UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-10385

                         Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                            Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

                                      Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end:  March 31

Date of reporting period: April 1, 2019 - March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

March 31, 2020

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2020

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of Pacific Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Pacific Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Funds electronically by contacting Pacific Funds using one of the methods listed in the Where To Go For More Information section or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Funds or your financial intermediary that you wish to continue receiving paper copies by contacting Pacific Funds using one of the methods listed in the Where To Go For More Information section or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all communications received for all Funds held with Pacific Funds.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report for the fiscal year ended March 31, 2020 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of thirty-three Funds, eighteen of which are included in this report (each individually, a “Fund” and collectively, the “Funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA) is Adviser to the Funds and also directly manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth and Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”).

Each of the Portfolio Optimization Funds is an asset allocation “Fund of Funds” that invests in Class P shares of certain other funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. During the period, the Portfolio Optimization Funds invested in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income, Pacific FundsSM Floating Rate Income and Pacific FundsSM Small-Cap Growth.

The Adviser, Pacific Asset Management LLC, Cadence Capital Management LLC and Rothschild & Co Asset Management US Inc. (together, the “Managers”) and their Funds as of March 31, 2020 are listed below:

The Adviser and the Managers have prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Adrian S. Griggs

Chairman of the Board	Chief Executive Officer

Pacific Funds Series Trust	Pacific Funds Series Trust

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust is net of fees and includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable share class sales charges. Past performance is not predictive of future performance. This report shows you the performance of each of the Funds compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2020 (the reporting period) as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the Managers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the Managers. Any sectors referenced are provided by the applicable Manager and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Managers believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the United States (U.S.) Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2020)

Executive Summary

While global markets kicked off the new decade with steady gains, risk assets got bombarded in March of 2020 by natural and geopolitical hazards that fueled market volatility. At the start of 2020, economic and business indicators showed that U.S. equities were on track for another positive year. Historically, low employment rates boosted consumer confidence—a key factor behind the rising stock market. This support from American households kept the longest economic expansion in U.S. history going, despite mounting external and operational challenges businesses faced such as rising input costs. However, those stock-market gains over much of the reporting period quickly evaporated with the spread of the coronavirus or “COVID-19”.

Fixed Income

As coronavirus threatened to throw the U.S. economy into a deep recession or worse, the Fed unexpectedly and aggressively lowered the Fed Funds-rate target range from 0% to 0.25% and unleashed multiple credit facilities to maintain ample liquidity in the marketplace. The 10-year U.S. Treasury yield slid from nearly 2.5% to 0.70% over the reporting period. The bond market (as defined by the Bloomberg Barclays US Aggregate Bond Index) returned 8.93% for the reporting period. Like equities, spread sectors faced headwinds over the volatile period as the number of coronavirus-related cases and deaths surged, causing elevated risk concerns. Spikes in credit spreads hurt both emerging-market and high-yield bonds, which coincided with the plunge in risk appetite.

Domestic Equity

On the way down, growth stocks continued to outperform value stocks. Value styles and factors tend to have material exposures to financial and energy sectors, both of which performed badly. In the energy sector, a combination of low profit margins, high leverage and tumbling crude prices triggered an outflow of capital. Extremely low interest rates continued to suppress profitability among financial institutions. Amid a flight to quality, investors shifted from small-capitalization stocks to large-capitalization stocks with healthier balance sheets.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

International Equity

Internationally, trade tensions between the U.S. and China improved, although the Trump administration maintained most of its tariffs. Russia and Saudi Arabia had been engaging in a crude-oil price war that caused oil prices to plunge as markets prepared for an oncoming glut of oil. Many experts questioned the validity, rationale and strategic motives for engaging in this conflict as well as the possibility of a potential pact between Saudi Arabia and Russia. While Russian President Vladimir Putin maintained a strong interest in the Middle East region, the oil-for-military bilateral relationship between the Saudis and the U.S. has faded over the last several years, particularly after the Crown Prince Mohammed bin Salman become the second most powerful figure in Saudi Arabia behind his father, King Salman.

International equities continued to lag their U.S. counterparts, as both the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) and the MSCI Emerging Markets (EM) Index (Net) experienced double-digit losses (-14.38% and -17.69%, respectively) over the reporting period. International developed- and emerging-market equities tend to have more exposure than U.S. markets to the financial sector, whose performance was lackluster as major central banks maintained exceptionally loose monetary policies. Additionally, both Asian and European economies were hit by the coronavirus outbreak earlier than the U.S., contributing to the relative underperformance.

Concluding Remarks

These unfolding events have caused many countries to take wartime-like measures to fight the spread of the coronavirus and address its effects on the global economy. The Fed and Trump administration unleashed an extraordinary monetary and $2-trillion fiscal-stimulus package in an attempt to offset the snowballing effects of COVID-19 and other geopolitical issues.

The Trump administration has found itself simultaneously battling the unprecedented impacts of coronavirus, a trade war with China, falling crude oil prices and cracks in cyber security. We think the $2-trillion stimulus won’t be enough to fully stabilize the economy, and Congress will be forced to pass another package to further bolster markets. We believe the domestic economy and asset prices may begin recovering in the latter half of 2020 if appropriate measures are taken. In particular, we’ll need to see American businesses and consumers regain some optimism after we come out on the other side of the outbreak.

Globally, the energy sector felt the blow delivered by Putin’s drive to regain market share from U.S. shale. Putin also continues to increase Russia’s global influence, especially in the Middle East where the Trump administration has sent mixed messages about the U.S.’s military commitment in the energy-rich region. Russia has been strategically building its key energy infrastructure projects, though construction of its Nord Stream 2 gas pipeline—designed to run from Russia to Germany—has been halted after the U.S. recently announced it would impose sanctions on vessels that help lay the pipeline in the Baltic Sea.

A minefield of issues threatens the European economy. Once the coronavirus crisis fades, the European Union (EU) will still need to finalize terms of Britain’s exit from the EU; deal with a Eurosceptic and battered Italy; and wrestle with political upheavals in Poland and Hungary. The European Union faces these issues with less support from key allies, most notably the U.S. In addition to the coronavirus and geopolitical issues, regulatory pressures to restrict stockholder payouts could add to the mounting headwinds for European dividend-paying stocks such as those in the banking and energy industries, including value sectors, styles and factors.

The economic outlook for Japan, another key international market, remains cloudy. The latest blow was the postponement of the 2020 Summer Olympics to be held in Tokyo Japan due to the coronavirus. Japan’s economic difficulties (e.g. a declining population, perpetual deflation and monumental debt levels) will likely push the government to reluctantly pass another fiscal stimulus package to address some of the challenges.

China appears to be in the early recovery phase from the coronavirus, and the Trump administration has started to show a willingness to lower trade barriers to help revive economic activity. The Trump administration’s actions indicate that it will consider extraordinary measures in an attempt to revive the U.S. equity market. We anticipate that President Trump will place an emphasis on boosting the stock market ahead of November’s presidential election. Those measures could potentially lift risk assets, specifically U.S. and Chinese equities over the medium term.

Forward-looking price-to-earnings multiples appear to be fairly reasonable at current levels; however, we have noticed slow downward revisions to analyst earnings estimates amid heightened levels of uncertainty. While the exceptional amount of stimulus could provide a jolt to equity markets, longer-term management of the U.S. government’s finances will likely become a highly complex issue as it will need to address rapidly surging debt levels from bailout packages on top of the Fed’s diminished ability to further loosen monetary policy.

Though the U.S. and other countries currently face multiple headwinds, diligent and careful asset-allocation decisions should help investors navigate through the maze of investment threats and opportunities.

Performance of the Portfolio Optimization Funds

The performance of the Portfolio Optimization Funds are composites of the performance of each of the PF Underlying Funds in which each invests (which may include domestic and/or international equities and bonds). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four of the broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices for the year ended March 31, 2020 is shown in the following table:

Broad-Based Indices
S&P 500 Index (representing U.S. Stocks)	-6.98%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	-14.38%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	8.93%
ICE BofAML U.S. 3-Month T-Bill Index (Cash)	2.25%

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned -1.95%, compared to an 8.93% return for the Bloomberg Barclays US Aggregate Bond Index, a -6.98% return for the S&P 500 Index, and a 4.72% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(1.95%	)	1.82%	3.34%
Fund’s Class A with maximum sales charge	(7.38%	)	0.68%	2.75%
Fund’s Class C without sales charge	(2.72%	)	1.06%	2.59%
Fund’s Class C with maximum sales charge	(3.68%	)	1.06%	2.59%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.88%
S&P 500 Index	(6.98%	)	6.73%	10.53%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.72%		3.76%	4.89%

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(1.68%	)	2.09%	2.53%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.06%
S&P 500 Index	(6.98%	)	6.73%	10.81%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.72%		3.76%	4.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Conservative Composite Benchmark is comprised of the Bloomberg Barclays US Aggregate Bond, S&P 500, ICE BofAML U.S. 3-Month T-Bill, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among the fixed income lineup, high yield and emerging market bonds detracted from performance over the reporting period as riskier asset classes fared poorly amid the global coronavirus pandemic and escalating geopolitical issues. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays US Aggregate Bond Index and detracted from performance over the reporting period.

As for domestic equities, exposures to small-capitalization, value-oriented and real estate-focused stocks dragged performance over the reporting period as growth sectors such as information technology continued to surge past value sectors. Nonetheless, the PF Real Estate Fund outperformed its underlying benchmark and contributed positively to performance.

International equities outperformed the MSCI EAFE Index (Net) over the reporting period. An overweight to emerging markets had a positive impact on performance. Additionally, the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further contributed to performance.

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned -4.94%, compared to an 8.93% return for the Bloomberg Barclays US Aggregate Bond Index, a -6.98% return for the S&P 500 Index, and a 1.64% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(4.94%	)	1.87%	4.04%
Fund’s Class A with maximum sales charge	(10.15%	)	0.73%	3.46%
Fund’s Class C without sales charge	(5.63%	)	1.12%	3.29%
Fund’s Class C with maximum sales charge	(6.56%	)	1.12%	3.29%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.88%
S&P 500 Index	(6.98%	)	6.73%	10.53%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	1.64%		4.11%	5.81%

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(4.67%	)	2.12%	3.36%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.06%
S&P 500 Index	(6.98%	)	6.73%	10.81%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	1.64%		4.11%	5.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is comprised of the Bloomberg Barclays US Aggregate Bond, S&P 500, MSCI EAFE (Net), and ICE BofAML U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond, and floating rate strategies. The Fund’s equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Among the fixed income lineup, high yield and emerging market bonds detracted from performance over the reporting period as riskier asset classes fared poorly amid the global coronavirus pandemic and escalating geopolitical issues. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays US Aggregate Bond Index and detracted from performance over the reporting period.

As for domestic equities, exposures to small-capitalization, value-oriented and real estate-focused stocks dragged performance over the reporting period, as growth sectors such as information technology continued to surge past value sectors. Nonetheless, the PF Real Estate Fund outperformed its underlying benchmark and contributed positively to performance.

International equities outperformed the MSCI EAFE Index (Net) over the reporting period. An overweight to emerging markets had a positive impact on performance. Additionally, the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index (Net), which further contributed to performance.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned -7.24%, compared to a -6.98% return for the S&P 500 Index, an 8.93% return for the Bloomberg Barclays US Aggregate Bond Index, and a -1.73% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(7.24%	)	2.19%	4.95%
Fund’s Class A with maximum sales charge	(12.35%	)	1.03%	4.36%
Fund’s Class C without sales charge	(7.97%	)	1.43%	4.20%
Fund’s Class C with maximum sales charge	(8.85%	)	1.43%	4.20%
S&P 500 Index	(6.98%	)	6.73%	10.53%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.88%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	(1.73%	)	4.48%	6.83%

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(7.07%	)	2.43%	4.35%
S&P 500 Index	(6.98%	)	6.73%	10.81%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.06%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	(1.73%	)	4.48%	6.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays US Aggregate Bond, MSCI EAFE (Net), and ICE BofAML U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund allocated to a mix of equity and fixed income strategies during the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate loan strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Among domestic equities, exposures to small-capitalization, value-oriented and real estate-focused stocks dragged over the reporting period as growth sectors such as information technology continued to surge past value sectors. Nonetheless, the PF Real Estate Fund outperformed its underlying benchmark and contributed positively to performance.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

International equities outperformed the MSCI EAFE Index (Net) over the reporting period. An overweight to emerging markets had a positive impact on performance. Additionally, the PF Emerging Markets Fund and the PF International Large-Cap Fund outpaced their respective benchmarks, which further contributed to performance.

Within the fixed income lineup, high yield and emerging market bonds detracted from performance over the reporting period as riskier asset classes fared poorly amid the global coronavirus pandemic and escalating geopolitical issues. Additionally, the PF Managed Bond Fund, which represented among the top three weights in the Fund, underperformed the Bloomberg Barclays US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned -11.24%, compared to a -6.98% return for the S&P 500 Index, an 8.93% return for the Bloomberg Barclays US Aggregate Bond Index, and a -4.65% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(11.24%	)	1.91%	5.41%
Fund’s Class A with maximum sales charge	(16.11%	)	0.77%	4.82%
Fund’s Class C without sales charge	(11.81%	)	1.17%	4.68%
Fund’s Class C with maximum sales charge	(12.64%	)	1.17%	4.68%
S&P 500 Index	(6.98%	)	6.73%	10.53%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.88%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	(4.65%	)	4.74%	7.70%

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(10.98%	)	2.17%	4.97%
S&P 500 Index	(6.98%	)	6.73%	10.81%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.06%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	(4.65%	)	4.74%	7.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Growth Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays US Aggregate Bond Index, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix during the reporting period that was tilted to equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Within domestic equities, exposures to small-capitalization, value-oriented and real estate-focused stocks dragged performance over the reporting period as growth sectors such as information technology continued to surge past value sectors. Nonetheless, the PF Real Estate Fund outperformed its underlying benchmark and contributed positively to performance.

International equities outperformed the MSCI EAFE Index (Net) over the reporting period. An overweight to emerging markets had a positive impact on performance. Additionally, the PF Emerging Markets Fund and the PF International Large-Cap Fund outpaced their respective benchmarks, which further contributed to performance.

Among the fixed income lineup, high yield and emerging market bonds detracted from performance over the reporting period as riskier asset classes fared poorly amid the global coronavirus pandemic and escalating geopolitical issues. Additionally, the PF Managed Bond Fund underperformed the Bloomberg Barclays US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned -13.66%, compared to a -6.98% return for the S&P 500 Index, an 8.93% return for the Bloomberg Barclays US Aggregate Bond Index, and a -8.12% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(13.66%	)	1.96%	5.56%
Fund’s Class A with maximum sales charge	(18.41%	)	0.81%	4.97%
Fund’s Class C without sales charge	(14.25%	)	1.19%	4.88%
Fund’s Class C with maximum sales charge	(15.05%	)	1.19%	4.88%
S&P 500 Index	(6.98%	)	6.73%	10.53%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.88%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	(8.12%	)	4.70%	8.22%

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(13.34%	)	2.23%	5.32%
S&P 500 Index	(6.98%	)	6.73%	10.81%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.06%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	(8.12%	)	4.70%	8.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is comprised of the S&P 500, MSCI EAFE (Net), and Bloomberg Barclays US Aggregate Bond Indices in a weighting that is fixed and specific to the Fund. The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Within domestic equities, exposures to small-capitalization, value-oriented and real estate-focused stocks dragged performance over the reporting period as growth sectors such as information technology continued to surge past value sectors. Nonetheless, the PF Real Estate Fund outperformed its underlying benchmark and contributed positively to performance.

International equities outperformed the MSCI EAFE Index (Net) over the reporting period. An overweight to emerging markets had a positive impact on performance. Additionally, the PF Emerging Markets Fund and the PF International Large-Cap Fund outpaced their respective benchmarks, which further contributed to performance.

Among the fixed income lineup, high yield and emerging market bonds detracted from performance over the reporting period as riskier asset classes fared poorly amid the global coronavirus pandemic and escalating geopolitical issues. Additionally, the PF Managed Bond Fund underperformed the Bloomberg Barclays US Aggregate Bond Index and detracted from performance over the reporting period.

Pacific Funds Ultra Short Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the period ended March 31, 2020?

A. Pacific Funds Ultra Short Income commenced operations on June 28, 2019. For the period from inception through March 31, 2020, Pacific Funds Ultra-Short Income’s Class I (without sales charge) returned -1.81%, compared to a 1.94% return for its benchmark, the Bloomberg Barclays Short Treasury Total Return Index

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the period ended March 31, 2020 are also shown in the table below. Performance data for Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Periods Ended March 31, 2020(1)

	Since Inception (6/28/19)
Fund’s Class I without sales charge	(1.81%	)
Fund’s Advisor Class without sales charge	(1.81%	)
Bloomberg Barclays Short Treasury Total Return Index	1.94%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2020, the Fund’s Class I underperformed its benchmark. The Fund primarily invests in investment grade short-term fixed and floating rate debt securities Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s focus on corporate debt versus government securities was the primary detractor from performance. The reporting period saw substantial market volatility in short maturity corporate bonds due to the novel Coronavirus and its impacts on corporate earnings and global economic activity. The Fund’s overweight to corporate bonds, notably BBB rated corporate bonds, detracted from performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector detracted from performance. The Fund’s exposure to treasuries that have longer maturities than the index contributed to performance.

The significant spread widening experienced in March 2020 due to the impact of the novel Coronavirus left valuations at attractive levels for corporate debt. However, we are mindful that the duration of Coronavirus and its impacts on corporate earnings and economic activity remain uncertain. Therefore, we are cautious on those sectors most impacted by stay-at-home orders and forced shutdowns including leisure, travel, retail, and energy. Sector and credit selection remain vital as we focus on issuers that are reducing debt, while staying cautious with sectors experiencing more deterioration in credit metrics.

Pacific Funds Short Duration Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 0.03%, compared to a 4.53% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020(1)

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	0.03%		1.60%	2.42%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	4.53%		1.90%	1.54%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(0.13%	)	1.33%	1.92%
Fund’s Class A with maximum sales charge	(3.13%	)	0.72%	1.52%
Fund’s Class C without sales charge	(0.87%	)	0.58%	1.17%
Fund’s Class C with maximum sales charge	(1.85%	)	0.58%	1.17%
Fund’s Advisor Class without sales charge	0.02%		1.58%	2.16%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	4.53%		1.90%	1.57%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses a short maturity corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s focus on income producing corporate debt versus government securities was the primary detractor from relative performance. The reporting period saw substantial market volatility in short maturity corporate bonds due to the novel Coronavirus and its impacts on corporate earnings and global economic activity. Relative to the benchmark, the Fund’s overweight to corporate bonds, notably BBB rated corporate bonds, detracted from performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector detracted from performance. The Fund’s duration was below benchmark, which detracted from performance. Sector overweights to food and beverage, auto Asset-Backed Securities (ABS), and environmental contributed to performance while overweights to independent energy and leisure detracted.

The significant spread widening experienced in March 2020 due to the impact of the novel Coronavirus left valuations at attractive levels for corporate debt. However, we are mindful that the duration of Coronavirus and its impacts on corporate earnings and economic activity remain uncertain. Therefore, we are cautious on those sectors most impacted by stay-at-home orders and forced shutdowns including leisure, travel, retail, and energy. Though we selectively favor bank loans given, in our view, better relative value and downside protection than high yield bonds. The Fund is underweight duration relative to its benchmark.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Core Income’s Class I (without sales charge) returned 3.81%, compared to an 8.93% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020(1)

	1 Year		5 Years	Since Inception (12/31/10)
Fund’s Class I without sales charge	3.81%		2.80%	4.28%
Fund’s Class A without sales charge	3.51%		2.49%	4.01%
Fund’s Class A with maximum sales charge	(0.92%	)	1.60%	3.53%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.69%

	1 Year		5 Years	Since Inception (6/30/11)
Fund’s Class C without sales charge	2.73%		1.72%	2.91%
Fund’s Class C with maximum sales charge	1.73%		1.72%	2.91%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.59%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	3.81%		2.77%	3.45%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.10%

			1 Year	Since Inception (4/27/15)
Fund’s Class P without sales charge			3.80%	2.64%
Bloomberg Barclays US Aggregate Bond Index			8.93%	3.36%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s focus on corporate debt versus government securities was the primary detractor from relative performance. The reporting period saw substantial market volatility due to the novel Coronavirus and its impacts on corporate earnings and global economic activity. The Fund’s overweight (relative to its benchmark) to corporate bonds, notably BBB rated corporate bonds, detracted from performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector detracted from performance. The Fund’s duration was below that of its benchmark, which detracted from performance. At the security level, Sprint Communications, Bank of America, and Citigroup were the top contributors while Diamondback Energy, NEP Group, and Clubcorp were the top detractors. Sector overweights to banking, electric, and auto ABS contributed to performance while overweights to midstream, leisure, and retailers detracted.

The significant spread widening experienced in March 2020 due to impact of the novel Coronavirus left valuations at particularly attractive levels for corporate debt. However, we are mindful that the duration of Coronavirus and its impacts on corporate earnings and economic activity remain uncertain. Therefore, we are cautious on those sectors most impacted by stay-at-home orders and forced shutdowns including leisure, travel, retail, and energy. We expect to maintain exposure to securitized assets and have looked to add to certain deal structures as they became more attractive due to the sell-off in March 2020. Non-investment grade sectors, bank loans and high yield, are both at attractive levels, though we selectively favor bank loans given, in our view, better relative value and downside protection than high yield bonds. The Fund is underweight duration relative to the benchmark.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Strategic Income’s Class I (without sales charge) returned -4.32%, compared to an 8.93% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020(1)

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	(4.32%	)	2.26%	4.88%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.19%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(4.58%	)	1.97%	3.93%
Fund’s Class A with maximum sales charge	(8.63%	)	1.08%	3.35%
Fund’s Class C without sales charge	(5.35%	)	1.23%	3.17%
Fund’s Class C with maximum sales charge	(6.27%	)	1.23%	3.17%
Fund’s Advisor Class without sales charge	(4.34%	)	2.20%	4.18%
Bloomberg Barclays US Aggregate Bond Index	8.93%		3.36%	3.10%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Based on our view of the market conditions during the reporting period, we positioned the Fund towards non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s underperformance relative to the benchmark for the reporting period was primarily driven by asset allocation. The Fund focused during the reporting period on U.S. credit sectors including bank loans, high yield bonds, and corporate debt. The reporting period saw substantial market volatility due to the novel Coronavirus and its impacts on corporate earnings and global economic activity. The Fund’s overweight relative to its benchmark to corporate bonds, notably BBB rated corporate bonds, detracted from performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector detracted from performance. The Fund’s duration was below benchmark, which detracted from performance. At the security level, Sprint Communications, InBev, and Tesla were the top contributors while Ahern Rentals, Golden Nugget, Energy Transfer Operating LP, and Clubcorp were the top detractors.

The significant spread widening experienced in March 2020 due to the impact of the novel Coronavirus left valuations at attractive levels across the credit spectrum. However, we are mindful that the duration of Coronavirus and its impacts on corporate earnings and economic activity remain uncertain. We have maintained a preference for corporate bonds, especially BBB-rated corporates. We have not meaningfully increased our bank loan or high yield allocations at the reduction of corporate bonds. The ultimate path for the credit market remains highly contingent on the path of the virus. We continue to underwrite our credits to stressed scenarios and work closely with our research staff to understand the funding needs of our issuers during this period of economic stress. We expect to be quite flexible from an asset allocation perspective as the market reprices quickly in these volatile times. Security and sector selection remain key as does a need to be flexible.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned -6.49%, compared to a -9.51% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020(1)

	1 Year		5 Years	Since Inception (6/30/11)
Fund’s Class I without sales charge	(6.49%	)	1.94%	3.23%
Credit Suisse Leveraged Loan Index	(9.51%	)	1.21%	2.77%

	1 Year		5 Years	Since Inception (12/30/11)
Fund’s Class A without sales charge	(6.69%	)	1.63%	3.12%
Fund’s Class A with maximum sales charge	(9.52%	)	1.02%	2.74%
Fund’s Class C without sales charge	(7.31%	)	0.92%	2.38%
Fund’s Class C with maximum sales charge	(8.20%	)	0.92%	2.38%
Credit Suisse Leveraged Loan Index	(9.51%	)	1.21%	3.15%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	(6.52%	)	1.88%	2.91%
Credit Suisse Leveraged Loan Index	(9.51%	)	1.21%	2.80%

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Class P without sales charge	(6.49%	)	1.90%	2.40%
Credit Suisse Leveraged Loan Index	(9.51%	)	1.21%	2.24%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. Using a fundamental approach with a top down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

For the reporting period, the Fund’s outperformance relative to the benchmark was driven by sector allocations and credit selection. The reporting period saw some of the highest levels of market volatility since the Global Financial Crisis of 2008, and an underweight to risk as measured by yield to the benchmark contributed to performance. The Fund’s underweights to energy, retail, and metals/minerals were strong contributors to relative performance. Notable was our near zero exposure to energy related securities during the reporting period. Security selection in the food/drug sector detracted from performance.

As of the end of the reporting period, the Fund was underweight risk as measured to our benchmark by yield. We view valuations, given the steep sell-off in March 2020, as attractive. However, we are mindful that the short term path of the novel Coronavirus, and its impacts on earnings and Gross Domestic Product (GDP), remain uncertain. We remain underweight risk, focused on industries and sectors that are less cyclical, and continue to have limited exposure to the sectors most exposed to Coronavirus. We hold limited to no exposure to airlines, hotels, gym/fitness, or department stores. We do hold select gaming sector exposure where we believe the companies have strong balance sheets and good relative value. We are focused on the performing part of the bank loan market. We are overweight service, forest products/containers, and housing (building materials) and underweights energy, metals/minerals, media/telecom, and information technology.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds High Income’s Class I (without sales charge) returned -8.36%, compared to a -6.94% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020(1)

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	(8.36%	)	1.81%	4.52%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	(6.94%	)	2.78%	5.14%

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	(8.61%	)	1.53%	3.44%
Fund’s Class A with maximum sales charge	(12.52%	)	0.64%	2.86%
Fund’s Class C without sales charge	(9.28%	)	0.80%	2.70%
Fund’s Class C with maximum sales charge	(10.15%	)	0.80%	2.70%
Fund’s Advisor Class without sales charge	(8.38%	)	1.78%	3.69%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	(6.94%	)	2.78%	4.41%

	1 Year		5 Years	Since Inception (1/14/15)
Fund’s Class P without sales charge	(8.46%	)	1.77%	2.26%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	(6.94%	)	2.78%	3.18%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade, debt instruments or in instruments with characteristics of non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to sector allocations and an overweight to lower quality securities. Overweights to leisure and midstream and an underweight to technology detracted from performance. Overweights to diversified manufacturing and building materials contributed to performance. At the security level, Golden Nugget, Ahern Rentals and Ascent Resources were the largest detractors. Altice, New Enterprise Stone & Lime, and Howard Hughes Corporation were the top contributors. The Fund’s underweight to BB rated securities and overweight to CCC rated securities also detracted from performance. The Fund held above average cash which benefited performance. The Fund’s duration was shorter than the benchmark, which detracted from relative performance.

As of the end of the reporting period, we believe it is especially important amid current market conditions to continue to maintain our focus on credit selection as the key to our high-yield investment process. The novel Coronavirus, and the duration by which it impacts earnings and GDP, remain uncertain. Current valuations appear attractive, though we remain cautious on many cyclical areas such as retail, energy, and consumer discretionary. The Fund is overweight building materials, leisure, and diversified manufacturing and underweight technology, cable/satellite, and wirelines. The Fund remains underweight exposure to industries in secular decline, which include phone companies in the wirelines sector and hardware companies susceptible to rapid change in the technology sector. The Fund is underweight duration relative to the benchmark.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Diversified Income (co-managed by Cadence Capital Management LLC and Pacific Asset Management LLC)

Q. How did the Fund perform for the period ended March 31, 2020?

A. Pacific Funds Diversified Income commenced operations on June 28, 2019. For the period from inception through March 31, 2020, the Fund’s Advisor Class (without sales charge) returned -14.24%, compared to a -13.36% return for the MSCI World Index (Net) and a -7.67% return for Diversified Income Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Periods Ended March 31, 2020(1)

	Since Inception (6/28/19)
Fund’s Advisor Class without sales charge	(14.24%	)
MSCI World Index (Net)	(13.36%	)
Diversified Income Composite Benchmark	(7.67%	)

(1)

Pacific Asset Management LLC began co-managing the Fund with Cadence effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management co-managed the Fund with Cadence.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2020, the Fund’s Advisor Class underperformed the Diversified Income Composite Benchmark, The Fund is co-managed by Pacific Asset Management and Cadence. The following are separate discussions from each co-manager.

Pacific Asset Management

For our portion of the Fund, we at Pacific Asset Management use a non-investment grade focused multi-sector credit strategy. Our portion of the Fund focuses on U.S. credit sectors including bank loans, high yield bonds, and corporate debt. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

Underperformance relative the benchmark for our portion of the Fund was primarily driven by asset allocation. The reporting period saw substantial market volatility due to the novel Coronavirus and its impacts on corporate earnings and global economic activity. Our portion of the Fund’s overweight to corporate bonds, notably BBB rated corporate bonds, as well as to the non-investment grade bank loan sector and the high yield bond sector detracted from performance. Our portion of the Fund’s duration was below benchmark, which detracted from performance. Security selection in T-Mobile and Tesla contributed to performance.

The significant spread widening experienced in March 2020 due to the impact of the novel Coronavirus left valuations at attractive levels across the credit spectrum. However, we are mindful that the duration of Coronavirus and its impacts on corporate earnings and economic activity remain uncertain. We have maintained a preference for corporate bonds, especially BBB-rated corporates. We have not meaningfully increased our bank loan or high yield allocations at the reduction of corporate bonds. The more leveraged portions of high yield and bank loans still face an uphill battle to make it to the other side of the economic reopening. The ultimate path for credit market remains highly contingent on the path of the virus. We expect to be quite flexible from an asset allocation perspective as the market reprices quickly in these volatile times. Security and sector selection remain key as does a need to be flexible.

Cadence

For our portion of the Fund, we at Cadence invest in equity investments across the U.S., developed international markets and emerging markets, with an emphasis on premium yielding and high-quality companies, and may invest in other income focused asset classes such as master limited partnerships (MLPs) and real estate investment trusts (REITs) as needed to help achieve the Fund’s investment goal.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

After strong performance in 2019, global equity markets have experienced unprecedented sell-off in the first quarter of 2020 due to two key factors: the global response and economic weakness due to coronavirus/COVID-19; and a severe downturn in oil prices and outlook in the energy sector.

Within domestic equities, exposure to energy stocks and specifically the allocation to MLPs, detracted from our portion of the Fund’s performance over the reporting period. A sharp sell-off in oil prices punished MLP and midstream equity prices pushing the allocation to lose over half its value. An underweight to technology domestically also hurt relative performance over the reporting period as technology was one of the best performing sectors.

Internationally, our developed equity allocation outperformed relative to the index, helped by an underweight to the financials sector which, even before the coronavirus-related downturn, had been hard-hit by low economic growth and the prevalence of negative interest rates in the Europe, the Far East and Australasia (EAFE) region. An overweight to the healthcare sector also contributed to relative performance as the sector has weathered the recent downturn relatively unscathed. Our portion of the Fund’s allocation to emerging markets was a relative detractor to performance as emerging markets have underperformed both domestic and developed international equity markets over the reporting period.

Pacific Funds Large-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Large-Cap’s Advisor Class (without sales charge) returned -9.26%, compared to a -6.98% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

			1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge			(9.26%	)	7.33%
Fund’s Class A without sales charge			(9.52%	)	7.05%
Fund’s Class A with maximum sales charge			(13.34%	)	5.96%
Fund’s Class C without sales charge			(10.21%	)	6.25%
Fund’s Class C with maximum sales charge			(11.10%	)	6.25%
S&P 500 Index			(6.98%	)	9.46%

	1 Year		5 Years		Since Inception (3/20/15)
Fund’s Class R6 without sales charge	(9.20%	)	4.37%		4.04%
S&P 500 Index	(6.98%	)	6.73%		6.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included information technology, health care, and utilities. Conversely, the industrials, consumer discretionary, and energy sectors were the most significant detractors from the Fund’s performance. Sector allocation was neutral for the reporting period, with tailwinds from an overweight to the health care sector and an underweight to the financials sector essentially cancelling out the headwinds from an underweight to the information technology sector and an overweight to the real estate sector. Stock selection was the primary driver of the Fund’s relative under performance, with the effects of contributors in the health care and energy sectors falling short of those of the detractors in the consumer discretionary, industrials, and communication services sectors.

Turning to individual stocks, detractors from the Fund’s performance included EOG Resources, an independent exploration and production company, which underperformed in the final quarter of the reporting period, driven by the rout in oil prices that fell from $60 per barrel at the beginning of the first quarter of 2020 to $20 per barrel. The Fund has subsequently exited the position. Another detractor from the Fund’s performance was U.S. Foods Holding, an American food service distributor, which reported a mixed final quarter of 2019 with revenues softer than expected.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Operating expenses related to the acquisition of SGA Foods were elevated and organic volume growth was disappointing due to the loss of a client in the healthcare/hospitality segment. A shortened holiday period in December of 2019 also hurt volumes relative to 2018. The pipeline of new clients looks healthy and we believe organic growth will accelerate. Also detracting from the Fund’s performance was Expedia Group, a technology travel company, which was impacted as travel & leisure has been one of the hardest hit industries by COVID-19. Just after the first quarter of 2020, the Fund exited its position in Expedia Group.

Top individual stock contributors to the Fund’s performance included Vertex Pharmaceuticals, a biotechnology company, as the company saw limited disruptions from COVID-19, particularly with regard to its supply chain of Cystic Fibrosis drugs. Merck & Co, a large pharmaceuticals, chemicals, and life sciences company, performed well in the first quarter of 2020 as earnings results came in ahead of expectations, driven by its key oncology drug Keytruda and the positive operating leverage that it brings. Also contributing to the Fund’s performance was Chevron Corp, a large, integrated oil company, which underperformed in the first quarter of 2020, driven by the rout in oil prices that fell from $60 per barrel at the beginning of the first quarter of 2020 to $20 per barrel. However, the Fund sold its position prior to the start of 2020, securing and benefiting from the gains that the stock had experienced through the end of 2019.

Pacific Funds Large-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Large-Cap Value’s Advisor Class (without sales charge) returned -15.09%, compared to a -17.17% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge	(15.09%	)	3.73%
Fund’s Class A without sales charge	(15.34%	)	3.44%
Fund’s Class A with maximum sales charge	(18.91%	)	2.38%
Fund’s Class C without sales charge	(16.01%	)	2.66%
Fund’s Class C with maximum sales charge	(16.77%	)	2.66%
Fund’s Class R6 without sales charge	(15.05%	)	3.78%
Russell 1000 Value Index	(17.17%	)	4.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class outperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included health care, consumer staples, and information technology. Conversely, the financials, energy, and industrials sectors were the most significant detractors from the Fund’s performance. Sector allocation was modestly positive, with tailwinds from an underweight to the consumer discretionary sector and an overweight to the communication services sector exceeding the headwinds from an underweight to the consumer staples sector and an overweight to the health care sector. Stock selection was the primary driver of the Fund’s relative outperformance, with the effects of contributors in the financials, health care, and real estate sectors outpacing those of detractors in the consumer discretionary, information technology, and communication services sectors.

Turning to individual stocks, contributors to the Fund’s performance included Microsoft Corporation, a leading software company, which outperformed significantly as investors sought well-capitalized and structural growth stocks as fears surrounding COVID-19 took root. Another contributor to the Fund’s performance, Northrop Grumman, a leading defense contractor, was an out performer given relatively limited exposure to the threat of an economic slowdown due to the COVID-19 outbreak. Similarly, Eli Lily, a pharmaceutical company, outperformed on the back of peer-leading organic growth trends and limited disruptions from the COVID-19 outbreak.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Top individual stock detractors from the Fund’s performance included Diamondback Energy and EOG Resources, both independent exploration and production companies which underperformed in the final quarter of the reporting period, driven by the rout in oil prices that fell from $60 per barrel at the beginning of the first quarter of 2020 to $20 per barrel. The Fund has subsequently exited both positions. Another detractor from the Fund’s performance was PVH Corp, a clothing company, whose fall was driven by estimate cuts as the COVID-19 situation developed, with risks tied to lower global tourism spending as more than half of the company’s revenues originated from outside the U.S. market. Adding to the pressure on estimates was PVH’s exposure to U.S. mall and department store closures.

Pacific Funds Small/Mid-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Small/Mid-Cap’s Advisor Class (without sales charge) returned -26.61%, compared to a -22.47% return for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

			1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge			(26.61%	)	1.49%
Fund’s Class A without sales charge			(26.71%	)	1.28%
Fund’s Class A with maximum sales charge			(29.83%	)	0.26%
Fund’s Class C without sales charge			(27.24%	)	0.53%
Fund’s Class C with maximum sales charge			(27.97%	)	0.53%
Russell 2500 Index			(22.47%	)	4.28%

	1 Year		5 Years		Since Inception (12/31/14)
Fund’s Class R6 without sales charge	(26.57%	)	(1.20%	)	0.07%
Russell 2500 Index	(22.47%	)	0.49%		1.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included utilities, consumer staples, and communication services. Conversely, the consumer discretionary, financials, and information technology sectors were the most significant detractors from the Fund’s performance. Sector allocation was positive, with tailwinds from an overweight to the health care sector and the Fund’s small cash position exceeding the headwinds from an underweight to the utilities sector and a small overweight to the consumer discretionary sector. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the real estate, industrials, and utilities sectors falling short of those of the detractors in consumer discretionary, financials, and health care sectors.

Turning to individual stocks, detractors from the Fund’s performance included Invesco Mortgage Capital Inc. (IVR), a hybrid mortgage real estate investment trust (mREIT), which invests in agency and non-agency residential mortgage backed securities (RMBS) and other securities. Historically the group has provided attractive dividend yields with relatively stable book values. In March of 2020, the overall mortgage market experienced extreme volatility and dislocation. Mortgage REITs use short term repurchase or “repo” agreements to add leverage in order to fund the purchase of mortgage related securities. With the entire system under stress given both credit and liquidity concerns, spreads widened, asset values fell sharply, and the haircuts that repo dealers required increased. This caused widespread liquidity-driven asset sales which further pressured asset values. As a result, many mREITs (including IVR) were unable to meet margin calls and are in discussions with lenders about entering into a forbearance plan. They are also delaying payment of dividends to preserve liquidity. Another detractor from the Fund’s performance was Diamondback Energy, an independent exploration and production company, which underperformed in the final quarter of the reporting period, driven by the rout in oil prices that fell from $60 per barrel at the beginning of the first quarter of 2020 to $20 per barrel. Also

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

detracting from the Fund’s performance was Green Dot Corporation, a financial technology provider, which lowered annual guidance following their earnings release at the start of the first quarter of the reporting period. This reflected the company’s decision to proactively spend on marketing for its new product launch in the summer as well as combat increased competitive pressures from start-up neo-banks (digital only banking offerings). In addition, the company lowered its annual guidance again, following their results from the first quarter of the reporting period, due to a more conservative-than-expected uptake in its new product, which was partially due to a modestly delayed launch as well as a delay in the start of its new “banking as a service” customers. Green Dot had a very attractive valuation and extremely low expectations along with various potential drivers of the stock’s performance, including receiving a return on its marketing investments, success from its new product launches, and a potential sale/break-up of the company into legacy and banking as service offerings. Despite these, we exited the position as the company’s CEO and CFO announced their departures, which created an increased level of uncertainty that was too much to bear.

Top individual stock contributors to the Fund’s performance included Generac Holdings, a backup power company, which reported multiple quarters (first, second, and third quarters of the reporting period) of better-than-expected quarterly results and increased full-year guidance throughout the reporting period. In addition, the company’s market opportunity expanded as scheduled brownouts and blackouts in California associated with future wildfire risk increases. Furthermore, the company announced its solar battery backup offering (similar to the Tesla power wall with additional advantages) which further increased investor optimism over future growth prospects. Also contributing to the Fund’s performance was Amedisys, a home health care provider, that was under pressure initially in 2020 as the company reported better-than-expected fourth quarter of 2019 results but issued conservative 2020 guidance. However, in March of 2020, COVID-19 related hospital admissions pushed the need to free up beds and move less severe patients to an out-patient home setting. Also, when appropriate, the Centers for Medicare & Medicaid Services (CMS) will now allow reimbursement for tele-health services, versus prior in-person services and doctor visits, which will have longer lasting benefits given the elimination of logistical challenges for a predominant elderly population and travel costs. Lastly, the Congressional stimulation package rolled back sequestration reimbursement cuts to some home health related services that will help offset volume-related pressures from shelter-in-place and social distancing policies.

Pacific Funds Small-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Small-Cap’s Advisor Class (without sales charge) returned -29.07%, compared to a -23.99% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

			1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge			(29.07%	)	0.75%
Fund’s Class A without sales charge			(29.27%	)	0.49%
Fund’s Class A with maximum sales charge			(32.29%	)	(0.53%	)
Fund’s Class C without sales charge			(29.82%	)	(0.27%	)
Fund’s Class C with maximum sales charge			(30.52%	)	(0.27%	)
Russell 2000 Index			(23.99%	)	3.79%

	1 Year		5 Years		Since Inception (12/31/14)
Fund’s Class R6 without sales charge	(29.05%	)	(2.25%	)	(1.07%	)
Russell 2000 Index	(23.99%	)	(0.25%	)	0.57%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Leading sectors contributing to the Fund’s performance included utilities, consumer staples, and energy. Conversely, the financials, consumer discretionary, and information technology sectors were the most significant detractors from the Fund’s performance. Sector allocation was positive, with tailwinds from an underweight to the energy sector and the Fund’s small cash position exceeding the headwinds from overweights to the consumer discretionary and communication services sectors along with an underweight to the utilities sector. Stock selection was the primary driver of the Fund’s relative under performance, with the effects of contributors in the industrials, real estate, and energy sectors falling short of those of the detractors in the information technology, financials, and health care sectors.

Turning to individual stocks, detractors from the Fund’s performance included Merit Medical Systems, a manufacturer of disposable medical devices, which underperformed due to disappointing results during the third quarter of the reporting period, and lowered 2019 guidance for the second quarter in a row after beating consensus earnings expectations for the preceding 16 straight quarters. The company cited several headwinds: difficult year over year comparisons, weaker seasonal summer trends than normal, geopolitical issues (e.g., Brexit), and new GPO (group purchasing distribution agreement). Their management cited the cyclical low point in their business and expects things to grow from here. Another detractor from the Fund’s performance was Invesco Mortgage Capital, a hybrid mortgage real estate investment trust (mREIT), which invests in agency and non-agency residential mortgage backed securities (RMBS) and other securities. Historically the group has provided attractive dividend yields with relatively stable book values. In March of 2020, the overall mortgage market experienced extreme volatility and dislocation. Mortgage REITs use short term repurchase or “repo” agreements to add leverage in order to fund the purchase of mortgage related securities. With the entire system under stress given both credit and liquidity concerns, spreads widened, asset values fell sharply, and the haircuts that repo dealers required increased. This caused widespread liquidity-driven asset sales which further pressured asset values. As a result, many mREITs (including IVR) were unable to meet margin calls and are in discussions with lenders about entering into a forbearance plan. They are also delaying payment of dividends to preserve liquidity. Also detracting from the Fund’s performance was Green Dot Corporation, a financial technology provider, which lowered annual guidance following their earnings release at the start of the first quarter of the reporting period. This reflected the company’s decision to proactively spend on marketing for its new product launch in the summer as well as combat increased competitive pressures from start-up neo-banks (digital only banking offerings). In addition, the company lowered its annual guidance again, following their results from the first quarter of the reporting period, due to a more conservative-than-expected uptake in its new product, which was partially due to a modestly delayed launch as well as a delay in the start of its new “banking as a service” customers. Green Dot had a very attractive valuation and extremely low expectations along with various potential drivers of the stock’s performance, including receiving a return on its marketing investments, success from its new product launches, and a potential sale/break-up of the company into legacy and banking as service offerings. Despite this, we exited the position as the company’s CEO and CFO announced their departures, which created an increased level of uncertainty that was too much to bear.

Top individual stock contributors to the Fund’s performance included Quidel, a manufacturer of healthcare equipment, which reported better-than-expected results during the fourth quarter of the reporting period driven by a stronger-than-normal seasonal flu testing, which has continued through March of 2020 with the onset of COVID-19. Physicians are ordering rapid flu tests in tandem with COVID-19 tests. Also, longer term, the company has an opportunity to develop a point-of-care rapid COVID-19 test compatible with its Sofia analyzer that controls significant market share in physicians’ offices. A rapid test for the virus could be on the market next year and double flu sales, at significant incremental margins. Also contributing to the Fund’s performance was Amedisys, a home health care provider, that was under pressure initially in 2020 as the company reported better-than-expected fourth quarter of 2019 results but issued conservative 2020 guidance. However, in March of 2020, COVID-19 related hospital admissions pushed the need to free up beds and move less severe patients to an out-patient home setting. Also, when appropriate, the Centers for Medicare & Medicaid Services (CMS) will now allow reimbursement for tele-health services, versus prior in-person services and doctor visits, which will have longer lasting benefits given the elimination of logistical challenges for a predominant elderly population and travel costs. Lastly, the Congressional stimulation package rolled back sequestration reimbursement cuts to some home health related services that will help offset volume-related pressures from shelter-in-place and social distancing policies.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Small-Cap Value’s Advisor Class (without sales charge) returned -31.79%, compared to a -29.64% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

			1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge			(31.79%	)	(1.88%	)
Fund’s Class A without sales charge			(31.93%	)	(2.12%	)
Fund’s Class A with maximum sales charge			(34.79%	)	(3.12%	)
Fund’s Class C without sales charge			(32.44%	)	(2.85%	)
Fund’s Class C with maximum sales charge			(33.11%	)	(2.85%	)
Russell 2000 Value Index			(29.64%	)	1.11%

	1 Year		5 Years		Since Inception (12/31/14)
Fund’s Class R6 without sales charge	(31.67%	)	(4.35%	)	(3.45%	)
Russell 2000 Value Index	(29.64%	)	(2.42%	)	(1.95%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included consumer staples, communication services, and utilities. Conversely, the financials, consumer discretionary, and industrials sectors were the most significant detractors from the Fund’s performance. Sector allocation was positive, with tailwinds from an underweight to the energy sector and the Fund’s small cash position exceeding the headwinds from an overweight to the consumer discretionary sector and an underweight to the utilities sector. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the real estate, industrials, and utilities sectors falling short of those of the detractors in the financials, information technology, and health care sectors.

Turning to individual stocks, detractors from the Fund’s performance included MFA Financial and Invesco Mortgage Capital, which are both hybrid mortgage real estate investment trusts (mREIT), which invest in agency and non-agency residential mortgage backed securities (RMBS) and other securities. Historically the group has provided attractive dividend yields with relatively stable book values. In March of 2020, the overall mortgage market experienced extreme volatility and dislocation. Mortgage REITs use short term repurchase or “repo” agreements to add leverage in order to fund the purchase of mortgage related securities. With the entire system under stress given both credit and liquidity concerns, spreads widened, asset values fell sharply, and the haircuts that repo dealers required increased. This caused widespread liquidity-driven asset sales which further pressured asset values. As a result, many mREITs (including both MFA and Invesco) were unable to meet margin calls and are in discussions with lenders about entering into a forbearance plan. They are also delaying payment of dividends to preserve liquidity. Another detractor from the Fund’s performance was Designer Brands, Inc. which engages in the design, production, and retail of footwear and accessory brands. It operates over 500 DSW stores in the U.S. The company is in the middle of a three-year plan to improve gross margins but hit headwinds from tariff concerns in August of 2019 and more recently, like many retailers, its business was negatively impacted by COVID-19 related shutdowns. The company has closed its stores, withdrawn its guidance, cut its dividend, and has put 80% of its workforce on temporary leave of absence. Underlying fundamentals were starting to improve but the uncertainty around the duration of the store closures is weighing on the stock.

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Top individual stock contributors to the Fund’s performance included Helen of Troy, a consumer products company whose personal care and household products brands include Braun, Vicks, OXO, and Hydro Flask. In January of 2020, the company reported fiscal third quarter (ended November 2019) earnings that were well-above estimates and increased full-year guidance. It also completed an accretive acquisition. In the current environment, the market expects continuing demand for some of its Health & Home products offsetting likely pressure in its HydroFlask and Beauty appliances businesses. Leverage remains low and the company is taking proactive steps including executive pay cuts and reducing other expenses. The company also drew down on its line of credit to increase liquidity. Also contributing to the Fund’s performance was Southwest Gas Holdings which operates regulated natural gas utilities in Arizona, California, and Nevada, as well as a utility infrastructure services segment for gas and electric utilities throughout North America. The company reported disappointing third quarter 2019 results and lowered full year guidance due to several nonrecurring factors. However, in 2020 the company delivered the expected defensive characteristics in the March 2020 sell-off.

Pacific Funds Small-Cap Growth (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, Pacific Funds Small-Cap Growth’s Advisor Class (without sales charge) returned -28.89%, compared to a -18.58% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2020. For comparison purposes, the performance of all classes for the periods ended March 31, 2020 are also shown in the table below. Performance data for Class A, C, and R6 (formerly Class S) shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge	(28.89%	)	1.44%
Fund’s Class A without sales charge	(29.01%	)	1.19%
Fund’s Class A with maximum sales charge	(32.03%	)	0.16%
Fund’s Class C without sales charge	(29.61%	)	0.42%
Fund’s Class C with maximum sales charge	(30.32%	)	0.42%
Fund’s Class R6 without sales charge	(28.80%	)	1.55%
Russell 2000 Growth Index	(18.58%	)	6.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included consumer staples, energy, and real estate. Conversely, the consumer discretionary, information technology, and health care sectors were the most significant detractors from the Fund’s performance. Sector allocation was neutral for the reporting period, with tailwinds from an underweight to the energy sector, an overweight to the information technology sector and the Fund’s small cash position essentially negating the headwinds from an overweight to the consumer discretionary sector and an underweight to the utilities sector. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the industrials and consumer staples sectors falling short of those of the detractors in the information technology, health care, and financials sectors.

Turning to individual stocks, detractors from the Fund’s performance included G-III Apparel Group, an apparel manufacturer and retailer, which was under pressure from COVID-19 related concerns and the impact to its business from department store closures. G-III Apparel was sold from the Fund as it has limited direct-to-consumer distribution which would likely help in the current environment. With its significant exposure to department stores we believe it will be difficult to navigate the stores’ closures. This, along with longer-term concerns over this distribution reliance, drove the decision to exit the position. Another detractor from the Fund’s performance was Green Dot Corporation, a financial technology provider, which lowered annual guidance following their earnings release at the start of the first quarter of the reporting

See benchmark definitions on A-24 and A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

period. This reflected the company’s decision to proactively spend on marketing for its new product launch in the summer as well as combat increased competitive pressures from start-up neo-banks (digital only banking offerings). In addition, the company lowered its annual guidance again, following their results from the first quarter of the reporting period, due to a more conservative-than-expected uptake in its new product, which was partially due to a modestly delayed launch as well as a delay in the start of its new “banking as a service” customers. Green Dot had a very attractive valuation and extremely low expectations along with various potential drivers of the stock’s performance, including receiving a return on its marketing investments, success from its new product launches, and a potential sale/break-up of the company into legacy and banking as service offerings. Despite this, we exited the position as the company’s CEO and CFO announced their departures, which created an increased level of uncertainty that was too much to bear. Also detracting from the Fund’s performance was Children’s Place, Inc., a specialty retailer, who preannounced their results from the second quarter of the reporting period with same-store sales above expectation and in-line earnings which the market took away as an indication of weaker than expected margins.

Top individual stock contributors to the Fund’s performance included Quidel, a manufacturer of healthcare equipment, which reported better-than-expected results during the fourth quarter of the reporting period driven by a stronger-than-normal seasonal flu testing, which has continued through March of 2020 with the onset of COVID-19. Physicians are ordering rapid flu tests in tandem with COVID-19 tests. Also, longer term, the company has an opportunity to develop a point-of-care rapid COVID-19 test compatible with its Sofia analyzer that controls significant market share in physicians’ offices. A rapid test for the virus could be on the market next year and double flu sales, at significant incremental margins. Also contributing to the Fund’s performance was Generac Holdings, a backup power company, which reported multiple quarters (first, second, and third quarters of the reporting period) of better-than-expected quarterly results and increased full-year guidance throughout the reporting period. In addition, the company’s market opportunity expanded as scheduled brownouts and blackouts in California associated with future wildfire risk increases. Furthermore, the company announced its solar battery backup offering (similar to the Tesla power wall with additional advantages) which further increased investor optimism over future growth prospects.

Benchmark Definitions

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays Short Treasury Total Return Index measures the performance of the US Treasury bills, notes, and bonds under 1 year to maturity. STRIPS are excluded from the index because their inclusion would result in double-counting. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Diversified Income Composite Benchmark is 70% MSCI World Index (Net) and 30% Bloomberg Barclays US Aggregate Bond Index.

ICE BofAML U.S. 3-Month Treasury Bill (T-Bill) Index (formerly named ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2020, the MSCI Emerging Markets Index (Net) consists of the following emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE (Europe, Australasia and Far East) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2020, the MSCI EAFE Index (Net) consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (U.K.) The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2020, the MSCI World Index (Net) consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non- resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays US Aggregate Bond; 17% S&P 500; 7% ICE BofAML U.S. 3-Month Treasury Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net); and 5% ICE BofAML U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg Barclays US Aggregate Bond; 15% MSCI EAFE (Net); and 2% ICE BofAML U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg Barclays US Aggregate Bond; and 19% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE (Net); and 5% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2020

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.6%

Pacific Funds Core Income ‘P’	551,703	$5,870,120
Pacific Funds Floating Rate Income ‘P’	246,147	2,168,559
Pacific Funds High Income ‘P’	2,637,965	22,844,778
PF Inflation Managed Fund ‘P’	1,247,832	11,392,707
PF Managed Bond Fund ‘P’	6,550,067	72,247,239
PF Short Duration Bond Fund ‘P’	3,455,850	33,763,657
PF Emerging Markets Debt Fund ‘P’	2,030,196	14,576,809
PF Developing Growth Fund ‘P’	81,633	1,158,367
PF Growth Fund ‘P’	87,502	2,371,306
PF Large-Cap Value Fund ‘P’	463,359	4,476,046
PF Multi-Asset Fund ‘P’	4,334,195	35,670,422
PF Small-Cap Value Fund ‘P’	223,265	1,154,281
PF Emerging Markets Fund ‘P’	437,740	4,289,848
PF International Small-Cap Fund ‘P’	166,614	1,162,964
PF Real Estate Fund ‘P’	115,963	1,194,420

Total Affiliated Mutual Funds (Cost $216,641,998)		214,341,523

TOTAL INVESTMENTS - 100.6% (Cost $216,641,998)		214,341,523

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(1,252,545)

NET ASSETS - 100.0%		$213,088,978

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Funds’ composition as a percentage of net assets was as follows:

Pacific Funds Portfolio Optimization Conservative
Affiliated Fixed Income Funds	76.4%
Affiliated Equity Funds	24.2%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	634,186	$6,747,736
Pacific Funds Floating Rate Income ‘P’	162,400	1,430,744
Pacific Funds High Income ‘P’	2,978,097	25,790,324
PF Inflation Managed Fund ‘P’	597,682	5,456,837
PF Managed Bond Fund ‘P’	7,456,155	82,241,385
PF Short Duration Bond Fund ‘P’	2,620,479	25,602,075
PF Emerging Markets Debt Fund ‘P’	2,291,824	16,455,295
PF Developing Growth Fund ‘P’	107,521	1,525,730
PF Growth Fund ‘P’	367,651	9,963,335
PF Large-Cap Value Fund ‘P’	1,983,022	19,155,992
PF Multi-Asset Fund ‘P’	8,497,349	69,933,180
PF Small-Cap Value Fund ‘P’	294,030	1,520,135
PF Emerging Markets Fund ‘P’	1,152,878	11,298,209
PF International Large-Cap Fund ‘P’	295,246	2,671,974
PF International Small-Cap Fund ‘P’	219,436	1,531,666
PF International Value Fund ‘P’	437,256	2,247,495
PF Real Estate Fund ‘P’	305,494	3,146,593

Total Affiliated Mutual Funds (Cost $298,276,276)		286,718,705

TOTAL INVESTMENTS - 100.1% (Cost $298,276,276)		286,718,705

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(381,134)

NET ASSETS - 100.0%		$286,337,571

Pacific Funds Portfolio Optimization Moderate-Conservative
Affiliated Fixed Income Funds	57.2%
Affiliated Equity Funds	42.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$214,341,523	$214,341,523	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$286,718,705	$286,718,705	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-1

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2020

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,314,637	$13,987,743
Pacific Funds Floating Rate Income ‘P’	488,186	4,300,918
Pacific Funds High Income ‘P’	5,487,404	47,520,915
PF Inflation Managed Fund ‘P’	450,520	4,113,245
PF Managed Bond Fund ‘P’	15,456,022	170,479,927
PF Short Duration Bond Fund ‘P’	4,990,795	48,760,064
PF Emerging Markets Debt Fund ‘P’	4,606,736	33,076,367
PF Developing Growth Fund ‘P’	324,105	4,599,050
PF Growth Fund ‘P’	2,299,469	62,315,604
PF Large-Cap Value Fund ‘P’	6,989,993	67,523,333
PF Multi-Asset Fund ‘P’	40,651,114	334,558,667
PF Small-Cap Value Fund ‘P’	1,772,672	9,164,716
PF Emerging Markets Fund ‘P’	3,475,520	34,060,098
PF International Large-Cap Fund ‘P’	1,335,014	12,081,879
PF International Small-Cap Fund ‘P’	1,322,935	9,234,086
PF International Value Fund ‘P’	1,933,043	9,935,840
PF Real Estate Fund ‘P’	1,381,347	14,227,870

Total Affiliated Mutual Funds (Cost $901,209,091)		879,940,322

TOTAL INVESTMENTS - 100.1% (Cost $901,209,091)		879,940,322

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(918,359)

NET ASSETS - 100.0%		$879,021,963

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Funds’ composition as a percentage of net assets was as follows:

Pacific Funds Portfolio Optimization Moderate
Affiliated Equity Funds	63.4%
Affiliated Fixed Income Funds	36.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	470,828	$5,009,609
Pacific Funds High Income ‘P’	2,579,489	22,338,375
PF Managed Bond Fund ‘P’	5,441,796	60,023,008
PF Short Duration Bond Fund ‘P’	1,228,820	12,005,569
PF Emerging Markets Debt Fund ‘P’	2,977,473	21,378,257
PF Developing Growth Fund ‘P’	478,784	6,793,941
PF Growth Fund ‘P’	1,991,746	53,976,306
PF Large-Cap Value Fund ‘P’	4,993,382	48,236,075
PF Multi-Asset Fund ‘P’	39,488,140	324,987,393
PF Small-Cap Value Fund ‘P’	1,964,092	10,154,356
PF Emerging Markets Fund ‘P’	3,529,908	34,593,100
PF International Large-Cap Fund ‘P’	2,008,746	18,179,153
PF International Small-Cap Fund ‘P’	1,465,807	10,231,331
PF International Value Fund ‘P’	2,920,495	15,011,342
PF Real Estate Fund ‘P’	1,700,646	17,516,654

Total Affiliated Mutual Funds (Cost $695,726,206)		660,434,469

TOTAL INVESTMENTS - 100.1% (Cost $695,726,206)		660,434,469

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(576,389)

NET ASSETS - 100.0%		$659,858,080

Pacific Funds Portfolio Optimization Growth
Affiliated Equity Funds	81.8%
Affiliated Fixed Income Funds	18.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$879,940,322	$879,940,322	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$660,434,469	$660,434,469	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-2

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2020

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	20,861	$221,964
Pacific Funds High Income ‘P’	261,223	2,262,187
PF Managed Bond Fund ‘P’	178,973	1,974,074
PF Short Duration Bond Fund ‘P’	217,802	2,127,923
PF Emerging Markets Debt Fund ‘P’	301,549	2,165,122
PF Developing Growth Fund ‘P’	254,510	3,611,496
PF Growth Fund ‘P’	1,290,497	34,972,470
PF Large-Cap Value Fund ‘P’	2,166,896	20,932,217
PF Multi-Asset Fund ‘P’	14,576,879	119,967,717
PF Small-Cap Value Fund ‘P’	1,160,072	5,997,574
PF Emerging Markets Fund ‘P’	1,364,831	13,375,343
PF International Large-Cap Fund ‘P’	983,705	8,902,532
PF International Small-Cap Fund ‘P’	692,596	4,834,320
PF International Value Fund ‘P’	1,517,948	7,802,250
PF Real Estate Fund ‘P’	723,165	7,448,597

Total Affiliated Mutual Funds (Cost $246,388,717)		236,595,786

TOTAL INVESTMENTS - 100.1% (Cost $246,388,717)		236,595,786

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(146,395)

NET ASSETS - 100.0%		$236,449,391

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	96.4%
Affiliated Fixed Income Funds	3.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$236,595,786	$236,595,786	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-3

PACIFIC FUNDS

PACIFIC FUNDSSM ULTRA SHORT INCOME

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 65.1%

Basic Materials - 1.9%

Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	$75,000	$72,938
Glencore Funding LLC (Switzerland) 2.875% due 04/16/20 ~	200,000	199,990
Syngenta Finance NV (Switzerland) 3.698% due 04/24/20 ~	200,000	199,618

		472,546

Communications - 7.3%

AT&T Inc 2.781% (USD LIBOR + 0.950%) due 07/15/21 §	400,000	393,168
3.875% due 08/15/21	100,000	102,461
Charter Communications Operating LLC 3.579% due 07/23/20	250,000	249,239
Comcast Corp 1.873% (USD LIBOR + 0.440%) due 10/01/21 §	250,000	244,545
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	459,750	459,175
Verizon Communications Inc 1.741% (USD LIBOR + 1.000%) due 03/16/22 §	375,000	357,027

		1,805,615

Consumer, Cyclical - 7.6%

British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	100,000	95,107
4.625% due 12/20/25 ~	87,691	87,140
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	385,397	385,607
General Motors Financial Co Inc 2.685% (USD LIBOR + 1.310%) due 06/30/22 §	200,000	158,990
Hasbro Inc 2.600% due 11/19/22	200,000	197,574
3.150% due 05/15/21	100,000	98,144
Hyatt Hotels Corp 3.375% due 07/15/23	100,000	92,335
Marriott International Inc 1.649% (USD LIBOR + 0.650%) due 03/08/21 §	250,000	213,728
2.300% due 01/15/22	100,000	93,903
McDonald’s Corp 2.225% (USD LIBOR + 0.430%) due 10/28/21 §	150,000	147,637
3.300% due 07/01/25	100,000	103,638
Toyota Motor Credit Corp 2.900% due 03/30/23	200,000	201,399

		1,875,202

Consumer, Non-Cyclical - 7.6%

AbbVie Inc 2.150% due 11/19/21 ~	450,000	448,521
Cigna Corp 1.493% (USD LIBOR + 0.650%) due 09/17/21 §	375,000	360,374
CVS Health Corp 1.719% (USD LIBOR + 0.720%) due 03/09/21 §	125,000	122,447
General Mills Inc 2.383% (USD LIBOR + 0.540%) due 04/16/21 §	350,000	340,782

	Principal Amount	Value
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	$200,000	$199,629
Keurig Dr Pepper Inc 3.130% due 12/15/23	100,000	101,699
Tyson Foods Inc 2.130% (USD LIBOR + 0.550%) due 06/02/20 §	300,000	299,255

		1,872,707

Energy - 5.6%

Diamondback Energy Inc 2.875% due 12/01/24	250,000	175,190
Exxon Mobil Corp 2.022% (USD LIBOR + 0.330%) due 08/16/22 §	250,000	229,437
Kinder Morgan Energy Partners LP 6.500% due 04/01/20	250,000	250,000
MPLX LP 1.899% (USD LIBOR + 0.900%) due 09/09/21 §	150,000	141,778
Occidental Petroleum Corp 2.684% (USD LIBOR + 0.950%) due 02/08/21 §	500,000	396,289
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	200,000	196,825

		1,389,519

Financial - 23.7%

American Express Credit Corp 2.163% (USD LIBOR + 0.700%) due 03/03/22 §	103,000	100,396
AvalonBay Communities Inc REIT 2.261% (USD LIBOR + 0.430%) due 01/15/21 §	400,000	393,714
Bank of America Corp 1.866% (USD LIBOR + 0.650%) due 06/25/22 §	250,000	244,267
2.186% (USD LIBOR + 0.380%) due 01/23/22 §	100,000	96,017
Capital One NA 2.150% due 09/06/22	250,000	244,046
Citigroup Inc 2.754% (USD LIBOR + 0.960%) due 04/25/22 §	350,000	342,779
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	200,000	175,856
HSBC Holdings PLC (United Kingdom) 2.873% (USD LIBOR + 1.500%) due 01/05/22 §	200,000	191,809
Jackson National Life Global Funding 1.997% (USD LIBOR + 0.730%) due 06/27/22 § ~	250,000	239,000
JPMorgan Chase & Co 1.499% (USD LIBOR + 0.610%) due 06/18/22 §	500,000	487,833
Mitsubishi UFJ Financial Group Inc (Japan) 2.599% (USD LIBOR + 0.920%) due 02/22/22 §	250,000	225,590
Morgan Stanley 3.201% (USD LIBOR + 1.400%) due 10/24/23 §	250,000	242,797
New York Life Global Funding 2.288% (USD LIBOR + 0.440%) due 07/12/22 § ~	400,000	384,373
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	200,000	200,856
PNC Bank NA 2.004% (USD LIBOR + 0.325%) due 02/24/23 §	250,000	235,724
2.252% (USD LIBOR + 0.450%) due 07/22/22 §	250,000	242,459

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-4

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	$150,000	$146,632
Royal Bank of Canada (Canada) 2.493% (USD LIBOR + 0.730%) due 02/01/22 §	200,000	194,385
State Street Corp 2.825% due 03/30/23 ~	250,000	252,452
Sumitomo Mitsui Financial Group Inc (Japan) 2.618% (USD LIBOR + 0.780%) due 07/12/22 §	450,000	428,467
The Goldman Sachs Group Inc 2.433% (USD LIBOR + 0.750%) due 02/23/23 §	250,000	239,878
Truist Bank 0.883% (SOFR + 0.730%) due 03/09/23 §	250,000	227,820
UBS Group AG (Switzerland) 3.293% (USD LIBOR + 1.530%) due 02/01/22 § ~	200,000	194,932
Wells Fargo & Co 3.450% due 02/13/23	100,000	102,955

		5,835,037

Industrial - 4.6%

Carrier Global Corp 1.923% due 02/15/23 ~	500,000	493,231
Otis Worldwide Corp 1.823% (USD LIBOR + 0.450%) due 04/05/23 § ~	200,000	190,435
Roper Technologies Inc 3.650% due 09/15/23	250,000	257,465
Ryder System Inc 2.500% due 05/11/20	200,000	199,952

		1,141,083

Technology - 2.8%

Broadcom Inc 3.125% due 04/15/21 ~	100,000	98,804
3.125% due 10/15/22 ~	150,000	148,721
Dell International LLC 4.000% due 07/15/24 ~	200,000	202,164
Hewlett Packard Enterprise Co 1.464% (USD LIBOR + 0.680%) due 03/12/21 §	250,000	241,922

		691,611

Utilities - 4.0%

DTE Energy Co 2.250% due 11/01/22	500,000	495,537
Edison International 4.950% due 04/15/25	250,000	249,423
Florida Power & Light Co 2.137% (USD LIBOR + 0.400%) due 05/06/22 §	250,000	235,828

		980,788

Total Corporate Bonds & Notes (Cost $16,783,831)		16,064,108

SENIOR LOAN NOTES - 3.1%

Consumer, Cyclical - 0.9%

SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	247,449	207,857

Financial - 0.5%

Avolon (US) LLC Term B-3 (Ireland) 2.523% (USD LIBOR + 1.750%) due 01/15/25 §	138,642	125,009

	Principal Amount	Value

Industrial - 1.7%

GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	$197,820	$192,998
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 §	247,440	235,996

		428,994

Total Senior Loan Notes (Cost $828,792)		761,860

ASSET-BACKED SECURITIES - 21.4%

AIMCO CLO (Cayman) 2.681% (USD LIBOR + 0.850%) due 01/15/28 § ~	400,000	392,687
AmeriCredit Automobile Receivables Trust 1.480% due 01/21/25	250,000	237,228
1.900% due 03/18/22	78,005	77,738
1.980% due 12/20/21	39,710	39,666
2.240% due 06/19/23	200,000	198,640
2.880% due 07/08/21	10,339	10,336
Benefit Street Partners CLO VI Ltd (Cayman) 3.059% (USD LIBOR + 1.240%) due 10/18/29 § ~	250,000	238,838
Dryden 43 Senior Loan CLO Fund (Cayman) 2.959% (USD LIBOR + 1.140%) due 07/20/29 § ~	250,000	243,083
Magnetite VIII CLO Ltd (Cayman) 2.811% (USD LIBOR + 0.980%) due 04/15/31 § ~	215,000	205,653
Navient Private Education Loan Trust 1.405% (USD LIBOR + 0.700%) due 09/16/24 § ~	12,232	12,230
Navient Private Education Refi Loan Trust 1.055% (USD LIBOR + 0.350%) due 11/15/68 § ~	89,449	88,025
2.180% due 08/15/68 ~	194,382	194,330
Navient Student Loan Trust 1.327% (USD LIBOR + 0.380%) due 03/25/67 § ~	184,820	183,115
Palmer Square CLO Ltd ‘A1A’ (Cayman) 2.943% (USD LIBOR + 1.100%) due 07/16/31 § ~	250,000	238,690
Palmer Square Loan Funding CLO Ltd (Cayman) 2.481% (USD LIBOR + 0.650%) due 07/15/26 § ~	143,747	140,347
2.483% (USD LIBOR + 0.800%) due 02/20/28 ~	250,000	245,682
2.701% (USD LIBOR + 0.900%) due 10/24/27 § ~	237,899	231,624
2.869% (USD LIBOR + 1.050%) due 04/20/27 § ~	238,367	234,878
Santander Drive Auto Receivables Trust 2.280% due 02/15/22	218,798	218,415
2.460% due 03/15/22	51,066	50,910
2.790% due 01/16/24	100,000	99,134
3.000% due 12/15/22	106,064	105,944
SLC Student Loan Trust 0.851% (USD LIBOR + 0.110%) due 03/15/27 §	59,714	59,447
SLM Student Loan Trust 1.884% (USD LIBOR + 0.090%) due 01/26/26 §	100,676	98,590
SMB Private Education Loan Trust 1.005% (USD LIBOR + 0.300%) due 09/15/25 § ~	64,678	64,631
3.050% due 05/15/26 ~	220,004	221,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-5

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Sofi Consumer Loan Program Trust ‘A’ 2.450% due 08/25/28 ~	$182,138	$175,188
Sofi Professional Loan Program LLC ‘A1FX’ 2.060% due 05/15/46	143,573	140,118
2.130% due 11/16/48 ~	73,787	73,720
Toyota Auto Receivables Owner Trust 1.780% due 11/15/21	72,587	72,347
Verizon Owner Trust 1.920% due 12/20/21 ~	108,560	108,229
2.060% due 04/20/22 ~	101,955	102,081
Voya CLO Ltd (Cayman) 2.719% (USD LIBOR + 0.900%) due 01/18/29 § ~	250,000	242,639
2.961% (USD LIBOR + 1.130%) due 10/15/30 § ~	250,000	240,800

Total Asset-Backed Securities (Cost $5,395,521)		5,286,176

U.S. TREASURY OBLIGATIONS - 7.0%

U.S. Treasury Notes - 7.0%

1.375% due 08/31/20	250,000	251,318
1.500% due 08/31/21	450,000	458,253
1.125% due 02/28/22	1,000,000	1,017,148

Total U.S. Treasury Obligations (Cost $1,714,355)		1,726,719

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.9%

U.S. Treasury Bill - 2.9%

1.554% due 06/25/20	$700,000	$699,871

Total Short-Term Investment (Cost $697,451)		699,871

TOTAL INVESTMENTS - 99.5% (Cost $25,419,950)		24,538,734

OTHER ASSETS & LIABILITIES, NET - 0.5%		135,004

NET ASSETS - 100.0%		$24,673,738

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	65.1%
Asset-Backed Securities	21.4%
U.S. Treasury Obligations	7.0%
Senior Loan Notes	3.1%
Others (each less than 3.0%)	2.9%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$16,064,108	$—	$16,064,108	$—
	Senior Loan Notes	761,860	—	761,860	—
	Asset-Backed Securities	5,286,176	—	5,286,176	—
	U.S. Treasury Obligations	1,726,719	—	1,726,719	—
	Short-Term Investment	699,871	—	699,871	—

	Total	$24,538,734	—	$24,538,734	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-6

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 54.4%

Basic Materials - 2.0%

Anglo American Capital PLC (South Africa)
3.750% due 04/10/22 ~	$5,000,000	$4,875,128
5.375% due 04/01/25 ~	3,000,000	3,035,270
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	1,220,000	1,186,450
DuPont de Nemours Inc 2.802% (USD LIBOR + 1.110%) due 11/15/23 §	6,965,000	6,095,503
Glencore Funding LLC (Switzerland) 3.000% due 10/27/22 ~	3,000,000	2,745,522
4.125% due 03/12/24 ~	2,500,000	2,302,575

		20,240,448

Communications - 2.6%

AT&T Inc
3.200% due 03/01/22	3,000,000	3,045,715
3.875% due 08/15/21	8,300,000	8,504,143
Charter Communications Operating LLC 3.579% due 07/23/20	4,738,000	4,723,562
DISH DBS Corp 5.125% due 05/01/20	2,000,000	1,991,610
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	7,256,250	7,247,180
The Walt Disney Co 1.750% due 08/30/24	1,400,000	1,410,928

		26,923,138

Consumer, Cyclical - 6.5%

Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	3,000,000	2,968,864
American Airlines Pass-Through Trust ‘A’ 4.000% due 01/15/27	901,451	906,522
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	3,400,000	3,233,646
4.625% due 12/20/25 ~	2,402,744	2,387,641
Daimler Finance North America LLC (Germany) 2.300% due 02/12/21 ~	4,000,000	3,900,120
3.750% due 11/05/21 ~	2,100,000	2,083,358
Delta Air Lines Inc 2.600% due 12/04/20	2,050,000	1,957,451
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	1,330,506	1,331,230
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	4,500,000	4,398,421
Dr. Horton Inc 2.500% due 10/15/24	4,500,000	4,212,233
Ford Motor Credit Co LLC 2.134% (USD LIBOR + 0.930%) due 09/24/20 §	2,000,000	1,900,154
5.584% due 03/18/24	1,300,000	1,212,250
General Motors Financial Co Inc 2.685% (USD LIBOR + 1.310%) due 06/30/22 §	2,745,000	2,182,139
3.550% due 07/08/22	3,000,000	2,775,137
Hyatt Hotels Corp 3.375% due 07/15/23	6,234,000	5,756,194
Hyundai Capital America 3.750% due 07/08/21 ~	2,100,000	2,099,290
Las Vegas Sands Corp 2.900% due 06/25/25	4,650,000	4,171,370
Lennar Corp 4.500% due 04/30/24	5,000,000	4,921,475
Marriott International Inc
2.125% due 10/03/22	1,350,000	1,216,286
2.300% due 01/15/22	1,911,000	1,794,493
3.600% due 04/15/24	2,000,000	1,862,994

	Principal Amount	Value
McDonald’s Corp
1.450% due 09/01/25	$2,100,000	$2,002,831
3.300% due 07/01/25	1,450,000	1,502,744
NIKE Inc 2.400% due 03/27/25	2,500,000	2,593,344
Sands China Ltd (Macau) 4.600% due 08/08/23	1,200,000	1,234,188
United Airlines Pass-Through Trust ‘B’
3.650% due 07/07/27	621,528	508,160
4.625% due 03/03/24	580,877	544,084
4.750% due 10/11/23	442,323	426,383
US Airways Pass-Through Trust ‘A’ 3.950% due 05/15/27	652,360	652,827

		66,735,829

Consumer, Non-Cyclical - 8.0%

AbbVie Inc
2.300% due 11/21/22 ~	2,000,000	2,000,958
2.950% due 11/21/26 ~	2,500,000	2,553,128
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.500% due 01/12/24	5,350,000	5,587,758
4.150% due 01/23/25	2,000,000	2,161,078
Anthem Inc 2.375% due 01/15/25	2,950,000	2,916,779
BAT Capital Corp (United Kingdom)
2.294% (USD LIBOR + 0.590%) due 08/14/20 §	2,400,000	2,360,785
2.764% due 08/15/22	4,500,000	4,437,532
BAT International Finance PLC (United Kingdom) 3.250% due 06/07/22 ~	2,640,000	2,630,013
Baxter International Inc 3.750% due 10/01/25 ~	2,150,000	2,287,920
Cigna Corp
2.721% (USD LIBOR + 0.890%) due 07/15/23 §	2,300,000	2,139,903
3.200% due 09/17/20	4,000,000	4,006,090
DH Europe Finance II Sarl 2.200% due 11/15/24	2,650,000	2,579,781
General Mills Inc
2.846% (USD LIBOR + 1.010%) due 10/17/23 §	3,100,000	2,998,581
3.700% due 10/17/23	1,965,000	2,003,573
Global Payments Inc 2.650% due 02/15/25	6,000,000	5,959,453
Keurig Dr Pepper Inc
3.130% due 12/15/23	4,500,000	4,576,457
3.551% due 05/25/21	2,500,000	2,531,120
4.057% due 05/25/23	3,000,000	3,128,343
4.417% due 05/25/25	1,000,000	1,067,730
Laboratory Corp of America Holdings 2.300% due 12/01/24	2,550,000	2,529,360
Mars Inc 2.700% due 04/01/25 ~	2,150,000	2,214,692
McKesson Corp 3.650% due 11/30/20	2,350,000	2,367,256
Moody’s Corp 2.625% due 01/15/23	3,000,000	3,019,877
PayPal Holdings Inc 2.200% due 09/26/22	5,000,000	4,982,169
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	4,200,000	4,239,742
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21	3,500,000	3,547,588
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	1,166,000	1,120,106

		81,947,772

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-7

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Energy - 3.5%

Diamondback Energy Inc 2.875% due 12/01/24	$5,250,000	$3,678,991
Energy Transfer Operating LP
3.600% due 02/01/23	5,325,000	4,740,126
4.250% due 03/15/23	1,500,000	1,346,138
4.500% due 04/15/24	1,800,000	1,608,531
Enterprise Products Operating LLC 3.350% due 03/15/23	4,500,000	4,421,046
Harvest Operations Corp (South Korea) 4.200% due 06/01/23 ~	2,150,000	2,318,192
Kinder Morgan Inc 5.625% due 11/15/23 ~	2,355,000	2,464,424
MPLX LP 3.500% due 12/01/22 ~	6,900,000	6,613,389
Newfield Exploration Co 5.625% due 07/01/24	3,500,000	1,883,105
Occidental Petroleum Corp 3.142% (USD LIBOR + 1.450%) due 08/15/22 §	2,500,000	1,676,099
ONEOK Inc 2.200% due 09/15/25	4,000,000	3,098,257
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	2,000,000	1,968,250

		35,816,548

Financial - 21.7%

AerCap Ireland Capital DAC (Ireland) 4.250% due 07/01/20	2,407,000	2,374,621
American Express Co 2.500% due 08/01/22	2,000,000	2,037,230
AvalonBay Communities Inc REIT
2.261% (USD LIBOR + 0.430%) due 01/15/21 §	3,469,000	3,414,485
2.850% due 03/15/23	1,970,000	1,954,192
3.500% due 11/15/24	2,000,000	2,053,685
Avolon Holdings Funding Ltd (Ireland) 3.625% due 05/01/22 ~	4,150,000	3,683,300
Bank of America Corp
2.328% due 10/01/21	2,450,000	2,446,897
2.511% (USD LIBOR + 0.770%) due 02/05/26 §	500,000	454,521
2.766% (USD LIBOR + 0.960%) due 07/23/24 §	5,000,000	4,584,349
BOC Aviation Ltd (Singapore) 2.750% due 09/18/22 ~	3,500,000	3,603,742
Boston Properties LP REIT 3.800% due 02/01/24	2,000,000	2,107,047
Canadian Imperial Bank of Commerce (Canada) 0.818% (SOFR + 0.800%) due 03/17/23 §	1,400,000	1,335,152
Citibank NA 2.119% (USD LIBOR + 0.300%) due 10/20/20 §	1,000,000	992,209
Citigroup Inc 1.549% (SOFR + 0.870%) due 11/04/22 §	5,000,000	4,698,936
Citizens Bank NA
2.325% (USD LIBOR + 0.950%) due 03/29/23 §	2,000,000	1,913,705
3.250% due 02/14/22	2,500,000	2,534,748
Cooperatieve Rabobank UA (Netherlands)
1.791% (USD LIBOR + 0.480%) due 01/10/23 §	3,000,000	2,842,900
2.092% (USD LIBOR + 0.860%) due 09/26/23 § ~	1,500,000	1,393,309
Credit Suisse Group AG (Switzerland) 1.941% (USD LIBOR + 1.200%) due 12/14/23 § ~	3,000,000	2,627,064

	Principal Amount	Value
Crown Castle International Corp REIT
2.250% due 09/01/21	$3,000,000	$2,960,227
4.875% due 04/15/22	2,000,000	2,101,290
Equinix Inc REIT 2.625% due 11/18/24	2,300,000	2,162,103
Fifth Third Bancorp 2.375% due 01/28/25	4,000,000	3,903,691
Healthcare Trust of America Holdings LP REIT 3.700% due 04/15/23	4,000,000	3,874,078
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	3,800,000	3,341,265
Jackson National Life Global Funding
2.650% due 06/21/24 ~	5,000,000	5,175,522
3.300% due 02/01/22 ~	4,350,000	4,440,707
JPMorgan Chase & Co
2.536% (USD LIBOR + 0.730%) due 04/23/24 §	4,000,000	3,766,146
2.694% (USD LIBOR + 0.900%) due 04/25/23 §	3,450,000	3,329,077
2.972% due 01/15/23	2,000,000	2,037,917
Metropolitan Life Global Funding I
2.400% due 06/17/22 ~	3,750,000	3,774,531
3.375% due 01/11/22 ~	1,800,000	1,828,860
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	1,992,216
Mitsubishi UFJ Financial Group Inc (Japan)
2.623% due 07/18/22	1,750,000	1,749,662
2.654% (USD LIBOR + 0.860%) due 07/26/23 §	2,000,000	1,837,668
2.665% due 07/25/22	3,000,000	3,008,446
3.218% due 03/07/22	2,150,000	2,181,429
Morgan Stanley
0.924% (SOFR + 0.830%) due 06/10/22 §	2,500,000	2,386,958
2.625% due 11/17/21	2,000,000	2,004,307
2.732% (USD LIBOR + 0.930%) due 07/22/22 §	5,000,000	4,867,129
3.201% (USD LIBOR + 1.400%) due 10/24/23 §	1,500,000	1,456,783
5.750% due 01/25/21	2,000,000	2,053,913
New York Life Global Funding
2.288% (USD LIBOR + 0.440%) due 07/12/22 § ~	1,350,000	1,297,259
2.950% due 01/28/21 ~	3,000,000	3,059,888
3.250% due 08/06/21 ~	1,500,000	1,525,163
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	3,800,000	3,816,268
PNC Bank NA
2.004% (USD LIBOR + 0.325%) due 02/24/23 §	6,400,000	6,034,537
2.232% due 07/22/22	656,000	658,155
2.252% (USD LIBOR + 0.450%) due 07/22/22 §	2,500,000	2,424,587
Prudential Financial Inc 1.500% due 03/10/26	1,750,000	1,649,433
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	2,000,000	1,955,094
Royal Bank of Canada (Canada)
2.033% (USD LIBOR + 0.660%) due 10/05/23 §	2,000,000	1,982,724
2.250% due 11/01/24	5,000,000	5,060,021
Springleaf Finance Corp 6.125% due 03/15/24	5,200,000	5,174,416
State Street Corp 2.825% due 03/30/23 ~	2,000,000	2,019,619
Sumitomo Mitsui Financial Group Inc (Japan)
2.348% due 01/15/25	2,500,000	2,487,832
2.448% due 09/27/24	600,000	599,424
2.576% (USD LIBOR + 0.740%) due 01/17/23 §	5,000,000	4,488,788
2.784% due 07/12/22	3,250,000	3,269,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-8

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
The Bank of New York Mellon Corp
1.950% due 08/23/22	$2,800,000	$2,818,759
2.100% due 10/24/24	2,000,000	2,039,251
The Goldman Sachs Group Inc
2.350% due 11/15/21	2,000,000	1,998,768
2.364% (USD LIBOR + 1.050%) due 06/05/23 §	3,750,000	3,591,107
2.557% (USD LIBOR + 0.780%) due 10/31/22 §	2,000,000	1,927,437
2.862% (USD LIBOR + 1.170%) due 05/15/26 §	3,200,000	2,944,005
3.500% due 04/01/25	3,000,000	3,047,592
The Huntington National Bank 3.125% due 04/01/22	3,500,000	3,548,962
The PNC Financial Services Group Inc
2.200% due 11/01/24	5,000,000	5,189,507
3.500% due 01/23/24	1,650,000	1,714,667
Truist Bank
0.883% (SOFR + 0.730%) due 03/09/23 §	2,000,000	1,822,561
3.525% due 10/26/21	4,200,000	4,204,818
UBS AG (Switzerland) 2.450% due 12/01/20 ~	4,200,000	4,189,840
US Bancorp 2.400% due 07/30/24	4,000,000	4,007,055
3.375% due 02/05/24	2,000,000	2,128,118
US Bank NA 3.000% due 02/04/21	3,300,000	3,322,123
Ventas Realty LP REIT 2.650% due 01/15/25	4,000,000	3,848,827
VICI Properties LP REIT 3.500% due 02/15/25 ~	1,050,000	975,844
Wells Fargo & Co
2.625% due 07/22/22	4,400,000	4,457,349
3.069% due 01/24/23	2,000,000	2,034,666
Zions Bancorp NA 3.350% due 03/04/22	3,000,000	2,943,893

		223,543,502

Industrial - 3.4%

Carrier Global Corp
1.923% due 02/15/23 ~	2,800,000	2,762,093
2.242% due 02/15/25 ~	3,000,000	2,939,783
John Deere Capital Corp 1.399% (USD LIBOR + 0.400%) due 06/07/21 §	6,000,000	5,889,274
Masco Corp 3.500% due 04/01/21	2,811,000	2,815,592
Norbord Inc (Canada) 6.250% due 04/15/23 ~	1,005,000	978,614
Otis Worldwide Corp
1.823% (USD LIBOR + 0.450%) due 04/05/23 § ~	1,500,000	1,428,263
2.056% due 04/05/25 ~	2,500,000	2,452,470
Penske Truck Leasing Co LP
2.700% due 11/01/24 ~	3,250,000	3,038,887
3.450% due 07/01/24 ~	2,300,000	2,304,808
4.125% due 08/01/23 ~	2,000,000	2,069,224
Raytheon Technologies Corp 3.650% due 08/16/23	348,000	366,578
Reynolds Group Issuer Inc 5.331% (USD LIBOR + 3.500%) due 07/15/21 § ~	2,500,000	2,454,375
Roper Technologies Inc 3.650% due 09/15/23	5,000,000	5,149,308

		34,649,269

Technology - 3.5%

Broadcom Inc
3.125% due 04/15/21 ~	4,000,000	3,952,164
3.125% due 10/15/22 ~	2,500,000	2,478,679
3.625% due 10/15/24 ~	5,000,000	4,917,144

	Principal Amount	Value
Dell International LLC 4.000% due 07/15/24 ~	$5,100,000	$5,155,189
Fiserv Inc 3.800% due 10/01/23	5,000,000	5,222,224
International Business Machines Corp
2.107% (USD LIBOR + 0.400%) due 05/13/21 §	6,000,000	5,950,835
2.850% due 05/13/22	6,000,000	6,168,118
Oracle Corp 2.500% due 04/01/25	2,050,000	2,095,199

		35,939,552

Utilities - 3.2%

Dominion Energy Gas Holdings LLC 2.500% due 11/15/24	2,550,000	2,482,495
DTE Energy Co
2.250% due 11/01/22	1,600,000	1,585,719
2.600% due 06/15/22	2,400,000	2,392,334
Duke Energy Corp
1.418% (USD LIBOR + 0.650%) due 03/11/22 §	1,000,000	974,980
2.400% due 08/15/22	2,150,000	2,148,759
Duke Energy Progress LLC 3.375% due 09/01/23	1,650,000	1,719,629
Edison International 4.950% due 04/15/25	2,250,000	2,244,802
Evergy Inc 2.450% due 09/15/24	4,350,000	4,275,903
FirstEnergy Corp 2.850% due 07/15/22	3,800,000	3,710,428
Florida Power & Light Co 2.850% due 04/01/25	450,000	473,555
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	3,975,000	3,900,489
Sempra Energy 2.331% (USD LIBOR + 0.500%) due 01/15/21 §	5,000,000	4,736,946
Vistra Operations Co LLC 3.550% due 07/15/24 ~	3,000,000	2,829,150

		33,475,189

Total Corporate Bonds & Notes (Cost $577,433,195)		559,271,247

SENIOR LOAN NOTES - 8.3%

Communications - 0.7%

CSC Holdings LLC Term B-5 3.112% (USD LIBOR + 2.500%) due 04/15/27 §	2,000,000	1,936,666
NEP Group Inc Term B 4.700% (USD LIBOR + 3.250%) due 10/20/25 §	1,989,924	1,253,652
Sprint Communications Inc Term B 3.500% (USD LIBOR + 2.500%) due 02/03/24 §	917,579	914,138
4.000% (USD LIBOR + 3.000%) due 02/03/24 §	1,975,000	1,959,364
Zayo Group Holdings Inc Term B 3.989% (USD LIBOR + 3.000%) due 03/09/27 §	1,500,000	1,406,250

		7,470,070

Consumer, Cyclical - 1.9%

American Builders & Contractors Supply Co Inc
Term B 2.989% (USD LIBOR + 2.000%) due 01/15/27 §	2,985,000	2,711,374
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 §	1,991,283	1,279,399

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-9

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	$3,297,771	$2,577,758
Marriott Ownership Resorts Inc Term B 2.739% (USD LIBOR + 1.750%) due 08/31/25 §	2,567,814	2,272,516
Restaurant Brands International Inc Term B (Canada) 2.739% (USD LIBOR + 1.750%) due 11/19/26 §	4,970,789	4,610,407
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	4,428,072	3,719,581
SRS Distribution Inc Term B 3.989% (USD LIBOR + 3.250%) due 05/24/25 §	3,000,000	2,541,000

		19,712,035

Consumer, Non-Cyclical - 1.3%

Bausch Health Americas Inc Term B 3.612% (USD LIBOR + 3.000%) due 06/01/25 §	5,427,919	5,201,754
Froneri US Inc Term B (United Kingdom) 3.239% (USD LIBOR + 2.250%) due 01/31/27 § ¥	2,880,000	2,764,800
H-Food Holdings LLC
4.677% (USD LIBOR + 3.688%) due 05/31/25 §	657,473	562,139
Term B-2 4.989% (USD LIBOR + 4.000%) due 05/31/25 §	671,599	580,934
Sunshine Luxembourg VII Sarl Term B (Luxembourg) 5.322% (USD LIBOR + 4.250%) due 10/02/26 §	2,244,375	2,053,603
US Foods Inc Term B 2.822% (USD LIBOR + 1.750%) due 06/27/23 §	2,430,929	2,293,176

		13,456,406

Financial - 1.2%

AssuredPartners Inc Term B 4.489% (USD LIBOR + 3.500%) due 02/13/27 § ¥	5,236,875	4,673,911
NFP Corp Term B 3.250% (USD LIBOR + 3.250%) due 02/13/27 § ±	5,000,000	4,375,000
USI Inc Term B 3.989% (USD LIBOR + 3.000%) due 05/16/24 §	3,431,013	3,130,799

		12,179,710

Industrial - 2.4%

Advanced Disposal Services Inc Term B 2.894% (USD LIBOR + 2.250%) due 11/10/23 §	6,893,454	6,858,987
Berry Global Inc Term W 2.863% (USD LIBOR + 2.000%) due 10/01/22 §	3,131,746	3,023,701
Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	1,994,924	1,745,558
Filtration Group Corp Term B 3.989% (USD LIBOR + 3.000%) due 03/29/25 §	2,981,556	2,634,950
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	2,645,291	2,580,812
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 §	4,137,635	3,946,269

	Principal Amount	Value
The Hillman Group Inc Term B 5.072% (USD LIBOR + 4.000%) due 05/31/25 §	$1,989,873	$1,578,632
TransDigm Inc Term F 3.239% (USD LIBOR + 2.250%) due 12/09/25 §	1,989,937	1,860,591

		24,229,500

Technology - 0.7%

Tempo Acquisition LLC Term B due 05/01/24 ¥	2,992,308	2,688,089
Vertafore Inc Term B 4.239% (USD LIBOR + 3.250%) due 07/02/25 §	4,720,530	4,260,279

		6,948,368

Utilities - 0.1%

Vistra Operations Co LLC Term B-3 2.703% (USD LIBOR + 1.750%) due 12/31/25 §	747,946	717,093

Total Senior Loan Notes (Cost $93,442,964)		84,713,182

ASSET-BACKED SECURITIES - 19.2%

Ally Auto Receivables Trust 3.020% due 09/15/23	1,000,000	999,149
AmeriCredit Automobile Receivables Trust
0.912% (USD LIBOR + 0.300%) due 01/18/23 §	1,935,468	1,935,508
1.100% due 03/20/23	2,500,000	2,478,007
1.480% due 01/21/25	2,750,000	2,609,508
1.900% due 03/18/22	748,852	746,283
2.020% (USD LIBOR + 0.350%) due 03/20/23 §	2,000,000	1,981,884
2.170% due 01/18/23	967,734	971,891
2.300% due 02/18/22	2,316,835	2,306,840
2.360% due 12/19/22	2,500,000	2,479,228
2.600% due 09/18/23	2,000,000	1,969,287
2.890% due 01/10/22	646,735	645,741
2.970% due 11/20/23	1,500,000	1,511,728
3.130% due 02/18/25	1,550,000	1,558,999
3.450% due 06/18/24	2,000,000	2,002,904
3.500% due 01/18/24	2,000,000	1,964,923
Apidos CLO XV ‘A1RR’ (Cayman) 2.829% (USD LIBOR + 1.010%) due 04/20/31 § ~	1,250,000	1,188,750
Apidos CLO XXV ‘A1R’ (Cayman) 2.989% (USD LIBOR + 1.170%) due 10/20/31 § ~	2,000,000	1,909,004
Apidos CLO XXX ‘A1A’ (Cayman) 2.959% (USD LIBOR + 1.140%) due 10/18/31 § ~	3,000,000	2,858,029
Atrium CLO XIII (Cayman) 2.986% (USD LIBOR + 1.180%) due 11/21/30 § ~	470,000	452,408
Benefit Street Partners CLO IV Ltd (Cayman) 3.069% (USD LIBOR + 1.250%) due 01/20/29 § ~	1,000,000	972,461
Benefit Street Partners CLO X Ltd (Cayman)
2.971% (USD LIBOR + 1.140%) due 01/15/29 § ~	3,050,000	2,951,620
3.581% (USD LIBOR + 1.750%) due 01/15/29 § ~	500,000	459,450
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 2.931% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	805,547
Capital Auto Receivables Asset Trust 3.480% due 10/20/23 ~	1,000,000	1,001,383

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-10

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd (Cayman) 2.844% (USD LIBOR + 1.050%) due 07/27/31 § ~	$500,000	$461,467
CIFC Funding 2015-III CLO Ltd (Cayman) 2.689% (USD LIBOR + 0.870%) due 04/19/29 § ~	1,500,000	1,445,887
Dryden 33 Senior Loan Fund (Cayman) 3.581% (USD LIBOR + 1.750%) due 04/15/29 § ~	2,000,000	1,876,174
Dryden 43 Senior Loan CLO Fund (Cayman) 2.959% (USD LIBOR + 1.140%) due 07/20/29 § ~	3,750,000	3,646,246
Dryden 55 CLO Ltd (Cayman) 2.851% (USD LIBOR + 1.020%) due 04/15/31 § ~	2,500,000	2,387,936
Dryden 58 CLO Ltd (Cayman) 2.836% (USD LIBOR + 1.000%) due 07/17/31 § ~	2,000,000	1,900,028
Dryden 61 CLO Ltd (Cayman) 2.996% (USD LIBOR + 1.160%) due 01/17/32 § ~	5,000,000	4,764,939
Dryden 64 CLO Ltd (Cayman) 2.789% (USD LIBOR + 0.970%) due 04/18/31 § ~	2,000,000	1,901,575
Dryden 75 CLO Ltd (Cayman) 3.531% (USD LIBOR + 1.700%) due 07/15/30 § ~	2,400,000	2,211,478
Ford Credit Auto Owner Trust
0.945% (USD LIBOR + 0.240%) due 02/15/22 §	1,082,029	1,076,823
2.040% due 08/15/31 ~	2,000,000	1,869,631
2.130% due 05/15/25	5,000,000	4,998,899
2.350% due 04/15/23	1,000,000	1,001,671
2.500% due 05/15/24	1,750,000	1,753,977
3.380% due 03/15/24	1,650,000	1,637,492
GM Financial Consumer Automobile Receivables Trust ‘B’ 3.270% due 01/16/24	1,200,000	1,218,242
Hyundai Auto Receivables Trust ‘C’ 2.400% due 06/15/26	2,000,000	1,981,402
Magnetite VIII CLO Ltd (Cayman) 2.811% (USD LIBOR + 0.980%) due 04/15/31 § ~	2,000,000	1,913,055
Magnetite XIV-R CLO Ltd ‘A1’ (Cayman) 2.939% (USD LIBOR + 1.120%) due 10/18/31 § ~	3,000,000	2,856,520
Magnetite XVIII CLO Ltd (Cayman) 2.772% (USD LIBOR + 1.080%) due 11/15/28 § ~	3,000,000	2,901,116
Magnetite XXI CLO Ltd ‘A’ (Cayman) 3.099% (USD LIBOR + 1.280%) due 04/20/30 § ~	1,000,000	966,442
Navient Private Education Loan Trust 3.610% due 12/15/59 ~	1,400,000	1,463,665
Navient Private Education Loan Trust ‘A1’ 1.055% (USD LIBOR + 0.350%) due 12/15/59 § ~	425,441	425,039
Navient Private Education Refi Loan Trust ‘A1’
1.055% (USD LIBOR + 0.350%) due 11/15/68 § ~	1,788,972	1,760,496
2.103% (USD LIBOR + 0.750%) due 11/15/68 § ~	2,000,000	1,981,960
2.180% due 08/15/68 ~	2,915,733	2,914,954
2.820% due 02/15/68 ~	1,890,429	1,893,650
Navient Private Education Refi Loan Trust ‘A2’ 2.120% due 01/15/69 ~	2,500,000	2,530,584
Navient Private Education Refi Loan Trust ‘A2A’ 2.460% due 11/15/68 ~	1,000,000	1,021,726
Navient Student Loan Trust 2.640% due 05/15/68 ~	2,000,000	2,055,136

	Principal Amount	Value
Navient Student Loan Trust ‘A1’ 1.217% (USD LIBOR + 0.270%) due 02/27/68 § ~	$1,638,121	$1,627,556
Navient Student Loan Trust ‘A2’ 1.327% (USD LIBOR + 0.380%) due 03/25/67 § ~	3,881,222	3,845,422
Navient Student Loan Trust ‘A2A’ 3.390% due 12/15/59 ~	2,000,000	2,108,772
OCP CLO Ltd (Cayman) 2.614% (USD LIBOR + 0.820%) due 10/26/27 § ~	1,643,924	1,609,099
Octagon Investment Partners 25 Ltd (Cayman) 2.619% (USD LIBOR + 0.800%) due 10/20/26 § ~	3,000,000	2,898,750
OneMain Financial Issuance CLO Trust 2.370% due 09/14/32 ~	979,408	963,570
Palmer Square CLO Ltd ‘A1’ (Cayman) 2.542% (USD LIBOR + 0.850%) due 08/15/26 § ~	1,205,468	1,174,454
Palmer Square CLO Ltd ‘A1A’ (Cayman) 2.943% (USD LIBOR + 1.100%) due 07/16/31 § ~	2,250,000	2,148,208
Palmer Square Loan Funding CLO Ltd (Cayman)
2.481% (USD LIBOR + 0.650%) due 07/15/26 § ~	1,581,212	1,543,815
2.592% (USD LIBOR + 0.900%) due 11/15/26 § ~	1,372,924	1,341,127
2.701% (USD LIBOR + 0.900%) due 10/24/27 § ~	1,903,193	1,852,991
2.869% (USD LIBOR + 1.050%) due 04/20/27 § ~	4,111,829	4,051,640
3.033% (USD LIBOR + 1.350%) due 02/20/28 § ~	2,950,000	2,762,111
3.583% (USD LIBOR + 1.900%) due 02/20/28 § ~	1,200,000	1,144,074
Regatta Funding CLO LP (Cayman) 3.081% (USD LIBOR + 1.250%) due 01/15/29 § ~	3,000,000	2,917,450
Regatta X Funding CLO Ltd ‘A’ (Cayman) 2.956% (USD LIBOR + 1.120%) due 01/17/31 § ~	3,000,000	2,840,571
Regatta XIV Funding Ltd ‘A’ (Cayman) 2.984% (USD LIBOR + 1.190%) due 10/25/31 § ~	1,100,000	969,675
Santander Drive Auto Receivables Trust
2.280% due 09/15/23	2,500,000	2,447,113
2.630% due 07/15/22	959,685	959,161
2.790% due 01/16/24	5,000,000	4,956,719
3.210% due 09/15/23	2,000,000	1,998,331
3.270% due 01/17/23	1,238,876	1,240,146
3.290% due 10/17/22	594,949	594,941
3.420% due 04/15/25	1,750,000	1,739,068
3.520% due 12/15/22	2,222,237	2,215,107
SLC Student Loan Trust
0.841% (USD LIBOR + 0.100%) due 09/15/26 §	1,404,938	1,402,251
0.851% (USD LIBOR + 0.110%) due 03/15/27 §	4,904,753	4,830,967
0.861% (USD LIBOR + 0.120%) due 06/15/29 §	910,329	893,298
SLM Student Loan Trust 2.174% (USD LIBOR + 0.380%) due 10/25/24 §	1,225,844	1,220,183
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	3,363,026	3,371,601
2.700% due 05/15/31 ~	1,427,503	1,434,079
3.050% due 05/15/26 ~	1,518,031	1,526,232
3.440% due 07/15/36 ~	1,850,000	1,769,165
3.500% due 02/15/36 ~	1,000,000	1,051,796
3.600% due 01/15/37 ~	2,936,061	2,928,960
3.630% due 11/15/35 ~	2,954,000	3,155,612

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-11

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
SMB Private Education Loan Trust ‘A1’
1.055% (USD LIBOR + 0.350%) due 03/16/26 § ~	$272,616	$272,328
1.055% (USD LIBOR + 0.350%) due 07/15/26 § ~	3,604,253	3,553,814
Sofi Consumer Loan Program Trust ‘A’ 2.450% due 08/25/28 ~	1,457,103	1,401,501
Sofi Consumer Loan Program Trust ‘A2’ 2.020% due 01/25/29 ~	1,762,324	1,643,396
Sofi Professional Loan Program LLC ‘A1FX’
2.060% due 05/15/46 ~	2,967,170	2,895,768
2.130% due 11/16/48 ~	1,957,573	1,955,799
Verizon Owner Trust 2.060% due 09/20/21 ~	321,936	321,972
Verizon Owner Trust ‘A1A’
1.850% due 07/22/24	3,500,000	3,418,665
1.940% due 04/22/24	2,000,000	1,914,669
Verizon Owner Trust ‘A1B’ 1.223% (USD LIBOR + 0.450%) due 12/20/23 §	3,000,000	2,958,821
Volvo Financial Equipment LLC 3.130% due 11/15/23 ~	2,000,000	1,918,097

Total Asset-Backed Securities (Cost $201,014,764)		197,367,587

U.S. TREASURY OBLIGATIONS - 15.3%

U.S. Treasury Notes - 15.3%

0.500% due 03/15/23	12,000,000	12,076,406
1.125% due 02/28/25	3,000,000	3,112,500
1.250% due 07/31/23	6,000,000	6,185,625
1.250% due 08/31/24	5,000,000	5,198,828
1.375% due 01/31/22	5,000,000	5,105,762
1.375% due 10/15/22	5,000,000	5,141,504
1.375% due 02/15/23	10,000,000	10,318,555
1.375% due 01/31/25	5,000,000	5,239,453
1.500% due 08/15/22	3,000,000	3,091,699
1.500% due 09/30/24	10,000,000	10,510,156
1.750% due 07/31/21	3,000,000	3,062,754
1.750% due 07/31/24	9,500,000	10,068,887
2.000% due 01/15/21	5,000,000	5,075,391
2.000% due 07/31/22	3,000,000	3,123,750
2.000% due 10/31/22	8,000,000	8,358,750

	Principal Amount	Value
2.000% due 08/15/25	$7,000,000	$7,577,227
2.250% due 03/31/21	6,000,000	6,126,211
2.500% due 01/15/22	8,000,000	8,324,844
2.625% due 10/31/20	10,000,000	10,410,742
2.750% due 11/30/20	20,000,000	20,347,266
2.875% due 10/31/20	8,500,000	8,635,303

Total U.S. Treasury Obligations (Cost $153,654,596)		157,091,613

	Shares
SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	20,647,391	20,647,391

Total Short-Term Investment (Cost $20,647,391)		20,647,391

TOTAL INVESTMENTS - 99.2% (Cost $1,046,192,910)		1,019,091,020

OTHER ASSETS & LIABILITIES, NET - 0.8%		8,239,527

NET ASSETS - 100.0%		$1,027,330,547

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	54.4%
Asset-Backed Securities	19.2%
U.S. Treasury Obligations	15.3%
Senior Loan Notes	8.3%
Others (each less than 3.0%)	2.0%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$559,271,247	$—	$559,271,247	$—
	Senior Loan Notes	84,713,182	—	78,592,624	6,120,558
	Asset-Backed Securities	197,367,587	—	197,367,587	—
	U.S. Treasury Obligations	157,091,613	—	157,091,613	—
	Short-Term Investment	20,647,391	20,647,391	—	—

	Total	$1,019,091,020	$20,647,391	$992,323,071	$6,120,558

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-12

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 52.4%

Basic Materials - 0.6%

Anglo American Capital PLC (South Africa) 5.625% due 04/01/30 ~	$4,600,000	$4,678,466
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	800,000	778,000

		5,456,466

Communications - 3.1%

AT&T Inc 5.250% due 03/01/37	4,000,000	4,672,856
CCO Holdings LLC 4.750% due 03/01/30 ~	3,000,000	3,009,150
Charter Communications Operating LLC
4.800% due 03/01/50	1,850,000	1,936,830
5.750% due 04/01/48	2,000,000	2,280,427
Diamond Sports Group LLC 5.375% due 08/15/26 ~	2,400,000	1,963,541
Discovery Communications 5.300% due 05/15/49	2,500,000	2,541,716
Fox Corp 5.576% due 01/25/49 ~	1,800,000	2,163,781
Sprint Communications Inc 6.000% due 11/15/22	6,000,000	6,275,640
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	2,245,875	2,243,068
The Walt Disney Co 3.700% due 03/23/27	700,000	776,463
Verizon Communications Inc 3.850% due 11/01/42	2,000,000	2,244,261

		30,107,733

Consumer, Cyclical - 7.5%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	4,022,454	4,119,261
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	2,512,695	2,391,085
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	529,794	496,572
Beazer Homes USA Inc 7.250% due 10/15/29	2,150,000	1,650,286
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	2,879,000	2,738,137
4.625% due 12/20/25 ~	2,041,456	2,028,623
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	4,347,974	4,143,726
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,447,932	2,371,387
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,389,204	1,266,541
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,750,000	2,224,049
Ford Motor Credit Co LLC
3.087% due 01/09/23	1,850,000	1,674,250
5.584% due 03/18/24	2,350,000	2,191,375
General Motors Co 5.000% due 10/01/28	3,000,000	2,635,747
Hasbro Inc
3.000% due 11/19/24	5,500,000	5,640,599
3.550% due 11/19/26	4,285,000	4,098,277
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,692,777	1,611,362
Hyatt Hotels Corp 4.375% due 09/15/28	2,000,000	1,831,099
JetBlue Pass-Through Trust ‘AA’ 2.750% due 11/15/33	1,800,000	1,599,240

	Principal Amount	Value
Lennar Corp 6.250% due 12/15/21	$2,500,000	$2,515,500
McDonald’s Corp 3.600% due 07/01/30	2,200,000	2,308,904
NIKE Inc 2.850% due 03/27/30	1,500,000	1,587,555
Nordstrom Inc
4.375% due 04/01/30	3,950,000	3,179,655
5.000% due 01/15/44	2,500,000	1,757,916
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	1,707,510
Spirit Airlines Pass- Through Trust ‘AA’ 4.100% due 10/01/29	535,609	522,691
The Home Depot Inc 2.700% due 04/15/30	5,350,000	5,459,391
United Airlines Pass Through Trust ‘A’ 2.900% due 11/01/29	1,400,000	1,324,334
United Airlines Pass Through Trust ‘AA’ 4.150% due 02/25/33	1,111,039	1,168,826
United Airlines Pass-Through Trust ‘B’
3.650% due 04/07/27	1,491,667	1,392,067
4.750% due 10/11/23	3,273,187	3,155,236
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	2,212,871	2,195,199

		72,986,400

Consumer, Non-Cyclical - 7.5%

AbbVie Inc
3.200% due 11/21/29 ~	5,000,000	5,131,876
4.250% due 11/21/49 ~	2,500,000	2,731,613
Amgen Inc 3.150% due 02/21/40	2,750,000	2,740,586
Anheuser-Busch InBev Worldwide Inc (Belgium)
4.000% due 01/17/43	2,000,000	1,978,279
4.700% due 02/01/36	2,000,000	2,096,116
5.450% due 01/23/39	5,000,000	5,838,459
Baxter International Inc 3.950% due 04/01/30 ~	2,200,000	2,383,670
Cigna Corp 4.375% due 10/15/28	4,350,000	4,690,473
Coca-Cola Femsa SAB de CV (Mexico) 2.750% due 01/22/30	2,000,000	1,969,857
Constellation Brands Inc 3.500% due 05/09/27	4,000,000	3,764,617
CVS Health Corp 3.750% due 04/01/30	2,200,000	2,280,958
General Mills Inc 2.875% due 04/15/30	850,000	851,693
Global Payments Inc
3.200% due 08/15/29	4,500,000	4,422,701
4.150% due 08/15/49	2,450,000	2,373,488
Humana Inc 3.125% due 08/15/29	2,700,000	2,561,369
Keurig Dr Pepper Inc 4.417% due 05/25/25	5,000,000	5,338,649
Kimberly-Clark Corp 3.100% due 03/26/30	1,200,000	1,290,226
Kraft Heinz Foods Co 3.000% due 06/01/26	4,000,000	3,896,761
PayPal Holdings Inc 2.650% due 10/01/26	3,500,000	3,437,863
Pfizer Inc 2.625% due 04/01/30	1,950,000	2,048,859
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23	3,900,000	4,112,147
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	260,000	249,766
The Procter & Gamble Co 3.000% due 03/25/30	2,100,000	2,334,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-13

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Thermo Fisher Scientific Inc 4.497% due 03/25/30	$1,000,000	$1,129,464
Verisk Analytics Inc 4.125% due 03/15/29	3,150,000	3,332,506

		72,986,124

Energy - 2.8%

Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29 ~	2,075,000	1,560,655
Diamondback Energy Inc
3.250% due 12/01/26	2,950,000	2,090,691
5.375% due 05/31/25	3,000,000	2,219,241
Energy Transfer Operating LP 4.750% due 01/15/26	6,000,000	5,313,413
EQM Midstream Partners LP 6.500% due 07/15/48	2,250,000	1,245,262
Kinder Morgan Energy Partners LP
4.300% due 05/01/24	1,550,000	1,552,012
5.000% due 08/15/42	2,500,000	2,320,120
MPLX LP
5.200% due 12/01/47 ~	1,200,000	1,009,171
5.250% due 01/15/25 ~	6,000,000	5,290,955
6.875% due 08/15/68 §	1,000,000	610,490
ONEOK Inc 2.200% due 09/15/25	4,000,000	3,098,257
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	2,100,000	1,334,140

		27,644,407

Financial - 17.4%

Bank of America Corp
3.194% due 07/23/30 §	3,000,000	3,069,659
4.183% due 11/25/27	2,850,000	2,952,583
4.200% due 08/26/24	3,500,000	3,726,948
4.250% due 10/22/26	5,500,000	5,882,280
Boston Properties LP REIT
2.750% due 10/01/26	1,927,000	1,848,866
3.400% due 06/21/29	1,600,000	1,665,018
Citigroup Inc
2.666% due 01/29/31 §	6,500,000	6,331,263
4.125% due 07/25/28	3,600,000	3,702,244
4.400% due 06/10/25	3,000,000	3,251,822
4.600% due 03/09/26	3,948,000	4,253,320
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	3,500,000	3,629,738
Crown Castle International Corp REIT 3.300% due 07/01/30	1,500,000	1,487,685
Duke Realty LP REIT 3.750% due 12/01/24	3,420,000	3,533,628
Equinix Inc REIT 2.900% due 11/18/26	3,650,000	3,363,249
GLP Capital LP REIT 5.250% due 06/01/25	3,450,000	3,217,021
Healthpeak Properties Inc REIT 3.500% due 07/15/29	2,800,000	2,745,387
Healthcare Trust of America Holdings LP REIT 3.500% due 08/01/26	600,000	594,710
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	4,200,000	3,550,241
Jackson National Life Global Funding 2.650% due 06/21/24 ~	4,000,000	4,140,418
JPMorgan Chase & Co
2.950% due 10/01/26	2,000,000	2,071,523
4.125% due 12/15/26	4,000,000	4,383,064
KeyCorp 2.550% due 10/01/29	3,500,000	3,162,508
Life Storage LP REIT 4.000% due 06/15/29	2,650,000	2,699,555
MassMutual Global Funding II 3.400% due 03/08/26 ~	3,500,000	3,725,586

	Principal Amount	Value
Mastercard Inc 3.350% due 03/26/30	$750,000	$835,159
Mid-America Apartments LP REIT
2.750% due 03/15/30	4,600,000	4,270,547
3.600% due 06/01/27	1,276,000	1,286,866
Morgan Stanley
2.699% due 01/22/31 §	5,900,000	5,795,767
5.000% due 11/24/25	6,500,000	7,197,522
Nuveen LLC 4.000% due 11/01/28 ~	2,050,000	2,148,741
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,148,392
PNC Bank NA 2.700% due 10/22/29	2,500,000	2,430,785
Prologis LP REIT 2.125% due 04/15/27	1,750,000	1,670,227
Springleaf Finance Corp
5.375% due 11/15/29	1,575,000	1,450,685
6.125% due 03/15/24	5,200,000	5,174,416
State Street Corp 3.152% due 03/30/31 § ~	1,450,000	1,490,823
Sumitomo Mitsui Financial Group Inc (Japan) 2.348% due 01/15/25	2,500,000	2,487,832
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	2,895,170
The Goldman Sachs Group Inc
2.600% due 02/07/30	6,000,000	5,659,132
3.213% (USD LIBOR + 1.600%) due 11/29/23 §	2,755,000	2,693,390
3.272% due 09/29/25	2,000,000	2,042,945
3.500% due 11/16/26	2,000,000	2,048,438
The Howard Hughes Corp 5.375% due 03/15/25 ~	2,500,000	2,437,425
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	3,000,000	2,648,854
Truist Bank 2.250% due 03/11/30	1,750,000	1,606,683
UDR Inc REIT
2.950% due 09/01/26	2,000,000	1,947,601
3.000% due 08/15/31	3,000,000	2,877,199
3.200% due 01/15/30	2,100,000	2,073,165
US Bancorp 2.400% due 07/30/24	4,000,000	4,007,055
Ventas Realty LP REIT
3.000% due 01/15/30	2,050,000	1,836,362
3.500% due 02/01/25	4,450,000	4,379,817
VICI Properties LP REIT 3.500% due 02/15/25 ~	1,300,000	1,208,187
Visa Inc 2.050% due 04/15/30	2,000,000	1,997,100
Wells Fargo & Co 4.400% due 06/14/46	3,750,000	4,240,518
Willis North America Inc 2.950% due 09/15/29	4,000,000	3,825,507

		168,800,626

Industrial - 4.5%

Allegion US Holding Co Inc 3.550% due 10/01/27	4,336,000	4,308,824
Carrier Global Corp 3.577% due 04/05/50 ~	5,900,000	5,329,889
Jabil Inc 3.600% due 01/15/30	2,650,000	2,371,222
Masco Corp 7.750% due 08/01/29	2,000,000	2,463,763
Norbord Inc (Canada)
5.750% due 07/15/27 ~	3,000,000	2,764,372
6.250% due 04/15/23 ~	2,000,000	1,947,490
Otis Worldwide Corp 3.362% due 02/15/50 ~	1,650,000	1,627,051

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-14

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	$2,500,000	$2,538,725
Penske Truck Leasing Co LP
2.700% due 11/01/24 ~	1,850,000	1,729,828
3.450% due 07/01/24 ~	1,350,000	1,352,822
4.450% due 01/29/26 ~	1,200,000	1,334,243
Standard Industries Inc 5.000% due 02/15/27 ~	2,550,000	2,338,267
Textron Inc 3.000% due 06/01/30	4,050,000	3,798,628
Union Pacific Corp 2.150% due 02/05/27	1,200,000	1,178,411
United Parcel Service Inc 5.300% due 04/01/50	1,100,000	1,454,796
Waste Connections Inc
3.050% due 04/01/50	1,600,000	1,447,112
3.500% due 05/01/29	2,600,000	2,639,316
WRKCo Inc 4.200% due 06/01/32	2,450,000	2,555,435

		43,180,194

Technology - 3.5%

Broadcom Inc 4.250% due 04/15/26 ~	5,000,000	5,091,339
Citrix Systems Inc 3.300% due 03/01/30	2,800,000	2,620,996
Dell International LLC 4.900% due 10/01/26 ~	4,000,000	3,993,244
Fiserv Inc
3.500% due 07/01/29	4,150,000	4,416,951
4.400% due 07/01/49	3,000,000	3,236,574
Micron Technology Inc 4.185% due 02/15/27	2,100,000	2,131,428
NVIDIA Corp 3.500% due 04/01/50	3,650,000	3,996,081
NXP BV (Netherlands) 3.875% due 06/18/26 ~	3,000,000	2,924,214
Oracle Corp 3.600% due 04/01/50	6,000,000	6,003,124

		34,413,951

Utilities - 5.5%

Avangrid Inc
3.150% due 12/01/24	2,160,000	2,152,785
3.800% due 06/01/29	1,900,000	1,949,194
Calpine Corp 4.500% due 02/15/28 ~	1,250,000	1,216,250
Consolidated Edison Co of New York Inc 3.350% due 04/01/30	2,750,000	2,842,366
Dominion Energy Inc 3.071% due 08/15/24	4,931,000	4,938,224
DPL Inc 4.350% due 04/15/29 ~	1,350,000	1,289,085
Electricite de France SA (France) 4.500% due 09/21/28 ~	2,000,000	2,208,725
Exelon Corp 4.700% due 04/15/50	3,350,000	3,513,436
FirstEnergy Corp
2.650% due 03/01/30	4,200,000	3,984,276
4.850% due 07/15/47	2,400,000	2,694,350
IPALCO Enterprises Inc 3.700% due 09/01/24	3,500,000	3,638,574
Jersey Central Power & Light Co 4.300% due 01/15/26 ~	1,700,000	1,820,989
Nevada Power Co 3.700% due 05/01/29	3,000,000	3,194,611
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	6,325,000	6,206,438
Oklahoma Gas & Electric Co 3.300% due 03/15/30	2,450,000	2,503,121

	Principal Amount	Value
Southern California Edison Co 4.000% due 04/01/47	$2,750,000	$2,876,635
Talen Energy Supply LLC
6.500% due 06/01/25	1,000,000	656,045
6.625% due 01/15/28 ~	2,500,000	2,116,144
Vistra Operations Co LLC 3.550% due 07/15/24 ~	3,500,000	3,300,675

		53,101,923

Total Corporate Bonds & Notes (Cost $521,202,438)		508,677,824

SENIOR LOAN NOTES - 11.3%

Communications - 1.2%

CSC Holdings LLC Term B-5 3.112% (USD LIBOR + 2.500%) due 04/15/27 §	4,250,000	4,115,415
NEP Group Inc Term B 4.700% (USD LIBOR + 3.250%) due 10/20/25 §	2,984,887	1,880,479
Sprint Communications Inc Term B
3.500% (USD LIBOR + 2.500%) due 02/03/24 §	1,862,586	1,855,602
4.000% (USD LIBOR + 3.000%) due 02/03/24 §	2,468,750	2,449,205
Zayo Group Holdings Inc Term B 3.989% (USD LIBOR + 3.000%) due 03/09/27 §	1,500,000	1,406,250

		11,706,951

Consumer, Cyclical - 2.8%

American Builders & Contractors Supply Co Inc Term B 2.989% (USD LIBOR + 2.000%) due 01/15/27 §	4,975,000	4,518,957
Bass Pro Group LLC Term B 6.072% (USD LIBOR + 5.000%) due 09/25/24 § ±	1,464,875	1,245,144
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 §	2,986,925	1,919,099
Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	4,151,888	3,245,394
Marriott Ownership Resorts Inc Term B 2.739% (USD LIBOR + 1.750%) due 08/31/25 §	5,373,508	4,755,554
Restaurant Brands International Inc Term B (Canada) 2.739% (USD LIBOR + 1.750%) due 11/19/26 §	5,703,862	5,290,332
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	4,889,494	4,107,175
SRS Distribution Inc Term B 3.989% (USD LIBOR + 3.250%) due 05/24/25 §	3,000,000	2,541,000

		27,622,655

Consumer, Non-Cyclical - 1.6%

Bausch Health Americas Inc Term B 3.612% (USD LIBOR + 3.000%) due 06/01/25 §	4,529,748	4,341,007
Froneri US Inc Term B (United Kingdom) 3.239% (USD LIBOR + 2.250%) due 01/31/27 § ¥	3,700,000	3,552,000
H-Food Holdings LLC
4.677% (USD LIBOR + 3.688%) due 05/31/25 §	992,411	848,512
Term B-2 4.989% (USD LIBOR + 4.000%) due 05/31/25 §	994,962	860,642

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-15

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Sunshine Luxembourg VII Sarl Term B (Luxembourg) 5.322% (USD LIBOR + 4.250%) due 10/02/26 §	$2,244,375	$2,053,603
US Foods Inc Term B 2.822% (USD LIBOR + 1.750%) due 06/27/23 §	3,862,340	3,643,473

		15,299,237

Financial - 1.6%

AssuredPartners Inc Term B 4.489% (USD LIBOR + 3.500%) due 02/13/27 § ¥	4,239,375	3,783,642
Avolon (US) LLC Term B-3 (Ireland) 2.523% (USD LIBOR + 1.750%) due 01/15/25 §	689,210	621,438
HUB International Ltd Term B 4.543% (USD LIBOR + 2.750%) due 04/25/25 §	3,463,623	3,273,124
NFP Corp Term B 3.250% (USD LIBOR + 3.250%) due 02/13/27 § ±	5,000,000	4,375,000
USI Inc Term B 3.989% (USD LIBOR + 3.000%) due 05/16/24 §	3,892,463	3,551,873

		15,605,077

Industrial - 3.2%

Advanced Disposal Services Inc Term B 2.894% (USD LIBOR + 2.250%) due 11/10/23 §	6,890,766	6,856,312
Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	2,992,386	2,618,338
Filtration Group Corp Term B 3.989% (USD LIBOR + 3.000%) due 03/29/25 §	3,973,665	3,511,726
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	2,930,622	2,859,188
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 §	5,898,556	5,625,747
The Hillman Group Inc Term B 5.072% (USD LIBOR + 4.000%) due 05/31/25 §	2,984,810	2,367,948
TransDigm Inc
Term E 3.239% (USD LIBOR + 2.250%) due 05/30/25 §	1,903,874	1,780,122
Term F 3.239% (USD LIBOR + 2.250%) due 12/09/25 §	5,782,996	5,407,101

		31,026,482

Technology - 0.9%

Tempo Acquisition LLC Term B due 05/01/24 ¥	2,992,308	2,688,089
Vertafore Inc Term B 4.239% (USD LIBOR + 3.250%) due 07/02/25 §	6,189,293	5,585,837

		8,273,926

Utilities - 0.0%

Vistra Operations Co LLC Term B-3 2.703% (USD LIBOR + 1.750%) due 12/31/25 §	498,630	478,062

Total Senior Loan Notes (Cost $121,734,454)		110,012,390

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 0.5%

Fannie Mae - 0.5%

2.000% due 04/01/35	$4,500,000	$4,621,816

Total Mortgage-Backed Securities (Cost $4,538,672)		4,621,816

ASSET-BACKED SECURITIES - 12.7%

AmeriCredit Automobile Receivables Trust
2.240% due 06/19/23	1,450,000	1,440,142
2.400% due 05/18/22	1,850,000	1,843,551
2.690% due 06/19/23	1,050,000	1,042,616
2.710% due 08/18/22	1,500,000	1,491,795
3.130% due 02/18/25	1,250,000	1,257,258
3.360% due 02/18/25	1,000,000	1,010,994
Apidos CLO XXX ‘A2’ (Cayman) 3.419% (USD LIBOR + 1.600%) due 10/18/31 § ~	3,600,000	3,238,280
Benefit Street Partners CLO X Ltd (Cayman)
2.971% (USD LIBOR + 1.140%) due 01/15/29 § ~	400,000	387,098
3.581% (USD LIBOR + 1.750%) due 01/15/29 § ~	250,000	229,725
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 2.931% (USD LIBOR + 1.100%) due 10/15/31 § ~	1,600,000	1,516,324
Capital Auto Receivables Asset Trust 3.090% due 08/22/22 ~	1,600,000	1,589,496
Carlyle Global Market Strategies CLO Ltd (Cayman)
2.844% (USD LIBOR + 1.050%) due 07/27/31 § ~	1,000,000	922,934
3.344% (USD LIBOR + 1.550%) due 07/27/31 § ~	2,000,000	1,778,840
CIFC Funding 2015-III CLO Ltd (Cayman) 2.689% (USD LIBOR + 0.870%) due 04/19/29 § ~	1,500,000	1,445,887
Dryden 33 Senior Loan Fund (Cayman) 3.581% (USD LIBOR + 1.750%) due 04/15/29 § ~	2,000,000	1,876,174
Dryden 43 Senior Loan Fund (Cayman) 3.569% (USD LIBOR + 1.750%) due 07/20/29 § ~	3,200,000	2,887,784
Dryden 53 CLO Ltd (Cayman) 3.231% (USD LIBOR + 1.400%) due 01/15/31 § ~	1,500,000	1,312,965
Dryden 55 CLO Ltd (Cayman) 3.731% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	820,570
Dryden 58 CLO Ltd (Cayman)
3.336% (USD LIBOR + 1.500%) due 07/17/31 § ~	2,000,000	1,775,219
3.636% (USD LIBOR + 1.800%) due 07/17/31 § ~	2,000,000	1,656,070
Dryden 61 CLO Ltd (Cayman)
3.486% (USD LIBOR + 1.650%) due 01/17/32 § ~	2,250,000	2,010,711
3.886% (USD LIBOR + 2.050%) due 01/17/32 § ~	2,250,000	1,787,552
Dryden 64 CLO Ltd (Cayman) 3.219% (USD LIBOR + 1.400%) due 04/18/31 § ~	1,600,000	1,394,534
Dryden 75 CLO Ltd (Cayman) 3.531% (USD LIBOR + 1.700%) due 07/15/30 § ~	900,000	829,304
Ford Credit Auto Owner Trust
1.730% due 03/15/22	850,000	849,202
2.040% due 08/15/31 ~	2,000,000	1,869,631

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-16

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
2.240% due 06/15/22	$1,000,000	$997,403
2.350% due 04/15/23	2,500,000	2,504,178
3.190% due 07/15/31 ~	4,000,000	4,423,715
Madison Park Funding Ltd (Cayman)
3.431% (USD LIBOR + 1.600%) due 07/15/30 § ~	2,600,000	2,284,672
3.569% (USD LIBOR + 1.750%) due 10/18/30 § ~	2,600,000	2,341,806
3.681% (USD LIBOR + 1.850%) due 07/15/30 § ~	1,400,000	1,142,597
Magnetite VIII CLO Ltd (Cayman) 2.811% (USD LIBOR + 0.980%) due 04/15/31 § ~	3,000,000	2,869,582
Navient Private Education Refi Loan Trust 2.640% due 05/15/68 ~	2,000,000	2,055,136
Navient Private Education Refi Loan Trust ‘A2A’ 2.460% due 11/15/68 ~	1,000,000	1,021,726
Navient Student Loan Trust
1.667% (USD LIBOR + 0.720%) due 03/25/67 § ~	2,000,000	1,905,431
Octagon Investment Partners 25 Ltd (Cayman) 3.019% (USD LIBOR + 1.200%) due 10/20/26 § ~	2,000,000	1,858,230
OneMain Financial Issuance CLO Trust 2.370% due 09/14/32 ~	2,448,519	2,408,925
Palmer Square CLO Ltd (Cayman) 2.542% (USD LIBOR + 0.850%) due 08/15/26 § ~	1,205,468	1,174,454
2.943% (USD LIBOR + 1.100%) due 07/16/31 § ~	2,500,000	2,386,898
Palmer Square Loan Funding CLO Ltd (Cayman)
2.592% (USD LIBOR + 0.900%) due 11/15/26 § ~	2,615,094	2,554,528
2.701% (USD LIBOR + 0.900%) due 10/24/27 § ~	2,616,891	2,547,862
3.033% (USD LIBOR + 1.350%) due 02/20/28 § ~	2,350,000	2,200,326
3.401% (USD LIBOR + 1.600%) due 10/24/27 § ~	1,750,000	1,628,478
3.583% (USD LIBOR + 1.900%) due 02/20/28 § ~	1,200,000	1,144,074
Regatta XIV Funding Ltd ‘A’ (Cayman) 2.984% (USD LIBOR + 1.190%) due 10/25/31 § ~	1,400,000	1,234,131
Santander Drive Auto Receivables Trust
1.035% (USD LIBOR + 0.330%) due 02/15/22 §	1,448,991	1,445,107
2.490% due 10/15/25	2,000,000	1,937,872
2.630% due 07/15/22	331,286	331,182
2.960% due 03/15/24	1,850,000	1,840,628
3.290% due 10/17/22	388,010	388,005
3.350% due 07/17/23	2,000,000	1,993,130
3.510% due 08/15/23	2,500,000	2,493,405
SLM Student Loan Trust 2.344% (USD LIBOR + 0.550%) due 10/25/64 § ~	7,071,972	6,633,710
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	1,631,270	1,635,429
2.700% due 05/15/31 ~	1,953,955	1,962,955
2.820% due 10/15/35 ~	3,557,828	3,545,335
2.880% due 09/15/34 ~	3,289,538	3,360,324
3.440% due 07/15/36 ~	1,850,000	1,769,165
3.500% due 02/15/36 ~	2,300,000	2,419,131
3.600% due 01/15/37 ~	1,516,965	1,513,296
3.630% due 11/15/35 ~	2,000,000	2,136,501
SoFi Consumer Loan Program Trust ‘A’ 2.450% due 08/25/28 ~	2,003,517	1,927,064
Sofi Professional Loan Program LLC 2.370% due 11/16/48 ~	2,000,000	2,018,141
2.540% due 05/15/46 ~	2,150,000	2,082,845

	Principal Amount	Value
TIAA CLO IV Ltd (Cayman) 3.519% (USD LIBOR + 1.700%) due 01/20/32 § ~	$2,750,000	$2,350,394

Total Asset-Backed Securities (Cost $128,266,099)		122,732,427

U.S. TREASURY OBLIGATIONS - 21.4%

U.S. Treasury Bonds - 6.0%

2.000% due 02/15/50	10,000,000	11,620,117
2.250% due 08/15/46	4,050,000	4,876,453
2.250% due 08/15/49	2,000,000	2,433,906
2.500% due 02/15/46	3,500,000	4,400,430
2.500% due 05/15/46	3,000,000	3,774,961
2.750% due 11/15/47	4,000,000	5,295,781
2.875% due 11/15/46	3,000,000	4,050,938
3.000% due 11/15/44	4,000,000	5,416,562
3.000% due 02/15/49	5,000,000	6,974,023
3.375% due 11/15/48	6,000,000	8,910,000

		57,753,171

U.S. Treasury Notes - 15.4%

1.125% due 04/30/20	3,000,000	3,002,521
1.125% due 02/28/27	7,000,000	7,278,086
1.250% due 07/31/23	5,000,000	5,154,688
1.375% due 08/31/23	4,000,000	4,144,533
1.375% due 09/30/23	4,500,000	4,664,885
1.500% due 02/15/30	13,000,000	14,016,387
1.625% due 11/15/22	5,000,000	5,177,637
1.625% due 02/15/26	7,000,000	7,459,102
1.625% due 05/15/26	5,000,000	5,337,305
1.625% due 09/30/26	10,000,000	10,705,469
1.750% due 07/31/21	4,000,000	4,083,672
1.750% due 11/15/29	22,000,000	24,187,969
2.000% due 10/31/21	1,400,000	1,439,266
2.000% due 11/30/22	6,000,000	6,275,156
2.125% due 12/31/21	4,500,000	4,649,238
2.250% due 02/15/27	2,000,000	2,231,953
2.375% due 05/15/29	5,000,000	5,755,078
2.500% due 02/28/26	7,400,000	8,268,055
2.625% due 02/15/29	7,000,000	8,186,719
2.875% due 08/15/28	2,250,000	2,662,031
3.125% due 11/15/28	12,400,000	14,977,844

		149,657,594

Total U.S. Treasury Obligations (Cost $182,439,474)		207,410,765

FOREIGN GOVERNMENT BONDS & NOTES - 0.2%

Mexico Government (Mexico) 4.500% due 04/22/29	2,300,000	2,367,873

Total Foreign Government Bonds & Notes (Cost $2,287,122)		2,367,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-17

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	10,335,104	$10,335,104

Total Short-Term Investment (Cost $10,335,104)		10,335,104

TOTAL INVESTMENTS - 99.6% (Cost $970,803,363)		966,158,199

OTHER ASSETS & LIABILITIES, NET - 0.4%		4,361,112

NET ASSETS - 100.0%		$970,519,311

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	52.4%
U.S. Treasury Obligations	21.4%
Asset-Backed Securities	12.7%
Senior Loan Notes	11.3%
Others (each less than 3.0%)	1.8%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$508,677,824	$—	$508,677,824	$—
	Senior Loan Notes	110,012,390	—	101,773,908	8,238,482
	Mortgage-Backed Securities	4,621,816	—	4,621,816	—
	Asset-Backed Securities	122,732,427	—	122,732,427	—
	U.S. Treasury Obligations	207,410,765	—	207,410,765	—
	Foreign Government Bonds & Notes	2,367,873	—	2,367,873	—
	Short-Term Investment	10,335,104	10,335,104	—	—

	Total	$966,158,199	$10,335,104	$947,584,613	$8,238,482

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-18

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 2.3%

Basic Materials - 0.1%

Constellium SE *	120,738	$629,045

Consumer, Cyclical - 0.3%

Beazer Homes USA Inc *	100,674	648,341
Cedar Fair LP	21,677	397,556
Lennar Corp ‘A’	14,409	550,424
Six Flags Entertainment Corp	39,347	493,411

		2,089,732

Consumer, Non-Cyclical - 0.2%

HCA Healthcare Inc	11,238	1,009,734

Energy - 0.4%

Chevron Corp	11,146	807,639
Diamondback Energy Inc	19,199	503,014
Exxon Mobil Corp	19,181	728,303
Pioneer Natural Resources Co	8,602	603,430

		2,642,386

Financial - 0.8%

Bank of America Corp	58,223	1,236,074
Citigroup Inc	28,183	1,187,068
JPMorgan Chase & Co	10,387	935,142
The Goldman Sachs Group Inc	7,676	1,186,633
Wells Fargo & Co	26,387	757,307

		5,302,224

Industrial - 0.5%

Crown Holdings Inc *	14,653	850,460
Evoqua Water Technologies Corp *	100,944	1,131,582
Xylem Inc	17,839	1,161,854

		3,143,896

Total Common Stocks (Cost $22,019,261)		14,817,017

	Principal Amount
CORPORATE BONDS & NOTES - 63.4%

Basic Materials - 1.5%

Anglo American Capital PLC (South Africa) 5.625% due 04/01/30 ~	$2,200,000	2,237,527
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	2,025,000	1,969,312
Hecla Mining Co 7.250% due 02/15/28	1,825,000	1,620,600
Hexion Inc 7.875% due 07/15/27 ~	1,375,000	1,179,166
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	2,785,000	2,446,741

		9,453,346

Communications - 2.5%

CCO Holdings LLC 5.000% due 02/01/28 ~	150,000	151,434
Charter Communications Operating LLC 3.750% due 02/15/28	1,500,000	1,511,757
4.200% due 03/15/28	3,150,000	3,240,782
5.050% due 03/30/29	1,500,000	1,631,812
CSC Holdings LLC 5.750% due 01/15/30 ~	200,000	202,442
6.500% due 02/01/29 ~	2,025,000	2,195,333

	Principal Amount	Value
Diamond Sports Group LLC 6.625% due 08/15/27 ~	$5,775,000	$3,894,082
Front Range BidCo Inc 6.125% due 03/01/28 ~	350,000	334,469
Sprint Capital Corp 8.750% due 03/15/32	750,000	996,037
Sprint Corp 7.625% due 02/15/25	1,340,000	1,492,961
7.625% due 03/01/26	275,000	312,771
7.875% due 09/15/23	25,000	27,716
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	75,000	74,906
Uber Technologies Inc 8.000% due 11/01/26 ~	250,000	248,258

		16,314,760

Consumer, Cyclical - 9.8%

Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	695,716	648,301
American Airlines Pass-Through Trust ‘A’ 3.500% due 08/15/33	1,919,977	1,614,173
4.100% due 07/15/29	1,249,668	1,232,544
American Airlines Pass-Through Trust ‘AA’ 3.150% due 08/15/33	2,904,580	2,655,099
American Airlines Pass-Through Trust ‘B’ 3.850% due 08/15/29	2,068,631	1,608,595
5.250% due 07/15/25	994,258	1,001,937
Ashton Woods USA LLC 6.625% due 01/15/28 ~	3,745,000	2,986,638
Beazer Homes USA Inc 5.875% due 10/15/27	2,700,000	2,058,953
6.750% due 03/15/25	1,000,000	813,745
7.250% due 10/15/29	1,350,000	1,036,226
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	2,748,719	2,619,597
Brookfield Residential Properties Inc (Canada) 4.875% due 02/15/30 ~	350,000	267,208
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	3,800,000	2,772,860
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	3,250,000	1,978,421
Core & Main Holdings LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	1,575,000	1,454,898
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,750,000	2,224,049
eG Global Finance PLC (United Kingdom) 8.500% due 10/30/25 ~	2,500,000	2,240,638
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	1,275,000	1,120,400
General Motors Financial Co Inc 3.200% due 07/06/21	1,550,000	1,481,270
4.375% due 09/25/21	1,500,000	1,381,949
5.100% due 01/17/24	1,000,000	922,644
5.650% due 01/17/29	1,175,000	1,054,647
Golden Nugget Inc 6.750% due 10/15/24 ~	5,375,000	3,425,810
8.750% due 10/01/25 ~	2,225,000	1,165,277
Hasbro Inc 3.550% due 11/19/26	4,450,000	4,256,087
Hyundai Capital America 4.125% due 06/08/23 ~	3,700,000	3,633,236
Las Vegas Sands Corp 3.500% due 08/18/26	3,450,000	3,163,407
Michaels Stores Inc 8.000% due 07/15/27 ~	2,660,000	1,983,163
Norwegian Air Shuttle ASA Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	293,343	265,476

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-19

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Panther BF Aggregator 2 LP 8.500% due 05/15/27 ~	$575,000	$504,821
Scientific Games International Inc 7.000% due 05/15/28 ~	500,000	310,275
7.250% due 11/15/29 ~	500,000	312,225
8.250% due 03/15/26 ~	1,350,000	871,738
Tesla Inc 5.300% due 08/15/25 ~	5,025,000	4,754,906
United Airlines Pass Through Trust ‘AA’ 4.150% due 02/25/33	2,666,493	2,805,183
Yum! Brands Inc 7.750% due 04/01/25 ~	300,000	315,750

		62,942,146

Consumer, Non-Cyclical - 8.9%

AbbVie Inc 2.950% due 11/21/26 ~	1,850,000	1,889,314
3.200% due 11/21/29 ~	3,000,000	3,079,126
Ahern Rentals Inc 7.375% due 05/15/23 ~	6,600,000	3,819,717
Albertsons Cos Inc 4.625% due 01/15/27 ~	1,400,000	1,400,770
5.875% due 02/15/28 ~	1,950,000	1,995,532
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	2,950,000	2,800,634
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	3,825,000	4,214,163
Bausch Health Americas Inc 8.500% due 01/31/27 ~	25,000	26,264
9.250% due 04/01/26 ~	1,500,000	1,574,175
Bausch Health Cos Inc 5.000% due 01/30/28 ~	800,000	763,360
6.125% due 04/15/25 ~	600,000	594,753
CVS Health Corp 4.250% due 04/01/50	3,950,000	4,124,031
Garda World Security Corp (Canada) 9.500% due 11/01/27 ~	542,000	487,502
HCA Inc 5.125% due 06/15/39	3,200,000	3,323,115
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	512,485
JBS Investments II GmbH 5.750% due 01/15/28 ~	1,000,000	976,050
7.000% due 01/15/26 ~	950,000	951,938
Kraft Heinz Foods Co 3.950% due 07/15/25	2,475,000	2,437,926
5.000% due 07/15/35	2,475,000	2,477,233
5.200% due 07/15/45	3,975,000	3,844,305
Reynolds American Inc (United Kingdom) 4.450% due 06/12/25	1,500,000	1,530,221
Select Medical Corp 6.250% due 08/15/26 ~	3,150,000	3,167,341
Sysco Corp 6.600% due 04/01/50	3,450,000	3,761,497
TMS International Holding Corp 7.250% due 08/15/25 ~	6,417,000	5,831,417
Verscend Escrow Corp 9.750% due 08/15/26 ~	1,675,000	1,684,539

		57,267,408

Energy - 8.5%

Antero Resources Corp 5.375% due 11/01/21	5,125,000	3,756,420
Archrock Partners LP 6.250% due 04/01/28 ~	1,675,000	1,168,312
6.875% due 04/01/27 ~	1,325,000	950,114
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	1,450,000	429,262
10.000% due 04/01/22 ~	1,450,000	786,597

	Principal Amount	Value
Buckeye Partners LP 4.125% due 03/01/25 ~	$175,000	$148,838
4.500% due 03/01/28 ~	175,000	144,813
Callon Petroleum Co 6.375% due 07/01/26	2,350,000	396,075
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	3,125,000	2,809,596
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	3,075,000	2,143,821
5.750% due 01/30/28 ~	1,275,000	874,076
Energy Transfer Operating LP 3.750% due 05/15/30	2,950,000	2,324,463
4.050% due 03/15/25	1,200,000	1,051,112
4.750% due 01/15/26	1,700,000	1,505,467
5.800% due 06/15/38	3,000,000	2,610,950
6.250% due 02/15/69	3,650,000	1,813,119
Enterprise Products Operating LLC 2.800% due 01/31/30	3,450,000	3,154,622
Global Partners LP 7.000% due 08/01/27	2,275,000	1,725,684
Kinder Morgan Energy Partners LP 4.300% due 05/01/24	5,315,000	5,321,899
5.000% due 08/15/42	1,000,000	928,048
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	3,000,000	895,628
MPLX LP 4.000% due 03/15/28	2,650,000	2,360,593
4.800% due 02/15/29	350,000	309,158
5.250% due 01/15/25 ~	4,825,000	4,254,810
6.875% due 08/15/68	450,000	274,721
ONEOK Inc 4.500% due 03/15/50	3,950,000	3,006,140
Range Resources Corp 9.250% due 02/01/26 ~	2,975,000	1,801,734
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,725,000	2,505,847
SM Energy Co 6.750% due 09/15/26	3,000,000	925,627
Sunoco Logistics Partners Operations LP 4.000% due 10/01/27	1,200,000	951,829
Targa Resources Partners LP 5.000% due 01/15/28	650,000	528,471
5.125% due 02/01/25	900,000	773,883
5.375% due 02/01/27	200,000	165,710
5.875% due 04/15/26	1,500,000	1,257,183
6.500% due 07/15/27	500,000	430,000

		54,484,622

Financial - 16.4%

AerCap Ireland Capital DAC (Ireland) 3.300% due 01/23/23	1,850,000	1,537,459
3.950% due 02/01/22	750,000	653,833
4.450% due 10/01/25	2,000,000	1,764,469
Air Lease Corp 3.250% due 03/01/25	275,000	216,453
3.750% due 06/01/26	1,500,000	1,297,359
4.250% due 09/15/24	1,000,000	891,305
4.625% due 10/01/28	1,500,000	1,218,200
Athene Holding Ltd 6.150% due 04/03/30	4,925,000	4,915,544
Avolon Holdings Funding Ltd (Ireland) 3.250% due 02/15/27 ~	3,200,000	2,522,608
Bank of America Corp 1.866% (USD LIBOR + 0.650%) due 06/25/22 §	3,000,000	2,931,200
BOC Aviation Ltd (Singapore) 3.500% due 09/18/27 ~	4,000,000	4,056,046

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-20

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Citigroup Inc 2.754% (USD LIBOR + 0.960%) due 04/25/22 §	$3,000,000	$2,938,108
3.980% due 03/20/30	3,000,000	3,213,110
4.075% due 04/23/29	3,000,000	3,188,222
4.400% due 06/10/25	2,500,000	2,709,852
4.600% due 03/09/26	575,000	619,468
CNO Financial Group Inc 5.250% due 05/30/29	3,100,000	3,027,050
Crown Castle International Corp REIT 4.150% due 07/01/50	1,950,000	1,928,550
GLP Capital LP REIT 5.300% due 01/15/29	4,000,000	3,448,670
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	3,300,000	2,789,475
Iron Mountain Inc REIT 4.875% due 09/15/29 ~	3,300,000	3,122,947
5.250% due 03/15/28 ~	150,000	149,002
JPMorgan Chase & Co 4.005% due 04/23/29	2,000,000	2,153,767
4.125% due 12/15/26	4,150,000	4,547,429
KeyCorp 2.550% due 10/01/29	2,925,000	2,642,953
Morgan Stanley 2.954% (USD LIBOR + 1.220%) due 05/08/24 §	2,000,000	1,918,742
3.591% due 07/22/28	3,950,000	4,147,903
3.772% due 01/24/29	2,050,000	2,167,522
5.000% due 11/24/25	3,150,000	3,488,030
Service Properties Trust REIT 4.950% due 02/15/27	4,925,000	3,742,139
Springleaf Finance Corp 5.375% due 11/15/29	2,775,000	2,555,969
7.125% due 03/15/26	5,725,000	5,635,547
The Goldman Sachs Group Inc 2.801% (USD LIBOR + 1.000%) due 07/24/23 §	3,000,000	2,845,220
3.500% due 11/16/26	1,100,000	1,126,641
3.750% due 02/25/26	2,300,000	2,401,182
The Howard Hughes Corp 5.375% due 03/15/25 ~	3,025,000	2,949,284
Ventas Realty LP REIT 3.500% due 02/01/25	3,200,000	3,149,532
VICI Properties LP REIT 3.750% due 02/15/27 ~	1,050,000	995,531
4.625% due 12/01/29 ~	1,000,000	915,550
Wells Fargo & Co 5.013% due 04/04/51	4,925,000	6,298,052
Weyerhaeuser Co REIT 4.000% due 04/15/30	2,425,000	2,439,761

		105,259,684

Industrial - 10.7%

Allegion US Holding Co Inc 3.200% due 10/01/24	3,000,000	2,854,499
3.550% due 10/01/27	650,000	645,926
Apex Tool Group LLC 9.000% due 02/15/23 ~	2,425,000	1,597,457
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	2,800,000	2,420,460
Ardagh Packaging Finance PLC (Ireland) 5.250% due 08/15/27 ~	200,000	206,110
Brand Industrial Services Inc 8.500% due 07/15/25 ~	2,000,000	1,585,340
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	5,050,000	4,721,750
Carrier Global Corp 2.493% due 02/15/27 ~	2,950,000	2,829,483
Flex Acquisition Co Inc 7.875% due 07/15/26 ~	1,775,000	1,647,258

	Principal Amount	Value
GFL Environmental Inc (Canada) 5.125% due 12/15/26 ~	$175,000	$171,938
7.000% due 06/01/26 ~	1,622,000	1,583,814
Husky III Holding Ltd (Canada) 13.000% PIK due 02/15/25 ~	2,050,000	1,521,059
Masco Corp 3.500% due 04/01/21	1,075,000	1,076,756
7.750% due 08/01/29	4,110,000	5,063,033
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	1,375,000	1,275,271
7.250% due 04/15/25 ~	4,200,000	3,213,126
Maxim Crane Works Holdings Capital LLC 10.125% due 08/01/24 ~	2,800,000	2,222,514
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	3,943,000	3,966,406
Penske Truck Leasing Co LP 3.350% due 11/01/29 ~	3,675,000	3,697,520
3.450% due 07/01/24 ~	2,950,000	2,956,167
Standard Industries Inc 4.750% due 01/15/28 ~	4,443,000	4,122,737
5.000% due 02/15/27 ~	1,500,000	1,375,451
Textron Inc 3.000% due 06/01/30	3,700,000	3,470,351
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	4,895,000	4,121,431
TransDigm Inc 5.500% due 11/15/27 ~	675,000	609,559
TransDigm UK Holdings PLC 6.875% due 05/15/26	3,500,000	3,284,899
WRKCo Inc 3.900% due 06/01/28	5,175,000	5,324,602
Zekelman Industries Inc 9.875% due 06/15/23 ~	1,115,000	1,083,641

		68,648,558

Technology - 2.6%

Broadcom Inc 4.250% due 04/15/26 ~	5,175,000	5,269,536
Citrix Systems Inc 3.300% due 03/01/30	1,925,000	1,801,935
Dell International LLC 4.000% due 07/15/24 ~	3,000,000	3,032,464
4.900% due 10/01/26 ~	1,700,000	1,697,128
Oracle Corp 3.850% due 04/01/60	4,925,000	4,980,080

		16,781,143

Utilities - 2.5%

Ameren Corp 3.500% due 01/15/31	2,950,000	2,943,008
Dominion Energy Inc 3.375% due 04/01/30	4,925,000	4,875,504
DPL Inc 4.350% due 04/15/29 ~	1,325,000	1,265,213
Exelon Corp 4.050% due 04/15/30	1,350,000	1,339,746
San Diego Gas & Electric Co 3.320% due 04/15/50	1,950,000	1,975,056
Vistra Operations Co LLC 4.300% due 07/15/29 ~	3,000,000	2,673,494
5.625% due 02/15/27 ~	850,000	881,280

		15,953,301

Total Corporate Bonds & Notes (Cost $453,366,231)		407,104,968

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-21

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value

SENIOR LOAN NOTES - 27.2%

Basic Materials - 1.5%

Aleris International Inc 5.739% (USD LIBOR + 4.750%) due 02/27/23 §	$4,927,386	$4,508,559
Messer Industries USA Inc Term B 4.445% (USD LIBOR + 2.500%) due 03/01/26 § ¥	5,860,201	5,266,856

		9,775,415

Communications - 2.9%

Clear Channel Outdoor Holdings Inc Term B 4.489% (USD LIBOR + 3.500%) due 08/21/26 §	5,724,991	5,188,273
CommScope Inc Term B-2 4.239% (USD LIBOR + 3.250%) due 04/04/26 §	3,482,500	3,308,375
CSC Holdings LLC 2.862% (USD LIBOR + 2.250%) due 07/17/25 §	638,203	619,057
Sprint Communications Inc Term B 3.500% (USD LIBOR + 2.500%) due 02/03/24 §	2,429,874	2,420,762
4.000% (USD LIBOR + 3.000%) due 02/03/24 §	1,852,491	1,837,824
Uber Technologies Inc Term B 5.000% (USD LIBOR + 4.000%) due 04/04/25 §	3,471,067	3,276,688
Zayo Group Holdings Inc Term B 3.989% (USD LIBOR + 3.000%) due 03/09/27 §	2,250,000	2,109,375

		18,760,354

Consumer, Cyclical - 4.5%

Bass Pro Group LLC Term B 6.072% (USD LIBOR + 5.000%) due 09/25/24 § ±	3,454,443	2,936,277
Caesars Resort Collection LLC Term B 3.739% (USD LIBOR + 2.750%) due 12/22/24 §	6,368,561	5,231,320
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 §	4,408,142	2,832,231
Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	361,366	282,468
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	5,754,352	4,833,656
Spectacle Gary Holdings LLC 11.000% (USD LIBOR + 9.000%) due 12/23/25 § ±	3,263,513	2,790,304
SRS Distribution Inc Term B 3.989% (USD LIBOR + 3.250%) due 05/24/25 §	6,948,671	5,885,524
Tacala Investment Corp Term B 4.489% (USD LIBOR + 3.500%) due 02/05/27 §	3,929,899	3,232,342
(2nd Lien)
8.489% (USD LIBOR + 7.500%) due 02/05/28 § ±	1,500,000	1,207,500

		29,231,622

Consumer, Non-Cyclical - 4.0%

Bausch Health Americas Inc Term B 3.362% (USD LIBOR + 2.750%) due 11/27/25 §	1,789,474	1,705,964
3.612% (USD LIBOR + 3.000%) due 06/01/25 §	5,169,143	4,953,761

	Principal Amount	Value
Garda World Security Corp Term B (Canada) 6.390% (USD LIBOR + 4.750%) due 10/30/26 §	$2,404,729	$2,296,516
Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 §	865,909	834,881
LifePoint Health Inc Term B 4.739% (USD LIBOR + 3.750%) due 11/16/25 §	5,151,861	4,834,161
North American Lifting Holdings Inc 5.950% (USD LIBOR + 4.500%) due 11/27/20 § ±	2,454,242	1,865,224
(2nd Lien) 10.450% (USD LIBOR + 9.000%) due 11/27/21 § ±	2,000,000	650,000
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 4.765% (USD LIBOR + 3.250%) due 06/30/25 §	3,974,093	3,401,824
PetVet Care Centers LLC 3.739% (USD LIBOR + 2.750%) due 02/14/25 § ±	2,992,368	2,498,627
Sunshine Luxembourg VII Sarl Term B (Luxembourg) 5.322% (USD LIBOR + 4.250%) due 10/02/26 §	2,743,125	2,509,959

		25,550,917

Energy - 0.3%

Traverse Midstream Partners LLC Term B 5.000% (USD LIBOR + 4.000%) due 09/27/24 §	3,484,842	2,027,018

Financial - 3.6%

AssuredPartners Inc Term B 4.489% (USD LIBOR + 3.500%) due 02/13/27 § ¥	5,486,250	4,896,478
Deerfield Dakota Holding LLC Term B due 03/06/27 ¥ ±	1,500,000	1,290,000
HUB International Ltd Term B 4.544% (USD LIBOR + 2.750%) due 04/25/25 §	4,916,212	4,645,821
NFP Corp Term B 3.250% (USD LIBOR + 3.250%) due 02/13/27 § ±	8,250,000	7,218,750
USI Inc Term B 3.989% (USD LIBOR + 3.000%) due 05/16/24 § ¥	5,396,164	4,923,999

		22,975,048

Industrial - 8.9%

Advanced Disposal Services Inc Term B 2.894% (USD LIBOR + 2.250%) due 11/10/23 §	2,752,668	2,738,905
Brand Industrial Services Inc 6.085% (USD LIBOR + 4.250%) due 06/21/24 §	3,899,749	3,184,797
Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	3,884,578	3,399,006
Crosby US Acquisition Corp Term B 5.750% (USD LIBOR + 4.750%) due 06/27/26 §	2,977,500	2,382,000
Dynasty Acquisition Co Inc 4.950% (USD LIBOR + 3.500%) due 04/08/26 § ¥	3,803,322	2,997,018
Engineered Machinery Holdings Inc 4.945% (USD LIBOR + 3.000%) due 07/19/24 § ±	3,865,115	3,246,696

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-22

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
EWT Holdings III Corp 3.739% (USD LIBOR + 2.750%) due 12/20/24 §	$2,451,548	$2,255,424
Filtration Group Corp Term B 3.989% (USD LIBOR + 3.000%) due 03/29/25 § ¥	5,208,793	4,603,271
Flex Acquisition Co Inc 4.898% (USD LIBOR + 3.000%) due 12/29/23 §	3,765,190	3,357,296
Term B 5.159% (USD LIBOR + 3.250%) due 06/29/25 §	978,518	872,512
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	4,048,404	3,949,724
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 5.250% (USD LIBOR + 4.250%) due 06/30/22 §	3,919,898	2,832,126
Mauser Packaging Solutions Holding Co Term B 5.084% (USD LIBOR + 3.250%) due 04/03/24 §	3,164,281	2,626,353
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 § ¥	8,155,227	7,778,048
Standard Aero Ltd 4.950% (USD LIBOR + 3.500%) due 04/08/26 § ¥	2,044,797	1,611,300
Titan Acquisition Ltd Term B (Canada) 4.450% (USD LIBOR + 3.000%) due 03/28/25 §	3,944,824	3,362,962
TransDigm Inc
Term E 3.239% (USD LIBOR + 2.250%) due 05/30/25 §	2,493,750	2,331,656
Term F 3.239% (USD LIBOR + 2.250%) due 12/09/25 §	962,705	900,130
TransDigm Inc Term G Term G 3.239% (USD LIBOR + 2.250%) due 08/22/24 §	2,803,790	2,588,831

		57,018,055

Technology - 1.5%

Tempo Acquisition LLC Term B 3.739% (USD LIBOR + 3.000%) due 05/01/24 §	4,961,735	4,457,290
Vertafore Inc
(2nd Lien) 8.239% (USD LIBOR + 7.250%) due 07/02/26 §	1,000,000	888,333
Term B 4.239% (USD LIBOR + 3.250%) due 07/02/25 §	4,463,699	4,028,489

		9,374,112

Total Senior Loan Notes (Cost $199,441,559)		174,712,541

ASSET-BACKED SECURITIES - 3.5%

Apidos CLO XXX ‘A2’ (Cayman) 3.419% (USD LIBOR + 1.600%) due 10/18/31 § ~	2,400,000	2,158,853
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 2.931% (USD LIBOR + 1.100%) due 10/15/31 § ~	700,000	663,392
Dryden 43 Senior Loan Fund (Cayman) 3.569% (USD LIBOR + 1.750%) due 07/20/29 § ~	1,200,000	1,082,919

	Principal Amount	Value
Dryden 55 CLO Ltd (Cayman) 3.731% (USD LIBOR + 1.900%) due 04/15/31 § ~	$250,000	$205,143
Dryden 58 CLO Ltd (Cayman) 3.336% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,500,000	1,331,414
3.636% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,500,000	1,242,053
Dryden 61 CLO Ltd (Cayman) 3.486% (USD LIBOR + 1.650%) due 01/17/32 § ~	1,500,000	1,340,474
3.886% (USD LIBOR + 2.050%) due 01/17/32 § ~	1,500,000	1,191,701
Dryden 64 CLO Ltd (Cayman) 3.219% (USD LIBOR + 1.400%) due 04/18/31 § ~	2,600,000	2,266,117
Madison Park Funding Ltd (Cayman) 3.431% (USD LIBOR + 1.600%) due 07/15/30 § ~	2,000,000	1,757,440
3.681% (USD LIBOR + 1.850%) due 07/15/30 § ~	1,000,000	816,141
3.569% (USD LIBOR + 1.750%) due 10/18/30 § ~	2,650,000	2,386,841
Palmer Square Loan Funding CLO Ltd (Cayman) 3.033% due 02/20/28 § ~	2,000,000	1,872,618
3.583% due 02/20/28 § ~	1,000,000	953,395
Palmer Square Loan Funding Ltd (Cayman) 5.051% due 10/24/27 § ~ Class C	2,250,000	1,947,114
Regatta XIII Funding Ltd ‘D’ (Cayman) 7.781% (USD LIBOR + 5.950%) due 07/15/31 § ~	2,500,000	1,429,190

Total Asset-Backed Securities (Cost $26,500,000)		22,644,805

FOREIGN GOVERNMENT BONDS & NOTES - 0.5%

Mexico Government (Mexico) 3.750% due 01/11/28	2,750,000	2,747,965
4.500% due 04/22/29	700,000	720,657

Total Foreign Government Bonds & Notes (Cost $3,436,539)		3,468,622

	Shares
SHORT-TERM INVESTMENT - 2.6%

Money Market Fund - 2.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	16,591,731	16,591,731

Total Short-Term Investment (Cost $16,591,731)		16,591,731

TOTAL INVESTMENTS - 99.5% (Cost $721,355,321)		639,339,684

OTHER ASSETS & LIABILITIES, NET - 0.5%		3,148,074

NET ASSETS - 100.0%		$642,487,758

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-23

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	63.4%
Senior Loan Notes	27.2%
Asset-Backed Securities	3.5%
Others (each less than 3.0%)	5.4%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Spectacle Gary Holdings LLC ±	$229,648	$202,196	($27,452)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$14,817,017	$14,817,017	$—	$—
	Corporate Bonds & Notes	407,104,968	—	407,104,968	—
	Senior Loan Notes	174,712,541	—	147,610,157	27,102,384
	Asset-Backed Securities	22,644,805	—	22,644,805	—
	Foreign Government Bonds & Notes	3,468,622	—	3,468,622	—
	Short-Term Investment	16,591,731	16,591,731	—	—
	Unfunded Loan Commitment	202,196	—	—	202,196

	Total	$639,541,880	$31,408,748	$580,828,552	$27,304,580

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2020:

Senior Loan Notes and Unfunded Loan Commitment
Value, Beginning of Year	$—
Purchases	21,409,064
Sales (Includes Paydowns)	(17,518)
Accrued Discounts (Premiums)	4,422
Net Realized Gains (Losses)	128
Change in Net Unrealized Appreciation (Depreciation)	(2,942,022)
Transfers In	8,850,506
Transfers Out	—

Value, End of Year	$27,304,580

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($2,942,022)

The table below shows transfers within Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$8,850,506	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-24

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2020

	Shares	Value
WARRANTS - 0.0%

Communications - 0.0%

iHeartMedia Inc Exercise @ $14.70 Exp 05/01/39	1,038	$6,877

Total Warrants (Cost $20,207)		6,877

COMMON STOCKS - 0.0%

Communications - 0.0%

iHeartMedia Inc ‘B’ * Ω	11	80

Total Common Stocks (Cost $214)		80

EXCHANGE-TRADED FUND - 2.5%

Invesco Senior Loan	1,492,158	30,529,553

Total Exchange-Traded Fund (Cost $31,772,472)		30,529,553

	Principal Amount
CORPORATE BONDS & NOTES - 3.2%

Communications - 0.4%

CommScope Inc 5.500% due 03/01/24 ~	$3,770,000	3,838,821
Front Range BidCo Inc 4.000% due 03/01/27 ~	459,000	441,788

		4,280,609

Consumer, Cyclical - 1.1%

Beacon Roofing Supply Inc 4.500% due 11/15/26 ~	4,641,000	4,300,118
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	8,159,000	6,741,415
8.500% due 10/30/25 ~	2,000,000	1,792,510

		12,834,043

Consumer, Non-Cyclical - 0.3%

Ahern Rentals Inc 7.375% due 05/15/23 ~	6,404,000	3,706,283

Industrial - 1.4%

GFL Environmental Inc (Canada) 5.625% due 05/01/22 ~	7,336,000	7,462,076
Reynolds Group Issuer Inc 5.331% (USD LIBOR + 3.500%) due 07/15/21 § ~	3,750,000	3,681,562
TransDigm Inc 6.250% due 03/15/26 ~	5,800,000	5,803,608

		16,947,246

Total Corporate Bonds & Notes (Cost $42,629,200)		37,768,181

SENIOR LOAN NOTES - 88.6%

Basic Materials - 2.8%

Aleris International Inc 5.739% (USD LIBOR + 4.750%) due 02/27/23 §	10,807,500	9,888,862

	Principal Amount	Value
ASP Unifrax Holdings Inc Term B 4.822% (USD LIBOR + 3.750%) due 12/14/25 §	$11,003,781	$8,821,368
Messer Industries USA Inc Term B 4.445% (USD LIBOR + 2.500%) due 03/01/26 § ¥	16,759,828	15,062,895

		33,773,125

Communications - 7.8%

Clear Channel Outdoor Holdings Inc Term B 4.489% (USD LIBOR + 3.500%) due 08/21/26 §	23,261,866	21,081,066
CommScope Inc Term B-2 4.239% (USD LIBOR + 3.250%) due 04/04/26 §	14,963,591	14,215,411
CSC Holdings LLC
Term B 2.862% (USD LIBOR + 2.250%) due 01/15/26 §	4,000,000	3,870,000
Term B-5 3.112% (USD LIBOR + 2.500%) due 04/15/27 §	14,518,000	14,058,258
NEP Group Inc
(2nd Lien) 8.450% (USD LIBOR + 7.000%) due 10/19/26 § ±	1,700,000	850,000
Term B 4.700% (USD LIBOR + 3.250%) due 10/20/25 §	506,346	318,998
Pug LLC Term B 4.489% (USD LIBOR + 3.500%) due 02/13/27 § ±	11,720,625	10,196,944
Sprint Communications Inc Term B 4.000% (USD LIBOR + 3.000%) due 02/03/24 §	9,800,684	9,723,092
Uber Technologies Inc Term B 5.000% (USD LIBOR + 4.000%) due 04/04/25 § ¥	16,118,302	15,215,677
Zayo Group Holdings Inc Term B 3.989% (USD LIBOR + 3.000%) due 03/09/27 § ¥	4,091,203	3,835,503

		93,364,949

Consumer, Cyclical - 15.7%

American Builders & Contractors Supply Co Inc Term B 2.989% (USD LIBOR + 2.000%) due 01/15/27 §	7,398,910	6,720,674
Bass Pro Group LLC Term B 6.072% (USD LIBOR + 5.000%) due 09/25/24 § ¥ ±	11,499,409	9,774,498
Beacon Roofing Supply Inc Term B 3.239% (USD LIBOR + 2.250%) due 01/02/25 §	6,875,587	6,256,784
Belk Inc Term B 7.750% (USD LIBOR + 6.750%) due 07/31/25 §	6,955,687	3,651,736
BJ’s Wholesale Club Inc Term B 3.047% (USD LIBOR + 2.250%) due 02/03/24 §	785,479	750,133
Caesars Resort Collection LLC Term B 3.739% (USD LIBOR + 2.750%) due 12/22/24 §	17,903,165	14,706,179
CityCenter Holdings LLC Term B 3.239% (USD LIBOR + 2.250%) due 04/18/24 §	4,922,002	4,362,124
Clarios Global LP Term B 4.441% (USD LIBOR + 3.500%) due 04/30/26 §	5,124,250	4,714,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-25

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 § ¥	$7,870,475	$5,056,780
Core & Main LP Term B 4.331% (USD LIBOR + 3.000%) due 08/01/24 §	11,825,971	10,465,984
Curium Bidco Sarl Term B (Luxembourg) 5.072% (USD LIBOR + 4.000%) due 07/11/26 §	6,941,503	6,594,428
EG America LLC (2nd Lien) (United Kingdom) 9.072% (USD LIBOR + 8.000%) due 04/20/26 § ¥	5,911,121	4,743,675
Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	18,320,663	14,320,658
K-MAC Holdings Corp (2nd Lien) 7.739% (USD LIBOR + 6.750%) due 03/16/26 § ±	3,831,167	3,160,712
Motion Finco LLC Term B (United Kingdom) due 11/04/26 ¥ due 11/04/26 ¥ ±	1,763,261 231,739	1,487,751 188,867
PetSmart Inc Term B-2 5.000% (USD LIBOR + 4.000%) due 03/11/22 § ¥	13,244,867	12,764,740
Restaurant Brands International Inc Term B (Canada) 2.739% (USD LIBOR + 1.750%) due 11/19/26 §	5,709,460	5,295,524
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	21,899,496	18,395,577
SMG US Midco 2 Inc 3.429% (USD LIBOR + 2.500%) due 01/23/25 § ±	5,480,184	4,137,539
SRS Distribution Inc Term B 3.989% (USD LIBOR + 3.000%) due 05/24/25 §	26,488,405	22,435,679
5.572% (USD LIBOR + 4.500%) due 05/24/25 §	5,857,812	5,308,643
Stars Group Holdings BV Term B (Canada) 4.950% (USD LIBOR + 3.500%) due 07/10/25 §	4,555,393	4,367,483
Tacala Investment Corp Term B 4.489% (USD LIBOR + 2.500%) due 02/05/27 §	2,238,579	1,841,231
Univar Solutions USA Inc
Term B-3 due 07/01/24 ¥	3,000,000	2,812,500
Term B-5 3.450% (USD LIBOR + 2.000%) due 11/22/26 §	2,493,750	2,281,781
Whatabrands LLC Term B 3.766% (USD LIBOR + 2.750%) due 08/03/26 §	12,937,575	10,988,853

		187,584,843

Consumer, Non-Cyclical - 21.1%

AlixPartners LLP Term B 3.489% (USD LIBOR + 2.500%) due 04/04/24 §	17,196,203	16,379,383
Allied Universal Holdco LLC 5.239% (USD LIBOR + 4.250%) due 07/12/26 §	10,826,849	10,014,835
Arterra Wines Canada Inc Term B-1 (Canada) 3.802% (USD LIBOR + 2.750%) due 12/15/23 § ±	3,814,415	3,242,253
AVSC Holding Corp
(2nd Lien) 9.013% (USD LIBOR + 7.250%) due 09/01/25 § ±	6,769,671	3,892,561

	Principal Amount	Value
Term B 6.204% (USD LIBOR + 4.500%) due 10/15/26 § ±	$6,733,125	$4,208,203
Bausch Health Americas Inc Term B 3.362% (USD LIBOR + 2.750%) due 11/27/25 § ¥	5,389,240	5,137,741
3.612% (USD LIBOR + 3.000%) due 06/01/25 §	16,099,305	15,428,495
Belron Finance US LLC Term B 4.270% (USD LIBOR + 2.500%) due 11/07/26 §	3,491,250	3,316,687
CHG PPC Parent LLC Term B 3.739% (USD LIBOR + 2.750%) due 03/30/25 § ¥	6,903,885	6,248,016
Da Vinci Purchaser Corp Term B 5.872% (USD LIBOR + 4.000%) due 01/08/27 §	10,551,992	9,852,922
Endo International PLC Term B 5.250% (USD LIBOR + 4.250%) due 04/27/24 §	11,221,154	10,070,986
Envision Healthcare Corp Term B 4.739% (USD LIBOR + 3.750%) due 10/10/25 §	6,448,256	3,456,265
Garda World Security Corp Term B (Canada) 6.390% (USD LIBOR + 4.750%) due 10/30/26 §	5,824,757	5,562,643
Guidehouse LLP 5.489% (USD LIBOR + 4.500%) due 05/01/25 § ±	3,711,467	3,024,846
Heartland Dental LLC 4.739% (USD LIBOR + 3.750%) due 04/30/25 §	9,167,065	7,232,814
H-Food Holdings LLC 4.677% (USD LIBOR + 3.688%) due 05/31/25 §	991,149	847,432
Term B-2 4.989% (USD LIBOR + 4.000%) due 05/31/25 §	5,950,927	5,147,552
Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 § ¥	17,627,699	16,996,046
LifePoint Health Inc Term B 4.739% (USD LIBOR + 3.750%) due 11/16/25 §	16,038,568	15,049,518
Lineage Logistics LLC Term B 4.000% (USD LIBOR + 3.000%) due 02/27/25 §	1,246,819	1,206,298
Mister Car Wash Holdings Inc 3.862% (USD LIBOR + 3.250%) due 05/14/26 §	6,899,529	5,709,361
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 4.765% (USD LIBOR + 3.250%) due 06/30/25 § ¥	13,637,056	11,673,320
PetVet Care Centers LLC 3.739% (USD LIBOR + 2.750%) due 02/14/25 § ±	6,814,712	5,690,284
(2nd Lien) 7.239% (USD LIBOR + 6.250%) due 02/15/26 § ±	7,375,000	6,158,125
Term B 4.239% (USD LIBOR + 3.250%) due 02/14/25 §	4,750,848	3,978,835
PSC Industrial Outsourcing LP (2nd Lien) 9.500% (USD LIBOR + 8.500%) due 10/05/25 § ±	5,000,000	4,456,250
Spin Holdco Inc Term B 5.093% (USD LIBOR + 3.250%) due 11/14/22 §	19,544,968	17,492,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-26

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Sunshine Luxembourg VII Sarl Term B (Luxembourg) 5.322% (USD LIBOR + 4.250%) due 10/02/26 §	$7,107,187	$6,503,077
VetCor Professional Practices LLC 4.072% (USD LIBOR + 3.000%) due 07/02/25 § ±	16,724,943	13,965,327
VVC Holding Corp Term B 5.284% (USD LIBOR + 4.500%) due 02/11/26 §	13,465,995	12,658,035
Wand NewCo 3 Inc Term B-1 4.072% (USD LIBOR + 3.000%) due 02/05/26 §	19,450,152	17,796,889

		252,397,745

Diversified - 0.4%

First Eagle Holdings Inc Term B due 02/02/27 § ¥	4,987,500	4,233,141

Energy - 0.1%

Prairie ECI Acquiror LP 6.200% (USD LIBOR + 4.750%) due 03/11/26 § ±	1,459,599	766,290

Financial - 10.3%

Acrisure LLC Term B 5.207% (USD LIBOR + 3.500%) due 02/15/27 § ¥	17,750,000	15,087,500
Alliant Holdings Intermediate LLC Term B 3.862% (USD LIBOR + 3.250%) due 05/10/25 §	2,408,568	2,233,947
3.989% (USD LIBOR + 3.000%) due 05/10/25 § ¥	13,350,914	12,405,229
AssuredPartners Inc Term B 4.489% (USD LIBOR + 3.500%) due 02/13/27 §	23,434,363	20,915,169
Blackstone Mortgage Trust Inc Term B 3.239% (USD LIBOR + 2.250%) due 04/23/26 § ±	9,147,287	8,003,876
BroadStreet Partners Inc Term B due 01/27/27 ¥	7,821,000	7,024,236
Cushman & Wakefield PLC Term B 3.739% (USD LIBOR + 2.750%) due 08/21/25 §	13,506,179	12,155,561
Deerfield Dakota Holding LLC Term B due 03/06/27 § ¥ ±	4,250,000	3,655,000
HUB International Ltd Term B 4.540% (USD LIBOR + 2.750%) due 04/25/25 § ¥	8,125,215	7,678,328
5.692% (USD LIBOR + 4.000%) due 04/25/25 §	2,443,875	2,285,023
NFP Corp Term B 3.250% (USD LIBOR + 3.250%) due 02/13/27 § ¥ ±	21,376,859	18,704,752
USI Inc Term B 3.989% (USD LIBOR + 3.000%) due 05/16/24 § ¥	13,357,556	12,188,770
4.989% (USD LIBOR + 4.000%) due 12/02/26 §	1,039,289	950,949

		123,288,340

Industrial - 16.0%

APi Group DE Inc Term B 3.489% (USD LIBOR + 2.500%) due 10/01/26 §	1,496,250	1,376,550
Berry Global Inc Term W 2.863% (USD LIBOR + 2.000%) due 10/01/22 § ¥	11,524,974	11,127,362

	Principal Amount	Value
Brand Industrial Services Inc 6.085% (USD LIBOR + 4.250%) due 06/21/24 §	$14,836,859	$12,116,773
Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	14,787,276	12,938,867
DiversiTech Holdings Inc Term B 4.945% (USD LIBOR + 3.000%) due 06/01/24 § ±	5,537,434	4,734,506
Dynasty Acquisition Co Inc 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	14,930,814	11,765,481
Engineered Machinery Holdings Inc 4.945% (USD LIBOR + 3.000%) due 07/19/24 § ±	8,680,927	7,291,979
5.700% (USD LIBOR + 4.250%) due 07/19/24 §	216,951	179,527
EWT Holdings III Corp 3.739% (USD LIBOR + 2.750%) due 12/20/24 §	11,636,440	10,705,524
Filtration Group Corp Term B 3.989% (USD LIBOR + 3.000%) due 03/29/25 §	22,337,251	19,740,545
Flex Acquisition Co Inc Term B 5.159% (USD LIBOR + 3.250%) due 06/29/25 §	2,176,909	1,941,078
Gates Global LLC Term B-2 3.750% (USD LIBOR + 2.750%) due 03/31/24 §	8,742,200	7,867,980
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 § ¥	6,610,360	6,449,232
Ingersoll-Rand Services Co Term B due 02/28/27 § ¥	3,000,000	2,820,000
Pro Mach Group Inc Term B 3.679% (USD LIBOR + 2.750%) due 03/07/25 § ±	6,711,556	5,335,687
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 §	23,642,236	22,548,783
Standard Aero Ltd 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	8,027,319	6,325,528
Tailwind Smith Cooper Intermediate Corp (2nd Lien) 10.080% (USD LIBOR + 9.000%) due 05/28/27 § ±	2,200,000	1,672,000
The Hillman Group Inc Term B 5.072% (USD LIBOR + 4.000%) due 05/31/25 §	15,531,446	12,321,609
TransDigm Inc
Term E 3.239% (USD LIBOR + 2.250%) due 05/30/25 §	3,852,994	3,602,550
Term F 3.239% (USD LIBOR + 2.250%) due 12/09/25 §	6,093,181	5,697,124
Term G 3.239% (USD LIBOR + 2.250%) due 08/22/24 §	11,817,544	10,911,529
Vertiv Group Corp Term B 4.581% (USD LIBOR + 3.000%) due 03/02/27 §	500,000	455,000
WP CPP Holdings LLC Term B 5.530% (USD LIBOR + 3.750%) due 04/30/25 §	14,124,915	10,770,247

		190,695,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-27

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Technology - 14.4%

Applied Systems Inc
(2nd Lien) 8.450% (USD LIBOR + 7.000%) due 09/19/25 §	$16,389,070	$15,159,890
Term B 4.700% (USD LIBOR + 3.250%) due 09/19/24 §	13,969,186	12,861,625
Epicor Software Corp Term B 4.240% (USD LIBOR + 3.250%) due 06/01/22 §	20,582,204	19,089,994
Kronos Inc
(2nd Lien) 10.013% (USD LIBOR + 8.250%) due 11/01/24 §	6,785,000	6,398,255
Term B 4.763% (USD LIBOR + 3.000%) due 11/01/23 § ¥	13,122,763	12,154,959
Sophia LP Term B 4.700% (USD LIBOR + 3.250%) due 09/30/22 §	22,778,600	21,791,535
Tempo Acquisition LLC Term B 3.739% (USD LIBOR + 3.000%) due 05/01/24 §	25,684,866	23,073,563
The Dun & Bradstreet Corp Term B 4.959% (USD LIBOR + 4.000%) due 02/08/26 §	27,020,000	24,858,400
The Ultimate Software Group Inc 4.739% (USD LIBOR + 3.750%) due 05/03/26 §	13,967,281	13,199,081
Vertafore Inc
(2nd Lien) 8.239% (USD LIBOR + 7.250%) due 07/02/26 § ¥	19,900,000	17,677,827
Term B 4.239% (USD LIBOR + 3.250%) due 07/02/25 § ¥	6,569,424	5,928,905

		172,194,034

Total Senior Loan Notes (Cost $1,188,585,632)		1,058,297,928

	Shares	Value
SHORT-TERM INVESTMENT - 2.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	31,695,395	$31,695,395

Total Short-Term Investment (Cost $31,695,395)		31,695,395

TOTAL INVESTMENTS - 96.9% (Cost $1,294,703,120)		1,158,298,014

OTHER ASSETS & LIABILITIES, NET - 3.1%		36,475,824

NET ASSETS - 100.0%		$1,194,773,838

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.4%
Industrial	17.4%
Consumer, Cyclical	16.8%
Technology	14.4%
Financial	10.3%
Communications	8.2%
Others (each less than 3.0%)	8.4%

96.9%
Other Assets & Liabilities, Net	3.1%

100.0%

(b)

Investments with a total aggregate value of $80 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$6,877	$—	$6,877	$—
	Common Stocks	80	—	80	—
	Exchange-Traded Fund	30,529,553	30,529,553	—	—
	Corporate Bonds & Notes	37,768,181	—	37,768,181	—
	Senior Loan Notes	1,058,297,928	—	922,248,562	136,049,366
	Short-Term Investment	31,695,395	31,695,395	—	—

	Total Assets	1,158,298,014	62,224,948	960,023,700	136,049,366

Liabilities	Line of Credit	(54,000,000)	—	(54,000,000)	—

	Total Liabilities	(54,000,000)	—	(54,000,000)	—

	Total	$1,104,298,014	$62,224,948	$906,023,700	$136,049,366

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-28

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2020

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2020:

Senior Loan Notes
Value, Beginning of Year	$—
Purchases	92,645,900
Sales (Includes Paydowns)	(18,800,438)
Accrued Discounts (Premiums)	(529)
Net Realized Gains (Losses)	(965,688)
Change in Net Unrealized Appreciation (Depreciation)	(14,344,656)
Transfers In	77,514,777
Transfers Out	—

Value, End of Year	$136,049,366

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($14,344,656)

The table below shows transfers within Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$77,514,777	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-29

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 1.2%

Basic Materials - 0.2%

Constellium SE *	19,340	$100,761
Hexion Holdings Corp ‘B’ *	11,203	106,429

		207,190

Consumer, Cyclical - 0.2%

Beazer Homes USA Inc *	9,998	64,387
Cedar Fair LP	3,561	65,309
Lennar Corp ‘A’	2,857	109,137

		238,833

Consumer, Non-Cyclical - 0.1%

HCA Healthcare Inc	1,485	133,427

Energy - 0.1%

Chevron Corp	804	58,258
Diamondback Energy Inc	903	23,659
Exxon Mobil Corp	1,235	46,893
Pioneer Natural Resources Co	581	40,757

		169,567

Financial - 0.3%

Citigroup Inc	4,210	177,325
Outfront Media Inc REIT	4,360	58,773
The Goldman Sachs Group Inc	1,166	180,252

		416,350

Industrial - 0.3%

Crown Holdings Inc *	2,964	172,030
Evoqua Water Technologies Corp *	14,233	159,552
Xylem Inc	2,037	132,670

		464,252

Total Common Stocks (Cost $2,284,825)		1,629,619

EXCHANGE-TRADED FUNDS - 2.0%

iShares iBoxx High Yield Corporate Bond	18,984	1,463,097
SPDR Bloomberg Barclays High Yield Bond	12,722	1,205,282

Total Exchange-Traded Funds (Cost $2,421,994)		2,668,379

	Principal Amount
CORPORATE BONDS & NOTES - 81.1%

Basic Materials - 2.5%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$525,000	491,164
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	550,000	534,875
Constellium SE 6.625% due 03/01/25 ~	515,000	467,347
Hecla Mining Co 7.250% due 02/15/28	475,000	421,800
Hexion Inc 7.875% due 07/15/27 ~	400,000	343,030
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	475,000	417,308
Novelis Corp 4.750% due 01/30/30 ~	650,000	582,156
5.875% due 09/30/26 ~	100,000	98,833

		3,356,513

	Principal Amount	Value
Communications - 16.7%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	$725,000	$709,086
Altice France SA (France) 7.375% due 05/01/26 ~	575,000	583,941
CCO Holdings LLC 4.750% due 03/01/30 ~	1,600,000	1,604,880
5.000% due 02/01/28 ~	100,000	100,956
CenturyLink Inc 4.000% due 02/15/27 ~	500,000	481,250
Clear Channel Worldwide Holdings Inc 5.125% due 08/15/27 ~	625,000	588,719
9.250% due 02/15/24 ~	990,000	857,592
CommScope Inc 6.000% due 03/01/26 ~	400,000	401,649
8.250% due 03/01/27 ~	550,000	533,198
CommScope Technologies LLC 6.000% due 06/15/25 ~	100,000	92,270
CSC Holdings LLC 6.500% due 02/01/29 ~	1,750,000	1,897,201
6.625% due 10/15/25 ~	1,350,000	1,429,353
Diamond Sports Group LLC 6.625% due 08/15/27 ~	1,650,000	1,112,595
Front Range BidCo Inc 4.000% due 03/01/27 ~	750,000	721,875
6.125% due 03/01/28 ~	75,000	71,672
Intelsat Jackson Holdings SA (Luxembourg) 8.000% due 02/15/24 ~	75,000	72,937
8.500% due 10/15/24 ~	650,000	413,371
9.750% due 07/15/25 ~	150,000	94,688
Lamar Media Corp 3.750% due 02/15/28 ~	575,000	543,306
4.000% due 02/15/30 ~	25,000	23,438
Level 3 Financing Inc 4.625% due 09/15/27 ~	850,000	849,532
5.250% due 03/15/26	1,150,000	1,155,664
Nexstar Broadcasting Inc 5.625% due 07/15/27 ~	675,000	663,559
Outfront Media Capital LLC 4.625% due 03/15/30 ~	50,000	44,778
5.000% due 08/15/27 ~	775,000	717,301
Radiate Holdco LLC 6.875% due 02/15/23 ~	425,000	390,467
Sprint Capital Corp 8.750% due 03/15/32	500,000	664,025
Sprint Corp 7.625% due 02/15/25	650,000	724,198
7.625% due 03/01/26	700,000	796,145
7.875% due 09/15/23	400,000	443,454
T-Mobile USA Inc 6.500% due 01/15/24	1,500,000	1,533,705
The Interpublic Group of Cos Inc 4.750% due 03/30/30	350,000	348,581
Townsquare Media Inc 6.500% due 04/01/23 ~	175,000	169,530
Uber Technologies Inc 8.000% due 11/01/26 ~	500,000	496,516
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	950,000	970,869

		22,302,301

Consumer, Cyclical - 14.1%

American Airlines Pass-Through Trust ‘B’ 3.850% due 08/15/29	340,716	264,945
5.250% due 07/15/25	115,997	116,893
American Builders & Contractors Supply Co Inc 4.000% due 01/15/28 ~	600,000	549,330
Ashton Woods USA LLC 6.625% due 01/15/28 ~	595,000	474,512

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-30

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Beazer Homes USA Inc 5.875% due 10/15/27	$1,225,000	$934,154
Brookfield Residential Properties Inc (Canada) 4.875% due 02/15/30 ~	50,000	38,173
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	1,325,000	966,852
Cedar Fair LP 5.250% due 07/15/29 ~	250,000	212,637
5.375% due 04/15/27	500,000	433,484
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	1,500,000	913,117
Core & Main Holdings LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	250,000	230,936
Core & Main LP 6.125% due 08/15/25 ~	625,000	585,919
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	725,000	586,340
eG Global Finance PLC (United Kingdom) 8.500% due 10/30/25 ~	450,000	403,315
Ford Motor Co 4.346% due 12/08/26	350,000	271,250
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	625,000	549,216
Golden Nugget Inc 6.750% due 10/15/24 ~	1,375,000	876,370
8.750% due 10/01/25 ~	725,000	379,697
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	1,000,000	908,745
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	900,000	766,120
Lennar Corp 4.750% due 05/30/25	600,000	581,253
4.750% due 11/29/27	100,000	100,305
Lowe’s Cos Inc 4.500% due 04/15/30	450,000	497,501
Marriott Ownership Resorts Inc 4.750% due 01/15/28 ~	525,000	398,235
Mattamy Group Corp (Canada) 4.625% due 03/01/30 ~	125,000	108,203
Mattel Inc 3.150% due 03/15/23	125,000	118,593
6.750% due 12/31/25 ~	825,000	846,660
Michaels Stores Inc 8.000% due 07/15/27 ~	690,000	514,430
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	100,000	95,555
4.375% due 01/15/28 ~	300,000	278,835
5.000% due 10/15/25 ~	725,000	696,903
Panther BF Aggregator 2 LP 6.250% due 05/15/26 ~	500,000	475,311
8.500% due 05/15/27 ~	250,000	219,487
Scientific Games International Inc 7.000% due 05/15/28 ~	150,000	93,083
7.250% due 11/15/29 ~	150,000	93,668
8.250% due 03/15/26 ~	450,000	290,579
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	875,000	742,044
Tesla Inc 5.300% due 08/15/25 ~	650,000	615,062
The Scotts Miracle-Gro Co 4.500% due 10/15/29	500,000	480,038
The TJX Cos Inc 3.500% due 04/15/25	250,000	255,993
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	161,573	154,471
Wynn Resorts Finance LLC 5.125% due 10/01/29 ~	625,000	572,266
Yum! Brands Inc 7.750% due 04/01/25 ~	50,000	52,625

		18,743,105

	Principal Amount	Value
Consumer, Non-Cyclical - 17.9%

Ahern Rentals Inc 7.375% due 05/15/23 ~	$2,801,000	$1,621,065
Albertsons Cos Inc 4.625% due 01/15/27 ~	50,000	50,028
5.875% due 02/15/28 ~	1,200,000	1,228,020
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	1,500,000	1,424,051
Bausch Health Americas Inc 8.500% due 01/31/27 ~	1,250,000	1,313,187
Bausch Health Cos Inc 5.000% due 01/30/28 ~	125,000	119,275
6.125% due 04/15/25 ~	275,000	272,595
9.000% due 12/15/25 ~	1,050,000	1,114,785
Centene Corp 3.375% due 02/15/30 ~	600,000	560,250
4.250% due 12/15/27 ~	100,000	100,745
4.625% due 12/15/29 ~	100,000	101,055
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	600,000	581,670
5.500% due 04/01/26 ~	400,000	410,787
Chobani LLC 7.500% due 04/15/25 ~	400,000	366,988
Community Health Systems Inc 6.625% due 02/15/25 ~	1,375,000	1,282,187
Garda World Security Corp (Canada) 9.500% due 11/01/27 ~	497,000	447,027
HCA Inc 5.375% due 09/01/26	150,000	155,636
5.625% due 09/01/28	100,000	105,225
5.875% due 02/01/29	1,525,000	1,618,406
Jaguar Holding Co II 6.375% due 08/01/23 ~	490,000	502,235
JBS Investments II GmbH 5.750% due 01/15/28 ~	200,000	195,210
7.000% due 01/15/26 ~	1,150,000	1,152,346
JBS USA LUX SA 5.500% due 01/15/30 ~	150,000	155,708
5.875% due 07/15/24 ~	400,000	406,500
6.500% due 04/15/29 ~	50,000	53,913
Kraft Heinz Foods Co 3.950% due 07/15/25	400,000	394,008
4.375% due 06/01/46	750,000	679,968
5.000% due 07/15/35	900,000	900,812
5.200% due 07/15/45	400,000	386,848
LifePoint Health Inc 4.375% due 02/15/27 ~	100,000	94,950
Pilgrim’s Pride Corp 5.875% due 09/30/27 ~	550,000	551,072
Refinitiv US Holdings Inc 8.250% due 11/15/26 ~	100,000	105,750
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	525,000	501,231
Select Medical Corp 6.250% due 08/15/26 ~	750,000	754,129
Tenet Healthcare Corp 4.875% due 01/01/26 ~	180,000	172,125
6.250% due 02/01/27 ~	600,000	587,250
6.750% due 06/15/23	975,000	905,536
Tms International Holding Corp 7.250% due 08/15/25 ~	1,416,000	1,286,783
United Rentals North America Inc 4.625% due 10/15/25	300,000	285,374
6.500% due 12/15/26	300,000	306,165
Verscend Escrow Corp 9.750% due 08/15/26 ~	650,000	653,702

		23,904,597

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-31

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Energy - 7.2%

Antero Resources Corp 5.375% due 11/01/21	$925,000	$677,988
5.625% due 06/01/23	475,000	193,562
Archrock Partners LP 6.250% due 04/01/28 ~	25,000	17,438
6.875% due 04/01/27 ~	475,000	340,607
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	525,000	155,422
10.000% due 04/01/22 ~	550,000	298,364
Buckeye Partners LP 4.125% due 03/01/25 ~	25,000	21,263
4.500% due 03/01/28 ~	525,000	434,437
Callon Petroleum Co 6.375% due 07/01/26	400,000	67,417
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	1,175,000	1,056,408
Cheniere Energy Partners LP 5.625% due 10/01/26	675,000	631,545
Crestwood Midstream Partners LP 5.625% due 05/01/27 ~	75,000	41,796
5.750% due 04/01/25	250,000	145,007
6.250% due 04/01/23	325,000	184,098
Denbury Resources Inc 5.500% due 05/01/22	9,000	675
6.375% due 12/31/24 ~	11,000	4,479
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	50,000	34,859
5.750% due 01/30/28 ~	775,000	531,301
Energy Transfer Operating LP 6.250% due 02/15/23	800,000	397,396
EnLink Midstream Partners LP 4.150% due 06/01/25	100,000	49,096
Global Partners LP 7.000% due 08/01/27	470,000	356,515
Gulfport Energy Corp 6.375% due 01/15/26	550,000	112,177
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	635,000	189,574
MPLX LP 6.875% due 02/15/23	650,000	396,818
Occidental Petroleum Corp 2.600% due 08/13/21	100,000	80,080
Parsley Energy LLC 5.250% due 08/15/25 ~	225,000	172,968
5.375% due 01/15/25 ~	225,000	175,489
5.625% due 10/15/27 ~	25,000	17,764
SM Energy Co 5.625% due 06/01/25	575,000	161,722
6.750% due 09/15/26	225,000	69,422
Targa Resources Partners LP 5.125% due 02/01/25	500,000	429,935
5.375% due 02/01/27	50,000	41,428
5.875% due 04/15/26	1,275,000	1,068,606
6.500% due 07/15/27	50,000	43,000
Transocean Inc 7.500% due 04/15/31	267,000	70,067
8.000% due 02/01/27 ~	200,000	95,750
USA Compression Partners LP 6.875% due 09/01/27	775,000	484,801
WPX Energy Inc 5.250% due 10/15/27	600,000	333,330

		9,582,604

Financial - 6.7%

Air Lease Corp 3.250% due 03/01/25	300,000	236,131
Ally Financial Inc 5.750% due 11/20/25	900,000	887,130

	Principal Amount	Value
CNO Financial Group Inc 5.250% due 05/30/29	$600,000	$585,881
GLP Capital LP REIT 5.750% due 06/01/28	875,000	779,334
Iron Mountain Inc REIT 4.875% due 09/15/29 ~	600,000	567,808
5.250% due 03/15/28 ~	100,000	99,335
SBA Communications Corp REIT 3.875% due 02/15/27 ~	700,000	707,000
Springleaf Finance Corp 5.375% due 11/15/29	225,000	207,241
5.625% due 03/15/23	375,000	370,312
6.125% due 03/15/24	625,000	621,925
6.875% due 03/15/25	25,000	25,365
7.125% due 03/15/26	1,350,000	1,328,906
The Howard Hughes Corp 5.375% due 03/15/25 ~	2,075,000	2,023,063
VICI Properties LP REIT 3.750% due 02/15/27 ~	175,000	165,922
4.250% due 12/01/26 ~	200,000	184,601
4.625% due 12/01/29 ~	200,000	183,110

		8,973,064

Industrial - 12.9%

Apex Tool Group LLC 9.000% due 02/15/23 ~	450,000	296,435
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	200,000	172,890
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	325,000	247,923
7.500% due 03/15/25 ~	525,000	367,500
Brand Industrial Services Inc 8.500% due 07/15/25 ~	650,000	515,235
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	575,000	537,625
Deere & Co 3.750% due 04/15/50	450,000	525,964
Flex Acquisition Co Inc 7.875% due 07/15/26 ~	810,000	751,706
Gates Global LLC 6.250% due 01/15/26 ~	675,000	601,091
General Dynamics Corp 3.625% due 04/01/30	250,000	279,158
GFL Environmental Inc (Canada) 5.125% due 12/15/26 ~	25,000	24,563
5.625% due 05/01/22 ~	300,000	305,156
7.000% due 06/01/26 ~	620,000	605,404
Granite US Holdings Corp 11.000% due 10/01/27 ~	800,000	693,166
Huntington Ingalls Industries Inc 4.200% due 05/01/30 ~	450,000	466,834
Husky III Holding Ltd (Canada) 13.000% PIK due 02/15/25 ~	175,000	129,847
Itron Inc 5.000% due 01/15/26 ~	1,425,000	1,365,923
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	475,000	440,548
7.250% due 04/15/25 ~	1,375,000	1,051,916
Maxim Crane World Holdings Capital LLC 10.125% due 08/01/24 ~	475,000	377,034
Mueller Water Products Inc 5.500% due 06/15/26 ~	801,000	781,810
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	1,265,000	1,272,509
Sensata Technologies BV 5.625% due 11/01/24 ~	1,175,000	1,155,900
Sensata Technologies Inc 4.375% due 02/15/30 ~	450,000	408,409

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-32

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Standard Industries Inc 4.750% due 01/15/28 ~	$1,300,000	$1,206,293
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	910,000	766,190
TransDigm Inc 5.500% due 11/15/27 ~	375,000	338,644
6.250% due 03/15/26 ~	700,000	700,435
TransDigm UK Holdings PLC 6.875% due 05/15/26	825,000	774,298

		17,160,406

Technology - 1.1%

Intel Corp 3.900% due 03/25/30	600,000	689,424
Open Text Corp (Canada) 3.875% due 02/15/28 ~	100,000	94,469
Open Text Holdings Inc (Canada) 4.125% due 02/15/30 ~	100,000	94,587
Tempo Acquisition LLC 6.750% due 06/01/25 ~	700,000	645,771

		1,524,251

Utilities - 2.0%

Calpine Corp 4.500% due 02/15/28 ~	200,000	194,600
5.125% due 03/15/28 ~	550,000	510,125
NRG Energy Inc 5.250% due 06/15/29 ~	300,000	310,665
7.250% due 05/15/26	390,000	410,690
Talen Energy Supply LLC 6.500% due 06/01/25	650,000	426,429
7.250% due 05/15/27 ~	100,000	90,925
Vistra Operations Co LLC 5.000% due 07/31/27 ~	375,000	382,706
5.500% due 09/01/26 ~	200,000	207,394
5.625% due 02/15/27 ~	100,000	103,680

		2,637,214

Total Corporate Bonds & Notes (Cost $120,984,550)		108,184,055

SENIOR LOAN NOTES - 7.5%

Basic Materials - 0.9%

Aleris International Inc 5.739% (USD LIBOR + 4.750%) due 02/27/23 § ¥	745,625	682,247
Messer Industries USA Inc Term B due 03/01/26 ¥	498,741	448,243

		1,130,490

Communications - 0.2%

Sprint Communications Inc Term B 4.000% (USD LIBOR + 3.000%) due 02/03/24 §	246,875	244,920

Consumer, Cyclical - 2.9%

18 Fremont Street Acquisition LLC 9.500% (USD LIBOR + 8.000%) due 08/09/25 § ±	250,000	211,250
Bass Pro Group LLC Term B 6.072% (USD LIBOR + 5.000%) due 09/25/24 § ¥ ±	1,286,575	1,093,588
PetSmart Inc Term B-2 due 03/11/22 ¥	600,000	578,250
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	987,277	829,313

	Principal Amount	Value
Spectacle Gary Holdings LLC 11.000% (USD LIBOR + 9.000%) due 12/23/25 § ±	$582,770	$498,269
SRS Distribution Inc Term B due 05/24/25 ¥	600,000	508,200
Tacala Investment Corp Term B (2nd Lien) 8.489% (USD LIBOR + 7.500%) due 02/05/28 § ±	250,000	201,250

		3,920,120

Consumer, Non-Cyclical - 0.2%

Endo International PLC Term B due 04/27/24 ¥	239,385	214,848
North American Lifting Holdings Inc (2nd Lien) 10.450% (USD LIBOR + 9.000%) due 11/27/21 § ±	350,000	113,750

		328,598

Energy - 0.4%

Prairie ECI Acquiror LP 6.200% (USD LIBOR + 4.750%) due 03/11/26 § ±	376,532	197,679
Traverse Midstream Partners LLC Term B 5.000% (USD LIBOR + 4.000%) due 09/27/24 §	497,475	289,365

		487,044

Industrial - 2.1%

Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	541,232	473,578
Dynasty Acquisition Co Inc 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	647,098	509,913
Filtration Group Corp Term B due 03/29/25 ¥	598,413	528,847
Reynolds Group Holdings Inc Term B due 02/05/23 ¥	1,049,371	1,000,838
Standard Aero Ltd 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	347,902	274,147

		2,787,323

Technology - 0.8%

Kronos Inc Term B due 11/01/23 ¥	598,473	554,336
The Dun & Bradstreet Corp Term B due 02/08/26 ¥	600,000	552,000

		1,106,336

Total Senior Loan Notes (Cost $10,805,361)		10,004,831

ASSET-BACKED SECURITIES - 1.3%

Benefit Street Partners CLO Ltd ‘D’ (Cayman) 7.769% (USD LIBOR + 5.950%) due 04/20/31 § ~	250,000	152,146
Benefit Street Partners CLO Ltd ‘E’ (Cayman) 8.536% (USD LIBOR + 6.700%) due 01/17/32 § ~	250,000	146,038
Dryden Senior Loan Fund ‘E’ (Cayman) 8.492% (USD LIBOR + 6.800%) due 05/15/32 § ~	425,000	283,275
Dryden Senior Loan Fund ‘F’ (Cayman) 9.031% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	121,151
Magnetite XXII Ltd ‘E’ (Cayman) 8.581% (USD LIBOR + 6.750%) due 04/15/31 § ~	500,000	332,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-33

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO Ltd ‘E’ (Cayman) 8.569% (USD LIBOR + 6.750%) due 01/20/31 § ~	$300,000	$195,130
8.569% (USD LIBOR + 6.750%) due 04/20/31 § ~	500,000	326,899
Voya CLO 2019-4 Ltd ‘E’ (Cayman) 9.223% (USD LIBOR + 7.480%) due 01/15/33 § ~	300,000	207,934

Total Asset-Backed Securities (Cost $2,737,985)		1,765,392

	Shares
SHORT-TERM INVESTMENT - 9.1%

Money Market Fund - 9.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	12,162,527	12,162,527

Total Short-Term Investment (Cost $12,162,527)		12,162,527

TOTAL INVESTMENTS - 102.2% (Cost $151,397,242)		136,414,803

OTHER ASSETS & LIABILITIES, NET - (2.2%)		(2,991,009)

NET ASSETS - 100.0%		$133,423,794

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	18.2%
Consumer, Cyclical	17.2%
Communications	16.9%
Industrial	15.3%
Short-Term Investment	9.1%
Energy	7.7%
Financial	7.0%
Basic Materials	3.6%
Others (each less than 3.0%)	7.2%

	102.2%
Other Assets & Liabilities, Net	(2.2%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Spectacle Gary Holdings LLC ±	$41,008	$36,106	($4,902)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,629,619	$1,629,619	$—	$—
	Exchange-Traded Funds	2,668,379	2,668,379	—	—
	Corporate Bonds & Notes	108,184,055	—	108,184,055	—
	Senior Loan Notes	10,004,831	—	7,215,467	2,789,364
	Asset-Backed Securities	1,765,392	—	1,765,392	—
	Short-Term Investment	12,162,527	12,162,527	—	—
	Unfunded Loan Commitment	36,106	—	—	36,106

	Total	$136,450,909	$16,460,525	$117,164,914	$2,825,470

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the fund’s assets and liabilities for the year ended March 31, 2020:

Senior Loan Notes and Unfunded Loan Commitment
Value, Beginning of Year	$—
Purchases	1,607,705
Sales (Includes Paydowns)	(77,560)
Accrued Discounts (Premiums)	277
Net Realized Gains (Losses)	(47,271)
Change in Net Unrealized Appreciation (Depreciation)	(338,598)
Transfers In	1,680,917
Transfers Out	—

Value, End of Year	$2,825,470

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($338,598)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-34

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2020

The table below shows transfers within Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$1,680,917	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-35

PACIFIC FUNDS

PACIFIC FUNDSSM DIVERSIFIED INCOME

Schedule of Investments

March 31, 2020

	Shares	Value
PREFERRED STOCKS - 0.1%

Communications - 0.0%

Telefonica Brasil SA (Brazil)	600	$5,711

Consumer, Cyclical - 0.0%

Volkswagen AG (Germany)	60	6,912

Consumer, Non-Cyclical - 0.0%

Henkel AG & Co KGaA (Germany)	87	6,959

Energy - 0.0%

Petroleo Brasileiro SA (Brazil)	2,200	5,906

Financial - 0.1%

Itau Unibanco Holding SA (Brazil)	1,600	7,150

Total Preferred Stocks (Cost $45,315)		32,638

COMMON STOCKS - 63.4%

Basic Materials - 2.3%

Air Liquide SA (France)	190	24,253
Air Products & Chemicals Inc	224	44,713
Akzo Nobel NV (Netherlands)	65	4,275
Anglo American PLC (South Africa)	457	8,008
Asahi Kasei Corp (Japan)	600	4,204
BASF SE (Germany)	633	29,588
BHP Group Ltd (Australia)	1,124	20,391
BHP Group PLC (Australia)	1,043	16,187
Boliden AB (Sweden)	313	5,615
Cabot Corp	69	1,802
Celanese Corp	109	8,000
CF Industries Holdings Inc	168	4,570
Constellium SE *	1,134	5,908
Dow Inc	622	18,187
DuPont de Nemours Inc	526	17,937
Eastman Chemical Co	225	10,480
Ecolab Inc	91	14,181
EMS-Chemie Holding AG (Switzerland)	9	5,613
Givaudan SA (Switzerland)	4	12,308
Glencore PLC (Switzerland)	5,824	8,815
Grupo Mexico SAB de CV ‘B’ (Mexico)	2,757	5,112
Huntsman Corp	150	2,164
International Flavors & Fragrances Inc	124	12,658
International Paper Co	1,742	54,228
Kuraray Co Ltd (Japan)	500	5,031
Linde PLC (United Kingdom)	176	30,448
LyondellBasell Industries NV ‘A’	284	14,095
Mitsubishi Chemical Holdings Corp (Japan)	600	3,563
MMC Norilsk Nickel PJSC ADR (Russia)	512	12,682
Nissan Chemical Corp (Japan)	100	3,622
Nitto Denko Corp (Japan)	200	8,884
Novozymes AS ‘B’ (Denmark)	79	3,544
Nucor Corp	264	9,509
Petronas Chemicals Group Bhd (Malaysia)	5,700	6,648
PPG Industries Inc	71	5,936
Reliance Steel & Aluminum Co	53	4,642
Rio Tinto Ltd (Australia)	197	10,149
Rio Tinto PLC (Australia)	620	28,422
Shin-Etsu Chemical Co Ltd (Japan)	310	30,469
Solvay SA (Belgium)	40	2,883
South32 Ltd (Australia)	1,780	1,965
Southern Copper Corp (Peru)	109	3,069
Steel Dynamics Inc	202	4,553

	Shares	Value
Symrise AG (Germany)	48	$4,440
The Sherwin-Williams Co	26	11,948
UPM-Kymmene OYJ (Finland)	290	7,907
Valvoline Inc	224	2,932

		556,538

Communications - 5.6%

Alibaba Group Holding Ltd ADR (China) *	290	56,399
Alphabet Inc ‘C’ *	73	84,885
Amazon.com Inc *	59	115,033
AT&T Inc	2,351	68,532
Baidu Inc ADR (China) *	221	22,275
Booking Holdings Inc *	15	20,180
BT Group PLC (United Kingdom)	1,865	2,713
CenturyLink Inc	918	8,684
China Mobile Ltd (China)	6,500	48,713
China Telecom Corp Ltd ‘H’ (China)	12,000	3,636
Cisco Systems Inc	3,254	127,915
Comcast Corp ‘A’	3,357	115,414
Corning Inc	1,191	24,463
Deutsche Telekom AG (Germany)	538	6,949
Facebook Inc ‘A’ *	568	94,742
FactSet Research Systems Inc	11	2,867
ITV PLC (United Kingdom)	3,524	2,892
John Wiley & Sons Inc ‘A’	66	2,474
Juniper Networks Inc	425	8,134
KDDI Corp (Japan)	1,700	50,216
M3 Inc (Japan)	400	11,799
Naspers Ltd ‘N’ (South Africa)	238	33,823
Nexstar Media Group Inc ‘A’	32	1,847
Nice Ltd (Israel) *	21	3,037
Nippon Telegraph & Telephone Corp (Japan)	200	4,783
NortonLifeLock Inc	350	6,548
NTT DOCOMO Inc (Japan)	1,300	40,655
Omnicom Group Inc	225	12,352
Orange SA (France)	431	5,218
P.T. Telekomunikasi Indonesia Persero Tbk (Indonesia)	32,600	6,331
Prosus NV (China) *	242	16,855
Singapore Telecommunications Ltd (Singapore)	6,900	12,301
Softbank Corp (Japan)	400	5,095
Swisscom AG (Switzerland)	8	4,284
Telefonica SA (Spain)	1,054	4,797
Telia Co AB (Sweden)	928	3,322
Telstra Corp Ltd (Australia)	1,483	2,784
Tencent Holdings Ltd (China)	1,300	64,256
The Interpublic Group of Cos Inc	2,545	41,204
The Walt Disney Co	446	43,084
Trend Micro Inc (Japan)	200	9,876
VeriSign Inc *	24	4,322
Verizon Communications Inc	1,577	84,732
ViacomCBS Inc ‘B’	146	2,045
Vipshop Holdings Ltd ADR (China) *	185	2,882
Vodacom Group Ltd (South Africa)	488	3,193
Vodafone Group PLC (United Kingdom)	7,168	9,917
WPP PLC (United Kingdom)	1,376	9,355
Z Holdings Corp (Japan)	3,800	12,115

		1,329,928

Consumer, Cyclical - 6.5%

adidas AG (Germany)	72	15,986
Alaska Air Group Inc	98	2,790
American Airlines Group Inc	272	3,316
ANTA Sports Products Ltd (China)	1,000	7,257
AutoZone Inc *	9	7,614
Bandai Namco Holdings Inc (Japan)	100	4,850
Barratt Developments PLC (United Kingdom)	436	2,357
Bayerische Motoren Werke AG (Germany)	97	4,952
Beazer Homes USA Inc *	1,193	7,683
Best Buy Co Inc	190	10,830
BorgWarner Inc	170	4,143
Bridgestone Corp (Japan)	300	9,183

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-36

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Carnival Corp	503	$6,625
Carter’s Inc	40	2,629
Cedar Fair LP	253	4,640
Cie Financiere Richemont SA (Switzerland)	499	26,673
Cie Generale des Etablissements Michelin SCA (France)	148	12,963
Cinemark Holdings Inc	86	876
Clicks Group Ltd (South Africa)	250	3,603
Compass Group PLC (United Kingdom)	683	10,641
Continental AG (Germany)	32	2,282
Copart Inc *	62	4,248
Costco Wholesale Corp	164	46,761
Cummins Inc	183	24,764
Daimler AG (Germany)	304	9,079
Daiwa House Industry Co Ltd (Japan)	400	9,883
Darden Restaurants Inc	75	4,084
Delta Air Lines Inc	1,920	54,778
Denso Corp (Japan)	200	6,391
Dick’s Sporting Goods Inc	141	2,998
Dollar General Corp	77	11,628
Dollar Tree Inc *	68	4,996
DR Horton Inc	99	3,366
Dunkin’ Brands Group Inc	49	2,602
Extended Stay America Inc	167	1,221
Fastenal Co	632	19,750
Ferrari NV (Italy)	43	6,623
Flutter Entertainment PLC (Ireland)	59	5,307
Foot Locker Inc	147	3,241
Ford Motor Co	3,866	18,673
Galaxy Entertainment Group Ltd (Macao)	1,000	5,267
Geely Automobile Holdings Ltd (China)	8,000	11,610
General Motors Co	935	19,429
Genuine Parts Co	170	11,446
Guangzhou Automobile Group Co Ltd ‘H’ (China)	4,000	3,979
Hanesbrands Inc	437	3,439
Harley-Davidson Inc	2,726	51,603
Hasbro Inc	120	8,586
Hennes & Mauritz AB ‘B’ (Sweden)	967	12,374
Hermes International (France)	13	8,845
Honda Motor Co Ltd (Japan)	700	15,664
Hoshizaki Corp (Japan)	40	2,992
Industria de Diseno Textil SA (Spain)	830	21,508
ITOCHU Corp (Japan)	700	14,486
Kingfisher PLC (United Kingdom)	1,842	3,235
Kohl’s Corp	122	1,780
L Brands Inc	142	1,642
Las Vegas Sands Corp	288	12,231
Lear Corp	168	13,650
Leggett & Platt Inc	107	2,855
Lennar Corp ‘A’	198	7,564
Lojas Renner SA (Brazil)	800	5,175
Lululemon Athletica Inc *	33	6,255
LVMH Moet Hennessy Louis Vuitton SE (France)	106	38,876
Macy’s Inc	336	1,650
Marubeni Corp (Japan)	900	4,467
McDonald’s Corp	708	117,068
MGM Resorts International	371	4,378
Mitsubishi Corp (Japan)	600	12,691
Mitsui & Co Ltd (Japan)	800	11,107
Mr Price Group Ltd (South Africa)	335	2,126
MSC Industrial Direct Co Inc ‘A’	84	4,617
Newell Brands Inc	1,120	14,874
Next PLC (United Kingdom)	55	2,759
NIKE Inc ‘B’	413	34,172
Nitori Holdings Co Ltd (Japan)	100	13,514
Nordstrom Inc	107	1,641
NVR Inc *	1	2,569
O’Reilly Automotive Inc *	23	6,924
Oriental Land Co Ltd (Japan)	200	25,531
Panasonic Corp (Japan)	1,000	7,570

	Shares	Value
Pandora AS (Denmark)	84	$2,699
Persimmon PLC (United Kingdom)	290	6,855
Peugeot SA (France)	244	3,177
Polaris Inc	73	3,515
Raia Drogasil SA (Brazil)	300	5,849
Ralph Lauren Corp	58	3,876
Ross Stores Inc	109	9,480
Royal Caribbean Cruises Ltd	181	5,823
Sands China Ltd (Macao)	1,200	4,366
Sekisui Chemical Co Ltd (Japan)	500	6,587
Sekisui House Ltd (Japan)	300	4,948
Shenzhou International Group Holdings Ltd (China)	700	7,343
Shimano Inc (Japan)	50	7,131
Six Flags Entertainment Corp	594	7,449
Sodexo SA (France)	35	2,350
Starbucks Corp	395	25,967
Subaru Corp (Japan)	300	5,735
Sumitomo Corp (Japan)	600	6,843
Sumitomo Electric Industries Ltd (Japan)	400	4,179
Tapestry Inc	320	4,144
Target Corp	452	42,022
Taylor Wimpey PLC (United Kingdom)	2,620	3,770
The Gap Inc	280	1,971
The Goodyear Tire & Rubber Co	495	2,881
The Home Depot Inc	755	140,966
The Swatch Group AG (Switzerland)	27	5,303
The TJX Cos Inc	454	21,706
Thor Industries Inc	60	2,531
Tiffany & Co	26	3,367
Toyota Motor Corp (Japan)	500	30,132
Tractor Supply Co	35	2,959
Tsuruha Holdings Inc (Japan)	40	5,274
Ulta Beauty Inc *	16	2,811
USS Co Ltd (Japan)	400	5,485
Vail Resorts Inc	45	6,647
VF Corp	381	20,604
Volvo AB ‘B’ (Sweden)	941	11,185
Wal-Mart de Mexico SAB de CV (Mexico)	9,324	21,967
Walgreens Boots Alliance Inc	965	44,149
Walmart Inc	541	61,468
Watsco Inc	41	6,479
Welcia Holdings Co Ltd (Japan)	50	3,511
Whirlpool Corp	49	4,204
Williams-Sonoma Inc	81	3,444
WW Grainger Inc	15	3,727
Wyndham Destinations Inc	445	9,656
Wyndham Hotels & Resorts Inc	61	1,922
Wynn Resorts Ltd	78	4,695
Yum China Holdings Inc (China)	270	11,510

		1,559,097

Consumer, Non-Cyclical - 17.0%

a2 Milk Co Ltd (New Zealand) *	370	3,780
AbbVie Inc	894	68,114
Adecco Group AG (Switzerland)	94	3,704
Adyen NV (Netherlands) * ~	3	2,550
Alexion Pharmaceuticals Inc *	68	6,106
Alfresa Holdings Corp (Japan)	200	3,722
Align Technology Inc *	31	5,392
Altria Group Inc	2,421	93,620
Ambev SA (Brazil)	9,300	21,263
Amgen Inc	567	114,948
Anheuser-Busch InBev SA NV (Belgium)	625	27,606
Archer-Daniels-Midland Co	688	24,204
Asahi Intecc Co Ltd (Japan)	200	4,946
Associated British Foods PLC (United Kingdom)	172	3,853
Astellas Pharma Inc (Japan)	1,500	23,111
AstraZeneca PLC (United Kingdom)	257	22,898
Automatic Data Processing Inc	472	64,513
Bayer AG (Germany)	568	32,546

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-37

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Becton Dickinson and Co	116	$26,653
Beiersdorf AG (Germany)	49	4,934
Bid Corp Ltd (South Africa)	312	3,678
Biogen Inc *	81	25,627
Bristol-Myers Squibb Co	1,470	81,938
British American Tobacco PLC (United Kingdom)	1,941	66,121
Brown-Forman Corp ‘B’	94	5,218
Bunge Ltd	1,745	71,597
Campbell Soup Co	118	5,447
Cardinal Health Inc	254	12,177
Carlsberg AS ‘B’ (Denmark)	30	3,377
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	1	8,393
Chugai Pharmaceutical Co Ltd (Japan)	200	23,139
Church & Dwight Co Inc	89	5,712
Cigna Corp	147	26,045
Cintas Corp	26	4,504
Coca-Cola European Partners PLC (United Kingdom)	66	2,477
Colgate-Palmolive Co	853	56,605
Coloplast AS ‘B’ (Denmark)	42	6,091
Conagra Brands Inc	347	10,181
Coty Inc ‘A’	333	1,718
CSL Ltd (Australia)	162	29,366
CSPC Pharmaceutical Group Ltd (China)	6,000	11,803
CVS Health Corp	1,409	83,596
Danaher Corp	237	32,803
Danone SA (France)	222	14,208
Diageo PLC (United Kingdom)	1,335	42,332
Edwards Lifesciences Corp *	76	14,335
Eli Lilly & Co	337	46,749
Equifax Inc	35	4,181
EssilorLuxottica SA (France)	102	10,799
Fisher & Paykel Healthcare Corp Ltd (New Zealand)	184	3,345
FleetCor Technologies Inc *	20	3,731
Flowers Foods Inc	193	3,960
Fresenius Medical Care AG & Co KGaA (Germany)	75	4,896
General Mills Inc	666	35,145
Genmab AS (Denmark) *	20	4,017
Gilead Sciences Inc	736	55,023
GlaxoSmithKline PLC (United Kingdom)	3,091	58,000
Global Payments Inc	38	5,481
H&R Block Inc	128	1,802
HCA Healthcare Inc	154	13,837
Hengan International Group Co Ltd (China)	1,000	7,469
Henkel AG & Co KGaA (Germany)	51	3,746
Henry Schein Inc *	56	2,829
Hormel Foods Corp	127	5,923
Humana Inc	49	15,387
IDEXX Laboratories Inc *	31	7,509
Illumina Inc *	57	15,568
Imperial Brands PLC (United Kingdom)	427	7,880
Ingredion Inc	115	8,682
Intuitive Surgical Inc *	44	21,789
Japan Tobacco Inc (Japan)	1,700	31,444
Johnson & Johnson	1,360	178,337
Kao Corp (Japan)	500	40,734
Kellogg Co	241	14,458
Keurig Dr Pepper Inc	109	2,645
Kikkoman Corp (Japan)	200	8,480
Kimberly-Clark Corp	361	46,161
Kimberly-Clark de Mexico SAB de CV ‘A’ (Mexico)	2,275	3,458
Kirin Holdings Co Ltd (Japan)	300	5,925
Kobayashi Pharmaceutical Co Ltd (Japan)	50	4,626
Koninklijke Ahold Delhaize NV (Netherlands)	1,192	27,770
Kose Corp (Japan)	30	3,712
Kyowa Kirin Co Ltd (Japan)	200	4,470
L’Oreal SA (France)	130	33,645
Laboratory Corp of America Holdings *	35	4,424
Lamb Weston Holdings Inc	55	3,140
Lion Corp (Japan)	300	6,398
ManpowerGroup Inc	47	2,491

	Shares	Value
MarketAxess Holdings Inc	11	$3,658
Masimo Corp *	16	2,834
McCormick & Co Inc	42	5,931
McKesson Corp	70	9,468
Medtronic PLC	1,342	121,022
Merck & Co Inc	1,095	84,249
Moderna Inc *	110	3,295
Molson Coors Beverage Co ‘B’	114	4,447
Monster Beverage Corp *	148	8,326
Moody’s Corp	54	11,421
Mowi ASA (Norway)	170	2,570
Nestle SA (Switzerland)	607	62,137
New Oriental Education & Technology Group Inc ADR (China) *	74	8,010
Nisshin Seifun Group Inc (Japan)	300	5,005
Nissin Foods Holdings Co Ltd (Japan)	100	8,299
Novartis AG (Switzerland)	1,067	88,026
Novo Nordisk AS ‘B’ (Denmark)	946	56,491
Ono Pharmaceutical Co Ltd (Japan)	300	6,894
P.T. Unilever Indonesia Tbk (Indonesia)	7,000	3,095
PayPal Holdings Inc *	341	32,647
PepsiCo Inc	1,165	139,917
Pernod Ricard SA (France)	115	16,323
Pfizer Inc	4,701	153,441
Philip Morris International Inc	1,410	102,874
Pigeon Corp (Japan)	100	3,829
Quest Diagnostics Inc	51	4,095
Randstad NV (Netherlands)	80	2,823
Reckitt Benckiser Group PLC (United Kingdom)	549	41,820
Recruit Holdings Co Ltd (Japan)	940	24,281
Regeneron Pharmaceuticals Inc *	28	13,672
RELX PLC (United Kingdom)	825	17,607
ResMed Inc	51	7,512
Robert Half International Inc	128	4,832
Roche Holding AG (Switzerland)	346	111,323
S&P Global Inc	81	19,849
Sanofi (France)	789	68,308
Santen Pharmaceutical Co Ltd (Japan)	300	5,149
Secom Co Ltd (Japan)	200	16,542
Seven & i Holdings Co Ltd (Japan)	400	13,210
SGS SA (Switzerland)	7	16,145
Shionogi & Co Ltd (Japan)	200	9,852
Sino Biopharmaceutical Ltd (Hong Kong)	9,000	11,746
Smith & Nephew PLC (United Kingdom)	350	6,166
Sonic Healthcare Ltd (Australia)	160	2,405
Sonova Holding AG (Switzerland)	20	3,566
STERIS PLC	30	4,199
Straumann Holding AG (Switzerland)	6	4,387
Sysco Corp	555	25,325
Sysmex Corp (Japan)	100	7,237
Takeda Pharmaceutical Co Ltd (Japan)	530	16,138
TAL Education Group ADR (China) *	183	9,747
The Clorox Co	134	23,216
The Coca-Cola Co	3,160	139,830
The Cooper Cos Inc	18	4,962
The Estee Lauder Cos Inc ‘A’	85	13,544
The Hershey Co	55	7,288
The JM Smucker Co	120	13,320
The Kraft Heinz Co	872	21,573
The Procter & Gamble Co	1,651	181,610
Thermo Fisher Scientific Inc	130	36,868
Toyo Suisan Kaisha Ltd (Japan)	100	4,833
Tyson Foods Inc ‘A’	207	11,979
Unicharm Corp (Japan)	400	14,974
Unilever NV (United Kingdom)	1,174	57,704
Unilever PLC (United Kingdom)	583	29,401
UnitedHealth Group Inc	304	75,812
Universal Health Services Inc ‘B’	32	3,171
Universal Robina Corp (Philippines)	1,420	2,905
Varian Medical Systems Inc *	33	3,388

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-38

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Verisk Analytics Inc	45	$6,272
West Pharmaceutical Services Inc	27	4,111
WH Group Ltd (Hong Kong) ~	8,500	7,846
Wirecard AG (Germany)	39	4,394
Woolworths Group Ltd (Australia)	788	17,136
Woolworths Holdings Ltd (South Africa)	1,276	1,967
Zimmer Biomet Holdings Inc	83	8,390

		4,085,656

Diversified - 0.0%

CK Hutchison Holdings Ltd (United Kingdom)	1,000	6,665

Energy - 7.6%

Antero Midstream Corp	12,607	26,475
Apache Corp	267	1,116
Baker Hughes Co	422	4,431
BP Midstream Partners LP	2,203	20,510
BP PLC (United Kingdom)	5,197	21,313
Cabot Oil & Gas Corp	342	5,879
Chevron Corp	1,157	83,836
China Petroleum & Chemical Corp ‘H’ (China)	14,000	6,841
China Shenhua Energy Co Ltd ‘H’ (China)	4,000	7,558
CNOOC Ltd (China)	8,000	8,313
ConocoPhillips	994	30,615
Crestwood Equity Partners LP	867	3,667
DCP Midstream LP	3,770	15,344
Diamondback Energy Inc	347	9,091
Enbridge Inc (Canada)	3,140	91,343
Energy Transfer LP	18,625	85,675
Eni SPA (Italy)	816	8,109
EnLink Midstream LLC	14,200	15,620
Enterprise Products Partners LP	8,501	121,564
EOG Resources Inc	405	14,548
EQM Midstream Partners LP	4,735	55,873
Equinor ASA (Norway)	260	3,241
Exxon Mobil Corp	3,312	125,757
Gazprom PJSC ADR (Russia)	6,842	31,027
Genesis Energy LP	1,665	6,527
Halliburton Co	590	4,042
Hess Corp	156	5,195
Holly Energy Partners LP	1,429	20,049
HollyFrontier Corp	101	2,476
Inpex Corp (Japan)	500	2,805
JXTG Holdings Inc (Japan)	1,200	4,089
Kinder Morgan Inc	6,847	95,310
LUKOIL PJSC ADR (Russia)	448	26,401
Magellan Midstream Partners LP	3,510	128,080
Marathon Petroleum Corp	836	19,746
MPLX LP	8,654	100,559
Noble Energy Inc	309	1,866
Noble Midstream Partners LP	362	1,267
Novatek PJSC GDR (Russia)	87	9,865
Occidental Petroleum Corp	942	10,908
ONEOK Inc	3,290	71,755
PetroChina Co Ltd ‘H’ (China)	12,000	4,349
Phillips 66	452	24,250
Phillips 66 Partners LP	2,217	80,765
Pioneer Natural Resources Co	219	15,363
Plains All American Pipeline LP	11,684	61,692
Repsol SA (Spain)	596	5,317
Royal Dutch Shell PLC ‘A’ (Netherlands)	839	14,576
Royal Dutch Shell PLC ‘B’ (Netherlands)	711	11,926
Schlumberger Ltd	1,793	24,188
Shell Midstream Partners LP	4,578	45,688
Sunoco LP	1,700	26,588
Targa Resources Corp	2,700	18,657
TC Pipelines LP	998	27,425
The Williams Cos Inc	6,929	98,045
TOTAL SA (France)	607	22,871

	Shares	Value
Valero Energy Corp	408	$18,507
Viper Energy Partners LP	800	5,304
Woodside Petroleum Ltd (Australia)	310	3,440

		1,817,637

Financial - 10.4%

Aflac Inc	921	31,535
AGNC Investment Corp REIT	429	4,539
Alexandria Real Estate Equities Inc REIT	59	8,087
Allianz SE (Germany)	73	12,432
Ally Financial Inc	598	8,629
American Campus Communities Inc REIT	76	2,109
American International Group Inc	719	17,436
American Tower Corp REIT	46	10,017
Americold Realty Trust REIT	87	2,961
Ameriprise Financial Inc	136	13,937
Aon PLC	76	12,543
Apartment Investment & Management Co ‘A’ REIT	79	2,777
Aroundtown SA (Germany)	1,058	5,296
Arthur J Gallagher & Co	53	4,320
Associated Banc-Corp	206	2,635
ASX Ltd (Australia)	88	4,131
Australia & New Zealand Banking Group Ltd (Australia)	475	4,982
AvalonBay Communities Inc REIT	68	10,008
AXA SA (France)	489	8,280
Axis Capital Holdings Ltd	61	2,358
B3 SA - Brasil Bolsa Balcao (Brazil)	2,900	19,885
Banco Bilbao Vizcaya Argentaria SA (Spain)	1,301	4,029
Banco Santander SA (Spain)	3,209	7,634
Bank of America Corp	3,339	70,887
Bank Of China Ltd ‘H’ (China)	13,000	4,949
Bank of Hawaii Corp	42	2,320
Bank OZK	130	2,171
BankUnited Inc	98	1,833
Barclays PLC (United Kingdom)	2,989	3,397
BB Seguridade Participacoes SA (Brazil)	1,100	5,314
BlackRock Inc	139	61,156
BNP Paribas SA (France)	202	5,897
Boston Properties Inc REIT	49	4,519
Brown & Brown Inc	72	2,608
Camden Property Trust REIT	45	3,566
CapitaLand Commercial Trust REIT (Singapore)	3,200	3,434
CapitaLand Mall Trust REIT (Singapore)	3,200	4,012
Cboe Global Markets Inc	32	2,856
CBRE Group Inc ‘A’ *	83	3,130
China Construction Bank Corp ‘H’ (China)	18,000	14,631
China Evergrande Group (China)	3,000	4,917
China Jinmao Holdings Group Ltd (China)	6,000	3,825
China Overseas Land & Investment Ltd (China)	8,000	24,527
China Resources Land Ltd (China)	6,000	24,489
China Vanke Co Ltd ‘H’ (China)	1,100	3,583
Cincinnati Financial Corp	86	6,489
CIT Group Inc	101	1,743
CITIC Ltd (China)	9,000	9,328
Citigroup Inc	1,447	60,948
Citizens Financial Group Inc	516	9,706
CK Asset Holdings Ltd (Hong Kong)	3,500	18,990
CME Group Inc	138	23,862
Comerica Inc	827	24,264
Commonwealth Bank Of Australia (Australia)	308	11,621
CoreSite Realty Corp REIT	25	2,898
Country Garden Holdings Co Ltd (China)	12,000	14,346
Cousins Properties Inc REIT	100	2,927
Crown Castle International Corp REIT	185	26,714
CubeSmart REIT	101	2,706
Cullen/Frost Bankers Inc	72	4,017
CyrusOne Inc REIT	61	3,767
Daito Trust Construction Co Ltd (Japan)	130	12,072
DBS Group Holdings Ltd (Singapore)	800	10,439

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-39

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Dexus REIT (Australia)	521	$2,887
Digital Realty Trust Inc REIT	115	15,975
Discover Financial Services	317	11,307
Douglas Emmett Inc REIT	96	2,929
Duke Realty Corp REIT	162	5,246
East West Bancorp Inc	97	2,497
Eaton Vance Corp	192	6,192
EPR Properties REIT	46	1,114
Equinix Inc REIT	7	4,372
Equitable Holdings Inc	217	3,136
Equity Residential REIT	193	11,910
Erie Indemnity Co ‘A’	20	2,965
Essex Property Trust Inc REIT	22	4,845
Everest Re Group Ltd	28	5,388
Extra Space Storage Inc REIT	40	3,830
Federal Realty Investment Trust REIT	27	2,014
Fidelity National Financial Inc	191	4,752
Fifth Third Bancorp	1,035	15,370
First American Financial Corp	111	4,708
First Hawaiian Inc	124	2,050
First Horizon National Corp	376	3,031
First Republic Bank	47	3,867
Franklin Resources Inc	365	6,092
Gaming and Leisure Properties Inc REIT	107	2,965
Gecina SA REIT (France)	26	3,421
Healthcare Trust of America Inc ‘A’ REIT	115	2,792
Healthpeak Properties Inc REIT	259	6,177
Henderson Land Development Co Ltd (Hong Kong)	3,000	11,355
Highwoods Properties Inc REIT	78	2,763
Hong Kong Exchanges & Clearing Ltd (Hong Kong)	600	17,976
Hongkong Land Holdings Ltd (Hong Kong)	2,000	7,483
Host Hotels & Resorts Inc REIT	219	2,418
HSBC Holdings PLC (United Kingdom)	3,693	20,732
Hudson Pacific Properties Inc REIT	106	2,688
Huntington Bancshares Inc	892	7,323
Industrial & Commercial Bank of China Ltd ‘H’ (China)	13,000	8,868
ING Groep NV (Netherlands)	449	2,301
Intercontinental Exchange Inc	176	14,212
Intesa Sanpaolo SPA (Italy)	1,926	3,116
Invesco Ltd	804	7,300
Iron Mountain Inc REIT	170	4,046
Janus Henderson Group PLC (United Kingdom)	200	3,064
Japan Post Bank Co Ltd (Japan)	500	4,618
JBG SMITH Properties REIT	79	2,515
Jefferies Financial Group Inc	447	6,110
JPMorgan Chase & Co	929	83,638
KBC Group NV (Belgium)	53	2,405
KeyCorp	1,108	11,490
Kilroy Realty Corp REIT	51	3,249
Kimco Realty Corp REIT	213	2,060
Lamar Advertising Co ‘A’ REIT	45	2,308
Lazard Ltd ‘A’	104	2,450
Life Storage Inc REIT	27	2,553
Lincoln National Corp	837	22,030
Link REIT (Hong Kong)	2,500	21,071
Lloyds Banking Group PLC (United Kingdom)	13,795	5,393
Longfor Group Holdings Ltd (China) ~	3,000	14,439
M&T Bank Corp	104	10,757
Macquarie Group Ltd (Australia)	44	2,343
Marsh & McLennan Cos Inc	176	15,217
Mastercard Inc ‘A’	227	54,834
Medical Properties Trust Inc REIT	191	3,302
MetLife Inc	678	20,726
Mid-America Apartment Communities Inc REIT	56	5,770
Mitsubishi Estate Co Ltd (Japan)	400	5,908
Mitsubishi UFJ Financial Group Inc (Japan)	1,700	6,361
Mitsui Fudosan Co Ltd (Japan)	300	5,194
Mizuho Financial Group Inc (Japan)	3,400	3,901
Morgan Stanley	1,392	47,328

	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	27	$5,429
Nasdaq Inc	35	3,323
National Australia Bank Ltd (Australia)	423	4,339
National Retail Properties Inc REIT	92	2,961
New World Development Co Ltd (Hong Kong)	7,000	7,464
New York Community Bancorp Inc	353	3,315
Nordea Bank Abp (Finland)	902	5,074
Northern Trust Corp	227	17,129
Old Republic International Corp	191	2,913
Omega Healthcare Investors Inc REIT	131	3,477
Oversea-Chinese Banking Corp Ltd (Singapore)	1,300	7,877
P.T. Bank Central Asia Tbk (Indonesia)	10,400	17,523
P.T. Bank Rakyat Indonesia Persero Tbk (Indonesia)	65,800	12,068
PacWest Bancorp	231	4,140
Partners Group Holding AG (Switzerland)	15	10,270
People’s United Financial Inc	282	3,116
PICC Property & Casualty Co Ltd ‘H’ (China)	6,000	5,745
Ping An Insurance Group Co of China Ltd ‘H’ (China)	5,000	48,831
Popular Inc (Puerto Rico)	90	3,150
Principal Financial Group Inc	697	21,844
Prologis Inc REIT	437	35,122
Prosperity Bancshares Inc	68	3,281
Prudential Financial Inc	1,231	64,184
Public Bank Bhd (Malaysia)	3,000	11,036
Public Storage REIT	122	24,230
Realty Income Corp REIT	160	7,978
Regency Centers Corp REIT	80	3,074
Regions Financial Corp	1,123	10,073
Reinsurance Group of America Inc	39	3,281
RMB Holdings Ltd (South Africa)	890	2,434
Sampo Oyj ‘A’ (Finland)	393	11,338
Sanlam Ltd (South Africa)	1,695	4,827
Santander Consumer USA Holdings Inc	139	1,933
Shimao Property Holdings Ltd (China)	2,500	8,664
Simon Property Group Inc REIT	151	8,284
Sino Land Co Ltd (Hong Kong)	6,000	7,551
Skandinaviska Enskilda Banken AB ‘A’ (Sweden) *	411	2,752
SL Green Realty Corp REIT	45	1,940
Spirit Realty Capital Inc REIT	63	1,647
Standard Bank Group Ltd (South Africa)	1,513	8,659
Starwood Property Trust Inc REIT	171	1,753
State Street Corp	466	24,824
STORE Capital Corp REIT	102	1,848
Sumitomo Mitsui Financial Group Inc (Japan)	200	4,859
Sun Hung Kai Properties Ltd (Hong Kong)	2,000	26,148
Sunac China Holdings Ltd (China)	2,000	9,122
Svenska Handelsbanken AB ‘A’ (Sweden) *	380	3,134
Swedbank AB ‘A’ (Sweden)	236	2,603
Swire Properties Ltd (Hong Kong)	3,000	8,381
Swiss Life Holding AG (Switzerland)	10	3,356
Swiss Prime Site AG (Switzerland)	45	4,380
Swiss Re AG (Switzerland)	105	8,085
Synchrony Financial	1,169	18,809
Synovus Financial Corp	148	2,599
T Rowe Price Group Inc	260	25,389
TCF Financial Corp	175	3,966
The Bank of New York Mellon Corp	2,132	71,806
The Goldman Sachs Group Inc	392	60,599
The Hartford Financial Services Group Inc	286	10,079
The PNC Financial Services Group Inc	427	40,872
The Travelers Cos Inc	387	38,448
The Western Union Co	456	8,267
Tokio Marine Holdings Inc (Japan)	100	4,575
Truist Financial Corp	1,545	47,648
UBS Group AG (Switzerland)	755	6,920
UDR Inc REIT	142	5,189
Unibail-Rodamco-Westfield REIT (France)	38	2,178
United Overseas Bank Ltd (Singapore)	500	6,860
Unum Group	1,145	17,186

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-40

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
US Bancorp	1,385	$47,713
Ventas Inc REIT	104	2,787
VEREIT Inc REIT	536	2,621
VICI Properties Inc REIT	254	4,227
Visa Inc ‘A’	427	68,798
Vonovia SE (Germany)	203	10,098
Vornado Realty Trust REIT	67	2,426
Wells Fargo & Co	2,838	81,451
Welltower Inc REIT	385	17,625
Western Alliance Bancorp	85	2,602
Westpac Banking Corp (Australia)	602	6,183
Weyerhaeuser Co REIT	438	7,424
Wharf Real Estate Investment Co Ltd (Hong Kong)	1,000	4,079
WP Carey Inc REIT	79	4,588
Zions Bancorp NA	323	8,643
Zurich Insurance Group AG (Switzerland)	52	18,268

		2,502,557

Industrial - 6.8%

3M Co	699	95,420
AAC Technologies Holdings Inc (China)	1,000	5,100
ABB Ltd (Switzerland)	1,973	34,293
Airports of Thailand PCL NVDR (Thailand)	12,300	18,932
AMETEK Inc	68	4,897
Amphenol Corp ‘A’	105	7,652
Anhui Conch Cement Co Ltd ‘H’ (China)	2,000	13,739
Atlas Copco AB ‘A’ (Sweden)	270	8,979
Atlas Copco AB ‘B’ (Sweden)	145	4,218
Bouygues SA (France)	95	2,757
Caterpillar Inc	480	55,699
CH Robinson Worldwide Inc	153	10,129
China Conch Venture Holdings Ltd (China)	1,500	6,652
Cie de Saint-Gobain (France)	245	5,879
ComfortDelGro Corp Ltd (Singapore)	3,300	3,514
Crane Co	46	2,262
CRH PLC (Ireland)	160	4,327
Crown Holdings Inc *	207	12,014
Deutsche Post AG (Germany)	372	9,973
Disco Corp (Japan)	20	3,891
DSV PANALPINA AS (Denmark)	77	7,002
Eaton Corp PLC	335	26,026
Emerson Electric Co	705	33,593
Evoqua Water Technologies Corp *	1,343	15,055
Expeditors International of Washington Inc	50	3,336
FANUC Corp (Japan)	140	18,708
Fortive Corp	87	4,802
Garmin Ltd	102	7,646
Geberit AG (Switzerland)	17	7,449
General Dynamics Corp	282	37,311
Grupo Aeroportuario del Pacifico SAB de CV ‘B’ (Mexico)	1,933	10,451
Hexagon AB ‘B’ (Sweden)	106	4,482
Hirose Electric Co Ltd (Japan)	40	4,124
Hitachi Ltd (Japan)	420	12,065
Honeywell International Inc	697	93,252
Hoya Corp (Japan)	310	26,360
Hubbell Inc	90	10,327
IDEX Corp	22	3,038
Illinois Tool Works Inc	394	55,995
Jacobs Engineering Group Inc	37	2,933
Johnson Controls International PLC	645	17,389
JSR Corp (Japan)	300	5,483
Keyence Corp (Japan)	140	45,012
Kingspan Group PLC (Ireland)	59	3,182
Komatsu Ltd (Japan)	400	6,473
Kone OYJ ‘B’ (Finland)	125	7,000
Kuehne + Nagel International AG (Switzerland)	60	8,173
Kyocera Corp (Japan)	100	5,901
L3Harris Technologies Inc	66	11,888
LafargeHolcim Ltd (Switzerland)	308	11,240

	Shares	Value
Legrand SA (France)	114	$7,271
Lincoln Electric Holdings Inc	66	4,554
Lockheed Martin Corp	249	84,399
Makita Corp (Japan)	200	6,101
Mettler-Toledo International Inc *	10	6,905
MISUMI Group Inc (Japan)	300	6,489
Mitsubishi Electric Corp (Japan)	900	10,995
Mitsubishi Heavy Industries Ltd (Japan)	100	2,520
MTR Corp Ltd (Hong Kong)	1,000	5,144
MTU Aero Engines AG (Germany)	20	2,892
Murata Manufacturing Co Ltd (Japan)	200	9,943
Nabtesco Corp (Japan)	200	4,575
National Instruments Corp	120	3,970
Norfolk Southern Corp	267	38,982
nVent Electric PLC	160	2,699
Old Dominion Freight Line Inc	24	3,150
Omron Corp (Japan)	100	5,170
Packaging Corp of America	65	5,644
Raytheon Co	94	12,328
Rockwell Automation Inc	136	20,524
Roper Technologies Inc	34	10,602
Ryder System Inc	137	3,622
Schindler Holding AG (Switzerland)	15	3,282
Schneider Electric SE (France)	204	17,243
Siemens AG (Germany)	208	17,417
Sika AG (Switzerland)	51	8,375
Skanska AB ‘B’ (Sweden) *	399	6,005
SKF AB ‘B’ (Sweden)	254	3,461
SMC Corp (Japan)	40	16,770
Smiths Group PLC (United Kingdom)	282	4,252
Snap-on Inc	77	8,379
Sonoco Products Co	90	4,172
Stanley Black & Decker Inc	44	4,400
Sunny Optical Technology Group Co Ltd (China)	300	3,968
TDK Corp (Japan)	50	3,844
Techtronic Industries Co Ltd (Hong Kong)	500	3,175
Teledyne Technologies Inc *	9	2,675
The Boeing Co	482	71,885
Trane Technologies PLC	60	4,955
Trinity Industries Inc	139	2,234
Union Pacific Corp	711	100,279
United Parcel Service Inc ‘B’	942	88,002
United Technologies Corp *	786	74,143
Venture Corp Ltd (Singapore)	500	4,763
Vinci SA (France)	418	34,155
Wartsila OYJ Abp (Finland)	344	2,512
Waters Corp *	26	4,733
WEG SA (Brazil)	1,900	12,235
Westinghouse Air Brake Technologies Corp	47	2,262
Westrock Co	640	18,086
Xylem Inc	280	18,236
ZTO Express Cayman Inc ADR (China)	471	12,472

		1,632,872

Technology - 5.9%

Accenture PLC ‘A’	238	38,856
Activision Blizzard Inc	202	12,015
Adobe Inc *	146	46,463
Akamai Technologies Inc *	47	4,300
Analog Devices Inc	318	28,509
ANSYS Inc *	24	5,579
Apple Inc	580	147,488
ASM Pacific Technology Ltd (Hong Kong)	200	1,854
ASML Holding NV (Netherlands)	171	45,078
Atos SE (France)	69	4,597
Broadcom Inc	336	79,666
Broadridge Financial Solutions Inc	34	3,224
Cadence Design Systems Inc *	63	4,161
Canon Inc (Japan)	400	8,692
Cerner Corp	106	6,677

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-41

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Check Point Software Technologies Ltd (Israel) *	42	$4,223
Citrix Systems Inc	46	6,511
Cognizant Technology Solutions Corp ‘A’	168	7,807
Dassault Systemes SE (France)	43	6,278
DXC Technology Co	220	2,871
EPAM Systems Inc *	13	2,414
Fiserv Inc *	140	13,299
Fortinet Inc *	32	3,237
FUJIFILM Holdings Corp (Japan)	200	9,856
Fujitsu Ltd (Japan)	100	9,007
Hamamatsu Photonics KK (Japan)	100	4,063
Hewlett Packard Enterprise Co	2,077	20,168
HP Inc	1,272	22,082
Infineon Technologies AG (Germany)	488	7,045
Infosys Ltd ADR (India)	2,503	20,550
Ingenico Group SA (France)	24	2,509
Intel Corp	2,610	141,253
International Business Machines Corp	886	98,284
Intuit Inc	76	17,480
Jack Henry & Associates Inc	22	3,415
KLA Corp	101	14,518
Maxim Integrated Products Inc	365	17,743
Microsoft Corp	972	153,294
NEC Corp (Japan)	100	3,641
NetApp Inc	255	10,631
NetEase Inc ADR (China)	30	9,629
Nexon Co Ltd (Japan)	500	8,170
Nomura Research Institute Ltd (Japan)	400	8,449
NVIDIA Corp	169	44,548
Obic Co Ltd (Japan)	50	6,514
Oracle Corp	557	26,920
Otsuka Corp (Japan)	100	4,263
Paychex Inc	323	20,323
Paycom Software Inc *	12	2,424
QUALCOMM Inc	777	52,564
SAP SE (Germany)	536	59,843
Skyworks Solutions Inc	50	4,469
Synopsys Inc *	42	5,409
Texas Instruments Inc	899	89,837
The Sage Group PLC (United Kingdom)	361	2,625
Tokyo Electron Ltd (Japan)	60	11,182
Tyler Technologies Inc *	11	3,262
Veeva Systems Inc ‘A’ *	44	6,880
Western Digital Corp	220	9,156
Xerox Holdings Corp	146	2,765
Xilinx Inc	71	5,534

		1,424,104

Utilities - 1.3%

AES Corp	218	2,965
Alliant Energy Corp	65	3,139
Ameren Corp	59	4,297
American Electric Power Co Inc	90	7,198
CenterPoint Energy Inc	211	3,260
CLP Holdings Ltd (Hong Kong)	500	4,580
CMS Energy Corp	73	4,289
Consolidated Edison Inc	62	4,836
Dominion Energy Inc	309	22,307
DTE Energy Co	31	2,944
Duke Energy Corp	166	13,426
E.ON SE (Germany)	420	4,308
Edison International	80	4,383
EDP - Energias de Portugal SA (Portugal)	1,854	7,459
Enagas SA (Spain)	175	3,452
Enel SPA (Italy)	1,967	13,568
Engie SA (France)	574	5,878
Entergy Corp	55	5,168
Evergy Inc	77	4,239
Eversource Energy	62	4,849
Exelon Corp	184	6,773

	Shares	Value
FirstEnergy Corp	81	$3,246
Guangdong Investment Ltd (China)	12,000	23,029
Hawaiian Electric Industries Inc	62	2,669
Hong Kong & China Gas Co Ltd (Hong Kong)	5,000	8,187
Iberdrola SA (Spain)	3,159	30,898
National Grid PLC (United Kingdom)	1,115	13,028
OGE Energy Corp	76	2,335
Pinnacle West Capital Corp	33	2,501
PPL Corp	160	3,949
Public Service Enterprise Group Inc	90	4,042
Red Electrica Corp SA (Spain)	381	6,846
Sempra Energy	60	6,779
Snam SPA (Italy)	1,431	6,540
SSE PLC (United Kingdom)	295	4,740
The Southern Co	236	12,777
Veolia Environnement SA (France)	134	2,830
WEC Energy Group Inc	59	5,200
Western Midstream Partners LP	6,806	22,051
Xcel Energy Inc	93	5,608

		300,573

Total Common Stocks (Cost $18,918,621)		15,215,627

EXCHANGE-TRADED FUNDS - 1.9%

iShares MSCI India	3,053	73,608
iShares MSCI South Korea	4,569	214,378
iShares MSCI Taiwan	5,054	166,630

Total Exchange-Traded Funds (Cost $547,870)		454,616

	Principal Amount
CORPORATE BONDS & NOTES - 20.8%

Basic Materials - 0.7%

Anglo American Capital PLC (South Africa) 5.625% due 04/01/30 ~	$50,000	50,853
Hecla Mining Co 7.250% due 02/15/28	50,000	44,400
Hexion Inc 7.875% due 07/15/27 ~	25,000	21,439
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	25,000	21,964
Novelis Corp 4.750% due 01/30/30 ~	25,000	22,391

		161,047

Communications - 1.0%

Charter Communications Operating LLC 4.200% due 03/15/28	100,000	102,882
Diamond Sports Group LLC 6.625% due 08/15/27 ~	75,000	50,573
Front Range BidCo Inc 4.000% due 03/01/27 ~	25,000	24,062
Sprint Corp 7.625% due 02/15/25	50,000	55,707

		233,224

Consumer, Cyclical - 2.6%

American Airlines Pass-Through Trust ‘A’ 3.500% due 08/15/33	49,230	41,389
American Airlines Pass-Through Trust ‘AA’ 3.150% due 08/15/33	49,230	45,002
Ashton Woods USA LLC 6.625% due 01/15/28 ~	50,000	39,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-42

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Beazer Homes USA Inc 5.875% due 10/15/27	$25,000	$19,064
7.250% due 10/15/29	25,000	19,189
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	50,000	36,485
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	50,000	30,437
Core & Main Holdings LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	25,000	23,094
General Motors Financial Co Inc 5.650% due 01/17/29	75,000	67,318
Golden Nugget Inc 6.750% due 10/15/24 ~	50,000	31,868
Hasbro Inc 3.550% due 11/19/26	50,000	47,821
Hyundai Capital America 4.125% due 06/08/23 ~	50,000	49,098
Las Vegas Sands Corp 3.500% due 08/18/26	50,000	45,846
Michaels Stores Inc 8.000% due 07/15/27 ~	50,000	37,277
Scientific Games International Inc 8.250% due 03/15/26 ~	50,000	32,287
Tesla Inc 5.300% due 08/15/25 ~	75,000	70,969

		637,019

Consumer, Non-Cyclical - 3.0%

AbbVie Inc 2.950% due 11/21/26 ~	50,000	51,063
Ahern Rentals Inc 7.375% due 05/15/23 ~	75,000	43,406
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	50,000	47,468
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	75,000	82,631
Centene Corp 4.250% due 12/15/27 ~	25,000	25,186
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	50,000	48,472
CVS Health Corp 4.250% due 04/01/50	50,000	52,203
Garda World Security Corp (Canada) 9.500% due 11/01/27 ~	19,000	17,090
HCA Inc 5.125% due 06/15/39	50,000	51,924
Kraft Heinz Foods Co 3.950% due 07/15/25	25,000	24,626
5.000% due 07/15/35	25,000	25,023
5.200% due 07/15/45	25,000	24,178
Pilgrim’s Pride Corp 5.875% due 09/30/27 ~	50,000	50,097
Select Medical Corp 6.250% due 08/15/26 ~	50,000	50,275
Sysco Corp 6.600% due 04/01/50	50,000	54,514
TMS International Holding Corp 7.250% due 08/15/25 ~	50,000	45,437
Verscend Escrow Corp 9.750% due 08/15/26 ~	25,000	25,142

		718,735

Energy - 3.4%

Antero Resources Corp 5.375% due 11/01/21	45,000	32,983
Ascent Resources Utica Holdings LLC 10.000% due 04/01/22 ~	50,000	27,124
Callon Petroleum Co 6.375% due 07/01/26	50,000	8,427

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	$50,000	$44,954
Endeavor Energy Resources LP 5.750% due 01/30/28 ~	75,000	51,416
Energy Transfer Operating LP 3.750% due 05/15/30	50,000	39,398
4.750% due 01/15/26	100,000	88,557
6.250% due 02/15/23	50,000	24,837
Enterprise Products Operating LLC 2.800% due 01/31/30	50,000	45,719
Global Partners LP 7.000% due 08/01/27	55,000	41,720
Kinder Morgan Energy Partners LP 4.300% due 05/01/24	100,000	100,130
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	50,000	14,927
MPLX LP 4.000% due 03/15/28	100,000	89,079
6.875% due 02/15/23	50,000	30,524
ONEOK Inc 4.500% due 03/15/50	50,000	38,052
Range Resources Corp 9.250% due 02/01/26 ~	25,000	15,141
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	50,000	45,979
SM Energy Co 6.750% due 09/15/26	25,000	7,714
Targa Resources Partners LP 6.500% due 07/15/27	75,000	64,500

		811,181

Financial - 6.4%

Air Lease Corp 3.250% due 03/01/25	25,000	19,678
Athene Holding Ltd 6.150% due 04/03/30	75,000	74,856
Avolon Holdings Funding Ltd (Ireland) 3.250% due 02/15/27 ~	50,000	39,416
Bank of America Corp 4.183% due 11/25/27	175,000	181,299
Citigroup Inc 4.600% due 03/09/26	175,000	188,534
CNO Financial Group Inc 5.250% due 05/30/29	50,000	48,823
Crown Castle International Corp REIT 4.150% due 07/01/50	50,000	49,450
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	50,000	42,265
Iron Mountain Inc REIT 4.875% due 09/15/29 ~	25,000	23,659
JPMorgan Chase & Co 4.125% due 12/15/26	100,000	109,577
KeyCorp 2.550% due 10/01/29	75,000	67,768
Morgan Stanley 3.591% due 07/22/28	50,000	52,505
5.000% due 11/24/25	100,000	110,731
Service Properties Trust REIT 4.950% due 02/15/27	75,000	56,987
Springleaf Finance Corp 5.375% due 11/15/29	25,000	23,027
7.125% due 03/15/26	25,000	24,609
The Goldman Sachs Group Inc 3.500% due 11/16/26	150,000	153,633
Ventas Realty LP REIT 3.500% due 02/01/25	50,000	49,211
VICI Properties LP REIT 3.750% due 02/15/27 ~	25,000	23,703
4.625% due 12/01/29 ~	25,000	22,889

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-43

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Wells Fargo & Co 5.013% due 04/04/51	$75,000	$95,909
Weyerhaeuser Co REIT 4.000% due 04/15/30	75,000	75,457

		1,533,986

Industrial - 1.9%

Brand Industrial Services Inc 8.500% due 07/15/25 ~	25,000	19,817
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	75,000	70,125
Carrier Global Corp 2.493% due 02/15/27 ~	50,000	47,957
Flex Acquisition Co Inc 7.875% due 07/15/26 ~	25,000	23,201
Husky III Holding Ltd (Canada) 13.000% PIK due 02/15/25 ~	25,000	18,550
Mauser Packaging Solutions Holding Co 7.250% due 04/15/25 ~	75,000	57,377
Penske Truck Leasing Co LP 3.350% due 11/01/29 ~	25,000	25,153
Textron Inc 3.000% due 06/01/30	50,000	46,897
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	50,000	42,098
TransDigm Inc 5.500% due 11/15/27 ~	25,000	22,576
WRKCo Inc 3.900% due 06/01/28	75,000	77,168

		450,919

Technology - 1.1%

Broadcom Inc 4.250% due 04/15/26 ~	75,000	76,370
Citrix Systems Inc 3.300% due 03/01/30	75,000	70,205
Dell International LLC 4.900% due 10/01/26 ~	50,000	49,916
Oracle Corp 3.850% due 04/01/60	75,000	75,839

		272,330

Utilities - 0.7%

Ameren Corp 3.500% due 01/15/31	50,000	49,882
Dominion Energy Inc 3.375% due 04/01/30	75,000	74,246
San Diego Gas & Electric Co 3.320% due 04/15/50	50,000	50,642

		174,770

Total Corporate Bonds & Notes (Cost $5,605,924)		4,993,211

SENIOR LOAN NOTES - 5.2%

Basic Materials - 0.5%

Messer Industries USA Inc Term B 3.950% (USD LIBOR + 2.500%) due 03/01/26 §	124,685	112,061

Communications - 0.5%

Sprint Communications Inc Term B 4.000% (USD LIBOR + 3.000%) due 02/03/24 §	123,747	122,767

	Principal Amount	Value

Consumer, Cyclical - 1.2%

Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	$120,455	$94,156
Restaurant Brands International Inc Term B (Canada) 2.739% (USD LIBOR + 1.750%) due 11/19/26 §	113,748	105,501
SeaWorld Parks & Entertainment Inc Term B-5 3.989% (USD LIBOR + 3.000%) due 03/31/24 §	123,724	103,929

		303,586

Consumer, Non-Cyclical - 0.5%

Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 §	123,701	119,269

Industrial - 2.5%

Cornerstone Building Brands Inc Term B 4.561% (USD LIBOR + 3.750%) due 04/12/25 § ±	90,433	79,128
Dynasty Acquisition Co Inc 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	80,887	63,739
Engineered Machinery Holdings Inc 4.945% (USD LIBOR + 3.000%) due 07/19/24 § ±	124,681	104,732
Filtration Group Corp Term B 3.989% (USD LIBOR + 3.000%) due 03/29/25 §	119,040	105,202
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	98,910	96,499
Standard Aero Ltd 4.950% (USD LIBOR + 3.500%) due 04/08/26 §	43,488	34,268
TransDigm Inc Term G Term G 3.239% (USD LIBOR + 2.250%) due 08/22/24 §	123,741	114,254

		597,822

Total Senior Loan Notes (Cost $1,405,542)		1,255,505

U.S. TREASURY OBLIGATIONS - 7.4%

U.S. Treasury Bonds - 1.5%

2.875% due 05/15/49	265,000	361,963

U.S. Treasury Notes - 5.9%

2.375% due 05/15/29	310,000	356,815
1.750% due 06/15/22	345,000	356,624
1.750% due 06/30/24	345,000	365,430
1.875% due 06/30/26	320,000	346,625

		1,425,494

Total U.S. Treasury Obligations (Cost $1,613,797)		1,787,457

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-44

PACIFIC FUNDS

PACIFIC FUNDS DIVERSIFIED INCOME

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	498,439	$498,439

Total Short-Term Investment (Cost $498,439)		498,439

TOTAL INVESTMENTS - 100.9% (Cost $28,635,508)		24,237,493

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(222,021)

NET ASSETS - 100.0%		$24,015,472

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.5%
Financial	16.9%
Industrial	11.2%
Energy	11.0%
Consumer, Cyclical	10.3%
Communications	7.1%
Technology	7.0%
U.S. Treasury Obligations	7.4%
Basic Materials	3.5%
Others (each less than 3.0%)	6.0%

	100.9%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stocks
Communications	$5,711	$5,711	$—	$—
Consumer, Cyclical	6,912	—	6,912	—
Consumer, Non-Cyclical	6,959	—	6,959	—
Energy	5,906	5,906	—	—
Financial	7,150	7,150	—	—

Total Preferred Stocks	32,638	18,767	13,871	—

Common Stocks
Basic Materials	556,538	287,072	269,466	—
Communications	1,329,928	971,061	358,867	—
Consumer, Cyclical	1,559,097	1,079,104	479,993	—
Consumer, Non-Cyclical	4,085,656	2,706,158	1,379,498	—
Diversified	6,665	—	6,665	—
Energy	1,817,637	1,625,596	192,041	—
Financial	2,502,557	1,820,434	682,123	—
Industrial	1,632,872	1,147,642	485,230	—
Technology	1,424,104	1,220,438	203,666	—
Utilities	300,573	165,230	135,343	—

Total Common Stocks	15,215,627	11,022,735	4,192,892	—

Exchange-Traded Funds	454,616	454,616	—	—
Corporate Bonds & Notes	4,993,211	—	4,993,211	—
Senior Loan Notes	1,255,505	—	1,071,645	183,860
U.S. Treasury Obligations	1,787,457	—	1,787,457	—
Short-Term Investment	498,439	498,439	—	—

Total	$24,237,493	$11,994,557	$12,059,076	$183,860

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-45

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 97.0%

Basic Materials - 2.0%

Huntsman Corp	8,731	$125,988
Linde PLC (United Kingdom)	1,650	285,450

		411,438

Communications - 16.8%

Alphabet Inc ‘A’ *	587	682,065
Amazon.com Inc *	535	1,043,100
Comcast Corp ‘A’	8,600	295,668
Discovery Inc ‘A’ *	9,733	189,210
Expedia Group Inc	2,688	151,254
Facebook Inc ‘A’ *	3,489	581,965
Verizon Communications Inc	7,844	421,458

		3,364,720

Consumer, Cyclical - 5.1%

AutoZone Inc *	286	241,956
Best Buy Co Inc	3,409	194,313
Delta Air Lines Inc	4,653	132,750
Polaris Inc	1,754	84,455
PulteGroup Inc	6,468	144,366
Target Corp	2,446	227,405

		1,025,245

Consumer, Non-Cyclical - 26.0%

Abbott Laboratories	4,490	354,306
AmerisourceBergen Corp	2,978	263,553
Biogen Inc *	441	139,524
Cigna Corp	1,478	261,872
Eli Lilly & Co	2,356	326,824
General Mills Inc	5,335	281,528
Gilead Sciences Inc	3,623	270,855
Johnson & Johnson	2,390	313,401
Kimberly-Clark Corp	1,876	239,884
Medtronic PLC	3,414	307,875
Merck & Co Inc	5,554	427,325
Mondelez International Inc ‘A’	5,484	274,639
Quanta Services Inc	5,675	180,068
The Procter & Gamble Co	4,287	471,570
Thermo Fisher Scientific Inc	1,027	291,257
UnitedHealth Group Inc	1,595	397,761
US Foods Holding Corp *	7,109	125,900
Vertex Pharmaceuticals Inc *	1,167	277,688

		5,205,830

Energy - 1.8%

ConocoPhillips	4,949	152,429
Phillips 66	3,826	205,265

		357,694

Financial - 16.3%

American Tower Corp REIT	1,663	362,118
AvalonBay Communities Inc REIT	1,265	186,170
Bank of America Corp	15,435	327,685
BlackRock Inc	585	257,382
Boston Properties Inc REIT	2,361	217,755
E*TRADE Financial Corp	4,373	150,081
JPMorgan Chase & Co	4,970	447,449
The Charles Schwab Corp	4,948	166,352
The Hartford Financial Services Group Inc	4,699	165,593
Truist Financial Corp	6,001	185,071
Visa Inc ‘A’	3,587	577,937
Willis Towers Watson PLC	1,370	232,695

		3,276,288

Industrial - 6.2%

Honeywell International Inc	2,026	271,059
Kansas City Southern	839	106,704

	Shares	Value
Martin Marietta Materials Inc	1,025	$193,961
Northrop Grumman Corp	798	241,435
Raytheon Co	1,459	191,348
The Boeing Co	737	109,916
Trane Technologies PLC	1,601	132,227

		1,246,650

Technology - 19.6%

Adobe Inc *	1,252	398,436
Apple Inc	3,931	999,614
Broadcom Inc	798	189,206
Cerner Corp	4,383	276,085
Lam Research Corp	954	228,960
Micron Technology Inc *	4,058	170,679
Microsoft Corp	7,578	1,195,126
Skyworks Solutions Inc	2,540	227,025
Synopsys Inc *	1,827	235,299

		3,920,430

Utilities - 3.2%

DTE Energy Co	3,217	305,518
Duke Energy Corp	4,120	333,226

		638,744

Total Common Stocks (Cost $18,659,262)		19,447,039

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	319,314	319,314

Total Short-Term Investment (Cost $319,314)		319,314

TOTAL INVESTMENTS - 98.6% (Cost $18,978,576)		19,766,353

OTHER ASSETS & LIABILITIES, NET - 1.4%		270,776

NET ASSETS - 100.0%		$20,037,129

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.0%
Technology	19.6%
Communications	16.8%
Financial	16.3%
Industrial	6.2%
Consumer, Cyclical	5.1%
Utilities	3.2%
Others (each less than 3.0%)	5.4%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-46

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP

Schedule of Investments (Continued)

March 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,447,039	$19,447,039	$—	$—
	Short-Term Investment	319,314	319,314	—	—

	Total	$19,766,353	$19,766,353	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-47

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP VALUE

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 2.6%

Air Products & Chemicals Inc	1,120	$223,563
CF Industries Holdings Inc	2,621	71,291
Huntsman Corp	8,215	118,542

		413,396

Communications - 13.0%

Alphabet Inc ‘A’ *	170	197,532
AT&T Inc	14,560	424,424
Cisco Systems Inc	5,263	206,889
Comcast Corp ‘A’	9,694	333,280
Discovery Inc ‘A’ *	9,644	187,479
The Walt Disney Co	1,934	186,824
Verizon Communications Inc	9,978	536,118

		2,072,546

Consumer, Cyclical - 3.0%

Best Buy Co Inc	2,145	122,265
Delta Air Lines Inc	5,206	148,527
Target Corp	2,316	215,319

		486,111

Consumer, Non-Cyclical - 25.5%

Biogen Inc *	296	93,648
Cigna Corp	1,089	192,949
Eli Lilly & Co	1,566	217,236
Gilead Sciences Inc	2,777	207,609
Hill-Rom Holdings Inc	2,109	212,165
Johnson & Johnson	2,816	369,262
Kimberly-Clark Corp	2,250	287,707
Medtronic PLC	4,522	407,794
Merck & Co Inc	3,430	263,904
Mondelez International Inc ‘A’	5,024	251,602
PepsiCo Inc	2,581	309,978
Quanta Services Inc	6,935	220,048
The Procter & Gamble Co	5,040	554,400
Thermo Fisher Scientific Inc	873	247,583
Tyson Foods Inc ‘A’	1,421	82,233
UnitedHealth Group Inc	608	151,623

		4,069,741

Energy - 4.5%

Chevron Corp	4,024	291,579
ConocoPhillips	4,350	133,980
Diamondback Energy Inc	2,908	76,190
EOG Resources Inc	2,921	104,922
Phillips 66	2,095	112,397

		719,068

Financial - 25.8%

American Express Co	1,388	118,827
AvalonBay Communities Inc REIT	679	99,928
Bank of America Corp	22,193	471,157
Berkshire Hathaway Inc ‘B’ *	1,098	200,747
Boston Properties Inc REIT	2,181	201,154
E*TRADE Financial Corp	4,233	145,277
Equity LifeStyle Properties Inc REIT	1,636	94,037
Highwoods Properties Inc REIT	2,454	86,921
Intercontinental Exchange Inc	2,857	230,703
JPMorgan Chase & Co	6,746	607,342
Prologis Inc REIT	3,325	267,230
Prudential Financial Inc	3,694	192,605
State Street Corp	3,997	212,920
The Allstate Corp	2,226	204,191
The Charles Schwab Corp	4,525	152,131
The Hartford Financial Services Group Inc	5,152	181,556
The Travelers Cos Inc	1,283	127,466
Truist Financial Corp	6,169	190,252

	Shares	Value
Wells Fargo & Co	2,957	$84,866
Willis Towers Watson PLC	1,493	253,586

		4,122,896

Industrial - 10.0%

Caterpillar Inc	1,667	193,439
Honeywell International Inc	1,638	219,148
Kansas City Southern	792	100,727
Lockheed Martin Corp	554	187,778
Martin Marietta Materials Inc	1,285	243,161
Northrop Grumman Corp	806	243,855
Owens Corning	2,527	98,073
Textron Inc	2,962	78,997
Trane Technologies PLC	1,594	131,648
Westrock Co	3,643	102,951

		1,599,777

Technology - 6.4%

Apple Inc	512	130,196
Broadcom Inc	527	124,952
Intel Corp	3,307	178,975
Micron Technology Inc *	3,336	140,312
Microsoft Corp	1,263	199,188
ON Semiconductor Corp *	8,763	109,012
Oracle Corp	2,827	136,629

		1,019,264

Utilities - 6.9%

American Electric Power Co Inc	3,634	290,647
DTE Energy Co	2,631	249,866
Duke Energy Corp	3,259	263,588
Xcel Energy Inc	5,016	302,465

		1,106,566

Total Common Stocks (Cost $16,107,729)		15,609,365

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	322,628	322,628

Total Short-Term Investment (Cost $322,628)		322,628

TOTAL INVESTMENTS - 99.7% (Cost $16,430,357)		15,931,993

OTHER ASSETS & LIABILITIES, NET - 0.3%		41,212

NET ASSETS - 100.0%		$15,973,205

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.8%
Consumer, Non-Cyclical	25.5%
Communications	13.0%
Industrial	10.0%
Utilities	6.9%
Technology	6.4%
Energy	4.5%
Consumer, Cyclical	3.0%
Others (each less than 3.0%)	4.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-48

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP VALUE

Schedule of Investments (Continued)

March 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$15,609,365	$15,609,365	$—	$—
	Short-Term Investment	322,628	322,628	—	—

	Total	$15,931,993	$15,931,993	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-49

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 2.4%

Allegheny Technologies Inc *	68,634	$583,389
Axalta Coating Systems Ltd *	87,310	1,507,844
Kaiser Aluminum Corp	27,181	1,883,100
PolyOne Corp	44,846	850,729
WR Grace & Co	26,714	951,018

		5,776,080

Communications - 3.8%

Ciena Corp *	69,488	2,766,317
Sinclair Broadcast Group Inc ‘A’	67,173	1,080,142
Viavi Solutions Inc *	239,738	2,687,463
Vonage Holdings Corp *	234,780	1,697,459
Yelp Inc *	59,871	1,079,474

		9,310,855

Consumer, Cyclical - 8.8%

Aramark	84,156	1,680,595
BJ’s Restaurants Inc	53,744	746,504
BJ’s Wholesale Club Holdings Inc *	102,520	2,611,184
Bloomin’ Brands Inc	154,083	1,100,153
Dana Inc	121,723	950,657
Deckers Outdoor Corp *	17,613	2,360,142
Dine Brands Global Inc	28,054	804,589
KB Home	64,558	1,168,500
Lithia Motors Inc ‘A’	18,805	1,538,061
RH *	14,206	1,427,277
SeaWorld Entertainment Inc *	101,834	1,122,211
SkyWest Inc	45,339	1,187,428
Sleep Number Corp *	58,523	1,121,301
Steven Madden Ltd	55,225	1,282,877
The Children’s Place Inc	15,743	307,933
UniFirst Corp	12,415	1,875,782

		21,285,194

Consumer, Non-Cyclical - 32.3%

Adtalem Global Education Inc *	53,716	1,439,052
Amedisys Inc *	20,741	3,806,803
Amicus Therapeutics Inc *	171,627	1,585,833
AMN Healthcare Services Inc *	31,384	1,814,309
BioTelemetry Inc *	48,024	1,849,404
Cardtronics PLC ‘A’ *	76,431	1,598,937
Charles River Laboratories International Inc *	20,957	2,644,983
Deluxe Corp	52,109	1,351,186
Esperion Therapeutics Inc *	31,872	1,004,924
Euronet Worldwide Inc *	24,761	2,122,513
Exact Sciences Corp *	33,350	1,934,300
FTI Consulting Inc *	26,930	3,225,406
Harsco Corp *	81,175	565,790
Helen of Troy Ltd *	11,983	1,725,911
Hill-Rom Holdings Inc	32,297	3,249,078
Horizon Therapeutics PLC *	120,075	3,556,621
Hostess Brands Inc *	168,360	1,794,718
ICF International Inc	34,301	2,356,479
Ionis Pharmaceuticals Inc *	43,320	2,048,170
Iovance Biotherapeutics Inc *	65,754	1,968,346
Jazz Pharmaceuticals PLC *	23,303	2,324,241
Lamb Weston Holdings Inc	39,866	2,276,349
LHC Group Inc *	22,992	3,223,478
LiveRamp Holdings Inc *	75,257	2,477,460
Merit Medical Systems Inc *	64,379	2,011,844
Neurocrine Biosciences Inc *	26,355	2,281,025
Option Care Health Inc *	98,358	931,450
Performance Food Group Co *	71,878	1,776,824
Post Holdings Inc *	20,459	1,697,483
PRA Health Sciences Inc *	24,976	2,074,007
Quanta Services Inc	77,180	2,448,921

	Shares	Value
Quidel Corp *	29,847	$2,919,335
Service Corp International	84,154	3,291,263
Syneos Health Inc *	54,940	2,165,735
Teleflex Inc	6,913	2,024,541
The Cooper Cos Inc	10,354	2,854,287

		78,421,006

Energy - 0.3%

Diamondback Energy Inc	19,529	511,660
WPX Energy Inc *	103,827	316,672

		828,332

Financial - 20.6%

Air Lease Corp	79,548	1,761,193
Alleghany Corp	4,982	2,751,808
Blucora Inc *	82,619	995,559
Douglas Emmett Inc REIT	78,660	2,399,917
Everest Re Group Ltd	16,209	3,118,936
Glacier Bancorp Inc	49,046	1,667,809
Highwoods Properties Inc REIT	59,489	2,107,100
Horace Mann Educators Corp	62,772	2,296,827
Hudson Pacific Properties Inc REIT	89,877	2,279,281
IBERIABANK Corp	45,086	1,630,310
Invesco Mortgage Capital Inc REIT	157,370	536,632
Investors Bancorp Inc	240,311	1,920,085
Lamar Advertising Co ‘A’ REIT	48,116	2,467,388
Life Storage Inc REIT	27,327	2,583,768
Mid-America Apartment Communities Inc REIT	25,476	2,624,792
Old Republic International Corp	171,895	2,621,399
PacWest Bancorp	67,291	1,205,855
Piedmont Office Realty Trust Inc ‘A’ REIT	156,373	2,761,547
Radian Group Inc	119,747	1,550,724
Ryman Hospitality Properties Inc REIT	32,684	1,171,721
TCF Financial Corp	71,207	1,613,551
The Hanover Insurance Group Inc	28,617	2,592,128
Virtu Financial Inc ‘A’	126,551	2,634,792
Western Alliance Bancorp	46,617	1,426,946
Wintrust Financial Corp	37,671	1,237,869

		49,957,937

Industrial - 12.4%

Aerojet Rocketdyne Holdings Inc *	68,649	2,871,588
Altra Industrial Motion Corp	55,668	973,633
American Woodmark Corp *	25,476	1,160,941
EnPro Industries Inc	32,903	1,302,301
Generac Holdings Inc *	29,320	2,731,744
Graphic Packaging Holding Co	227,241	2,772,340
Hubbell Inc	12,434	1,426,677
Itron Inc *	38,333	2,140,131
ITT Inc	41,018	1,860,576
Jacobs Engineering Group Inc	36,454	2,889,709
MasTec Inc *	53,297	1,744,411
Rexnord Corp	52,364	1,187,092
Spirit AeroSystems Holdings Inc ‘A’	49,259	1,178,768
SPX Corp *	75,016	2,448,522
US Ecology Inc	38,373	1,166,539
Werner Enterprises Inc	58,216	2,110,912

		29,965,884

Technology - 15.0%

Avaya Holdings Corp *	192,122	1,554,267
Bottomline Technologies DE Inc *	63,247	2,318,003
Box Inc ‘A’ *	73,532	1,032,389
CommVault Systems Inc *	38,514	1,559,047
Cornerstone OnDemand Inc *	30,626	972,375
Glu Mobile Inc *	192,440	1,210,448
J2 Global Inc	36,516	2,733,223
Leidos Holdings Inc	28,026	2,568,583
MKS Instruments Inc	18,662	1,520,020
Nuance Communications Inc *	117,545	1,972,405
ON Semiconductor Corp *	148,822	1,851,346

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-50

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Qualys Inc *	25,839	$2,247,735
RealPage Inc *	57,927	3,066,076
Silicon Laboratories Inc *	32,860	2,806,573
SPS Commerce Inc *	65,339	3,038,917
Synopsys Inc *	25,268	3,254,266
Zebra Technologies Corp ‘A’ *	15,162	2,783,743

		36,489,416

Utilities - 3.7%

Black Hills Corp	53,750	3,441,613
Portland General Electric Co	70,850	3,396,549
Southwest Gas Holdings Inc	31,602	2,198,235

		9,036,397

Total Common Stocks (Cost $286,735,734)		241,071,101

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	1,960,333	1,960,333

Total Short-Term Investment (Cost $1,960,333)		1,960,333

TOTAL INVESTMENTS - 100.1% (Cost $288,696,067)		243,031,434

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(229,364)

NET ASSETS - 100.0%		$242,802,070

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	32.3%
Financial	20.6%
Technology	15.0%
Industrial	12.4%
Consumer, Cyclical	8.8%
Communications	3.8%
Utilities	3.7%
Others (each less than 3.0%)	3.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$241,071,101	$241,071,101	$—	$—
	Short-Term Investment	1,960,333	1,960,333	—	—

	Total	$243,031,434	$243,031,434	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-51

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 98.8%

Basic Materials - 2.6%

Allegheny Technologies Inc *	6,223	$52,896
Commercial Metals Co	6,783	107,104
PolyOne Corp	5,226	99,136
Rogers Corp *	676	63,828

		322,964

Communications - 3.8%

NETGEAR Inc *	2,734	62,445
Perficient Inc *	1,861	50,414
Sinclair Broadcast Group Inc ‘A’	2,986	48,015
Viavi Solutions Inc *	13,313	149,239
Vonage Holdings Corp *	10,658	77,057
Yelp Inc *	5,182	93,431

		480,601

Consumer, Cyclical - 9.3%

BJ’s Restaurants Inc	2,628	36,503
BJ’s Wholesale Club Holdings Inc *	4,631	117,952
Bloomin’ Brands Inc	6,164	44,011
Callaway Golf Co	4,977	50,865
Dana Inc	5,712	44,610
Deckers Outdoor Corp *	886	118,724
Dine Brands Global Inc	1,501	43,049
KB Home	4,238	76,708
Lithia Motors Inc ‘A’	1,358	111,071
Marriott Vacations Worldwide Corp	1,570	87,260
PetIQ Inc *	685	15,913
RH *	597	59,981
SeaWorld Entertainment Inc *	3,668	40,422
SkyWest Inc	2,091	54,763
Sleep Number Corp *	3,182	60,967
Steven Madden Ltd	3,726	86,553
The Children’s Place Inc	1,462	28,597
UniFirst Corp	542	81,891

		1,159,840

Consumer, Non-Cyclical - 31.1%

Acadia Healthcare Co Inc *	3,700	67,895
Addus HomeCare Corp *	1,293	87,406
Adtalem Global Education Inc *	3,569	95,614
Amedisys Inc *	1,194	219,147
Amicus Therapeutics Inc *	11,961	110,520
AMN Healthcare Services Inc *	2,507	144,930
Amphastar Pharmaceuticals Inc *	5,158	76,545
BioTelemetry Inc *	1,854	71,398
Blueprint Medicines Corp *	1,882	110,059
Cardtronics PLC ‘A’ *	4,214	88,157
Deluxe Corp	2,743	71,126
Edgewell Personal Care Co *	1,377	33,158
Esperion Therapeutics Inc *	2,430	76,618
FibroGen Inc *	2,403	83,504
FTI Consulting Inc *	1,269	151,988
Harsco Corp *	8,153	56,826
Helen of Troy Ltd *	1,240	178,597
Heron Therapeutics Inc *	9,131	107,198
Horizon Therapeutics PLC *	6,519	193,093
Hostess Brands Inc *	10,523	112,175
ICF International Inc	2,174	149,354
Iovance Biotherapeutics Inc *	5,563	166,528
LHC Group Inc *	1,442	202,168
LivaNova PLC *	646	29,232
LiveRamp Holdings Inc *	4,394	144,650
Magellan Health Inc *	1,426	68,605
NuVasive Inc *	2,280	115,505
Option Care Health Inc *	6,405	60,655
Orthofix Medical Inc *	242	6,778

	Shares	Value
Performance Food Group Co *	3,322	$82,120
PTC Therapeutics Inc *	2,328	103,852
Quidel Corp *	2,434	238,070
Revance Therapeutics Inc *	6,949	102,845
SP Plus Corp *	2,440	50,630
Syneos Health Inc *	3,114	122,754
Ultragenyx Pharmaceutical Inc *	2,557	113,608

		3,893,308

Energy - 1.1%

Delek US Holdings Inc	5,898	92,952
Magnolia Oil & Gas Corp ‘A’ *	11,264	45,056

		138,008

Financial - 22.1%

Argo Group International Holdings Ltd	2,368	87,758
Armada Hoffler Properties Inc REIT	7,357	78,720
Berkshire Hills Bancorp Inc	3,557	52,857
Blucora Inc *	3,629	43,729
Brightsphere Investment Group Inc	10,578	67,593
Cathay General Bancorp	3,676	84,364
CenterState Bank Corp	2,411	41,542
ConnectOne Bancorp Inc	6,740	90,586
Enterprise Financial Services Corp	3,175	88,614
Essent Group Ltd	1,457	38,377
First Industrial Realty Trust Inc REIT	5,048	167,745
Glacier Bancorp Inc	2,983	101,437
Home BancShares Inc	6,202	74,362
Horace Mann Educators Corp	4,496	164,509
IBERIABANK Corp	1,988	71,886
Invesco Mortgage Capital Inc REIT	8,231	28,068
Investors Bancorp Inc	20,588	164,498
Lexington Realty Trust REIT	7,942	78,864
National Storage Affiliates Trust REIT	5,120	151,552
NexPoint Residential Trust Inc REIT	3,812	96,101
Northfield Bancorp Inc	4,225	47,278
Old National Bancorp	8,031	105,929
Piedmont Office Realty Trust Inc ‘A’ REIT	7,511	132,644
PotlatchDeltic Corp REIT	2,692	84,502
PS Business Parks Inc REIT	1,073	145,413
Radian Group Inc	7,196	93,188
Selective Insurance Group Inc	2,891	143,683
STAG Industrial Inc REIT	1,797	40,468
Two Harbors Investment Corp REIT	8,523	32,473
United Community Banks Inc	5,066	92,758
WSFS Financial Corp	2,746	68,430

		2,759,928

Industrial - 13.5%

Air Transport Services Group Inc *	5,395	98,621
Altra Industrial Motion Corp	4,926	86,156
American Woodmark Corp *	1,137	51,813
EMCOR Group Inc	2,239	137,295
EnerSys	1,754	86,858
Generac Holdings Inc *	1,494	139,196
Itron Inc *	2,323	129,693
Masonite International Corp *	394	18,695
MasTec Inc *	3,475	113,737
OSI Systems Inc *	1,201	82,773
Rexnord Corp	5,407	122,577
Saia Inc *	1,895	139,358
SPX Corp *	3,115	101,674
Universal Forest Products Inc	2,889	107,442
US Ecology Inc	1,295	39,368
Vishay Intertechnology Inc	7,487	107,888
Watts Water Technologies Inc ‘A’	454	38,431
Werner Enterprises Inc	2,423	87,858

		1,689,433

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-52

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Technology - 11.8%

Allscripts Healthcare Solutions Inc *	11,728	$82,565
Avaya Holdings Corp *	9,311	75,326
Bottomline Technologies DE Inc *	2,270	83,196
Box Inc ‘A’ *	4,606	64,668
CommVault Systems Inc *	2,276	92,132
Cornerstone OnDemand Inc *	3,174	100,775
Glu Mobile Inc *	20,124	126,580
J2 Global Inc	2,032	152,095
Qualys Inc *	2,086	181,461
Silicon Laboratories Inc *	1,232	105,225
SPS Commerce Inc *	3,435	159,762
Ultra Clean Holdings Inc *	2,251	31,064
Verint Systems Inc *	4,189	180,127
Virtusa Corp *	1,644	46,690

		1,481,666

Utilities - 3.5%

Alliant Energy Corp	499	24,097
Black Hills Corp	2,360	151,111
Portland General Electric Co	2,354	112,851
Southwest Gas Holdings Inc	2,083	144,893

		432,952

Total Common Stocks (Cost $14,944,242)		12,358,700

	Shares	Value

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	127,345	$127,345

Total Short-Term Investment (Cost $127,345)		127,345

TOTAL INVESTMENTS - 99.8% (Cost $15,071,587)		12,486,045

OTHER ASSETS & LIABILITIES, NET - 0.2%		23,312

NET ASSETS - 100.0%		$12,509,357

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	31.1%
Financial	22.1%
Industrial	13.5%
Technology	11.8%
Consumer, Cyclical	9.3%
Communications	3.8%
Utilities	3.5%
Others (each less than 3.0%)	4.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$12,358,700	$12,358,700	$—	$—
	Short-Term Investment	127,345	127,345	—	—

	Total	$12,486,045	$12,486,045	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-53

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 91.9%

Basic Materials - 2.5%

Allegheny Technologies Inc *	6,468	$54,978
Commercial Metals Co	7,184	113,435
Kaiser Aluminum Corp	1,668	115,559
WR Grace & Co	1,683	59,915

		343,887

Communications - 2.2%

NETGEAR Inc *	4,883	111,528
Viavi Solutions Inc *	10,607	118,904
Yelp Inc *	4,119	74,266

		304,698

Consumer, Cyclical - 8.0%

BJ’s Wholesale Club Holdings Inc *	6,306	160,614
Bloomin’ Brands Inc	5,929	42,333
Callaway Golf Co	6,603	67,483
Dana Inc	8,925	69,704
Deckers Outdoor Corp *	797	106,798
Designer Brands Inc ‘A’	7,727	38,480
Dine Brands Global Inc	845	24,235
KB Home	5,617	101,668
Lithia Motors Inc ‘A’	1,168	95,531
Marriott Vacations Worldwide Corp	1,330	73,921
RH *	739	74,247
SkyWest Inc	2,961	77,549
The Children’s Place Inc	1,526	29,849
UniFirst Corp	1,067	161,213

		1,123,625

Consumer, Non-Cyclical - 15.5%

Aaron’s Inc	2,027	46,175
Acadia Healthcare Co Inc *	4,278	78,501
Addus HomeCare Corp *	1,998	135,065
Adtalem Global Education Inc *	6,301	168,804
Cardtronics PLC ‘A’ *	4,618	96,609
Central Garden & Pet Co ‘A’ *	2,576	65,868
Deluxe Corp	4,100	106,313
Edgewell Personal Care Co *	3,447	83,004
Harsco Corp *	8,021	55,906
Helen of Troy Ltd *	1,620	233,329
Horizon Therapeutics PLC *	4,661	138,059
Hostess Brands Inc *	14,545	155,050
ICF International Inc	2,560	175,872
Iovance Biotherapeutics Inc *	3,814	114,172
Magellan Health Inc *	2,714	130,571
Option Care Health Inc *	9,146	86,613
Revance Therapeutics Inc *	6,369	94,261
SP Plus Corp *	4,300	89,225
Syneos Health Inc *	2,809	110,731

		2,164,128

Energy - 1.0%

Delek US Holdings Inc	3,778	59,541
Helix Energy Solutions Group Inc *	10,055	16,490
Magnolia Oil & Gas Corp ‘A’ *	16,735	66,940

		142,971

Financial - 37.1%

Agree Realty Corp REIT	2,657	164,468
Argo Group International Holdings Ltd	3,308	122,594
Armada Hoffler Properties Inc REIT	12,082	129,277
Berkshire Hills Bancorp Inc	7,521	111,762
Blucora Inc *	4,294	51,743
Brightsphere Investment Group Inc	11,301	72,213

	Shares	Value
Camden National Corp	2,942	$92,526
Cathay General Bancorp	4,299	98,662
CenterState Bank Corp	5,845	100,709
ConnectOne Bancorp Inc	7,363	98,959
Enterprise Financial Services Corp	4,066	113,482
Essent Group Ltd	2,070	54,524
First Bancorp	6,071	140,119
First Industrial Realty Trust Inc REIT	7,990	265,508
First Interstate BancSystem Inc ‘A’	5,068	146,161
First Midwest Bancorp Inc	3,959	52,397
Glacier Bancorp Inc	5,185	176,316
Hilltop Holdings Inc	9,496	143,579
Home BancShares Inc	8,261	99,049
Horace Mann Educators Corp	4,240	155,142
Horizon Bancorp Inc	9,754	96,174
IBERIABANK Corp	3,370	121,859
Invesco Mortgage Capital Inc REIT	18,428	62,839
Investors Bancorp Inc	21,822	174,358
Lexington Realty Trust REIT	16,634	165,176
National Storage Affiliates Trust REIT	7,485	221,556
NexPoint Residential Trust Inc REIT	5,083	128,142
Northfield Bancorp Inc	8,831	98,819
Old National Bancorp	8,787	115,901
Old Second Bancorp Inc	9,749	67,366
Piedmont Office Realty Trust Inc ‘A’ REIT	13,589	239,982
PotlatchDeltic Corp REIT	4,139	129,923
QCR Holdings Inc	3,443	93,202
Radian Group Inc	9,089	117,703
Ryman Hospitality Properties Inc REIT	2,048	73,421
Sandy Spring Bancorp Inc	5,707	129,206
Selective Insurance Group Inc	3,620	179,914
STAG Industrial Inc REIT	6,166	138,858
Stifel Financial Corp	1,488	61,425
TCF Financial Corp	3,852	87,286
Two Harbors Investment Corp REIT	17,163	65,391
United Community Banks Inc	6,889	126,138
WSFS Financial Corp	4,452	110,944

		5,194,773

Industrial - 12.4%

Altra Industrial Motion Corp	4,389	76,764
Astronics Corp *	3,976	36,500
AZZ Inc	3,254	91,502
EMCOR Group Inc	2,976	182,488
EnerSys	1,986	98,347
Knowles Corp *	10,941	146,391
MYR Group Inc *	4,148	108,636
Rexnord Corp	5,557	125,977
Sanmina Corp *	6,883	187,768
TriMas Corp *	6,174	142,619
UFP Technologies Inc *	3,121	118,879
Universal Forest Products Inc	2,415	89,814
Vishay Intertechnology Inc	7,221	104,055
Watts Water Technologies Inc ‘A’	599	50,705
Werner Enterprises Inc	4,985	180,756

		1,741,201

Technology - 6.4%

Allscripts Healthcare Solutions Inc *	13,976	98,391
Avaya Holdings Corp *	14,293	115,630
CACI International Inc ‘A’ *	522	110,220
CSG Systems International Inc	2,192	91,735
Glu Mobile Inc *	11,317	71,184
Insight Enterprises Inc *	3,342	140,798
Ultra Clean Holdings Inc *	7,026	96,959
Verint Systems Inc *	3,926	168,818

		893,735

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-54

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Utilities - 6.8%

Black Hills Corp	4,966	$317,973
Portland General Electric Co	6,273	300,728
Southwest Gas Holdings Inc	4,780	332,497

		951,198

Total Common Stocks (Cost $16,905,683)		12,860,216

EXCHANGE-TRADED FUND - 4.4%

iShares Russell 2000 Value	7,546	618,998

Total Exchange-Traded Fund (Cost $804,019)		618,998

SHORT-TERM INVESTMENT - 4.5%

Money Market Fund - 4.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	628,679	628,679

Total Short-Term Investment (Cost $628,679)		628,679

TOTAL INVESTMENTS - 100.8% (Cost $18,338,381)		14,107,893

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(108,869)

NET ASSETS - 100.0%		$13,999,024

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	37.1%
Consumer, Non-Cyclical	15.5%
Industrial	12.4%
Consumer, Cyclical	8.0%
Utilities	6.8%
Technology	6.4%
Short-Term Investment	4.5%
Exchange-Traded Fund	4.4%
Others (each less than 3.0%)	5.7%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$12,860,216	$12,860,216	$—	$—
	Exchange-Traded Fund	618,998	618,998	—	—
	Short-Term Investment	628,679	628,679	—	—

	Total	$14,107,893	$14,107,893	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-55

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP GROWTH

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 2.5%

Kaiser Aluminum Corp	1,118	$77,455
PolyOne Corp	2,902	55,051
Rogers Corp *	536	50,609

		183,115

Communications - 5.2%

NETGEAR Inc *	3,068	70,073
Sinclair Broadcast Group Inc ‘A’	2,217	35,649
Viavi Solutions Inc *	9,605	107,672
Vonage Holdings Corp *	13,496	97,576
Yelp Inc *	3,459	62,366

		373,336

Consumer, Cyclical - 11.2%

BJ’s Restaurants Inc	2,636	36,614
BJ’s Wholesale Club Holdings Inc *	5,394	137,385
Bloomin’ Brands Inc	5,915	42,233
Deckers Outdoor Corp *	770	103,180
Dine Brands Global Inc	1,226	35,162
KB Home	2,461	44,544
Lithia Motors Inc ‘A’	818	66,904
PetIQ Inc *	2,516	58,447
RH *	475	47,723
SeaWorld Entertainment Inc *	4,769	52,554
Shake Shack Inc ‘A’ *	1,307	49,326
Sleep Number Corp *	2,129	40,792
Steven Madden Ltd	2,936	68,203
The Children’s Place Inc	1,041	20,362

		803,429

Consumer, Non-Cyclical - 41.0%

Aaron’s Inc	1,815	41,346
Acadia Healthcare Co Inc *	2,979	54,665
Addus HomeCare Corp *	809	54,688
Amedisys Inc *	937	171,977
Amicus Therapeutics Inc *	9,603	88,732
AMN Healthcare Services Inc *	1,923	111,169
Amphastar Pharmaceuticals Inc *	3,516	52,177
BioTelemetry Inc *	2,357	90,768
Blueprint Medicines Corp *	1,214	70,995
Cardtronics PLC ‘A’ *	3,040	63,597
Chegg Inc *	4,314	154,355
Deluxe Corp	2,633	68,274
Esperion Therapeutics Inc *	1,659	52,308
FibroGen Inc *	2,255	78,361
FTI Consulting Inc *	846	101,325
Harsco Corp *	4,345	30,285
Heron Therapeutics Inc *	4,162	48,862
Horizon Therapeutics PLC *	5,318	157,519
Iovance Biotherapeutics Inc *	3,482	104,234
iRhythm Technologies Inc *	1,309	106,487
LHC Group Inc *	1,106	155,061
LivaNova PLC *	1,475	66,744
LiveRamp Holdings Inc *	2,151	70,811
Merit Medical Systems Inc *	3,155	98,594
NuVasive Inc *	1,777	90,023
Option Care Health Inc *	4,399	41,658
Orthofix Medical Inc *	1,970	55,180
Performance Food Group Co *	3,885	96,037
PTC Therapeutics Inc *	1,924	85,830
Quidel Corp *	1,923	188,089
Revance Therapeutics Inc *	4,346	64,321
Supernus Pharmaceuticals Inc *	2,121	38,157
Syneos Health Inc *	2,093	82,506
Ultragenyx Pharmaceutical Inc *	2,124	94,369

		2,929,504

	Shares	Value
Financial - 5.2%

Blucora Inc *	4,374	$52,707
ConnectOne Bancorp Inc	3,099	41,651
Essent Group Ltd	2,487	65,508
Glacier Bancorp Inc	1,577	53,626
PS Business Parks Inc REIT	732	99,201
Ryman Hospitality Properties Inc REIT	1,611	57,754

		370,447

Industrial - 15.4%

Aerojet Rocketdyne Holdings Inc *	2,409	100,767
American Woodmark Corp *	1,138	51,859
Astronics Corp *	2,698	24,768
EnPro Industries Inc	1,438	56,916
Generac Holdings Inc *	1,788	166,588
Itron Inc *	1,448	80,842
Masonite International Corp *	1,352	64,152
MasTec Inc *	2,331	76,294
MYR Group Inc *	2,519	65,973
OSI Systems Inc *	1,109	76,432
Saia Inc *	1,089	80,085
SPX Corp *	3,108	101,445
Tetra Tech Inc	1,484	104,800
US Ecology Inc	1,663	50,555

		1,101,476

Technology - 17.6%

Allscripts Healthcare Solutions Inc *	9,590	67,514
Avaya Holdings Corp *	6,151	49,762
Bottomline Technologies DE Inc *	3,070	112,515
Box Inc ‘A’ *	3,163	44,409
Cloudera Inc *	9,545	75,119
CommVault Systems Inc *	1,939	78,491
Cornerstone OnDemand Inc *	2,893	91,853
Glu Mobile Inc *	18,119	113,968
J2 Global Inc	2,083	155,913
Qualys Inc *	1,388	120,742
RealPage Inc *	1,351	71,508
Silicon Laboratories Inc *	1,281	109,410
SPS Commerce Inc *	2,238	104,089
Virtusa Corp *	2,165	61,486

		1,256,779

Total Common Stocks (Cost $7,611,667)		7,018,086

SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	154,877	154,877

Total Short-Term Investment (Cost $154,877)		154,877

TOTAL INVESTMENTS - 100.3% (Cost $7,766,544)		7,172,963

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(20,996)

NET ASSETS - 100.0%		$7,151,967

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-56

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP GROWTH

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	41.0%
Technology	17.6%
Industrial	15.4%
Consumer, Cyclical	11.2%
Communications	5.2%
Financial	5.2%
Others (each less than 3.0%)	4.7%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$7,018,086	$7,018,086	$—	$—
	Short-Term Investment	154,877	154,877	—	—

	Total	$7,172,963	$7,172,963	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-58

B-57

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2020

Explanation of Symbols:

*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2020. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
Ω

The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.

±	Investments categorized as a significant unobservable input (Level 3).

Currency Abbreviations:

USD	United States Dollar

Reference Rate Abbreviation:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

See Notes to Financial Statements

B-58

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2020

	Pacific Funds Portfolio Optimization					Pacific Funds Ultra Short Income
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at value	$214,341,523	$286,718,705	$879,940,322	$660,434,469	$236,595,786	$—
Investments, at value (excluding derivatives)	—	—	—	—	—	24,538,734
Receivables:
Dividends and interest	—	—	—	—	—	109,517
Fund shares sold	105,408	153,123	495,692	259,976	73,152	15
Securities sold	46,228	61,924	—	411,214	1,901	1,239,885
Due from adviser	4,114	3,379	—	—	690	11,247
Prepaid expenses and other assets	12,254	12,745	23,420	18,061	12,503	11,009
Total Assets	214,509,527	286,949,876	880,459,434	661,123,720	236,684,032	25,910,407
LIABILITIES
Payables:
Fund shares redeemed	1,303,391	458,815	745,884	926,965	105,557	—
Securities purchased	—	—	248,490	—	—	1,048,995
Due to custodian	—	—	—	—	—	163,203
Income distributions	—	—	—	—	—	16
Accrued advisory fees	36,950	50,242	155,456	118,592	42,357	5,291
Accrued administration fees	27,712	37,681	116,059	88,125	31,768	3,175
Accrued custodian fees and expenses	—	—	—	—	—	400
Accrued legal, audit and tax service fees	13,557	16,646	41,154	31,698	14,074	5,442
Accrued trustees’ fees and expenses and deferred compensation	4,308	5,187	13,771	9,605	2,785	14
Accrued distribution fees	5,704	5,963	17,489	12,361	4,344	—
Accrued service fees	8,367	11,431	34,980	26,404	9,297	—
Accrued other (1)	20,560	26,340	64,188	51,890	24,459	10,133
Total Liabilities	1,420,549	612,305	1,437,471	1,265,640	234,641	1,236,669
NET ASSETS	$213,088,978	$286,337,571	$879,021,963	$659,858,080	$236,449,391	$24,673,738
NET ASSETS CONSIST OF:
Paid-in capital	$219,933,857	$302,880,041	$910,702,204	$701,714,447	$254,324,052	$25,569,901
Undistributed/accumulated earnings (deficit)	(6,844,879)	(16,542,470)	(31,680,241)	(41,856,367)	(17,874,661)	(896,163)
NET ASSETS	$213,088,978	$286,337,571	$879,021,963	$659,858,080	$236,449,391	$24,673,738
Class A Shares:
Net Assets	$159,186,357	$231,749,097	$714,447,092	$544,604,936	$191,505,025
Shares of beneficial interest outstanding	16,188,658	23,288,746	67,427,493	51,405,297	16,823,385
Net Asset Value per share*	$9.83	$9.95	$10.60	$10.59	$11.38
Sales Charge — Maximum is 5.50% of offering price	0.57	0.58	0.62	0.62	0.66
Maximum offering price per share	$10.40	$10.53	$11.22	$11.21	$12.04
Class C Shares:
Net Assets	$46,908,650	$48,929,426	$142,846,250	$100,768,317	$35,338,677
Shares of beneficial interest outstanding	4,890,376	5,033,274	13,751,514	9,759,453	3,220,365
Net Asset Value per share*	$9.59	$9.72	$10.39	$10.33	$10.97
Class I Shares:
Net Assets						$12,272,661
Shares of beneficial interest outstanding						1,272,059
Net Asset Value per share						$9.65
Advisor Class:
Net Assets	$6,993,971	$5,659,048	$21,728,621	$14,484,827	$9,605,689	$12,401,077
Shares of beneficial interest outstanding	708,215	565,706	2,041,551	1,359,995	839,965	1,285,375
Net Asset Value per share	$9.88	$10.00	$10.64	$10.65	$11.44	$9.65

Investments in affiliated mutual funds, at cost	$216,641,998	$298,276,276	$901,209,091	$695,726,206	$246,388,717	$—
Investments, at cost (excluding derivatives)	—	—	—	—	—	25,419,950

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Accrued other for Pacific Funds Portfolio Optimization Aggressive-Growth includes $12,629 of printing fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2020

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income	Pacific Funds Diversified Income
ASSETS
Investments, at value (excluding derivatives)	$1,019,091,020	$966,158,199	$639,339,684	$1,158,298,014	$136,414,803	$24,237,493
Cash	84,375	260,988	143,835	1,528,436	67,029	13,153
Foreign currency held, at value	—	—	4,733	—	592	15,962
Receivables:
Dividends and interest	5,332,052	6,284,510	6,320,238	3,509,694	2,011,516	107,829
Fund shares sold	14,170,850	10,395,224	6,023,978	10,239,810	92,320	—
Securities sold	24,191,487	33,339,813	45,012,536	206,630,165	508,509	255,348
Due from adviser	139,958	190,212	92,381	159,510	22,754	8,117
Prepaid expenses and other assets	28,364	30,779	29,774	127,327	14,788	5,909
Total Assets	1,063,038,106	1,016,659,725	696,967,159	1,380,492,956	139,132,311	24,643,811
LIABILITIES
Payables:
Fund shares redeemed	11,789,138	9,167,156	4,310,936	18,875,133	51,922	—
Securities purchased	23,140,040	35,773,218	49,042,512	110,737,946	5,532,757	570,269
Line of credit	—	—	—	54,000,000	—	—
Income distributions	70,312	455,235	483,187	730,197	923	—
Accrued advisory fees	369,420	423,034	367,212	728,974	62,557	7,370
Accrued administration fees	139,299	127,078	91,803	169,872	15,639	3,158
Accrued custodian fees and expenses	12,822	22,763	12,554	32,497	2,446	4,386
Accrued legal, audit and tax service fees	47,935	44,357	31,581	56,709	9,710	5,358
Accrued trustees’ fees and expenses and deferred compensation	195	179	165	467	20	14
Accrued distribution fees	5,899	7,000	7,550	12,238	240	—
Accrued service fees	8,188	7,963	5,361	10,539	365	—
Accrued other	124,311	112,431	99,088	364,546	27,036	37,784
Unfunded loan commitment depreciation	—	—	27,452	—	4,902	—
Total Liabilities	35,707,559	46,140,414	54,479,401	185,719,118	5,708,517	628,339
NET ASSETS	$1,027,330,547	$970,519,311	$642,487,758	$1,194,773,838	$133,423,794	$24,015,472
NET ASSETS CONSIST OF:
Paid-in capital	$1,060,837,518	$996,290,539	$732,254,378	$1,442,494,482	$159,221,158	$28,611,778
Undistributed/accumulated earnings (deficit)	(33,506,971)	(25,771,228)	(89,766,620)	(247,720,644)	(25,797,364)	(4,596,306)
NET ASSETS	$1,027,330,547	$970,519,311	$642,487,758	$1,194,773,838	$133,423,794	$24,015,472
Class A Shares:
Net Assets	$154,308,911	$140,649,854	$71,510,410	$162,511,207	$7,226,719
Shares of beneficial interest outstanding	15,359,951	13,274,686	7,359,552	18,468,543	826,007
Net Asset Value per share*	$10.05	$10.60	$9.72	$8.80	$8.75
Sales Charge (1)	0.31	0.47	0.43	0.27	0.39
Maximum offering price per share	$10.36	$11.07	$10.15	$9.07	$9.14
Class C Shares:
Net Assets	$48,815,835	$58,396,858	$63,134,479	$102,845,705	$2,007,057
Shares of beneficial interest outstanding	4,868,835	5,509,539	6,512,760	11,704,425	229,687
Net Asset Value per share*	$10.03	$10.60	$9.69	$8.79	$8.74
Class I Shares:
Net Assets	$106,402,146	$60,354,931	$16,621,634	$415,170,372	$53,966
Shares of beneficial interest outstanding	10,605,453	5,691,095	1,721,194	47,117,049	6,229
Net Asset Value per share	$10.03	$10.61	$9.66	$8.81	$8.66
Class P Shares:
Net Assets		$31,830,791		$7,900,041	$120,807,281
Shares of beneficial interest outstanding		2,992,215		896,733	13,944,180
Net Asset Value Per Share		$10.64		$8.81	$8.66
Advisor Class:
Net Assets	$717,803,655	$679,286,877	$491,221,235	$506,346,513	$3,328,771	$24,015,472
Shares of beneficial interest outstanding	71,426,295	63,963,523	50,547,170	57,345,817	380,090	2,862,136
Net Asset Value per share	$10.05	$10.62	$9.72	$8.83	$8.76	$8.39

Investments, at cost (excluding derivatives)	$1,046,192,910	$970,803,363	$721,355,321	$1,294,703,120	$151,397,242	$28,635,508
Foreign currency held, at cost	—	—	6,640	—	788	15,721

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)

The Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge. The Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2020

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
ASSETS
Investments, at value (excluding derivatives)	$19,766,353	$15,931,993	$243,031,434	$12,486,045	$14,107,893	$7,172,963
Receivables:
Dividends and interest	28,281	30,911	191,520	12,041	23,018	6,101
Fund shares sold	257,654	964	497,746	8,817	105,572	3,230
Securities sold	536,717	—	—	150,049	58,331	—
Due from adviser	8,740	8,840	1,636	6,439	8,056	6,989
Prepaid expenses and other assets	12,634	23,121	27,395	23,107	23,122	11,639
Total Assets	20,610,379	15,995,829	243,749,731	12,686,498	14,325,992	7,200,922
LIABILITIES
Payables:
Fund shares redeemed	21,950	72	680,085	95,623	33,467	20,917
Securities purchased	527,003	—	—	58,423	268,918	—
Accrued advisory fees	7,591	7,904	168,607	8,570	9,585	11,450
Accrued administration fees	2,530	2,156	33,721	1,714	1,917	2,290
Accrued custodian fees and expenses	465	225	3,823	196	218	320
Accrued legal, audit and tax service fees	5,201	5,080	14,315	4,958	5,008	4,910
Accrued trustees’ fees and expenses and deferred compensation	5	7	69	5	6	14
Accrued distribution fees	420	295	1,155	68	79	72
Accrued service fees	544	258	983	160	69	110
Accrued other (1)	7,541	6,627	44,903	7,424	7,701	8,872
Total Liabilities	573,250	22,624	947,661	177,141	326,968	48,955
NET ASSETS	$20,037,129	$15,973,205	$242,802,070	$12,509,357	$13,999,024	$7,151,967
NET ASSETS CONSIST OF:
Paid-in capital	$19,673,377	$16,847,377	$307,057,273	$16,434,148	$19,642,168	$13,474,750
Undistributed/accumulated earnings (deficit)	363,752	(874,172)	(64,255,203)	(3,924,791)	(5,643,144)	(6,322,783)
NET ASSETS	$20,037,129	$15,973,205	$242,802,070	$12,509,357	$13,999,024	$7,151,967
Class A Shares:
Net Assets	$9,986,283	$3,892,219	$14,378,769	$3,342,716	$1,022,751	$2,106,839
Shares of beneficial interest outstanding	893,917	466,140	1,511,021	390,394	166,380	248,196
Net Asset Value per share*	$11.17	$8.35	$9.52	$8.56	$6.15	$8.49
Sales Charge — Maximum is 4.25% of offering price	0.50	0.37	0.42	0.38	0.27	0.38
Maximum offering price per share	$11.67	$8.72	$9.94	$8.94	$6.42	$8.87
Class C Shares:
Net Assets	$3,433,043	$2,394,334	$9,277,001	$538,035	$644,202	$586,501
Shares of beneficial interest outstanding	308,937	288,660	1,004,451	64,218	106,733	71,525
Net Asset Value per share*	$11.11	$8.29	$9.24	$8.38	$6.04	$8.20
Advisor Class:
Net Assets	$5,931,583	$8,667,447	$214,344,288	$7,897,333	$10,018,112	$3,083,461
Shares of beneficial interest outstanding	526,864	1,033,561	22,368,493	906,981	1,618,035	358,871
Net Asset Value per share	$11.26	$8.39	$9.58	$8.71	$6.19	$8.59
Class R6 (formerly Class S):
Net Assets	$686,220	$1,019,205	$4,802,012	$731,273	$2,313,959	$1,375,166
Shares of beneficial interest outstanding	62,141	122,605	500,682	91,702	375,308	159,388
Net Asset Value per share	$11.04	$8.31	$9.59	$7.97	$6.17	$8.63

Investments, at cost (excluding derivatives)	$18,978,576	$16,430,357	$288,696,067	$15,071,587	$18,338,381	$7,766,544

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Accrued other for Pacific Funds Large-Cap Value and Pacific Funds Small-Cap Growth includes $4,215 and $5,750, respectively, of portfolio accounting fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2020

	Pacific Funds Portfolio Optimization					Pacific Funds Ultra Short Income (1)
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$—	$—	$—	$21,379
Dividends from affiliated mutual fund investments	$5,306,623	$7,458,539	$21,547,669	$17,321,189	$5,857,812	—
Interest, net of foreign taxes withheld	—	—	—	—	—	476,117
Total Investment Income	5,306,623	7,458,539	21,547,669	17,321,189	5,857,812	497,496

EXPENSES
Advisory fees	481,289	694,932	2,171,773	1,692,832	614,838	47,997
Administration fees	360,967	521,199	1,628,830	1,269,624	461,128	38,442
Support services expenses	30,601	44,589	138,108	106,787	38,279	2,011
Custodian fees and expenses	—	—	—	—	—	900
Portfolio accounting fees	18,234	18,511	20,524	19,930	18,461	15,359
Shareholder report expenses	28,060	40,754	127,215	98,984	35,737	2,022
Distribution fees (2)
Class B (3)	38,963	64,572	210,153	156,322	49,861
Class C	536,185	645,017	1,852,366	1,348,660	448,617

Service fees (2)
Class A	390,359	614,457	1,960,647	1,566,609	572,292
Class B (3)	12,988	21,524	70,051	52,108	16,620
Class C	178,728	215,006	617,456	449,553	149,539
Transfer agency out-of-pocket expenses	11,826	17,960	54,167	41,497	14,467	873
Registration fees	56,466	57,217	68,231	68,784	59,175	41,917
Legal, audit and tax service fees	32,225	42,096	118,141	89,309	34,448	7,212
Trustees’ fees and expenses	11,393	16,793	52,492	41,085	14,851	933
Offering expenses	—	—	—	—	—	16,949
Other	9,032	11,982	33,637	26,767	10,612	2,598
Total Expenses	2,197,316	3,026,609	9,123,791	7,028,851	2,538,925	177,213
Adviser Expense Reimbursement	(197,838)	(249,902)	(612,516)	(493,143)	(226,029)	(115,776)
Net Expenses	1,999,478	2,776,707	8,511,275	6,535,708	2,312,896	61,437
NET INVESTMENT INCOME (LOSS)	3,307,145	4,681,832	13,036,394	10,785,481	3,544,916	436,059

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	—	—	—	—	—	(15,835)
Investment security transactions in affiliated mutual funds	(2,738,150)	(4,110,009)	(13,988,422)	(8,228,433)	(7,715,310)	—
Capital gain distributions from affiliated mutual fund investments	1,969,923	4,940,934	19,378,602	17,879,821	7,423,829	—
Net Realized Gain (Loss)	(768,227)	830,925	5,390,180	9,651,388	(291,481)	(15,835)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	(6,207,112)	(18,767,202)	(82,605,083)	(99,881,388)	(39,414,626)	(881,216)
Change in Net Unrealized Appreciation (Depreciation)	(6,207,112)	(18,767,202)	(82,605,083)	(99,881,388)	(39,414,626)	(881,216)
NET GAIN (LOSS)	(6,975,339)	(17,936,277)	(77,214,903)	(90,230,000)	(39,706,107)	(897,051)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,668,194)	($13,254,445)	($64,178,509)	($79,444,519)	($36,161,191)	($460,992)

Foreign taxes withheld on dividends and interest	$—	$—	$—	$—	$—	$412

(1)	Pacific Funds Ultra Short Income commenced operations on June 28, 2019.
(2)	The Advisor Class shares are not subject to distribution and service fees.
(3)	Class B shares were converted to Class A shares on July 31, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2020

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income	Pacific Funds Diversified Income (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$755,972	$823,512	$1,282,300	$2,142,825	$160,827	$389,888
Interest, net of foreign taxes withheld	29,123,739	28,667,240	33,571,736	89,127,406	7,608,783	291,596
Total Investment Income	29,879,711	29,490,752	34,854,036	91,270,231	7,769,610	681,484

EXPENSES
Advisory fees	3,879,833	4,157,814	4,277,778	10,470,412	769,882	75,313
Administration fees	2,389,985	2,031,429	1,829,020	3,664,108	208,945	54,059
Support services expenses	104,593	87,363	79,535	206,914	15,382	2,257
Custodian fees and expenses	31,167	38,763	27,200	89,720	5,146	14,179
Portfolio accounting fees	129,042	116,134	105,336	170,809	40,894	55,744
Shareholder report expenses	104,404	85,482	77,609	192,897	15,037	2,312
Distribution fees (2)
Class C	354,792	501,855	502,915	1,151,113	21,028
Service fees (2)
Class A	366,933	297,951	187,553	493,986	17,752
Class C	118,264	167,285	167,638	383,705	7,009
Transfer agency out-of-pocket expenses	43,818	36,500	33,209	85,288	6,447	980
Registration fees	144,024	138,466	102,681	123,099	56,457	—
Legal, audit and tax service fees	129,997	118,835	84,465	183,888	20,363	7,520
Trustees’ fees and expenses	42,781	36,007	32,179	77,197	6,057	1,060
Offering expenses	—	—	—	—	—	17,912
Interest expense	—	—	—	599,315	—	—
Other	24,308	23,935	20,854	49,212	5,423	1,543
Total Expenses	7,863,941	7,837,819	7,527,972	17,941,663	1,195,822	232,879
Advisory Fee Waiver	(8,285)	(1,152)	—	(152,708)	—	—
Adviser Expense Reimbursement	(2,174,161)	(2,204,086)	(1,718,677)	(3,637,709)	(253,239)	(136,048)
Net Expenses	5,681,495	5,632,581	5,809,295	14,151,246	942,583	96,831
NET INVESTMENT INCOME (LOSS)	24,198,216	23,858,171	29,044,741	77,118,985	6,827,027	584,653

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(4,127,105)	1,462,888	2,330,691	(56,634,350)	(1,118,815)	(172,987)
Foreign currency transactions	—	—	—	—	—	1,724
Net Realized Gain (Loss)	(4,127,105)	1,462,888	2,330,691	(56,634,350)	(1,118,815)	(171,263)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(30,429,991)	(10,034,877)	(76,831,625)	(111,851,382)	(14,692,991)	(4,398,015)
Foreign currencies	—	—	(252)	—	(31)	97
Unfunded loan commitments	—	—	(27,452)	44,140	(4,902)	—
Change in Net Unrealized Appreciation (Depreciation)	(30,429,991)	(10,034,877)	(76,859,329)	(111,807,242)	(14,697,924)	(4,397,918)
NET GAIN (LOSS)	(34,557,096)	(8,571,989)	(74,528,638)	(168,441,592)	(15,816,739)	(4,569,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,358,880)	$15,286,182	($45,483,897)	($91,322,607)	($8,989,712)	($3,984,528)

Foreign taxes withheld on dividends and interest	$5,734	$2,548	$—	$—	$27	$10,786

(1)	Pacific Funds Diversified Income commenced operations on June 28, 2019.
(2)	The Class I, Class P, and Advisor Class shares are not subject to distribution and service fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2020

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$398,929	$480,044	$4,228,544	$185,787	$303,634	$134,505
Total Investment Income	398,929	480,044	4,228,544	185,787	303,634	134,505

EXPENSES
Advisory fees	106,549	113,835	2,735,456	142,062	144,005	240,903
Administration fees	55,027	50,825	927,110	47,994	45,224	56,818
Support services expenses	2,505	2,350	44,132	2,324	2,184	4,159
Custodian fees and expenses	1,121	462	9,574	613	2,149	5,413
Portfolio accounting fees	13,410	13,422	42,901	13,810	13,764	14,785
Shareholder report expenses	2,428	2,166	41,993	2,108	2,196	3,654
Distribution fees (1)
Class C	30,016	25,273	109,800	6,900	8,660	6,711
Service fees (1)
Class A	23,088	11,544	50,905	11,480	3,619	7,504
Class C	10,005	8,424	36,600	2,300	2,887	2,237
Transfer agency out-of-pocket expenses	1,027	920	18,475	965	899	1,689
Registration fees	48,194	49,106	58,121	49,005	48,006	47,886
Legal, audit and tax service fees	6,759	6,402	36,141	6,125	6,192	6,164
Trustees’ fees and expenses	984	905	17,023	884	864	1,513
Other	3,876	4,086	24,303	3,995	4,217	5,086
Total Expenses	304,989	289,720	4,152,534	290,565	284,866	404,522
Advisory Fee Waiver	(5,055)	—	—	—	—	—
Adviser Expense Reimbursement	(93,139)	(91,667)	(516,716)	(91,474)	(89,955)	(89,691)
Net Expenses	206,795	198,053	3,635,818	199,091	194,911	314,831
NET INVESTMENT INCOME (LOSS)	192,134	281,991	592,726	(13,304)	108,723	(180,326)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(97,339)	286,736	(10,052,546)	(532,292)	(837,156)	(3,401,859)
Net Realized Gain (Loss)	(97,339)	286,736	(10,052,546)	(532,292)	(837,156)	(3,401,859)
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(2,121,765)	(3,942,107)	(80,601,333)	(4,618,018)	(5,723,381)	(6,860,717)
Change in Net Unrealized Appreciation (Depreciation)	(2,121,765)	(3,942,107)	(80,601,333)	(4,618,018)	(5,723,381)	(6,860,717)
NET GAIN (LOSS)	(2,219,104)	(3,655,371)	(90,653,879)	(5,150,310)	(6,560,537)	(10,262,576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,026,970)	($3,373,380)	($90,061,153)	($5,163,614)	($6,451,814)	($10,442,902)

Foreign taxes withheld on dividends and interest	$366	$28	$—	$—	$—	$—

(1)	The Class P, Advisor, and Class R6 shares are not subject to distribution and service fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	$3,307,145	$4,003,570	$4,681,832	$4,918,107	$13,036,394	$10,407,470
Net realized gain (loss)	(768,227)	8,999,746	830,925	26,569,697	5,390,180	109,430,792
Change in net unrealized appreciation (depreciation)	(6,207,112)	(9,753,514)	(18,767,202)	(26,777,500)	(82,605,083)	(97,037,490)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,668,194)	3,249,802	(13,254,445)	4,710,304	(64,178,509)	22,800,772

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(3,496,340)	(12,592,979)	(6,237,238)	(33,217,964)	(42,583,183)	(112,777,136)
Class B	—	(1,853,035)	—	(4,924,308)	—	(16,690,844)
Class C	(595,692)	(12,087,506)	(835,495)	(23,842,136)	(7,563,008)	(71,737,804)
Class R		(468,143)		(814,614)		(3,856,053)
Advisor Class	(191,513)	(827,847)	(153,960)	(1,073,763)	(1,376,454)	(4,965,609)
Net Decrease from Dividends and Distributions to Shareholders	(4,283,545)	(27,829,510)	(7,226,693)	(63,872,785)	(51,522,645)	(210,027,446)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	68,282,930	17,040,384	85,904,282	22,266,413	230,940,135	67,659,104
Class B	60,979	644,833	—	298,059	204,522	811,986
Class C	12,063,848	10,935,788	6,566,839	10,682,389	15,051,904	24,399,313
Class R		659,721		620,066		3,956,944
Advisor Class	4,070,418	3,309,815	2,698,255	5,901,913	7,307,742	17,181,484
Dividends and distribution reinvestments
Class A	3,458,903	12,486,167	6,146,004	32,858,005	42,116,423	111,916,625
Class B	—	1,805,246	—	4,801,673	—	16,476,006
Class C	589,829	11,921,411	821,265	23,453,860	7,515,405	70,315,954
Class R		468,143		814,614		3,856,053
Advisor Class	187,112	792,027	152,205	1,064,963	1,353,146	4,839,682
Cost of shares repurchased
Class A	(40,015,894)	(33,270,001)	(62,597,607)	(57,777,975)	(183,271,940)	(141,741,982)
Class B	(2,780,740)	(8,717,936)	(6,205,936)	(11,484,193)	(17,119,821)	(31,961,495)
Class C	(76,824,409)	(37,513,896)	(94,049,380)	(49,618,847)	(249,201,774)	(113,479,765)
Class R		(1,421,688)		(836,162)		(6,285,146)
Advisor Class	(3,762,031)	(4,658,762)	(4,549,650)	(3,480,671)	(10,907,094)	(13,708,609)
Share class conversions
Class A (1) (2)	14,289,154	4,294,105	22,496,950	4,987,595	76,126,118	22,187,993
Class B (1)	(14,289,154)	—	(22,496,950)	—	(76,126,118)	—
Class R (2)		(4,294,105)		(4,987,595)		(22,187,993)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,669,055)	(25,518,748)	(65,113,723)	(20,435,893)	(156,011,352)	14,236,154
NET INCREASE (DECREASE) IN NET ASSETS	(42,620,794)	(50,098,456)	(85,594,861)	(79,598,374)	(271,712,506)	(172,990,520)

NET ASSETS
Beginning of Year	255,709,772	305,808,228	371,932,432	451,530,806	1,150,734,469	1,323,724,989
End of Year	$213,088,978	$255,709,772	$286,337,571	$371,932,432	$879,021,963	$1,150,734,469

(1)	Class B shares were converted to Class A shares on July 31, 2019.
(2)	Class R shares were converted to Class A shares on March 22, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Ultra Short Income
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2020 (1)
OPERATIONS
Net investment income (loss)	$10,785,481	$5,031,109	$3,544,916	$1,096,862	$436,059
Net realized gain (loss)	9,651,388	116,508,679	(291,481)	50,537,474	(15,835)
Change in net unrealized appreciation (depreciation)	(99,881,388)	(99,596,050)	(39,414,626)	(42,365,388)	(881,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	(79,444,519)	21,943,738	(36,161,191)	9,268,948	(460,992)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(46,228,345)	(99,899,454)	(19,254,539)	(34,560,435)
Class B	—	(13,714,779)	—	(4,182,986)
Class C	(8,222,160)	(54,931,185)	(3,359,406)	(16,772,422)
Class R		(2,517,415)		(1,055,968)
Class I					(218,323)
Advisor Class	(1,357,710)	(4,602,497)	(973,719)	(2,356,107)	(219,954)
Net Decrease from Dividends and Distributions to Shareholders	(55,808,215)	(175,665,330)	(23,587,664)	(58,927,918)	(438,277)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	162,348,601	53,017,761	52,506,286	21,090,137
Class B	154,946	641,777	42,567	319,857
Class C	12,285,335	19,642,987	5,606,823	8,385,039
Class R		1,826,895		1,045,959
Class I					12,501,930
Advisor Class	6,183,135	15,584,736	4,313,407	6,990,405	13,037,214
Dividends and distribution reinvestments
Class A	45,869,026	99,254,420	19,088,348	34,287,460
Class B	—	13,510,901	—	4,169,079
Class C	8,177,203	54,318,779	3,341,601	16,485,319
Class R		2,517,415		1,055,968
Class I					218,323
Advisor Class	1,286,917	4,350,180	962,601	2,321,572	219,662
Cost of shares repurchased
Class A	(131,550,373)	(106,383,272)	(41,610,675)	(29,140,734)
Class B	(11,696,472)	(24,161,042)	(3,188,133)	(6,974,878)
Class C	(174,938,925)	(71,029,532)	(51,775,006)	(22,731,074)
Class R		(4,117,896)		(2,882,205)
Class I					—
Advisor Class	(9,275,777)	(12,372,320)	(3,896,732)	(6,533,420)	(404,122)
Share class conversions
Class A (2) (3)	57,500,119	13,475,454	18,773,764	5,855,112
Class B (2)	(57,500,119)	—	(18,773,764)	—
Class R (3)		(13,475,454)		(5,855,112)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(91,156,384)	46,601,789	(14,608,913)	27,888,484	25,573,007
NET INCREASE (DECREASE) IN NET ASSETS	(226,409,118)	(107,119,803)	(74,357,768)	(21,770,486)	24,673,738

NET ASSETS
Beginning of Year or Period	886,267,198	993,387,001	310,807,159	332,577,645	—
End of Year or Period	$659,858,080	$886,267,198	$236,449,391	$310,807,159	$24,673,738

(1)	Pacific Funds Ultra Short Income commenced operations on June 28, 2019.
(2)	Class B shares were converted to Class A shares on July 31, 2019.
(3)	Class R shares were converted to Class A shares on March 22, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	$24,198,216	$13,656,044	$23,858,171	$20,638,993	$29,044,741	$25,647,966
Net realized gain (loss)	(4,127,105)	(868,315)	1,462,888	(7,715,010)	2,330,691	(2,204,849)
Change in net unrealized appreciation (depreciation)	(30,429,991)	6,040,386	(10,034,877)	10,264,861	(76,859,329)	(3,625,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,358,880)	18,828,115	15,286,182	23,188,844	(45,483,897)	19,818,002

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(3,444,872)	(2,288,424)	(3,203,265)	(3,145,957)	(2,963,544)	(2,887,137)
Class C	(754,049)	(761,316)	(1,321,140)	(2,167,183)	(2,205,219)	(2,122,133)
Class I	(2,616,147)	(1,010,121)	(1,322,424)	(502,503)	(531,090)	(229,143)
Class P			(1,136,355)	(1,845,313)
Advisor Class	(17,396,815)	(9,439,029)	(16,948,777)	(13,013,000)	(23,455,154)	(20,322,895)
Net Decrease from Dividends and Distributions to Shareholders	(24,211,883)	(13,498,890)	(23,931,961)	(20,673,956)	(29,155,007)	(25,561,308)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	93,279,607	70,623,211	94,149,630	18,564,517	53,489,986	24,665,776
Class C	23,745,351	15,901,633	20,678,627	7,830,292	32,011,033	16,877,365
Class I	61,788,420	84,288,064	44,429,026	23,761,756	14,860,399	2,795,211
Class P			901,272	5,903,182
Advisor Class	770,064,807	384,985,237	526,492,900	210,403,956	375,159,036	285,918,426
Dividends and distribution reinvestments
Class A	2,873,615	2,000,466	3,000,000	2,830,461	2,472,512	2,432,833
Class C	742,931	726,149	1,220,132	1,967,047	1,967,242	1,826,650
Class I	2,615,434	1,009,574	1,321,741	501,767	526,364	226,671
Class P			1,136,355	1,845,313
Advisor Class	17,048,396	8,986,733	12,532,117	9,198,335	18,596,983	15,471,909
Cost of shares repurchased
Class A	(56,297,110)	(48,667,567)	(37,597,768)	(71,051,776)	(37,453,350)	(36,906,963)
Class C	(20,526,432)	(15,125,797)	(45,754,653)	(29,915,702)	(23,169,082)	(16,886,426)
Class I	(38,349,962)	(6,860,042)	(11,005,797)	(2,653,440)	(2,858,725)	(1,123,649)
Class P			(11,016,166)	(33,707,701)
Advisor Class	(527,097,707)	(186,314,605)	(245,376,101)	(216,921,483)	(300,790,959)	(245,658,070)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	329,887,350	311,553,056	355,111,315	(71,443,476)	134,811,439	49,639,733
NET INCREASE (DECREASE) IN NET ASSETS	295,316,587	316,882,281	346,465,536	(68,928,588)	60,172,535	43,896,427

NET ASSETS
Beginning of Year	732,013,960	415,131,679	624,053,775	692,982,363	582,315,223	538,418,796
End of Year	$1,027,330,547	$732,013,960	$970,519,311	$624,053,775	$642,487,758	$582,315,223

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds High Income		Pacific Funds Diversified Income
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2020 (1)
OPERATIONS
Net investment income (loss)	$77,118,985	$89,321,214	$6,827,027	$3,977,048	$584,653
Net realized gain (loss)	(56,634,350)	(16,678,087)	(1,118,815)	(1,030,376)	(171,263)
Change in net unrealized appreciation (depreciation)	(111,807,242)	(28,107,047)	(14,697,924)	86,556	(4,397,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	(91,322,607)	44,536,080	(8,989,712)	3,033,228	(3,984,528)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(9,176,534)	(10,451,833)	(357,231)	(292,486)
Class C	(6,124,796)	(8,439,626)	(120,572)	(195,304)
Class I	(25,266,290)	(23,883,146)	(6,775)	(11,349)
Class P	(1,088,004)	(2,709,538)	(6,078,920)	(3,340,878)
Advisor Class	(35,649,718)	(44,322,870)	(266,141)	(148,700)	(616,011)
Net Decrease from Dividends and Distributions to Shareholders	(77,305,342)	(89,807,013)	(6,829,639)	(3,988,717)	(616,011)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	83,933,804	104,234,100	6,114,560	3,220,786
Class C	21,490,990	56,249,918	473,564	716,716
Class I	232,174,855	418,708,224	600	42,055
Class P	268,116	2,293,667	34,604,054	65,198,232
Advisor Class	326,320,702	654,273,775	3,050,714	2,682,948	28,000,000
Dividends and distribution reinvestments
Class A	8,731,691	9,440,707	349,879	284,987
Class C	5,899,596	7,744,275	115,509	188,590
Class I	18,384,219	14,404,875	6,511	11,283
Class P	1,073,942	2,709,538	6,078,920	3,340,878
Advisor Class	33,989,428	39,800,982	265,285	146,871	616,011
Cost of shares repurchased
Class A	(110,817,563)	(114,633,080)	(3,214,509)	(3,703,876)
Class C	(108,359,450)	(53,193,064)	(2,032,207)	(1,528,238)
Class I	(275,070,407)	(219,420,364)	(120,177)	(85,863)
Class P	(24,107,910)	(36,334,229)	(19,463,586)	(23,286,646)
Advisor Class	(610,484,330)	(555,917,071)	(3,047,072)	(1,650,968)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(396,572,317)	330,362,253	23,182,045	45,577,755	28,616,011
NET INCREASE (DECREASE) IN NET ASSETS	(565,200,266)	285,091,320	7,362,694	44,622,266	24,015,472

NET ASSETS
Beginning of Year or Period	1,759,974,104	1,474,882,784	126,061,100	81,438,834	—
End of Year or Period	$1,194,773,838	$1,759,974,104	$133,423,794	$126,061,100	$24,015,472

(1)	Pacific Funds Diversified Income commenced operations on June 28, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Large-Cap		Pacific Funds Large-Cap Value		Pacific Funds Small/Mid-Cap
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	$192,134	$171,856	$281,991	$377,614	$592,726	$141,506
Net realized gain (loss)	(97,339)	255,129	286,736	1,566,245	(10,052,546)	(1,202,028)
Change in net unrealized appreciation (depreciation)	(2,121,765)	794,723	(3,942,107)	(1,146,418)	(80,601,333)	8,050,964
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,026,970)	1,221,708	(3,373,380)	797,441	(90,061,153)	6,990,442

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(107,522)	(293,281)	(462,603)	(279,931)	(49,996)	(640,045)
Class C	(15,833)	(166,794)	(308,270)	(230,757)	—	(466,266)
Advisor Class	(102,239)	(407,953)	(1,101,343)	(1,377,251)	(1,391,644)	(5,717,212)
Class R6 (formerly Class S)	(13,333)	(31,514)	(75,914)	(45,410)	(30,651)	(187,396)
Net Decrease from Dividends and Distributions to Shareholders	(238,927)	(899,542)	(1,948,130)	(1,933,349)	(1,472,291)	(7,010,919)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	5,038,381	4,770,361	1,311,510	1,558,272	5,501,413	13,119,138
Class C	1,339,530	1,180,700	435,120	765,875	1,210,533	4,827,893
Advisor Class	2,133,716	1,509,946	5,547,680	284,501	57,620,873	228,165,055
Investor Class		21		—		637,610
Class R6 (formerly Class S)	—	342,150	512,750	283,922	372,360	569,158
Dividends and distribution reinvestments
Class A	107,044	291,142	453,589	271,766	49,767	637,748
Class C	15,774	166,366	307,690	229,197	—	466,266
Advisor Class	100,975	403,573	1,099,174	1,375,545	1,366,875	5,608,985
Investor Class		—		—		—
Class R6 (formerly Class S)	13,333	31,514	75,914	45,410	30,651	187,396
Cost of shares repurchased
Class A	(2,080,517)	(2,442,917)	(1,054,663)	(734,887)	(8,030,487)	(17,793,874)
Class C	(1,464,016)	(1,029,023)	(1,049,303)	(1,680,413)	(5,177,528)	(3,349,491)
Advisor Class	(2,541,152)	(3,153,984)	(4,610,668)	(10,646,030)	(91,630,898)	(83,368,175)
Investor Class		(138,888)		(3,085)		(2,180,734)
Class R6 (formerly Class S)	(144,642)	(171,384)	(193,869)	(1,479,100)	(317,492)	(4,167,845)
Share class conversions
Class A (1)		336,632		106,330		5,349,094
Investor Class (1)		(336,632)		(106,330)		(5,349,094)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,518,426	1,759,577	2,834,924	(9,729,027)	(39,003,933)	143,359,130
NET INCREASE (DECREASE) IN NET ASSETS	252,529	2,081,743	(2,486,586)	(10,864,935)	(130,537,377)	143,338,653

NET ASSETS
Beginning of Year	19,784,600	17,702,857	18,459,791	29,324,726	373,339,447	230,000,794
End of Year	$20,037,129	$19,784,600	$15,973,205	$18,459,791	$242,802,070	$373,339,447

(1)	Investor Class shares were converted to Class A shares on July 31, 2018.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small-Cap		Pacific Funds Small-Cap Value		Pacific Funds Small-Cap Growth
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	($13,304)	($13,257)	$108,723	$131,421	($180,326)	($242,588)
Net realized gain (loss)	(532,292)	293,078	(837,156)	1,654,755	(3,401,859)	1,869,965
Change in net unrealized appreciation (depreciation)	(4,618,018)	(434,380)	(5,723,381)	(3,313,252)	(6,860,717)	(622,046)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,163,614)	(154,559)	(6,451,814)	(1,527,076)	(10,442,902)	1,005,331

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(6,669)	(266,919)	(11,981)	(184,456)	—	(217,723)
Class C	—	(45,131)	—	(205,173)	—	(78,739)
Class P					—	(2,593,389)
Advisor Class	(41,249)	(724,054)	(138,648)	(2,622,348)	—	(1,438,459)
Class R6 (formerly Class S)	(2,361)	(22,537)	(33,117)	(970,543)	—	(595,834)
Net Decrease from Dividends and Distributions to Shareholders	(50,279)	(1,058,641)	(183,746)	(3,982,520)	—	(4,924,144)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	1,045,701	976,454	505,054	521,330	266,840	1,002,273
Class C	184,876	439,449	79,420	581,842	147,505	671,100
Class P					174,705	14,581,877
Advisor Class	1,830,255	5,813,754	4,788,635	4,150,430	441,870	6,511,680
Investor Class		362,923		39,672		202
Class R6 (formerly Class S)	365,125	273,636	297,375	220,011	—	505,875
Dividends and distribution reinvestments
Class A	6,597	257,678	11,981	184,456	—	217,723
Class C	—	45,131	—	205,173	—	78,739
Class P					—	2,593,389
Advisor Class	39,840	701,863	138,592	2,591,080	—	1,436,386
Investor Class		—		—		—
Class R6 (formerly Class S)	2,361	22,537	33,117	970,543	—	595,834
Cost of shares repurchased
Class A	(1,307,623)	(1,562,670)	(285,006)	(479,587)	(425,826)	(179,852)
Class C	(290,914)	(310,509)	(392,165)	(794,484)	(263,998)	(516,714)
Class P					(16,660,941)	(18,163,421)
Advisor Class	(3,820,265)	(7,275,080)	(1,802,038)	(7,174,364)	(1,396,000)	(15,180,871)
Investor Class		(168,462)		(8,110)		—
Class R6 (formerly Class S)	(99,670)	(75,001)	(123,707)	(6,113,704)	(303,387)	(8,750,477)
Share class conversions
Class A (1)		3,512,299		201,962		1,611,351
Investor Class (1)		(3,512,299)		(201,962)		(1,611,351)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,043,717)	(498,297)	3,251,258	(5,105,712)	(18,019,232)	(14,596,257)
NET INCREASE (DECREASE) IN NET ASSETS	(7,257,610)	(1,711,497)	(3,384,302)	(10,615,308)	(28,462,134)	(18,515,070)

NET ASSETS
Beginning of Year	19,766,967	21,478,464	17,383,326	27,998,634	35,614,101	54,129,171
End of Year	$12,509,357	$19,766,967	$13,999,024	$17,383,326	$7,151,967	$35,614,101

(1)	Investor Class shares were converted to Class A shares on July 31, 2018.

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative (6)

Class A
4/1/2019 - 3/31/2020	$10.23	$0.17	($0.35)	($0.18)	($0.20)	($0.02)	($0.22)	$9.83	0.68%	0.60%	1.60%	(1.95%)	$159,186	22%
4/1/2018 - 3/31/2019	11.24	0.20	(0.04)	0.16	(0.21)	(0.96)	(1.17)	10.23	0.68%	0.60%	1.83%	1.88%	121,012	30%
4/1/2017 - 3/31/2018	10.98	0.25	0.26	0.51	(0.25)	—	(0.25)	11.24	0.68%	0.60%	2.18%	4.60%	131,023	30%
4/1/2016 - 3/31/2017	10.63	0.19	0.52	0.71	(0.22)	(0.14)	(0.36)	10.98	0.68%	0.60%	1.70%	6.59%	136,881	57%
4/1/2015 - 3/31/2016	11.22	0.22	(0.43)	(0.21)	(0.28)	(0.10)	(0.38)	10.63	0.67%	0.60%	1.99%	(1.73%)	154,762	42%
Class C
4/1/2019 - 3/31/2020	$9.97	$0.09	($0.35)	($0.26)	($0.10)	($0.02)	($0.12)	$9.59	1.43%	1.35%	0.86%	(2.72%)	$46,909	22%
4/1/2018 - 3/31/2019	11.00	0.11	(0.03)	0.08	(0.15)	(0.96)	(1.11)	9.97	1.43%	1.35%	1.08%	1.13%	111,233	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	—	(0.18)	11.00	1.43%	1.35%	1.43%	3.89%	137,036	30%
4/1/2016 - 3/31/2017	10.44	0.10	0.51	0.61	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.79%	153,433	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.42)	(0.29)	(0.22)	(0.10)	(0.32)	10.44	1.42%	1.35%	1.24%	(2.51%)	173,137	42%
Advisor Class
4/1/2019 - 3/31/2020	$10.26	$0.20	($0.35)	($0.15)	($0.21)	($0.02)	($0.23)	$9.88	0.43%	0.35%	1.85%	(1.68%)	$6,994	22%
4/1/2018 - 3/31/2019	11.26	0.22	(0.03)	0.19	(0.23)	(0.96)	(1.19)	10.26	0.43%	0.35%	2.08%	2.26%	6,893	30%
4/1/2017 - 3/31/2018	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26	0.43%	0.35%	2.43%	4.79%	8,135	30%
4/1/2016 - 3/31/2017	10.65	0.21	0.52	0.73	(0.24)	(0.14)	(0.38)	11.00	0.43%	0.35%	1.95%	6.89%	5,404	57%
4/1/2015 - 3/31/2016	11.23	0.25	(0.43)	(0.18)	(0.30)	(0.10)	(0.40)	10.65	0.42%	0.35%	2.24%	(1.53%)	4,976	42%
Pacific Funds Portfolio Optimization Moderate-Conservative (6)

Class A
4/1/2019 - 3/31/2020	$10.70	$0.17	($0.66)	($0.49)	($0.22)	($0.04)	($0.26)	$9.95	0.67%	0.60%	1.55%	(4.94%)	$231,749	20%
4/1/2018 - 3/31/2019	12.58	0.18	(0.06)	0.12	(0.20)	(1.80)	(2.00)	10.70	0.68%	0.60%	1.55%	1.91%	199,827	45%
4/1/2017 - 3/31/2018	12.21	0.25	0.53	0.78	(0.27)	(0.14)	(0.41)	12.58	0.67%	0.60%	1.95%	6.36%	227,420	30%
4/1/2016 - 3/31/2017	11.73	0.20	0.79	0.99	(0.24)	(0.27)	(0.51)	12.21	0.67%	0.60%	1.68%	8.49%	236,725	53%
4/1/2015 - 3/31/2016	12.61	0.25	(0.50)	(0.25)	(0.29)	(0.34)	(0.63)	11.73	0.67%	0.60%	2.07%	(1.87%)	255,376	34%
Class C
4/1/2019 - 3/31/2020	$10.44	$0.09	($0.66)	($0.57)	($0.11)	($0.04)	($0.15)	$9.72	1.42%	1.35%	0.80%	(5.63%)	$48,929	20%
4/1/2018 - 3/31/2019	12.34	0.09	(0.06)	0.03	(0.13)	(1.80)	(1.93)	10.44	1.43%	1.35%	0.80%	1.11%	136,522	45%
4/1/2017 - 3/31/2018	12.00	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.34	1.42%	1.35%	1.20%	5.60%	174,766	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.77	0.88	(0.17)	(0.27)	(0.44)	12.00	1.42%	1.35%	0.93%	7.74%	200,105	53%
4/1/2015 - 3/31/2016	12.45	0.16	(0.48)	(0.32)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	221,192	34%
Advisor Class
4/1/2019 - 3/31/2020	$10.75	$0.20	($0.67)	($0.47)	($0.24)	($0.04)	($0.28)	$10.00	0.42%	0.35%	1.80%	(4.67%)	$5,659	20%
4/1/2018 - 3/31/2019	12.62	0.21	(0.06)	0.15	(0.22)	(1.80)	(2.02)	10.75	0.42%	0.35%	1.80%	2.10%	7,701	45%
4/1/2017 - 3/31/2018	12.24	0.28	0.53	0.81	(0.29)	(0.14)	(0.43)	12.62	0.42%	0.35%	2.20%	6.62%	5,196	30%
4/1/2016 - 3/31/2017	11.75	0.23	0.79	1.02	(0.26)	(0.27)	(0.53)	12.24	0.42%	0.35%	1.93%	8.78%	4,895	53%
4/1/2015 - 3/31/2016	12.62	0.28	(0.49)	(0.21)	(0.32)	(0.34)	(0.66)	11.75	0.42%	0.35%	2.32%	(1.60%)	4,891	34%
Pacific Funds Portfolio Optimization Moderate (6)

Class A
4/1/2019 - 3/31/2020	$12.01	$0.17	($0.95)	($0.78)	($0.19)	($0.44)	($0.63)	$10.60	0.66%	0.60%	1.38%	(7.24%)	$714,447	19%
4/1/2018 - 3/31/2019	14.26	0.16	0.04	0.20	(0.23)	(2.22)	(2.45)	12.01	0.66%	0.60%	1.17%	2.49%	652,731	41%
4/1/2017 - 3/31/2018	13.67	0.20	0.94	1.14	(0.24)	(0.31)	(0.55)	14.26	0.66%	0.60%	1.40%	8.36%	690,689	36%
4/1/2016 - 3/31/2017	12.99	0.22	1.17	1.39	(0.24)	(0.47)	(0.71)	13.67	0.66%	0.60%	1.60%	10.94%	720,438	48%
4/1/2015 - 3/31/2016	14.20	0.25	(0.60)	(0.35)	(0.28)	(0.58)	(0.86)	12.99	0.66%	0.60%	1.85%	(2.50%)	771,853	35%
Class C
4/1/2019 - 3/31/2020	$11.77	$0.08	($0.94)	($0.86)	($0.08)	($0.44)	($0.52)	$10.39	1.41%	1.35%	0.63%	(7.97%)	$142,846	19%
4/1/2018 - 3/31/2019	14.04	0.05	0.06	0.11	(0.16)	(2.22)	(2.38)	11.77	1.41%	1.35%	0.42%	1.78%	381,170	41%
4/1/2017 - 3/31/2018	13.50	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.04	1.41%	1.35%	0.65%	7.47%	465,913	36%
4/1/2016 - 3/31/2017	12.85	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.50	1.41%	1.35%	0.85%	10.19%	515,691	48%
4/1/2015 - 3/31/2016	14.08	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.85	1.41%	1.35%	1.10%	(3.22%)	554,661	35%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (Continued) (6)
Advisor Class
4/1/2019 - 3/31/2020	$12.05	$0.20		($0.96)	($0.76)	($0.21)	($0.44)		($0.65)	$10.64	0.41%	0.35%	1.63%	(7.07%)	$21,729	19%
4/1/2018 - 3/31/2019	14.29	0.19		0.04	0.23	(0.25)	(2.22)		(2.47)	12.05	0.41%	0.35%	1.42%	2.75%	26,959	41%
4/1/2017 - 3/31/2018	13.69	0.24		0.94	1.18	(0.27)	(0.31)		(0.58)	14.29	0.41%	0.35%	1.65%	8.54%	23,088	36%
4/1/2016 - 3/31/2017	13.00	0.25		1.18	1.43	(0.27)	(0.47)		(0.74)	13.69	0.41%	0.35%	1.85%	11.30%	17,983	48%
4/1/2015 - 3/31/2016	14.20	0.29		(0.60)	(0.31)	(0.31)	(0.58)		(0.89)	13.00	0.41%	0.35%	2.10%	(2.24%)	19,835	35%
Pacific Funds Portfolio Optimization Growth (6)

Class A
4/1/2019 - 3/31/2020	$12.77	$0.19		($1.45)	($1.26)	($0.22)	($0.70)		($0.92)	$10.59	0.66%	0.60%	1.45%	(11.24%)	$544,605	18%
4/1/2018 - 3/31/2019	15.46	0.12		0.13	0.25	(0.21)	(2.73)		(2.94)	12.77	0.66%	0.60%	0.84%	2.92%	529,247	53%
4/1/2017 - 3/31/2018	14.61	0.18		1.30	1.48	(0.23)	(0.40)		(0.63)	15.46	0.66%	0.60%	1.14%	10.10%	555,328	39%
4/1/2016 - 3/31/2017	13.74	0.22		1.54	1.76	(0.23)	(0.66)		(0.89)	14.61	0.67%	0.60%	1.55%	13.08%	560,395	43%
4/1/2015 - 3/31/2016	15.34	0.19		(0.69)	(0.50)	(0.23)	(0.87)		(1.10)	13.74	0.66%	0.60%	1.29%	(3.35%)	570,267	34%
Class C
4/1/2019 - 3/31/2020	$12.45	$0.09		($1.41)	($1.32)	($0.10)	($0.70)		($0.80)	$10.33	1.41%	1.35%	0.70%	(11.81%)	$100,768	18%
4/1/2018 - 3/31/2019	15.18	0.01		0.13	0.14	(0.14)	(2.73)		(2.87)	12.45	1.42%	1.35%	0.08%	2.12%	271,000	53%
4/1/2017 - 3/31/2018	14.38	0.06		1.28	1.34	(0.14)	(0.40)		(0.54)	15.18	1.41%	1.35%	0.39%	9.29%	317,342	39%
4/1/2016 - 3/31/2017	13.55	0.11		1.53	1.64	(0.15)	(0.66)		(0.81)	14.38	1.42%	1.35%	0.80%	12.33%	347,447	43%
4/1/2015 - 3/31/2016	15.18	0.08		(0.69)	(0.61)	(0.15)	(0.87)		(1.02)	13.55	1.41%	1.35%	0.54%	(4.13%)	366,805	34%
Advisor Class
4/1/2019 - 3/31/2020	$12.82	$0.22		($1.45)	($1.23)	($0.24)	($0.70)		($0.94)	$10.65	0.41%	0.35%	1.70%	(10.98%)	$14,485	18%
4/1/2018 - 3/31/2019	15.51	0.16		0.12	0.28	(0.24)	(2.73)		(2.97)	12.82	0.41%	0.35%	1.09%	3.12%	19,458	53%
4/1/2017 - 3/31/2018	14.64	0.22		1.31	1.53	(0.26)	(0.40)		(0.66)	15.51	0.41%	0.35%	1.39%	10.42%	16,280	39%
4/1/2016 - 3/31/2017	13.76	0.26		1.54	1.80	(0.26)	(0.66)		(0.92)	14.64	0.42%	0.35%	1.80%	13.34%	13,275	43%
4/1/2015 - 3/31/2016	15.35	0.22		(0.68)	(0.46)	(0.26)	(0.87)		(1.13)	13.76	0.41%	0.35%	1.54%	(3.10%)	12,084	34%
Pacific Funds Portfolio Optimization Aggressive-Growth (6)

Class A
4/1/2019 - 3/31/2020	$14.25	$0.19		($1.89)	($1.70)	($0.23)	($0.94)		($1.17)	$11.38	0.67%	0.60%	1.31%	(13.66%)	$191,505	19%
4/1/2018 - 3/31/2019	17.03	0.10		0.25	0.35	(0.25)	(2.88)		(3.13)	14.25	0.68%	0.60%	0.61%	3.39%	193,470	55%
4/1/2017 - 3/31/2018	15.79	0.12		1.81	1.93	(0.20)	(0.49)		(0.69)	17.03	0.68%	0.60%	0.74%	12.17%	189,903	41%
4/1/2016 - 3/31/2017	14.70	0.19		1.96	2.15	(0.19)	(0.87)		(1.06)	15.79	0.68%	0.60%	1.25%	15.06%	179,825	41%
4/1/2015 - 3/31/2016	15.85	0.16		(0.85)	(0.69)	(0.28)	(0.18)		(0.46)	14.70	0.68%	0.60%	1.03%	(4.37%)	170,874	35%
Class C
4/1/2019 - 3/31/2020	$13.76	$0.08		($1.82)	($1.74)	($0.11)	($0.94)		($1.05)	$10.97	1.42%	1.35%	0.56%	(14.25%)	$35,339	19%
4/1/2018 - 3/31/2019	16.59	(0.02)		0.24	0.22	(0.17)	(2.88)		(3.05)	13.76	1.43%	1.35%	(0.14%)	2.57%	85,434	55%
4/1/2017 - 3/31/2018	15.43	(0.00	)(7)	1.75	1.75	(0.10)	(0.49)		(0.59)	16.59	1.43%	1.35%	(0.01%)	11.39%	97,877	41%
4/1/2016 - 3/31/2017	14.41	0.07		1.93	2.00	(0.11)	(0.87)		(0.98)	15.43	1.43%	1.35%	0.50%	14.18%	99,582	41%
4/1/2015 - 3/31/2016	15.55	0.04		(0.83)	(0.79)	(0.17)	(0.18)		(0.35)	14.41	1.43%	1.35%	0.28%	(5.13%)	100,573	35%
Advisor Class
4/1/2019 - 3/31/2020	$14.29	$0.23		($1.89)	($1.66)	($0.25)	($0.94)		($1.19)	$11.44	0.42%	0.35%	1.56%	(13.34%)	$9,606	19%
4/1/2018 - 3/31/2019	17.07	0.14		0.23	0.37	(0.27)	(2.88)		(3.15)	14.29	0.43%	0.35%	0.86%	3.57%	10,860	55%
4/1/2017 - 3/31/2018	15.82	0.17		1.80	1.97	(0.23)	(0.49)		(0.72)	17.07	0.43%	0.35%	0.99%	12.48%	10,067	41%
4/1/2016 - 3/31/2017	14.71	0.23		1.97	2.20	(0.22)	(0.87)		(1.09)	15.82	0.43%	0.35%	1.50%	15.32%	7,166	41%
4/1/2015 - 3/31/2016	15.86	0.19		(0.84)	(0.65)	(0.32)	(0.18)		(0.50)	14.71	0.43%	0.35%	1.28%	(4.13%)	6,679	35%
Pacific Funds Ultra Short Income

Class I
6/28/2019 - 3/31/2020	$10.00	$0.17		($0.35)	($0.18)	($0.17)	($0.00	)(7)	($0.17)	$9.65	0.87%	0.32%	2.27%	(1.81%)	$12,273	81%
Advisor Class
6/28/2019 - 3/31/2020	$10.00	$0.17		($0.35)	($0.18)	($0.17)	($0.00	)(7)	($0.17)	$9.65	0.97%	0.32%	2.27%	(1.81%)	$12,401	81%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Short Duration Income

Class A
4/1/2019 - 3/31/2020	$10.30	$0.24	($0.25)	($0.01)	($0.24)	$—	($0.24)	$10.05	0.99%	0.75%	2.33%	(0.13%)	$154,309	56%
4/1/2018 - 3/31/2019	10.24	0.26	0.05	0.31	(0.25)	—	(0.25)	10.30	1.03%	0.75%	2.57%	3.11%	118,935	50%
4/1/2017 - 3/31/2018	10.32	0.21	(0.09)	0.12	(0.20)	—	(0.20)	10.24	1.04%	0.75%	2.03%	1.18%	94,197	76%
4/1/2016 - 3/31/2017	10.26	0.18	0.06	0.24	(0.18)	—	(0.18)	10.32	1.05%	0.83%	1.77%	2.36%	66,901	86%
4/1/2015 - 3/31/2016	10.41	0.17	(0.15)	0.02	(0.17)	—	(0.17)	10.26	1.06%	0.85%	1.62%	0.15%	69,477	41%
Class C
4/1/2019 - 3/31/2020	$10.28	$0.16	($0.25)	($0.09)	($0.16)	$—	($0.16)	$10.03	1.74%	1.50%	1.58%	(0.87%)	$48,816	56%
4/1/2018 - 3/31/2019	10.22	0.19	0.05	0.24	(0.18)	—	(0.18)	10.28	1.78%	1.50%	1.82%	2.35%	46,167	50%
4/1/2017 - 3/31/2018	10.30	0.13	(0.09)	0.04	(0.12)	—	(0.12)	10.22	1.79%	1.50%	1.28%	0.43%	44,337	76%
4/1/2016 - 3/31/2017	10.24	0.11	0.05	0.16	(0.10)	—	(0.10)	10.30	1.80%	1.58%	1.02%	1.60%	43,092	86%
4/1/2015 - 3/31/2016	10.39	0.09	(0.15)	(0.06)	(0.09)	—	(0.09)	10.24	1.81%	1.60%	0.87%	(0.58%)	44,180	41%
Class I
4/1/2019 - 3/31/2020	$10.29	$0.27	($0.26)	$0.01	($0.27)	$—	($0.27)	$10.03	0.63%	0.50%	2.58%	0.03%	$106,402	56%
4/1/2018 - 3/31/2019	10.22	0.29	0.06	0.35	(0.28)	—	(0.28)	10.29	0.63%	0.50%	2.82%	3.47%	83,436	50%
4/1/2017 - 3/31/2018	10.30	0.24	(0.09)	0.15	(0.23)	—	(0.23)	10.22	0.64%	0.50%	2.28%	1.43%	4,329	76%
4/1/2016 - 3/31/2017	10.25	0.21	0.05	0.26	(0.21)	—	(0.21)	10.30	0.65%	0.53%	2.06%	2.56%	3,407	86%
4/1/2015 - 3/31/2016	10.39	0.20	(0.14)	0.06	(0.20)	—	(0.20)	10.25	0.66%	0.55%	1.92%	0.54%	1,695	41%
Advisor Class
4/1/2019 - 3/31/2020	$10.31	$0.27	($0.26)	$0.01	($0.27)	$—	($0.27)	$10.05	0.73%	0.50%	2.58%	0.02%	$717,804	56%
4/1/2018 - 3/31/2019	10.24	0.29	0.06	0.35	(0.28)	—	(0.28)	10.31	0.78%	0.50%	2.82%	3.46%	483,476	50%
4/1/2017 - 3/31/2018	10.32	0.24	(0.09)	0.15	(0.23)	—	(0.23)	10.24	0.79%	0.50%	2.28%	1.43%	272,268	76%
4/1/2016 - 3/31/2017	10.26	0.21	0.06	0.27	(0.21)	—	(0.21)	10.32	0.80%	0.57%	2.02%	2.62%	162,554	86%
4/1/2015 - 3/31/2016	10.41	0.19	(0.15)	0.04	(0.19)	—	(0.19)	10.26	0.81%	0.60%	1.87%	0.40%	129,455	41%
Pacific Funds Core Income

Class A
4/1/2019 - 3/31/2020	$10.52	$0.29	$0.08	$0.37	($0.29)	$—	($0.29)	$10.60	1.09%	0.85%	2.70%	3.51%	$140,650	70%
4/1/2018 - 3/31/2019	10.45	0.33	0.07	0.40	(0.33)	—	(0.33)	10.52	1.13%	0.85%	3.22%	3.99%	82,136	93%
4/1/2017 - 3/31/2018	10.51	0.28	(0.06)	0.22	(0.28)	—	(0.28)	10.45	1.12%	0.85%	2.62%	2.05%	132,006	91%
4/1/2016 - 3/31/2017	10.45	0.28	0.06	0.34	(0.28)	—	(0.28)	10.51	1.13%	0.93%	2.63%	3.23%	160,226	82%
4/1/2015 - 3/31/2016	10.79	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	10.45	1.14%	0.95%	2.92%	(0.27%)	196,297	74%
Class C
4/1/2019 - 3/31/2020	$10.52	$0.21	$0.08	$0.29	($0.21)	$—	($0.21)	$10.60	1.84%	1.60%	1.95%	2.73%	$58,397	70%
4/1/2018 - 3/31/2019	10.46	0.26	0.06	0.32	(0.26)	—	(0.26)	10.52	1.88%	1.60%	2.47%	3.11%	81,309	93%
4/1/2017 - 3/31/2018	10.51	0.20	(0.05)	0.15	(0.20)	—	(0.20)	10.46	1.87%	1.60%	1.87%	1.38%	101,156	91%
4/1/2016 - 3/31/2017	10.45	0.20	0.06	0.26	(0.20)	—	(0.20)	10.51	1.88%	1.68%	1.88%	2.46%	120,546	82%
4/1/2015 - 3/31/2016	10.79	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)	10.45	1.89%	1.70%	2.17%	(1.03%)	140,657	74%
Class I
4/1/2019 - 3/31/2020	$10.53	$0.33	$0.07	$0.40	($0.32)	$—	($0.32)	$10.61	0.73%	0.55%	3.00%	3.81%	$60,355	70%
4/1/2018 - 3/31/2019	10.46	0.36	0.08	0.44	(0.37)	—	(0.37)	10.53	0.73%	0.55%	3.52%	4.30%	26,394	93%
4/1/2017 - 3/31/2018	10.52	0.31	(0.06)	0.25	(0.31)	—	(0.31)	10.46	0.72%	0.55%	2.92%	2.35%	4,339	91%
4/1/2016 - 3/31/2017	10.46	0.31	0.06	0.37	(0.31)	—	(0.31)	10.52	0.73%	0.62%	2.93%	3.54%	4,563	82%
4/1/2015 - 3/31/2016	10.80	0.34	(0.34)	0.00	(0.34)	—	(0.34)	10.46	0.74%	0.65%	3.22%	0.03%	3,585	74%
Class P
4/1/2019 - 3/31/2020	$10.56	$0.33	$0.08	$0.41	($0.33)	$—	($0.33)	$10.64	0.73%	0.55%	3.00%	3.80%	$31,831	70%
4/1/2018 - 3/31/2019	10.49	0.37	0.07	0.44	(0.37)	—	(0.37)	10.56	0.73%	0.55%	3.52%	4.29%	40,570	93%
4/1/2017 - 3/31/2018	10.55	0.31	(0.07)	0.24	(0.30)	—	(0.30)	10.49	0.72%	0.60%	2.87%	2.29%	66,750	91%
4/1/2016 - 3/31/2017	10.49	0.30	0.06	0.36	(0.30)	—	(0.30)	10.55	0.73%	0.70%	2.86%	3.46%	122,260	82%
4/27/2015 - 3/31/2016	10.88	0.31	(0.39)	(0.08)	(0.31)	—	(0.31)	10.49	0.74%	0.70%	3.17%	(0.75%)	15,964	74%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income (Continued)

Advisor Class
4/1/2019 - 3/31/2020	$10.54	$0.33	$0.08	$0.41	($0.33)	$—	($0.33)	$10.62	0.84%	0.55%		3.00%	3.81%	$679,287	70%
4/1/2018 - 3/31/2019	10.48	0.36	0.07	0.43	(0.37)	—	(0.37)	10.54	0.88%	0.55%		3.52%	4.19%	393,645	93%
4/1/2017 - 3/31/2018	10.53	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.48	0.87%	0.55%		2.92%	2.45%	388,730	91%
4/1/2016 - 3/31/2017	10.47	0.31	0.05	0.36	(0.30)	—	(0.30)	10.53	0.88%	0.66%		2.90%	3.50%	337,844	82%
4/1/2015 - 3/31/2016	10.81	0.33	(0.34)	(0.01)	(0.33)	—	(0.33)	10.47	0.89%	0.70%		3.17%	(0.02%)	249,677	74%
Pacific Funds Strategic Income

Class A
4/1/2019 - 3/31/2020	$10.60	$0.43	($0.88)	($0.45)	($0.43)	$—	($0.43)	$9.72	1.19%	0.95%		3.94%	(4.58%)	$71,510	98%
4/1/2018 - 3/31/2019	10.71	0.47	(0.11)	0.36	(0.47)	—	(0.47)	10.60	1.23%	0.95%		4.43%	3.43%	61,503	99%
4/1/2017 - 3/31/2018	10.68	0.40	0.02	0.42	(0.39)	—	(0.39)	10.71	1.23%	0.95%		3.70%	3.95%	71,948	94%
4/1/2016 - 3/31/2017	10.09	0.39	0.59	0.98	(0.39)	—	(0.39)	10.68	1.25%	1.02%		3.71%	9.82%	66,765	116%
4/1/2015 - 3/31/2016	10.75	0.43	(0.66)	(0.23)	(0.43)	—	(0.43)	10.09	1.26%	1.05%		4.20%	(2.17%)	52,218	94%
Class C
4/1/2019 - 3/31/2020	$10.58	$0.35	($0.89)	($0.54)	($0.35)	$—	($0.35)	$9.69	1.94%	1.65%		3.24%	(5.35%)	$63,134	98%
4/1/2018 - 3/31/2019	10.69	0.39	(0.11)	0.28	(0.39)	—	(0.39)	10.58	1.98%	1.65%		3.73%	2.73%	58,634	99%
4/1/2017 - 3/31/2018	10.66	0.32	0.02	0.34	(0.31)	—	(0.31)	10.69	1.98%	1.65%		3.00%	3.25%	57,389	94%
4/1/2016 - 3/31/2017	10.07	0.31	0.59	0.90	(0.31)	—	(0.31)	10.66	2.00%	1.76%		2.97%	9.03%	50,016	116%
4/1/2015 - 3/31/2016	10.73	0.36	(0.67)	(0.31)	(0.35)	—	(0.35)	10.07	2.01%	1.80%		3.45%	(2.90%)	44,196	94%
Class I
4/1/2019 - 3/31/2020	$10.54	$0.46	($0.88)	($0.42)	($0.46)	$—	($0.46)	$9.66	0.83%	0.65%		4.24%	(4.32%)	$16,622	98%
4/1/2018 - 3/31/2019	10.65	0.50	(0.11)	0.39	(0.50)	—	(0.50)	10.54	0.83%	0.65%		4.73%	3.77%	5,750	99%
4/1/2017 - 3/31/2018	10.62	0.43	0.02	0.45	(0.42)	—	(0.42)	10.65	0.83%	0.65%		4.00%	4.28%	3,882	94%
4/1/2016 - 3/31/2017	10.03	0.42	0.59	1.01	(0.42)	—	(0.42)	10.62	0.85%	0.71%		4.01%	10.20%	2,446	116%
4/1/2015 - 3/31/2016	10.70	0.46	(0.67)	(0.21)	(0.46)	—	(0.46)	10.03	0.86%	0.75%		4.50%	(1.98%)	948	94%
Advisor Class
4/1/2019 - 3/31/2020	$10.60	$0.45	($0.87)	($0.42)	($0.46)	$—	($0.46)	$9.72	0.94%	0.70%		4.19%	(4.34%)	$491,221	98%
4/1/2018 - 3/31/2019	10.71	0.49	(0.11)	0.38	(0.49)	—	(0.49)	10.60	0.98%	0.70%		4.68%	3.70%	456,428	99%
4/1/2017 - 3/31/2018	10.68	0.43	0.02	0.45	(0.42)	—	(0.42)	10.71	0.98%	0.70%		3.95%	4.21%	405,200	94%
4/1/2016 - 3/31/2017	10.09	0.42	0.58	1.00	(0.41)	—	(0.41)	10.68	1.00%	0.77%		3.96%	10.09%	217,482	116%
4/1/2015 - 3/31/2016	10.76	0.46	(0.68)	(0.22)	(0.45)	—	(0.45)	10.09	1.01%	0.80%		4.45%	(2.01%)	115,565	94%
Pacific Funds Floating Rate Income

Class A
4/1/2019 - 3/31/2020	$9.88	$0.46	($1.08)	($0.62)	($0.46)	$—	($0.46)	$8.80	1.27%	1.02	%(8)	4.64%	(6.69%)	$162,511	116%
4/1/2018 - 3/31/2019	10.12	0.49	(0.24)	0.25	(0.49)	—	(0.49)	9.88	1.29%	1.01%		4.92%	2.57%	202,929	122%
4/1/2017 - 3/31/2018	10.15	0.42	(0.04)	0.38	(0.41)	—	(0.41)	10.12	1.28%	1.01%		4.11%	3.85%	209,034	158%
4/1/2016 - 3/31/2017	9.76	0.42	0.38	0.80	(0.41)	—	(0.41)	10.15	1.30%	1.09%		4.21%	8.32%	207,238	168%
4/1/2015 - 3/31/2016	10.08	0.39	(0.32)	0.07	(0.39)	—	(0.39)	9.76	1.30%	1.12%		3.92%	0.72%	191,376	99%
Class C
4/1/2019 - 3/31/2020	$9.86	$0.39	($1.08)	($0.69)	($0.38)	$—	($0.38)	$8.79	2.03%	1.72	%(8)	3.94%	(7.31%)	$102,846	116%
4/1/2018 - 3/31/2019	10.10	0.42	(0.24)	0.18	(0.42)	—	(0.42)	9.86	2.04%	1.71%		4.22%	1.86%	197,081	122%
4/1/2017 - 3/31/2018	10.13	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.10	2.03%	1.71%		3.41%	3.14%	191,239	158%
4/1/2016 - 3/31/2017	9.74	0.35	0.37	0.72	(0.33)	—	(0.33)	10.13	2.05%	1.83%		3.47%	7.54%	180,612	168%
4/1/2015 - 3/31/2016	10.06	0.31	(0.31)	0.00	(0.32)	—	(0.32)	9.74	2.05%	1.87%		3.17%	(0.04%)	161,326	99%
Class I
4/1/2019 - 3/31/2020	$9.90	$0.49	($1.09)	($0.60)	($0.49)	$—	($0.49)	$8.81	0.91%	0.72	%(8)	4.94%	(6.49%)	$415,170	116%
4/1/2018 - 3/31/2019	10.14	0.52	(0.23)	0.29	(0.53)	—	(0.53)	9.90	0.90%	0.71%		5.22%	2.88%	497,335	122%
4/1/2017 - 3/31/2018	10.16	0.45	(0.03)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.71%		4.41%	4.25%	294,352	158%
4/1/2016 - 3/31/2017	9.77	0.45	0.38	0.83	(0.44)	—	(0.44)	10.16	0.89%	0.78%		4.52%	8.63%	249,811	168%
4/1/2015 - 3/31/2016	10.09	0.42	(0.32)	0.10	(0.42)	—	(0.42)	9.77	0.90%	0.82%		4.22%	1.02%	91,984	99%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income (Continued)

Class P
4/1/2019 - 3/31/2020	$9.90	$0.49	($1.09)	($0.60)	($0.49)	$—	($0.49)	$8.81	0.91%	0.72	%(8)	4.95%	(6.49%)	$7,900	116%
4/1/2018 - 3/31/2019	10.14	0.53	(0.25)	0.28	(0.52)	—	(0.52)	9.90	0.89%	0.71%		5.22%	2.87%	32,176	122%
4/1/2017 - 3/31/2018	10.16	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.76%		4.36%	4.20%	64,557	158%
4/1/2016 - 3/31/2017	9.76	0.45	0.38	0.83	(0.43)	—	(0.43)	10.16	0.89%	0.87%		4.43%	8.56%	78,660	168%
4/1/2015 - 3/31/2016	10.09	0.41	(0.33)	0.08	(0.41)	—	(0.41)	9.76	0.90%	0.87%		4.17%	0.97%	568	99%
Advisor Class
4/1/2019 - 3/31/2020	$9.92	$0.48	($1.09)	($0.61)	($0.48)	$—	($0.48)	$8.83	1.03%	0.77	%(8)	4.89%	(6.52%)	$506,347	116%
4/1/2018 - 3/31/2019	10.16	0.52	(0.24)	0.28	(0.52)	—	(0.52)	9.92	1.04%	0.76%		5.17%	2.83%	830,452	122%
4/1/2017 - 3/31/2018	10.18	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.16	1.03%	0.76%		4.36%	4.20%	715,700	158%
4/1/2016 - 3/31/2017	9.79	0.45	0.37	0.82	(0.43)	—	(0.43)	10.18	1.04%	0.83%		4.47%	8.56%	450,761	168%
4/1/2015 - 3/31/2016	10.11	0.41	(0.32)	0.09	(0.41)	—	(0.41)	9.79	1.05%	0.87%		4.17%	0.96%	231,437	99%
Pacific Funds High Income

Class A
4/1/2019 - 3/31/2020	$10.07	$0.52	($1.33)	($0.81)	($0.51)	$—	($0.51)	$8.75	1.24%	0.95%		5.11%	(8.61%)	$7,227	63%
4/1/2018 - 3/31/2019	10.23	0.55	(0.16)	0.39	(0.55)	—	(0.55)	10.07	1.31%	0.95%		5.48%	3.97%	5,174	64%
4/1/2017 - 3/31/2018	10.29	0.50	(0.03)	0.47	(0.53)	—	(0.53)	10.23	1.46%	0.95%		4.82%	4.66%	5,463	72%
4/1/2016 - 3/31/2017	9.44	0.48	0.92	1.40	(0.55)	—	(0.55)	10.29	1.32%	1.03%		4.81%	15.16%	5,626	61%
4/1/2015 - 3/31/2016	10.48	0.50	(1.10)	(0.60)	(0.44)	—	(0.44)	9.44	1.28%	1.05%		5.05%	(5.79%)	10,391	54%
Class C
4/1/2019 - 3/31/2020	$10.06	$0.45	($1.33)	($0.88)	($0.44)	$—	($0.44)	$8.74	2.00%	1.65%		4.41%	(9.28%)	$2,007	63%
4/1/2018 - 3/31/2019	10.21	0.48	(0.15)	0.33	(0.48)	—	(0.48)	10.06	2.06%	1.65%		4.78%	3.35%	3,726	64%
4/1/2017 - 3/31/2018	10.28	0.43	(0.04)	0.39	(0.46)	—	(0.46)	10.21	2.21%	1.65%		4.12%	3.84%	4,418	72%
4/1/2016 - 3/31/2017	9.43	0.41	0.92	1.33	(0.48)	—	(0.48)	10.28	2.07%	1.76%		4.07%	14.36%	4,802	61%
4/1/2015 - 3/31/2016	10.47	0.43	(1.10)	(0.67)	(0.37)	—	(0.37)	9.43	2.03%	1.80%		4.30%	(6.52%)	4,324	54%
Class I
4/1/2019 - 3/31/2020	$9.98	$0.54	($1.33)	($0.79)	($0.53)	$—	($0.53)	$8.66	0.88%	0.70%		5.36%	(8.36%)	$54	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	175	64%
4/1/2017 - 3/31/2018	10.21	0.52	(0.02)	0.50	(0.57)	—	(0.57)	10.14	1.07%	0.70%		5.07%	4.95%	211	72%
4/1/2016 - 3/31/2017	9.37	0.51	0.91	1.42	(0.58)	—	(0.58)	10.21	0.90%	0.73%		5.10%	15.52%	5,204	61%
4/1/2015 - 3/31/2016	10.41	0.54	(1.11)	(0.57)	(0.47)	—	(0.47)	9.37	0.88%	0.75%		5.35%	(5.57%)	58	54%
Class P
4/1/2019 - 3/31/2020	$9.98	$0.54	($1.33)	($0.79)	($0.53)	$—	($0.53)	$8.66	0.88%	0.70%		5.36%	(8.46%)	$120,807	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	113,317	64%
4/1/2017 - 3/31/2018	10.20	0.52	(0.02)	0.50	(0.56)	—	(0.56)	10.14	1.06%	0.73%		5.04%	4.92%	68,844	72%
4/1/2016 - 3/31/2017	9.36	0.49	0.93	1.42	(0.58)	—	(0.58)	10.20	0.95%	0.80%		5.04%	15.47%	10,554	61%
4/1/2015 - 3/31/2016	10.40	0.52	(1.09)	(0.57)	(0.47)	—	(0.47)	9.36	0.88%	0.80%		5.30%	(5.60%)	113,998	54%
Advisor Class
4/1/2019 - 3/31/2020	$10.08	$0.54	($1.33)	($0.79)	($0.53)	$—	($0.53)	$8.76	1.00%	0.70%		5.36%	(8.38%)	$3,329	63%
4/1/2018 - 3/31/2019	10.24	0.58	(0.17)	0.41	(0.57)	—	(0.57)	10.08	1.06%	0.70%		5.73%	4.23%	3,669	64%
4/1/2017 - 3/31/2018	10.30	0.53	(0.03)	0.50	(0.56)	—	(0.56)	10.24	1.21%	0.70%		5.07%	4.91%	2,503	72%
4/1/2016 - 3/31/2017	9.44	0.51	0.93	1.44	(0.58)	—	(0.58)	10.30	1.06%	0.77%		5.07%	15.58%	2,304	61%
4/1/2015 - 3/31/2016	10.49	0.53	(1.12)	(0.59)	(0.46)	—	(0.46)	9.44	1.03%	0.80%		5.30%	(5.66%)	1,666	54%
Pacific Funds Diversified Income

Advisor Class
6/28/2019 - 3/31/2020	$10.00	$0.21	($1.60)	($1.39)	($0.21)	($0.01)	($0.22)	$8.39	1.08%	0.45%		2.72%	(14.24%)	$24,015	34%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap (9), (11)

Class A
4/1/2019 - 3/31/2020	$12.48	$0.12	($1.28)	($1.16)	($0.12)		($0.03)	($0.15)	$11.17	1.38%	0.92%	0.93%	(9.52%)	$9,986	74%
4/1/2018 - 3/31/2019	12.28	0.12	0.67	0.79	(0.09)		(0.50)	(0.59)	12.48	1.54%	1.00%	0.93%	6.74%	8,080	79%
4/1/2017 - 3/31/2018	11.08	0.08	1.30	1.38	(0.10)		(0.08)	(0.18)	12.28	1.73%	1.00%	0.69%	12.43%	4,939	98%
4/1/2016 - 3/31/2017	9.66	0.11	1.40	1.51	(0.09)		—	(0.09)	11.08	2.86%	1.00%	1.08%	15.69%	4,599	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.53	0.56	—		—	—	9.66	6.07%	1.00%	1.35%	6.15%	551	27%
Class C
4/1/2019 - 3/31/2020	$12.42	$0.02	($1.28)	($1.26)	($0.02)		($0.03)	($0.05)	$11.11	2.13%	1.67%	0.18%	(10.21%)	$3,433	74%
4/1/2018 - 3/31/2019	12.22	0.02	0.69	0.71	(0.01)		(0.50)	(0.51)	12.42	2.30%	1.75%	0.19%	5.97%	3,900	79%
4/1/2017 - 3/31/2018	11.03	(0.01)	1.29	1.28	(0.01)		(0.08)	(0.09)	12.22	2.48%	1.75%	(0.06%)	11.60%	3,545	98%
4/1/2016 - 3/31/2017	9.65	0.03	1.39	1.42	(0.04)		—	(0.04)	11.03	3.61%	1.75%	0.33%	14.74%	2,804	108%
1/11/2016 - 3/31/2016	9.10	0.01	0.54	0.55	—		—	—	9.65	6.82%	1.75%	0.60%	6.04%	525	27%
Advisor Class
4/1/2019 - 3/31/2020	$12.57	$0.16	($1.29)	($1.13)	($0.15)		($0.03)	($0.18)	$11.26	1.13%	0.67%	1.18%	(9.26%)	$5,932	74%
4/1/2018 - 3/31/2019	12.37	0.15	0.67	0.82	(0.12)		(0.50)	(0.62)	12.57	1.30%	0.75%	1.19%	6.97%	6,896	79%
4/1/2017 - 3/31/2018	11.11	0.12	1.30	1.42	(0.08)		(0.08)	(0.16)	12.37	1.48%	0.75%	0.94%	12.83%	8,070	98%
4/1/2016 - 3/31/2017	9.67	0.14	1.39	1.53	(0.09)		—	(0.09)	11.11	2.61%	0.75%	1.33%	15.89%	2,176	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.54	0.57	—		—	—	9.67	5.82%	0.75%	1.60%	6.26%	564	27%
Class R6
4/1/2019 - 3/31/2020	$12.33	$0.17	($1.26)	($1.09)	($0.17)		($0.03)	($0.20)	$11.04	1.02%	0.57%	1.28%	(9.20%)	$686	74%
4/1/2018 - 3/31/2019	12.15	0.16	0.66	0.82	(0.14)		(0.50)	(0.64)	12.33	1.15%	0.65%	1.28%	7.06%	909	79%
4/1/2017 - 3/31/2018	11.03	0.12	1.30	1.42	(0.22)		(0.08)	(0.30)	12.15	1.33%	0.65%	1.04%	12.85%	692	98%
4/1/2016 - 3/31/2017	9.66	0.15	1.39	1.54	(0.17)		—	(0.17)	11.03	2.46%	0.65%	1.43%	16.08%	1,184	108%
12/1/2015 - 3/31/2016	10.09	0.05	(0.30)	(0.25)	(0.18	)(10)	—	(0.18)	9.66	5.99%	0.65%	1.70%	(2.54%)	1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12	(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%
Pacific Funds Large-Cap Value (9)

Class A
4/1/2019 - 3/31/2020	$10.89	$0.15	($1.55)	($1.40)	($0.15)		($0.99)	($1.14)	$8.35	1.49%	1.02%	1.39%	(15.34%)	$3,892	53%
4/1/2018 - 3/31/2019	11.34	0.14	0.18	0.32	(0.13)		(0.64)	(0.77)	10.89	1.46%	1.10%	1.27%	3.14%	4,353	39%
4/1/2017 - 3/31/2018	10.75	0.11	0.86	0.97	(0.13)		(0.25)	(0.38)	11.34	1.47%	1.10%	0.96%	9.03%	3,304	50%
4/1/2016 - 3/31/2017	9.46	0.14	1.27	1.41	(0.10)		(0.02)	(0.12)	10.75	1.79%	1.10%	1.35%	14.92%	2,572	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.45	0.49	—		—	—	9.46	10.34%	1.10%	1.92%	5.46%	499	48%
Class C
4/1/2019 - 3/31/2020	$10.83	$0.07	($1.55)	($1.48)	($0.07)		($0.99)	($1.06)	$8.29	2.24%	1.77%	0.64%	(16.01%)	$2,394	53%
4/1/2018 - 3/31/2019	11.25	0.06	0.19	0.25	(0.03)		(0.64)	(0.67)	10.83	2.21%	1.85%	0.53%	2.40%	3,475	39%
4/1/2017 - 3/31/2018	10.69	0.02	0.86	0.88	(0.07)		(0.25)	(0.32)	11.25	2.22%	1.85%	0.21%	8.16%	4,327	50%
4/1/2016 - 3/31/2017	9.45	0.06	1.26	1.32	(0.06)		(0.02)	(0.08)	10.69	2.54%	1.85%	0.60%	14.03%	3,056	65%
1/11/2016 - 3/31/2016	8.97	0.02	0.46	0.48	—		—	—	9.45	11.09%	1.85%	1.17%	5.35%	477	48%
Advisor Class
4/1/2019 - 3/31/2020	$10.93	$0.18	($1.55)	($1.37)	($0.18)		($0.99)	($1.17)	$8.39	1.23%	0.77%	1.64%	(15.09%)	$8,667	53%
4/1/2018 - 3/31/2019	11.37	0.17	0.19	0.36	(0.16)		(0.64)	(0.80)	10.93	1.21%	0.85%	1.53%	3.47%	9,799	39%
4/1/2017 - 3/31/2018	10.78	0.14	0.87	1.01	(0.17)		(0.25)	(0.42)	11.37	1.22%	0.85%	1.21%	9.33%	19,624	50%
4/1/2016 - 3/31/2017	9.47	0.16	1.26	1.42	(0.09)		(0.02)	(0.11)	10.78	1.54%	0.85%	1.60%	15.10%	24,779	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	10.09%	0.85%	2.17%	5.57%	777	48%
Class R6
4/1/2019 - 3/31/2020	$10.84	$0.19	($1.54)	($1.35)	($0.19)		($0.99)	($1.18)	$8.31	1.14%	0.67%	1.74%	(15.05%)	$1,019	53%
4/1/2018 - 3/31/2019	11.34	0.19	0.15	0.34	(0.20)		(0.64)	(0.84)	10.84	1.06%	0.75%	1.63%	3.39%	832	39%
4/1/2017 - 3/31/2018	10.75	0.15	0.86	1.01	(0.17)		(0.25)	(0.42)	11.34	1.07%	0.75%	1.31%	9.36%	1,963	50%
4/1/2016 - 3/31/2017	9.47	0.17	1.28	1.45	(0.15)		(0.02)	(0.17)	10.75	1.39%	0.75%	1.70%	15.35%	1,365	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	9.93%	0.75%	2.27%	5.57%	210	48%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap (9), (11)

Class A
4/1/2019 - 3/31/2020	$13.02	($0.00	)(7)	($3.47)	($3.47)	($0.03)		$—	($0.03)	$9.52	1.37%	1.23%	(0.03%)	(26.71%)	$14,379	36%
4/1/2018 - 3/31/2019	13.23	(0.02)		0.16	0.14	—		(0.35)	(0.35)	13.02	1.48%	1.30%	(0.11%)	1.19%	21,872	33%
4/1/2017 - 3/31/2018	11.93	(0.04)		1.35	1.31	—		(0.01)	(0.01)	13.23	1.51%	1.30%	(0.28%)	11.02%	21,131	23%
4/1/2016 - 3/31/2017	9.93	(0.02)		2.05	2.03	—		(0.03)	(0.03)	11.93	1.71%	1.30%	(0.19%)	20.44%	18,360	45%
1/11/2016 - 3/31/2016	9.33	0.00	(7)	0.60	0.60	—		—	—	9.93	5.43%	1.30%	0.07%	6.43%	2,254	11%
Class C
4/1/2019 - 3/31/2020	$12.70	($0.10)		($3.36)	($3.46)	$—		$—	$—	$9.24	2.13%	1.98%	(0.78%)	(27.24%)	$9,277	36%
4/1/2018 - 3/31/2019	13.01	(0.11)		0.15	0.04	—		(0.35)	(0.35)	12.70	2.23%	2.05%	(0.87%)	0.43%	16,875	33%
4/1/2017 - 3/31/2018	11.81	(0.13)		1.34	1.21	—		(0.01)	(0.01)	13.01	2.26%	2.05%	(1.03%)	10.28%	15,458	23%
4/1/2016 - 3/31/2017	9.91	(0.10)		2.03	1.93	—		(0.03)	(0.03)	11.81	2.46%	2.05%	(0.94%)	19.47%	7,383	45%
1/11/2016 - 3/31/2016	9.33	(0.01)		0.59	0.58	—		—	—	9.91	6.18%	2.05%	(0.68%)	6.22%	527	11%
Advisor Class
4/1/2019 - 3/31/2020	$13.11	$0.03		($3.50)	($3.47)	($0.06)		$—	($0.06)	$9.58	1.12%	0.98%	0.22%	(26.61%)	$214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02		0.16	0.18	(0.00	)(7)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00	(7)	1.35	1.35	—		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%
1/11/2016 - 3/31/2016	9.33	0.01		0.58	0.59	—		—	—	9.92	5.18%	1.05%	0.32%	6.32%	1,965	11%
Class R6
4/1/2019 - 3/31/2020	$13.12	$0.04		($3.50)	($3.46)	($0.07)		$—	($0.07)	$9.59	1.01%	0.93%	0.27%	(26.57%)	$4,802	36%
4/1/2018 - 3/31/2019	13.29	0.02		0.16	0.18	(0.00	)(7)	(0.35)	(0.35)	13.12	1.08%	1.00%	0.19%	1.52%	6,422	33%
4/1/2017 - 3/31/2018	11.94	0.00	(7)	1.36	1.36	—		(0.01)	(0.01)	13.29	1.11%	1.00%	0.02%	11.43%	9,977	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.31%	1.00%	0.11%	20.78%	8,531	45%
12/1/2015 - 3/31/2016	10.48	0.01		(0.49)	(0.48)	(0.03)		(0.05)	(0.08)	9.92	9.62%	1.00%	0.37%	(4.55%)	711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—		—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (9), (11)

Class A
4/1/2019 - 3/31/2020	$12.12	($0.03)		($3.51)	($3.54)	($0.02)		$—	($0.02)	$8.56	1.73%	1.23%	(0.21%)	(29.27%)	$3,343	42%
4/1/2018 - 3/31/2019	12.86	(0.03)		(0.06)	(0.09)	—		(0.65)	(0.65)	12.12	1.72%	1.30%	(0.21%)	(0.53%)	4,986	56%
4/1/2017 - 3/31/2018	11.77	(0.02)		1.33	1.31	(0.01)		(0.21)	(0.22)	12.86	1.89%	1.30%	(0.16%)	11.17%	2,367	62%
4/1/2016 - 3/31/2017	9.68	(0.00	)(7)	2.19	2.19	(0.10)		—	(0.10)	11.77	3.44%	1.30%	(0.04%)	22.70%	1,759	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.67%	1.30%	0.31%	6.37%	324	27%
Class C
4/1/2019 - 3/31/2020	$11.94	($0.11)		($3.45)	($3.56)	$—		$—	$—	$8.38	2.48%	1.98%	(0.96%)	(29.82%)	$538	42%
4/1/2018 - 3/31/2019	12.76	(0.12)		(0.05)	(0.17)	—		(0.65)	(0.65)	11.94	2.47%	2.05%	(0.96%)	(1.17%)	902	56%
4/1/2017 - 3/31/2018	11.76	(0.11)		1.32	1.21	—		(0.21)	(0.21)	12.76	2.64%	2.05%	(0.91%)	10.32%	797	62%
4/1/2016 - 3/31/2017	9.66	(0.09)		2.19	2.10	—		—	—	11.76	4.19%	2.05%	(0.79%)	21.74%	641	62%
1/11/2016 - 3/31/2016	9.10	(0.01)		0.57	0.56	—		—	—	9.66	18.42%	2.05%	(0.44%)	6.15%	130	27%
Advisor Class
4/1/2019 - 3/31/2020	$12.32	$0.00	(7)	($3.57)	($3.57)	($0.04)		$—	($0.04)	$8.71	1.48%	0.98%	0.04%	(29.07%)	$7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01		(0.07)	(0.06)	(0.01)		(0.65)	(0.66)	12.32	1.47%	1.05%	0.04%	(0.26%)	13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01		1.35	1.36	(0.01)		(0.21)	(0.22)	13.04	1.64%	1.05%	0.09%	11.45%	14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02		2.21	2.23	(0.01)		—	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.42%	1.05%	0.56%	6.37%	153	27%
Class R6
4/1/2019 - 3/31/2020	$11.29	$0.01		($3.28)	($3.27)	($0.05)		$—	($0.05)	$7.97	1.37%	0.93%	0.09%	(29.05%)	$731	42%
4/1/2018 - 3/31/2019	12.00	0.01		(0.06)	(0.05)	(0.01)		(0.65)	(0.66)	11.29	1.32%	1.00%	0.09%	(0.18%)	658	56%
4/1/2017 - 3/31/2018	10.95	0.02		1.24	1.26	—		(0.21)	(0.21)	12.00	1.49%	1.00%	0.14%	11.54%	457	62%
4/1/2016 - 3/31/2017	9.67	0.03		2.17	2.20	(0.92)		—	(0.92)	10.95	3.04%	1.00%	0.26%	23.03%	140	62%
12/1/2015 - 3/31/2016	10.31	0.02		(0.60)	(0.58)	(0.06)		—	(0.06)	9.67	10.38%	1.00%	0.61%	(5.68%)	497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—		—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap Value (9), (11)

Class A
4/1/2019 - 3/31/2020	$9.10	$0.04		($2.92)	($2.88)	($0.07)		$ —	($0.07)	$6.15	1.72%	1.22%	0.41%	(31.93%)	$1,023	45%
4/1/2018 - 3/31/2019	11.17	0.03		(0.49)	(0.46)	(0.03)		(1.58)	(1.61)	9.10	1.67%	1.30%	0.30%	(3.68%)	1,298	51%
4/1/2017 - 3/31/2018	11.52	0.02		0.62	0.64	(0.03)		(0.96)	(0.99)	11.17	1.65%	1.30%	0.14%	5.41%	1,105	47%
4/1/2016 - 3/31/2017	9.47	0.03		2.13	2.16	(0.06)		(0.05)	(0.11)	11.52	1.90%	1.30%	0.23%	22.65%	743	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—		—	—	9.47	15.99%	1.30%	0.97%	7.73%	148	17%
Class C
4/1/2019 - 3/31/2020	$8.94	($0.03)		($2.87)	($2.90)	$ —		$ —	$ —	$6.04	2.47%	1.97%	(0.35%)	(32.44%)	$644	45%
4/1/2018 - 3/31/2019	11.06	(0.05)		(0.49)	(0.54)	—		(1.58)	(1.58)	8.94	2.42%	2.05%	(0.45%)	(4.47%)	1,287	51%
4/1/2017 - 3/31/2018	11.46	(0.07)		0.63	0.56	—		(0.96)	(0.96)	11.06	2.40%	2.05%	(0.61%)	4.72%	1,568	47%
4/1/2016 - 3/31/2017	9.46	(0.06)		2.12	2.06	(0.01)		(0.05)	(0.06)	11.46	2.65%	2.05%	(0.52%)	21.81%	1,105	76%
1/11/2016 - 3/31/2016	8.80	0.00	(7)	0.66	0.66	—		—	—	9.46	16.74%	2.05%	0.22%	7.50%	121	17%
Advisor Class
4/1/2019 - 3/31/2020	$9.16	$0.06		($2.94)	($2.88)	($0.09)		$ —	($0.09)	$6.19	1.47%	0.97%	0.66%	(31.79%)	$10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06		(0.51)	(0.45)	(0.05)		(1.58)	(1.63)	9.16	1.42%	1.05%	0.55%	(3.51%)	11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05		0.63	0.68	(0.07)		(0.96)	(1.03)	11.24	1.40%	1.05%	0.39%	5.70%	15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05		2.15	2.20	(0.04)		(0.05)	(0.09)	11.59	1.65%	1.05%	0.48%	23.02%	20,617	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.66	0.68	—		—	—	9.48	15.74%	1.05%	1.22%	7.84%	261	17%
Class R6
4/1/2019 - 3/31/2020	$9.12	$0.07		($2.92)	($2.85)	($0.10)		$ —	($0.10)	$6.17	1.36%	0.92%	0.70%	(31.67%)	$2,314	45%
4/1/2018 - 3/31/2019	11.21	0.07		(0.52)	(0.45)	(0.06)		(1.58)	(1.64)	9.12	1.27%	1.00%	0.60%	(3.52%)	3,134	51%
4/1/2017 - 3/31/2018	11.55	0.05		0.64	0.69	(0.07)		(0.96)	(1.03)	11.21	1.25%	1.00%	0.44%	5.78%	9,657	47%
4/1/2016 - 3/31/2017	9.47	0.06		2.13	2.19	(0.06)		(0.05)	(0.11)	11.55	1.50%	1.00%	0.53%	23.02%	9,655	76%
12/1/2015 - 3/31/2016	10.14	0.04		(0.49)	(0.45)	(0.12)		(0.10)	(0.22)	9.47	16.02%	1.00%	1.27%	(4.37%)	1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—		—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%
Pacific Funds Small-Cap Growth (9)

Class A
4/1/2019 - 3/31/2020	$11.97	($0.09)		($3.39)	($3.48)	$—		$—	$—	$8.49	1.60%	1.18%	(0.74%)	(29.01%)	$2,107	27%
4/1/2018 - 3/31/2019	12.26	(0.08)		0.73	0.65	—		(0.94)	(0.94)	11.97	1.56%	1.26%	(0.63%)	5.65%	3,126	72%
4/1/2017 - 3/31/2018	11.14	(0.08)		1.68	1.60	—		(0.48)	(0.48)	12.26	1.62%	1.30%	(0.65%)	14.51%	713	51%
4/1/2016 - 3/31/2017	9.61	(0.07)		1.80	1.73	—		(0.20)	(0.20)	11.14	1.93%	1.30%	(0.68%)	17.83%	514	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.35	0.34	—		—	—	9.61	12.44%	1.30%	(0.70%)	3.88%	43	7%
Class C
4/1/2019 - 3/31/2020	$11.65	($0.17)		($3.28)	($3.45)	$—		$—	$—	$8.20	2.35%	1.98%	(1.54%)	(29.61%)	$587	27%
4/1/2018 - 3/31/2019	12.06	(0.17)		0.70	0.53	—		(0.94)	(0.94)	11.65	2.31%	2.05%	(1.42%)	4.82%	959	72%
4/1/2017 - 3/31/2018	11.05	(0.16)		1.65	1.49	—		(0.48)	(0.48)	12.06	2.37%	2.05%	(1.40%)	13.62%	759	51%
4/1/2016 - 3/31/2017	9.61	(0.15)		1.79	1.64	—		(0.20)	(0.20)	11.05	2.68%	2.05%	(1.43%)	17.14%	187	49%
1/11/2016 - 3/31/2016	9.27	(0.03)		0.37	0.34	—		—	—	9.61	13.19%	2.05%	(1.45%)	3.67%	34	7%
Advisor Class
4/1/2019 - 3/31/2020	$12.08	($0.06)		($3.43)	($3.49)	$—		$—	$—	$8.59	1.35%	0.98%	(0.54%)	(28.89%)	$3,083	27%
4/1/2018 - 3/31/2019	12.35	(0.05)		0.72	0.67	—		(0.94)	(0.94)	12.08	1.31%	1.05%	(0.42%)	5.86%	5,288	72%
4/1/2017 - 3/31/2018	11.19	(0.05)		1.69	1.64	—		(0.48)	(0.48)	12.35	1.37%	1.05%	(0.40%)	14.80%	13,574	51%
4/1/2016 - 3/31/2017	9.64	(0.05)		1.80	1.75	—		(0.20)	(0.20)	11.19	1.68%	1.05%	(0.43%)	18.23%	13,321	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.38	0.37	—		—	—	9.64	12.19%	1.05%	(0.45%)	3.99%	234	7%
Class R6
4/1/2019 - 3/31/2020	$12.12	($0.05)		($3.44)	($3.49)	$—		$—	$—	$8.63	1.24%	0.83%	(0.39%)	(28.80%)	$1,375	27%
4/1/2018 - 3/31/2019	12.38	(0.04)		0.72	0.68	—		(0.94)	(0.94)	12.12	1.16%	0.90%	(0.27%)	5.92%	2,287	72%
4/1/2017 - 3/31/2018	11.20	(0.03)		1.69	1.66	—		(0.48)	(0.48)	12.38	1.22%	0.90%	(0.25%)	14.97%	10,826	51%
4/1/2016 - 3/31/2017	9.63	(0.03)		1.80	1.77	(0.00	)(7)	(0.20)	(0.20)	11.20	1.53%	0.90%	(0.28%)	18.47%	9,680	49%
1/11/2016 - 3/31/2016	9.27	(0.00	)(7)	0.36	0.36	—		—	—	9.63	12.04%	0.90%	(0.29%)	3.88%	411	7%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

(1)	For share classes that commenced operations after April 1, 2015, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the underlying funds in which the Portfolio Optimization Funds invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Class B shares were converted to Class A shares on July 31, 2019.
(7)	Reflects an amount rounding to less than $0.01 per share.
(8)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2020 are as follows:

Fund	Class A	Class C	Class I	Class P	Advisor Class
Pacific Funds Floating Rate Income	0.99%	1.69%	0.69%	0.69%	0.74%

(9)	Class S shares were renamed to Class R6 shares on January 1, 2020.
(10)	Includes $0.01 per share return of capital distribution.
(11)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2020, the Trust was comprised of thirty-three separate funds, eighteen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund

Pacific FundsSM Portfolio Optimization Conservative (1)

Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)

Pacific FundsSM Portfolio Optimization Moderate (1)

Pacific FundsSM Portfolio Optimization Growth (1)

Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)

Pacific FundsSM Ultra Short Income (2)

Pacific FundsSM Short Duration Income (2)

Pacific FundsSM Core Income (2)

Pacific FundsSM Strategic Income (2)

Fund

Pacific FundsSM Floating Rate Income (2)

Pacific FundsSM High Income (2)

Pacific FundsSM Diversified Income

Pacific FundsSM Large-Cap (3)

Pacific FundsSM Large-Cap Value (3)

Pacific FundsSM Small/Mid-Cap (3)

Pacific FundsSM Small-Cap (3)

Pacific FundsSM Small-Cap Value (3)

Pacific FundsSM Small-Cap Growth (3)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”.
(2)	These Funds are collectively known as the “PF Fixed Income Funds”.
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”.

The Portfolio Optimization Funds offer Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge (ii) Class C shares are subject to a maximum 1.00% contingent deferred sales charge (“CDSC”); and (iii) Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date. Effective July 31, 2019, all Class B shares were converted to Class A shares within each Fund, and Class B shares were concurrently terminated.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares, except Pacific Funds Ultra Short Income (which offers Class I and Advisor Class shares only). Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The Pacific Funds Diversified Income offers Advisor Class shares only.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, and Class R6 (formerly named Class S) shares. Additionally, Pacific Funds Small-Cap Growth offers Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class P, Advisor Class, and Class R6 shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of certain other funds of the Trust (collectively, the “PF Underlying Funds”) as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-24.

On June 26, 2019 and March 20, 2020, the PF Underlying Funds of PF Equity Long/Short Fund and PF Currency Strategies Fund, respectively, were liquidated pursuant to plans of liquidation approved by the Trust’s Board of Trustees. Because the PF Equity Long/Short and

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

PF Currency Strategies Funds were liquidated prior to March 31, 2020, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds (except Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income), and Pacific Funds Diversified Income, dividends on net investment income, if any, are generally declared and paid monthly. For Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income, dividends, if any, are generally declared daily and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, including

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NOTES TO FINANCIAL STATEMENTS (Continued)

interim periods within those fiscal years. Management has evaluated ASU 2017-08 and concluded that it does not have a material impact on the financial statements or disclosures.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Each Fund’s NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of the Fund’s NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material policy changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2020, as categorized under the three-tier hierarchy of inputs, can be found in each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2020, Pacific Funds Strategic Income and Pacific Funds High Income had unfunded loan commitments of $229,648, and $41,008, respectively (see details in the Notes to Schedules of Investments).

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund.

LIBOR Phaseout Risk

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth (See Note 7C).

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NOTES TO FINANCIAL STATEMENTS (Continued)

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. While the United Kingdom stopped being a member of the European Union as of January 31, 2020, the exact time frame for the full implementation of the Brexit transition is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, Secured Overnight Financing Rate, or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt

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NOTES TO FINANCIAL STATEMENTS (Continued)

from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2020, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk

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NOTES TO FINANCIAL STATEMENTS (Continued)

may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds are exposed to the same derivative risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. The annual report of the PF Underlying Funds discusses in further detail the derivative instruments and the reasons a PF Underlying Fund invested in derivatives during the reporting period.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

None of the Funds presented in these financial statements held total return swaps as of March 31, 2020.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

None of the Funds presented in these financial statements were subject to enforceable master agreements with netting arrangements as of March 31, 2020.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA directly manages the Portfolio Optimization Funds. PLFA also managed the PF Fixed Income Funds under the name Pacific Asset Management (the Pacific Funds Diversified Income was managed by both Pacific Asset Management and sub-adviser Cadence Capital Management LLC), through December 30, 2019. PLFA has retained other investment management firms to sub-advise the PF Fixed Income Funds, the PF U.S. Equity Funds, and Pacific Funds Diversified Income. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain Funds presented in these financial statements. PLFA, as Investment Adviser of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. PLFA receives investment advisory fees from each Fund which are based on the following annual percentage of the average daily net assets of each Fund:

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2020	Sub-Adviser(s)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%	0.025% above $2 billion to $3 billion 0.050% on next $2 billion 0.075% on next $2.5 billion 0.100% on excess
Pacific Funds Ultra Short Income	0.25%		Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Short Duration Income	0.40%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Core Income	0.50%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Strategic Income Pacific Funds High Income	0.60%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Floating Rate Income	0.65%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Diversified Income	0.35%		Cadence Capital Management LLC and Pacific Asset Management LLC (effective December 31, 2019)
Pacific Funds Large-Cap (1)	0.45%		Rothschild & Co Asset Management US Inc.
Pacific Funds Large-Cap Value (1)	0.55%		Rothschild & Co Asset Management US Inc.
Pacific Funds Small/Mid-Cap (1) Pacific Funds Small-Cap (1) Pacific Funds Small-Cap Value (1) Pacific Funds Small-Cap Growth (1)	0.75%		Rothschild & Co Asset Management US Inc.

(1)	Reflects new advisory fee rates effective June 28, 2019.

The advisory fee and advisory fee waiver rates for the PF U.S. Equity Funds prior to June 28, 2019 were:

Fund	Advisory Fee Rate	Advisory Fee Waiver
Pacific Funds Large-Cap	0.65%	0.10%
Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth	0.85%

Prior to January 1, 2020, the Trust compensated Pacific Life (the “Administrator”) for procuring or providing administrative, transfer agency, and shareholder services pursuant to an Administration and Shareholder Services Agreement. In addition, Pacific Life and PLFA provided support services to the Trust that were outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration and Shareholder Services Agreement and Investment Advisory Agreement.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Effective January 1, 2020, pursuant to the PF Administration Agreement with the Trust, the Administrator and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

Prior to January 1, 2020, under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services did not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis. Effective January 1, 2020, the Support Services Agreement was terminated.

Pacific Life receives an administration fee from each Fund and applicable share class presented in these financial statements, based on a annual rate of 0.15% of average daily net assets of each Fund. Prior to January 1, 2020, Pacific Life received an administration fee from each Fund and applicable share class presented in these financial statements, based on the following annual percentage of average daily net assets of each Fund:

Fund	Share Class (1)	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, and Advisor	0.15%
Pacific Funds Ultra Short Income	Advisor	0.30%
	I	0.15%
Pacific Funds Short Duration Income	A, C, and Advisor	0.30%
Pacific Funds Strategic Income	I	0.15%
Pacific Funds Core Income	A, C, and Advisor	0.30%
Pacific Funds Floating Rate Income Pacific Funds High Income	I and P	0.15%
Pacific Funds Diversified Income	Advisor	0.30%
PF U.S. Equity Funds	A, C, and Advisor	0.30%
	R6	0.15%
Pacific Funds Small-Cap Growth	P	0.15%

(1)	Class B shares were converted to Class A shares on July 31, 2019 (see Note 1 in Notes to Financial Statements).

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class- specific distribution and service plans, each adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (together the “12b-1 Plans”) for Class B, C, and R shares. The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentages of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B (1) and C	0.75%	0.25%
Class A Plan	A		0.25%

(1)	Class B shares were converted to Class A shares on July 31, 2019 (see Note 1 in Notes to Financial Statements).

There are no distribution and service fees for Class I, Class P, Advisor Class, and Class R6 shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2020, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $5,114,592 from the sale of Class A shares and received $40,950 in CDSC from redemptions of Class A, B, and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended March 31, 2020 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2020 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

expenses include, but are not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses. These operating expenses do not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class (1)	Expense Caps
Portfolio Optimization Funds	A, B, C, and Advisor	0.15% through 7/31/2020 and 0.30% thereafter through 7/31/2023
Pacific Funds Ultra Short Income	I and Advisor	0.07% through 7/31/2022
Pacific Funds Short Duration Income	A, C, I, and Advisor	0.10% through 7/31/2020
Pacific Funds Core Income	A and C	0.10% through 7/31/2020
	I, Advisor, and P	0.05% through 7/31/2020
Pacific Funds Strategic Income	A and Advisor	0.10% through 7/31/2020
	C and I	0.05% through 7/31/2020
Pacific Funds Floating Rate Income	A and Advisor	0.10% through 7/31/2020
	C, I, and P	0.05% through 7/31/2020
Pacific Funds High Income	A, I, Advisor, and P	0.10% through 7/31/2020
	C	0.05% through 7/31/2020
Pacific Funds Diversified Income	Advisor	0.10% through 7/31/2022
Pacific Funds Large-Cap	A	0.20% through 7/31/2020
Pacific Funds Large-Cap Value	C and Advisor	0.20% through 7/31/2020
	R6	0.10% through 7/31/2020
Pacific Funds Small/Mid-Cap	A	0.20% through 7/31/2020
Pacific Funds Small-Cap	C and Advisor	0.20% through 7/31/2020
Pacific Funds Small-Cap Value	R6	0.15% through 7/31/2020
Pacific Funds Small-Cap Growth	A	0.15% through 7/31/2020
	C, Advisor, and P	0.20% through 7/31/2020
	R6	0.05% through 7/31/2020

(1)	Class B shares were converted to Class A shares on July 31, 2019 (see Note 1 in Notes to Financial Statements).

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended March 31, 2020 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2020 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2020 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2021	3/31/2022	3/31/2023
Pacific Funds Portfolio Optimization Conservative	$250,155	$230,770	$197,838
Pacific Funds Portfolio Optimization Moderate-Conservative	334,819	305,325	249,902
Pacific Funds Portfolio Optimization Moderate	841,944	774,354	612,516
Pacific Funds Portfolio Optimization Growth	646,561	602,203	493,143
Pacific Funds Portfolio Optimization Aggressive-Growth	256,481	253,140	226,029
Pacific Funds Ultra Short Income			115,776
Pacific Funds Short Duration Income	1,000,932	1,385,844	2,174,161
Pacific Funds Core Income	2,102,504	1,843,904	2,204,086
Pacific Funds Strategic Income	1,246,313	1,612,421	1,718,677
Pacific Funds Floating Rate Income	3,114,566	4,391,138	3,637,709
Pacific Funds High Income	119,953	169,374	253,239
Pacific Funds Diversified Income			136,048
Pacific Funds Large-Cap	87,705	85,164	93,139
Pacific Funds Large-Cap Value	111,953	98,891	91,667
Pacific Funds Small/Mid-Cap	341,697	493,273	516,716
Pacific Funds Small-Cap	88,698	94,696	91,474
Pacific Funds Small-Cap Value	104,441	90,131	89,955
Pacific Funds Small-Cap Growth	107,736	103,024	89,691

Total	$10,756,458	$12,533,652	$12,991,766

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the fiscal year ended March 31, 2020.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2020, each of the Portfolio Optimization Funds (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2020 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2019	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2020
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$7,598,484	$165,516	$206,672	$2,167,762	($6,206)	$73,416	$5,870,120	551,703
Pacific Funds Floating Rate Income	6,356,221	122,448	244,433	4,101,053	(314,307)	(139,183)	2,168,559	246,147
Pacific Funds High Income	16,618,804	10,123,454	919,486	3,022,651	(78,563)	(1,715,752)	22,844,778	2,637,965
PF Inflation Managed	14,124,612	309,488	160,475	3,672,288	65,055	405,365	11,392,707	1,247,832
PF Managed Bond	93,902,067	2,256,212	1,059,118	29,604,044	1,277,854	3,356,032	72,247,239	6,550,067
PF Short Duration Bond	37,048,639	8,502,543	1,047,627	12,035,769	(240,252)	(559,131)	33,763,657	3,455,850
PF Emerging Markets Debt	12,751,835	5,662,502	585,300	2,044,022	(51,366)	(2,327,440)	14,576,809	2,030,196
Pacific Funds Small-Cap Growth	760,923	26,279	—	521,644	(358,896)	93,338	—	—
PF Developing Growth	498,405	711,489	—	91,143	39,576	40	1,158,367	81,633
PF Growth	2,323,716	467,270	229	564,404	106,649	37,846	2,371,306	87,502
PF Large-Cap Value	4,668,784	1,121,072	59,022	943,817	250,553	(679,568)	4,476,046	463,359
PF Multi-Asset	37,434,469	9,200,032	887,820	7,717,214	90,970	(4,225,655)	35,670,422	4,334,195
PF Small-Cap Value	1,255,559	397,373	7,118	206,444	37,691	(337,016)	1,154,281	223,265
PF Emerging Markets	5,103,493	2,489,060	33,930	3,129,643	659,139	(866,131)	4,289,848	437,740
PF International Large-Cap	1,396,039	22,414	10,001	1,345,271	(86,742)	3,559	—	—
PF International Small-Cap	1,272,421	1,032,602	—	1,297,956	(95,124)	251,021	1,162,964	166,614
PF International Value	1,375,816	30,021	20,214	1,176,043	(273,770)	23,762	—	—
PF Real Estate	3,877,366	81,382	65,178	2,154,862	(511,684)	(162,960)	1,194,420	115,963
PF Currency Strategies (4)	3,796,527	3,735,370	—	6,995,225	(629,749)	93,077	—	—
PF Equity Long/Short (4)	3,802,632	8,714	—	3,630,548	(649,066)	468,268	—	—
	$255,966,812	$46,465,241	$5,306,623	$86,421,803	($768,238)	($6,207,112)	$214,341,523

Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$8,822,165	$58,408	$243,102	$2,446,956	($9,822)	$80,839	$6,747,736	634,186
Pacific Funds Floating Rate Income	7,416,217	71,633	269,216	5,857,374	(457,868)	(11,080)	1,430,744	162,400
Pacific Funds High Income	22,357,375	9,705,177	1,253,540	4,524,479	(122,433)	(2,878,856)	25,790,324	2,978,097
PF Inflation Managed	9,357,278	63,401	104,955	4,343,575	74,409	200,369	5,456,837	597,682
PF Managed Bond	109,150,939	721,607	1,266,827	34,284,761	1,357,672	4,029,101	82,241,385	7,456,155
PF Short Duration Bond	29,791,079	7,490,911	862,141	11,912,758	(185,300)	(443,998)	25,602,075	2,620,479
PF Emerging Markets Debt	16,726,117	4,996,827	756,676	2,975,608	(77,980)	(2,970,737)	16,455,295	2,291,824
Pacific Funds Small-Cap Growth	1,108,836	11,233	—	747,621	(186,895)	(185,553)	—	—
PF Developing Growth	726,274	902,876	—	149,075	81,530	(35,875)	1,525,730	107,521
PF Growth	9,783,262	2,238,709	945	2,748,661	489,499	199,581	9,963,335	367,651
PF Large-Cap Value	21,330,322	4,274,479	264,659	4,852,530	1,127,544	(2,988,482)	19,155,992	1,983,022
PF Multi-Asset	81,552,140	13,701,497	1,837,667	19,028,135	557,254	(8,687,243)	69,933,180	8,497,349
PF Small-Cap Value	3,659,180	36,530	20,487	1,137,273	(303,396)	(755,393)	1,520,135	294,030
PF Emerging Markets	13,015,087	6,082,706	100,078	7,286,892	2,026,527	(2,639,297)	11,298,209	1,152,878
PF International Large-Cap	6,473,127	40,785	61,349	3,578,783	425,533	(750,037)	2,671,974	295,246
PF International Small-Cap	3,708,606	374,490	94,610	2,262,355	(107,298)	(276,387)	1,531,666	219,436
PF International Value	7,108,208	69,275	136,394	3,635,394	(462,636)	(968,352)	2,247,495	437,256
PF Real Estate	9,418,586	1,792,807	185,893	6,187,099	(1,540,020)	(523,574)	3,146,593	305,494
PF Currency Strategies (4)	5,533,000	5,197,117	—	9,976,040	(928,814)	174,737	—	—
PF Equity Long/Short (4)	5,541,750	10,489	—	5,288,677	(926,597)	663,035	—	—
	$372,579,548	$57,840,957	$7,458,539	$133,224,046	$830,909	($18,767,202)	$286,718,705

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$18,006,462	$87,056	$504,530	$4,718,950	($62,492)	$171,137	$13,987,743	1,314,637
Pacific Funds Floating Rate Income	11,459,848	83,698	419,333	7,055,479	(286,918)	(319,564)	4,300,918	488,186
Pacific Funds High Income	46,123,452	12,546,342	2,466,175	7,885,661	(201,052)	(5,528,341)	47,520,915	5,487,404
PF Inflation Managed	11,582,422	72,095	131,478	7,940,281	112,287	155,244	4,113,245	450,520
PF Managed Bond	219,577,492	18,024,371	2,803,740	80,605,283	2,376,580	8,303,027	170,479,927	15,456,022
PF Short Duration Bond	69,140,691	5,899,948	1,751,900	26,759,549	(343,701)	(929,225)	48,760,064	4,990,795
PF Emerging Markets Debt	23,004,631	16,705,528	1,049,243	3,702,258	(112,296)	(3,868,481)	33,076,367	4,606,736
Pacific Funds Small-Cap Growth	6,862,909	48,935	—	4,554,655	(1,524,288)	(832,901)	—	—
PF Developing Growth	4,495,080	1,232,258	—	765,519	369,986	(732,755)	4,599,050	324,105
PF Growth	86,169,450	342,038	8,449	27,257,463	3,768,863	(715,733)	62,315,604	2,299,469
PF Large-Cap Value	75,681,904	14,945,829	1,025,801	15,552,650	(667,944)	(7,909,607)	67,523,333	6,989,993
PF Multi-Asset	401,029,374	52,913,209	9,165,475	85,204,810	1,822,969	(45,167,550)	334,558,667	40,651,114
PF Small-Cap Value	22,646,588	142,666	95,299	9,002,288	278,580	(4,996,129)	9,164,716	1,772,672
PF Emerging Markets	46,031,557	13,463,039	398,104	22,751,962	8,356,498	(11,437,138)	34,060,098	3,475,520
PF International Large-Cap	19,459,547	77,964	249,818	6,008,652	1,738,042	(3,434,840)	12,081,879	1,335,014
PF International Small-Cap	11,476,951	4,937,647	300,389	6,804,050	(329,791)	(347,060)	9,234,086	1,322,935
PF International Value	21,997,625	137,844	597,568	6,231,779	(2,118,748)	(4,446,670)	9,935,840	1,933,043
PF Real Estate	29,145,205	5,539,397	580,367	14,969,793	(3,370,286)	(2,697,020)	14,227,870	1,381,347
PF Currency Strategies (4)	14,268,549	13,378,201	—	26,040,667	(1,999,638)	393,555	—	—
PF Equity Long/Short (4)	14,291,047	—	—	13,609,493	(2,416,522)	1,734,968	—	—
	$1,152,450,784	$160,578,065	$21,547,669	$377,421,242	$5,390,129	($82,605,083)	$879,940,322

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2019	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2020
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$5,821,489	$433,637	$171,227	$1,435,012	($32,937)	$51,205	$5,009,609	470,828
Pacific Funds Floating Rate Income	4,417,354	11,087	118,879	4,536,824	(123,649)	113,153	—	—
Pacific Funds High Income	26,669,108	1,298,401	1,354,559	3,848,541	(99,450)	(3,035,702)	22,338,375	2,579,489
PF Inflation Managed	4,464,711	15,223	51,884	4,594,605	61,357	1,430	—	—
PF Managed Bond	70,124,800	16,923,646	1,067,446	31,460,043	602,576	2,764,583	60,023,008	5,441,796
PF Short Duration Bond	17,767,979	8,494,283	633,684	14,212,404	(408,496)	(269,477)	12,005,569	1,228,820
PF Emerging Markets Debt	13,301,449	11,651,449	618,067	1,904,639	(47,513)	(2,240,556)	21,378,257	2,977,473
Pacific Funds Small-Cap Growth	10,582,026	36,420	—	7,805,800	(2,559,418)	(253,228)	—	—
PF Developing Growth	6,930,939	2,718,127	—	2,603,636	368,759	(620,248)	6,793,941	478,784
PF Growth	56,556,688	9,156,321	6,599	13,822,731	4,246,816	(2,167,387)	53,976,306	1,991,746
PF Large-Cap Value	52,644,228	10,696,944	734,764	9,572,276	3,065,742	(9,333,327)	48,236,075	4,993,382
PF Multi-Asset	439,328,375	16,969,455	10,129,377	87,243,942	1,833,357	(56,029,229)	324,987,393	39,488,140
PF Small-Cap Value	26,189,940	90,485	152,612	8,080,738	(2,652,503)	(5,545,440)	10,154,356	1,964,092
PF Emerging Markets	48,795,883	8,865,945	506,948	19,344,664	8,506,149	(12,737,161)	34,593,100	3,529,908
PF International Large-Cap	23,827,393	5,854,247	203,296	11,643,889	2,594,770	(2,656,664)	18,179,153	2,008,746
PF International Small-Cap	8,848,134	3,816,326	489,063	1,218,168	(109,159)	(1,594,865)	10,231,331	1,465,807
PF International Value	26,526,020	3,987,283	472,647	11,724,052	(78,854)	(4,171,702)	15,011,342	2,920,495
PF Real Estate	26,963,249	8,488,547	610,137	12,234,998	(3,048,093)	(3,262,188)	17,516,654	1,700,646
PF Currency Strategies (4)	8,800,318	8,232,668	—	16,090,978	(1,106,890)	164,882	—	—
PF Equity Long/Short (4)	8,814,136	—	—	8,393,453	(1,361,216)	940,533	—	—
	$887,374,219	$117,740,494	$17,321,189	$271,771,393	$9,651,348	($99,881,388)	$660,434,469

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Core Income	$314,307	$156,653	$10,824	$247,486	($11,754)	($580)	$221,964	20,861
Pacific Funds Floating Rate Income	3,801	—	2	3,815	12	—	—	—
Pacific Funds High Income	1,559,871	930,681	85,158	182,252	(2,758)	(128,513)	2,262,187	261,223
PF Managed Bond	4,388,991	1,428,092	72,799	4,009,689	76,697	17,184	1,974,074	178,973
PF Short Duration Bond	1,558,880	4,700,228	114,163	4,132,320	(71,277)	(41,751)	2,127,923	217,802
PF Emerging Markets Debt	1,556,007	991,571	75,350	162,461	(6,279)	(289,066)	2,165,122	301,549
Pacific Funds Small-Cap Growth	4,641,966	51,839	—	3,031,215	(1,369,772)	(292,818)	—	—
PF Developing Growth	3,040,477	1,165,757	—	364,471	260,815	(491,082)	3,611,496	254,510
PF Growth	31,504,514	8,358,742	3,807	6,395,630	1,962,950	(461,913)	34,972,470	1,290,497
PF Large-Cap Value	16,781,066	7,453,181	226,463	2,163,133	1,037,608	(2,402,968)	20,932,217	2,166,896
PF Multi-Asset	176,778,623	1,198,274	4,316,051	35,934,486	(3,653,531)	(22,737,214)	119,967,717	14,576,879
PF Small-Cap Value	16,849,568	184,137	91,227	6,199,325	(1,608,342)	(3,319,691)	5,997,574	1,160,072
PF Emerging Markets	18,680,820	2,787,460	210,220	6,476,603	3,600,645	(5,427,199)	13,375,343	1,364,831
PF International Large-Cap	6,968,174	4,171,334	74,603	2,415,508	1,038,042	(934,113)	8,902,532	983,705
PF International Small-Cap	4,657,643	2,409,258	172,642	1,946,166	(101,204)	(357,853)	4,834,320	692,596
PF International Value	7,935,351	3,407,109	179,867	2,288,758	(11,450)	(1,419,869)	7,802,250	1,517,948
PF Real Estate	9,462,486	3,136,666	224,636	3,155,911	(824,934)	(1,394,346)	7,448,597	723,165
PF Currency Strategies (4)	2,316,273	2,210,765	—	4,298,487	(244,924)	16,373	—	—
PF Equity Long/Short (4)	2,319,912	6,216	—	2,214,881	(362,040)	250,793	—	—
	$311,318,730	$44,747,963	$5,857,812	$85,622,597	($291,496)	($39,414,626)	$236,595,786

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)

Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth.

(3)

Net realized gain (loss) includes capital gains distributions from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth, if any.

(4)	All shares in the PF Currency Strategies and PF Equity Long/Short Funds were fully redeemed during the fiscal year ended March 31, 2020.

As of March 31, 2020, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Ultra Short Income	99.64%
Pacific Funds Diversified Income	100.00%
Pacific Funds Large-Cap Value	39.42%
Pacific Funds Small-Cap Value	31.57%
Pacific Funds Small-Cap Growth	33.83%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2020, such expenses decreased by $1,649 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of March 31, 2020, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $40,631.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2020, there were no purchase and sale transactions with an affiliated Fund within the Trust. There were purchase and sale transactions with affiliated funds outside of the Trust, which were transacted at the current market price and conducted in compliance with Rule 17a-7 under the 1940 Act.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $200,000,000 committed revolving line of credit agreement with a syndicate of banks, which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the Federal Funds effective rate, plus 1.20%. Pacific Funds Floating Rate Income paid an upfront fee of 0.025% and pays a commitment fee equal to 0.20% per annum on the daily unused portion of the committed line up to a maximum, including upfront fee, of $450,000. As of March 31, 2020, the actual interest rate on borrowing by the Trust was 2.19%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that Pacific Funds Floating Rate Income had a loan outstanding were 2.13% and $83,894,737, respectively. As of March 31, 2020, Pacific Funds Floating Rate Income had loans outstanding in the amount of $54,000,000.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2020, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$53,741,787	$86,421,803
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	70,240,430	133,224,046
Pacific Funds Portfolio Optimization Moderate	—	—	201,504,336	377,421,242
Pacific Funds Portfolio Optimization Growth	—	—	152,941,504	271,771,393
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	58,029,604	85,622,597
Pacific Funds Ultra Short Income	2,366,498	650,651	36,852,454	15,324,933
Pacific Funds Short Duration Income	117,169,922	31,634,414	736,885,708	487,760,671
Pacific Funds Core Income	176,035,625	96,137,061	741,724,960	461,648,074
Pacific Funds Strategic Income	—	—	805,082,558	652,333,506
Pacific Funds Floating Rate Income	495,000	497,500	1,834,760,053	2,285,244,254
Pacific Funds High Income	—	—	104,797,335	76,535,031
Pacific Funds Diversified Income	2,102,447	548,142	34,690,164	7,841,175
Pacific Funds Large-Cap	—	—	17,672,334	15,418,044
Pacific Funds Large-Cap Value	—	—	11,307,666	10,199,622
Pacific Funds Small/Mid-Cap	—	—	124,492,778	156,832,552
Pacific Funds Small-Cap	—	—	7,520,046	9,443,694
Pacific Funds Small-Cap Value	—	—	11,075,035	8,090,723
Pacific Funds Small-Cap Growth	—	—	7,857,795	25,540,779

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2020, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2020:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	($2,102,994)	$576,381	$—	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	—	176,141	507,944	—	684,085
Pacific Funds Portfolio Optimization Moderate	—	717,405	2,628,057	—	—	—	—
Pacific Funds Portfolio Optimization Growth	—	—	5,155,940	1,079,540	—	—	1,079,540
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	—	490,471	1,535,881	1,149,743	3,176,095
Pacific Funds Ultra Short Income	—	2,944	—	—	17,459	—	17,459
Pacific Funds Short Duration Income	(6,444,892)	234,768	—	—	—	—	—
Pacific Funds Core Income	(21,043,536)	630,161	—	—	—	—	—
Pacific Funds Strategic Income	(7,307,629)	714,373	—	—	—	—	—
Pacific Funds Floating Rate Income	(100,945,158)	932,021	—	—	—	—	—
Pacific Funds High Income	(10,810,422)	90,864	—	—	—	—	—
Pacific Funds Diversified Income	—	—	—	—	171,123	—	171,123
Pacific Funds Large-Cap	—	46,675	—	—	363,968	—	363,968
Pacific Funds Large-Cap Value	—	81,213	—	—	377,720	—	377,720
Pacific Funds Small/Mid-Cap	(15,852,377)	725,132	—	—	—	—	—
Pacific Funds Small-Cap	(1,220,925)	8,302	—	—	—	—	—
Pacific Funds Small-Cap Value	(1,366,170)	24,400	—	—	—	—	—
Pacific Funds Small-Cap Growth	(5,342,980)	—	—	56,300	—	—	56,300

Accumulated capital losses represent net capital loss carryovers as of March 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2020 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2020:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2020
Fund	Short Term	Long Term
Pacific Funds Portfolio Optimization Conservative	($538,878)	($1,564,116)	($2,102,994)	$—
Pacific Funds Short Duration Income	(2,080,266)	(4,364,626)	(6,444,892)	—
Pacific Funds Core Income	(8,057,999)	(12,985,537)	(21,043,536)	1,530,658
Pacific Funds Strategic Income	—	(7,307,629)	(7,307,629)	2,944,637
Pacific Funds Floating Rate Income	(24,711,408)	(76,233,750)	(100,945,158)	—
Pacific Funds High Income	(4,442,718)	(6,367,704)	(10,810,422)	—
Pacific Funds Small/Mid-Cap	(9,508,347)	(6,344,030)	(15,852,377)	—
Pacific Funds Small-Cap	(981,546)	(239,379)	(1,220,925)	—
Pacific Funds Small-Cap Value	(1,366,170)	—	(1,366,170)	—
Pacific Funds Small-Cap Growth	(5,209,139)	(133,841)	(5,342,980)	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2020, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$219,653,919	$6,064,716	($11,377,112)	($5,312,396)	$—	($5,312,396)
Pacific Funds Portfolio Optimization Moderate-Conservative	302,569,855	6,417,712	(22,268,862)	(15,851,150)	—	(15,851,150)
Pacific Funds Portfolio Optimization Moderate	914,945,547	43,209,867	(78,215,092)	(35,005,225)	—	(35,005,225)
Pacific Funds Portfolio Optimization Growth	706,353,151	35,003,349	(80,922,031)	(45,918,682)	—	(45,918,682)
Pacific Funds Portfolio Optimization Aggressive-Growth	251,289,988	16,314,034	(31,008,236)	(14,694,202)	—	(14,694,202)
Pacific Funds Ultra Short Income	25,420,366	22,447	(904,079)	(881,632)	—	(881,632)
Pacific Funds Short Duration Income	1,046,317,555	7,821,591	(35,048,126)	(27,226,535)	—	(27,226,535)
Pacific Funds Core Income	971,060,817	37,455,741	(42,358,359)	(4,902,618)	—	(4,902,618)
Pacific Funds Strategic Income	722,000,502	4,886,427	(87,547,245)	(82,660,818)	(29,359)	(82,690,177)
Pacific Funds Floating Rate Income	1,305,275,324	511,104	(147,488,414)	(146,977,310)	—	(146,977,310)
Pacific Funds High Income	151,486,588	2,647,080	(17,718,865)	(15,071,785)	(5,098)	(15,076,883)
Pacific Funds Diversified Income	28,662,827	610,106	(5,035,440)	(4,425,334)	151	(4,425,183)
Pacific Funds Large-Cap	19,085,308	2,986,862	(2,305,817)	681,045	—	681,045
Pacific Funds Large-Cap Value	16,509,658	1,678,320	(2,255,985)	(577,665)	—	(577,665)
Pacific Funds Small/Mid-Cap	292,159,392	20,233,406	(69,361,364)	(49,127,958)	—	(49,127,958)
Pacific Funds Small-Cap	15,198,213	1,025,427	(3,737,595)	(2,712,168)	—	(2,712,168)
Pacific Funds Small-Cap Value	18,409,267	560,123	(4,861,497)	(4,301,374)	—	(4,301,374)
Pacific Funds Small-Cap Growth	8,096,466	1,211,674	(2,135,177)	(923,503)	—	(923,503)

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives, short sales, unfunded loan commitments, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2016.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal year ended March 31, 2020 and the fiscal year ended March 31, 2019, were as follows:

	For the Year Ended March 31, 2020				For the Year Ended March 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$3,809,492	$474,053	—	$4,283,545	$4,642,221	$23,187,289	$27,829,510
Pacific Funds Portfolio Optimization Moderate-Conservative	6,035,647	1,191,046	—	7,226,693	6,200,006	57,672,779	63,872,785
Pacific Funds Portfolio Optimization Moderate	14,938,594	36,584,051	—	51,522,645	19,771,780	190,255,666	210,027,446
Pacific Funds Portfolio Optimization Growth	12,750,292	43,057,923	—	55,808,215	13,505,156	162,160,174	175,665,330
Pacific Funds Portfolio Optimization Aggressive-Growth	4,686,703	18,900,961	—	23,587,664	4,899,802	54,028,116	58,927,918
Pacific Funds Ultra Short Income	438,277	—	—	438,277
Pacific Funds Short Duration Income	24,211,883	—	—	24,211,883	13,498,890	—	13,498,890
Pacific Funds Core Income	23,931,961	—	—	23,931,961	20,673,956	—	20,673,956
Pacific Funds Strategic Income	29,155,007	—	—	29,155,007	25,561,308	—	25,561,308
Pacific Funds Floating Rate Income	77,305,342	—	—	77,305,342	89,807,013	—	89,807,013
Pacific Funds High Income	6,829,639	—	—	6,829,639	3,988,717	—	3,988,717
Pacific Funds Diversified Income	616,011	—	—	616,011
Pacific Funds Large-Cap	188,839	50,088	—	238,927	262,635	636,907	899,542
Pacific Funds Large-Cap Value	278,641	1,669,489	—	1,948,130	468,565	1,464,784	1,933,349
Pacific Funds Small/Mid-Cap	1,472,291	—	—	1,472,291	23,990	6,986,929	7,010,919
Pacific Funds Small-Cap	50,279	—	—	50,279	171,014	887,627	1,058,641
Pacific Funds Small-Cap Value	183,746	—	—	183,746	528,529	3,453,991	3,982,520
Pacific Funds Small-Cap Growth	—	—	—	—	555,700	4,368,444	4,924,144

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2020, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2020. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, swap income, redesignation of dividends paid, partnerships, defaulted bonds, and short-term capital gains received under Federal tax rules, versus U.S. GAAP. The calculation net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$1,004,715	($1,004,715)
Pacific Funds Portfolio Optimization Moderate-Conservative	(22)	1,437,340	(1,437,318)
Pacific Funds Portfolio Optimization Moderate	—	3,993,463	(3,993,463)
Pacific Funds Portfolio Optimization Growth	—	2,599,262	(2,599,262)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	820,755	(820,755)
Pacific Funds Ultra Short Income	(3,106)	279	2,827
Pacific Funds Short Duration Income	—	(95,867)	95,867
Pacific Funds Core Income	—	(17,542)	17,542
Pacific Funds Strategic Income	(381)	(6,622)	7,003
Pacific Funds Floating Rate Income	—	—	—
Pacific Funds High Income	(456)	8,628	(8,172)
Pacific Funds Diversified Income	(4,233)	4,954	(721)
Pacific Funds Large-Cap	—	(198)	198
Pacific Funds Large-Cap Value	—	(118)	118
Pacific Funds Small/Mid-Cap	(383)	1,487,181	(1,486,798)
Pacific Funds Small-Cap	—	88,339	(88,339)
Pacific Funds Small-Cap Value	—	103,475	(103,475)
Pacific Funds Small-Cap Growth	(182,362)	182,362	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year or period ended March 31, 2020 and the fiscal year ended March 31, 2019, were as follows:

	Pacific Funds Portfolio Optimization Conservative (1) (2)		Pacific Funds Portfolio Optimization Moderate- Conservative (1) (2)		Pacific Funds Portfolio Optimization Moderate (1) (2)		Pacific Funds Portfolio Optimization Growth (1) (2)
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019

Class A
Shares sold	6,495,722	1,597,168	7,767,556	1,937,860	18,537,632	5,162,968	12,271,667	3,767,426
Dividends and distribution reinvested	324,224	1,257,417	544,560	3,178,474	3,374,243	9,730,329	3,493,220	8,167,065
Shares repurchased	(3,817,604)	(3,103,888)	(5,723,129)	(4,994,834)	(14,928,645)	(10,845,624)	(10,132,943)	(7,456,705)
Converted from Class B shares	1,355,707	—	2,032,245	—	6,090,089	—	4,316,826	—
Converted from Class R shares	—	420,991	—	468,319	—	1,861,409	—	1,066,096
Net increase (decrease)	4,358,049	171,688	4,621,232	589,819	13,073,319	5,909,082	9,948,770	5,543,882
Beginning shares outstanding	11,830,609	11,658,921	18,667,514	18,077,695	54,354,174	48,445,092	41,456,527	35,912,645
Ending shares outstanding	16,188,658	11,830,609	23,288,746	18,667,514	67,427,493	54,354,174	51,405,297	41,456,527

Class B
Shares sold	6,011	63,288	—	26,848	17,102	64,612	12,085	46,713
Dividends and distribution reinvested	235	186,621	—	476,846	—	1,460,526	—	1,137,653
Shares repurchased	(274,318)	(825,329)	(581,852)	(994,617)	(1,418,786)	(2,427,834)	(915,455)	(1,701,102)
Converted to Class A shares	(1,392,882)	—	(2,086,509)	—	(6,218,286)	—	(4,419,822)	—
Net increase (decrease)	(1,660,954)	(575,420)	(2,668,361)	(490,923)	(7,619,970)	(902,696)	(5,323,192)	(516,736)
Beginning shares outstanding	1,660,954	2,236,374	2,668,361	3,159,284	7,619,970	8,522,666	5,323,192	5,839,928
Ending shares outstanding	—	1,660,954	—	2,668,361	—	7,619,970	—	5,323,192

Class C
Shares sold	1,179,580	1,043,597	621,381	960,955	1,255,885	1,880,807	973,016	1,424,262
Dividends and distribution reinvested	56,670	1,232,997	74,501	2,331,644	618,266	6,244,815	642,952	4,590,292
Shares repurchased	(7,507,366)	(3,578,110)	(8,742,296)	(4,376,803)	(20,517,810)	(8,912,732)	(13,625,537)	(5,149,545)
Net increase (decrease)	(6,271,116)	(1,301,516)	(8,046,414)	(1,084,204)	(18,643,659)	(787,110)	(12,009,569)	865,009
Beginning shares outstanding	11,161,492	12,463,008	13,079,688	14,163,892	32,395,173	33,182,283	21,769,022	20,904,013
Ending shares outstanding	4,890,376	11,161,492	5,033,274	13,079,688	13,751,514	32,395,173	9,759,453	21,769,022

Class R
Shares sold		61,451		52,493		298,466		128,201
Dividends and distribution reinvested		47,513		79,531		337,098		208,360
Shares repurchased		(133,625)		(71,303)		(465,670)		(271,319)
Converted to Class A shares		(424,537)		(472,409)		(1,870,573)		(1,070,764)
Net increase (decrease)		(449,198)		(411,688)		(1,700,679)		(1,005,522)
Beginning shares outstanding		449,198		411,688		1,700,679		1,005,522
Ending shares outstanding		—		—		—		—

Advisor Class
Shares sold	381,144	299,940	242,251	508,196	585,368	1,257,594	469,064	1,022,418
Dividends and distribution reinvested	17,475	79,399	13,425	102,586	107,909	418,832	97,427	356,472
Shares repurchased	(362,084)	(429,827)	(406,495)	(306,020)	(888,951)	(1,054,902)	(724,434)	(910,814)
Net increase (decrease)	36,535	(50,488)	(150,819)	304,762	(195,674)	621,524	(157,943)	468,076
Beginning shares outstanding	671,680	722,168	716,525	411,763	2,237,225	1,615,701	1,517,938	1,049,862
Ending shares outstanding	708,215	671,680	565,706	716,525	2,041,551	2,237,225	1,359,995	1,517,938

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth (1) (2)		Pacific Funds Ultra Short Income (3)		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019

Class A
Shares sold	3,562,121	1,335,888			8,970,742	6,906,877	8,665,893	1,795,140
Dividends and distribution reinvested	1,308,345	2,541,596			276,592	195,764	275,501	274,431
Shares repurchased	(2,887,321)	(1,862,315)			(5,431,153)	(4,760,683)	(3,473,506)	(6,891,164)
Converted from Class B shares	1,259,139	—			—	—	—	—
Converted from Class R shares	—	415,846			—	—	—	—
Net increase (decrease)	3,242,284	2,431,015			3,816,181	2,341,958	5,467,888	(4,821,593)
Beginning shares outstanding	13,581,101	11,150,086			11,543,770	9,201,812	7,806,798	12,628,391
Ending shares outstanding	16,823,385	13,581,101			15,359,951	11,543,770	13,274,686	7,806,798

Class B
Shares sold	2,950	19,924
Dividends and distribution reinvested	—	319,371
Shares repurchased	(225,144)	(449,268)
Converted to Class A shares	(1,302,603)	—
Net increase (decrease)	(1,524,797)	(109,973)
Beginning shares outstanding	1,524,797	1,634,770
Ending shares outstanding	—	1,524,797

Class C
Shares sold	407,119	536,522			2,291,836	1,561,216	1,900,796	758,103
Dividends and distribution reinvested	239,008	1,266,010			71,673	71,193	112,580	190,738
Shares repurchased	(3,633,527)	(1,494,004)			(1,984,227)	(1,482,348)	(4,230,187)	(2,896,942)
Net increase (decrease)	(2,987,400)	308,528			379,282	150,061	(2,216,811)	(1,948,101)
Beginning shares outstanding	6,207,765	5,899,237			4,489,553	4,339,492	7,726,350	9,674,451
Ending shares outstanding	3,220,365	6,207,765			4,868,835	4,489,553	5,509,539	7,726,350

Class I
Shares sold			1,250,192		5,954,247	8,258,360	4,083,029	2,299,766
Dividends and distribution reinvested			21,867		252,068	98,905	121,234	48,616
Shares repurchased			—		(3,709,630)	(671,956)	(1,019,595)	(256,700)
Net increase (decrease)			1,272,059		2,496,685	7,685,309	3,184,668	2,091,682
Beginning shares outstanding			—		8,108,768	423,459	2,506,427	414,745
Ending shares outstanding			1,272,059		10,605,453	8,108,768	5,691,095	2,506,427

Class P
Shares sold							82,318	572,904
Dividends and distribution reinvested							104,194	178,230
Shares repurchased							(1,035,481)	(3,271,812)
Net increase (decrease)							(848,969)	(2,520,678)
Beginning shares outstanding							3,841,184	6,361,862
Ending shares outstanding							2,992,215	3,841,184

Class R
Shares sold		67,161
Dividends and distribution reinvested		79,068
Shares repurchased		(173,616)
Converted to Class A shares		(419,559)
Net increase (decrease)		(446,946)
Beginning shares outstanding		446,946
Ending shares outstanding		—

Advisor Class
Shares sold	293,957	438,835	1,303,584		74,015,215	37,658,195	48,237,571	20,320,549
Dividends and distribution reinvested	65,623	171,437	22,001		1,640,194	879,181	1,148,219	890,108
Shares repurchased	(279,435)	(440,195)	(40,210)		(51,140,510)	(18,219,176)	(22,754,430)	(20,984,812)
Net increase (decrease)	80,145	170,077	1,285,375		24,514,899	20,318,200	26,631,360	225,845
Beginning shares outstanding	759,820	589,743	—		46,911,396	26,593,196	37,332,163	37,106,318
Ending shares outstanding	839,965	759,820	1,285,375		71,426,295	46,911,396	63,963,523	37,332,163

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income		Pacific Funds Diversified Income (3)
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019

Class A
Shares sold	4,914,682	2,341,369	8,486,582	10,387,541	601,052	318,509
Dividends and distribution reinvested	229,703	230,963	889,857	945,317	34,793	28,421
Shares repurchased	(3,585,612)	(3,490,755)	(11,440,196)	(11,448,005)	(323,463)	(367,358)
Net increase (decrease)	1,558,773	(918,423)	(2,063,757)	(115,147)	312,382	(20,428)
Beginning shares outstanding	5,800,779	6,719,202	20,532,300	20,647,447	513,625	534,053
Ending shares outstanding	7,359,552	5,800,779	18,468,543	20,532,300	826,007	513,625

Class C
Shares sold	2,962,272	1,602,978	2,175,673	5,608,379	49,822	70,178
Dividends and distribution reinvested	183,388	173,947	600,424	777,998	11,465	18,823
Shares repurchased	(2,175,238)	(1,605,346)	(11,051,710)	(5,331,948)	(201,951)	(151,227)
Net increase (decrease)	970,422	171,579	(8,275,613)	1,054,429	(140,664)	(62,226)
Beginning shares outstanding	5,542,338	5,370,759	19,980,038	18,925,609	370,351	432,577
Ending shares outstanding	6,512,760	5,542,338	11,704,425	19,980,038	229,687	370,351

Class I
Shares sold	1,394,002	266,253	23,549,454	41,819,219	60	4,184
Dividends and distribution reinvested	49,381	21,679	1,870,245	1,441,669	649	1,133
Shares repurchased	(267,743)	(106,987)	(28,551,536)	(22,046,425)	(12,014)	(8,590)
Net increase (decrease)	1,175,640	180,945	(3,131,837)	21,214,463	(11,305)	(3,273)
Beginning shares outstanding	545,554	364,609	50,248,886	29,034,423	17,534	20,807
Ending shares outstanding	1,721,194	545,554	47,117,049	50,248,886	6,229	17,534

Class P
Shares sold			27,233	228,488	3,937,512	6,546,223
Dividends and distribution reinvested			108,649	270,242	611,005	335,872
Shares repurchased			(2,490,782)	(3,616,047)	(1,959,911)	(2,318,220)
Net increase (decrease)			(2,354,900)	(3,117,317)	2,588,606	4,563,875
Beginning shares outstanding			3,251,633	6,368,950	11,355,574	6,791,699
Ending shares outstanding			896,733	3,251,633	13,944,180	11,355,574

Advisor Class
Shares sold	34,558,879	27,129,988	33,194,835	64,917,350	300,223	268,474	2,800,000
Dividends and distribution reinvested	1,726,826	1,470,432	3,446,801	3,974,259	26,234	14,645	62,136
Shares repurchased	(28,779,765)	(23,396,524)	(63,030,625)	(55,606,814)	(310,272)	(163,761)	—
Net increase (decrease)	7,505,940	5,203,896	(26,388,989)	13,284,795	16,185	119,358	2,862,136
Beginning shares outstanding	43,041,230	37,837,334	83,734,806	70,450,011	363,905	244,547	—
Ending shares outstanding	50,547,170	43,041,230	57,345,817	83,734,806	380,090	363,905	2,862,136

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Large Cap (4) (5)		Pacific Funds Large-Cap Value (4) (5)		Pacific Funds Small/Mid-Cap (4) (5)		Pacific Funds Small Cap (4) (5)
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019

Class A
Shares sold	399,621	386,615	121,213	139,398	454,542	959,599	86,023	74,585
Dividends and distribution reinvested	7,595	24,568	41,021	25,810	3,558	50,979	517	22,024
Shares repurchased	(160,927)	(191,324)	(95,805)	(65,874)	(626,661)	(1,308,902)	(107,452)	(124,092)
Converted from Investor Class shares	—	25,599	—	9,042	—	381,261	—	254,699
Net increase (decrease)	246,289	245,458	66,429	108,376	(168,561)	82,937	(20,912)	227,216
Beginning shares outstanding	647,628	402,170	399,711	291,335	1,679,582	1,596,645	411,306	184,090
Ending shares outstanding	893,917	647,628	466,140	399,711	1,511,021	1,679,582	390,394	411,306

Class C
Shares sold	107,673	92,449	40,821	67,413	95,408	360,736	15,340	33,490
Dividends and distribution reinvested	1,143	13,973	28,181	21,776	—	38,125	—	3,907
Shares repurchased	(113,938)	(82,407)	(101,321)	(152,752)	(419,242)	(258,364)	(26,702)	(24,258)
Net increase (decrease)	(5,122)	24,015	(32,319)	(63,563)	(323,834)	140,497	(11,362)	13,139
Beginning shares outstanding	314,059	290,044	320,979	384,542	1,328,285	1,187,788	75,580	62,441
Ending shares outstanding	308,937	314,059	288,660	320,979	1,004,451	1,328,285	64,218	75,580

Advisor Class
Shares sold	159,720	116,828	494,623	25,082	4,483,757	17,674,456	154,768	445,685
Dividends and distribution reinvested	7,127	33,826	98,931	130,404	97,217	446,050	3,072	59,142
Shares repurchased	(188,562)	(254,493)	(456,957)	(983,832)	(7,251,475)	(6,398,099)	(323,883)	(564,333)
Net increase (decrease)	(21,715)	(103,839)	136,597	(828,346)	(2,670,501)	11,722,407	(166,043)	(59,506)
Beginning shares outstanding	548,579	652,418	896,964	1,725,310	25,038,994	13,316,587	1,073,024	1,132,530
Ending shares outstanding	526,864	548,579	1,033,561	896,964	22,368,493	25,038,994	906,981	1,073,024

Investor Class
Shares sold		1		—		47,147		26,848
Dividends and distribution reinvested		—		—		—		—
Shares repurchased		(11,710)		—		(160,177)		(12,459)
Converted to Class A shares		(25,899)		(9,411)		(382,123)		(253,088)
Net increase (decrease)		(37,608)		(9,411)		(495,153)		(238,699)
Beginning shares outstanding		37,608		9,411		495,153		238,699
Ending shares outstanding		—		—		—		—

Class R6
Shares sold	—	27,885	57,938	26,017	35,711	43,496	43,519	24,159
Dividends and distribution reinvested	959	2,694	6,883	4,341	2,177	14,903	199	2,072
Shares repurchased	(12,565)	(13,797)	(18,933)	(126,709)	(26,796)	(319,577)	(10,347)	(6,013)
Net increase (decrease)	(11,606)	16,782	45,888	(96,351)	11,092	(261,178)	33,371	20,218
Beginning shares outstanding	73,747	56,965	76,717	173,068	489,590	750,768	58,331	38,113
Ending shares outstanding	62,141	73,747	122,605	76,717	500,682	489,590	91,702	58,331

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small-Cap Value (4) (5)		Pacific Funds Small-Cap Growth (4) (5)
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2020	Year Ended 3/31/2019

Class A
Shares sold	54,584	50,481	23,446	77,662
Dividends and distribution reinvested	1,211	20,866	—	19,251
Shares repurchased	(32,035)	(44,430)	(36,469)	(15,565)
Converted from Investor Class shares	—	16,830	—	121,703
Net increase (decrease)	23,760	43,747	(13,023)	203,051
Beginning shares outstanding	142,620	98,873	261,219	58,168
Ending shares outstanding	166,380	142,620	248,196	261,219

Class C
Shares sold	8,774	51,115	12,981	54,538
Dividends and distribution reinvested	—	23,610	—	7,132
Shares repurchased	(46,057)	(72,522)	(23,805)	(42,292)
Net increase (decrease)	(37,283)	2,203	(10,824)	19,378
Beginning shares outstanding	144,016	141,813	82,349	62,971
Ending shares outstanding	106,733	144,016	71,525	82,349

Class P
Shares sold			14,769	1,061,823
Dividends and distribution reinvested			—	227,291
Shares repurchased			(1,997,936)	(1,473,699)
Net increase (decrease)			(1,983,167)	(184,585)
Beginning shares outstanding			1,983,167	2,167,752
Ending shares outstanding			—	1,983,167

Advisor Class
Shares sold	546,781	366,798	37,148	507,082
Dividends and distribution reinvested	13,929	290,957	—	125,778
Shares repurchased	(215,844)	(764,333)	(115,880)	(1,294,013)
Net increase (decrease)	344,866	(106,578)	(78,732)	(661,153)
Beginning shares outstanding	1,273,169	1,379,747	437,603	1,098,756
Ending shares outstanding	1,618,035	1,273,169	358,871	437,603

Investor Class
Shares sold		3,432		15
Dividends and distribution reinvested		—		—
Shares repurchased		(703)		—
Converted to Class A shares		(16,862)		(121,841)
Net increase (decrease)		(14,133)		(121,826)
Beginning shares outstanding		14,133		121,826
Ending shares outstanding		—		—

Class R6
Shares sold	43,667	23,929	—	41,602
Dividends and distribution reinvested	3,342	109,327	—	51,992
Shares repurchased	(15,200)	(650,921)	(29,345)	(779,220)
Net increase (decrease)	31,809	(517,665)	(29,345)	(685,626)
Beginning shares outstanding	343,499	861,164	188,733	874,359
Ending shares outstanding	375,308	343,499	159,388	188,733

(1)	Class B shares were converted to Class A shares on July 31, 2019.
(2)	Class R shares were converted to Class A shares on March 22, 2019.
(3)	See footnote (1) in Financial Highlights from pages C-13 through C-21 for the commencement date of operations of each share class.
(4)	Investor Class shares were converted to Class A shares on July 31, 2018.
(5)	Class S shares were renamed to Class R6 shares on January 1, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Ultra Short Income, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM High Income, Pacific FundsSM Diversified Income, Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth (the “Funds”) (eighteen of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2020; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Financial Highlights
Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, and Pacific FundsSM High Income	For the years ended March 31, 2020, 2019, 2018, 2017, and 2016
Pacific FundsSM Large-Cap, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, and Pacific FundsSM Small-Cap Value	For the years ended March 31, 2020, 2019, 2018, and 2017 and the period from December 1, 2015 through March 31, 2016.
Pacific FundsSM Large-Cap Value and Pacific FundsSM Small-Cap Growth	For the years ended March 31, 2020, 2019, 2018, and 2017 and the period from January 11, 2016 (commencement of operations) through March 31, 2016
Pacific FundsSM Ultra Short Income and Pacific FundsSM Diversified Income	For the period from June 28, 2019 (commencement of operations) through March 31, 2020.

The financial statements of Pacific FundsSM Large-Cap, for the period from March 20, 2015 (commencement of operations) through November 30, 2015, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, and Pacific FundsSM Small-Cap Value, for the period from December 31, 2014 (commencement of operations) through November 30, 2015 were audited by other auditors whose report, dated January 28, 2016, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, CA

May 26, 2020

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2020 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	1.89%
Pacific Funds Portfolio Optimization Moderate-Conservative	5.55%
Pacific Funds Portfolio Optimization Moderate	9.30%
Pacific Funds Portfolio Optimization Growth	9.42%
Pacific Funds Portfolio Optimization Aggressive-Growth	10.52%
Pacific Funds Diversified Income	40.57%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	100.00%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	100.00%
Pacific Funds Small-Cap Value	98.74%

For the year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	3.86%
Pacific Funds Portfolio Optimization Moderate-Conservative	13.72%
Pacific Funds Portfolio Optimization Moderate	21.94%
Pacific Funds Portfolio Optimization Growth	25.36%
Pacific Funds Portfolio Optimization Aggressive-Growth	27.27%
Pacific Funds Diversified Income	58.25%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	100.00%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	100.00%
Pacific Funds Small-Cap Value	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2021. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2020. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$474,053
Pacific Funds Portfolio Optimization Moderate-Conservative	1,191,046
Pacific Funds Portfolio Optimization Moderate	36,584,051
Pacific Funds Portfolio Optimization Growth	43,057,923
Pacific Funds Portfolio Optimization Aggressive-Growth	18,900,961
Pacific Funds Large-Cap	50,088
Pacific Funds Large-Cap Value	1,669,489

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2019 to March 31, 2020.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/20” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/19-03/31/20” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2019 to March 31, 2020.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/19-03/31/20.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return

Class A	$1,000.00	$942.70	0.60%	$2.91

Class C	1,000.00	939.80	1.35%	6.55

Advisor Class	1,000.00	944.50	0.35%	1.70

Hypothetical

Class A	$1,000.00	$1,022.00	0.60%	$3.03

Class C	1,000.00	1,018.25	1.35%	6.81

Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return

Class A	$1,000.00	$913.10	0.60%	$2.87

Class C	1,000.00	909.80	1.35%	6.45

Advisor Class	1,000.00	914.10	0.35%	1.67

Hypothetical

Class A	$1,000.00	$1,022.00	0.60%	$3.03

Class C	1,000.00	1,018.25	1.35%	6.81

Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return

Class A	$1,000.00	$888.40	0.60%	$2.83

Class C	1,000.00	885.00	1.35%	6.36

Advisor Class	1,000.00	888.70	0.35%	1.65

Hypothetical

Class A	$1,000.00	$1,022.00	0.60%	$3.03

Class C	1,000.00	1,018.25	1.35%	6.81

Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return

Class A	$1,000.00	$851.50	0.60%	$2.78

Class C	1,000.00	849.20	1.35%	6.24

Advisor Class	1,000.00	853.00	0.35%	1.62

Hypothetical

Class A	$1,000.00	$1,022.00	0.60%	$3.03

Class C	1,000.00	1,018.25	1.35%	6.81

Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return

Class A	$1,000.00	$828.50	0.60%	$2.74

Class C	1,000.00	825.10	1.35%	6.16

Advisor Class	1,000.00	830.00	0.35%	1.60

Hypothetical

Class A	$1,000.00	$1,022.00	0.60%	$3.03

Class C	1,000.00	1,018.25	1.35%	6.81

Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Ultra Short Income
Actual Fund Return

Class I	$1,000.00	$974.90	0.32%	$1.58

Advisor Class	1,000.00	974.90	0.32%	1.58

Hypothetical

Class I	$1,000.00	$1,023.40	0.32%	$1.62

Advisor Class	1,000.00	1,023.40	0.32%	1.62

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
Pacific Funds Short Duration Income
Actual Fund Return

Class A	$1,000.00	$973.90	0.75%	$3.70

Class C	1,000.00	970.20	1.50%	7.39

Class I	1,000.00	975.10	0.50%	2.47

Advisor Class	1,000.00	975.10	0.50%	2.47

Hypothetical

Class A	$1,000.00	$1,021.25	0.75%	$3.79

Class C	1,000.00	1,017.50	1.50%	7.57

Class I	1,000.00	1,022.50	0.50%	2.53

Advisor Class	1,000.00	1,022.50	0.50%	2.53
Pacific Funds Core Income
Actual Fund Return

Class A	$1,000.00	$979.20	0.85%	$4.21

Class C	1,000.00	975.60	1.60%	7.90

Class I	1,000.00	980.70	0.55%	2.72

Class P	1,000.00	980.80	0.55%	2.72

Advisor Class	1,000.00	980.70	0.55%	2.72

Hypothetical

Class A	$1,000.00	$1,020.75	0.85%	$4.29

Class C	1,000.00	1,017.00	1.60%	8.07

Class I	1,000.00	1,022.25	0.55%	2.78

Class P	1,000.00	1,022.25	0.55%	2.78

Advisor Class	1,000.00	1,022.25	0.55%	2.78
Pacific Funds Strategic Income
Actual Fund Return

Class A	$1,000.00	$907.20	0.95%	$4.53

Class C	1,000.00	903.80	1.65%	7.85

Class I	1,000.00	908.90	0.65%	3.10

Advisor Class	1,000.00	908.40	0.70%	3.34

Hypothetical

Class A	$1,000.00	$1,020.25	0.95%	$4.80

Class C	1,000.00	1,016.75	1.65%	8.32

Class I	1,000.00	1,021.75	0.65%	3.29

Advisor Class	1,000.00	1,021.50	0.70%	3.54
Pacific Funds Floating Rate Income
Actual Fund Return

Class A	$1,000.00	$906.90	1.03%	$4.91

Class C	1,000.00	903.90	1.73%	8.23

Class I	1,000.00	908.50	0.73%	3.48

Class P	1,000.00	908.60	0.73%	3.48

Advisor Class	1,000.00	908.50	0.78%	3.72

Hypothetical

Class A	$1,000.00	$1,019.85	1.03%	$5.20

Class C	1,000.00	1,016.35	1.73%	8.72

Class I	1,000.00	1,021.35	0.73%	3.69

Class P	1,000.00	1,021.35	0.73%	3.69

Advisor Class	1,000.00	1,021.10	0.78%	3.94

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
Pacific Funds High Income
Actual Fund Return

Class A	$1,000.00	$877.20	0.95%	$4.46

Class C	1,000.00	874.00	1.65%	7.73

Class I	1,000.00	879.10	0.70%	3.29

Class P	1,000.00	878.00	0.70%	3.29

Advisor Class	1,000.00	878.40	0.70%	3.29

Hypothetical

Class A	$1,000.00	$1,020.25	0.95%	$4.80

Class C	1,000.00	1,016.75	1.65%	8.32

Class I	1,000.00	1,021.50	0.70%	3.54

Class P	1,000.00	1,021.50	0.70%	3.54

Advisor Class	1,000.00	1,021.50	0.70%	3.54
Pacific Funds Diversified Income
Actual Fund Return

Advisor Class	$1,000.00	$848.60	0.45%	$2.08

Hypothetical

Advisor Class	$1,000.00	$1,022.75	0.45%	$2.28
Pacific Funds Large-Cap (3)
Actual Fund Return

Class A	$1,000.00	$864.60	0.90%	$4.20

Class C	1,000.00	861.20	1.65%	7.68

Advisor Class	1,000.00	865.40	0.65%	3.03

Class R6	1,000.00	865.90	0.55%	2.57

Hypothetical

Class A	$1,000.00	$1,020.50	0.90%	$4.55

Class C	1,000.00	1,016.75	1.65%	8.32

Advisor Class	1,000.00	1,021.75	0.65%	3.29

Class R6	1,000.00	1,022.25	0.55%	2.78
Pacific Funds Large-Cap Value (3)
Actual Fund Return

Class A	$1,000.00	$799.60	1.00%	$4.50

Class C	1,000.00	796.50	1.75%	7.86

Advisor Class	1,000.00	801.50	0.75%	3.38

Class R6	1,000.00	800.80	0.65%	2.93

Hypothetical

Class A	$1,000.00	$1,020.00	1.00%	$5.05

Class C	1,000.00	1,016.25	1.75%	8.82

Advisor Class	1,000.00	1,021.25	0.75%	3.79

Class R6	1,000.00	1,021.75	0.65%	3.29
Pacific Funds Small/Mid-Cap (3)
Actual Fund Return

Class A	$1,000.00	$732.40	1.20%	$5.20

Class C	1,000.00	729.90	1.95%	8.43

Advisor Class	1,000.00	732.70	0.95%	4.12

Class R6	1,000.00	733.20	0.90%	3.90

Hypothetical

Class A	$1,000.00	$1,019.00	1.20%	$6.06

Class C	1,000.00	1,015.25	1.95%	9.82

Advisor Class	1,000.00	1,020.25	0.95%	4.80

Class R6	1,000.00	1,020.50	0.90%	4.55

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
Pacific Funds Small-Cap (3)
Actual Fund Return

Class A	$1,000.00	$717.30	1.20%	$5.15

Class C	1,000.00	715.00	1.95%	8.36

Advisor Class	1,000.00	718.60	0.95%	4.08

Class R6	1,000.00	719.10	0.90%	3.87

Hypothetical

Class A	$1,000.00	$1,019.00	1.20%	$6.06

Class C	1,000.00	1,015.25	1.95%	9.82

Advisor Class	1,000.00	1,020.25	0.95%	4.80

Class R6	1,000.00	1,020.50	0.90%	4.55
Pacific Funds Small-Cap Value (3)
Actual Fund Return

Class A	$1,000.00	$655.50	1.20%	$4.97

Class C	1,000.00	653.70	1.95%	8.06

Advisor Class	1,000.00	656.30	0.95%	3.93

Class R6	1,000.00	656.70	0.90%	3.73

Hypothetical

Class A	$1,000.00	$1,019.00	1.20%	$6.06

Class C	1,000.00	1,015.25	1.95%	9.82

Advisor Class	1,000.00	1,020.25	0.95%	4.80

Class R6	1,000.00	1,020.50	0.90%	4.55

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
Pacific Funds Small-Cap Growth (3)
Actual Fund Return

Class A	$ 1,000.00	$ 750.00	1.15%	$5.03

Class C	1,000.00	746.80	1.95%	8.52

Advisor Class	1,000.00	750.20	0.95%	4.16

Class R6	1,000.00	751.10	0.80%	3.50

Hypothetical

Class A	$1,000.00	$1,019.25	1.15%	$5.81

Class C	1,000.00	1,015.25	1.95%	9.82

Advisor Class	1,000.00	1,020.25	0.95%	4.80

Class R6	1,000.00	1,021.00	0.80%	4.04

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.

(2)

The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of their respective PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in which the Portfolio Optimization Funds invest (see Note 1 in Notes to Financial Statements).

(3)	Class S shares were renamed to Class R6 shares on January 1, 2020.

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	85

Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Consultant (3/19 to 6/19) to the Trust; Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	85

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP; Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation.	85

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	85

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	85

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	85

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	85

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	85

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	85

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	85

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	85

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	85

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	85

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	85

Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/1/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	85

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	85

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13 and Assistant Secretary since 1/1/20	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) and Assistant Secretary (1/20) of Pacific Select Fund.	85

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2020, the “Fund Complex” consisted of Pacific Select Fund (52 funds) and Pacific Funds (33 funds).

PACIFIC FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Trust has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated the Liquidity Oversight Committee (the “Committee”) of Pacific Life Fund Advisors LLC (the “Investment Adviser”) as the administrator of the Program. Personnel of the Investment Adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Committee.

Under the Program, the Committee manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the Program for the period June 1, 2019 through December 31, 2019. The report included, among other information, each Fund’s (i) investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed market conditions; (ii) short-term and long- term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (iii) holdings of cash and cash equivalents, as well as relevant borrowing arrangements.

No significant liquidity events impacting any Fund were noted in the report. In addition, the Committee provided its assessment that the Program had been effective in managing each Fund’s liquidity risk.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Asset Allocation Funds”), as well as the PF Multi-Asset Fund (together with the PAM Managed Funds (defined below) and Asset Allocation Funds, the “Directly Managed Funds”). Until December 31, 2019, PLFA also directly managed Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, as well as the collateral portion of the PF Multi-Asset Fund (together, the “PAM Managed Funds”), under the name Pacific Asset Management (“PAM”). At its December 10, 2019 meeting, the Board took into account PAM’s scheduled reorganization into Pacific Asset Management LLC (“PAM LLC”), a newly formed indirect wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on January 1, 2020 and approved a new Sub-Advisory Agreement with PAM LLC with respect to the PAM Managed Funds. Therefore, going forward, the PAM Managed Funds will no longer be directly managed by PLFA as PAM LLC will be a Sub-Adviser to those Funds. For all other Funds, PLFA has retained third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 10, 2019.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as Adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

[1]

At the December 10th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Currency Strategies Fund (with respect to Neuberger Berman Investment Advisors LLC (“Neuberger Berman”)) or PF Emerging Markets Fund, as those agreements were not up for renewal at that time. In addition, as the Sub-Advisory Agreement for the PAM Managed Funds is a new agreement, it has not been previously approved.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers (including, going forward, PAM LLC) in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated under an administration agreement for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA2. The Trustees considered that PLFA, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm in 2016 to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PF Multi-Asset Fund, the Trustees also considered PLFA’s trading-related and valuation responsibilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement under an administration agreement and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to PLFA’s internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required

[2]

As discussed further below, in reviewing the nature, extent and quality of services to be provided by PAM LLC in connection with the new Sub-Advisory Agreement for the PAM Managed Funds, the Board took into account that these services had been provided by PAM as a division of PLFA prior to January 1, 2020 and that PLFA and PAM have each represented to the Board that the nature, extent and quality of these services will not be impacted by the reorganization of PAM into PAM LLC.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds3 – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA has historically provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers and that going forward it will continue to employ the same process for PAM LLC as for all other Sub-Advisors. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a

[3]	For purposes of this discussion, the PAM Managed Funds are considered Sub-Advised Funds with respect to the new Sub-Advisory Agreement between the Trust, PLFA and PAM LLC effective January 1, 2020.

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dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated under the administration agreement for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser, in approving the Sub-Advisory Agreement for the PAM Managed Funds and in continuing the Sub-Advisory Agreements for the other Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income and PF Multi-Asset Fund

With respect to Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income and the collateral portion of PF Multi-Asset, each directly managed by the fixed income business division of PLFA under the name PAM, the Trustees considered that, in approving a new Sub-Advisory Agreement for PAM LLC due to PAM’s scheduled reorganization into PAM LLC on January 1, 2020, PLFA and PAM LLC had represented that the investment teams responsible for managing the Funds will not change as a result of the reorganization, nor will the nature, extent or quality of services currently provided to the PAM Managed Funds.

PF Small-Cap Value

With respect to PF Small-Cap Value sub-advised by AllianceBernstein L.P. (“AllianceBernstein”), the Trustees noted that rather than approving the renewal of the prior Sub-Advisory Agreement, they were approving a new Sub-Advisory Agreement due to a change in control of AllianceBernstein’s parent company, which resulted in the automatic termination of the current Sub-Advisory Agreement. In this regard, the Trustees noted that AllianceBernstein had represented that there would be no changes to the Fund’s portfolio management team and that there is expected to be no change in the nature, extent or quality of services provided to the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided, or to be provided, by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that these custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

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The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2019, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods, and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five- and ten-year periods.

Pacific Funds Large-Cap

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Large-Cap Value

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PF Developing Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one -year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Small/Mid-Cap

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Small-Cap

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and slightly outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list,” will be monitoring the Fund closely for improved performance and may have a course of action to recommend for the Fund at an upcoming Board meeting.

PF Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Pacific Funds Small-Cap Value

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period.

PF International Small-Cap Fund

The Fund: (1) underperformed the Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance (as demonstrated by the similarly managed fund in Pacific Select Fund) and its confidence in the Sub-Adviser’s investment process. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

PF Currency Strategies Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2014 until 2018. The Board also considered that the current Sub-Adviser had been the sole Sub-Adviser from 2018 until May 2019 and that it had recently approved a new Sub-Advisory Agreement for the Fund with Neuberger Berman effective May 2019 in connection with the addition of a co-Sub-Adviser and, therefore, the Sub-Advisory Agreement with Neuberger Berman was not up for renewal at this time.

PF Multi-Asset Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered the Fund’s contribution to the performance of the Asset Allocation Funds.

PF Real Estate Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, underperformed for the five-year period and slightly outperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Core Income

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fourth quintile for the five-year period.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA4. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected

[4]	With respect to the PAM Managed Funds, the Trustees considered the level of the proposed sub-advisory fee to be paid to PAM LLC.

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Asset Allocation Funds, the Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Asset Allocation Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Multi-Asset Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees considered that the Selected Expense Peer Group also contains intermediate-term bond funds which generally have a lower advisory fee than multisector bond funds, such as the Fund.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the PAM Managed Funds, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered information relating to comparative fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds5.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and

[5]	With respect to the PAM Managed Funds, this information was provided on a pro forma basis.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the non-PAM Managed Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered pro-forma information regarding the anticipated costs and profitability of the new Sub-Advisory Agreement to PAM LLC.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation Funds and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement and the approval of the Sub-Advisory Agreement for the PAM Managed Funds would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Sub-Advisory Agreement Approval

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Sub-Advisory Agreement with respect to Pacific Funds Diversified Income and Pacific Funds Ultra Short Income as discussed below.

Pacific Funds Diversified Income and Pacific Funds Ultra Short Income

At an in-person meeting on December 10, 2019, the Board approved a new sub-advisory agreement with Pacific Asset Management LLC (“PAM LLC”) with respect to Pacific Funds Diversified Income and Pacific Funds Ultra Short Income, effective on or about December 31, 2019. The Trustees considered that the fixed income business division of PLFA currently manages each of Pacific Funds Diversified Income and Pacific Funds Ultra Short Income under the name Pacific Asset Management (“PAM”) and that they were being asked to evaluate a new sub-advisory agreement with PAM LLC for the Funds (the “PAM Sub-Advisory Agreement”) in light of PAM’s scheduled reorganization out of PLFA into PAM LLC, a newly formed, indirect wholly-owned subsidiary of Pacific Life Insurance Company on January 1, 2020. Therefore, going forward, these Funds will no longer be directly managed by PLFA as PAM LLC will be a Sub-Adviser to them.

In evaluating the PAM Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

•

The advisory agreement for the Funds was initially approved by the Board, including all the Independent Trustees, at an in-person meeting on March 27, 2019. In connection with that approval, the Trustees reviewed information regarding the nature, extent and quality of services to be provided by each of PLFA and PAM; the historical performance of similar investment strategies managed by PAM; the advisory fees to be paid to PLFA; PLFA’s projected costs in managing the Funds and its anticipated projected profitability from the Funds; and other benefits that may be received by PLFA and its affiliates as a result of their relationship with the Funds.

•

PLFA and PAM LLC each represented to the Board that the investment teams responsible for managing the Funds will not change as a result of the reorganization, nor will the nature, extent or quality of services currently provided to the Funds.

•

PLFA, and not the Funds, will be responsible for paying PAM LLC under the PAM Sub-Advisory Agreement, and the advisory fees payable by the Funds to PLFA under the Advisory Agreement will not increase as a result of the reorganization. In this regard, the Trustees considered the level of the proposed sub-advisory fees to be paid by PLFA to PAM LLC and the pro-forma profitability information. The Trustees also considered that the sub-advisory fees are not the subject of an arms’-length negotiation with PLFA. As a result, in reviewing these Agreements, the Board placed greater emphasis on the total advisory fees paid to PLFA.

The Trustees also considered information regarding the proposed sub-advisory fee rates under the PAM Sub-Advisory Agreement compared to applicable peer group averages.

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the PAM Sub-Advisory Agreement is in the best interests of the Funds and their shareholders; and (ii) the compensation payable under the PAM Sub-Advisory Agreement is fair and reasonable and that the amount of the advisory fees retained by PLFA after paying the sub-advisory fees to PAM is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

SPECIAL MEETING OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Funds (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders during the period covered by this report.

Shareholders of record on April 5, 2019 representing 775,971,738 shares of the Trust, were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Trust on June 17, 2019. 100.00% of the outstanding shares of the Trust were voted at the meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for all shareholders of Pacific Funds:

To elect three nominees to the Trust’s Board of Trustees (1)

	Votes For		Votes Withheld		Total Outstanding
	Number	Percent*	Number	Percent*	Shares
James T. Morris	761,415,261	98.12%	14,556,477	1.88%	775,971,738
Paul A. Keller	746,253,136	96.17%	29,718,602	3.83%	775,971,738
Andrew J. Iseman	745,912,258	96.13%	30,059,480	3.87%	775,971,738

(1)	Lucy H. Moore, Gale K. Caruso, Nooruddin (Rudy) Veerjee continue to serve as trustees and were not required to be presented for election.
*	Based on total shares outstanding as of the record date April 5, 2019.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2020 for:

• Pacific Funds

Form Nos.	3012-20A

PF Underlying Funds

Annual Report

As of March 31, 2020

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2020

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Sub-Adviser/Adviser	Fund	Page Number

Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-4

Pacific Investment Management Company LLC (PIMCO)/Western Asset Management Company, LLC (Western Asset)	PF Managed Bond Fund	A-5

T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-6

Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-7

Lord, Abbett & Co. LLC (Lord Abbett)	PF Developing Growth Fund	A-9

MFS Investment Management (MFS)	PF Growth Fund	A-10

ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-11

Rothschild & Co Asset Management US Inc. (Rothschild & Co)	PF Mid-Cap Equity Fund	A-12

Pacific Life Fund Advisors LLC (PLFA)/ Pacific Asset Management LLC (Pacific Asset Management)	PF Multi-Asset Fund	A-13

AllianceBernstein L.P. (AB)	PF Small-Cap Value Fund	A-14

Invesco Advisers, Inc. (Invesco)	PF Emerging Markets Fund	A-15

MFS Investment Management (MFS)	PF International Large-Cap Fund	A-16

QS Investors, LLC (QS Investors)	PF International Small-Cap Fund	A-17

Wellington Management Company LLP (Wellington)	PF International Value Fund	A-18

Principal Real Estate Investors, LLC (Principal REI)	PF Real Estate Fund	A-19

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (the “Trust”) and contains information on certain funds (the “Funds” or “Underlying Funds”) of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (“PLFA” or the “Adviser”) supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA also directly co-manages the PF Multi-Asset Fund with Pacific Asset Management. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2020 (the reporting period) as well as separate commentary specific to the Fund that it directly co-manages that is based on its opinion of how this Fund performed during the year.

For the other Funds of the Trust, PLFA has retained other firms to serve as sub-advisers under its supervision (Sub-Advisers). Each of the Sub-Advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in those commentaries reflect those of the Sub-Advisers for the fiscal year ended March 31, 2020.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the Sub-Advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the Sub-Adviser or Adviser, as applicable. Any sectors referenced are provided by the applicable Sub-Adviser or Adviser and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and Sub-Advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a Sub-Adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward- looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the United States (U.S.) Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2020)

Executive Summary

While global markets kicked off the new decade with steady gains, risk assets got bombarded in March of 2020 by natural and geopolitical hazards that fueled market volatility. At the start of 2020, economic and business indicators showed that U.S. equities were on track for another positive year. Historically, low employment rates boosted consumer confidence—a key factor behind the rising stock market. This support from American households kept the longest economic expansion in U.S. history going, despite mounting external and operational challenges businesses faced such as rising input costs. However, those stock-market gains over much of the reporting period quickly evaporated with the spread of the coronavirus, or COVID-19.

Fixed Income

As coronavirus threatened to throw the U.S. economy into a deep recession or worse, the Fed unexpectedly and aggressively lowered the Fed Funds-rate target range from 0% to 0.25% and unleashed multiple credit facilities to maintain ample liquidity in the marketplace. The 10-year U.S. Treasury yield slid from nearly 2.5% to 0.70% over the reporting period. The bond market (as defined by the Bloomberg Barclays US Aggregate Bond Index) returned 8.93% for the reporting period. Like equities, spread sectors faced headwinds over the volatile period as the number of coronavirus-related cases and deaths surged, causing elevated risk concerns. Spikes in credit spreads hurt both emerging-market and high-yield bonds, which coincided with the plunge in risk appetite.

Domestic Equity

On the way down, growth stocks continued to outperform value stocks. Value styles and factors tend to have material exposures to financial and energy sectors, both of which performed badly. In the energy sector, a combination of low profit margins, high leverage and tumbling crude prices triggered an outflow of capital. Extremely low interest rates continued to suppress profitability among financial institutions. Amid a flight to quality, investors shifted from small-capitalization stocks to large-capitalization stocks with healthier balance sheets.

See benchmark definitions on A-20 – A-21

A-2

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

International Equity

Internationally, trade tensions between the U.S. and China improved, although the Trump administration maintained most of its tariffs. Russia and Saudi Arabia had been engaging in a crude-oil price war that caused oil prices to plunge as markets prepared for an oncoming glut of oil. Many experts questioned the validity, rationale and strategic motives for engaging in this conflict as well as the possibility of a potential pact between Saudi Arabia and Russia. While Russian President Vladimir Putin maintained a strong interest in the Middle East region, the oil-for-military bilateral relationship between the Saudis and the U.S. has faded over the last several years, particularly after the Crown Prince Mohammed bin Salman become the second most powerful figure in Saudi Arabia behind his father, King Salman.

International equities continued to lag their U.S. counterparts, as both the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) and the MSCI Emerging Markets (EM) Index (Net) experienced double-digit losses (-14.38% and -17.69%, respectively) over the reporting period. International developed- and emerging-market equities tend to have more exposure than U.S. markets to the financial sector, whose performance was lackluster as major central banks maintained exceptionally loose monetary policies. Additionally, both Asian and European economies were hit by the coronavirus outbreak earlier than the U.S., contributing to the relative underperformance.

Concluding Remarks

These unfolding events have caused many countries to take wartime-like measures to fight the spread of the coronavirus and address its effects on the global economy. The Fed and Trump administration unleashed an extraordinary monetary and $2-trillion fiscal-stimulus package in an attempt to offset the snowballing effects of COVID-19 and other geopolitical issues.

The Trump administration has found itself simultaneously battling the unprecedented impacts of coronavirus, a trade war with China, falling crude oil prices and cracks in cybersecurity. We think the $2-trillion stimulus won’t be enough to fully stabilize the economy, and Congress will be forced to pass another package to further bolster markets. We believe the domestic economy and asset prices may begin recovering in the latter half of 2020 if appropriate measures are taken. In particular, we’ll need to see American businesses and consumers regain some optimism after we come out on the other side of the outbreak.

Globally, the energy sector felt the blow delivered by Putin’s drive to regain market share from U.S. shale. Putin also continues to increase Russia’s global influence, especially in the Middle East where the Trump administration has sent mixed messages about the U.S.’s military commitment in the energy-rich region. Russia has been strategically building its key energy infrastructure projects, though construction of its Nord Stream 2 gas pipeline—designed to run from Russia to Germany—has been halted after the U.S. recently announced it would impose sanctions on vessels that help lay the pipeline in the Baltic Sea.

A minefield of issues threatens the European economy. Once the coronavirus crisis fades, the European Union (EU) will still need to finalize terms of Britain’s exit from the EU; deal with a Eurosceptic and battered Italy; and wrestle with political upheavals in Poland and Hungary. The EU faces these issues with less support from key allies, most notably the U.S. In addition to the coronavirus and geopolitical issues, regulatory pressures to restrict stockholder payouts could add to the mounting headwinds for European dividend-paying stocks such as those in the banking and energy industries, including value sectors, styles and factors.

The economic outlook for Japan, another key international market, remains cloudy. The latest blow was the postponement of the 2020 Olympics due to the coronavirus. Japan’s economic difficulties (e.g. declining population, perpetual deflation and monumental debt levels) will likely push the government to reluctantly pass another fiscal stimulus package to address some of the challenges.

China appears to be in the early recovery phase from the coronavirus, and the Trump administration has started to show a willingness to lower trade barriers to help revive economic activity. The Trump administration’s actions indicate that it will consider extraordinary measures in an attempt to revive the U.S. equity market. We anticipate that President Trump will place an emphasis on boosting the stock market ahead of November’s presidential election. Those measures could potentially lift risk assets, specifically U.S. and Chinese equities over the medium term.

Forward-looking price-to-earnings multiples appear to be fairly reasonable at current levels; however, we have noticed slow downward revisions to analyst earnings estimates amid heightened levels of uncertainty. While the exceptional amount of stimulus could provide a jolt to equity markets, longer-term management of the U.S. government’s finances will likely become a highly complex issue as it will need to address rapidly surging debt levels from bailout packages on top of the Fed’s diminished ability to further loosen monetary policy.

Though the U.S. and other countries currently face multiple headwinds, diligent and careful asset-allocation decisions should help investors navigate through the maze of investment threats and opportunities.

See benchmark definitions on A-20 – A-21

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Inflation Managed Fund’s Class P returned 4.94%, compared to a 6.85% return for its benchmark, the Bloomberg Barclays US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	4.94%	1.92%	2.99%
Bloomberg Barclays US TIPS Index	6.85%	2.67%	3.48%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company, LLC served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities.

An overweight to U.S breakeven inflation, the difference between nominal and real interest rates, detracted from performance. The Fund’s short position to core United Kingdom (U.K.) RPI and European break-evens was additive to performance. An underweight to nominal interest rates, particularly in the U.S. and U.K., detracted from performance as interest rates fell. Exposure to investment grade credit, emerging market debt, and securitized products detracted from performance, while defensive high yield credit exposure generated positive returns over the reporting period, contributing to performance.

During the reporting period the Fund purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote options on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, and to express certain views on currency markets. The Fund also held inflation caps and floors to hedge duration.

As of the end of the reporting period, we are “dealing with disruption” on an unprecedented scale. In this highly uncertain environment, we will focus on a defensive approach at a time of heightened volatility. We will look to position to take advantage of normalization of market conditions over time but, for now, we believe a caution-first approach is warranted in an effort to protect against permanent capital impairment.

See benchmark definitions on A-20 – A-21

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Managed Bond Fund’s Class P returned 6.98%, compared to an 8.93% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	6.89%	3.65%	4.03%
Bloomberg Barclays US Aggregate Bond Index	8.93%	3.36%	3.88%

(1)

Western Asset Management Company, LLC became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. U.S. and Eurozone Core duration strategies added to performance, while tactical shorts to U.K., Japan, and Australia duration detracted from performance.

For our portion of the Fund, within spread sectors, exposure to and selection within Agency and non-Agency mortgage backed securities (MBS) detracted from performance. Underweight positioning within investment grade credit added to performance; however, exposure to high yield credit detracted from performance. Exposure to Treasury Inflation Linked Securities (TIPS) also detracted from performance. Within currencies, exposure to the Japanese yen detracted from performance, while exposure to the British pound added to performance over the reporting period.

During the reporting period, our portion of the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities and to the broader investment grade, high yield, emerging market, mortgage, and other sectors through the use of credit default swaps and credit default swaps on credit indices. Our portion of the Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Our portion of the Fund sold/wrote options and swaptions on futures, bond indices, currencies, and swaps and also purchased options on futures, bond indices, currencies, and to-be-announced (TBAs) as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, and to express certain views on currency markets. Lastly, our portion of the Fund also held inflation floors that were previously traded in the portfolio to hedge duration, though exposures were not adjusted during the period.

As of the end of the reporting period, we are “dealing with disruption” on an unprecedented scale. In this highly uncertain environment, we will focus on a defensive approach at a time of heightened volatility. We will look to position to take advantage of normalization of market conditions over time but, for now, we believe a caution-first approach is warranted in an effort to protect against permanent capital impairment.

Western Asset

For Western Asset’s portion of the Fund we seek to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of

See benchmark definitions on A-20 – A-21

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

For much of the Fund’s reporting period, which occurred largely in 2019, global growth was modest but positive and overall market sentiment was cautiously optimistic. Several geopolitical uncertainties that had weighed on markets during the second and third quarters of 2019 were resolved or reduced by the fourth quarter. First, the U.S. and China announced reaching a “Phase One” trade deal, second, the United States Mexico Canada Agreement (USMCA) trade deal passed the House of Representatives and last, Boris Johnson won a sizeable electoral majority in U.K. elections, clearing the path for Brexit. Throughout that period the U.S. Federal Reserve, and other global central banks, demonstrated their willingness to commit to accommodative monetary policy in an effort to sustain economic momentum.

Thus, at the outset of 2020 the Fund was positioned for another year similar to 2019 – one with slow, but still positive growth. Our portion of the Fund held an overweight to spread sectors and with regard to its yield curve positioning, the Fund shifted its exposure to concentrate on the front end of the yield curve. This was in keeping with the view that exposure to the front end of the curve could provide benefit if the Fed cut rates further.

Ultimately, the arrival of a “black swan” event in the form of the COVID-19 pandemic in early 2020, followed by a surprise oil price war between Russia and Saudi Arabia, dramatically upended the global economic outlook and resulted in a current market backdrop which is unprecedented. Events occurring in the first quarter of 2020 have undone the Fund’s prior positive performance as recent weeks have recorded the quickest we have ever gone from bull to bear market in history.

The overall detractor from performance for the Fund has been the result of its overweight exposures to spread sectors, which have seen their spreads widen to levels not seen since the Global Financial Crisis. In particular, the Fund’s exposures to emerging markets have been the largest detractor as spreads have widened for U.S. dollar-denominated sovereigns and corporates. Additionally, local currency positions have been impacted by a generally stronger U.S. dollar. Structured product positions, in aggregate, have been the second largest detractor from performance. The sector overall, but in particular Non-Agency MBS and commercial mortgage-backed securities (CMBS), has faced considerable dislocation and negative pricing impact due to forced sales by levered real estate investment trusts (REITS) and other market participants. Finally, exposures to high-yield corporate credit have constituted the third largest detractor, as the sector has seen extreme spread widening, as the prospect of a potential U.S. recession is increasingly priced into valuations.

During the reporting period, our portion of the Fund’s exposures to investment grade corporate credit as well as its rates positioning (in aggregate) contributed to performance. During the Fund’s reporting period, the Federal Reserve moved to dramatically cut U.S. interest rates. These moves benefitted our portion of the Fund’s duration positioning, which has generally been long relative to its benchmark.

During the reporting period, our portion of the Fund primarily used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage its duration and yield curve exposure. We also used non-U.S. Interest Rate Futures to manage exposure to the international bond markets. Credit default swaps on both investment grade and high yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage (To Be Announced) TBAs to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies, including the Canadian dollar (CAD), the Mexican peso (MXN), Brazilian real (BRL), and British pound (GBP).

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Short Duration Bond Fund’s Class P returned 0.97%, compared to a 4.53% return for its benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	0.97%	1.27%	1.29%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	4.53%	1.90%	1.62%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-20 – A-21

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at T. Rowe Price maintain the Fund’s strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half year). In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation (relative to the benchmark) was the primary detractor from the Fund’s relative performance. The Fund’s overweight to investment-grade corporate bonds, mixed with an underweight to U.S. Treasuries, detracted from performance. Short-maturity U.S. investment-grade corporate bonds underperformed Treasuries in the last part of the reporting period as rising coronavirus concerns sparked large outflows and investors moved to Treasuries or cash.

Our out-of-benchmark allocation to the securitized sectors hurt relative results as investors moved into assets considered less risky. Similar to the corporate space, securitized sectors also suffered from the flight to quality, market liquidity concerns, and price discovery that characterized markets in the last months of the reporting period.

Security selection detracted in part because of our holdings in BBB rated energy names, which underperformed during the reporting period as oil prices tumbled to their lowest levels in decades as global economic activity rapidly decelerated and amid a price war between Saudi Arabia and Russia.

Yield-curve positioning contributed due to our duration position, which was longer than that of the benchmark. This longer position contributed to performance as interest rates fell faster in the short-end of the curve than on the longer end.

As of March 31, 2020, the Fund held interest rate futures and credit default swap positions generating gross exposure of approximately 37.76% and 0.49% respectively. The fund also held currency forwards during the reporting period. The estimated return impact from employing currency forwards was negligible, 0.25% from futures and 0.01% from swaps for the reporting period.

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Emerging Markets Debt Fund’s Class P returned -17.58%, compared to a -6.84% return for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and -6.21% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	Since Inception (6/29/12)
Fund’s Class P	(17.58%	)	1.05%	0.55%
J.P. Morgan EMBI Global Diversified Index	(6.84%	)	2.82%	3.53%
Emerging Markets Debt Composite Benchmark	(6.21%	)	1.63%	1.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

See benchmark definitions on A-20 – A-21

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Over the reporting period the Fund’s allocation to emerging markets sovereign external debt, started the reporting period at 58.70% and ended at around 59.92% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt of issuers economically tied to emerging market countries increased, starting the reporting period at 8.52% and ending at around 11.22% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions decreased, starting the reporting period at 53.78%, and ending at around 49.78% of NAV.

The Fund’s overweight positions in hard currency sovereign external debt and local currency debt detracted from the Fund’s relative performance over the reporting period, while the off-benchmark allocation to corporate debt contributed modestly to performance. Overall security selection detracted from performance driven by security selection in hard currency sovereign debt, most notably during the final quarter of the reporting period.

Overall, the largest country detractors over the reporting period were positions in Venezuela, Ecuador, Argentina, and Lebanon. The largest country contributor to Fund performance over the reporting period was an underweight position in South Africa.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions.

The following are summary developments in the various countries mentioned above in which the Fund invested during the reporting period:

In early March, Moody’s cut its forecast for South Africa’s 2020 Gross Domestic Product (GDP) growth from 0.70% to 0.40%, the first of several downward revisions to growth expectations. The South African Reserve Bank (SARB) cut policy rates to 5.25% and indicated that it saw a further contraction in growth by 2021. SARB also launched its first quantitative easing programme by buying government bonds in the secondary market. According to Moody’s, South Africa’s fiscal deficit will now exceed 8.50% in 2020. The budget will likely be further strained by expected needs for support by state-owned enterprises. Finance Minister Mboweni indicated the government may approach the IMF/World Bank. Moody’s downgraded South Africa to sub-investment grade in a long-anticipated move, citing the poor growth outlook and the fiscal impact, together with lack of notable fiscal adjustment. Local currency bonds will leave Investment Grade indices, with estimated outflows of $6.6 billion U.S. dollars.

In Ecuador, the economy was supported by the positive trend in oil prices over the reporting period. There were protests against the elimination of fuel price subsidies (intended to address expenditure cuts as part of the ongoing International Monetary Fund (IMF) program) which forced the government to reverse course and reinstate the subsidies. Further efforts to address expenditure cuts in the form of a tax reform proposal were rejected by their congress, as the package included multiple other reform proposals that proved too complicated to address in a short time frame. Bond prices dropped to levels that priced in an imminent default following a statement by leaders of most parties in Congress that asked the government to “suspend payment on external debt to creditors of the state” in advance of the March 24, 2020 maturity of a $325 million U.S. dollar bond. Payment was nevertheless made but Ecuador has announced that it would utilize the 30-day grace period for interest payments on March coupons as it looked to financial support from the IMF, China and other sources. The IMF remains very supportive of Ecuador’s continued efforts to comply with its fiscal requirements.

Venezuelan bond prices trended downwards over the reporting period as JP Morgan continued to reweight the country in the index, targeting a zero weight in light of U.S. sanctions and the resulting difficulty in trading Venezuelan debt. This was completed at the end of November of 2019. The state-owned oil company Petroleos de Venezuela, S.A. (PDVSA) missed the coupon and amortization payment due on its 2020 bond maturity in late October of 2019, leading to legal challenges with regard to the collateral backing the bond. Over the first quarter of 2020, Venezuela continued to see its access to the outside world curtailed by ever-increasing sanctions, as the country’s deteriorated healthcare infrastructure looked incapable of addressing the COVID-19 pandemic. An appeal to the IMF for $5 billion U.S. dollars in financial assistance was denied as Nicolas Maduro lacks official recognition as president. With revenues from oil exports continuing to fall, a proposal from the U.S. that would install a five member governing council as a transitory step towards democratic elections was met with a cool reception by the de facto Maduro administration.

In Argentina, there was a significant mark-down in bond prices in the immediate aftermath of the presidential primary in August of 2019, in which opposition Peronist candidate Alberto Fernandez surprised pollsters and the market with a 15-point lead. The actual election occurred in late October of 2019 with Fernandez emerging as winner. Although Fernandez’s transition team constructively engaged with President Mauricio Macri’s team to ensure a smooth handover, the market remained spooked by concerns, ultimately realized, that Argentina would announce that a debt restructuring would be required to get the country’s debt to a “sustainable” level. By the end of the reporting period, the market was still awaiting a proposal from the government on how its external debt would be treated. During the period, however, Argentina remained current on all of its external debt obligations.

Lebanon’s sovereign credit rating was cut to CC with a negative outlook over the reporting period. The government committed plans for a reform of the electricity sector, which we believed would have improved public finances and permitted the economy to begin a slow pace of improvement. However, widespread public protests leading to the resignation of the government continued to put pressure on asset prices. Lebanon became the first sovereign issuer to default on its external debt in 2020, declaring a moratorium on $31.3 billion U.S. dollars in outstanding debt.

See benchmark definitions on A-20 – A-21

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Developing Growth Fund (sub-advised by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Developing Growth Fund’s Class P returned -14.67%, compared to a -18.58% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years	10 Years
Fund’s Class P	(14.67%	)	4.31%	8.52%
Russell 2000 Growth Index	(18.58%	)	1.70%	8.89%

(1)

Effective October 31, 2016, the Fund changed its name from PF Small-Cap Growth Fund. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks capital appreciation by investing in small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in the “developing growth” phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that we believe can transform markets through innovative products and services.

The leading contributor to the Fund’s relative performance during the reporting period was security selection and positioning in the information technology sector. Within this sector, the Fund’s holdings of Inphi Corp., a provider of analog and mixed signal semiconductor solutions, contributed to relative performance. Inphi’s acquisition of engineering talent, leading edge silicon expertise, and a next-generation bandwidth roadmap helped the company execute well, despite facing much larger competitors. Additionally, the significant increase in work-from-home employees, online shopping, and e-learning has increased demand for connectivity within datacenters. Another contributor within this sector during the reporting period was the Fund’s position in Coupa Software, Inc., a provider of business spend management solutions. Shares of Coupa appreciated rapidly as the company emerged as a leading platform for business spend management and began to enhance its business-to-business capabilities.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Forty Seven, Inc., a developer of therapies that target cancer immune evasion pathways, contributed during the reporting period. In early March of 2020, Forty Seven announced that it had agreed to be acquired by Gilead Sciences, Inc. for a large premium. The Fund’s holdings of Repligen Corp., a provider of bioprocessing solutions for the development of biologic drugs, contributed as the company posted its best organic growth rate in over three years, with all segments contributing to its substantial growth.

Additionally, security selection within the consumer staples sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of Freshpet, Inc., a manufacturer and distributor of pet food for dogs and cats, contributed. Shares of Freshpet rose as consumer adoption of the company’s pet food brand increased and retailers put more Freshpet refrigerators on their floors.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection and positioning within the consumer discretionary sector. Within this sector, the Fund’s position in LGI Homes, Inc., a designer and seller of new homes, detracted from relative performance. Shares of LGI Homes plummeted as the spread of the novel coronavirus and the crash of oil prices disproportionately affected their business relative to peers due to their high exposure to the Texas housing market. Another detractor within the sector was the Fund’s position in Planet Fitness, Inc., a fitness center franchise, which suffered as social distancing and the impact from temporary closures weighed on shares.

See benchmark definitions on A-20 – A-21

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Security selection in the communication services sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Cardlytics, Inc., a developer of marketing solutions, detracted. Shares of Cardlytics fell precipitously as the spread of the coronavirus greatly impacted restaurants, retailers, and the travel and hospitality industries. These businesses make up a significant portion of Cardlytics clients, and are expected to cut advertising budgets as consumer spending and demand in those areas plummet.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Growth Fund’s Class P returned 3.04%, compared to a 0.91% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	3.04%	11.74%	12.04%
Russell 1000 Growth Index	0.91%	10.36%	12.97%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in the technology sector contributed to performance relative to the benchmark, led by the Fund’s overweight position in software company Adobe Systems and not holding shares of network equipment company Cisco Systems.

Stock selection and, to a lesser extent, an underweight allocation to the industrial sector also benefited relative returns, driven by avoiding shares of aerospace company Boeing and industrial conglomerate 3M.

Compared to the benchmark, the Fund’s stock selection in both the financial and consumer cyclicals sectors supported performance. Within the financial sector, an overweight position in index data provider MSCI and not holding shares of real estate investment trust Simon Property Group contributed to returns. Within the consumer cyclicals sector, the timing of the Fund’s ownership in shares of online travel company Booking Holdings (security was not held in the Fund at reporting period end) helped relative results.

Elsewhere, the Fund’s overweight positions in animal health products manufacturer Zoetis and cable services provider Charter Communications, and not holding shares of tobacco giant Altria Group, supported relative returns.

An underweight allocation and, to a lesser extent, stock selection in the communications sector detracted from relative performance, primarily driven by the Fund’s underweight position in computer and personal electronics maker Apple and not holding shares of diversified entertainment company Walt Disney.

Investments in other sectors that hindered relative results included the timing of the Fund’s ownership in shares of computer graphics processors maker NVIDIA and alcoholic beverages company Constellation Brands (security was not held in the Fund at reporting period end) and not holding shares of electric vehicle manufacturer Tesla. In addition, the Fund’s overweight positions in shares of diversified industrial conglomerate Fortive (security was not held in the Fund at reporting period end), hotel operator Marriott International, business payments solutions provider FleetCor Technologies, discount variety store operator Dollar Tree and financial management solutions provider Intuit all further dampened relative performance

See benchmark definitions on A-20 – A-21

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Large-Cap Value Fund’s Class P returned -13.51%, compared to a -17.17% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years	10 Years
Fund’s Class P	(13.51%	)	2.04%	7.55%
Russell 1000 Value Index	(17.17%	)	1.90%	7.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on near- and medium-term cash flows over those with a longer projected time frames when discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall stock selection and sector allocation contributed to performance for the reporting period. The Fund’s stock selection in the real estate, industrials, financials and materials sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s underweight position in the consumer discretionary sector and overweight position in the information technology (IT) sector contributed to relative performance for the reporting period. The Fund’s cash position also helped performance. On an individual stock basis, the leading contributors to relative performance included positions in Microsoft in the IT sector, AT&T, Charter Communications in the communication services sector, Exxon Mobil in the energy sector and Capital One in the financials sector.

Stock selection in the consumer staples sector and underweights to the consumer staples and utilities sectors detracted the most from relative performance. On an individual stock basis, the leading detractors from relative Fund performance for the reporting period included our holdings in Dish Network in the communication services sector, Suncor Energy and Enterprise Products Partners LP in the energy sector, Anheuser-Busch InBev in the consumer staples sector and United Technologies in the industrials sector.

During the reporting period, we established several new positions, the largest among them being Apple in the IT sector, Reynolds Consumer Products in the consumer staples sector, T-Mobile in the communication services sector, Northrop Grumman in the industrials sector and Edison International in the utilities sector. Positions we exited during the reporting period included Wells Fargo and Capital One in the financials sector, Philip Morris and Anheuser-Busch InBev in the consumer staples sector and AT&T in the communication services sector.

See benchmark definitions on A-20 – A-21

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Mid-Cap Equity Fund (sub-advised by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Mid-Cap Equity Fund’s Class P returned -21.28%, compared to a -18.31% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years	10 Years
Fund’s Class P	(21.28%	)	2.85%	7.34%
Russell Midcap Index	(18.31%	)	1.85%	8.77%

(1)	Rothschild & Co AMUS began managing the Fund on June 13, 2018. Scout Investment, Inc. managed the Fund from January 1, 2013 through June 12, 2018. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. Rothschild & Co implements the Fund’s strategy by investing in common stocks and other equity securities of medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included information technology, communication services, and consumer staples. Conversely, the industrials, real estate, and consumer discretionary sectors were the most significant detractors from the Fund’s performance. Sector allocation was modestly positive, with tailwinds from an overweight to the health care sector and the Fund’s small cash position exceeding the headwinds from an underweight to the information technology sector and an underweight to the utilities sector. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the financials, information technology, and communication services sectors falling short of those of detractors in the industrials, health care, and materials sectors.

Turning to individual stocks, detractors from the Fund’s performance included Diamondback Energy, an independent exploration and production company, which underperformed in the final quarter of the reporting period due to the rout in oil prices that fell from $60 per barrel at the beginning of the first quarter of 2020 to $20 per barrel. Another detractor from the Fund’s performance was PVH Corp, a clothing company, whose fall was driven by estimate cuts as the COVID-19 situation developed, with risks tied to lower global tourism spending as more than half of the company’s revenues originated from outside the U.S. market. Adding to the pressure on estimates was PVH’s exposure to U.S. mall and department store closures. Also detracting from the Fund’s performance was Ryman Hospitality Properties, a real estate investment trust (REIT) specializing in group-oriented destination hotels. which also operates media and entertainment assets including the Grand Ole Opry, the Ryman Auditorium, radio station WSM-AM and other entertainment venues. During the reporting period the stock was initially down on concerns that general economic weakness and trade-related tensions would negatively impact the hospitality industry, and then shares sold off sharply in the first quarter of 2020 when Ryman was forced to temporarily suspend operations due to the spread of COVID-19.

Top individual stock contributors to the Fund’s performance included RingCentral, a cloud communication software provider, which reported better-than-expected results and guidance at the close of 2019. In addition, the company is viewed as a potential beneficiary of the COVID-19 virus, which could drive an increase in demand due to the new work/life paradigm in a “shelter in place environment”. While the initial uptake could be temporary, there is a high potential of a behavioral change and a more permanent shift to the cloud. Also contributing to the Fund’s performance was MarketAxess, an electronic fixed income trading platform provider, which continued to post strong results as the company continued to take market share as the platform benefits from a network effect along with the broader shift to electronic execution. More recently, the company has benefited from increased fixed income volume driven by elevated market volatility.

See benchmark definitions on A-20 – A-21

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC, collateral portion managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Multi-Asset Fund’s Class P returned -14.09%, compared to a -10.39% return for its benchmark, the MSCI World Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		Since Inception (1/31/18)
Fund’s Class P	(14.09%	)	(6.96%	)
MSCI World Index (Net)	(10.39%	)	(6.04%	)

(1)

Pacific Asset Management LLC began co-managing the Fund with Pacific Life Fund Advisors LLC effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management co-managed the Fund with Pacific Life Fund Advisors LLC.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund buys and sells total return swap agreements to gain exposure to the large-capitalization and mid-capitalization asset classes of the U.S. and developed non-U.S. equity markets, including growth and value styles, that may be denominated in foreign currencies. We at PLFA actively manage the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund.

The primary driver of the Fund’s underperformance versus the benchmark during the reporting period was the Fund’s overweight to U.S. mid-capitalization equities, as they were particularly sensitive to sectors that were battered over the reporting period, which include energy, financials and real estate. In addition, the Fund’s collateral portion detracted from performance as it returned less than the Fund’s derivatives financing expenses over the reporting period. The collateral portion’s exposure to BBB-rated issuers primarily detracted from performance. In addition to total return swap agreements, the Fund used futures contracts to gain or reduce exposures to certain asset classes during the reporting period.

See benchmark definitions on A-20 – A-21

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Small-Cap Value Fund’s Class P returned -31.62%, compared to a -29.64% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years		10 Years
Fund’s Class P	(31.62%	)	(3.31%	)	5.11%
Russell 2000 Value Index	(29.64%	)	(2.42%	)	4.79%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment goal by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

During the reporting period, overall security selection detracted from performance, owing mainly to the Fund’s industrials, financials and technology holdings. Stock selection in real estate contributed positively to performance during the reporting period.

Overall sector allocation contributed to the Fund’s performance. An overweight position in technology contributed, while underweights to utilities, healthcare and financials detracted.

Oil States International, a services provider to the oil and gas industry, detracted from the Fund’s performance after the company announced disappointing results driven by weakness in its completion services business. Its shares were also caught up in the broader sell-off in energy companies as the price of oil fell sharply following the novel coronavirus outbreak. Hair salon chain Regis also detracted, driven by investor concerns that, while haircuts are still in demand, store closures mandated by state governments in an effort to contain the coronavirus would dramatically reduce the company’s revenues in the near term.

Shares of Unisys contributed to the Fund’s performance after the information technology consulting firm reported stronger than expected third quarter 2019 results driven by strong revenue growth and improved margins. Unisys has also benefited from the announced sale of its U.S. federal business to Science Applications International Corporation. Unisys indicated that it will use the proceeds to pay down debt and reduce its pension obligations. Food and personal-care products company Hain Celestial also contributed, reflecting both the ongoing progress of its long-term turnaround strategy and the strength in consumer spending on packaged goods. The new management team has continued to implement structural improvements in product innovation, manufacturing and marketing, which have positioned the company well to meet the sudden surge in consumer demand.

See benchmark definitions on A-20 – A-21

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Emerging Markets Fund’s Class P returned -14.07%, compared to a -17.69% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years		10 Years
Fund’s Class P	(14.07%	)	1.49%		3.03%
MSCI Emerging Markets Index (Net)	(17.69%	)	(0.37%	)	0.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the Invesco Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries where we see dynamic change and real value being extracted, including e-commerce, cloud computing, internet services, health care, travel, and education.

Top performing stocks for the Fund this reporting period included Meituan Dianping (consumer discretionary) (China), Jiangsu Hengrui Medicine Co. Ltd. (health care) (China), Alibaba Group Holding Ltd. (consumer discretionary) (China) and Taiwan Semiconductor Manufacturing Co. Ltd. (informational technology) (Taiwan).

Meituan Dianping is a Chinese technology company that facilitates delivery, shopping, and bookings in several service categories, including food delivery, restaurant reservations, beauty services and hotel and travel reservations through its web-based platform. Since its initial listing in December 2018, Meituan has succeeded in improving several key operational metrics: the food delivery business achieved positive operating profit due to improved economies of scale, the number of transacting users and the number of active merchants saw a healthy increase, and gross transaction value (GTV) increased. The stock performed strongly, particularly in the second half of 2019, as the company reported revenue ahead of expectations. We trimmed the Fund’s position in this stock in the fourth quarter of 2019.

Alibaba is the long-standing leader in the Chinese e-commerce market and we believe leading positions in fintech, cloud computing, digital content and other growth areas in the Chinese online ecosystem should contribute to growth over the next several years. Thus far, we have seen positive trends in core e-commerce – growth in the number of active users, strong revenue increase and margin expansion. Additionally, the majority of new users are coming from smaller towns, which opens up markets with historically low penetration rates. We believe that over the next few years, areas of large investment that have been loss-making, such as fintech, cloud, etc. will begin to contribute to earnings. We trimmed the Fund’s position in this stock over the last few months of the reporting period after a period of outperformance.

Jiangsu Hengrui Medicine (Hengrui) is a Chinese pharmaceutical company. While the company began as a generics manufacturer, it is now a leading player in the development of innovative drugs. Hengrui boasts a diversified drug portfolio, a strong R&D product pipeline and a knowledgeable sales force that allow the company to capitalize on new reforms and regulations implemented by the Chinese Food and Drug Administration that focus on encouraging innovation, improving drug quality and lowering drug costs. The stock has benefited from investor’s appreciation of the company’s growth opportunities that are underpinned by an increase in government healthcare spending, expanding health insurance coverage, rising disposable incomes and healthcare education. We believe that Hengrui’s strong management and sales force should be able to capitalize on the reforms and structural changes in the Chinese pharmaceutical market.

Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) is the world’s preeminent semiconductor foundry. TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service, allowing them to capture market share. The company continues to deliver solid revenue growth on the back of strong demand in the mid-range smartphone segment, increased graphic chip demand for AI (artificial intelligence) and the HPC (high power computing) division. The demands for faster and more efficient computation utilizing lower power

See benchmark definitions on A-20 – A-21

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

show no signs of abating as 5G and IoT (internet of things), platforms-wearables, smart homes, smart cities, etc., continue to proliferate the modern landscape. Continued acceleration in these areas, pared with limited supply, should support TSMC’s high levels of profitability, resulting in strong free cash flow and healthy dividend payouts.

Top detractors from Fund performance for the reporting period included an underweight to information technology as well as holdings Glencore plc (materials) (U.K.), Housing Development Finance Corporation (financials) (India), and Fomento Economico Mexicano SAB de CV (consumer staples) (Mexico)

An underweight to information technology detracted from performance. The portfolio is typically underweight information technology due to its avoidance of product cycle/gadget companies, as well as companies that have undifferentiated or low margin products.

Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. Base metals continue to face headwinds from the United States/China trade war, which has led to an environment of uncertainty that has created a drag on global growth. Glencore’s copper holdings have also been impacted by operational challenges in the African arm of their business. Operational issues are also impacting nickel production. We believe the company’s diversified portfolio provides it with the resilience to battle these headwinds, but we trimmed the position over the reporting period as the risk/reward trade-off became less attractive relative to other opportunities.

Housing Development Finance Corporation (HDFC), a long-term holding of the Fund, provides financial services to consumer and corporations in India. The Indian financial sector has three structural trends which underpin its strong growth and returns on investment, including market share gains by private sector banks, continuing penetration of formal banking services and widespread digital adoption which allows the more innovative private banks to disrupt the status quo. HDFC has faced several macroeconomic headwinds that have adversely affected the company’s share price, including a weak real estate market and development stagnation along with increased competition. We believe HDFC has been among the most prudent credit underwriters in India for decades and feel comfortable with the quality of their books and the sustainability of their growth.

Fomento Economico Mexicano (FEMSA) has transformed itself over the past several years from one of the largest beverage companies in Latin America to a leading retail operator. FEMSA’s legacy beverage businesses include a stake in one of the largest Coca-Cola bottlers in Latin America and a stake in Heineken. The area of focus and growth for FEMSA over the last few years has been retail. It owns and operates OXXO, one of the largest and fastest growing retail chains in Latin America. More recently, they have moved into the pharmacy business. Mexico and other Latin American countries have a low penetration of chain drugstores, which creates a good source of growth, particularly given FEMSA’s strong logistics and distribution capabilities. While the company has strong expansion and long-term growth opportunities, the Mexican economy has created a challenging backdrop in the near term and has weighed on the stock over the reporting period.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF International Large-Cap Fund’s Class P returned -8.84%, compared to a -14.38% return for its benchmark, the MSCI EAFE Index (Net)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020

	1 Year		5 Years		10 Years
Fund’s Class P	(8.84%	)	1.59%		4.47%
MSCI EAFE Index (Net)	(14.38%	)	(0.62%	)	2.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at MFS use a bottom-up investment style, which involves the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

See benchmark definitions on A-20 – A-21

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

A combination of an overweight allocation and stock selection in the consumer, non-cyclical sector contributed to performance relative to the benchmark for the reporting period. Within this sector, the Fund’s overweight positions in imaging products and medical-related equipment manufacturer HOYA (Japan), precision instruments and machines manufacturer Olympus Corporation (Japan), pharmaceutical and diagnostic company Roche Holding (Switzerland), medical products and equipment manufacturer Terumo (Japan), global food company Nestle (Switzerland) and pharmaceutical company Novo Nordisk (Denmark) contributed to relative performance.

A combination of an underweight allocation and stock selection in the financial sector also contributed to relative returns.

Security selection in the basic materials sector further strengthened relative performance led by an overweight position in industrial and medical gas supplier Air Liquide (France).

Other top relative contributors during the reporting period included the Fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France) and holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd (security is not a benchmark constituent), (Taiwan). Additionally, not owning global energy and petrochemicals company Royal Dutch Shell (United Kingdom) supported relative results.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. The Fund’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Fund to have different currency exposure than the benchmark.

A combination of an underweight allocation and stock selection in the utilities sector detracted from relative performance for the reporting period.

Stock selection in the technology sector also detracted from relative performance led by the Fund’s overweight position in tourism and travel IT solutions provider Amadeus IT (Spain). Additionally, not owning shares electronic equipment manufacturer Sony (Japan) further detracted from relative results.

Other top relative detractors during the reporting period included Fund’s position in integrated energy company Suncor Energy (security is not a benchmark constituent) (Canada) and overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), financial services firm ING Groep (Netherlands) and banking firm KBC Group (Belgium). Additionally, not owning shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands), biopharmaceutical company AstraZeneca (United Kingdom) and biopharmaceutical company CSL (Australia) further detracted from relative results.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. Holding cash hurt performance versus the benchmark, which has no cash position.

PF International Small-Cap Fund (sub-advised by QS Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF International Small-Cap Fund’s Class P returned -22.94%, compared to a -19.44% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years		Since Inception (1/14/15)
Fund’s Class P	(22.94%	)	(1.72%	)	(0.38%	)
S&P Developed Ex-US SmallCap Index	(19.44%	)	0.22%		1.40%

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-20 – A-21

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at QS Investors seek to manage a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus is securities of companies with small market capitalizations that are located in developed foreign countries. We continue to invest the Fund in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark (which is comprised of developed countries outside the U.S).

For the reporting period, allocation effects (relative to the benchmark) were mixed but detracted overall from relative returns. The overweight allocation to United Kingdom (U.K.) banks, underweight allocation to continental Europe health care, overweight allocation to (U.K.) consumer discretionary, underweight allocation to continental Europe utilities and underweight allocation to Japan consumer staples all detracted from relative performance. The overweight allocations to Japan health care, Continental Europe information technology, and underweight allocation to materials in Australia, New Zealand and Canada all contributed to relative performance, though not enough to offset the results in other regions.

Stock selection detracted from relative returns in Japan, continental Europe, and in Asia Developed ex Japan. Selection in Japanese industrials, continental Europe communication services and industrials, as well as Japanese information technology stocks were the primary detractors at the industry group level. Stock selection contributed to relative returns within continental Europe consumer discretionary and information technology industry groups, as well as Japanese consumer staples and (U.K.) information technology stocks, though not enough to offset the results in other stocks.

At the security level, the largest detractor was a position in Fevertree Drinks PLC (non-benchmark holding), a producer of premium drink mixes in the United Kingdom, which struggled after multiple profit warnings during 2019 from slowing sales growth. In addition, not holding Delivery Hero SE (a strong performer in the underlying benchmark), a multi-national food delivery service, also detracted from performance after it performed well as it experienced strong growth in foreign markets and acquired its key rival in South Korea. An overweight position in Seegene, Inc., a South Korean biotech firm, contributed strongly to relative returns, as its diagnostic products have been used recently in the COVID-19 outbreak. Evolution Gaming Group AB, an online casino solutions provider based in Sweden, enjoyed strong returns due to rapid earnings growth from the expansion of its online casino platform in new countries, which also contributed to relative performance.

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF International Value Fund’s Class P returned -28.94%, compared to a -14.38% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years		10 Years
Fund’s Class P	(28.94%	)	(5.32%	)	(0.91%	)
MSCI EAFE Index (Net)	(14.38%	)	(0.62%	)	2.72%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The Fund’s underperformance relative to its benchmark was largely driven by security selection. Weak security selection within the consumer discretionary, communication services, and financials sectors drove relative underperformance, but was partially offset by stronger selection in

See benchmark definitions on A-20 – A-21

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

the materials sector. Sector allocation, which is a residual of our fundamental stock selection process, also detracted from relative performance. The Fund’s overweight positions in energy and finance and underweight position in health care detracted most from relative performance.

On a country-by-country basis, weak security selection in Japan, the United Kingdom, and France detracted most from relative performance.

Among the top detractors from relative performance were China Unicom (communication services) and Renault (consumer discretionary). China Unicom is a Chinese telecommunication company. The stock traded down throughout the reporting period after reporting multiple declines in revenue during the reporting period. Net profit rose over the reporting period, but the results disappointed due to declines in total service revenue, a key metric in indicating operational health. Shares of Renault, a French automobile manufacturer, traded down amid concerns over the spread of COVID-19. The French company suspended its productions at all twelve factories within the country until further notice during March 2020. We continued to hold positions in both companies as of the end of the reporting period.

Top contributors to benchmark-relative returns included Z Holdings (communication services) and Barrick Gold (materials). Shares of Z Holdings, formerly known as Yahoo Japan, rose at the end of 2019 following news of a merger agreement with Line Corp. Investors believed the combined entity could become Japan’s leader in mobile payments and e-commerce, and would allow for heavy investment in artificial intelligence. Barrick Gold, based in Canada, is one of the world’s largest gold miners. Shares traded higher throughout the reporting period after the company reported multiple strong earnings, beating consensus, and an increase in its dividend. We continued to hold positions in both companies as of the end of the reporting period.

PF Real Estate Fund (sub-advised by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2020?

A. For the year ended March 31, 2020, the PF Real Estate Fund’s Class P returned -13.44%, compared to a -6.98% return for the broad- based S&P 500 Index, and -21.96% return for the sector-specific benchmark the MSCI U.S. REIT Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2020. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2020 (1)

	1 Year		5 Years		10 Years
Fund’s Class P	(13.44%	)	0.29%		7.27%
S&P 500 Index	(6.98%	)	6.73%		10.53%
MSCI U.S. REIT Index (Net)	(21.96%	)	(1.70%	)	6.12%

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the broad-based S&P 500 Index and outperformed the sector-specific MSCI U.S. REIT Index (Net). At Principal REI, our real estate securities team utilizes a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricings amongst groups of comparable stocks. Excess return generation is bottom-up, as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of outperformance, which we believe leads to consistent excess return generation over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

The MSCI U.S. REIT Index (Net) underperformed the S&P 500 index as broader equities rallied late in 2019 in response to a combination of de-escalating trade tensions, dampened recession fears, and accommodative monetary policy. During the first quarter of 2020, the U.S. REIT market plunged, trailing U.S. equities, as investment markets were confronted with the health and economic consequences of the evolving COVID-19 pandemic. Property stocks underperformed as real estate is often a place that brings people together and facilitates social interactions. Consequently, REITs did not perform as defensively relative to equities as might have been expected.

See benchmark definitions on A-20 – A-21

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Relative to the MSCI U.S. REIT Index (Net), the Fund outperformed due to strong allocation decisions and good stock selection during the reporting period. An underweight to retail (within the financials sector) had the largest contribution to the Fund’s performance, as these stocks suffered from COVID-19 social-distancing recommendations that kept shoppers at home and in response to concerns about tenants’ ability to pay rent after forced store closures. Strong stock selection in office (within the financials sector) contributed to excess returns, due to our overweight position in Alexandria Real Estate Equities, a company focused on lab office space. The stock benefitted from strong credit tenants, long lease duration, and resilience of demand for lab office space from the biotech and life sciences sector that gives this stock more defensive attributes. The Fund benefitted from an overweight to the secular trends and robust fundamentals in specialized residential (within the financials sector), as well as strong stock selection. An overweight to industrial stocks (within the financial sector) and strong stock selection also contributed to excess returns during the reporting period, as industrial stocks benefitted from rising e-commerce distribution and strong operating results. Stock selection in data centers (within the technology and financial sectors) was another top contributor to the Fund’s relative performance, attributed mainly to an overweight position in Equinix. The stock benefitted from the positive investor sentiment surrounding the sector, which was enhanced by its solid balance sheet and potential to see immediate benefits in its business driven by remote working. Hospitality stocks continued to be hit hard due to travel restrictions and shelter-in-place mandates due to COVID-19, however, our selection within hotels (within the consumer sector) also added to outperformance. Stock selection in net lease names (within the financial sector) was the largest detractor from the Fund’s performance, as we were overweight to EPR Properties and STORE Capital. EPR’s heavy exposure to movie theater operators caused the stock to fall under COVID-19 conditions. The market was concerned about tenant credit safety due to STORE Capital’s exposure to small, unrated tenants.

Benchmark Definitions

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg Barclays US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark This composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

ICE BofAML U.S. 3-Month Treasury Bill (T-Bill) Index (formerly named ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2020, the MSCI Emerging Markets Index (Net) consists of the following emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE (Europe, Australasia and Far East) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2020, the MSCI EAFE Index (Net) consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

MSCI U.S. Real Estate Investment Trust (“REIT”) Index (Net) is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2020, the MSCI World Index (Net) consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non- resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

A-21

PACIFIC FUNDSSM

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 6.6%

Communications - 0.4%

AT&T Inc 2.330% (USD LIBOR + 0.750%) due 06/01/21 §	$100,000	$97,116

Consumer, Cyclical - 0.5%

BMW US Capital LLC (Germany) 3.400% due 08/13/21 ~	100,000	99,896

Energy - 1.1%

Petrobras Global Finance BV (Brazil) 5.093% due 01/15/30 ~	244,000	223,565
YPF SA (Argentina) 32.814% (ARS Deposit + 6.000%) due 03/04/21 §	ARS 160,000	1,835

		225,400

Financial - 2.3%

Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	$100,000	83,850
Bank of America Corp 5.875% due 03/15/28	10,000	10,142
BOC Aviation Ltd (Singapore) 2.375% due 09/15/21 ~	200,000	200,478
Royal Bank of Scotland Group PLC (United Kingdom) 7.500% due 08/10/20	200,000	184,441

		478,911

Industrial - 2.3%

Aviation Capital Group LLC 2.875% due 01/20/22 ~	200,000	180,899
General Electric Co 3.150% due 09/07/22	100,000	101,153
Komatsu Finance America Inc 2.437% due 09/11/22 ~	200,000	200,939

		482,991

Total Corporate Bonds & Notes (Cost $1,468,947)		1,384,314

MORTGAGE-BACKED SECURITIES - 14.5%

Collateralized Mortgage Obligations - Residential - 9.2%

Alternative Loan Trust 1.067% (USD LIBOR + 0.120%) due 06/25/36 §	113,296	96,551
6.000% due 03/25/37	153,997	94,362
Banc of America Mortgage Trust 4.296% due 07/25/35 §	31,005	24,305
Chevy Chase Funding LLC Mortgage-Backed Certificates 1.307% (USD LIBOR + 0.360%) due 03/25/35 § ~	108,062	98,792
Citigroup Mortgage Loan Trust 4.033% due 03/25/37 §	80,278	66,969
Countrywide Home Loan Mortgage Pass-Through Trust 4.366% due 01/19/34 §	8,890	7,745
Credit Suisse Mortgage Trust 1.097% (USD LIBOR + 0.150%) due 09/29/36 § ~	281,548	264,684

	Principal Amount	Value
Fannie Mae REMICS 1.297% (USD LIBOR + 0.350%) due 07/25/37 §	$18,385	$18,250
1.327% (USD LIBOR + 0.380%) due 07/25/37 §	28,400	28,125
1.387% (USD LIBOR + 0.440%) due 05/25/36 §	13,794	13,581
1.392% (USD LIBOR + 0.445%) due 02/25/37 §	5,330	5,385
Government National Mortgage Association 1.173% (USD LIBOR + 0.400%) due 02/20/49 §	245,956	243,547
2.266% (USD LIBOR + 0.150%) due 08/20/68 §	91,620	88,442
GreenPoint Mortgage Funding Trust 1.127% (USD LIBOR + 0.180%) due 09/25/46 §	21,113	17,151
GSR Mortgage Loan Trust 4.099% due 09/25/35 §	8,269	7,828
Hawksmoor Mortgages PLC (United Kingdom) 1.761% (SONIA + 1.050%) due 05/25/53 § ~	GBP 231,070	275,176
JP Morgan Alternative Loan Trust 1.407% (USD LIBOR + 0.460%) due 03/25/36 §	$58,523	51,501
JP Morgan Mortgage Trust 4.055% due 06/25/35 §	27,811	25,107
Merrill Lynch Mortgage Investors Trust 3.637% due 12/25/34 §	31,796	29,436
Residential Accredit Loans Inc Trust 1.127% (USD LIBOR + 0.180%) due 06/25/46 §	86,875	25,708
Residential Asset Securitization Trust 6.500% due 09/25/36	178,827	106,112
Structured Adjustable Rate Mortgage Loan Trust 0.440% (USD LIBOR + 0.250%) due 02/25/35 §	10,515	8,674
Structured Asset Mortgage Investments II Trust 1.157% (USD LIBOR + 0.210%) due 05/25/36 §	52,540	43,631
Towd Point Mortgage Funding PLC (United Kingdom) 1.724% (GBP LIBOR + 1.025%) due 10/20/51 § ~	GBP 209,416	252,293
WaMu Mortgage Pass-Through Certificates 1.317% (USD LIBOR + 0.370%) due 01/25/45 §	$38,628	34,769

		1,928,124

Fannie Mae - 5.3%

2.500% due 06/01/50	600,000	619,269
3.000% due 06/01/50	100,000	104,504
3.500% due 05/01/50	370,000	391,355

		1,115,128

Total Mortgage-Backed Securities (Cost $3,183,359)		3,043,252

ASSET-BACKED SECURITIES - 12.0%

Asset Backed Funding Corp Trust 1.547% (USD LIBOR + 0.600%) due 10/25/34 §	21,723	20,166
B&M CLO Ltd (Cayman) 2.573% (USD LIBOR + 0.730%) due 04/16/26 § ~	63,092	62,801

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Countrywide Asset-Backed Certificates 1.087% (USD LIBOR + 0.140%) due 07/25/37 §	$263,932	$213,754
1.137% (USD LIBOR + 0.190%) due 11/25/37 §	133,769	117,948
1.147% (USD LIBOR + 0.200%) due 09/25/37 §	70,086	53,932
Credit-Based Asset Servicing & Securitization LLC 1.167% (USD LIBOR + 0.220%) due 07/25/37 § ~	310,196	186,408
Crown Point CLO Ltd (Cayman) 2.776% (USD LIBOR + 0.940%) due 07/17/28 § ~	200,000	192,312
Freddie Mac Structured Pass-Through Certificates 1.087% (USD LIBOR + 0.140%) due 09/25/31 §	765	758
Home Equity Asset Trust 1.802% (USD LIBOR + 0.855%) due 08/25/34 §	22,974	21,851
Home Equity Mortgage Loan Asset-Backed Trust 1.167% (USD LIBOR + 0.220%) due 04/25/37 §	84,347	64,661
Latitude Management Real Estate Capital Inc 1.909% (USD LIBOR + 0.980%) due 02/22/32 § ~	7,099	6,810
LoanCore Issuer Ltd (Cayman) 1.835% (USD LIBOR + 1.130%) due 05/15/36 § ~	100,000	97,312
Long Beach Mortgage Loan Trust 1.067% (USD LIBOR + 0.120%) due 08/25/36 §	83,661	38,578
Loomis Sayles CLO II Ltd (Cayman) 2.731% (USD LIBOR + 0.900%) due 04/15/28 § ~	280,000	272,066
MidOcean Credit CLO IV (Cayman) 2.631% (USD LIBOR + 0.800%) due 04/15/27 § ~	377,934	371,253
Option One Mortgage Loan Trust 1.087% (USD LIBOR + 0.140%) due 01/25/37 §	74,158	51,190
1.087% (USD LIBOR + 0.140%) due 03/25/37 §	88,868	61,982
Saxon Asset Securities Trust 1.257% (USD LIBOR + 0.310%) due 09/25/37 §	22,270	20,056
Soundview Home Loan Trust 1.147% (USD LIBOR + 0.200%) due 06/25/37 §	71,665	53,718
SpringCastle Funding Asset-Backed Notes 3.200% due 05/27/36 ~	78,662	74,142
TICP CLO Ltd (Cayman) 2.659% (USD LIBOR + 0.840%) due 04/20/28 § ~	450,000	438,765
Venture CLO Ltd (Cayman) 2.952% (USD LIBOR + 1.150%) due 10/22/31 § ~	100,000	96,492

Total Asset-Backed Securities (Cost $2,650,547)		2,516,955

U.S. TREASURY OBLIGATIONS - 101.8%

U.S. Treasury Inflation Protected Securities - 101.8%

0.125% due 04/15/22 ^	912,254	899,355
0.125% due 07/15/22 ^	246,794	244,479
0.125% due 01/15/23 ^	682,866	674,559
0.125% due 07/15/26 ^	322,866	326,001
0.125% due 01/15/30 ^	130,347	134,490
0.375% due 07/15/25 ^	5,439	5,551

	Principal Amount	Value
0.375% due 01/15/27 ^	$768,917	$787,691
0.375% due 07/15/27 ^	2,225,185	2,291,134
0.500% due 01/15/28 ^	972,622	1,014,365
0.625% due 07/15/21 ^	2,005,322	1,986,529
0.625% due 04/15/23 ^	1,080,113	1,088,442
0.625% due 01/15/24 ^	1,344,410	1,366,810
0.625% due 02/15/43 ^	22,441	24,643
0.750% due 07/15/28 ^	1,294,915	1,386,709
0.750% due 02/15/42 ^	114,166	127,957
0.750% due 02/15/45 ^	175,280	200,548
0.875% due 02/15/47 ^	47,022	56,017
1.000% due 02/15/46 ^	714,213	868,541
1.000% due 02/15/49 ^	51,259	63,818
1.375% due 02/15/44 ^	2,125,229	2,728,807
2.000% due 01/15/26 ^	3,914,847	4,356,785
2.125% due 02/15/41 ^	353,400	492,426
3.375% due 04/15/32 ^	85,748	121,288
3.875% due 04/15/29 ^	54,923	74,115

		21,321,060

Total U.S. Treasury Obligations (Cost $20,306,637)		21,321,060

FOREIGN GOVERNMENT BONDS & NOTES - 6.8%

Argentina POM Politica Monetaria (Argentina) 38.041% (ARS Reference + 0.000%) due 06/21/20 § Ω	ARS 870,000	6,489
Australia Government (Australia) 1.250% due 02/21/22 ^ ~	AUD 979,374	706,999
Bonos del Tesoro Nacional en Pesos Badlar (Argentina) 36.860% (ARS Deposit + 2.000%) due 04/03/22 § Ω	ARS 32,000	259
Letras del Tesoro en Pesos Badlar (Argentina) 30.299% (ARS Deposit + 2.000%) due 08/28/20 § Ω	137,000	1,366
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 493,000	21,329
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 850,000	614,456
Peruvian Government International (Peru) 5.940% due 02/12/29 ~	PEN 200,000	63,019

Total Foreign Government Bonds & Notes (Cost $1,583,090)		1,413,917

SHORT-TERM INVESTMENTS - 2.3%

Foreign Government Issue - 0.0%

Argentina Treasury Bill (Argentina) 0.000% due 05/13/20 Ω	ARS 60,000	455

	Shares
Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	478,930	478,930

Total Short-Term Investments (Cost $480,485)		479,385

TOTAL INVESTMENTS - 144.0% (Cost $29,673,065)		30,158,883

DERIVATIVES – (0.1%)		(11,897)

OTHER ASSETS & LIABILITIES, NET - (43.9%)		(9,196,848)

NET ASSETS - 100.0%		$20,950,138

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	101.8%
Mortgage-Backed Securities	14.5%
Asset-Backed Securities	12.0%
Foreign Government Bonds & Notes	6.8%
Corporate Bonds & Notes	6.6%
Others (each less than 3.0%)	2.3%

	144.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(43.9%	)

	100.0%

(b)

Investments with a total aggregate value of $8,569 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended March 31, 2020 was $3,006,500 at a weighted average interest rate of 2.100%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2020 was $11,703,733 at a weighted average interest rate of 1.534%.

(d)	Open futures contracts outstanding as of March 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/20	6	$1,301,820	$1,322,297	$20,477
U.S. Treasury Ultra 30-Year Bonds	06/20	6	1,250,550	1,331,250	80,700

					101,177

Short Futures Outstanding
Australia 3-Year Bonds	06/20	13	931,576	936,440	(4,864)
U.S. Treasury 5-Year Notes	06/20	24	2,898,156	3,008,625	(110,469)
U.S. Treasury 10-Year Notes	06/20	15	2,032,931	2,080,313	(47,382)
U.S. Treasury Long Bonds	06/20	4	662,961	716,250	(53,289)

					(216,004)

Total Futures Contracts					($114,827)

(e)	Forward foreign currency contracts outstanding as of March 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,144,000	USD	696,925	04/20	GSC	$6,759	$—
BRL	362,155	USD	82,550	04/20	GSC	—	(12,862)
BRL	2,955	USD	575	05/20	DUB	—	(8)
EUR	325,000	USD	363,752	04/20	BRC	—	(5,280)
EUR	34,000	USD	36,679	04/20	GSC	822	—
EUR	11,000	USD	11,893	04/20	JPM	240	—
EUR	16,000	USD	17,884	04/20	UBS	—	(236)
GBP	454,000	USD	554,036	04/20	BRC	9,903	—
IDR	2,904,296,420	USD	209,470	06/20	SCB	—	(33,669)
MXN	2,900,000	USD	151,735	06/20	JPM	—	(30,890)
NZD	1,047,000	USD	620,122	04/20	UBS	4,614	—
RUB	12,164,588	USD	190,135	04/20	GSC	—	(35,086)
USD	748,113	AUD	1,144,000	04/20	SCB	44,429	—
USD	697,039	AUD	1,144,000	05/20	GSC	—	(6,763)
USD	576	BRL	2,955	04/20	DUB	7	—
USD	80,000	BRL	359,200	04/20	JPM	10,881	—
USD	17,303	EUR	16,000	04/20	BRC	—	(345)
USD	21,232	EUR	19,000	04/20	JPM	275	—
USD	373,123	EUR	339,000	04/20	SCB	—	(791)
USD	9,874	EUR	9,000	05/20	BRC	—	(65)
USD	4,434	EUR	4,000	05/20	JPM	16	—
USD	562,820	GBP	440,000	04/20	BRC	16,272	—
USD	10,330	GBP	8,000	04/20	GSC	393	—
USD	7,129	GBP	6,000	04/20	SCB	—	(323)
USD	526,087	GBP	430,000	05/20	BRC	—	(8,424)
USD	197,000	IDR	2,822,714,500	06/20	BRC	26,137	—
USD	147,920	MXN	3,378,000	04/20	BRC	5,807	—
USD	36,674	NZD	58,000	04/20	JPM	2,066	—
USD	619,147	NZD	989,000	04/20	UBS	29,018	—
USD	619,980	NZD	1,047,000	05/20	UBS	—	(4,599)
USD	60,696	PEN	214,925	05/20	GSC	—	(1,768)
USD	178,806	RUB	11,941,753	04/20	GSC	26,597	—

Total Forward Foreign Currency Contracts						$184,236	($141,109)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

(f)	Purchased options outstanding as of March 31, 2020 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.066%	10/02/20	JPM	$5,200,000	$20,756	$75,893

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Euro-Schatz (05/20)	EUR 130.00	05/22/20	EUX	50	EUR 6,500,000	$580	$276
Call - U.S. Treasury 5-Year Notes (06/20)	$146.00	05/22/20	CME	24	$3,504,000	405	187
Call - U.S. Treasury 10-Year Notes (06/20)	205.00	05/22/20	CME	36	7,380,000	608	563

						1,593	1,026

Put - U.S. Treasury 2-Year Notes (05/20)	106.00	04/24/20	CME	6	1,272,000	195	—

Total Options on Futures						$1,788	$1,026

Total Purchased Options						$22,544	$76,919

(g)	Premiums received and value of written options outstanding as of March 31, 2020 were as follows:

Credit Default Swaptions on Credit Indices - Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CDX IG33 5Y	0.475%	04/15/20	GSC	$100,000	$48	$—

Credit Default Swaptions on Credit Indices – Sell Protection
Put - CDX IG33 5Y	0.700%	04/15/20	GSC	100,000	85	(1,815)
Put - CDX IG33 5Y	0.800%	06/17/20	GSC	100,000	121	(1,745)
Put - CDX IG33 5Y	0.850%	06/17/20	DUB	100,000	115	(1,609)
Put - CDX IG33 5Y	0.850%	06/17/20	MSC	100,000	129	(1,609)
Put - CDX IG33 5Y	2.500%	03/17/21	GSC	100,000	70	(838)
Put - iTraxx Main 32 5Y	2.500%	03/17/21	GSC	EUR 100,000	77	(1,676)

					597	(9,292)

Total Credit Default Swaptions on Credit Indices					$645	($9,292)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$1,900,000	$13,823	($13)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	05/16/24	JPM	200,000	1,390	—

						15,213	(13)

Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	1,800,000	15,960	—

Total Inflation Floor/Cap Options						$31,173	($13)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.000%	08/24/20	MSC	EUR 100,000	$3,283	($4,854)
Call - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.000%	08/27/20	GSC	100,000	3,076	(4,928)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.302%	10/02/20	JPM	$1,100,000	20,900	(67,334)

							$27,259	($77,116)

Total Written Options							$59,077	($86,421)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

(h)	Swap agreements outstanding as of March 31, 2020 were as follows:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/20 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Daimler AG	Q	1.000%	12/20/20	ICE	0.604%	EUR 10,000	$36	$153	($117)

Credit Default Swaps on Credit Indices - Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG32 5Y	Q	1.000%	06/20/24	ICE	$2,900,000	$1,357	($57,961)	$59,318
CDX IG33 5Y	Q	1.000%	12/20/24	ICE	180,000	594	(3,486)	4,080
CDX HY34 5Y	Q	5.000%	06/20/25	ICE	500,000	31,064	19,900	11,164

						$33,015	($41,547)	$74,562

Total Credit Default Swaps						$33,051	($41,394)	$74,445

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.235%	U.S. CPI Urban Consumers	Z / Z	LCH	02/27/21	$400,000	$8,296	$—	$8,296
1.500%	3-Month USD-LIBOR	S / Q	CME	03/12/21	9,520,000	93,919	—	93,919
1.535%	Eurostat Eurozone HICP	Z / Z	LCH	06/15/23	EUR 300,000	18,972	—	18,972
2.500%	3-Month USD-LIBOR	S / Q	CME	12/19/23	$120,000	9,957	(305)	10,262
2.750%	3-Month USD-LIBOR	S / Q	LCH	12/19/23	400,000	37,182	(2,706)	39,888
3.850%	GBP Retail Price	Z / Z	LCH	09/15/24	GBP 200,000	12,634	—	12,634
1.250%	3-Month USD-LIBOR	S / Q	CME	06/17/25	$2,100,000	79,589	42,949	36,640
2.335%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/28	190,000	26,035	338	25,697
2.364%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/28	50,000	7,178	—	7,178
2.379%	U.S. CPI Urban Consumers	Z / Z	LCH	07/09/28	500,000	72,279	(288)	72,567
3.593%	GBP Retail Price	Z / Z	LCH	11/15/28	GBP 45,000	3,082	—	3,082
2.165%	U.S. CPI Urban Consumers	Z / Z	LCH	04/16/29	$100,000	11,465	—	11,465
1.998%	U.S. CPI Urban Consumers	Z / Z	LCH	07/25/29	100,000	9,851	—	9,851
1.760%	U.S. CPI Urban Consumers	Z / Z	LCH	11/04/29	400,000	27,822	(708)	28,530
3.400%	GBP Retail Price	Z / Z	LCH	06/15/30	GBP 200,000	15,864	2,555	13,309
3.530%	GBP Retail Price	Z / Z	LCH	10/15/31	50,000	4,155	493	3,662
3.500%	GBP Retail Price	Z / Z	LCH	09/15/33	60,000	5,847	47	5,800
3.579%	GBP Retail Price	Z / Z	LCH	10/15/33	170,000	21,592	—	21,592
3.572%	GBP Retail Price	Z / Z	LCH	05/15/34	50,000	5,393	—	5,393
3.580%	GBP Retail Price	Z / Z	LCH	06/15/39	30,000	6,598	30	6,568
3.590%	GBP Retail Price	Z / Z	LCH	06/15/39	40,000	8,979	—	8,979
1.243%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/39	EUR 40,000	3,316	—	3,316
1.387%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/49	20,000	2,769	—	2,769

						$492,774	$42,405	$450,369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.160%	France CPI Ex Tobacco	Z / Z	LCH	08/15/20	EUR 80,000	($1,189)	$57	($1,246)
1.875%	U.S. CPI Urban Consumers	Z / Z	LCH	03/14/21	$2,700,000	(66,827)	—	(66,827)
1.250%	3-Month USD-LIBOR	S / Q	CME	06/17/21	9,500,000	(82,522)	(47,046)	(35,476)
1.432%	U.S. CPI Urban Consumers	Z / Z	LCH	08/06/21	100,000	(2,434)	—	(2,434)
1.580%	U.S. CPI Urban Consumers	Z / Z	LCH	09/20/21	200,000	(5,651)	—	(5,651)
1.592%	U.S. CPI Urban Consumers	Z / Z	LCH	09/20/21	200,000	(5,700)	(39)	(5,661)
2.210%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/23	120,000	(7,704)	—	(7,704)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	04/27/23	60,000	(4,351)	—	(4,351)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/23	120,000	(8,693)	—	(8,693)
2.281%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/23	180,000	(13,539)	—	(13,539)
1.030%	France CPI Ex Tobacco	Z / Z	LCH	03/15/24	EUR 140,000	(6,240)	(53)	(6,187)
1.404%	3-Month USD-LIBOR	S / Q	CME	03/12/25	$2,110,000	(95,796)	—	(95,796)
3.250%	3-Month NZD-Bank Bills	S / Q	CME	03/21/28	NZD 100,000	(11,573)	290	(11,863)
3.598%	GBP Retail Price	Z / Z	LCH	09/15/34	GBP 210,000	(26,063)	156	(26,219)
2.000%	U.S. Fed Funds	A / A	LCH	12/15/47	$40,000	(14,030)	(72)	(13,958)
2.250%	3-Month USD-LIBOR	S / Q	CME	12/11/49	300,000	(112,775)	(692)	(112,083)
1.625%	3-Month USD-LIBOR	S / Q	CME	01/16/50	100,000	(19,800)	(1,423)	(18,377)
1.625%	3-Month USD-LIBOR	S / Q	CME	02/03/50	40,000	(7,937)	(1)	(7,936)
2.000%	3-Month USD-LIBOR	S / Q	CME	03/20/50	40,000	(12,139)	(631)	(11,508)

						($504,963)	($49,454)	($455,509)

Total Interest Rate Swaps						($12,189)	($7,049)	($5,140)

Total Swap Agreements						$20,862	($48,443)	$69,305

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
Centrally Cleared Swap Agreements (1)
Assets	$66,968	$524,931
Liabilities	(115,411)	(455,626)

	($48,443)	$69,305

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2020

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,384,314	$—	$1,384,314	$—
	Mortgage-Backed Securities	3,043,252	—	3,043,252	—
	Asset-Backed Securities	2,516,955	—	2,516,955	—
	U.S. Treasury Obligations	21,321,060	—	21,321,060	—
	Foreign Government Bonds & Notes	1,413,917	—	1,413,917	—
	Short-Term Investments	479,385	478,930	455	—
	Derivatives:
	Credit Contracts
	Swaps	74,562	—	74,562	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	184,236	—	184,236	—
	Interest Rate Contracts
	Futures	101,177	101,177	—	—
	Purchased Options	76,919	—	76,919	—
	Swaps	450,369	—	450,369	—

	Total Interest Rate Contracts	628,465	101,177	527,288	—

	Total Assets - Derivatives	887,263	101,177	786,086	—

	Total Assets	31,046,146	580,107	30,466,039	—

Liabilities	Sale-buyback Financing Transactions	(11,585,269)	—	(11,585,269)	—
	Derivatives:
	Credit Contracts
	Written Options	(9,292)	—	(9,292)	—
	Swaps	(117)	—	(117)	—

	Total Credit Contracts	(9,409)	—	(9,409)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(141,109)	—	(141,109)	—
	Interest Rate Contracts
	Futures	(216,004)	(216,004)	—	—
	Written Options	(77,129)	—	(77,129)	—
	Swaps	(455,509)	—	(455,509)	—

	Total Interest Rate Contracts	(748,642)	(216,004)	(532,638)	—

	Total Liabilities - Derivatives	(899,160)	(216,004)	(683,156)	—

	Total Liabilities	(12,484,429)	(216,004)	(12,268,425)	—

	Total	$18,561,717	$364,103	$18,197,614	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.6%

Basic Materials - 0.9%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$250,000	$235,694
ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	70,000	63,937
4.550% due 03/11/26	10,000	8,996
6.125% due 06/01/25	80,000	79,345
7.000% due 10/15/39	80,000	79,747
Barrick Gold Corp (Canada) 5.250% due 04/01/42	30,000	35,578
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	90,000	111,329
BHP Billiton Finance USA Ltd (Australia) 6.750% due 10/19/75 ~	270,000	286,741
Freeport-McMoRan Inc
3.550% due 03/01/22	10,000	9,647
5.450% due 03/15/43	170,000	153,476
Glencore Funding LLC (Switzerland)
2.875% due 04/16/20 ~	60,000	59,997
3.875% due 10/27/27 ~	30,000	27,536
4.000% due 03/27/27 ~	250,000	228,140
4.125% due 03/12/24 ~	160,000	147,365
Indonesia Asahan Aluminium Persero PT (Indonesia) 6.530% due 11/15/28 ~	700,000	749,057
Newcrest Finance Pty Ltd (Australia) 4.450% due 11/15/21 ~	500,000	513,019
Sasol Financing USA LLC (South Africa) 5.875% due 03/27/24	500,000	210,231
Southern Copper Corp (Peru) 6.750% due 04/16/40	260,000	306,191
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	48,000	53,799
Yamana Gold Inc (Brazil) 4.625% due 12/15/27	90,000	90,463

		3,450,288

Communications - 4.0%

Altice France SA (France) 7.375% due 05/01/26 ~	200,000	203,110
Amazon.com Inc
3.875% due 08/22/37	70,000	84,219
4.950% due 12/05/44	60,000	83,214
AT&T Inc
3.400% due 05/15/25	200,000	207,231
3.800% due 03/15/22	800,000	826,924
4.350% due 06/15/45	120,000	127,470
CCO Holdings LLC
4.500% due 05/01/32 ~	30,000	29,425
5.125% due 05/01/27 ~	130,000	131,563
Charter Communications Operating LLC
3.579% due 07/23/20	2,060,000	2,053,722
4.464% due 07/23/22	1,000,000	1,034,168
4.800% due 03/01/50	20,000	20,939
5.375% due 04/01/38	20,000	21,660
5.750% due 04/01/48	10,000	11,402
6.384% due 10/23/35	20,000	23,844
6.834% due 10/23/55	30,000	35,665
Comcast Corp
3.250% due 11/01/39	10,000	10,606
3.375% due 08/15/25	20,000	21,280
3.400% due 04/01/30	30,000	32,542
3.450% due 02/01/50	40,000	44,100
3.700% due 04/15/24	1,000,000	1,075,290
3.750% due 04/01/40	10,000	11,075
3.950% due 10/15/25	110,000	121,346
3.999% due 11/01/49	51,000	60,519

	Principal Amount	Value
4.000% due 03/01/48	$10,000	$11,584
4.250% due 10/15/30	100,000	117,494
4.700% due 10/15/48	10,000	12,984
5.650% due 06/15/35	20,000	27,115
DISH DBS Corp 5.875% due 11/15/24	90,000	88,208
eBay Inc
2.750% due 01/30/23	500,000	491,001
3.800% due 03/09/22	800,000	812,034
Expedia Group Inc 3.800% due 02/15/28	800,000	693,739
Fox Corp 5.476% due 01/25/39 ~	80,000	93,078
Netflix Inc 5.375% due 02/01/21	20,000	20,285
Sprint Capital Corp 8.750% due 03/15/32	130,000	172,647
Sprint Corp 7.250% due 09/15/21	400,000	414,464
Sprint Spectrum Co LLC
3.360% due 03/20/23 ~	75,000	74,906
4.738% due 09/20/29 ~	450,000	462,935
Telefonica Emisiones SAU (Spain) 5.213% due 03/08/47	150,000	169,087
Telstra Corp Ltd (Australia) 4.800% due 10/12/21 ~	800,000	825,190
The Interpublic Group of Cos Inc 4.000% due 03/15/22	800,000	829,226
Time Warner Cable LLC
4.125% due 02/15/21	770,000	772,442
5.875% due 11/15/40	50,000	52,909
6.550% due 05/01/37	110,000	123,905
6.750% due 06/15/39	20,000	22,758
7.300% due 07/01/38	60,000	73,902
Time Warner Entertainment Co LP 8.375% due 07/15/33	20,000	27,583
United Group BV (Netherlands) 4.875% due 07/01/24 ~	EUR 600,000	600,794
Verizon Communications Inc
2.625% due 08/15/26	$20,000	20,702
3.150% due 03/22/30	50,000	53,882
3.376% due 02/15/25	49,000	52,656
3.850% due 11/01/42	20,000	22,443
4.000% due 03/22/50	30,000	35,768
4.125% due 08/15/46	30,000	34,885
4.329% due 09/21/28	5,000	5,774
4.400% due 11/01/34	90,000	105,709
4.500% due 08/10/33	220,000	265,379
4.862% due 08/21/46	20,000	26,185
5.500% due 03/16/47	30,000	41,291
Vodafone Group PLC (United Kingdom)
3.750% due 01/16/24	1,300,000	1,356,194
4.375% due 05/30/28	120,000	126,424

		15,408,876

Consumer, Cyclical - 4.9%

BMW Finance NV (Germany) 2.250% due 08/12/22 ~	900,000	862,294
Daimler Finance North America LLC (Germany)
2.550% due 08/15/22 ~	1,100,000	1,056,058
2.850% due 01/06/22 ~	900,000	876,609
3.400% due 02/22/22 ~	1,100,000	1,069,879
Delta Air Lines Inc 2.900% due 10/28/24	60,000	48,172
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	753,268	796,519
Ford Motor Co 4.750% due 01/15/43	10,000	5,725

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Ford Motor Credit Co LLC
2.109% (EUR LIBOR + 0.370%) due 12/01/21 §	EUR 800,000	$777,263
2.134% (USD LIBOR + 0.930%) due 09/24/20 §	$800,000	760,062
2.927% (USD LIBOR + 1.235%) due 02/15/23 §	300,000	236,892
3.200% due 01/15/21	900,000	874,125
4.424% (USD LIBOR + 2.550%) due 01/07/21 §	1,000,000	950,157
5.085% due 01/07/21	600,000	579,372
5.875% due 08/02/21	200,000	197,000
General Motors Co
5.150% due 04/01/38	20,000	14,529
5.950% due 04/01/49	20,000	14,849
6.250% due 10/02/43	40,000	31,887
General Motors Financial Co Inc
0.177% (EUR LIBOR + 0.550%) due 03/26/22 § ~	EUR 700,000	725,137
2.450% due 11/06/20	$480,000	465,829
3.200% due 07/13/20	600,000	598,284
4.250% due 05/15/23	30,000	27,161
4.350% due 01/17/27	20,000	16,559
5.100% due 01/17/24	800,000	738,116
Harley-Davidson Financial Services Inc 3.550% due 05/21/21 ~	500,000	508,588
Hilton Worldwide Finance LLC 4.875% due 04/01/27	130,000	124,221
Las Vegas Sands Corp 3.200% due 08/08/24	50,000	45,110
Latam Airlines Pass Through Trust ‘A’ (Chile) 4.200% due 08/15/29	765,170	695,189
Lowe’s Cos Inc
4.500% due 04/15/30	20,000	22,111
5.000% due 04/15/40	10,000	11,353
5.125% due 04/15/50	50,000	60,475
McDonald’s Corp
3.500% due 03/01/27	10,000	10,434
3.600% due 07/01/30	30,000	31,485
3.700% due 01/30/26	50,000	52,461
3.800% due 04/01/28	30,000	31,857
4.200% due 04/01/50	40,000	44,512
MGM Resorts International 7.750% due 03/15/22	800,000	796,688
New Red Finance Inc (Canada) 4.250% due 05/15/24 ~	50,000	50,187
Newell Brands Inc
3.850% due 04/01/23	20,000	20,165
4.200% due 04/01/26	10,000	9,803
NIKE Inc
2.850% due 03/27/30	50,000	52,918
3.250% due 03/27/40	30,000	31,392
3.375% due 03/27/50	100,000	109,907
Nissan Motor Acceptance Corp 2.738% (USD LIBOR + 0.890%) due 01/13/22 § ~	1,000,000	972,836
Sands China Ltd (Macau) 5.125% due 08/08/25	310,000	294,111
The Home Depot Inc
2.700% due 04/15/30	40,000	40,818
3.300% due 04/15/40	30,000	30,834
3.350% due 04/15/50	40,000	43,620
3.900% due 06/15/47	10,000	11,295
VOC Escrow Ltd 5.000% due 02/15/28 ~	140,000	103,138
Volkswagen Group of America Finance LLC (Germany)
2.653% (USD LIBOR + 0.940%) due 11/12/21 § ~	800,000	783,088
4.750% due 11/13/28 ~	1,000,000	1,024,875

	Principal Amount	Value
Volkswagen International Finance NV (Germany) 1.139% (EUR LIBOR + 1.550%) due 11/16/24 § ~	EUR 500,000	$521,960
Volkswagen Leasing GmbH (Germany) 0.250% due 02/16/21 ~	100,000	109,183
Walmart Inc 3.700% due 06/26/28	$60,000	67,596
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	500,000	467,127

		18,901,815

Consumer, Non-Cyclical - 6.6%

Abbott Laboratories
3.750% due 11/30/26	38,000	42,519
4.750% due 11/30/36	70,000	88,898
4.900% due 11/30/46	40,000	54,887
AbbVie Inc
2.300% due 11/21/22 ~	230,000	230,110
2.600% due 11/21/24 ~	270,000	274,855
2.950% due 11/21/26 ~	50,000	51,063
3.200% due 11/21/29 ~	160,000	164,220
3.375% due 11/14/21	700,000	714,092
3.600% due 05/14/25	70,000	73,882
4.250% due 11/21/49 ~	10,000	10,926
Aetna Inc 2.800% due 06/15/23	40,000	40,299
Allergan Funding SCS
3.450% due 03/15/22	80,000	83,115
3.800% due 03/15/25	90,000	92,320
Allergan Sales LLC 5.000% due 12/15/21 ~	700,000	725,651
Altria Group Inc
2.850% due 08/09/22	20,000	20,119
3.490% due 02/14/22	40,000	40,471
3.800% due 02/14/24	40,000	40,627
3.875% due 09/16/46	20,000	18,178
4.400% due 02/14/26	290,000	300,913
4.800% due 02/14/29	290,000	304,077
5.800% due 02/14/39	90,000	98,961
5.950% due 02/14/49	50,000	58,431
6.200% due 02/14/59	30,000	33,170
Amgen Inc
2.125% due 05/01/20	20,000	19,988
3.625% due 05/22/24	30,000	31,605
4.663% due 06/15/51	11,000	13,914
5.375% due 05/15/43	30,000	41,263
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26	110,000	115,790
4.900% due 02/01/46	100,000	109,641
Anheuser-Busch InBev Worldwide Inc (Belgium)
4.150% due 01/23/25	90,000	97,249
4.750% due 01/23/29	230,000	253,401
Anthem Inc
3.125% due 05/15/22	30,000	30,539
3.350% due 12/01/24	40,000	40,810
3.650% due 12/01/27	30,000	31,050
Bacardi Ltd (Bermuda) 4.500% due 01/15/21 ~	600,000	605,539
BAT Capital Corp (United Kingdom)
3.557% due 08/15/27	100,000	94,394
4.540% due 08/15/47	170,000	155,954
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	600,000	615,072
Becton Dickinson & Co
3.363% due 06/06/24	110,000	110,443
3.700% due 06/06/27	100,000	101,840
3.734% due 12/15/24	50,000	51,357
4.685% due 12/15/44	32,000	33,814
Bristol-Myers Squibb Co
2.900% due 07/26/24 ~	50,000	53,095
3.200% due 06/15/26 ~	120,000	128,449

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
3.550% due 08/15/22 ~	$90,000	$94,969
3.875% due 08/15/25 ~	50,000	54,350
5.000% due 08/15/45 ~	150,000	202,021
Campbell Soup Co 3.650% due 03/15/23	229,000	233,534
Centene Corp 3.375% due 02/15/30 ~	10,000	9,338
Cigna Corp
1.493% (USD LIBOR + 0.650%) due 09/17/21 §	1,200,000	1,153,197
2.721% (USD LIBOR + 0.890%) due 07/15/23 §	700,000	651,275
3.750% due 07/15/23	100,000	103,115
4.125% due 11/15/25	40,000	42,904
4.375% due 10/15/28	360,000	388,177
Constellation Brands Inc
2.250% due 11/06/20	800,000	795,591
4.250% due 05/01/23	30,000	30,310
CVS Health Corp
3.625% due 04/01/27	10,000	10,263
3.700% due 03/09/23	1,050,000	1,094,370
3.750% due 04/01/30	30,000	31,104
4.100% due 03/25/25	60,000	63,255
4.125% due 04/01/40	20,000	20,172
4.250% due 04/01/50	10,000	10,441
5.050% due 03/25/48	100,000	114,004
5.125% due 07/20/45	60,000	69,103
Danone SA (France) 2.589% due 11/02/23 ~	200,000	198,586
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	200,000	169,543
Gilead Sciences Inc
3.650% due 03/01/26	30,000	32,764
4.750% due 03/01/46	30,000	38,518
HCA Inc 4.500% due 02/15/27	40,000	41,276
Humana Inc
3.150% due 12/01/22	50,000	49,946
3.950% due 03/15/27	50,000	50,983
4.625% due 12/01/42	50,000	55,175
4.800% due 03/15/47	20,000	22,466
4.950% due 10/01/44	20,000	22,829
IHS Markit Ltd 5.000% due 11/01/22 ~	900,000	948,707
Imperial Brands Finance PLC (United Kingdom) 3.875% due 07/26/29 ~	1,000,000	941,545
Johnson & Johnson 3.625% due 03/03/37	100,000	115,071
Keurig Dr Pepper Inc 4.057% due 05/25/23	1,000,000	1,042,781
Kraft Heinz Foods Co
2.304% (USD LIBOR + 0.570%) due 02/10/21 §	900,000	851,382
3.950% due 07/15/25	120,000	118,202
Mars Inc
2.700% due 04/01/25 ~	40,000	41,204
3.200% due 04/01/30 ~	40,000	41,888
Medtronic Inc 3.500% due 03/15/25	52,000	56,112
Mondelez International Holdings Netherlands BV 2.000% due 10/28/21 ~	900,000	896,799
Mylan NV 2.250% due 11/22/24 ~	EUR 900,000	994,367
PayPal Holdings Inc 2.850% due 10/01/29	$900,000	898,850
PepsiCo Inc
2.875% due 10/15/49	20,000	20,860
3.875% due 03/19/60	10,000	12,609
Pernod Ricard SA (France)
4.250% due 07/15/22 ~	800,000	807,423
5.750% due 04/07/21 ~	750,000	771,939

	Principal Amount	Value
Pfizer Inc 2.625% due 04/01/30	$40,000	$42,028
Philip Morris International Inc
2.500% due 08/22/22	90,000	91,250
2.500% due 11/02/22	80,000	80,412
4.500% due 03/20/42	30,000	35,309
Prime Security Services Borrower LLC 5.750% due 04/15/26 ~	50,000	49,281
Reckitt Benckiser Treasury Services PLC (United Kingdom) 2.375% due 06/24/22 ~	600,000	589,408
Reynolds American Inc (United Kingdom)
3.250% due 06/12/20	81,000	80,760
5.850% due 08/15/45	50,000	54,021
6.150% due 09/15/43	30,000	32,719
6.875% due 05/01/20	400,000	401,052
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23	1,000,000	1,054,397
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	140,000	129,102
Teva Pharmaceutical Finance IV BV (Israel) 3.650% due 11/10/21	100,000	96,729
Teva Pharmaceutical Finance Netherlands II BV (Israel) 1.250% due 03/31/23 ~	EUR 900,000	881,344
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.200% due 07/21/21	$490,000	470,714
2.800% due 07/21/23	140,000	128,624
The Coca-Cola Co
4.125% due 03/25/40	10,000	12,346
4.200% due 03/25/50	50,000	65,693
The Procter & Gamble Co
3.550% due 03/25/40	10,000	11,689
3.600% due 03/25/50	20,000	24,743
United Rentals North America Inc
5.500% due 07/15/25	50,000	49,313
5.875% due 09/15/26	90,000	91,834
UnitedHealth Group Inc
3.750% due 07/15/25	80,000	86,948
3.875% due 08/15/59	50,000	54,748
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	70,000	69,576

		25,394,349

Energy - 2.4%

Apache Corp
3.250% due 04/15/22	24,000	18,489
4.250% due 01/15/44	170,000	74,329
4.375% due 10/15/28	20,000	10,713
4.750% due 04/15/43	40,000	17,779
5.100% due 09/01/40	80,000	35,481
Baker Hughes LLC 2.773% due 12/15/22	900,000	857,752
BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	800,000	803,701
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	30,000	22,660
BP Capital Markets America Inc 3.000% due 02/24/50	200,000	187,556
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	130,000	135,558
3.535% due 11/04/24	40,000	42,296
Cameron LNG LLC
2.902% due 07/15/31 ~	20,000	17,591
3.302% due 01/15/35 ~	120,000	104,428
Cimarex Energy Co
3.900% due 05/15/27	200,000	145,368
4.375% due 03/15/29	20,000	13,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Concho Resources Inc
3.750% due 10/01/27	$30,000	$25,521
4.300% due 08/15/28	180,000	164,909
4.375% due 01/15/25	50,000	42,735
ConocoPhillips 6.500% due 02/01/39	10,000	12,659
Continental Resources Inc
3.800% due 06/01/24	70,000	35,438
4.375% due 01/15/28	80,000	37,322
4.500% due 04/15/23	70,000	38,574
DCP Midstream Operating LP 6.450% due 11/03/36 ~	20,000	9,800
Devon Energy Corp 5.000% due 06/15/45	220,000	141,237
Diamondback Energy Inc
2.875% due 12/01/24	20,000	14,015
3.250% due 12/01/26	20,000	14,174
3.500% due 12/01/29	20,000	14,185
5.375% due 05/31/25	10,000	7,398
Enbridge Inc (Canada) 2.195% (USD LIBOR + 0.500%) due 02/18/22 §	800,000	743,739
Energy Transfer Operating LP
2.900% due 05/15/25	10,000	8,473
3.750% due 05/15/30	190,000	149,711
4.950% due 06/15/28	50,000	41,488
5.250% due 04/15/29	20,000	16,971
6.250% due 04/15/49	20,000	16,988
6.750% due 05/15/25	50,000	30,625
Enterprise Products Operating LLC
2.800% due 01/31/30	60,000	54,863
3.700% due 01/31/51	40,000	36,168
3.950% due 01/31/60	30,000	25,596
4.150% due 10/16/28	180,000	183,005
4.200% due 01/31/50	30,000	28,441
4.800% due 02/01/49	10,000	10,050
4.850% due 03/15/44	10,000	10,465
7.550% due 04/15/38	20,000	23,259
EOG Resources Inc
3.900% due 04/01/35	30,000	30,328
4.150% due 01/15/26	70,000	71,803
Exxon Mobil Corp
2.992% due 03/19/25	70,000	73,809
3.043% due 03/01/26	140,000	148,284
3.482% due 03/19/30	50,000	55,475
4.114% due 03/01/46	50,000	59,678
KazMunayGas National Co JSC (Kazakhstan) 5.375% due 04/24/30 ~	200,000	197,800
Kinder Morgan Energy Partners LP
3.500% due 03/01/21	80,000	78,992
5.500% due 03/01/44	10,000	10,037
Kinder Morgan Inc
4.300% due 06/01/25	50,000	51,121
4.300% due 03/01/28	30,000	29,513
5.050% due 02/15/46	30,000	30,534
5.200% due 03/01/48	10,000	10,610
5.550% due 06/01/45	30,000	30,924
MPLX LP
1.899% (USD LIBOR + 0.900%) due 09/09/21 §	1,000,000	945,186
4.500% due 04/15/38	100,000	78,468
4.700% due 04/15/48	60,000	46,672
4.800% due 02/15/29	40,000	35,332
Noble Energy Inc
3.850% due 01/15/28	70,000	49,665
5.250% due 11/15/43	80,000	47,183
Oasis Petroleum Inc 6.875% due 01/15/23	10,000	2,125
Occidental Petroleum Corp
2.600% due 08/13/21	40,000	32,032

	Principal Amount	Value
2.684% (USD LIBOR + 0.950%) due 02/08/21 §	$40,000	$31,703
2.700% due 08/15/22	70,000	49,940
2.900% due 08/15/24	100,000	54,601
3.000% due 02/15/27	30,000	14,300
3.200% due 08/15/26	60,000	29,340
3.500% due 08/15/29	30,000	14,130
4.100% due 02/15/47	120,000	51,445
4.200% due 03/15/48	10,000	4,324
4.400% due 04/15/46	20,000	8,416
4.625% due 06/15/45	50,000	21,545
4.850% due 03/15/21	24,000	20,111
5.550% due 03/15/26	190,000	101,507
6.450% due 09/15/36	310,000	148,574
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	555,000	532,109
6.900% due 03/19/49	30,000	29,407
Petroleos Mexicanos (Mexico) 6.875% due 08/04/26	220,000	169,079
Range Resources Corp
4.875% due 05/15/25	10,000	6,025
5.000% due 03/15/23	150,000	112,164
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	50,000	51,644
4.375% due 05/11/45	130,000	150,962
4.550% due 08/12/43	50,000	58,817
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	290,000	310,227
Targa Resources Partners LP
4.250% due 11/15/23	60,000	52,017
5.375% due 02/01/27	20,000	16,571
5.500% due 03/01/30 ~	20,000	15,625
5.875% due 04/15/26	20,000	16,762
6.500% due 07/15/27	10,000	8,600
6.875% due 01/15/29	10,000	8,125
Tennessee Gas Pipeline Co LLC 2.900% due 03/01/30 ~	150,000	127,653
The Williams Cos Inc
3.750% due 06/15/27	90,000	82,692
7.500% due 01/15/31	190,000	221,424
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	30,000	34,225
Western Midstream Operating LP
2.698% (USD LIBOR + 0.850%) due 01/13/23 §	20,000	10,554
3.100% due 02/01/25	30,000	15,742
4.050% due 02/01/30	100,000	44,233
4.500% due 03/01/28	30,000	14,585
4.650% due 07/01/26	100,000	51,049
5.250% due 02/01/50	50,000	20,632
WPX Energy Inc
4.500% due 01/15/30	10,000	5,468
5.250% due 10/15/27	10,000	5,556

		9,262,395

Financial - 21.5%

AerCap Ireland Capital DAC (Ireland)
3.950% due 02/01/22	800,000	697,422
4.450% due 10/01/25	500,000	441,117
4.625% due 07/01/22	800,000	648,614
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	500,000	495,891
Aircastle Ltd 5.125% due 03/15/21	500,000	496,467
Ambac LSNI LLC (Cayman) 6.945% (USD LIBOR + 5.000%) due 02/12/23 § ~	312,885	299,581
American Express Co 3.400% due 02/27/23	700,000	726,118

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
American Express Credit Corp 2.375% due 05/26/20	$80,000	$79,999
American Homes 4 Rent LP REIT 4.250% due 02/15/28	100,000	99,417
American International Group Inc 3.750% due 07/10/25	630,000	631,847
American Tower Corp REIT
2.400% due 03/15/25	700,000	692,142
3.375% due 05/15/24	1,000,000	1,006,485
Atrium European Real Estate Ltd (Poland) 3.000% due 09/11/25 ~	EUR 800,000	885,236
AvalonBay Communities Inc REIT
2.300% due 03/01/30	$900,000	839,745
3.450% due 06/01/25	300,000	308,496
Banco Bilbao Vizcaya Argentaria SA (Spain) 8.875% due 04/14/21 ~	EUR 800,000	864,264
Banco Santander SA (Spain)
3.848% due 04/12/23	$200,000	205,047
4.379% due 04/12/28	200,000	205,254
Bank of America Corp
2.104% (USD LIBOR + 0.790%) due 03/05/24 §	700,000	655,970
3.004% due 12/20/23	155,000	158,123
3.419% due 12/20/28	203,000	210,028
3.500% due 04/19/26	110,000	117,374
3.550% due 03/05/24	90,000	93,423
3.593% due 07/21/28	100,000	102,545
3.974% due 02/07/30	240,000	259,635
4.083% due 03/20/51	220,000	250,415
4.100% due 07/24/23	500,000	533,644
4.200% due 08/26/24	70,000	74,539
4.250% due 10/22/26	420,000	449,192
4.330% due 03/15/50	20,000	23,564
4.450% due 03/03/26	90,000	97,536
Bank of Montreal (Canada) 3.803% due 12/15/32	60,000	58,327
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	600,000	612,254
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	800,000	818,792
Barclays PLC (United Kingdom)
3.122% (USD LIBOR + 1.430%) due 02/15/23 §	1,000,000	941,847
4.972% due 05/16/29	900,000	972,914
8.000% due 12/15/20	EUR 600,000	631,846
Berkshire Hathaway Finance Corp 4.250% due 01/15/49	$120,000	148,436
BNP Paribas SA (France)
4.375% due 03/01/33 ~	250,000	274,596
4.705% due 01/10/25 ~	230,000	240,030
5.198% due 01/10/30 ~	200,000	221,368
Boston Properties LP REIT 4.500% due 12/01/28	500,000	551,039
BPCE SA (France) 4.000% due 09/12/23 ~	850,000	873,808
Brandywine Operating Partnership LP REIT 3.950% due 11/15/27	800,000	752,264
Capital One Financial Corp 4.250% due 04/30/25	500,000	513,270
Carlyle Finance LLC 5.650% due 09/15/48 ~	150,000	166,772
CBL & Associates LP REIT 5.950% due 12/15/26	1,200,000	230,361
Citigroup Inc
2.750% due 04/25/22	800,000	804,772
4.075% due 04/23/29	150,000	159,411
4.400% due 06/10/25	170,000	184,270
4.412% due 03/31/31	70,000	77,177
5.300% due 05/06/44	102,000	124,324
5.500% due 09/13/25	220,000	244,855

	Principal Amount	Value
5.950% due 01/30/23	$300,000	$290,307
5.950% due 05/15/25	200,000	193,889
6.675% due 09/13/43	70,000	95,035
8.125% due 07/15/39	70,000	110,783
Cooperatieve Rabobank UA (Netherlands)
4.625% due 12/01/23	290,000	300,445
5.500% due 06/29/20 ~	EUR 700,000	743,033
6.625% due 06/29/21 ~	400,000	423,404
CPI Property Group SA (Czech Republic) 4.750% due 03/08/23 ~	$800,000	833,200
Credit Suisse AG (Switzerland) 6.500% due 08/08/23 ~	1,200,000	1,226,767
Credit Suisse Group AG (Switzerland)
2.024% (USD LIBOR + 1.240%) due 06/12/24 § ~	750,000	662,979
4.194% due 04/01/31 ~	250,000	256,618
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	800,000	814,394
CyrusOne LP REIT 1.450% due 01/22/27	EUR 100,000	96,809
Danske Bank AS (Denmark)
5.000% due 01/12/22 ~	$200,000	204,930
5.375% due 01/12/24 ~	200,000	210,929
Deutsche Bank AG (Germany)
2.818% (USD LIBOR + 0.970%) due 07/13/20 §	500,000	492,744
3.150% due 01/22/21	600,000	586,491
3.961% due 11/26/25	1,000,000	926,500
4.250% due 10/14/21	900,000	856,803
5.000% due 02/14/22	900,000	888,246
EPR Properties REIT 5.250% due 07/15/23	400,000	373,244
GE Capital International Funding Co 2.342% due 11/15/20	1,183,000	1,176,480
GE Capital UK Funding Unlimited Co 5.875% due 11/04/20	GBP 800,000	1,010,321
GLP Capital LP REIT 5.375% due 04/15/26	$900,000	802,755
Goodman US Finance Three LLC REIT (Australia) 3.700% due 03/15/28 ~	200,000	188,803
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	200,000	186,329
HSBC Holdings PLC (United Kingdom)
2.292% (USD LIBOR + 0.600%) due 05/18/21 §	500,000	489,821
3.400% due 03/08/21	1,500,000	1,508,735
4.583% due 06/19/29	560,000	597,287
4.950% due 03/31/30	200,000	220,832
6.875% due 06/01/21	400,000	393,054
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	800,000	822,751
ING Groep NV (Netherlands)
3.150% due 03/29/22	800,000	804,223
4.625% due 01/06/26 ~	700,000	739,265
International Lease Finance Corp 5.875% due 08/15/22	150,000	134,253
Intesa Sanpaolo SPA (Italy)
3.375% due 01/12/23 ~	220,000	210,305
5.017% due 06/26/24 ~	370,000	378,313
JPMorgan Chase & Co
3.509% due 01/23/29	150,000	154,890
4.203% due 07/23/29	170,000	187,078
4.452% due 12/05/29	220,000	247,330
4.950% due 06/01/45	250,000	323,021
KEB Hana Bank (South Korea) 3.375% due 01/30/22 ~	900,000	932,193
Kimco Realty Corp REIT 2.700% due 03/01/24	900,000	893,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	$30,000	$33,184
Lifestorage LP REIT 3.500% due 07/01/26	800,000	764,456
Lloyds Bank PLC (United Kingdom) 3.300% due 05/07/21	500,000	500,239
Lloyds Banking Group PLC (United Kingdom) 1.953% (AUD Bank Bill + 1.400%) due 03/07/25 §	AUD 800,000	477,654
4.000% due 03/07/25	900,000	597,762
4.450% due 05/08/25	$500,000	536,501
7.625% due 06/27/23 ~	GBP 600,000	633,285
Metropolitan Life Global Funding 3.450% due 12/18/26 ~	$700,000	738,164
Mid-America Apartments LP REIT 4.200% due 06/15/28	700,000	728,765
Mitsubishi UFJ Financial Group Inc (Japan)
3.407% due 03/07/24	700,000	723,544
3.455% due 03/02/23	600,000	615,101
Mizuho Financial Group Inc (Japan)
2.226% due 05/25/26	800,000	785,742
3.922% due 09/11/24	600,000	633,815
Morgan Stanley
2.699% due 01/22/31	70,000	68,763
3.125% due 07/27/26	200,000	207,212
3.622% due 04/01/31	170,000	177,297
3.737% due 04/24/24	100,000	103,110
3.772% due 01/24/29	10,000	10,573
4.431% due 01/23/30	10,000	11,135
5.597% due 03/24/51	20,000	28,369
MPT Operating Partnership LP REIT 2.550% due 12/05/23	GBP 700,000	851,062
Nasdaq Inc 3.850% due 06/30/26	$800,000	827,498
National Retail Properties Inc REIT
2.500% due 04/15/30	900,000	804,811
3.500% due 10/15/27	200,000	198,085
Oversea-Chinese Banking Corp Ltd (Singapore) 2.142% (USD LIBOR + 0.450%) due 05/17/21 § ~	400,000	398,225
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	850,000	769,118
Reliance Standard Life Global Funding II 2.625% due 07/22/22 ~	900,000	906,070
Royal Bank of Scotland Group PLC (United Kingdom)
3.875% due 09/12/23	800,000	809,664
5.125% due 05/28/24	570,000	576,685
7.500% due 08/10/20	800,000	737,764
8.625% due 08/15/21	600,000	588,195
Santander Holdings USA Inc
3.244% due 10/05/26	1,000,000	894,933
4.500% due 07/17/25	130,000	132,889
Santander UK PLC (United Kingdom) 3.750% due 11/15/21	1,000,000	973,997
Simon Property Group LP REIT 2.500% due 09/01/20	400,000	397,150
Skandinaviska Enskilda Banken AB (Sweden) 3.250% due 05/17/21 ~	500,000	503,305
Societe Generale SA (France) 4.250% due 09/14/23 ~	500,000	512,973
Spirit Realty LP REIT 3.400% due 01/15/30	800,000	689,820
Standard Chartered PLC (United Kingdom) 2.744% due 09/10/22 ~	900,000	891,176
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	120,000	119,106
Teachers Insurance & Annuity Association of America
4.900% due 09/15/44 ~	40,000	45,684
6.850% due 12/16/39 ~	18,000	25,088

	Principal Amount	Value
The Depository Trust & Clearing Corp 4.875% due 06/15/20 ~	$250,000	$215,054
The Goldman Sachs Group Inc
1.941% (USD LIBOR + 1.200%) due 09/15/20 §	500,000	499,679
2.557% (USD LIBOR + 0.780%) due 10/31/22 §	500,000	481,859
2.862% (USD LIBOR + 1.170%) due 05/15/26 §	1,000,000	920,001
3.200% due 02/23/23	60,000	61,307
3.500% due 01/23/25	700,000	718,969
3.750% due 05/22/25	600,000	622,306
3.850% due 07/08/24	160,000	167,535
4.223% due 05/01/29	170,000	181,889
4.250% due 10/21/25	470,000	495,098
5.150% due 05/22/45	340,000	403,843
6.250% due 02/01/41	70,000	97,278
UBS Group AG (Switzerland)
2.859% due 08/15/23 ~	200,000	198,538
3.000% due 04/15/21 ~	1,000,000	1,002,235
3.491% due 05/23/23 ~	260,000	263,034
4.125% due 09/24/25 ~	1,000,000	1,040,960
4.253% due 03/23/28 ~	270,000	283,714
7.000% due 01/31/24 ~	250,000	235,174
UniCredit SPA (Italy)
6.572% due 01/14/22 ~	350,000	356,766
7.830% due 12/04/23 ~	1,800,000	1,924,625
VEREIT Operating Partnership LP REIT 3.950% due 08/15/27	200,000	190,480
Vesteda Finance BV (Netherlands) 2.500% due 10/27/22 ~	EUR 600,000	680,751
Visa Inc
3.150% due 12/14/25	$80,000	87,348
4.300% due 12/14/45	100,000	126,622
Washington Prime Group LP REIT 6.450% due 08/15/24	950,000	564,067
Wells Fargo & Co
2.164% due 02/11/26	800,000	781,874
2.879% due 10/30/30	110,000	109,306
3.000% due 10/23/26	200,000	205,370
3.007% (USD LIBOR + 1.230%) due 10/31/23 §	2,000,000	1,909,400
3.450% due 02/13/23	40,000	41,182
3.584% due 05/22/28	100,000	104,912
3.750% due 01/24/24	850,000	901,590
4.400% due 06/14/46	30,000	33,924
4.750% due 12/07/46	110,000	127,561
4.900% due 11/17/45	190,000	226,160
5.013% due 04/04/51	380,000	485,941
5.375% due 11/02/43	80,000	95,975
5.606% due 01/15/44	150,000	184,005
Westpac Banking Corp (Australia) 2.300% due 05/26/20	40,000	39,959

		83,335,585

Industrial - 3.4%

3M Co
2.375% due 08/26/29	60,000	60,433
3.050% due 04/15/30	10,000	10,486
3.700% due 04/15/50	30,000	33,664
Aviation Capital Group LLC
2.875% due 01/20/22 ~	500,000	452,247
4.125% due 08/01/25 ~	600,000	517,244
Carrier Global Corp 1.923% due 02/15/23 ~	20,000	19,729
2.242% due 02/15/25 ~	50,000	48,996
2.493% due 02/15/27 ~	10,000	9,591
2.722% due 02/15/30 ~	100,000	92,598
3.377% due 04/05/40 ~	30,000	26,611
3.577% due 04/05/50 ~	30,000	27,101

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
CNH Industrial Capital LLC 4.875% due 04/01/21	$400,000	$391,228
Deere & Co
3.100% due 04/15/30	20,000	21,233
3.750% due 04/15/50	30,000	35,064
Eaton Corp
2.750% due 11/02/22	130,000	131,557
4.150% due 11/02/42	20,000	22,274
GATX Corp
2.461% (USD LIBOR + 0.720%) due 11/05/21 §	1,000,000	980,520
4.750% due 06/15/22	400,000	418,597
4.850% due 06/01/21	290,000	297,954
General Dynamics Corp 4.250% due 04/01/50	10,000	12,452
General Electric Co
3.150% due 09/07/22	77,000	77,888
5.300% due 02/11/21	200,000	203,058
5.875% due 01/14/38	40,000	47,088
6.750% due 03/15/32	30,000	36,426
6.875% due 01/10/39	298,000	372,842
L3Harris Technologies Inc 5.054% due 04/27/45	60,000	66,513
Lockheed Martin Corp
3.100% due 01/15/23	20,000	20,309
3.550% due 01/15/26	70,000	75,853
4.500% due 05/15/36	30,000	34,504
Northrop Grumman Corp
2.930% due 01/15/25	40,000	40,796
3.250% due 01/15/28	160,000	168,269
5.250% due 05/01/50	40,000	54,686
NTT Finance Corp (Japan) 1.900% due 07/21/21 ~	800,000	796,263
Otis Worldwide Corp
2.056% due 04/05/25 ~	30,000	29,430
2.293% due 04/05/27 ~	30,000	28,842
2.565% due 02/15/30 ~	90,000	87,734
Penske Truck Leasing Co LP
4.125% due 08/01/23 ~	600,000	620,767
4.250% due 01/17/23 ~	800,000	820,561
Raytheon Co 3.125% due 10/15/20	70,000	70,367
Republic Services Inc 2.500% due 08/15/24	50,000	50,443
Rockwell Collins Inc
2.800% due 03/15/22	500,000	505,533
3.100% due 11/15/21	800,000	806,394
3.200% due 03/15/24	1,000,000	1,033,532
SMBC Aviation Capital Finance DAC (Ireland)
3.000% due 07/15/22 ~	1,100,000	1,109,358
The Boeing Co
2.700% due 02/01/27	30,000	27,599
2.800% due 03/01/27	30,000	26,835
3.100% due 05/01/26	10,000	9,267
3.200% due 03/01/29	90,000	83,305
3.250% due 02/01/35	160,000	139,475
3.550% due 03/01/38	20,000	17,382
3.750% due 02/01/50	40,000	36,691
TTX Co 2.600% due 06/15/20 ~	550,000	548,388
Union Pacific Corp
2.150% due 02/05/27	50,000	49,100
2.400% due 02/05/30	50,000	48,978
3.750% due 02/05/70	70,000	73,581
United Technologies Corp
3.950% due 08/16/25	60,000	65,773
4.125% due 11/16/28	20,000	22,125
4.500% due 06/01/42	60,000	69,984
Waste Management Inc
3.200% due 06/15/26	30,000	31,291
3.450% due 06/15/29	20,000	21,452

	Principal Amount	Value
3.500% due 05/15/24	$20,000	$20,815
4.150% due 07/15/49	50,000	57,753
WRKCo Inc 4.650% due 03/15/26	1,000,000	1,068,151

		13,184,980

Technology - 2.2%

Activision Blizzard Inc 2.600% due 06/15/22	900,000	907,068
Apple Inc 2.450% due 08/04/26	80,000	84,017
Broadcom Corp
2.650% due 01/15/23	700,000	684,509
3.000% due 01/15/22	700,000	694,114
Broadcom Inc 3.125% due 10/15/22 ~	900,000	892,325
Dell International LLC
4.420% due 06/15/21 ~	1,000,000	1,011,064
5.450% due 06/15/23 ~	500,000	513,723
Hewlett Packard Enterprise Co 2.620% (USD LIBOR + 0.720%) due 10/05/21 §	600,000	565,144
Intel Corp
3.700% due 07/29/25	50,000	55,249
4.600% due 03/25/40	10,000	12,144
4.750% due 03/25/50	170,000	224,127
4.950% due 03/25/60	30,000	41,807
Microsoft Corp
3.300% due 02/06/27	200,000	222,475
3.450% due 08/08/36	20,000	22,933
3.950% due 08/08/56	30,000	37,638
NVIDIA Corp
2.850% due 04/01/30	30,000	31,220
3.500% due 04/01/40	70,000	74,628
3.500% due 04/01/50	140,000	153,274
3.700% due 04/01/60	30,000	32,602
NXP BV (Netherlands)
4.625% due 06/01/23 ~	700,000	721,360
4.875% due 03/01/24 ~	800,000	855,640
VMware Inc 2.950% due 08/21/22	500,000	501,863

		8,338,924

Utilities - 2.7%

Consolidated Edison Co of New York Inc
3.350% due 04/01/30	20,000	20,672
3.950% due 04/01/50	10,000	10,460
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	76,172
Duke Energy Corp
3.150% due 08/15/27	200,000	197,450
3.550% due 09/15/21	800,000	811,304
Duke Energy Ohio Inc 3.650% due 02/01/29	20,000	21,290
Emera US Finance LP (Canada) 2.700% due 06/15/21	800,000	809,412
Entergy Corp 5.125% due 09/15/20	400,000	399,940
FirstEnergy Corp
3.900% due 07/15/27	90,000	91,162
7.375% due 11/15/31	590,000	794,360
IPALCO Enterprises Inc 3.450% due 07/15/20	800,000	799,939
LG&E & KU Energy LLC 4.375% due 10/01/21	500,000	503,019
National Fuel Gas Co 4.900% due 12/01/21	2,000,000	1,959,969
NextEra Energy Capital Holdings Inc
2.399% (USD LIBOR + 0.720%) due 02/25/22 §	900,000	875,407
2.403% due 09/01/21	900,000	899,135
3.200% due 02/25/22	900,000	911,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Niagara Mohawk Power Corp 4.278% due 12/15/28 ~	$1,100,000	$1,180,859
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	215,115

		10,577,429

Total Corporate Bonds & Notes (Cost $192,718,112)		187,854,641

SENIOR LOAN NOTES - 1.7%

Communications - 0.3%

Altice France SA Term B-12 (France) 4.392% (USD LIBOR + 3.688%) due 01/31/26 §	243,453	226,412
Charter Communications Operating LLC Term B-1
2.740% (USD LIBOR + 1.750%) due 04/30/25 §	19,891	19,195
Term B-2 2.740% (USD LIBOR + 1.750%) due 02/01/27 §	158,933	153,635
CSC Holdings LLC Term B-5 3.112% (USD LIBOR + 2.500%) due 04/15/27 §	30,000	29,050
Diamond Sports Group LLC Term B
4.180% (USD LIBOR + 3.250%) due 08/24/26 § ±	29,850	23,432
iHeartCommunications Inc Term B
3.989% (USD LIBOR + 3.000%) due 05/01/26 §	59,675	51,112
Level 3 Financing Inc Term B
2.739% (USD LIBOR + 1.750%) due 03/01/27 §	53,972	51,004
Nexstar Broadcasting Inc Term B
4.331% (USD LIBOR + 2.750%) due 09/19/26 §	182,519	172,480
Sprint Communications Inc Term B
3.500% (USD LIBOR + 2.500%) due 02/03/24 §	59,692	59,468
Univision Communications Inc Term C-5
3.750% (USD LIBOR + 2.750%) due 03/15/24 §	139,353	119,147
Virgin Media Bristol LLC Term N
3.205% (USD LIBOR + 2.500%) due 01/31/28 § ¥	160,000	152,400
Ziggo Financing Partnership Term I (Netherlands)
3.205% (USD LIBOR + 2.500%) due 04/30/28 §	99,750	93,142

		1,150,477

Consumer, Cyclical - 0.4%

Alterra Mountain Co Term B
3.750% (USD LIBOR + 2.750%) due 07/31/24 §	78,990	70,827
American Airlines Inc Term B
2.705% (USD LIBOR + 2.000%) due 12/14/23 §	39,592	33,099
Boyd Gaming Corp Term B
2.934% (USD LIBOR + 2.250%) due 09/15/23 §	12,850	11,329
Caesars Resort Collection LLC Term B
3.739% (USD LIBOR + 2.750%) due 12/22/24 §	119,703	98,328
CEOC LLC Term B
2.989% (USD LIBOR + 2.000%) due 10/06/24 §	74,389	61,619
CityCenter Holdings LLC Term B
3.239% (USD LIBOR + 2.250%) due 04/18/24 §	91,648	81,223

	Principal Amount	Value
Clarios Global LP Term B 4.441% (USD LIBOR + 3.500%) due 04/30/26 §	$89,550	$82,386
Four Seasons Hotels Ltd Term B (Canada) 2.989% (USD LIBOR + 2.000%) due 11/30/23 §	59,564	54,799
Golden Nugget LLC Term B 3.584% (USD LIBOR + 2.500%) due 10/04/23 §	117,398	91,766
Hilton Worldwide Finance LLC Term B-2 2.697% (USD LIBOR + 1.750%) due 06/21/26 §	150,000	140,625
Michaels Stores Inc Term B 3.534% (USD LIBOR + 2.500%) due 01/28/23 § ±	106,200	89,739
Party City Holdings Inc 4.077% (USD LIBOR + 2.500%) due 08/19/22 §	39,170	20,212
PCI Gaming Authority Term B 3.489% (USD LIBOR + 2.500%) due 05/31/26 §	35,131	28,230
Restaurant Brands International Inc Term B (Canada) 2.739% (USD LIBOR + 1.750%) due 11/19/26 §	199,500	185,036
Scientific Games International Inc Term B-5 4.246% (USD LIBOR + 2.750%) due 08/14/24 §	184,177	149,643
Stars Group Holdings BV Term B (Canada) 4.950% (USD LIBOR + 3.500%) due 07/10/25 §	8,591	8,237
TKC Holdings Inc 4.750% (USD LIBOR + 3.750%) due 02/01/23 § ±	69,277	56,115
UFC Holdings LLC Term B 4.250% (USD LIBOR + 3.250%) due 04/29/26 § ±	118,871	106,390
Wynn Resorts Finance LLC Term A 2.740% (USD LIBOR + 1.750%) due 09/20/24 § ±	185,250	152,831

		1,522,434

Consumer, Non-Cyclical - 0.6%

Allied Universal Holdco LLC 5.239% (USD LIBOR + 4.250%) due 07/12/26 §	138,697	128,295
Bausch Health Americas Inc Term B 3.612% (USD LIBOR + 3.000%) due 06/01/25 §	44,595	42,736
Change Healthcare Holdings LLC Term B 3.498% (USD LIBOR + 2.500%) due 03/01/24 §	201,601	186,145
Elanco Animal Health Inc Term B due 02/04/27 ¥	150,000	143,906
Eyecare Partners LLC due 02/20/27 ¥	32,432	26,811
Froneri US Inc Term B (United Kingdom) 3.239% (USD LIBOR + 2.250%) due 01/31/27 §	60,000	57,600
Garda World Security Corp Term B (Canada) 6.390% (USD LIBOR + 4.750%) due 10/30/26 §	34,353	32,807
Global Medical Response Inc Term B 4.932% (USD LIBOR + 3.250%) due 04/28/22 §	303,918	281,124
Grifols Worldwide Operations USA Inc Term B (Spain) 2.684% (USD LIBOR + 2.000%) due 11/15/27 §	149,625	143,391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Jaguar Holding Co II 3.500% (USD LIBOR + 2.500%) due 08/18/22 §	$89,452	$86,247
LifePoint Health Inc Term B 4.739% (USD LIBOR + 3.750%) due 11/16/25 §	177,066	166,147
MPH Acquisition Holdings LLC Term B 4.200% (USD LIBOR + 2.750%) due 06/07/23 §	186,441	169,662
Option Care Health Inc 5.489% (USD LIBOR + 4.500%) due 08/06/26 § ±	79,800	67,830
Phoenix Guarantor Inc Term B 4.113% (USD LIBOR + 3.250%) due 03/05/26 §	101,056	92,971
Prime Security Services Borrower LLC Term B 4.606% (USD LIBOR + 3.250%) due 09/23/26 §	158,828	144,534
Reynolds Consumer Products LLC Term B 3.501% (USD LIBOR + 1.750%) due 02/04/27 §	66,204	62,853
Sotera Health Holdings LLC 5.500% (USD LIBOR + 4.500%) due 12/13/26 §	200,000	178,333
Trans Union LLC Term B-5 2.739% (USD LIBOR + 1.750%) due 11/13/26 §	48,433	46,697
VVC Holding Corp Term B 5.284% (USD LIBOR + 4.500%) due 02/11/26 §	178,299	167,602

		2,225,691

Diversified - 0.0%

First Eagle Holdings Inc Term B 3.950% (USD LIBOR + 2.500%) due 02/02/27 §	39,526	33,547

Financial - 0.2%

Asurion LLC
Term B-4 3.989% (USD LIBOR + 3.000%) due 08/04/22 §	125,827	117,019
Term B-7 3.989% (USD LIBOR + 3.000%) due 11/03/24 §	69,170	65,135
Citadel Securities LP Term B 3.739% (USD LIBOR + 2.750%) due 02/27/26 § ±	29,925	26,783
Deerfield Dakota Holding LLC Term B due 03/06/27 ¥ ±	130,000	111,800
Focus Financial Partners LLC Term B-3 2.989% (USD LIBOR + 2.000%) due 07/03/24 §	79,520	73,158
Jane Street Group LLC Term B 4.613% (USD LIBOR + 3.000%) due 01/07/25 §	49,424	44,482
RPI 2019 Intermediate Finance Trust Term B-1 2.739% (USD LIBOR + 1.750%) due 02/11/27 §	149,625	139,650
The Edelman Financial Center LLC Term B 4.179% (USD LIBOR + 3.250%) due 07/19/25 §	59,250	51,153
VFH Parent LLC 4.010% (USD LIBOR + 3.000%) due 03/01/26 §	39,747	36,832
VICI Properties 1 LLC Term B 2.674% (USD LIBOR + 1.750%) due 12/22/24 §	60,000	55,450

		721,462

	Principal Amount	Value
Industrial - 0.1%

APi Group DE Inc Term B 3.489% (USD LIBOR + 2.500%) due 10/01/26 §	$79,800	$73,416
Atlantic Aviation FBO Inc Term B 4.740% (USD LIBOR + 3.750%) due 12/06/25 §	19,750	18,664
Berry Global Inc Term W 2.863% (USD LIBOR + 2.000%) due 10/01/22 §	70,000	67,585
Genesee & Wyoming Inc 3.450% (USD LIBOR + 2.000%) due 12/30/26 §	140,000	135,625
GFL Environmental Inc Term B (Canada) 3.991% (USD LIBOR + 3.000%) due 05/31/25 §	15,906	15,518
Reynolds Group Holdings Inc Term B 3.739% (USD LIBOR + 2.750%) due 02/05/23 §	127,726	121,818

		432,626

Technology - 0.1%

Dcert Buyer Inc 4.989% (USD LIBOR + 4.000%) due 10/16/26 §	170,000	152,858
Dell International LLC Term B-1 2.990% (USD LIBOR + 2.000%) due 09/19/25 §	167,245	160,904
McAfee LLC Term B 4.691% (USD LIBOR + 3.750%) due 09/29/24 §	178,641	166,732

		480,494

Total Senior Loan Notes (Cost $7,232,478)		6,566,731

MORTGAGE-BACKED SECURITIES - 56.0%

Collateralized Mortgage Obligations - Commercial - 3.1%

Ashford Hospitality Trust 1.705% (USD LIBOR + 1.000%) due 05/15/35 § ~	600,000	477,093
BAMLL Re-REMIC Trust 5.825% due 08/10/45 § ~	1,624,540	659,596
BBCCRE Trust 4.563% due 08/10/33 § ~	320,000	279,456
BX Commercial Mortgage Trust 2.755% (USD LIBOR + 2.050%) due 11/15/35 § ~	98,000	87,932
Commercial Mortgage Trust 4.311% due 02/10/48 §	90,000	79,863
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	77,556	35,994
CSMC Trust
4.373% due 09/15/37 ~	830,000	617,213
4.764% due 12/15/21	430,000	398,539
DBGS Mortgage Trust 3.843% due 04/10/37 ~	900,000	918,449
DBUBS Mortgage Trust 5.335% due 08/10/44 § ~	260,000	255,727
Fannie Mae
2.444% due 09/25/29	800,000	856,053
3.273% due 01/25/29	140,000	158,409
3.450% due 01/01/29	150,000	170,685
3.555% due 09/25/28 §	310,000	360,037
3.610% due 02/25/31	70,000	81,309
3.700% due 01/25/36	100,000	117,820

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
FREMF Mortgage Trust 3.665% (USD LIBOR + 2.150%) due 01/25/26 § ~	$299,529	$259,114
Government National Mortgage Association 2.695% due 11/16/47 §	94,561	98,465
Government National Mortgage Association (IO)
0.403% due 01/16/53 §	9,969,221	226,173
0.547% due 04/16/47 §	3,527,600	108,224
GRACE Mortgage Trust 3.520% due 06/10/28 ~	600,000	603,222
GS Mortgage Securities Trust
2.005% (USD LIBOR + 1.300%) due 09/15/31 § ~	1,120,000	1,050,706
3.203% due 02/10/29 ~	400,000	399,234
5.622% due 11/10/39	93,803	71,722
JP Morgan Chase Commercial Mortgage Securities Trust
3.705% (USD LIBOR + 3.000%) due 01/16/37 § ~	380,000	308,450
4.705% (USD LIBOR + 4.000%) due 01/16/37 § ~	300,000	243,927
5.683% due 02/12/49 §	894,480	340,547
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	39,033	23,152
Morgan Stanley Bank of America Merrill Lynch Trust 3.040% due 04/15/48	1,000,000	1,025,263
Morgan Stanley Capital I Trust
3.402% due 07/13/29 § ~	600,000	595,682
3.446% due 07/13/29 § ~	700,000	695,263
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	175,781	174,701
Wells Fargo Commercial Mortgage Trust (IO) 1.247% due 03/15/50 §	4,653,771	324,724

		12,102,744

Collateralized Mortgage Obligations - Residential - 7.6%

Alternative Loan Trust
1.117% (USD LIBOR + 0.170%) due 07/25/46 §	151,272	157,766
1.157% (USD LIBOR + 0.210%) due 05/25/35 §	243,231	200,862
3.510% due 06/25/37 §	92,761	72,898
American Home Mortgage Investment Trust 6.700% due 06/25/36	1,360,683	400,524
Banc of America Funding Trust 4.411% due 05/25/35 §	15,046	14,184
BCAP LLC Trust
2.061% due 03/28/37 § ~	1,449,785	1,419,064
4.841% due 03/26/37 ~	34,976	34,004
Bear Stearns Adjustable Rate Mortgage Trust
4.220% due 08/25/33 §	20,088	18,797
4.252% due 01/25/35 §	289,248	249,734
4.317% due 10/25/36 §	5,251	4,837
Bear Stearns ALT-A Trust
3.775% due 11/25/36 §	47,145	35,545
3.882% due 05/25/35 §	15,567	14,089
Chase Mortgage Finance Trust
4.030% due 09/25/36 §	60,502	48,124
4.363% due 02/25/37 §	188,103	174,195
ChaseFlex Trust 1.097% (USD LIBOR + 0.150%) due 08/25/37 §	352,181	345,435
Chevy Chase Funding LLC 1.197% (USD LIBOR + 0.250%) due 08/25/35 § ~	14,730	13,446
2.134% due 05/25/35 § ~	719,717	512,669
Citigroup Mortgage Loan Trust Inc 4.550% (UST + 2.150%) due 09/25/35 §	7,337	6,832

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust 1.587% (USD LIBOR + 0.640%) due 03/25/35 §	$8,274	$7,144
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	45,513	33,954
Downey Saving & Loan Association Mortgage Loan Trust 0.930% (USD LIBOR + 0.180%) due 04/19/47 §	91,094	71,863
Eurosail-UK PLC (United Kingdom) 1.456% (GBP LIBOR + 0.950%) due 06/13/45 § ~	GBP 658,386	772,556
Fannie Mae 2.105% (USD LIBOR + 0.450%) due 09/25/46 §	$468,460	471,414
3.125% (US PRIME - 1.625%) due 11/25/23 §	49,589	49,726
5.500% due 04/25/35	369,148	447,130
Fannie Mae (IO)
4.000% due 03/25/43	348,763	42,843
4.000% due 04/25/43	1,350,788	139,003
5.053% (6.000% - USD LIBOR) due 11/25/45 §	1,535,988	325,332
5.153% (6.100% - USD LIBOR) due 09/25/46 §	438,369	81,361
5.153% (6.100% - USD LIBOR) due 09/25/46 §	518,330	102,097
Freddie Mac (IO)
3.500% due 04/15/43	415,614	43,426
4.000% due 04/15/43	283,576	16,625
5.395% (6.100% - USD LIBOR) due 08/15/44 §	248,091	51,191
Freddie Mac REMICS
3.000% due 08/15/48	295,043	305,243
8.000% due 04/15/30	62,899	75,346
Freddie Mac Structured Agency Credit Risk Debt Notes 4.777% (USD LIBOR + 3.150%) due 07/25/30 §	1,120,000	428,939
5.627% (USD LIBOR + 4.000%) due 08/25/24 §	327,733	314,588
GMACM Mortgage Loan Trust 6.000% due 12/25/35	641,062	589,298
Government National Mortgage Association 1.962% (USD LIBOR + 0.300%) due 05/20/68 §	404,310	397,571
2.262% (USD LIBOR + 0.600%) due 07/20/65 §	618,547	608,304
2.462% (USD LIBOR + 0.800%) due 06/20/66 §	716,417	709,865
2.462% (USD LIBOR + 0.800%) due 07/20/66 §	1,141,361	1,131,542
3.629% (USD LIBOR + 0.750%) due 04/20/67 §	700,918	700,211
4.943% due 09/20/66 §	842,698	914,527
Government National Mortgage Association (IO)
4.000% due 11/20/44	843,880	107,714
4.500% due 11/16/45	302,563	48,252
5.377% (6.150% - USD LIBOR) due 02/20/46 §	1,368,862	295,297
5.395% (6.100% - USD LIBOR) due 10/16/46 §	224,357	56,282
Great Hall Mortgages PLC (United Kingdom) 1.019% (USD LIBOR + 0.130%) due 06/18/39 § ~	253,112	236,933
GSR Mortgage Loan Trust
6.000% due 11/25/35	592,481	403,072
6.000% due 07/25/37	312,298	253,458

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
HarborView Mortgage Loan Trust 0.920% (USD LIBOR + 0.170%) due 12/19/36 §	$176,518	$144,534
1.107% (USD LIBOR + 0.160%) due 05/25/38 §	296,978	230,227
1.190% (USD LIBOR + 0.440%) due 05/19/35 §	245,410	228,958
4.104% due 08/19/36 §	123,276	102,349
4.216% due 02/25/36 §	47,364	24,134
Hawksmoor Mortgages (United Kingdom) 1.761% (SONIA + 1.050%) due 05/25/53 § ~	GBP 3,142,552	3,742,388
JP Morgan Mortgage Trust
3.500% due 10/25/48 § ~	$402,652	416,458
3.500% due 10/25/48 § ~	1,312,188	1,345,263
4.067% due 07/25/35 §	26,167	25,482
5.750% due 01/25/36	14,437	9,785
Ludgate Funding PLC (United Kingdom) 0.956% (GBP LIBOR + 0.160%) due 01/01/61 § ~	GBP 457,680	492,677
Merrill Lynch Mortgage Investors Trust 3.871% due 11/25/35 §	$301,008	269,551
Morgan Stanley Resecuritization Trust 2.855% (US FED + 0.710%) due 12/27/46 § ~	1,665,944	1,171,550
New Residential Mortgage Loan Trust 2.492% due 09/25/59 § ~	349,499	346,516
Nomura Resecuritization Trust 7.129% due 06/26/35 § ~	1,850,129	1,804,022
RBSSP Resecuritization Trust 3.800% due 12/25/35 § ~	56,025	55,306
Reperforming Loan REMIC Trust 1.287% (USD LIBOR + 0.340%) due 06/25/35 § ~	28,441	25,680
1.287% (USD LIBOR + 0.340%) due 01/25/36 § ~	167,681	154,067
Ripon Mortgages PLC (United Kingdom) 1.551% (GBP LIBOR + 0.800%) due 08/20/56 § ~	GBP 705,484	854,079
Silverstone Master Issuer PLC (United Kingdom) 2.389% (USD LIBOR + 0.570%) due 01/21/70 § ~	$774,000	766,275
Towd Point Mortgage Funding (United Kingdom) 1.611% (SONIA + 0.900%) due 07/20/45 § ~	GBP 1,451,265	1,749,298
Towd Point Mortgage Funding PLC (United Kingdom) 1.724% (GBP LIBOR + 1.025%) due 10/20/51 § ~	1,256,495	1,513,761
WaMu Mortgage Pass-Through Certificates Trust 3.655% due 02/25/37 §	$138,702	112,744

		29,540,216

Fannie Mae - 19.9%

2.310% due 08/01/22	494,243	507,717
2.500% due 06/01/50	12,500,000	12,901,445
2.520% due 10/01/29	20,000	21,644
2.740% due 08/01/29	100,000	110,187
2.765% due 08/01/31	100,000	110,972
2.770% due 08/01/31	100,000	111,019
2.790% due 08/01/29	100,000	110,949
2.810% due 04/01/25 - 08/01/31	130,000	144,005
2.850% due 08/01/31	100,000	111,833
3.000% due 09/01/21 - 03/01/50	3,512,228	3,701,784
3.000% due 03/01/50 ±	100,000	105,944
3.000% due 05/01/50	30,400,000	31,835,607
3.160% due 05/01/29	39,582	44,618
3.160% due 06/01/29	4,200,000	4,769,397
3.240% due 05/01/29	80,000	91,167
3.253% (US FED + 1.200%) due 10/01/44 §	10,036	9,887

	Principal Amount	Value
3.260% due 05/01/29	$30,000	$34,163
3.350% due 05/01/29	10,000	11,468
3.500% due 09/01/42 - 03/01/50	2,627,925	2,801,563
3.500% due 05/01/50	5,600,000	5,923,204
3.579% (USD LIBOR + 1.512%) due 11/01/32 §	29,052	29,258
3.640% due 11/01/28	100,000	115,378
3.737% (USD LIBOR + 1.737%) due 12/01/35 §	4,745	4,793
4.000% due 06/01/25 - 06/01/57	3,463,856	3,710,264
4.119% (UST + 2.043%) due 09/01/35 §	23,424	23,862
4.146% (US FED + 1.927%) due 12/01/36 §	1,954	2,012
4.349% (UST + 2.360%) due 11/01/34 §	24,792	25,268
4.500% due 06/01/24 - 09/01/57	6,147,374	6,641,618
5.000% due 02/01/35 - 05/01/50	1,339,526	1,448,812
5.500% due 07/01/21 - 08/01/39	1,144,586	1,276,614
6.000% due 02/01/33 - 06/01/40	181,788	208,990

		76,945,442

Freddie Mac - 3.3%

3.000% due 10/01/46 - 03/01/50	3,236,953	3,415,764
3.500% due 10/01/42 - 03/01/50	1,527,436	1,627,210
3.751% (USD LIBOR + 1.345%) due 09/01/35 §	4,559	4,555
4.000% due 10/01/46 - 02/01/50	5,004,474	5,369,097
4.152% (USD LIBOR + 1.870%) due 09/01/35 §	14,701	14,856
4.500% due 11/01/44 - 09/01/48	582,801	630,194
4.500% due 04/01/50 ±	100,000	108,079
4.579% (USD LIBOR + 1.724%) due 06/01/35 §	42,824	43,298
4.689% (UST + 2.250%) due 11/01/31 §	1,937	1,960
4.763% (UST + 2.250%) due 04/01/32 §	9,931	10,032
5.000% due 08/01/48 - 01/01/49	918,733	994,319
5.500% due 03/01/23 - 05/01/40	479,811	544,127
6.000% due 03/01/23	6,430	7,126

		12,770,617

Government National Mortgage Association - 22.1%

3.000% due 09/15/42 - 05/20/50	1,023,869	1,086,320
3.500% due 03/20/45 - 02/20/49	907,607	968,483
3.500% due 05/20/50	7,500,000	7,897,467
4.000% due 06/20/47 - 04/20/48	754,137	810,920
4.000% due 04/20/50	7,200,000	7,649,845
4.000% due 05/20/50	37,700,000	40,090,784
4.500% due 06/20/48 - 04/20/49	2,163,955	2,309,610
4.500% due 05/20/50	14,100,000	14,970,785
5.000% due 10/15/38 - 02/20/49	2,641,991	2,836,728
5.000% due 05/20/50	6,400,000	6,816,000

		85,436,942

Total Mortgage-Backed Securities (Cost $217,948,021)		216,795,961

ASSET-BACKED SECURITIES - 5.2%

Applebee’s Funding LLC 4.194% due 06/07/49 ~	270,000	245,902
Argent Securities Inc 1.767% (USD LIBOR + 0.820%) due 02/25/34 §	598,687	526,204
2.072% (USD LIBOR + 1.125%) due 11/25/34 §	469,638	430,566
Asset-Backed Funding Certificates Trust 1.647% (USD LIBOR + 0.700%) due 06/25/34 §	51,736	47,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Basic Asset Backed Securities Trust 1.257% (USD LIBOR + 0.310%) due 04/25/36 §	$358,528	$348,564
Bear Stearns Asset Backed Securities I Trust 1.147% (USD LIBOR + 0.200%) due 12/25/36 §	151,402	150,478
1.867% (USD LIBOR + 0.240%) due 12/25/36 §	1,226,713	841,477
1.952% (USD LIBOR + 1.005%) due 06/25/35 §	264,326	245,936
Chesapeake Funding II LLC (Canada) 1.075% (USD LIBOR + 0.370%) due 08/15/30 § ~	386,066	378,924
3.230% due 08/15/30 ~	386,066	387,183
Citigroup Mortgage Loan Trust 1.117% (USD LIBOR + 0.170%) due 05/25/37 §	69,086	68,539
1.397% (USD LIBOR + 0.450%) due 11/25/45 § ~	328,606	321,595
CLNC Ltd (Cayman) 2.000% (USD LIBOR + 1.250%) due 08/20/35 § ~	900,000	838,632
Community Funding CLO (Cayman) 5.750% due 11/01/27 ~	649,859	659,688
Countrywide Asset-Backed Certificates 1.087% (USD LIBOR + 0.140%) due 07/25/37 §	329,915	267,193
1.347% (USD LIBOR + 0.400%) due 06/25/36 §	500,000	468,434
Credit Acceptance Auto Loan Trust 3.470% due 05/17/27 ~	600,000	595,442
Dividend Solar Loans LLC 3.670% due 08/22/39 ~	292,997	277,731
Evergreen Credit Card Trust (Canada) 1.900% due 09/15/24 ~	1,100,000	1,087,811
First Franklin Mortgage Loan Trust 1.607% (USD LIBOR + 0.660%) due 05/25/36 §	186,889	185,960
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	200,000	223,658
Gallatin CLO (Cayman) 2.869% (USD LIBOR + 1.050%) due 01/21/28 § ~	500,000	487,636
GM Financial Consumer Automobile Receivables Trust 2.740% due 07/16/21	22,887	22,893
GSAA Home Equity Trust 1.047% (USD LIBOR + 0.100%) due 03/25/37 §	444,926	152,964
6.000% due 08/25/47	331,122	302,067
Home Equity Asset Trust 1.847% (USD LIBOR + 0.900%) due 11/25/34 §	318,652	313,915
LoanCore Issuer Ltd (Cayman) 1.835% (USD LIBOR + 1.130%) due 05/15/28 § ~	500,000	411,803
Long Beach Mortgage Loan Trust 1.247% (USD LIBOR + 0.300%) due 02/25/36 §	1,012,858	842,058
Mastr Asset Backed Securities Trust 1.167% (USD LIBOR + 0.220%) due 10/25/36 §	654,046	255,398
Merrill Lynch Mortgage Investors Trust 1.947% (USD LIBOR + 0.160%) due 04/25/37 §	393,269	208,468
Monarch Grove CLO (Cayman) 2.674% (USD LIBOR + 0.880%) due 01/25/28 § ~	500,000	484,954

	Principal Amount	Value
Morgan Stanley Home Equity Loan Trust 1.047% (USD LIBOR + 0.100%) due 12/25/36 §	$984,502	$499,309
1.087% (USD LIBOR + 0.140%) due 12/25/36 §	777,111	396,713
Mountain View CLO Ltd (Cayman) 2.631% (USD LIBOR + 0.800%) due 10/15/26 § ~	395,281	391,181
Navient Student Loan Trust 2.097% (USD LIBOR + 1.150%) due 07/26/66 § ~	150,000	137,930
3.430% due 12/15/59 ~	449,581	450,990
Option One Mortgage Loan Trust 1.077% (USD LIBOR + 0.130%) due 07/25/37 §	933,324	643,214
SBA Small Business Investment Cos 3.548% due 09/10/28	248,695	265,559
Securitized Asset-Backed Receivables LLC Trust 1.077% (USD LIBOR + 0.130%) due 05/25/37 §	74,841	56,964
1.087% (USD LIBOR + 0.140%) due 05/25/36 §	174,637	98,437
SMB Private Education Loan Trust 2.205% (USD LIBOR + 1.500%) due 04/15/32 § ~	550,000	551,208
Sofi Professional Loan Program Trust 2.640% due 08/25/47 ~	127,328	126,642
Structured Asset Investment Loan Trust 1.682% (USD LIBOR + 0.735%) due 08/25/35 §	148,931	148,911
Structured Asset Securities Corp Mortgage Loan Trust 1.397% (USD LIBOR + 0.450%) due 05/25/37 § ~	1,000,000	898,078
STWD Ltd (Cayman) 1.785% (USD LIBOR + 1.080%) due 07/15/38 § ~	900,000	824,177
TRTX Issuer Ltd (Cayman) 1.950% (USD LIBOR + 1.150%) due 10/15/34 § ~	900,000	840,495
United States Small Business Administration 2.690% due 07/01/44	59,081	60,991
2.980% due 04/01/39	58,329	60,912
Venture XII CLO Ltd (Cayman) 2.413% (USD LIBOR + 0.800%) due 02/28/26 § ~	449,194	436,761
Venture XVI CLO Ltd (Cayman) 2.681% (USD LIBOR + 0.850%) due 01/15/28 § ~	700,000	683,817
Westlake Automobile Receivables Trust 2.980% due 01/18/22 ~	144,289	144,129
Zais CLO 1 Ltd (Cayman) 2.981% (USD LIBOR + 1.150%) due 04/15/28 § ~	500,000	487,405

Total Asset-Backed Securities (Cost $19,866,887)		20,283,348

U.S. TREASURY OBLIGATIONS - 31.4%

U.S. Treasury Bonds - 11.7%

2.000% due 02/15/50	1,400,000	1,626,816
2.875% due 05/15/43 ‡	4,700,000	6,194,820
2.875% due 08/15/45	1,300,000	1,738,598
3.000% due 05/15/42	1,800,000	2,417,062
3.000% due 08/15/48	300,000	417,211
3.125% due 02/15/43	3,500,000	4,787,891
3.125% due 08/15/44	1,800,000	2,481,961
3.375% due 05/15/44	900,000	1,286,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
3.625% due 08/15/43	$11,800,000	$17,403,156
3.625% due 02/15/44 ‡	1,538,000	2,276,120
3.750% due 11/15/43	1,500,000	2,255,859
4.250% due 05/15/39	200,000	310,977
4.375% due 05/15/40	1,000,000	1,590,312
4.625% due 02/15/40	400,000	653,453

		45,441,166

U.S. Treasury Inflation Protected Securities - 6.2%

0.125% due 07/15/26 ^	860,976	869,335
0.250% due 07/15/29 ^	1,210,212	1,258,116
0.250% due 02/15/50 ^	110,375	113,963
0.375% due 07/15/23 ^	2,549,573	2,565,175
0.375% due 01/15/27 ^	2,349,468	2,406,833
0.625% due 01/15/26 ^	2,497,064	2,580,584
0.750% due 07/15/28 ^	3,329,780	3,565,823
0.750% due 02/15/42 ^	833,412	934,088
0.750% due 02/15/45 ^	328,650	376,028
0.875% due 01/15/29 ^	919,494	1,000,174
0.875% due 02/15/47 ^	1,175,548	1,400,414
1.000% due 02/15/46 ^	903,654	1,098,916
1.000% due 02/15/48 ^	1,150,743	1,418,750
1.000% due 02/15/49 ^	1,281,475	1,595,441
1.375% due 02/15/44 ^ ‡	2,136,298	2,743,019

		23,926,659

U.S. Treasury Notes - 13.5%

1.750% due 06/30/24	1,900,000	2,012,516
1.750% due 12/31/24 ‡	69,000	73,488
1.875% due 07/31/22 ‡	1,700,000	1,763,551
1.875% due 08/31/22	4,000,000	4,156,719
2.000% due 10/31/22	1,000,000	1,044,844
2.125% due 09/30/24	2,100,000	2,265,703
2.250% due 01/31/24	2,000,000	2,147,344
2.250% due 02/15/27	600,000	669,586
2.250% due 08/15/27 ‡	300,000	336,820
2.625% due 02/15/29	2,000,000	2,339,062
2.750% due 05/31/23	2,000,000	2,155,156
2.750% due 02/15/24	400,000	437,438
2.875% due 10/31/23 ‡	30,000,000	32,724,609

		52,126,836

Total U.S. Treasury Obligations (Cost $109,250,098)		121,494,661

FOREIGN GOVERNMENT BONDS & NOTES - 5.9%

Abu Dhabi Government International Bond (United Arab Emirates) 3.125% due 09/30/49 ~	230,000	215,050
Argentina Treasury Bond (Argentina) 1.000% due 08/05/21 ^ Ω	ARS 8,704,755	63,618
Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21 Ω	4,750,000	32,073
Argentine Republic Government International (Argentina) 3.750% due 12/31/38	$250,000	75,829
5.625% due 01/26/22	430,000	126,850
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/21	BRL 3,538,000	713,856
10.000% due 01/01/23	940,000	201,865
Brazilian Government International (Brazil) 4.625% due 01/13/28	$270,000	288,630
5.625% due 01/07/41	120,000	123,121
5.625% due 02/21/47	200,000	207,202
China Government (China) 3.310% due 11/30/25 ~	CNY 3,000,000	439,762
3.380% due 11/21/24 ~	500,000	73,086
3.390% due 05/21/25 ~	1,000,000	146,661
Colombia Government (Colombia) 5.625% due 02/26/44	$200,000	221,561

	Principal Amount	Value
Egypt Government International Bond (Egypt) 5.577% due 02/21/23 ~	$200,000	$185,939
Indonesia Government (Indonesia) 3.500% due 01/11/28	200,000	198,168
4.875% due 05/05/21 ~	300,000	303,774
Indonesia Treasury (Indonesia) 7.000% due 05/15/27	IDR 7,665,000,000	448,185
7.500% due 06/15/35	1,622,000,000	93,415
Israel Government International Bond (Israel) 4.125% due 01/17/48	$600,000	645,310
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	700,000	725,998
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 291,316,862	2,710,649
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	$270,000	281,423
Mexican Bonos (Mexico)
7.750% due 11/13/42	MXN 34,520,000	1,423,232
8.000% due 11/07/47	13,110,000	552,375
8.500% due 05/31/29	6,780,000	308,746
Peru Government Bond (Peru) 6.150% due 08/12/32 ~	PEN 3,000,000	940,798
Peruvian Government International (Peru)
5.625% due 11/18/50	$30,000	45,009
5.940% due 02/12/29 ~	PEN 1,300,000	409,626
6.550% due 03/14/37	$50,000	72,078
Province of Ontario (Canada) 3.150% due 06/02/22	CAD 900,000	669,439
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	605,069
Qatar Government International Bond (Qatar)
4.500% due 04/23/28 ~	1,000,000	1,098,146
4.817% due 03/14/49 ~	300,000	354,797
Republic of Poland Government International (Poland) 4.000% due 01/22/24	170,000	185,632
Russian Federal (Russia)
6.900% due 05/23/29	RUB 13,110,000	170,260
7.000% due 08/16/23	26,040,000	337,466
7.050% due 01/19/28	48,792,000	638,505
7.250% due 05/10/34	5,970,000	79,477
7.650% due 04/10/30	26,100,000	356,059
7.700% due 03/16/39	15,630,000	217,069
Spain Government (Spain)
0.600% due 10/31/29 ~	EUR 2,100,000	2,310,394
1.850% due 07/30/35 ~	1,900,000	2,339,139
Tokyo Metropolitan Government (Japan) 2.500% due 06/08/22 ~	$1,000,000	1,037,845

Total Foreign Government Bonds & Notes (Cost $25,314,132)		22,673,186

MUNICIPAL BONDS - 0.4%

City of Chicago IL ‘B’ 5.630% due 01/01/22	185,000	189,795
The University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,323,049

Total Municipal Bonds (Cost $1,483,884)		1,512,844

	Shares
SHORT-TERM INVESTMENTS - 1.0%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,457,477	3,457,477

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
U. S. Government Agency Issue - 0.1%

Federal Home Loan Bank 0.130% (SOFR + 0.120%) due 10/07/20 §	$370,000	$369,764

Total Short-Term Investments (Cost $3,827,477)		3,827,241

TOTAL INVESTMENTS - 150.2% (Cost $577,641,089)		581,008,613

TOTAL SECURITIES SOLD SHORT - (2.5%) (PROCEEDS $9,749,238)		(9,829,190)

DERIVATIVES - (0.3%)		(1,117,825)

OTHER ASSETS & LIABILITIES, NET - (47.4%)		(183,228,600)

NET ASSETS - 100.0%		$386,832,998

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	56.0%
Corporate Bonds & Notes	48.6%
U.S. Treasury Obligations	31.4%
Foreign Government Bonds & Notes	5.9%
Asset-Backed Securities	5.2%
Others (each less than 3.0%)	3.1%

	150.2%
Securities Sold Short	(2.5%	)
Derivatives	(0.3%	)
Other Assets & Liabilities, Net	(47.4%	)

	100.0%

(b)

Investments with a total aggregate value of $95,691 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)

As of March 31, 2020, investments with a total aggregate value of $9,040,640 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(d)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Eyecare Partners LLC	$7,558	$6,256	($1,302)

(e)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended March 31, 2020 was $3,350,268 at a weighted average interest rate of 2.011%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2020 was $48,635,912 at a weighted average interest rate of 1.659%.

(f)	A reverse repurchase agreement outstanding as of March 31, 2020 was as follows:

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BOA	U S Treasury Bond 2.875% due 05/15/43	0.960%	03/27/20	04/15/20	($6,183,631)	$6,180,500	($6,180,500)

(g)	Securities sold short outstanding as of March 31, 2020 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (2.5%)

Fannie Mae
2.500% due 05/13/50	$2,000,000	($2,069,468)
4.500% due 04/15/50	4,500,000	(4,843,828)
5.000% due 04/15/50	2,700,000	(2,915,894)

Total Securities Sold Short
(Proceeds $9,749,238)		($9,829,190)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(h)	Open futures contracts outstanding as of March 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30-Day U.S. Fed Funds	04/20	37	$15,217,954	$15,406,722	$188,768
AUD FX	06/20	43	2,766,649	2,641,490	(125,159)
CAD FX	06/20	35	2,567,543	2,486,575	(80,968)
EUR FX	06/20	9	1,292,585	1,243,069	(49,516)
Euro-Bobl	06/20	7	1,050,511	1,043,862	(6,649)
Euro-BTP	06/20	142	23,100,233	22,146,487	(953,746)
Euro-Bund	06/20	2	382,554	380,523	(2,031)
Euro-Buxl	06/20	9	2,162,511	2,083,490	(79,021)
Eurodollar	06/20	189	46,882,110	47,001,938	119,828
Eurodollar	12/20	52	12,805,656	12,955,800	150,144
Eurodollar	03/21	1	246,627	249,287	2,660
Euro-OAT	06/20	6	1,133,271	1,106,496	(26,775)
JPY FX	06/20	3	358,661	349,481	(9,180)
MXN FX	06/20	16	339,240	335,280	(3,960)
RUB FX	06/20	13	477,982	409,987	(67,995)
Short Euro-BTP	06/20	37	4,609,447	4,552,465	(56,982)
U.S. Treasury 2-Year Notes	06/20	82	17,889,275	18,071,391	182,116
U.S. Treasury 5-Year Notes	06/20	1,180	143,592,623	147,924,068	4,331,445
U.S. Treasury Long Bonds	06/20	247	41,227,269	44,228,438	3,001,169
U.S. Ultra Long Bonds	06/20	5	1,014,227	1,109,375	95,148

					6,609,296

Short Futures Outstanding
Australia 10-Year Bonds	06/20	7	647,853	648,486	(633)
Euribor	09/20	7	1,942,227	1,937,796	4,431
Euribor	12/20	7	1,940,973	1,938,086	2,887
Euro-Bobl	06/20	63	9,453,755	9,394,761	58,994
Euro-Bund	06/20	65	12,385,543	12,366,990	18,553
Euro-Buxl	06/20	6	1,421,785	1,388,993	32,792
Eurodollar	06/21	72	17,748,974	17,947,800	(198,826)
Eurodollar	12/21	83	20,577,576	20,682,563	(104,987)
Euro-Schatz	06/20	21	2,596,664	2,598,423	(1,759)
GBP FX	06/20	2	157,708	155,700	2,008
Japan 10-Year Bonds	06/20	3	4,336,085	4,256,777	79,308
Long Gilt	06/20	25	4,164,733	4,229,030	(64,297)
U.S. Treasury 10-Year Notes	06/20	529	70,781,625	73,365,687	(2,584,062)
U.S. Treasury Long Bonds	06/20	75	12,430,518	13,429,688	(999,170)

					(3,754,761)

Total Futures Contracts					$2,854,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(i)	Forward foreign currency contracts outstanding as of March 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,368,000	USD	909,144	04/20	BRC	$—	($67,676)
AUD	746,000	USD	459,682	04/20	JPM	—	(811)
BRL	9,178,542	USD	2,241,641	04/20	CIT	—	(477,281)
CAD	1,650,762	USD	1,271,637	04/20	CIT	—	(98,387)
CAD	978,000	USD	729,775	04/20	SCB	—	(34,810)
CAD	973,824	USD	725,863	04/20	UBS	—	(33,865)
CNY	23,561	USD	3,385	04/20	JPM	—	(62)
EUR	1,287,000	USD	1,379,646	04/20	BRC	39,904	—
EUR	2,086,090	USD	2,313,764	04/20	CIT	—	(10,866)
EUR	3,705,000	USD	4,110,248	04/20	JPM	—	(23,665)
EUR	2,628,000	USD	2,975,186	04/20	SCB	—	(76,524)
EUR	1,026,000	USD	1,129,101	04/20	UBS	2,568	—
EUR	13,750,000	USD	15,228,125	06/20	GSC	—	(18,099)
GBP	1,528,456	USD	2,006,922	04/20	CIT	—	(107,670)
GBP	1,900,000	USD	2,423,667	05/20	BRC	—	(61,499)
GBP	4,242,000	USD	5,186,969	05/20	JPM	86,882	—
IDR	19,938,229,759	USD	1,417,074	04/20	BRC	—	(196,824)
INR	103,090,302	USD	1,416,338	04/20	BRC	—	(59,318)
JPY	728,800,000	USD	6,676,361	05/20	JPM	115,999	—
MXN	24,995,293	USD	1,269,829	04/20	CIT	—	(218,912)
MXN	7,634,000	USD	389,162	05/20	RBS	—	(69,061)
MXN	75,000,000	USD	3,161,889	06/20	CIT	—	(36,585)
PEN	1,722,411	USD	487,866	05/20	JPM	12,725	—
RUB	41,170,000	USD	522,774	04/20	JPM	2,050	—
TWD	807,700	USD	27,109	04/20	JPM	—	(333)
USD	159,949	AUD	230,000	04/20	CIT	18,461	—
USD	2,960,664	AUD	4,377,122	04/20	JPM	268,134	—
USD	1,175,792	AUD	1,798,000	04/20	SCB	69,828	—
USD	555,727	BRL	2,342,000	04/20	BNP	105,718	—
USD	1,149,938	BRL	5,945,333	04/20	GSC	7,087	—
USD	194,844	BRL	820,000	04/20	JPM	37,294	—
USD	2,317,281	CAD	3,103,029	04/20	UBS	112,273	—
USD	1,668,411	CNH	11,614,807	04/20	BNP	31,257	—
USD	14,410,745	EUR	12,900,900	04/20	BNP	172,367	—
USD	294,085	EUR	267,000	04/20	CIT	—	(596)
USD	3,077,389	EUR	2,751,228	04/20	CIT	40,932	—
USD	106,759	EUR	100,000	04/20	GSC	—	(3,608)
USD	1,055,045	EUR	930,000	04/20	JPM	29,205	—
USD	18,086,018	EUR	16,432,000	04/20	SCB	—	(38,337)
USD	3,632,876	EUR	3,284,000	04/20	UBS	10,652	—
USD	261,317	EUR	238,000	05/20	JPM	—	(1,536)
USD	13,090,256	EUR	11,915,000	05/20	SCB	—	(69,425)
USD	320,594	GBP	250,000	04/20	CIT	9,945	—
USD	8,191,317	GBP	6,345,000	05/20	BRC	302,919	—
USD	12,015,395	GBP	9,318,000	05/20	JPM	430,826	—
USD	346,995	GBP	265,000	05/20	UBS	17,535	—
USD	12,039	INR	910,000	04/20	CIT	61	—
USD	1,005,992	INR	76,260,000	04/20	JPM	2,151	—
USD	3,451,558	JPY	376,392,363	04/20	CIT	—	(52,178)
USD	84,417	JPY	9,000,000	04/20	JPM	638	—
USD	994,040	JPY	108,700,000	05/20	BRC	—	(19,036)
USD	189,099	JPY	20,800,000	05/20	JPM	—	(4,755)
USD	1,350,819	JPY	148,600,000	05/20	SCB	—	(34,122)
USD	4,286,536	JPY	475,000,000	05/20	UBS	—	(140,428)
USD	1,120,389	MXN	27,218,748	04/20	CIT	—	(24,013)
USD	3,581,555	MXN	68,150,907	04/20	CIT	716,178	—
USD	324,822	MXN	7,404,000	04/20	HSB	13,334	—
USD	875,063	MXN	17,440,000	06/20	MSC	146,941	—
USD	1,664,844	PHP	85,401,489	04/20	JPM	—	(7,031)
USD	574,594	RUB	35,631,741	04/20	CIT	120,371	—

Total Forward Foreign Currency Contracts						$2,924,235	($1,987,313)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(j)	Purchased options outstanding as of March 31, 2020 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus USD	$1.09	04/15/20	CIT	$410,000	$3,235	$1,591
Call - EUR versus USD	1.08	04/24/20	CIT	2,270,000	18,228	10,107
Call - EUR versus USD	1.11	04/27/20	CIT	1,120,000	10,164	14,180

					31,627	25,878

Put - BRL versus USD	BRL 4.13	04/22/20	JPM	540,000	6,091	1
Put - BRL versus USD	4.14	04/20/20	BNP	1,590,000	17,688	1
Put - MXN versus USD	MXN 19.32	06/02/20	MSC	1,670,000	18,637	1,659

					42,416	1,661

Total Foreign Currency Options					$74,043	$27,539

Credit Default Swaptions on Credit Indices - Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - CDX IG 33 5Y	4.000%	04/15/20	BNP	$15,000,000	$5,250	$17
Put - CDX IG 34 5Y	4.100%	04/15/20	BNP	2,000,000	900	1

					$6,150	$18

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	6-Month USD-LIBOR	1.880%	07/30/20	MSC	$120,000	$3,255	$451
Put - 30-Year Interest Rate Swap	Receive	6-Month USD-LIBOR	1.880%	07/30/20	MSC	370,000	9,632	1,389
Put - 30-Year Interest Rate Swap	Receive	6-Month USD-LIBOR	1.923%	07/30/20	MSC	390,000	8,982	1,292
Put - 30-Year Interest Rate Swap	Receive	6-Month USD-LIBOR	1.913%	08/19/20	MSC	540,000	11,610	2,274

							$33,479	$5,406

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - EUR-FX (04/20)	$1.10	04/03/20	CME	1	$137,500	$752	$1,000
Call - EUR-FX (04/20)	1.11	04/03/20	CME	1	138,750	728	375
Call - AUD-FX (04/20)	67.50	04/03/20	CME	1	67,500	683	10
Call - U.S. Treasury 10-Year Notes (05/20)	151.50	04/24/20	CME	22	3,333,000	1,132	687
Call - U.S. Treasury 10-Year Notes (05/20)	152.00	04/24/20	CME	50	7,600,000	2,368	781
Call - U.S. Treasury 10-Year Notes (05/20)	161.00	04/24/20	CME	105	16,905,000	3,463	1,641
Call - U.S. Treasury 10-Year Notes (05/20)	162.00	04/24/20	CME	3	486,000	99	47
Call - U.S. Treasury 10-Year Notes (05/20)	164.00	04/24/20	CME	230	37,720,000	7,585	3,594
Call - Euro-Bund (05/20)	EUR 188.00	04/24/20	EUX	66	EUR 12,408,000	2,271	1,456
Call - Euro-Schatz (05/20)	113.50	05/22/20	EUX	2	227,000	12	44
Call - U.S. Treasury 30-Year Bonds (06/20)	$196.00	05/22/20	CME	76	$14,896,000	654	46,312

						19,747	55,947

Put - U.S. Treasury 2-Year Notes (05/20)	107.00	04/24/20	CME	20	4,280,000	660	—
Put - U.S. Treasury 2-Year Notes (05/20)	108.63	04/24/20	CME	11	2,389,750	363	172
Put - U.S. Treasury 5-Year Notes (05/20)	112.00	04/24/20	CME	300	33,600,000	5,206	7,031
Put - U.S. Treasury 5-Year Notes (05/20)	114.00	04/24/20	CME	11	1,254,000	277	258
Put - U.S. Treasury 5-Year Notes (05/20)	115.00	04/24/20	CME	16	1,840,000	403	375
Put - U.S. Treasury 5-Year Notes (05/20)	116.00	04/24/20	CME	41	4,756,000	1,032	961
Put - U.S. Treasury 5-Year Notes (05/20)	117.00	04/24/20	CME	11	1,287,000	277	344
Put - U.S. Treasury 5-Year Notes (05/20)	118.00	04/24/20	CME	49	5,782,000	1,233	1,531
Put - U.S. Treasury 5-Year Notes (05/20)	118.50	04/24/20	CME	34	4,029,000	590	1,062
Put - U.S. Treasury 2-Year Notes (06/20)	106.50	05/22/20	CME	125	26,625,000	2,169	—
Put - U.S. Treasury 5-Year Notes (06/20)	113.00	05/22/20	CME	255	28,815,000	2,195	9,961
Put - U.S. Treasury 5-Year Notes (06/20)	114.75	05/22/20	CME	1,000	114,750,000	17,355	46,875
Put - U.S. Treasury 5-Year Notes (05/20)	118.00	05/22/20	CME	8	944,000	201	500
Put - U.S. Treasury 10-Year Notes (06/20)	118.00	05/22/20	CME	19	2,242,000	163	891
Put - U.S. Treasury 5-Year Notes (06/20)	119.00	05/22/20	CME	15	1,785,000	378	1,055
Put - U.S. Treasury 10-Year Notes (06/20)	119.50	05/22/20	CME	5	597,500	43	234
Put - U.S. Treasury 30-Year Bonds (06/20)	140.00	05/22/20	CME	271	37,940,000	8,938	29,641

						41,483	100,891

Total Options on Futures						$61,230	$156,838

Total Purchased Options						$174,902	$189,801

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(k)	Premiums received and value of written options outstanding as of March 31, 2020 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - MXN versus USD	MXN 20.94	06/02/20	MSC	$1,670,000	$18,637	($209,670)

Put - MXN versus USD	24.15	04/23/20	MSC	546,837	10,850	(26,806)

Total Foreign Currency Options					$29,487	($236,476)

Credit Default Swaptions on Credit Indices - Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 33 5Y	0.850%	06/17/20	DUB	$300,000	$345	($4,826)
Put - CDX IG 33 5Y	0.850%	06/17/20	MSC	500,000	645	(8,043)

					$990	($12,869)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	$600,000	$7,740	$—

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.615%	06/05/20	MSC	$2,910,000	$8,803	($261)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.733%	06/05/20	MSC	2,910,000	24,080	(4,322)
Put - 5-Year Interest Rate Swap	Pay	6-Month USD-LIBOR	1.550%	07/30/20	MSC	2,680,000	12,562	(97)
Put - 5-Year Interest Rate Swap	Pay	6-Month USD-LIBOR	1.600%	07/30/20	MSC	1,940,000	8,936	(54)
Put - 5-Year Interest Rate Swap	Pay	6-Month USD-LIBOR	1.600%	08/19/20	MSC	2,720,000	11,696	(122)

							$66,077	($4,856)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 5-Year Notes (05/20)	$125.00	04/24/20	CME	8	$1,000,000	$2,705	($5,000)
Call - U.S. Treasury 5-Year Notes (05/20)	125.50	04/24/20	CME	6	753,000	1,443	(2,016)
Call - U.S. Treasury 5-Year Notes (05/20)	126.00	04/24/20	CME	1	126,000	194	(164)
Call - U.S. Treasury 10-Year Notes (05/20)	135.50	04/24/20	CME	5	677,500	4,085	(16,797)
Call - U.S. Treasury 10-Year Notes (05/20)	136.00	04/24/20	CME	2	272,000	2,387	(5,812)
Call - U.S. Treasury 10-Year Notes (05/20)	137.00	04/24/20	CME	10	1,370,000	10,670	(20,469)
Call - U.S. Treasury 10-Year Notes (05/20)	137.50	04/24/20	CME	2	275,000	1,997	(3,312)
Call - U.S. Treasury 10-Year Notes (05/20)	138.00	04/24/20	CME	14	1,932,000	14,210	(18,375)
Call - U.S. Treasury 10-Year Notes (05/20)	139.00	04/24/20	CME	5	695,000	6,132	(3,750)
Call - U.S. Treasury 30-Year Bonds (05/20)	172.00	04/24/20	CME	6	1,032,000	12,646	(46,125)
Call - U.S. Treasury 30-Year Bonds (05/20)	178.00	04/24/20	CME	8	1,424,000	34,986	(25,125)
Call - U.S. Treasury 30-Year Bonds (05/20)	180.00	04/24/20	CME	2	360,000	9,809	(4,281)
Call - EUR-FX (05/20)	1.11	05/08/20	CME	1	138,125	1,560	(1,613)
Call - EUR-FX (05/20)	1.12	05/08/20	CME	2	280,000	2,407	(1,725)

						105,231	(154,564)

Put - U.S. Treasury 5-Year Notes (05/20)	122.50	04/24/20	CME	10	1,225,000	2,913	(547)
Put - U.S. Treasury 5-Year Notes (05/20)	122.75	04/24/20	CME	7	859,250	2,293	(438)
Put - U.S. Treasury 5-Year Notes (05/20)	123.00	04/24/20	CME	23	2,829,000	9,538	(1,437)
Put - U.S. Treasury 5-Year Notes (05/20)	124.00	04/24/20	CME	46	5,704,000	32,772	(4,672)
Put - U.S. Treasury 5-Year Notes (05/20)	124.25	04/24/20	CME	33	4,100,250	19,896	(4,125)
Put - U.S. Treasury 10-Year Notes (05/20)	132.00	04/24/20	CME	3	396,000	745	(188)
Put - U.S. Treasury 10-Year Notes (05/20)	134.00	04/24/20	CME	8	1,072,000	3,502	(875)
Put - U.S. Treasury 10-Year Notes (05/20)	135.00	04/24/20	CME	15	2,025,000	8,514	(2,109)
Put - U.S. Treasury 10-Year Notes (05/20)	135.50	04/24/20	CME	1	135,500	568	(141)
Put - U.S. Treasury 10-Year Notes (05/20)	136.00	04/24/20	CME	13	1,768,000	10,946	(2,844)
Put - U.S. Treasury 10-Year Notes (05/20)	137.00	04/24/20	CME	3	411,000	4,307	(1,078)
Put - U.S. Treasury 30-Year Bonds (05/20)	175.00	04/24/20	CME	1	175,000	1,592	(1,094)
Put - U.S. Treasury 30-Year Bonds (05/20)	178.00	04/24/20	CME	1	178,000	2,123	(2,078)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Put - U.S. Treasury 5-Year Notes (06/20)	$124.00	05/22/20	CME	47	$5,828,000	$32,270	($10,281)
Put - U.S. Treasury 5-Year Notes (06/20)	124.50	05/22/20	CME	23	2,863,500	10,835	(6,828)
Put - U.S. Treasury 5-Year Notes (06/20)	124.75	05/22/20	CME	1	124,750	686	(352)

						143,500	(39,087)

Total Options on Futures						$248,731	($193,651)

Total Written Options						$353,025	($447,852)

(l)	Swap agreements outstanding as of March 31, 2020 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/20 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Italy Government	Q	1.000%	06/20/24	BRC	1.149%	$2,600,000	($14,965)	($69,273)	$54,308
Russian Federation	Q	1.000%	12/20/24	JPM	1.825%	400,000	(14,749)	1,972	(16,721)

							(29,714)	(67,301)	37,587

				Exchange
AT&T Inc	Q	1.000%	12/20/20	ICE	1.262%	500,000	(781)	3,189	(3,970)
Citigroup Inc	Q	1.000%	12/20/20	ICE	0.800%	900,000	1,604	18,995	(17,391)
The Boeing Co	Q	1.000%	12/20/20	ICE	4.518%	900,000	(22,191)	5,179	(27,370)
Tesco PLC	Q	1.000%	06/20/22	ICE	0.408%	EUR 800,000	12,041	3,661	8,380
Rolls-Royce PLC	Q	1.000%	12/20/24	ICE	4.101%	800,000	(114,623)	(4,034)	(110,589)

							(123,950)	26,990	(150,940)

Total Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection							($153,664)	($40,311)	($113,353)

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 25 5Y	Q	1.000%	12/20/20	ICE	$2,271,680	$2,733	$41,644	($38,911)
CDX IG 33 5Y	Q	1.000%	12/20/24	ICE	14,180,000	(46,781)	76,161	(122,942)
CDX IG 34 5Y	Q	1.000%	06/20/25	ICE	3,300,000	(21,316)	(5,918)	(15,398)
CDX HY 34 5Y	Q	5.000%	06/20/25	ICE	1,160,000	(72,069)	(46,400)	(25,669)
CDX IG 33 10Y	Q	1.000%	12/20/29	ICE	620,000	(20,466)	(4,031)	(16,435)

						($157,899)	$61,456	($219,355)

Total Credit Default Swaps						($311,563)	$21,145	($332,708)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.024%	Brazil CETIP Interbank	Z / Z	CIT	01/04/27	BRL 5,712,000	$2,368	$2,294	$74
7.044%	Brazil CETIP Interbank	Z / Z	JPM	01/04/27	1,400,000	834	—	834

						3,202	2,294	908

			Exchange
1.671%	3-Month USD-LIBOR	S / Q	CME	06/14/20	$12,160,000	78,758	(3,504)	82,262
0.600%	3-Month USD-LIBOR	S / Q	CME	03/23/22	6,158,000	19,203	962	18,241
2.800%	3-Month USD-LIBOR	S / Q	CME	08/22/23	500,000	40,187	—	40,187
0.100%	6-Month JPY-LIBOR	S / S	LCH	03/20/24	JPY 2,790,000,000	164,930	88,986	75,944
0.700%	3-Month USD-LIBOR	S / Q	CME	03/23/25	$3,590,000	35,138	(2,898)	38,036
0.645%	3-Month USD-LIBOR	S / Q	CME	09/18/25	1,245,000	9,275	—	9,275
0.658%	3-Month USD-LIBOR	S / Q	CME	09/18/25	966,000	7,821	—	7,821
(0.095%)	6-Month JPY-LIBOR	S / S	LCH	09/13/26	JPY 140,000,000	(3,336)	—	(3,336)
(0.092%)	6-Month JPY-LIBOR	S / S	LCH	09/13/26	70,000,000	(1,540)	—	(1,540)
(0.068%)	6-Month JPY-LIBOR	S / S	LCH	09/18/26	120,000,000	(976)	—	(976)
(0.062%)	6-Month JPY-LIBOR	S / S	LCH	09/18/26	190,000,000	(859)	(84)	(775)
(0.064%)	6-Month JPY-LIBOR	S / S	LCH	09/19/26	67,000,000	(480)	—	(480)
(0.063%)	6-Month JPY-LIBOR	S / S	LCH	09/19/26	67,000,000	(439)	—	(439)
(0.087%)	6-Month JPY-LIBOR	S / S	LCH	09/20/26	34,000,000	(747)	—	(747)
(0.097%)	6-Month JPY-LIBOR	S / S	LCH	09/24/26	82,000,000	(2,323)	111	(2,434)
0.770%	3-Month USD-LIBOR	S / Q	CME	03/24/27	$3,940,000	47,203	29,461	17,742
7.450%	28-Day MXN TIIE	L / L	CME	07/18/29	MXN 63,630,000	95,543	26,769	68,774
0.036%	6-Month JPY-LIBOR	S / S	LCH	03/10/38	JPY 19,000,000	(1,999)	—	(1,999)
0.040%	6-Month JPY-LIBOR	S / S	LCH	03/10/38	19,000,000	(1,870)	—	(1,870)
0.122%	6-Month JPY-LIBOR	S / S	LCH	08/22/39	370,000,000	8,323	49,345	(41,022)
0.103%	6-Month JPY-LIBOR	S / S	LCH	08/28/39	90,000,000	(1,027)	—	(1,027)
1.000%	6-Month JPY-LIBOR	S / S	LCH	03/21/48	20,000,000	43,609	48,803	(5,194)

						534,394	237,951	296,443

Total Interest Rate Swaps - Long						$537,596	$240,245	$297,351

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.300%	6-Month JPY-LIBOR	S / S	CME	03/18/26	JPY 1,160,000,000	($232,896)	($100,560)	($132,336)
0.300%	6-Month JPY-LIBOR	S / S	LCH	03/18/26	410,000,000	(82,317)	(23,718)	(58,599)
1.550%	3-Month USD-LIBOR	S / Q	CME	06/30/26	$11,825,000	(765,983)	41,498	(807,481)
1.520%	3-Month USD-LIBOR	S / Q	CME	07/31/26	4,634,000	(271,972)	20,175	(292,147)
1.600%	3-Month USD-LIBOR	S / Q	CME	11/15/26	1,022,000	(68,361)	(110)	(68,251)
1.650%	3-Month USD-LIBOR	S / Q	CME	11/15/26	383,000	(26,879)	(1,449)	(25,430)
0.300%	1 Day U.S. Fed Funds	A / A	CME	02/15/27	5,436,000	12,821	(16,653)	29,474
0.750%	3-Month USD-LIBOR	S / Q	CME	02/15/27	6,787,000	(84,384)	(5,879)	(78,505)
0.300%	6-Month JPY-LIBOR	S / S	LCH	09/20/27	JPY 440,000,000	(103,968)	(16,687)	(87,281)
0.300%	6-Month JPY-LIBOR	S / S	LCH	03/20/28	100,000,000	(24,609)	7,084	(31,693)
0.399%	6-Month JPY-LIBOR	S / S	LCH	06/18/28	50,000,000	(16,729)	(42)	(16,687)
0.450%	6-Month JPY-LIBOR	S / S	LCH	03/20/29	710,000,000	(275,572)	(86,980)	(188,592)
0.750%	6-Month GBP-LIBOR	S / S	LCH	03/18/30	GBP 200,000	(4,093)	2,068	(6,161)
0.750%	6-Month JPY-LIBOR	S / S	LCH	03/20/38	JPY 230,000,000	(249,381)	19,811	(269,192)
0.800%	6-Month JPY-LIBOR	S / S	LCH	10/22/38	10,000,000	(12,309)	—	(12,309)
0.705%	6-Month JPY-LIBOR	S / S	LCH	10/31/38	50,000,000	(53,103)	3,203	(56,306)
0.785%	6-Month JPY-LIBOR	S / S	LCH	11/12/38	20,000,000	(24,021)	68	(24,089)
0.750%	6-Month JPY-LIBOR	S / S	LCH	12/20/38	346,300,000	(393,636)	(36,792)	(356,844)
2.875%	3-Month USD-LIBOR	S / Q	CME	05/15/44	$223,000	(102,362)	2,745	(105,107)
1.810%	3-Month USD-LIBOR	S / Q	CME	11/15/44	493,000	(107,241)	660	(107,901)
1.850%	3-Month USD-LIBOR	S / Q	CME	11/15/44	4,720,000	(1,072,284)	9,931	(1,082,215)
0.641%	6-Month JPY-LIBOR	S / S	CME	05/09/46	JPY 187,300,000	(207,454)	—	(207,454)
1.498%	6-Month EUR-LIBOR	A / S	CME	08/23/47	EUR 543,000	(219,904)	(813)	(219,091)
0.900%	3-Month USD-LIBOR	S / Q	CME	03/17/50	$535,000	(1,561)	9,076	(10,637)
0.792%	3-Month USD-LIBOR	S / Q	CME	03/18/50	268,000	7,225	—	7,225
0.818%	3-Month USD-LIBOR	S / Q	CME	03/19/50	274,000	5,599	—	5,599
1.000%	6-Month GBP-LIBOR	S / S	LCH	06/17/50	GBP 2,600,000	(371,711)	47,663	(419,374)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.838%	3-Month USD-LIBOR	S / Q	CME	09/18/50	$227,000	$3,391	$—	$3,391
0.855%	3-Month USD-LIBOR	S / Q	CME	09/18/50	175,000	1,775	(344)	2,119

						($4,741,919)	($126,045)	($4,615,874)

Total Interest Rate Swaps						($4,204,323)	$114,200	($4,318,523)

Total Swap Agreements						($4,515,886)	$135,345	($4,651,231)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$4,266	$55,216
Liabilities	(69,273)	(16,721)
Centrally Cleared Swap Agreements (1)
Assets	557,248	414,470
Liabilities	(356,896)	(5,104,196)

	$135,345	($4,651,231)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(m)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$187,854,641	$—	$187,854,641	$—
	Senior Loan Notes	6,566,731	—	5,717,788	848,943
	Mortgage-Backed Securities	216,795,961	—	216,795,961	—
	Asset-Backed Securities	20,283,348	—	20,283,348	—
	U.S. Treasury Obligations	121,494,661	—	121,494,661	—
	Foreign Government Bonds & Notes	22,673,186	—	22,673,186	—
	Municipal Bonds	1,512,844	—	1,512,844	—
	Short-Term Investments	3,827,241	3,457,477	369,764	—
	Unfunded Loan Commitments	6,256	—	6,256	—
	Derivatives:
	Credit Contracts
	Purchased Options	18	—	18	—
	Swaps	62,688	—	62,688	—

	Total Credit Contracts	62,706	—	62,706	—

	Foreign Currency Contracts
	Futures	2,008	2,008	—	—
	Forward Foreign Currency Contracts	2,924,235	—	2,924,235	—
	Purchased Options	28,924	—	28,924	—

	Total Foreign Currency Contracts	2,955,167	2,008	2,953,159	—

	Interest Rate Contracts
	Futures	8,268,243	8,268,243	—	—
	Purchased Options	160,859	—	160,859	—
	Swaps	406,998	—	406,998	—

	Total Interest Rate Contracts	8,836,100	8,268,243	567,857	—

	Total Assets - Derivatives	11,853,973	8,270,251	3,583,722	—

	Total Assets	592,868,842	11,727,728	580,292,171	848,943

Liabilities	Reverse Repurchase Agreement	(6,180,500)	—	(6,180,500)	—
	Sale-buyback Financing Transactions	(64,666,795)	—	(64,666,795)	—
	Securities Sold Short:
	Mortgaged-Backed Securities	(9,829,190)	—	(9,829,190)	—
	Derivatives:
	Credit Contracts
	Written Options	(12,869)	—	(12,869)	—
	Swaps	(395,396)	—	(395,396)	—

	Total Credit Contracts	(408,265)	—	(408,265)	—

	Foreign Currency Contracts
	Futures	(336,778)	(336,778)	—	—
	Forward Foreign Currency Contracts	(1,987,313)	—	(1,987,313)	—
	Written Options	(239,814)	—	(239,814)	—

	Total Foreign Currency Contracts	(2,563,905)	(336,778)	(2,227,127)	—

	Interest Rate Contracts
	Futures	(5,078,938)	(5,078,938)	—	—
	Written Options	(195,169)	—	(195,169)	—
	Swaps	(4,725,521)	—	(4,725,521)	—

	Total Interest Rate Contracts	(9,999,628)	(5,078,938)	(4,920,690)	—

	Total Liabilities - Derivatives	(12,971,798)	(5,415,716)	(7,556,082)	—

	Total Liabilities	(93,648,283)	(5,415,716)	(88,232,567)	—

	Total	$499,220,559	$6,312,012	$492,059,604	$848,943

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 57.1%

Basic Materials - 1.1%

Anglo American Capital PLC (South Africa) 3.750% due 04/10/22 ~	$250,000	$243,756
CNAC HK Finbridge Co Ltd (China) 3.000% due 07/19/20 ~	200,000	199,760
International Flavors & Fragrances Inc 3.400% due 09/25/20	65,000	65,297
LyondellBasell Industries NV 6.000% due 11/15/21	400,000	414,544
POSCO (South Korea) 2.375% due 11/12/22 ~	450,000	452,010

		1,375,367

Communications - 2.1%

Axiata SPV2 Bhd (Malaysia) 3.466% due 11/19/20 ~	220,000	220,376
Charter Communications Operating LLC
3.579% due 07/23/20	370,000	368,872
4.908% due 07/23/25	265,000	285,993
Comcast Corp 3.700% due 04/15/24	250,000	268,822
Crown Castle Towers LLC 3.720% due 07/15/43 ~	55,000	55,440
CSC Holdings LLC 10.875% due 10/15/25 ~	200,000	216,625
Expedia Group Inc 5.950% due 08/15/20	65,000	64,124
Fox Corp 3.666% due 01/25/22 ~	90,000	91,987
4.030% due 01/25/24 ~	105,000	109,298
JD.com Inc (China) 3.125% due 04/29/21	560,000	561,093
The Interpublic Group of Cos Inc 3.500% due 10/01/20	45,000	44,320
Verizon Communications Inc 5.150% due 09/15/23	180,000	200,399
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	69,000	68,702

		2,556,051

Consumer, Cyclical - 8.4%

American Airlines Pass-Through Trust ‘B’ 3.700% due 04/15/27	161,185	137,661
Daimler Finance North America LLC (Germany)
1.750% due 03/10/23 ~	410,000	386,539
2.200% due 05/05/20 ~	350,000	348,969
2.300% due 02/12/21 ~	805,000	784,899
Delta Air Lines Inc 2.600% due 12/04/20	65,000	62,066
DR Horton Inc 2.550% due 12/01/20	125,000	123,280
Ford Motor Credit Co LLC
2.134% (USD LIBOR + 0.930%) due 09/24/20 §	450,000	427,535
3.087% due 01/09/23	435,000	393,675
3.350% due 11/01/22	305,000	282,125
3.470% due 04/05/21	200,000	192,940
3.813% due 10/12/21	200,000	192,000
General Motors Co 4.875% due 10/02/23	165,000	147,255
General Motors Financial Co Inc
2.728% (USD LIBOR + 0.850%) due 04/09/21 §	200,000	180,073
2.900% due 02/26/25	435,000	377,230
3.200% due 07/13/20	435,000	433,756
4.200% due 11/06/21	65,000	61,846

	Principal Amount	Value
Harley-Davidson Financial Services Inc
2.196% (USD LIBOR + 0.500%) due 05/21/20 § ~	$135,000	$134,555
2.520% (USD LIBOR + 0.940%) due 03/02/21 § ~	270,000	269,802
2.550% due 06/09/22 ~	85,000	81,576
4.050% due 02/04/22 ~	340,000	332,630
Hasbro Inc
2.600% due 11/19/22	205,000	202,513
3.000% due 11/19/24	280,000	287,158
Hyundai Capital America
2.375% due 02/10/23 ~	445,000	420,367
2.850% due 11/01/22 ~	121,000	118,285
3.000% due 06/20/22 ~	235,000	228,456
3.950% due 02/01/22 ~	405,000	408,427
Lennar Corp 2.950% due 11/29/20	775,000	762,368
McDonald’s Corp 1.450% due 09/01/25	135,000	128,753
Nissan Motor Acceptance Corp
2.600% due 09/28/22 ~	115,000	109,695
3.150% due 03/15/21 ~	375,000	369,630
O’Reilly Automotive Inc 3.800% due 09/01/22	240,000	241,650
Panasonic Corp (Japan) 2.536% due 07/19/22 ~	200,000	197,169
QVC Inc
4.375% due 03/15/23	145,000	137,305
5.125% due 07/02/22	325,000	272,953
United Airlines Pass-Through Trust ‘B’ 3.500% due 11/01/29	90,000	76,019
Volkswagen Group of America Finance LLC (Germany)
2.500% due 09/24/21 ~	200,000	195,068
2.700% due 09/26/22 ~	200,000	193,638
3.875% due 11/13/20 ~	425,000	423,677
Walgreen Co 3.100% due 09/15/22	100,000	100,305

		10,223,848

Consumer, Non-Cyclical - 10.0%

AbbVie Inc
2.300% due 05/14/21	295,000	294,202
2.900% due 11/06/22	375,000	379,848
3.200% due 11/06/22	45,000	46,028
Allergan Finance LLC 3.250% due 10/01/22	40,000	40,149
Allergan Funding SCS 3.450% due 03/15/22	130,000	135,062
Altria Group Inc 3.490% due 02/14/22	255,000	258,000
AmerisourceBergen Corp 3.500% due 11/15/21	150,000	151,226
Anthem Inc 2.500% due 11/21/20	245,000	244,155
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	825,000	813,548
Baxalta Inc 3.600% due 06/23/22	95,000	97,032
Bayer US Finance II LLC (Germany)
1.846% (USD LIBOR + 0.630%) due 06/25/21 § ~	210,000	203,315
3.500% due 06/25/21 ~	530,000	531,175
Becton Dickinson and Co
2.250% (USD LIBOR + 0.875%) due 12/29/20 §	56,000	54,119
2.894% due 06/06/22	165,000	165,269
3.125% due 11/08/21	150,000	150,605
Bristol-Myers Squibb Co
2.600% due 05/16/22 ~	95,000	97,015
2.750% due 02/15/23 ~	155,000	160,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
2.875% due 02/19/21 ~	$165,000	$168,275
2.900% due 07/26/24 ~	205,000	217,690
3.250% due 02/20/23 ~	45,000	47,306
3.625% due 05/15/24 ~	40,000	42,342
Bunge Ltd Finance Corp
3.000% due 09/25/22	630,000	623,431
3.500% due 11/24/20	855,000	862,218
4.350% due 03/15/24	30,000	31,134
Cardinal Health Inc
2.616% due 06/15/22	125,000	125,642
3.079% due 06/15/24	150,000	148,840
3.200% due 03/15/23	210,000	211,316
3.500% due 11/15/24	270,000	275,772
Cigna Corp
1.493% (USD LIBOR + 0.650%) due 09/17/21 §	110,000	105,710
3.000% due 07/15/23 ~	175,000	179,354
3.400% due 09/17/21	185,000	187,910
3.750% due 07/15/23	177,000	182,513
3.900% due 02/15/22 ~	125,000	127,870
Conagra Brands Inc 2.552% (USD LIBOR + 0.750%) due 10/22/20 §	36,000	35,622
CVS Health Corp 2.625% due 08/15/24	75,000	75,376
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	95,000	96,428
Equifax Inc
2.300% due 06/01/21	255,000	248,073
2.562% (USD LIBOR + 0.870%) due 08/15/21 §	105,000	102,494
3.600% due 08/15/21	255,000	254,524
Express Scripts Holding Co 2.330% (USD LIBOR + 0.750%) due 11/30/20 §	440,000	436,266
Global Payments Inc 2.650% due 02/15/25	170,000	168,851
Humana Inc
2.900% due 12/15/22	40,000	39,844
3.150% due 12/01/22	105,000	104,886
3.850% due 10/01/24	15,000	15,283
Imperial Brands Finance PLC (United Kingdom)
2.950% due 07/21/20 ~	525,000	524,027
3.750% due 07/21/22 ~	400,000	400,355
Keurig Dr Pepper Inc 3.551% due 05/25/21	255,000	258,174
Kraft Heinz Foods Co 3.500% due 06/06/22	235,000	233,707
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	260,000	267,286
5.750% due 04/07/21 ~	240,000	247,021
Perrigo Finance Unlimited Co
3.500% due 12/15/21	375,000	387,475
3.900% due 12/15/24	455,000	447,628
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21	400,000	405,439
Tyson Foods Inc 2.250% due 08/23/21	160,000	161,005

		12,268,267

Energy - 5.6%

Aker BP ASA (Norway) 3.000% due 01/15/25 ~	230,000	183,191
Cenovus Energy Inc (Canada) 3.000% due 08/15/22	265,000	189,089
Columbia Pipeline Group Inc 3.300% due 06/01/20	380,000	378,468
Diamondback Energy Inc 2.875% due 12/01/24	620,000	434,471

	Principal Amount	Value
Energy Transfer Operating LP
2.900% due 05/15/25	$60,000	$50,839
4.250% due 03/15/23	250,000	224,356
5.875% due 01/15/24	560,000	530,172
Eni SPA (Italy) 4.000% due 09/12/23 ~	270,000	262,532
Enterprise Products Operating LLC 3.500% due 02/01/22	95,000	93,789
EOG Resources Inc 2.625% due 03/15/23	66,000	64,777
EQT Corp
3.000% due 10/01/22	525,000	442,312
4.875% due 11/15/21	66,000	54,101
Marathon Oil Corp 2.800% due 11/01/22	510,000	390,861
MPLX LP
1.899% (USD LIBOR + 0.900%) due 09/09/21 §	60,000	56,711
2.099% (USD LIBOR + 1.100%) due 09/09/22 §	180,000	167,542
Occidental Petroleum Corp
2.600% due 08/13/21	315,000	252,253
2.700% due 08/15/22	200,000	142,686
Phillips 66 2.247% (USD LIBOR + 0.600%) due 02/26/21 §	165,000	154,362
Plains All American Pipeline LP 5.000% due 02/01/21	120,000	117,103
Reliance Holding USA Inc (India) 5.400% due 02/14/22 ~	250,000	255,080
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	780,000	767,617
6.250% due 03/15/22	565,000	548,415
Schlumberger Holdings Corp 3.750% due 05/01/24 ~	210,000	199,116
The Williams Cos Inc
3.350% due 08/15/22	120,000	114,968
3.700% due 01/15/23	515,000	476,731
Western Midstream Operating LP 4.000% due 07/01/22	425,000	275,903

		6,827,445

Financial - 17.5%

AerCap Ireland Capital DAC (Ireland)
3.950% due 02/01/22	400,000	348,711
4.450% due 12/16/21	220,000	196,253
4.625% due 10/30/20	430,000	417,162
AIG Global Funding
2.300% due 07/01/22 ~	165,000	164,384
3.350% due 06/25/21 ~	138,000	139,047
Air Lease Corp
2.250% due 01/15/23	175,000	146,381
2.500% due 03/01/21	70,000	64,401
3.500% due 01/15/22	90,000	82,081
American International Group Inc
4.875% due 06/01/22	165,000	170,724
6.400% due 12/15/20	365,000	375,451
Aon Corp 2.200% due 11/15/22	95,000	94,666
Avolon Holdings Funding Ltd (Ireland)
2.875% due 02/15/25 ~	225,000	174,991
3.625% due 05/01/22 ~	335,000	297,327
3.950% due 07/01/24 ~	65,000	54,503
Bank of America Corp
1.866% (USD LIBOR + 0.650%) due 06/25/22 §	405,000	395,712
2.186% (USD LIBOR + 0.380%) due 01/23/22 §	660,000	633,715
2.503% due 10/21/22	345,000	346,068
2.979% (USD LIBOR + 1.160%) due 01/20/23 §	295,000	282,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Banque Federative du Credit Mutuel SA (France) 2.125% due 11/21/22 ~	$335,000	$311,505
BDO Unibank Inc (Philippines) 2.950% due 03/06/23 ~	400,000	397,029
BPCE SA (France) 2.903% (USD LIBOR + 1.220%) due 05/22/22 § ~	250,000	240,536
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	35,000	33,655
Capital One Financial Corp
3.200% due 01/30/23	180,000	178,144
3.500% due 06/15/23	130,000	129,405
3.900% due 01/29/24	170,000	170,803
Capital One NA
2.150% due 09/06/22	260,000	253,807
2.250% due 09/13/21	250,000	245,287
Citibank NA 2.844% due 05/20/22	305,000	305,625
Citigroup Inc
2.312% due 11/04/22	310,000	308,433
2.700% due 03/30/21	245,000	246,103
2.900% due 12/08/21	585,000	590,775
Citizens Bank NA
2.250% due 10/30/20	250,000	250,584
2.550% due 05/13/21	250,000	249,802
3.250% due 02/14/22	305,000	309,239
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	375,000	377,695
Credit Suisse AG (Switzerland) 2.100% due 11/12/21	340,000	338,725
Crown Castle International Corp REIT
2.250% due 09/01/21	255,000	251,619
3.400% due 02/15/21	285,000	286,996
Danske Bank AS (Denmark)
3.001% due 09/20/22 ~	455,000	450,807
5.000% due 01/12/22 ~	245,000	251,039
Deutsche Bank AG (Germany)
2.950% due 08/20/20	200,000	198,207
3.041% (USD LIBOR + 1.290%) due 02/04/21 §	250,000	240,531
3.150% due 01/22/21	175,000	171,060
3.375% due 05/12/21	160,000	151,617
First Niagara Financial Group Inc 7.250% due 12/15/21	120,000	128,663
Highwoods Realty LP REIT 3.625% due 01/15/23	175,000	174,483
HSBC Holdings PLC (United Kingdom) 2.292% (USD LIBOR + 0.600%) due 05/18/21 §	200,000	195,928
ING Groep NV (Netherlands) 2.525% (USD LIBOR + 1.150%) due 03/29/22 §	205,000	197,719
Marsh & McLennan Cos Inc
3.500% due 12/29/20	240,000	241,902
3.875% due 03/15/24	190,000	199,345
Morgan Stanley
2.500% due 04/21/21	175,000	174,931
2.750% due 05/19/22	245,000	247,800
5.500% due 07/24/20	125,000	126,231
Nordea Bank Abp (Finland) 4.875% due 05/13/21 ~	200,000	203,723
Park Aerospace Holdings Ltd (Ireland)
3.625% due 03/15/21 ~	230,000	218,105
5.250% due 08/15/22 ~	190,000	171,920
Regions Bank 1.813% (USD LIBOR + 0.380%) due 04/01/21 §	535,000	523,792
Reinsurance Group of America Inc 5.000% due 06/01/21	35,000	36,310
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	405,000	404,951

	Principal Amount	Value
Santander UK PLC (United Kingdom)
2.100% due 01/13/23	$435,000	$422,420
2.125% due 11/03/20	385,000	382,828
SBA Tower Trust REIT
2.836% due 01/15/50 ~	405,000	400,532
3.168% due 04/09/47 ~	370,000	368,243
3.448% due 03/15/48 ~	320,000	327,515
Standard Chartered PLC (United Kingdom) 2.744% due 09/10/22 ~	200,000	198,039
Swedbank AB (Sweden) 2.650% due 03/10/21 ~	680,000	680,533
Synchrony Financial 2.850% due 07/25/22	801,000	764,062
The Goldman Sachs Group Inc
2.557% (USD LIBOR + 0.780%) due 10/31/22 §	100,000	96,372
2.875% due 02/25/21	255,000	255,971
2.904% (USD LIBOR + 1.110%) due 04/26/22 §	295,000	287,036
3.000% due 04/26/22	85,000	85,649
Trinity Acquisition PLC 3.500% due 09/15/21	115,000	110,944
Truist Bank 2.800% due 05/17/22	230,000	233,061
UBS Group AG (Switzerland)
2.903% (USD LIBOR + 1.220%) due 05/23/23 § ~	255,000	238,660
3.000% due 04/15/21 ~	680,000	681,520
US Bank NA 2.114% (USD LIBOR + 0.320%) due 04/26/21 §	275,000	271,020
Ventas Realty LP REIT 3.100% due 01/15/23	60,000	58,859
Wells Fargo & Co
2.550% due 12/07/20	23,000	23,066
3.500% due 03/08/22	170,000	173,412
Wells Fargo Bank NA 2.082% due 09/09/22	250,000	249,010
Willis Towers Watson PLC 5.750% due 03/15/21	470,000	481,773

		21,359,186

Industrial - 6.0%

Amphenol Corp 2.050% due 03/01/25	210,000	199,281
Avnet Inc 3.750% due 12/01/21	197,000	200,922
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	35,000	35,362
Carrier Global Corp 2.242% due 02/15/25 ~	425,000	416,469
CNH Industrial Capital LLC
3.875% due 10/15/21	475,000	472,960
4.375% due 11/06/20	480,000	475,758
DAE Funding LLC (United Arab Emirates)
4.000% due 08/01/20 ~	210,000	207,619
5.250% due 11/15/21 ~	220,000	201,162
Eagle Materials Inc 4.500% due 08/01/26	50,000	45,846
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	400,000	400,000
General Electric Co
2.700% due 10/09/22	245,000	241,299
3.150% due 09/07/22	130,000	131,498
3.450% due 05/15/24	135,000	133,626
4.650% due 10/17/21	138,000	140,799
5.300% due 02/11/21	30,000	30,459
Jabil Inc 5.625% due 12/15/20	115,000	114,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Martin Marietta Materials Inc 2.333% (USD LIBOR + 0.650%) due 05/22/20 §	$220,000	$218,432
Northrop Grumman Corp 2.550% due 10/15/22	165,000	165,130
Otis Worldwide Corp 2.056% due 04/05/25 ~	250,000	245,247
Penske Truck Leasing Co LP
3.200% due 07/15/20 ~	50,000	49,752
3.300% due 04/01/21 ~	325,000	326,553
3.650% due 07/29/21 ~	115,000	116,496
Republic Services Inc 2.500% due 08/15/24	185,000	186,638
Roper Technologies Inc
2.350% due 09/15/24	80,000	77,925
2.800% due 12/15/21	195,000	195,331
3.000% due 12/15/20	315,000	315,236
3.125% due 11/15/22	410,000	402,872
3.650% due 09/15/23	95,000	97,837
SMBC Aviation Capital Finance DAC (Ireland)
3.550% due 04/15/24 ~	200,000	213,858
4.125% due 07/15/23 ~	265,000	286,375
Vulcan Materials Co
1.341% (USD LIBOR + 0.600%) due 06/15/20 §	640,000	634,975
2.230% (USD LIBOR + 0.650%) due 03/01/21 §	390,000	375,181

		7,355,746

Technology - 2.1%

Apple Inc 2.400% due 05/03/23	165,000	171,831
Broadcom Corp 3.000% due 01/15/22	415,000	411,510
Fiserv Inc 2.750% due 07/01/24	380,000	378,585
International Business Machines Corp 2.850% due 05/13/22	320,000	328,966
Microchip Technology Inc 3.922% due 06/01/21	515,000	502,163
NXP BV (Netherlands)
3.875% due 09/01/22 ~	200,000	200,967
4.125% due 06/01/21 ~	200,000	201,942
4.625% due 06/01/23 ~	200,000	206,103
Texas Instruments Inc 1.375% due 03/12/25	125,000	124,037

		2,526,104

Utilities - 4.3%

American Electric Power Co Inc 3.650% due 12/01/21	50,000	50,646
CenterPoint Energy Inc 3.600% due 11/01/21	75,000	74,889
Dominion Energy Inc 2.579% due 07/01/20	260,000	259,702
Edison International
2.125% due 04/15/20	385,000	384,524
3.125% due 11/15/22	155,000	152,520
Enel Finance International NV (Italy)
2.875% due 05/25/22 ~	520,000	503,380
4.250% due 09/14/23 ~	205,000	210,078
Exelon Generation Co LLC 4.000% due 10/01/20	219,000	218,249
FirstEnergy Corp 2.850% due 07/15/22	240,000	234,343
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	300,000	315,001
NextEra Energy Capital Holdings Inc 2.163% (USD LIBOR + 0.550%) due 08/28/21 §	210,000	205,799

	Principal Amount	Value
NRG Energy Inc 3.750% due 06/15/24 ~	$130,000	$129,055
San Diego Gas & Electric Co 1.914% due 02/01/22	55,715	55,985
Sempra Energy
2.331% (USD LIBOR + 0.500%) due 01/15/21 §	320,000	303,165
2.850% due 11/15/20	410,000	408,877
2.875% due 10/01/22	25,000	25,113
Sinosing Services Pte Ltd (Singapore) 2.250% due 02/20/25	500,000	496,916
State Grid Overseas Investment Ltd (China) 2.250% due 05/04/20 ~	615,000	615,318
Vistra Operations Co LLC 3.550% due 07/15/24 ~	705,000	664,850

		5,308,410

Total Corporate Bonds & Notes (Cost $72,026,212)		69,800,424

MORTGAGE-BACKED SECURITIES - 20.3%

Collateralized Mortgage Obligations - Commercial - 4.3%

BAMLL Commercial Mortgage Securities Trust 1.555% (USD LIBOR + 0.850%) due 09/15/34 § ~	600,000	525,112
3.490% due 04/14/33 ~	130,000	135,921
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	45,897	45,772
Bank 2019-BNK19 2.263% due 08/15/61	104,937	105,598
Bank 2019-BNK24 2.056% due 11/15/62	124,508	125,234
BX Commercial Mortgage Trust
1.825% (USD LIBOR + 1.120%) due 12/15/36 § ~	190,000	175,564
1.955% (USD LIBOR + 1.250%) due 12/15/36 § ~	180,000	164,676
BX Trust 1.505% (USD LIBOR + 0.800%) due 05/15/35 § ~	360,000	326,552
CGDB Commercial Mortgage Trust 2.355% (USD LIBOR + 1.650%) due 11/15/36 § ~	350,000	293,410
Commercial Mortgage Trust
1.443% due 08/10/49	29,444	29,293
1.770% due 02/10/49	1,833	1,827
1.965% due 02/10/50	41,824	41,781
3.221% due 10/10/48	200,000	200,406
3.633% due 02/10/37 § ~	120,000	97,144
4.701% due 03/10/47	130,000	133,372
4.731% due 08/10/47 § ~	100,000	86,214
Credit Suisse Mortgage Capital Certificates Trust 2.305% (USD LIBOR + 1.600%) due 05/15/36 § ~	210,000	192,116
CSAIL Commercial Mortgage Trust
2.025% due 09/15/50	110,051	110,011
2.360% due 06/15/52	138,858	140,422
Fontainebleau Miami Beach Trust 3.750% due 12/10/36 ~	330,000	271,940
Great Wolf Trust 2.338% (USD LIBOR + 1.633%) due 12/15/36 § ~	145,000	129,809
GS Mortgage Securities Trust 1.429% due 10/10/49	16,076	16,015
InTown Hotel Portfolio Trust
1.405% (USD LIBOR + 0.700%) due 01/15/33 § ~	100,000	92,837
1.955% (USD LIBOR + 1.250%) due 01/15/33 § ~	100,000	90,012

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2.055% (USD LIBOR + 1.350%) due 09/15/29 § ~	$380,000	$357,807
2.305% (USD LIBOR + 1.600%) due 09/15/29 § ~	120,000	113,208
JPMDB Commercial Mortgage Securities Trust 1.423% due 06/15/49	5,067	5,049
Morgan Stanley Bank of America Merrill Lynch Trust
1.597% due 05/15/49	2,397	2,391
1.706% due 05/15/48	18,662	18,616
4.110% due 10/15/47 §	195,000	203,584
Morgan Stanley Capital I Trust
1.638% due 05/15/48	15,436	15,392
3.177% due 11/10/36 ~	255,000	221,974
New Orleans Hotel Trust 1.993% (USD LIBOR + 1.289%) due 04/15/32 § ~	385,000	334,734
RETL RVP ‘A’ 1.855% (USD LIBOR + 1.150%) due 03/15/36 § ~	24,763	23,154
SLIDE Fund Trust 2.555% (USD LIBOR + 1.850%) due 06/15/31 § ~	124,765	112,878
Wells Fargo Commercial Mortgage Trust
1.968% due 07/15/50	86,962	87,005
1.975% due 09/15/50	88,239	88,161
WFRBS Commercial Mortgage Trust 4.697% due 04/15/45	195,000	198,577

		5,313,568

Collateralized Mortgage Obligations - Residential - 12.6%

COLT Mortgage Loan Trust
2.764% due 08/25/49 § ~	268,184	262,051
3.337% due 05/25/49 § ~	108,074	105,877
3.470% due 07/27/48 § ~	92,656	91,778
3.542% due 07/27/48 § ~	45,243	44,815
4.006% due 12/28/48 § ~	171,646	170,841
4.108% due 12/28/48 § ~	166,923	166,348
Connecticut Avenue Securities Trust
1.697% (USD LIBOR + 0.750%) due 06/25/39 § ~	39,589	38,708
1.697% (USD LIBOR + 0.750%) due 07/25/39 § ~	1,510	1,495
1.697% (USD LIBOR + 0.750%) due 09/25/39 § ~	138,109	134,927
1.747% (USD LIBOR + 0.800%) due 01/25/40 § ~	192,961	186,063
Deephaven Residential Mortgage Trust
2.577% due 10/25/47 § ~	73,728	73,999
2.711% due 10/25/47 § ~	19,402	19,473
2.813% due 10/25/47 § ~	19,402	19,472
2.964% due 07/25/59 § ~	232,304	224,107
2.976% due 12/25/57 § ~	58,217	57,786
3.479% due 04/25/58 § ~	107,234	105,370
3.485% due 12/26/46 § ~	14,604	14,383
3.763% due 04/25/59 § ~	119,969	116,886
3.921% due 04/25/59 § ~	100,000	94,335
3.963% due 08/25/58 § ~	43,546	42,910
4.080% due 10/25/58 § ~	350,945	357,197
Ellington Financial Mortgage Trust 2.739% due 11/25/59 § ~	361,782	350,697
Fannie Mae Connecticut Avenue Securities
1.627% (USD LIBOR + 0.680%) due 10/25/30 §	40,232	39,576
1.667% (USD LIBOR + 0.720%) due 01/25/31 §	15,596	15,508
1.797% (USD LIBOR + 0.850%) due 11/25/29 §	25,719	25,499
1.797% (USD LIBOR + 0.850%) due 07/25/30 §	360,000	302,794

	Principal Amount	Value
2.047% (USD LIBOR + 1.100%) due 11/25/29 §	$400,000	$357,827
2.147% (USD LIBOR + 1.200%) due 01/25/30 §	214,383	195,273
2.297% (USD LIBOR + 1.350%) due 09/25/29 §	150,000	142,722
Fannie Mae REMICS 4.000% due 06/25/44	23,801	24,623
Flagstar Mortgage Trust
1.797% (USD LIBOR + 0.850%) due 03/25/50 § ~	181,968	171,275
4.000% due 09/25/48 § ~	301,672	310,291
Freddie Mac Stacr Remic Trust
1.697% (USD LIBOR + 0.750%) due 01/25/50 § ~	160,000	154,773
1.697% (USD LIBOR + 0.750%) due 02/25/50 § ~	160,000	153,458
1.717% (USD LIBOR + 0.770%) due 11/25/49 § ~	90,279	87,565
3.911% (USD LIBOR + 3.100%) due 03/25/50 § ~	210,000	137,957
Freddie Mac STACR Trust 2.347% (USD LIBOR + 1.400%) due 02/25/49 § ~	135,000	114,721
Freddie Mac Structured Agency Credit Risk Debt
1.697% (USD LIBOR + 0.750%) due 03/25/30 §	99,234	97,827
1.747% (USD LIBOR + 0.800%) due 12/25/29 §	30,694	30,341
2.147% (USD LIBOR + 1.200%) due 08/25/29 §	1,093	1,088
3.147% (USD LIBOR + 2.200%) due 09/25/24 §	293,922	292,932
3.811% due 05/25/48 § ~	34,682	33,558
3.980% due 09/25/47 § ~	7,890	7,686
4.148% due 08/25/48 § ~	17,680	17,266
Freddie Mac Whole Loan Securities Trust 3.811% due 05/25/47 § ~	31,812	31,465
FWD Securitization Trust 2.240% due 01/25/50 § ~	393,493	388,634
Galton Funding Mortgage Trust
2.310% due 01/25/60 § ~	165,156	159,276
2.832% due 01/25/60 § ~	145,000	115,663
3.339% due 10/25/59 § ~	140,000	119,973
3.500% due 11/25/57 § ~	115,171	114,570
4.000% due 02/25/59 § ~	154,545	153,314
Government National Mortgage Association 1.073% (USD LIBOR + 0.300%) due 09/20/48 §	33,304	32,963
GS Mortgage-Backed Securities Trust 2.460% due 07/25/44 § ~	17,172	15,637
Homeward Opportunities Fund I Trust
2.675% due 11/25/59 § ~	230,095	221,291
3.454% due 01/25/59 § ~	232,433	225,589
3.606% due 01/25/59 § ~	159,383	154,703
3.766% due 06/25/48 § ~	87,832	85,521
3.897% due 06/25/48 § ~	71,863	69,975
Metlife Securitization Trust 3.000% due 04/25/55 § ~	109,472	109,014
New Residential Mortgage Loan Trust
2.464% due 01/26/60 § ~	177,647	176,461
2.710% due 11/25/59 § ~	284,921	283,259
2.802% due 07/25/49 § ~	233,256	229,260
3.086% due 07/25/49 § ~	95,802	94,172
3.675% due 01/25/49 § ~	337,902	335,420
3.986% due 11/25/48 § ~	153,321	153,304
OBX 2019-EXP2 Trust
1.847% (USD LIBOR + 0.900%) due 06/25/59 § ~	139,228	135,990
2.147% (USD LIBOR + 1.200%) due 06/25/59 § ~	236,604	226,765

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
OBX 2020-EXP1 Trust
1.897% (USD LIBOR + 0.950%) due 02/25/60 § ~	$97,177	$92,423
3.500% due 02/25/60 § ~	257,445	253,021
OBX 2020-INV1 Trust 3.500% due 12/25/49 § ~	118,657	121,393
Sequoia Mortgage Trust
3.500% due 02/25/48 § ~	157,084	156,298
4.000% due 06/25/48 § ~	457,569	462,965
4.000% due 08/25/48 § ~	274,700	277,301
4.500% due 08/25/48 § ~	45,783	46,408
SG Residential Mortgage Trust
2.703% due 09/25/59 § ~	131,598	128,067
2.877% due 09/25/59 § ~	328,995	320,199
STACR Trust
1.747% (USD LIBOR + 0.800%) due 12/25/30 § ~	144,525	142,589
1.847% (USD LIBOR + 0.900%) due 09/25/48 § ~	110,000	98,846
1.897% (USD LIBOR + 0.950%) due 12/25/30 § ~	70,000	62,240
2.197% (USD LIBOR + 1.250%) due 02/25/47 § ~	199,598	189,933
Starwood Mortgage Residential Trust
2.408% due 02/25/50 § ~	119,612	114,898
2.610% due 09/27/49 § ~	85,307	82,151
2.941% due 06/25/49 § ~	194,190	194,034
3.299% due 06/25/49 § ~	134,744	134,668
3.468% due 02/25/49 § ~	339,938	338,685
4.121% due 10/25/48 § ~	449,357	443,754
Verus Securitization Trust
2.417% due 01/25/60 § ~	397,920	382,412
2.724% due 01/25/60 § ~	162,116	155,834
2.913% due 07/25/59 § ~	327,245	323,769
2.929% due 02/25/48 § ~	31,725	30,460
3.000% due 11/25/59 § ~	388,573	394,194
3.100% due 11/25/59 § ~	158,710	153,886
3.117% due 07/25/59 § ~	200,710	198,548
3.211% due 05/25/59 § ~	169,255	165,931
3.402% due 12/25/59 § ~	94,833	91,717
3.677% due 06/01/58 § ~	111,353	109,037
3.779% due 06/01/58 § ~	48,414	47,384
3.830% due 06/01/58 § ~	48,414	47,348
3.836% due 02/25/59 § ~	301,806	293,247
4.148% due 10/25/58 § ~	355,464	347,155

		15,427,092

Fannie Mae - 1.8%

4.500% due 04/01/26 - 01/01/50	834,111	899,830
5.000% due 09/01/25 - 02/01/49	774,422	851,161
6.000% due 11/01/35 - 02/01/49	386,696	445,907

		2,196,898

Freddie Mac - 0.3%

4.500% due 03/01/49 - 12/01/49	259,241	279,538
7.000% due 03/01/39	36,128	42,775
7.500% due 06/01/38	39,515	46,881

		369,194

Government National Mortgage Association - 1.3%

5.000% due 01/20/48 - 06/20/49	1,035,655	1,114,124
5.500% due 09/15/45 - 02/20/49	374,106	414,587

		1,528,711

Total Mortgage-Backed Securities (Cost $25,791,443)		24,835,463

	Principal Amount	Value

ASSET-BACKED SECURITIES - 19.1%

Allegro CLO Ltd (Cayman) 2.634% (USD LIBOR + 0.840%) due 07/25/27 § ~	$244,116	$241,241
Ally Auto Receivables Trust
2.460% due 09/15/22	40,000	39,886
2.930% due 11/15/23	70,000	69,918
American Express Credit Account Master Trust 3.070% due 10/15/24	865,000	888,456
AmeriCredit Automobile Receivables Trust
1.590% due 10/20/25	165,000	155,032
1.800% due 12/18/25	160,000	150,100
2.690% due 06/19/23	110,000	109,226
2.710% due 08/18/22	100,000	99,453
2.710% due 09/08/22	315,000	303,557
2.740% due 12/08/22	535,000	528,479
3.080% due 12/18/23	522,000	512,736
3.820% due 03/18/24	860,000	837,212
Applebee’s Funding LLC 4.194% due 06/07/49 ~	150,000	136,612
ARI Fleet Lease Trust
1.910% due 04/15/26 ~	8,372	8,357
2.060% due 11/15/28 ~	190,000	182,763
2.550% due 10/15/26 ~	251,646	251,074
Ascentium Equipment Receivables Trust 2.290% due 06/10/21 ~	29,794	29,697
Avis Budget Rental Car Funding AESOP LLC
2.330% due 08/20/26 ~	125,000	111,256
2.500% due 07/20/21 ~	183,333	183,072
2.650% due 03/20/26 ~	425,000	367,093
2.720% due 11/20/22 ~	535,000	525,828
3.330% due 03/20/24 ~	260,000	252,409
3.700% due 03/20/23 ~	100,000	98,491
4.530% due 03/20/23 ~	130,000	128,586
4.950% due 03/20/25 ~	100,000	65,642
Bayview Mortgage Fund Trust 3.500% due 01/28/58 § ~	145,249	143,717
Bayview Opportunity Master Fund Trust 3.500% due 01/28/55 § ~	88,269	88,089
BlueMountain CLO Ltd (Cayman) 2.749% (USD LIBOR + 0.930%) due 07/18/27 § ~	270,000	264,841
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	335,360	333,104
Capital Auto Receivables Asset Trust
2.700% due 09/20/22 ~	65,000	64,305
3.360% due 11/21/22 ~	160,000	158,640
3.480% due 10/20/23 ~	60,000	60,083
3.690% due 12/20/23 ~	80,000	80,287
Carmax Auto Owner Trust 2.340% due 11/17/25	105,000	105,479
CBAM Ltd (Cayman) 3.111% (USD LIBOR + 1.280%) due 02/12/30 § ~	760,000	730,994
CNH Equipment Trust
1.930% due 03/15/24	315,000	312,960
3.010% due 04/15/24	195,000	194,027
Cole Park CLO Ltd (Cayman) 2.869% (USD LIBOR + 1.050%) due 10/20/28 § ~	435,000	426,612
Daimler Trucks Retail Trust 1.370% due 06/15/27	265,000	269,215
Driven Brands Funding LLC 5.216% due 07/20/45 ~	416,513	420,520
Elara HGV Timeshare Issuer LLC
2.530% due 02/25/27 ~	24,361	24,168
2.690% due 03/25/30 ~	50,094	49,179
2.730% due 04/25/28 ~	157,753	154,783

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Enterprise Fleet Financing LLC 3.140% due 02/20/24 ~	$91,292	$91,062
Ford Credit Auto Owner Trust
2.030% due 12/15/27 ~	350,000	350,827
3.520% due 07/15/30 ~	545,000	565,870
GM Financial Automobile Leasing Trust
3.110% due 12/20/21	105,000	104,963
3.370% due 10/20/22	245,000	244,733
3.500% due 04/20/22	80,000	80,296
3.560% due 12/20/22	275,000	277,544
GM Financial Consumer Automobile Trust 2.450% due 07/17/23 ~	100,000	99,855
GMF Floorplan Owner Revolving Trust
2.630% due 07/15/22 ~	190,000	187,714
2.700% due 04/15/24 ~	170,000	169,503
3.240% due 03/15/23 ~	352,000	350,809
GreatAmerica Leasing Receivables Funding LLC 2.600% due 06/15/21 ~	57,208	57,296
Hardee’s Funding LLC 4.250% due 06/20/48 ~	133,010	127,828
Hilton Grand Vacations Trust
1.770% due 11/25/26 ~	36,622	36,346
2.660% due 12/26/28 ~	38,954	38,396
2.960% due 12/26/28 ~	38,954	38,388
Hyundai Auto Receivables Trust
2.380% due 04/17/23	395,000	397,069
2.940% due 05/15/25	165,000	165,900
Madison Park Funding Ltd (Cayman)
3.009% (USD LIBOR + 1.190%) due 10/21/30 § ~	500,000	478,750
3.131% (USD LIBOR + 1.300%) due 07/15/32 § ~	250,000	238,890
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	33,063	32,990
MMAF Equipment Finance LLC
2.040% due 02/16/22 ~	35,769	35,674
3.200% due 09/12/22 ~	210,000	209,774
MVW Owner Trust
2.150% due 04/22/30 ~	10,549	10,543
2.420% due 12/20/34 ~	345,576	338,033
2.890% due 11/20/36 ~	382,917	359,887
Navient Private Education Refi Loan Trust
2.150% due 11/15/68 ~	605,000	596,125
2.400% due 10/15/68 ~	206,149	208,970
2.530% due 02/18/42 ~	26,702	26,686
2.640% due 05/15/68 ~	360,000	369,925
Navient Private Education Refi Loan Trust ‘A1’ 2.820% due 02/15/68 ~	177,228	177,530
Navient Private Education Refi Loan Trust ‘A2A’ 2.460% due 11/15/68 ~	195,000	199,237
Neuberger Berman CLO Ltd (Cayman) 2.681% (USD LIBOR + 0.850%) due 01/15/28 § ~	250,000	243,582
OCP CLO Ltd (Cayman)
2.614% (USD LIBOR + 0.820%) due 10/26/27 § ~	295,906	289,638
2.939% (USD LIBOR + 1.120%) due 07/20/29 § ~	415,000	401,054
OZLM VIII Ltd (Cayman) 3.006% (USD LIBOR + 1.170%) due 10/17/29 § ~	250,000	241,216
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	197,000	188,062
Santander Drive Auto Receivables Trust
2.460% due 03/15/22	32,172	32,074
2.580% due 05/16/22	6,435	6,431
3.210% due 09/15/23	210,000	209,825
3.270% due 01/17/23	85,173	85,260
4.020% due 04/15/22	81,755	81,759

	Principal Amount	Value
Santander Retail Auto Lease Trust
2.520% due 11/20/24 ~	$165,000	$160,207
2.880% due 06/20/24 ~	410,000	407,117
2.960% due 11/21/22 ~	85,000	84,874
3.010% due 05/22/23 ~	180,000	181,203
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	557,133	550,354
Sierra Timeshare Receivables Funding LLC
2.330% due 07/20/33 ~	14,638	14,468
2.430% due 10/20/33 ~	40,427	39,914
2.580% due 09/20/32 ~	137,488	136,488
3.080% due 03/21/33 ~	110,225	109,729
SLM Student Loan Trust
1.347% (USD LIBOR + 0.400%) due 03/25/25 §	106,863	102,184
3.294% (USD LIBOR + 1.500%) due 04/25/23 §	19,509	19,340
3.494% (USD LIBOR + 1.700%) due 07/25/23 §	30,426	28,766
SMB Private Education Loan Trust
1.705% (USD LIBOR + 1.000%) due 06/15/27 § ~	51,076	49,777
1.855% (USD LIBOR + 1.150%) due 05/15/26 § ~	93,502	93,461
2.205% (USD LIBOR + 1.500%) due 04/15/32 § ~	225,000	225,494
3.050% due 05/15/26 ~	44,001	44,239
3.600% due 01/15/37 ~	141,910	141,566
Synchrony Card Funding LLC 2.340% due 06/15/25	430,000	424,944
Synchrony Credit Card Master Note Trust
2.620% due 09/15/23	85,000	84,796
3.360% due 03/15/24	780,000	780,895
Towd Point Mortgage Trust
2.250% due 07/25/56 § ~	40,007	39,249
2.750% due 02/25/55 § ~	24,750	24,804
2.750% due 04/25/55 § ~	35,810	35,859
2.750% due 05/25/55 § ~	36,846	36,773
2.750% due 08/25/55 § ~	37,571	37,089
2.750% due 10/25/56 § ~	48,419	48,741
2.750% due 04/25/57 § ~	102,409	100,448
3.000% due 01/25/58 § ~	76,966	77,795
3.750% due 05/25/58 § ~	101,499	102,019
Verizon Owner Trust
2.530% due 04/20/22 ~	120,000	116,192
2.650% due 09/20/21 ~	100,000	99,680
Volvo Financial Equipment LLC 3.060% due 12/15/25 ~	265,000	257,951
World Omni Auto Receivables Trust 1.640% due 08/17/26	120,000	116,629

Total Asset-Backed Securities (Cost $23,752,124)		23,376,538

SHORT-TERM INVESTMENTS - 2.9%

Commercial Paper - 1.1%

Boeing Co 2.185% due 11/16/20	345,000	332,337
2.343% due 11/04/20	360,000	347,345
Ford Motor Credit Co LLC 3.223% due 07/27/20	260,000	253,405
Syngenta Wilmington Inc 2.368% due 06/25/20	430,000	426,810

		1,359,897

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Money Market Fund - 1.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	2,180,777	$2,180,777

Total Short-Term Investments (Cost $3,561,020)		3,540,674

TOTAL INVESTMENTS - 99.4% (Cost $125,130,799)		121,553,099

DERIVATIVES - 0.3%		402,438

OTHER ASSETS & LIABILITIES, NET - 0.3%		324,571

NET ASSETS - 100.0%		$122,280,108

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	57.1%
Mortgage-Backed Securities	20.3%
Asset-Backed Securities	19.1%
Others (each less than 3.0%)	2.9%

99.4%

Derivatives	0.3%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Open futures contracts outstanding as of March 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/20	216	$46,891,374	$47,602,687	$711,313
U.S. Treasury Ultra 10-Year Notes	06/20	2	294,410	312,063	17,653

					728,966

Short Futures Outstanding
U.S. Treasury 5-Year Notes	06/20	37	4,485,908	4,638,297	(152,389)
U.S. Treasury 10-Year Notes	06/20	35	4,676,384	4,854,063	(177,679)

					(330,068)

Total Futures Contracts					$398,898

(c)	Swap agreements outstanding as of March 31, 2020 were as follows:

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 33 5Y	Q	1.000%	12/20/24	ICE	$861,000	($2,840)	($6,380)	$3,540

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
Centrally Cleared Swap Agreements (1)
Assets	$—	$3,540
Liabilities	(6,380)	—

	($6,380)	$3,540

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2020

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$69,800,424	$—	$69,800,424	$—
	Mortgage-Backed Securities	24,835,463	—	24,835,463	—
	Asset-Backed Securities	23,376,538	—	23,376,538	—
	Short-Term Investments	3,540,674	2,180,777	1,359,897	—
	Derivatives:
	Credit Contracts
	Swaps	3,540	—	3,540	—
	Interest Rate Contracts
	Futures	728,966	728,966	—	—

	Total Assets - Derivatives	732,506	728,966	3,540	—

	Total Assets	122,285,605	2,909,743	119,375,862	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(330,068)	(330,068)	—	—

	Total Liabilities	(330,068)	(330,068)	—	—

	Total	$121,955,537	$2,579,675	$119,375,862	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 20.9%

Argentina - 0.1%

MSU Energy SA 6.875% due 02/01/25 ~	$150,000	$58,502
YPF SA 8.500% due 07/28/25 ~	50,000	26,237

		84,739

Azerbaijan - 0.7%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	437,000	448,222
State Oil Co of the Azerbaijan Republic 6.950% due 03/18/30 ~	200,000	200,500

		648,722

Bahrain - 0.2%

The Oil and Gas Holding Co BSCC 8.375% due 11/07/28 ~	200,000	177,516

Brazil - 2.2%

Braskem Netherlands Finance BV 5.875% due 01/31/50 ~	200,000	156,125
CSN Islands XI Corp 6.750% due 01/28/28 ~	200,000	128,998
NBM US Holdings Inc 7.000% due 05/14/26 ~	400,000	365,847
Petrobras Global Finance BV 5.093% due 01/15/30 ~	176,000	160,380
6.850% due 06/05/15	325,000	310,474
6.875% due 01/20/40	190,000	187,445
Rumo Luxembourg Sarl 5.875% due 01/18/25 ~	200,000	186,249
Vale Overseas Ltd 6.875% due 11/21/36	165,000	184,934
6.875% due 11/10/39	255,000	283,768

		1,964,220

Chile - 1.4%

Corp Nacional del Cobre de Chile 4.375% due 02/05/49 ~	246,000	238,324
4.500% due 08/01/47 ~	275,000	269,926
4.875% due 11/04/44 ~	200,000	204,792
5.625% due 10/18/43 ~	200,000	219,848
Empresa Nacional del Petroleo 4.500% due 09/14/47 ~	200,000	159,383
VTR Finance BV 6.875% due 01/15/24 ~	180,000	164,474

		1,256,747

China - 1.3%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	200,000	210,257
China Evergrande Group 7.500% due 06/28/23 ~	200,000	143,000
China SCE Group Holdings Ltd 5.875% due 03/10/22 ~	200,000	180,495
Scenery Journey Ltd 11.000% due 11/06/20 ~	200,000	190,627
Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	100,000	99,863
6.300% due 11/12/40 ~	100,000	144,014
Sunac China Holdings Ltd 7.500% due 02/01/24 ~	225,000	203,617

		1,171,873

Colombia - 1.3%

Banco de Bogota SA 6.250% due 05/12/26 ~	200,000	190,791

	Principal Amount	Value
Bancolombia SA 4.625% due 12/18/29	$200,000	$176,500
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 336,000,000	75,688
Grupo Aval Ltd 4.375% due 02/04/30 ~	$200,000	161,250
Millicom International Cellular SA 5.125% due 01/15/28 ~	200,000	175,709
6.000% due 03/15/25 ~	200,000	195,001
6.625% due 10/15/26 ~	200,000	190,890

		1,165,829

Congo - 0.2%

HTA Group Ltd 9.125% due 03/08/22 ~	200,000	187,540

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	199,765

India - 0.4%

Bharti Airtel Ltd 4.375% due 06/10/25 ~	200,000	186,564
Greenko Solar Mauritius Ltd 5.550% due 01/29/25 ~	200,000	168,003

		354,567

Indonesia - 1.6%

P.T. Indonesia Asahan Aluminium Persero 5.710% due 11/15/23 ~	200,000	204,811
P.T. Pertamina Persero 4.175% due 01/21/50 ~	283,000	244,459
6.000% due 05/03/42 ~	200,000	212,976
6.500% due 11/07/48 ~	221,000	245,141
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	230,000	233,151
6.150% due 05/21/48 ~	202,000	220,242

		1,360,780

Ireland - 0.6%

C&W Senior Financing DAC 6.875% due 09/15/27 ~	400,000	347,787
7.500% due 10/15/26 ~	200,000	184,607

		532,394

Israel - 0.4%

Teva Pharmaceutical Finance Netherlands III BV 2.800% due 07/21/23	330,000	303,186

Jamaica - 0.1%

Digicel Ltd 6.000% due 04/15/21 ~	200,000	109,492

Kazakhstan - 1.1%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	216,124
Halyk Savings Bank of Kazakhstan JSC 5.500% due 12/21/22 ~	66,249	65,336
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	500,000	522,500
KazMunayGas National Co JSC 5.375% due 04/24/30 ~	200,000	197,800

		1,001,760

Luxembourg - 0.4%

Altice Financing SA 7.500% due 05/15/26 ~	400,000	389,780

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value

Malaysia - 0.3%

Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	$250,000	$257,657

Mexico - 3.9%

Alfa SAB de CV 6.875% due 03/25/44 ~	200,000	182,061
Axtel SAB de CV 6.375% due 11/14/24 ~	200,000	166,355
BBVA Bancomer SA 5.125% due 01/18/33 ~	400,000	334,230
Cemex SAB de CV 5.450% due 11/19/29 ~	225,000	184,444
7.750% due 04/16/26 ~	200,000	180,112
Comision Federal de Electricidad 5.750% due 02/14/42 ~	200,000	187,000
8.180% due 12/23/27 ~	MXN 950,000	37,752
Petroleos Mexicanos 5.350% due 02/12/28	$243,000	169,746
6.350% due 02/12/48	203,000	128,967
6.750% due 09/21/47	853,000	554,190
6.950% due 01/28/60 ~	966,000	655,382
7.190% due 09/12/24 ~	MXN 3,170,000	106,903
7.690% due 01/23/50 ~	$466,000	326,342
Trust Fibra Uno 6.390% due 01/15/50 ~	200,000	186,061

		3,399,545

Morocco - 0.3%

OCP SA 6.875% due 04/25/44 ~	200,000	219,500

Pakistan - 0.2%

The Third Pakistan International Sukuk Co Ltd 5.625% due 12/05/22 ~	200,000	187,622

Peru - 0.3%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 48,000	14,063
Patrimonio EN Fideicomiso 5.750% due 04/03/28 ~	$40,000	35,142
Petroleos del Peru SA 5.625% due 06/19/47 ~	200,000	182,271

		231,476

Philippines - 0.4%

Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	308,000	361,699

Russia - 0.3%

SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	232,000	233,551

Saudi Arabia - 0.2%

Acwa Power Management And Investments One Ltd 5.950% due 12/15/39 ~	200,000	182,000

South Africa - 0.8%

Absa Group Ltd 6.250% due 04/25/28 ~	200,000	176,600

	Principal Amount	Value
Eskom Holdings SOC Ltd 7.125% due 02/11/25 ~	$400,000	$288,158
Gold Fields Orogen Holdings BVI Ltd 6.125% due 05/15/29 ~	200,000	190,110

		654,868

Ukraine - 1.0%

Metinvest BV 7.750% due 04/23/23 ~	200,000	144,000
MHP Lux SA 6.950% due 04/03/26 ~	200,000	162,276
MHP SE 7.750% due 05/10/24 ~	200,000	170,123
Ukreximbank Via Biz Finance PLC 9.750% due 01/22/25 ~	200,000	187,914
VF Ukraine PAT via VFU Funding PLC 6.200% due 02/11/25 ~	200,000	168,000

		832,313

United Kingdom - 0.2%

Standard Chartered Bank 6.625% due 05/17/33 ~	IDR 270,000,000	14,258
8.125% due 05/17/24 ~	369,000,000	23,338
8.250% due 05/19/36 ~	980,000,000	58,544
8.375% due 03/17/34 ~	810,000,000	49,390
9.000% due 03/20/29 ~	311,000,000	20,137
11.000% due 09/17/25 ~	432,000,000	30,431
12.800% due 06/17/21 ~	157,000,000	10,441

		206,539

United States - 0.5%

JBS Investments II GmbH 5.750% due 01/15/28 ~	$400,000	390,420

Venezuela - 0.3%

Petroleos de Venezuela SA 5.375% due 04/12/27 * Y ~	113,000	7,910
8.500% due 10/27/20 Y ~	1,460,500	235,506
9.000% due 11/17/21 * Y ~	239,354	16,755
9.750% due 05/17/35 * Y ~	306,278	21,439
12.750% due 02/17/22 * Y ~	117,000	8,190

		289,800

Total Corporate Bonds & Notes (Cost $20,637,213)		18,355,900

SENIOR LOAN NOTES - 0.7%

United Arab Emirates - 0.7%

Dubai World Corp Term B1 2.000% Cash or 1.750% PIK due 09/30/22	647,498	603,792

Total Senior Loan Notes (Cost $613,395)		603,792

FOREIGN GOVERNMENT BONDS & NOTES - 72.0%

Angola - 0.7%

Angolan Government 8.000% due 11/26/29 ~	281,000	117,318
8.250% due 05/09/28 ~	200,000	83,313
9.125% due 11/26/49 ~	400,000	162,272
9.375% due 05/08/48 ~	400,000	159,495
9.500% due 11/12/25 ~	232,000	99,962

		622,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Argentina - 2.3%

Argentina POM Politica Monetaria 38.041% (ARS Reference + 0.000%) due 06/21/20 § Ω	ARS 13,175,899	$98,276
Argentine Republic Government 3.750% due 12/31/38 §	$726,217	220,272
4.625% due 01/11/23	702,000	203,587
5.625% due 01/26/22	565,000	166,675
5.875% due 01/11/28	389,000	106,395
6.875% due 04/22/21	1,247,000	364,748
6.875% due 01/11/48	1,267,000	334,184
7.500% due 04/22/26	443,000	125,152
7.625% due 04/22/46	527,000	137,025
8.280% due 12/31/33	420,600	151,025
Bonos del Tesoro Nacional en Pesos Badlar 36.860% (ARS Deposit + 2.000%) due 04/03/22 § Ω	ARS 4,931,267	39,900
Ciudad Autonoma De Buenos Aires 37.886% (ARS Deposit + 3.250%) due 03/29/24 § Ω	2,641,873	20,925
Provincia de Buenos Aires 37.596% (ARS Deposit + 3.750%) due 04/12/25 § ~ Ω	3,804,000	26,011

		1,994,175

Bahrain - 0.6%

Bahrain Government 7.000% due 10/12/28 ~	$200,000	183,273
7.500% due 09/20/47 ~	402,000	340,152

		523,425

Belarus - 0.7%

Republic of Belarus 6.200% due 02/28/30 ~	200,000	182,955
6.875% due 02/28/23 ~	260,000	256,001
7.625% due 06/29/27 ~	200,000	201,778

		640,734

Brazil - 6.4%

Brazil Letras do Tesouro Nacional 4.879% due 07/01/22	BRL 1,135,000	196,213
5.842% due 07/01/23	13,439,000	2,150,326
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/27	6,840,000	1,504,047
10.000% due 01/01/29	2,441,000	539,380
10.000% due 01/01/31	2,520,000	602,477
Brazilian Government 4.625% due 01/13/28	$200,000	213,800
5.625% due 01/07/41	100,000	102,601
7.125% due 01/20/37	130,000	154,185
8.250% due 01/20/34	90,000	114,751

		5,577,780

Chile - 0.6%

Bonos de la Tesoreria de la Republica 1.500% due 03/01/26 ^	CLP 286,011,500	360,627
1.900% due 09/01/30 ^	14,300,575	19,145
2.000% due 03/01/35 ^	14,300,600	19,438
Bonos de la Tesoreria de la Republica en pesos 4.700% due 09/01/30 ~	130,000,000	166,916

		566,126

Colombia - 3.5%

Colombia Government 3.875% due 04/25/27	$220,000	219,239
4.000% due 02/26/24	200,000	203,132
5.000% due 06/15/45	200,000	207,000
5.625% due 02/26/44	200,000	221,561
6.125% due 01/18/41	283,000	327,103
7.375% due 09/18/37	110,000	138,084
8.125% due 05/21/24	290,000	337,118

	Principal Amount	Value
Colombian TES 4.750% due 02/23/23 ^	COP 1,240,907,286	$326,972
5.750% due 11/03/27	66,900,000	15,284
6.000% due 04/28/28	128,200,000	29,477
6.250% due 11/26/25	119,600,000	28,558
7.000% due 05/04/22	1,656,100,000	423,461
7.250% due 10/18/34	495,200,000	122,373
7.500% due 08/26/26	1,168,100,000	294,613
10.000% due 07/24/24	700,000,000	197,047

		3,091,022

Costa Rica - 0.4%

Costa Rica Government 5.625% due 04/30/43 ~	$200,000	146,061
6.125% due 02/19/31 ~	200,000	169,900

		315,961

Croatia - 0.7%

Croatia Government 6.000% due 01/26/24 ~	310,000	336,505
6.625% due 07/14/20 ~	260,000	262,039

		598,544

Czech Republic - 0.5%

Czech Republic Government 0.950% due 05/15/30 ~	CZK 1,690,000	65,406
1.000% due 06/26/26 ~	130,000	5,204
2.000% due 10/13/33	8,180,000	338,358
4.200% due 12/04/36 ~	240,000	13,153

		422,121

Dominican Republic - 2.8%

Dominican Republic 5.500% due 01/27/25 ~	$100,000	96,875
5.875% due 04/18/24 ~	325,000	322,967
6.000% due 07/19/28 ~	436,000	413,569
6.600% due 01/28/24 ~	200,000	197,751
6.850% due 01/27/45 ~	795,000	737,362
6.875% due 01/29/26 ~	440,000	441,559
7.450% due 04/30/44 ~	130,000	127,400
7.500% due 05/06/21 ~	109,339	109,668

		2,447,151

Ecuador - 2.7%

Ecuador Government 7.875% due 01/23/28 ~	939,000	266,883
7.950% due 06/20/24 ~	568,000	161,880
8.750% due 06/02/23 ~	258,000	77,400
8.875% due 10/23/27 ~	966,000	247,547
9.500% due 03/27/30 ~	747,000	224,100
9.625% due 06/02/27 ~	650,000	178,750
9.650% due 12/13/26 ~	1,491,000	395,115
10.750% due 03/28/22 ~	1,106,000	347,019
10.750% due 01/31/29 ~	1,551,000	445,912

		2,344,606

Egypt - 2.5%

Egypt Government 6.588% due 02/21/28 ~	400,000	342,500
7.500% due 01/31/27 ~	464,000	423,783
7.600% due 03/01/29 ~	488,000	438,575
7.903% due 02/21/48 ~	300,000	244,873
8.500% due 01/31/47 ~	447,000	368,615
8.700% due 03/01/49 ~	339,000	283,021
15.900% due 07/02/24	EGP 730,000	49,680
16.100% due 05/07/29	731,000	52,405

		2,203,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
El Salvador - 1.6%

El Salvador Government 5.875% due 01/30/25 ~	$153,000	$135,595
6.375% due 01/18/27 ~	425,000	375,506
7.125% due 01/20/50 ~	284,000	221,236
7.625% due 02/01/41 ~	300,000	249,095
7.650% due 06/15/35 ~	149,000	128,185
8.250% due 04/10/32 ~	142,000	130,818
8.625% due 02/28/29 ~	201,000	196,687

		1,437,122

Gabon - 0.9%

Gabon Government 6.375% due 12/12/24 ~	453,000	317,666
6.625% due 02/06/31 ~	705,000	436,279

		753,945

Ghana - 0.8%

Ghana Government 7.625% due 05/16/29 ~	200,000	144,709
8.125% due 03/26/32 ~	200,000	142,741
8.627% due 06/16/49 ~	200,000	141,521
8.950% due 03/26/51 ~	326,000	231,709

		660,680

Hungary - 1.3%

Hungary Government 3.000% due 10/27/27	HUF 14,560,000	47,046
3.000% due 08/21/30	60,920,000	190,726
5.375% due 02/21/23	$262,000	282,587
5.375% due 03/25/24	154,000	170,050
5.750% due 11/22/23	220,000	242,930
6.750% due 10/22/28	HUF 32,050,000	129,668
7.625% due 03/29/41	$30,000	46,953

		1,109,960

India - 0.2%

Export-Import Bank of India 4.000% due 01/14/23 ~	$200,000	201,046

Indonesia - 5.7%

Indonesia Government 4.125% due 01/15/25 ~	200,000	206,396
4.750% due 07/18/47 ~	200,000	210,158
5.125% due 01/15/45 ~	200,000	224,041
5.250% due 01/17/42 ~	200,000	229,606
5.250% due 01/08/47 ~	221,000	245,810
5.950% due 01/08/46 ~	200,000	236,966
6.625% due 02/17/37 ~	100,000	126,550
7.750% due 01/17/38 ~	130,000	180,645
8.500% due 10/12/35 ~	100,000	144,064
Indonesia Treasury 6.125% due 05/15/28	IDR 1,352,000,000	73,056
6.625% due 05/15/33	3,646,000,000	192,538
7.000% due 05/15/27	5,122,000,000	299,492
7.000% due 09/15/30	4,192,000,000	240,956
7.500% due 08/15/32	3,906,000,000	221,560
7.500% due 06/15/35	2,582,000,000	148,703
7.500% due 05/15/38	689,000,000	38,441
8.250% due 05/15/29	8,136,000,000	507,552
8.250% due 05/15/36	2,421,000,000	144,628
8.375% due 03/15/24	5,770,000,000	368,516
8.375% due 09/15/26	7,888,000,000	499,259
8.375% due 04/15/39	3,886,000,000	239,026
Perusahaan Penerbit SBSN Indonesia III 4.550% due 03/29/26 ~	$200,000	206,190

		4,984,153

	Principal Amount	Value
Ivory Coast - 0.7%

Ivory Coast Government
5.875% due 10/17/31 ~	EUR 225,000	$213,086
6.375% due 03/03/28 ~	$200,000	184,276
6.875% due 10/17/40 ~	EUR 229,000	217,774

		615,136

Kenya - 0.5%

Kenya Government 8.000% due 05/22/32 ~	$246,000	228,162
8.250% due 02/28/48 ~	200,000	185,617

		413,779

Lebanon - 0.9%

Lebanon Government 5.800% due 04/14/20 * Y ~	312,000	61,776
6.000% due 01/27/23 Y ~	60,000	11,732
6.100% due 10/04/22 Y ~	1,046,000	201,355
6.150% due 06/19/20 Y	540,000	104,533
6.375% due 03/09/21 Y	438,000	87,600
6.600% due 11/27/26 Y ~	152,000	29,488
6.850% due 03/23/27 Y ~	421,000	81,144
7.000% due 03/23/32 Y ~	253,000	49,224
7.050% due 11/02/35 Y ~	9,000	1,742
7.250% due 03/23/37 * Y ~	159,000	29,326
8.250% due 04/12/21 Y ~	873,000	170,217

		828,137

Malaysia - 1.4%

Malaysia Government 3.478% due 06/14/24	MYR 1,634,000	385,913
3.733% due 06/15/28	530,000	124,967
3.828% due 07/05/34	524,000	122,999
3.844% due 04/15/33	73,000	17,235
3.885% due 08/15/29	185,000	44,618
3.899% due 11/16/27	51,000	12,177
3.900% due 11/30/26	512,000	122,580
3.906% due 07/15/26	510,000	122,218
4.181% due 07/15/24	217,000	52,496
4.232% due 06/30/31	201,000	48,667
4.498% due 04/15/30	527,000	129,248
4.642% due 11/07/33	180,000	45,503
4.921% due 07/06/48	66,000	17,171
4.935% due 09/30/43	28,000	7,211

		1,253,003

Mexico - 2.9%

Mexican Bonos 7.500% due 06/03/27	MXN 1,720,000	73,764
7.750% due 11/23/34	7,130,000	306,771
8.000% due 11/07/47	5,100,000	214,883
8.500% due 05/31/29	6,840,000	311,478
8.500% due 11/18/38	8,040,000	358,488
10.000% due 12/05/24	13,950,000	665,054
Mexico Government 4.750% due 03/08/44	$126,000	128,205
5.550% due 01/21/45	151,000	170,781
5.750% due 10/12/10	168,000	174,932
6.050% due 01/11/40	92,000	109,956

		2,514,312

Morocco - 0.4%

Morocco Government 4.250% due 12/11/22 ~	320,000	318,566

Nigeria - 0.8%

Nigeria Government 6.500% due 11/28/27 ~	200,000	139,966
7.625% due 11/28/47 ~	374,000	251,291
8.747% due 01/21/31 ~	200,000	145,550
9.248% due 01/21/49 ~	200,000	142,350

		679,157

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Oman - 0.8%

Oman Government 6.500% due 03/08/47 ~	$600,000	$395,311
6.750% due 01/17/48 ~	466,000	311,055

		706,366

Pakistan - 1.2%

Pakistan Government 6.875% due 12/05/27 ~	600,000	501,450
8.250% due 04/15/24 ~	459,000	408,349
8.250% due 09/30/25 ~	200,000	176,173

		1,085,972

Panama - 1.2%

Panama Government 4.300% due 04/29/53	200,000	217,313
4.500% due 05/15/47	200,000	221,063
6.700% due 01/26/36	206,000	266,578
8.875% due 09/30/27	116,000	157,882
9.375% due 04/01/29	118,000	168,274

		1,031,110

Paraguay - 0.2%

Paraguay Government 4.625% due 01/25/23 ~	200,000	203,002

Peru - 2.9%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 236,000	73,405
Peruvian Government 5.350% due 08/12/40 ~	523,000	147,752
5.400% due 08/12/34 ~	767,000	223,465
5.625% due 11/18/50	$520,000	780,159
6.950% due 08/12/31 ~	PEN 1,595,000	533,810
7.350% due 07/21/25	$278,000	354,104
8.750% due 11/21/33	288,000	459,003

		2,571,698

Philippines - 1.2%

Philippine Government 6.375% due 10/23/34	200,000	267,089
7.750% due 01/14/31	270,000	383,760
9.500% due 02/02/30	170,000	257,098
10.625% due 03/16/25	123,000	162,419

		1,070,366

Poland - 1.2%

Republic of Poland 2.750% due 04/25/28	PLN 1,011,000	263,052
2.750% due 10/25/29	3,073,000	814,541

		1,077,593

Qatar - 2.5%

Qatar Government 3.250% due 06/02/26 ~	$400,000	406,078
4.000% due 03/14/29 ~	338,000	362,873
4.817% due 03/14/49 ~	735,000	869,254
5.103% due 04/23/48 ~	446,000	543,014

		2,181,219

Romania - 0.5%

Romanian Government 3.375% due 01/28/50 ~	EUR 92,000	91,158
4.375% due 08/22/23 ~	$184,000	190,838
6.125% due 01/22/44 ~	38,000	43,873
6.750% due 02/07/22 ~	104,000	109,006

		434,875

	Principal Amount	Value
Russia - 3.3%

Russia Federal 6.900% due 05/23/29	RUB 12,484,000	$162,130
7.050% due 01/19/28	19,434,000	254,318
7.250% due 05/10/34	1,769,000	23,550
7.400% due 07/17/24	12,036,000	158,456
7.700% due 03/23/33	22,247,000	307,096
7.750% due 09/16/26	24,385,000	330,294
7.950% due 10/07/26	3,126,000	42,760
8.500% due 09/17/31	30,324,000	441,872
Russia Foreign 4.375% due 03/21/29 ~	$200,000	214,488
4.375% due 03/21/29 ~	400,000	428,975
5.250% due 06/23/47 ~	400,000	485,920

		2,849,859

Saudi Arabia - 1.3%

Saudi Government 3.750% due 01/21/55 ~	258,000	238,717
5.000% due 04/17/49 ~	400,000	433,774
5.250% due 01/16/50 ~	400,000	449,499

		1,121,990

South Africa - 2.2%

Republic of South Africa Government 4.300% due 10/12/28	435,000	358,660
5.650% due 09/27/47	230,000	170,775
5.750% due 09/30/49	250,000	182,495
5.875% due 05/30/22	103,000	104,939
7.000% due 02/28/31	ZAR 339,000	14,024
8.000% due 01/31/30	5,584,000	256,339
8.250% due 03/31/32	5,959,000	265,124
8.750% due 01/31/44	1,792,140	75,887
8.750% due 02/28/48	6,653,450	279,392
8.875% due 02/28/35	1,333,690	60,158
9.000% due 01/31/40	3,027,760	133,273
10.500% due 12/21/26	331,000	18,900

		1,919,966

Sri Lanka - 0.8%

Sri Lanka Government 6.825% due 07/18/26 ~	$200,000	124,000
7.550% due 03/28/30 ~	465,000	265,066
7.850% due 03/14/29 ~	502,000	301,218

		690,284

Suriname - 0.1%

Republic of Suriname 9.250% due 10/26/26 ~	200,000	108,214

Thailand - 0.7%

Thailand Government 2.875% due 06/17/46	THB 333,000	11,077
3.300% due 06/17/38	5,804,000	213,775
3.400% due 06/17/36	3,361,000	125,855
3.600% due 06/17/67	4,149,000	161,293
3.775% due 06/25/32	3,394,000	127,405

		639,405

Turkey - 3.8%

Turkey Government 3.000% due 02/23/22 ^	TRY 319,735	48,386
3.250% due 03/23/23	$200,000	179,339
4.250% due 03/13/25	605,000	518,697
4.875% due 04/16/43	200,000	139,984
5.600% due 11/14/24	422,000	388,609
5.625% due 03/30/21	100,000	99,575
5.750% due 03/22/24	200,000	186,860
5.750% due 05/11/47	200,000	148,043
6.000% due 03/25/27	200,000	179,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
6.125% due 10/24/28	$200,000	$176,578
6.250% due 09/26/22	200,000	195,354
6.350% due 08/10/24	200,000	190,133
6.750% due 05/30/40	108,000	92,518
6.875% due 03/17/36	50,000	44,305
7.000% due 06/05/20	91,000	91,188
7.250% due 12/23/23	200,000	196,186
7.375% due 02/05/25	130,000	128,103
10.500% due 08/11/27	TRY 240,000	32,263
10.600% due 02/11/26	722,000	98,803
10.700% due 08/17/22	1,019,000	149,770
11.000% due 02/24/27	81,000	11,170

		3,294,864

Ukraine - 3.3%

Ukraine Government 7.375% due 09/25/32 ~	$1,219,000	1,112,348
7.750% due 09/01/22 ~	100,000	95,123
7.750% due 09/01/23 ~	214,000	201,476
7.750% due 09/01/24 ~	103,000	95,280
7.750% due 09/01/25 ~	601,000	549,314
7.750% due 09/01/26 ~	200,000	184,750
7.750% due 09/01/27 ~	126,000	115,895
8.994% due 02/01/24 ~	312,000	289,950
9.750% due 11/01/28 ~	200,000	195,222
15.840% due 02/26/25 ~	UAH 1,247,000	39,739
16.000% due 08/11/21 ~	413,000	14,207
17.000% due 05/11/22 ~	397,000	13,567
17.250% due 01/05/22 ~	365,000	12,635

		2,919,506

United Arab Emirates - 0.2%

Abu Dhabi Government 3.125% due 09/30/49 ~	$200,000	187,000

Uruguay - 1.6%

Uruguay Government 4.125% due 11/20/45	151,548	156,142
4.375% due 12/15/28 ^	UYU 849,719	19,866
4.975% due 04/20/55	$384,082	438,935
5.100% due 06/18/50	130,000	149,378
7.625% due 03/21/36	177,000	246,750
7.875% due 01/15/33	225,000	311,862
8.500% due 03/15/28 ~	UYU 2,269,000	42,440
9.875% due 06/20/22 ~	1,102,000	23,998

		1,389,371

Venezuela - 0.3%

Venezuela Government 7.750% due 10/13/20 * Y ~	$85,000	8,500
8.250% due 10/13/24 * Y ~	166,100	16,610
9.000% due 05/07/23 * Y ~	73,000	7,300
9.250% due 09/15/27 * Y	252,000	25,200
9.250% due 05/07/28 * Y ~	121,000	12,100
11.750% due 10/21/26 * Y ~	768,700	76,870
11.950% due 08/05/31 * Y ~	1,255,900	125,590
12.750% due 08/23/22 * Y ~	211,000	21,100

		293,270

Zambia - 0.2%

Zambia Government 8.500% due 04/14/24 ~	200,000	80,959
8.970% due 07/30/27 ~	307,000	121,660

		202,619

Total Foreign Government Bonds & Notes (Cost $72,822,517)		63,095,002

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 4.5%

Foreign Government Issues - 0.3%

Argentina Treasury Bill (Argentina) 0.000% due 05/13/20 Ω	ARS 2,828,259	$21,456
0.000% due 07/29/20 Ω	1,310,601	16,911
0.000% due 08/27/20 Ω	1,547,638	16,142
0.000% due 10/29/20 Ω	5,244,404	55,591
Uruguay Monetary Regulation Bill (Uruguay) 9.772% due 07/03/20	UYU 2,903,000	65,833
10.419% due 12/08/21	573,000	11,257
10.631% due 06/09/21	669,000	13,777
10.672% due 03/10/21	864,000	18,241
13.473% due 02/05/21	363,000	7,571
13.560% due 02/19/21	299,000	6,202
13.910% due 12/18/20	146,000	3,089

		236,070

	Shares
Money Market Fund - 4.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,694,654	3,694,654

Total Short-Term Investments (Cost $4,066,569)		3,930,724

TOTAL INVESTMENTS - 98.1% (Cost $98,139,694)		85,985,418

DERIVATIVES - (0.8%)		(704,282)

OTHER ASSETS & LIABILITIES, NET - 2.7%		2,341,531

NET ASSETS - 100.0%		$87,622,667

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	72.0%
Corporate Bonds & Notes	20.9%
Short-Term Investments	4.5%
Others (each less than 3.0%)	0.7%

	98.1%
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	2.7%

	100.0%

(b)	As of March 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	8.6%
Indonesia	7.3%
Mexico	6.8%
Colombia	4.8%
United States (Includes Short-Term Investments)	4.7%
Ukraine	4.3%
Turkey	3.8%
Russia	3.6%
Peru	3.2%
Others (each less than 3.0%)	51.0%

	98.1%
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	2.7%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

(c)

Investments with a total aggregate value of $295,212 or 0.3% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Investments with a total aggregate value of $1,411,207 or 1.6% of the Fund’s net assets were in default as of March 31, 2020.

(e)	Forward foreign currency contracts outstanding as of March 31, 2020 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	1,941,075	USD	440,413	04/20	HSB	$—	($66,900)
BRL	5,733,711	USD	1,130,575	04/20	JPM	—	(27,263)
BRL	5,759,940	USD	1,130,575	05/20	DUB	—	(24,718)
BRL	6,778,116	USD	1,334,052	05/20	HSB	—	(32,714)
CLP	129,057,689	USD	150,724	04/20	CSF	194	—
CLP	122,447,650	USD	146,600	04/20	MSC	—	(3,412)
CNH	1,480,174	USD	209,759	04/20	DUB	—	(1,129)
CNH	15,418,472	USD	2,178,887	04/20	HSB	—	(5,659)
CNH	7,401,551	USD	1,061,763	05/20	HSB	—	(18,857)
CNY	7,238,000	USD	1,022,751	04/20	HSB	—	(1,550)
COP	1,801,185,120	USD	450,240	04/20	BSC	—	(7,779)
CZK	15,934,038	USD	636,080	04/20	BNP	5,096	—
CZK	4,325,024	USD	189,646	04/20	JPM	—	(15,610)
CZK	9,968,598	USD	427,883	04/20	SCB	—	(26,752)
CZK	2,594,320	USD	101,794	05/20	BRC	2,661	—
HUF	152,523,076	USD	470,642	04/20	BNP	—	(3,978)
HUF	94,287,770	USD	293,070	04/20	HSB	—	(4,585)
IDR	3,300,260,000	USD	200,000	04/20	BNP	1,703	—
IDR	4,220,587,886	USD	304,956	04/20	JPM	—	(47,005)
IDR	2,404,987,885	USD	140,437	05/20	DUB	5,972	—
ILS	369,727	USD	102,830	04/20	HSB	1,677	—
ILS	552,567	USD	152,189	04/20	MSC	3,999	—
INR	36,571,188	USD	486,481	05/20	ANZ	—	(9,732)
INR	71,705,541	USD	927,659	05/20	BRC	7,108	—
KRW	2,371,761,591	USD	1,980,995	04/20	HSB	—	(33,315)
MXN	3,090,986	USD	128,240	04/20	DUB	1,462	—
MXN	25,805,727	USD	1,347,859	04/20	MER	—	(265,018)
MXN	48,186,917	USD	1,908,600	04/20	MSC	113,384	—
MYR	1,033,489	USD	248,047	04/20	DUB	—	(8,259)
PEN	929,865	USD	279,659	04/20	CSF	—	(9,070)
PHP	7,119,055	USD	138,100	04/20	DUB	807	—
PHP	13,371,707	USD	261,125	04/20	SCB	—	(217)
PLN	4,042,592	USD	1,018,157	04/20	BNP	—	(41,143)
PLN	3,716,956	USD	894,750	04/20	CIT	3,565	—
PLN	989,345	USD	258,456	04/20	MER	—	(19,351)
PLN	530,035	USD	124,786	05/20	BNP	3,298	—
RON	1,399,442	USD	317,100	04/20	CIT	1,355	—
RON	389,044	USD	90,086	04/20	JPM	—	(1,556)
RON	932,822	USD	209,505	05/20	MER	2,388	—
RON	937,210	USD	210,870	06/20	JPM	1,565	—
RUB	808,000	USD	12,001	04/20	BNP	—	(1,691)
RUB	30,004,183	USD	375,850	04/20	BRC	6,989	—
RUB	58,900,600	USD	931,300	04/20	HSB	—	(179,758)
RUB	82,156,584	USD	1,036,310	04/20	SCB	11,967	—
RUB	62,436,892	USD	958,200	05/20	MER	—	(165,821)
SGD	754,292	USD	526,260	04/20	BNP	4,707	—
SGD	1,344,863	USD	966,811	04/20	HSB	—	(20,124)
THB	6,932,543	USD	218,029	04/20	DUB	—	(6,759)
THB	18,968,240	USD	578,300	04/20	HSB	—	(242)
THB	9,224,407	USD	290,657	04/20	JPM	—	(9,543)
THB	6,772,660	USD	213,730	04/20	MER	—	(7,333)
THB	2,144,706	USD	65,248	05/20	BNP	119	—
THB	6,000,000	USD	190,186	05/20	BRC	—	(7,316)
THB	3,000,000	USD	95,178	05/20	DUB	—	(3,743)
THB	1,000,000	USD	30,359	05/20	HSB	119	—
TRY	2,742,547	USD	425,020	04/20	CIT	—	(14,133)
TRY	2,588,258	USD	394,371	04/20	HSB	—	(6,599)
TWD	23,423,156	USD	780,824	04/20	BNP	—	(2,827)
TWD	13,179,797	USD	440,060	04/20	CIT	—	(2,295)
UAH	1,334,370	USD	44,700	04/20	MER	2,514	—
UAH	1,567,190	USD	53,000	05/20	BRC	1,755	—
UAH	1,256,224	USD	42,440	05/20	GSC	1,259	—
UAH	1,156,020	USD	39,630	05/20	JPM	583	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
UAH	1,031,087	USD	34,900	05/20	MER	$1,393	$—
USD	180,000	BRL	896,670	04/20	DUB	7,458	—
USD	1,336,248	BRL	6,778,116	04/20	HSB	31,965	—
USD	1,111,294	BRL	5,659,819	05/20	BSC	24,659	—
USD	1,102,073	BRL	5,560,619	05/20	JPM	34,484	—
USD	65,978	CLP	55,147,973	04/20	BSC	1,489	—
USD	25,000	CLP	20,592,500	04/20	CSF	919	—
USD	71,077	CLP	54,836,340	04/20	JPM	6,952	—
USD	35,000	CLP	29,935,500	04/20	MER	—	(6)
USD	1,029,503	CNY	7,238,000	04/20	HSB	8,303	—
USD	207,781	COP	696,525,010	04/20	BRC	36,680	—
USD	70,000	COP	246,748,600	04/20	CIT	9,386	—
USD	60,000	COP	246,360,000	04/20	DUB	—	(518)
USD	665,957	COP	2,679,812,256	04/20	JPM	7,662	—
USD	158,995	CZK	4,033,482	04/20	CIT	—	(3,310)
USD	197,550	CZK	4,605,537	04/20	MER	12,226	—
USD	382,596	EUR	344,495	04/20	BNP	2,418	—
USD	94,106	EUR	85,475	04/20	DUB	—	(223)
USD	52,281	EUR	47,156	04/20	JPM	240	—
USD	70,000	HUF	21,005,908	04/20	MER	5,730	—
USD	1,558	IDR	25,291,224	04/20	BRC	12	—
USD	2,944	IDR	50,457,708	04/20	DUB	—	(140)
USD	3,137	IDR	51,010,410	04/20	MER	19	—
USD	45,000	KRW	53,532,000	04/20	DUB	1,040	—
USD	130,000	KRW	160,576,000	04/20	MSC	—	(1,864)
USD	235,000	MXN	5,398,045	04/20	BNP	8,491	—
USD	65,000	MXN	1,296,100	04/20	BRC	10,614	—
USD	766,939	MXN	19,377,490	04/20	HSB	—	(46,165)
USD	114,989	MYR	490,626	04/20	DUB	1,154	—
USD	300,846	PEN	1,042,734	04/20	DUB	—	(2,588)
USD	45,000	PHP	2,337,300	04/20	MER	—	(605)
USD	527,827	PLN	2,156,457	04/20	BNP	6,654	—
USD	90,547	PLN	351,985	04/20	BRC	5,479	—
USD	36,320	PLN	143,512	04/20	HSB	1,636	—
USD	139,000	PLN	552,017	04/20	JPM	5,588	—
USD	30,000	RON	129,330	04/20	CIT	570	—
USD	19,154	RUB	1,425,725	04/20	CSF	962	—
USD	13,217	RUB	1,079,129	04/20	MER	—	(552)
USD	151,653	RUB	11,556,436	04/20	MSC	4,199	—
USD	135,000	SGD	190,573	04/20	MSC	850	—
USD	115,000	TWD	3,452,070	04/20	ANZ	340	—
USD	53,679	UAH	1,334,370	04/20	MER	6,465	—
USD	53,031	UAH	1,333,339	05/20	CIT	6,438	—
USD	8,371	UAH	214,380	05/20	JPM	914	—
USD	70,276	UAH	1,775,242	05/20	MER	8,098	—
USD	632,905	ZAR	11,076,215	04/20	DUB	16,594	—
USD	30,900	ZAR	540,539	04/20	HSB	823	—
USD	162,004	ZAR	2,834,904	04/20	JPM	4,262	—
ZAR	2,780,489	USD	182,258	04/20	MER	—	(27,544)
ZAR	5,530,766	USD	316,380	04/20	MSC	—	(8,633)

Total Forward Foreign Currency Contracts						$469,412	($1,195,904)

(f)	Swap agreements outstanding as of March 31, 2020 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate / Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.400%	6-Month PLN-WIBOR	A / S	LCH	03/26/23	PLN 1,060,000	$12,538	$—	$12,538
2.535%	7-Day CNY-RRR	Q / Q	LCH	03/18/25	CNY 751,180	1,516	—	1,516
2.575%	7-Day CNY-RRR	Q / Q	LCH	03/18/25	1,437,000	3,285	—	3,285
2.580%	7-Day CNY-RRR	Q / Q	LCH	03/18/25	1,376,000	3,191	—	3,191
2.582%	7-Day CNY-RRR	Q / Q	LCH	03/18/25	721,000	1,680	—	1,680

						$22,210	$—	$22,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2020

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
Centrally Cleared Swap Agreements (1)
Assets	$—	$22,210
Liabilities	—	—

	$—	$22,210

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$18,355,900	$—	$18,355,900	$—
	Senior Loan Notes	603,792	—	603,792	—
	Foreign Government Bonds & Notes	63,095,002	—	63,095,002	—
	Short-Term Investments	3,930,724	3,694,654	236,070	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	469,412	—	469,412	—
	Interest Rate Contracts
	Swaps	22,210	—	22,210	—

	Total Assets - Derivatives	491,622	—	491,622	—

	Total Assets	86,477,040	3,694,654	82,782,386	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,195,904)	—	(1,195,904)	—

	Total Liabilities	(1,195,904)	—	(1,195,904)	—

	Total	$85,281,136	$3,694,654	$81,586,482	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 96.4%

Communications - 2.4%

Cardlytics Inc *	1,948	$68,102
Etsy Inc *	2,464	94,716
Limelight Networks Inc *	7,170	40,869
Lyft Inc ‘A’ *	3,359	90,189
Q2 Holdings Inc *	2,160	127,570

		421,446

Consumer, Cyclical - 9.1%

Carvana Co *	1,215	66,934
Deckers Outdoor Corp *	971	130,114
Freshpet Inc *	4,018	256,630
LGI Homes Inc *	4,177	188,592
Malibu Boats Inc ‘A’ *	5,200	149,708
National Vision Holdings Inc *	5,534	107,470
Peloton Interactive Inc ‘A’ *	3,372	89,527
Planet Fitness Inc ‘A’ *	2,273	110,695
Wingstop Inc	3,100	247,070
YETI Holdings Inc *	13,937	272,050

		1,618,790

Consumer, Non-Cyclical - 43.3%

10X Genomics Inc ‘A’ *	2,864	178,484
Acceleron Pharma Inc *	2,217	199,242
Arena Pharmaceuticals Inc *	2,428	101,976
Argenx SE ADR (Netherlands) *	1,775	233,821
Avalara Inc *	2,171	161,957
Axonics Modulation Technologies Inc *	4,280	108,755
Blueprint Medicines Corp *	2,553	149,299
Bridgebio Pharma Inc *	8,469	245,601
Bright Horizons Family Solutions Inc *	804	82,008
Chegg Inc *	10,104	361,521
ChemoCentryx Inc *	4,087	164,216
Coherus Biosciences Inc *	6,078	98,585
CRISPR Therapeutics AG (Switzerland) *	2,567	108,866
Deciphera Pharmaceuticals Inc *	1,885	77,605
Forty Seven Inc *	2,735	260,974
FTI Consulting Inc *	1,204	144,203
Grocery Outlet Holding Corp *	3,506	120,396
Guardant Health Inc *	2,504	174,278
GW Pharmaceuticals PLC ADR (United Kingdom) *	1,068	93,525
Helen of Troy Ltd *	1,545	222,526
Inspire Medical Systems Inc *	4,218	254,261
Insulet Corp *	1,474	244,212
Iovance Biotherapeutics Inc *	5,159	154,435
iRhythm Technologies Inc *	2,010	163,513
Karuna Therapeutics Inc *	1,707	122,904
Masimo Corp *	1,525	270,108
Mirati Therapeutics Inc *	3,064	235,530
Myovant Sciences Ltd *	7,047	53,205
Natera Inc *	3,148	93,999
Nevro Corp *	2,864	286,343
NextCure Inc *	2,288	84,816
Paylocity Holding Corp *	2,548	225,039
Penumbra Inc *	1,434	231,347
PTC Therapeutics Inc *	2,164	96,536
Quanta Services Inc	4,324	137,201
Repligen Corp *	2,899	279,869
Rocket Pharmaceuticals Inc *	7,495	104,555
Sarepta Therapeutics Inc *	1,749	171,087
Strategic Education Inc	1,756	245,419
Teladoc Health Inc *	2,661	412,482
The Boston Beer Co Inc ‘A’ *	512	188,191
Turning Point Therapeutics Inc *	3,062	136,749
uniQure NV (Netherlands) *	1,762	83,607
Zymeworks Inc (Canada) *	2,758	97,826

		7,661,072

	Shares	Value
Energy - 1.4%

SolarEdge Technologies Inc *	3,019	$247,196

Financial - 6.9%

Assetmark Financial Holdings Inc *	8,561	174,559
eHealth Inc *	3,334	469,494
Goosehead Insurance Inc ‘A’ *	3,369	150,358
Pagseguro Digital Ltd ‘A’ (Brazil) *	5,066	97,926
Redfin Corp *	15,066	232,318
Western Alliance Bancorp	3,007	92,044

		1,216,699

Industrial - 11.7%

AeroVironment Inc *	1,666	101,559
Axon Enterprise Inc *	4,103	290,369
Comtech Telecommunications Corp	595	7,908
Evoqua Water Technologies Corp *	11,511	129,038
Federal Signal Corp	9,922	270,672
Generac Holdings Inc *	4,576	426,346
MasTec Inc *	3,045	99,663
Novanta Inc *	1,509	120,539
Tetra Tech Inc	2,936	207,340
Trex Co Inc *	2,517	201,712
Universal Display Corp	982	129,408
XPO Logistics Inc *	1,656	80,730

		2,065,284

Technology - 21.6%

Alteryx Inc ‘A’ *	2,070	197,002
Appian Corp *	3,151	126,765
Blackline Inc *	2,796	147,098
Cirrus Logic Inc *	2,323	152,458
Coupa Software Inc *	1,488	207,918
Endava PLC ADR (United Kingdom) *	650	22,854
Everbridge Inc *	2,744	291,852
Five9 Inc *	5,627	430,240
Globant SA (Argentina) *	2,304	202,476
HubSpot Inc *	751	100,026
Inphi Corp *	6,212	491,804
Lumentum Holdings Inc *	3,445	253,897
Medallia Inc *	4,024	80,641
MKS Instruments Inc	2,867	233,517
Monolithic Power Systems Inc	2,323	389,010
Semtech Corp *	2,810	105,375
Silicon Laboratories Inc *	1,196	102,150
SVMK Inc *	20,835	281,481

		3,816,564

Total Common Stocks (Cost $15,240,144)		17,047,051

SHORT-TERM INVESTMENT - 3.8%

Money Market Fund - 3.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	680,871	680,871

Total Short-Term Investment (Cost $680,871)		680,871

TOTAL INVESTMENTS - 100.2% (Cost $15,921,015)		17,727,922

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(37,116)

NET ASSETS - 100.0%		$17,690,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	43.3%
Technology	21.6%
Industrial	11.7%
Consumer, Cyclical	9.1%
Financial	6.9%
Short-Term Investment	3.8%
Others (each less than 3.0%)	3.8%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$17,047,051	$17,047,051	$—	$—
	Short-Term Investment	680,871	680,871	—	—

	Total	$17,727,922	$17,727,922	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 1.4%

The Sherwin-Williams Co	4,912	$2,257,162

Communications - 20.0%

Alibaba Group Holding Ltd ADR (China) *	5,584	1,085,976
Alphabet Inc ‘A’ *	5,827	6,770,683
Alphabet Inc ‘C’ *	2,073	2,410,505
Amazon.com Inc *	5,842	11,390,264
Charter Communications Inc ‘A’ *	5,765	2,515,327
Comcast Corp ‘A’	13,491	463,820
Facebook Inc ‘A’ *	21,008	3,504,134
Netflix Inc *	9,685	3,636,717
Shopify Inc ‘A’ (Canada) *	1,366	569,526
Spotify Technology SA *	3,036	368,692

		32,715,644

Consumer, Cyclical - 5.6%

Chipotle Mexican Grill Inc *	1,066	697,590
Costco Wholesale Corp	5,476	1,561,372
Dollar General Corp	8,468	1,278,753
Dollar Tree Inc *	11,123	817,207
Hilton Worldwide Holdings Inc	5,590	381,462
Lululemon Athletica Inc *	3,239	613,952
Marriott International Inc ‘A’	3,601	269,391
NIKE Inc ‘B’	17,684	1,463,174
O’Reilly Automotive Inc *	603	181,533
Ross Stores Inc	18,134	1,577,114
Starbucks Corp	4,270	280,710

		9,122,258

Consumer, Non-Cyclical - 24.5%

Abbott Laboratories	19,645	1,550,187
Becton Dickinson and Co	4,473	1,027,761
Boston Scientific Corp *	59,874	1,953,689
Clarivate Analytics PLC (United Kingdom) *	42,030	872,123
Colgate-Palmolive Co	41,413	2,748,167
CoStar Group Inc *	1,358	797,431
Danaher Corp	24,146	3,342,048
Edwards Lifesciences Corp *	5,372	1,013,267
Eli Lilly & Co	6,098	845,915
Equifax Inc	1,998	238,661
FleetCor Technologies Inc *	1,832	341,741
Global Payments Inc	24,424	3,522,674
IHS Markit Ltd	15,740	944,400
Illumina Inc *	3,241	885,182
Medtronic PLC	27,340	2,465,521
Merck & Co Inc	14,739	1,134,019
PayPal Holdings Inc *	20,987	2,009,295
Square Inc ‘A’ *	16,068	841,642
The Estee Lauder Cos Inc ‘A’	7,492	1,193,775
Thermo Fisher Scientific Inc	14,595	4,139,142
TransUnion	15,957	1,056,034
Verisk Analytics Inc	19,865	2,768,784
Vertex Pharmaceuticals Inc *	6,409	1,525,022
Zoetis Inc	24,885	2,928,716

		40,145,196

Financial - 12.4%

American Tower Corp REIT	11,196	2,437,929
Aon PLC	14,514	2,395,391
Intercontinental Exchange Inc	21,852	1,764,549
Mastercard Inc ‘A’	25,637	6,192,874
Visa Inc ‘A’	46,244	7,450,833

		20,241,576

	Shares	Value
Industrial - 4.4%

AMETEK Inc	13,389	$964,276
Amphenol Corp ‘A’	11,971	872,446
Canadian Pacific Railway Ltd (Canada)	5,447	1,196,107
Roper Technologies Inc	5,780	1,802,262
Union Pacific Corp	2,695	380,103
Vulcan Materials Co	18,472	1,996,269

		7,211,463

Technology - 31.0%

Activision Blizzard Inc *	26,286	1,563,491
Adobe Inc *	23,332	7,425,176
Apple Inc	12,384	3,149,127
Black Knight Inc *	6,506	377,738
Cadence Design Systems Inc *	12,309	812,886
Electronic Arts Inc *	22,896	2,293,492
Fidelity National Information Services Inc	26,934	3,276,252
Fiserv Inc *	41,434	3,935,816
Intuit Inc	12,443	2,861,890
Microsoft Corp	100,326	15,822,413
MSCI Inc	9,193	2,656,409
NVIDIA Corp	4,584	1,208,342
salesforce.com Inc *	23,792	3,425,572
ServiceNow Inc *	3,613	1,035,414
Take-Two Interactive Software Inc *	8,136	965,011

		50,809,029

Total Common Stocks (Cost $84,359,033)		162,502,328

SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	1,889,860	1,889,860

Total Short-Term Investment (Cost $1,889,860)		1,889,860

TOTAL INVESTMENTS - 100.5% (Cost $86,248,893)		164,392,188

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(817,269)

NET ASSETS - 100.0%		$163,574,919

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	31.0%
Consumer, Non-Cyclical	24.5%
Communications	20.0%
Financial	12.4%
Consumer, Cyclical	5.6%
Industrial	4.4%
Others (each less than 3.0%)	2.6%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2020

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$162,502,328	$162,502,328	$—	$—
	Short-Term Investment	1,889,860	1,889,860	—	—

	Total	$164,392,188	$164,392,188	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 97.4%

Basic Materials - 3.5%

Air Products & Chemicals Inc	18,308	$3,654,460
PPG Industries Inc	23,830	1,992,188

		5,646,648

Communications - 14.9%

Alphabet Inc ‘A’ *	1,698	1,972,991
Charter Communications Inc ‘A’ *	13,117	5,723,078
Comcast Corp ‘A’	166,528	5,725,233
DISH Network Corp ‘A’ *	150,310	3,004,697
Motorola Solutions Inc	36,843	4,897,172
T-Mobile US Inc *	30,201	2,533,864

		23,857,035

Consumer, Cyclical - 2.4%

The Home Depot Inc	20,294	3,789,093

Consumer, Non-Cyclical - 19.9%

AmerisourceBergen Corp	27,419	2,426,581
Amgen Inc	12,951	2,625,556
Anthem Inc	14,263	3,238,272
CVS Health Corp	37,117	2,202,152
Johnson & Johnson	29,929	3,924,590
Keurig Dr Pepper Inc	86,139	2,090,594
Merck & Co Inc	49,849	3,835,382
Novartis AG ADR (Switzerland)	24,959	2,057,870
PepsiCo Inc	16,600	1,993,660
Pfizer Inc	64,144	2,093,660
Reynolds Consumer Products Inc	91,380	2,665,555
UnitedHealth Group Inc	11,143	2,778,841

		31,932,713

Energy - 5.7%

Chevron Corp	32,630	2,364,370
Enterprise Products Partners LP	114,823	1,641,969
Exxon Mobil Corp	43,859	1,665,326
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	42,716	1,490,361
Suncor Energy Inc (Canada)	124,397	1,965,473

		9,127,499

Financial - 22.9%

American Express Co	43,964	3,763,758
American Tower Corp REIT	25,470	5,546,092
Bank of America Corp	190,626	4,046,990
Berkshire Hathaway Inc ‘B’ *	15,100	2,760,733
JPMorgan Chase & Co	78,116	7,032,783
Marsh & McLennan Cos Inc	32,768	2,833,121
The Bank of New York Mellon Corp	41,676	1,403,648
The Charles Schwab Corp	57,259	1,925,048
The Progressive Corp	33,569	2,478,735
The Travelers Cos Inc	21,917	2,177,454
US Bancorp	82,279	2,834,512

		36,802,874

	Shares	Value
Industrial - 16.2%

Deere & Co	25,075	$3,464,362
Honeywell International Inc	34,039	4,554,078
Illinois Tool Works Inc	19,697	2,799,338
Martin Marietta Materials Inc	11,485	2,173,305
Northrop Grumman Corp	7,659	2,317,230
TE Connectivity Ltd	43,760	2,756,005
United Parcel Service Inc ‘B’	39,327	3,673,928
United Technologies Corp	44,899	4,235,323

		25,973,569

Technology - 7.6%

Apple Inc	13,784	3,505,133
Lam Research Corp	5,133	1,231,920
Microsoft Corp	35,585	5,612,110
Oracle Corp	39,000	1,884,870

		12,234,033

Utilities - 4.3%

Edison International	45,510	2,493,493
Sempra Energy	38,806	4,384,690

		6,878,183

Total Common Stocks (Cost $113,994,867)		156,241,647

SHORT-TERM INVESTMENT - 2.5%

Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	3,955,054	3,955,054

Total Short-Term Investment (Cost $3,955,054)		3,955,054

TOTAL INVESTMENTS - 99.9% (Cost $117,949,921)		160,196,701

OTHER ASSETS & LIABILITIES, NET - 0.1%		168,314

NET ASSETS - 100.0%		$160,365,015

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.9%
Consumer, Non-Cyclical	19.9%
Industrial	16.2%
Communications	14.9%
Technology	7.6%
Energy	5.7%
Utilities	4.3%
Basic Materials	3.5%
Others (each less than 3.0%)	4.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$156,241,647	$156,241,647	$—	$—
	Short-Term Investment	3,955,054	3,955,054	—	—

	Total	$160,196,701	$160,196,701	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 1.6%

Axalta Coating Systems Ltd *	3,410	$58,891
Huntsman Corp	4,400	63,492

		122,383

Communications - 3.9%

Ciena Corp *	2,975	118,435
Discovery Inc ‘A’ *	5,006	97,317
Expedia Group Inc	800	45,016
Sinclair Broadcast Group Inc ‘A’	2,740	44,059

		304,827

Consumer, Cyclical - 6.7%

Alaska Air Group Inc	1,970	56,086
Aramark	2,840	56,715
Best Buy Co Inc	1,660	94,620
Lululemon Athletica Inc *	785	148,796
Pool Corp	610	120,030
PulteGroup Inc	2,015	44,975

		521,222

Consumer, Non-Cyclical - 27.2%

AmerisourceBergen Corp	1,120	99,120
Amicus Therapeutics Inc *	7,000	64,680
Booz Allen Hamilton Holding Corp	2,040	140,025
Euronet Worldwide Inc *	1,128	96,692
General Mills Inc	1,625	85,751
Hill-Rom Holdings Inc	1,200	120,720
Horizon Therapeutics PLC *	3,275	97,006
Ionis Pharmaceuticals Inc *	2,050	96,924
Jazz Pharmaceuticals PLC *	995	99,241
Lamb Weston Holdings Inc	2,015	115,056
ManpowerGroup Inc	1,125	59,614
MarketAxess Holdings Inc	310	103,097
Neurocrine Biosciences Inc *	1,010	87,416
Post Holdings Inc *	1,370	113,669
Quanta Services Inc	3,850	122,160
Service Corp International	3,750	146,662
Syneos Health Inc *	2,330	91,849
Teleflex Inc	500	146,430
The Cooper Cos Inc	600	165,402
Tyson Foods Inc ‘A’	1,340	77,546

		2,129,060

Energy - 1.4%

Cabot Oil & Gas Corp	3,256	55,971
Diamondback Energy Inc	2,145	56,199

		112,170

Financial - 18.8%

Alleghany Corp *	265	146,373
AvalonBay Communities Inc REIT	695	102,283
Boston Properties Inc REIT	1,370	126,355
Discover Financial Services	1,850	65,990
Douglas Emmett Inc REIT	3,685	112,429
E*TRADE Financial Corp	2,213	75,950
Everest Re Group Ltd	540	103,907
Highwoods Properties Inc REIT	3,175	112,458
Hudson Pacific Properties Inc REIT	4,150	105,244
Mid-America Apartment Communities Inc REIT	1,066	109,830
TCF Financial Corp	2,725	61,749
The Hanover Insurance Group Inc	885	80,163
Western Alliance Bancorp	2,000	61,220
Willis Towers Watson PLC	815	138,428
Zions Bancorp NA	2,380	63,689

		1,466,068

	Shares	Value
Industrial - 13.3%

Acuity Brands Inc	750	$64,245
Graphic Packaging Holding Co	5,700	69,540
Howmet Aerospace Inc	3,370	54,122
Hubbell Inc	850	97,529
ITT Inc	1,800	81,648
Kansas City Southern	500	63,590
L3Harris Technologies Inc	910	163,909
Martin Marietta Materials Inc	605	114,484
Stanley Black & Decker Inc	770	77,000
Textron Inc	2,855	76,143
Trane Technologies PLC	1,407	116,204
Westrock Co	2,300	64,998

		1,043,412

Technology - 17.9%

Cerner Corp	2,100	132,279
J2 Global Inc	1,120	83,832
Lam Research Corp	540	129,600
Nuance Communications Inc *	7,600	127,528
NXP Semiconductors NV (Netherlands)	1,024	84,920
RealPage Inc *	2,340	123,856
RingCentral Inc ‘A’ *	1,000	211,910
Skyworks Solutions Inc	1,245	111,278
Synopsys Inc *	1,315	169,359
Take-Two Interactive Software Inc *	1,200	142,332
Zebra Technologies Corp ‘A’ *	430	78,948

		1,395,842

Utilities - 6.8%

Ameren Corp	2,670	194,456
American Water Works Co Inc	1,200	143,472
CMS Energy Corp	3,300	193,875

		531,803

Total Common Stocks (Cost $8,546,471)		7,626,787

SHORT-TERM INVESTMENT - 2.5%

Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	198,148	198,148

Total Short-Term Investment (Cost $198,148)		198,148

TOTAL INVESTMENTS - 100.1% (Cost $8,744,619)		7,824,935

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(6,889)

NET ASSETS - 100.0%		$7,818,046

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.2%
Financial	18.8%
Technology	17.9%
Industrial	13.3%
Utilities	6.8%
Consumer, Cyclical	6.7%
Communications	3.9%
Others (each less than 3.0%)	5.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$7,626,787	$7,626,787	$—	$—
	Short-Term Investment	198,148	198,148	—	—

	Total	$7,824,935	$7,824,935	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2020

	Principal Amount	Value
CORPORATE BONDS & NOTES - 53.3%

Basic Materials - 1.1%

Anglo American Capital PLC (South Africa)
4.125% due 04/15/21 ~	$1,600,000	$1,577,137
5.375% due 04/01/25 ~	2,500,000	2,529,392
DuPont de Nemours Inc 2.802% (USD LIBOR + 1.110%) due 11/15/23 §	5,000,000	4,375,810
Glencore Funding LLC (Switzerland) 3.000% due 10/27/22 ~	1,600,000	1,464,278

		9,946,617

Communications - 2.7%

AT&T Inc
1.964% (USD LIBOR + 1.180%) due 06/12/24 §	7,750,000	7,202,113
2.781% (USD LIBOR + 0.950%) due 07/15/21 §	1,800,000	1,769,250
3.000% due 06/30/22	3,200,000	3,230,967
eBay Inc 3.800% due 03/09/22	3,060,000	3,106,031
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	3,740,625	3,735,949
Verizon Communications Inc 1.741% (USD LIBOR + 1.000%) due 03/16/22 §	4,800,000	4,569,940

		23,614,250

Consumer, Cyclical - 4.9%

Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	2,000,000	1,979,242
Daimler Finance North America LLC (Germany)
2.300% due 02/12/21 ~	3,600,000	3,510,108
3.750% due 11/05/21 ~	2,900,000	2,877,018
Ford Motor Credit Co LLC
2.843% (USD LIBOR + 1.080%) due 08/03/22 §	3,200,000	2,624,000
3.087% due 01/09/23	1,250,000	1,131,250
3.336% due 03/18/21	2,000,000	1,920,000
General Motors Financial Co Inc
2.685% (USD LIBOR + 1.310%) due 06/30/22 §	5,700,000	4,531,217
4.200% due 03/01/21	3,000,000	2,888,079
Hasbro Inc 3.150% due 05/15/21	1,520,000	1,491,782
Marriott International Inc
1.649% (USD LIBOR + 0.650%) due 03/08/21 §	3,000,000	2,564,740
2.125% due 10/03/22	1,325,000	1,193,762
McDonald’s Corp 3.300% due 07/01/25	1,100,000	1,140,013
NIKE Inc 2.400% due 03/27/25	1,500,000	1,556,006
Nissan Motor Acceptance Corp
1.825% (USD LIBOR + 0.630%) due 09/21/21 § ~	2,500,000	2,432,837
2.498% (USD LIBOR + 0.650%) due 07/13/22 § ~	1,700,000	1,632,655
Toyota Motor Credit Corp 2.900% due 03/30/23	5,050,000	5,085,318
Volkswagen Group of America Finance LLC (Germany) 3.875% due 11/13/20 ~	5,000,000	4,984,440

		43,542,467

	Principal Amount	Value
Consumer, Non-Cyclical - 9.1%

AbbVie Inc 2.150% due 11/19/21 ~	$6,100,000	$6,079,958
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	3,416,000	3,519,547
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.500% due 01/12/24	1,300,000	1,357,773
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	2,500,000	2,465,296
BAT International Finance PLC (United Kingdom) 3.500% due 06/15/22 ~	3,200,000	3,189,415
Bayer US Finance II LLC (Germany)
1.751% (USD LIBOR + 1.010%) due 12/15/23 § ~	2,000,000	1,852,657
3.500% due 06/25/21 ~	1,750,000	1,753,878
Bristol-Myers Squibb Co 2.900% due 07/26/24 ~	2,000,000	2,123,806
Cigna Corp
2.721% (USD LIBOR + 0.890%) due 07/15/23 §	8,678,000	8,073,948
3.200% due 09/17/20	8,000,000	8,012,181
Conagra Brands Inc 2.552% (USD LIBOR + 0.750%) due 10/22/20 §	1,048,000	1,037,003
Constellation Brands Inc 2.392% (USD LIBOR + 0.700%) due 11/15/21 §	2,500,000	2,357,227
DH Europe Finance II Sarl 2.050% due 11/15/22	4,100,000	4,026,401
General Mills Inc 2.846% (USD LIBOR + 1.010%) due 10/17/23 §	7,061,000	6,829,994
Keurig Dr Pepper Inc 3.551% due 05/25/21	7,000,000	7,087,135
Moody’s Corp 3.250% due 06/07/21	3,000,000	3,002,303
PayPal Holdings Inc 2.200% due 09/26/22	7,500,000	7,473,253
Reynolds American Inc (United Kingdom) 3.250% due 06/12/20	2,347,000	2,340,043
Smithfield Foods Inc 3.350% due 02/01/22 ~	2,500,000	2,434,778
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	1,000,000	1,009,462
UnitedHealth Group Inc 2.375% due 10/15/22	4,400,000	4,475,442

		80,501,500

Energy - 2.2%

Energy Transfer Operating LP
3.600% due 02/01/23	3,400,000	3,026,559
4.250% due 03/15/23	1,519,000	1,363,189
4.500% due 04/15/24	900,000	804,266
Exxon Mobil Corp 2.022% (USD LIBOR + 0.330%) due 08/16/22 §	2,750,000	2,523,812
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	2,000,000	1,984,160
Kinder Morgan Inc 5.625% due 11/15/23 ~	915,000	957,515
Midwest Connector Capital Co LLC 3.625% due 04/01/22 ~	1,250,000	1,201,732

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
MPLX LP
1.899% (USD LIBOR + 0.900%) due 09/09/21 §	$2,000,000	$1,890,372
3.375% due 03/15/23	1,500,000	1,388,483
3.500% due 12/01/22 ~	1,606,000	1,539,290
Occidental Petroleum Corp 2.684% (USD LIBOR + 0.950%) due 02/08/21 §	4,150,000	3,289,197

		19,968,575

Financial - 26.8%

AerCap Ireland Capital DAC (Ireland) 3.950% due 02/01/22	960,000	836,907
AIG Global Funding 1.676% (USD LIBOR + 0.460%) due 06/25/21 § ~	2,000,000	1,981,961
Air Lease Corp
2.625% due 07/01/22	1,500,000	1,287,839
3.500% due 01/15/22	2,650,000	2,416,843
American Express Co
2.288% (USD LIBOR + 0.650%) due 02/27/23 §	5,000,000	4,785,609
3.700% due 11/05/21	3,050,000	3,147,770
Banco Santander SA (Spain) 2.706% due 06/27/24	2,900,000	2,877,731
Bank of America Corp
2.503% due 10/21/22	600,000	601,857
2.979% (USD LIBOR + 1.160%) due 01/20/23 §	9,321,000	8,918,225
Boston Properties LP REIT 3.800% due 02/01/24	737,000	776,447
Canadian Imperial Bank of Commerce (Canada) 0.818% (SOFR + 0.800%) due 03/17/23 §	1,200,000	1,144,416
Capital One Financial Corp 3.450% due 04/30/21	5,000,000	5,009,586
Capital One NA 2.150% due 09/06/22	2,000,000	1,952,365
Citibank NA 3.165% due 02/19/22	6,000,000	6,037,419
Citigroup Inc 2.754% (USD LIBOR + 0.960%) due 04/25/22 §	2,000,000	1,958,739
Citizens Bank NA 2.325% (USD LIBOR + 0.950%) due 03/29/23 §	4,000,000	3,827,410
Cooperatieve Rabobank UA (Netherlands) 2.092% (USD LIBOR + 0.860%) due 09/26/23 § ~	2,500,000	2,322,182
Duke Realty LP REIT 3.875% due 10/15/22	2,000,000	2,074,891
Fifth Third Bank 1.800% due 01/30/23	5,000,000	4,934,069
HSBC Bank USA NA 4.875% due 08/24/20	4,000,000	4,029,923
HSBC Holdings PLC (United Kingdom) 3.400% due 03/08/21	6,290,000	6,326,630
ING Bank NV (Netherlands) 2.750% due 03/22/21 ~	2,200,000	2,221,361
Intercontinental Exchange Inc 3.450% due 09/21/23	2,200,000	2,317,374
Jackson National Life Global Funding
2.500% due 06/27/22 ~	1,850,000	1,818,441
3.300% due 02/01/22 ~	2,650,000	2,705,258
JPMorgan Chase & Co
2.694% (USD LIBOR + 0.900%) due 04/25/23 §	2,000,000	1,929,900
2.972% due 01/15/23	2,500,000	2,547,396
3.250% due 09/23/22	1,200,000	1,238,016

	Principal Amount	Value
JPMorgan Chase Bank NA 2.134% (USD LIBOR + 0.340%) due 04/26/21 §	$2,000,000	$1,949,263
Metropolitan Life Global Funding I 3.450% due 10/09/21 ~	2,100,000	2,116,971
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	1,992,216
Mitsubishi UFJ Financial Group Inc (Japan)
2.320% (USD LIBOR + 0.740%) due 03/02/23 §	5,300,000	5,040,647
2.584% (USD LIBOR + 0.790%) due 07/25/22 §	4,000,000	3,829,529
2.623% due 07/18/22	1,050,000	1,049,797
Mitsubishi UFJ Trust & Banking Corp (Japan) 2.650% due 10/19/20 ~	6,000,000	6,000,730
Morgan Stanley
0.924% (SOFR + 0.830%) due 06/10/22 §	2,500,000	2,386,958
3.201% (USD LIBOR + 1.400%) due 10/24/23 §	1,500,000	1,456,783
5.750% due 01/25/21	3,458,000	3,551,216
New York Life Global Funding
1.416% (USD LIBOR + 0.520%) due 06/10/22 § ~	2,000,000	1,940,041
2.288% (USD LIBOR + 0.440%) due 07/12/22 § ~	2,000,000	1,921,866
3.250% due 08/06/21 ~	1,500,000	1,525,163
PNC Bank NA
2.004% (USD LIBOR + 0.325%) due 02/24/23 §	3,350,000	3,158,703
2.252% (USD LIBOR + 0.450%) due 07/22/22 §	1,900,000	1,842,686
Protective Life Global Funding 1.895% (USD LIBOR + 0.520%) due 06/28/21 § ~	3,000,000	2,899,930
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	2,100,000	2,052,849
Royal Bank of Canada (Canada)
2.033% (USD LIBOR + 0.660%) due 10/05/23 §	6,000,000	5,948,172
3.700% due 10/05/23	400,000	421,910
State Street Corp 2.825% due 03/30/23 ~	2,000,000	2,019,619
Sumitomo Mitsui Financial Group Inc (Japan)
2.576% (USD LIBOR + 0.740%) due 01/17/23 §	3,130,000	2,809,981
2.643% (USD LIBOR + 0.800%) due 10/16/23 §	7,500,000	7,083,158
2.679% (USD LIBOR + 0.860%) due 07/19/23 §	5,000,000	4,930,551
2.784% due 07/12/22	2,500,000	2,514,714
Synchrony Bank 3.650% due 05/24/21	1,000,000	987,901
The Bank of New York Mellon Corp 2.100% due 10/24/24	3,000,000	3,058,876
The Goldman Sachs Group Inc
2.433% (USD LIBOR + 0.750%) due 02/23/23 §	7,089,000	6,801,975
3.625% due 02/20/24	2,300,000	2,383,992
The PNC Financial Services Group Inc 3.500% due 01/23/24	1,700,000	1,766,627
The Toronto-Dominion Bank (Canada) 2.459% (USD LIBOR + 0.640%) due 07/19/23 §	10,000,000	9,248,249

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Truist Bank
0.883% (SOFR + 0.730%) due 03/09/23 §	$2,250,000	$2,050,381
2.282% (USD LIBOR + 0.590%) due 05/17/22 §	10,000,000	9,754,362
2.353% (USD LIBOR + 0.590%) due 08/02/22 §	6,000,000	5,664,783
UBS Group AG (Switzerland) 2.650% due 02/01/22 ~	2,500,000	2,498,254
US Bank NA 2.123% (USD LIBOR + 0.440%) due 05/23/22 §	10,000,000	9,683,435
Ventas Realty LP REIT 2.650% due 01/15/25	1,650,000	1,587,641
Wells Fargo & Co
2.625% due 07/22/22	7,000,000	7,091,237
2.911% (USD LIBOR + 1.110%) due 01/24/23 §	9,800,000	9,133,779
Wells Fargo Bank NA 3.325% due 07/23/21	5,000,000	5,009,103
Westpac Banking Corp (Australia)
2.085% (USD LIBOR + 0.710%) due 06/28/22 §	2,750,000	2,698,181
2.412% (USD LIBOR + 0.720%) due 05/15/23 §	1,750,000	1,681,242
3.650% due 05/15/23	3,251,000	3,394,498

		236,964,534

Industrial - 1.9%

Carrier Global Corp 1.923% due 02/15/23 ~	4,800,000	4,735,017
John Deere Capital Corp
1.263% (USD LIBOR + 0.490%) due 06/13/22 §	3,000,000	2,905,826
1.399% (USD LIBOR + 0.400%) due 06/07/21 §	6,000,000	5,889,274
Otis Worldwide Corp
1.823% (USD LIBOR + 0.450%) due 04/05/23 § ~	1,400,000	1,333,045
2.056% due 04/05/25 ~	2,000,000	1,961,976

		16,825,138

Technology - 1.9%

Broadcom Inc
3.125% due 04/15/21 ~	2,000,000	1,976,082
3.125% due 10/15/22 ~	6,000,000	5,948,830
Fiserv Inc 3.800% due 10/01/23	2,200,000	2,297,778
Hewlett Packard Enterprise Co
1.464% (USD LIBOR + 0.680%) due 03/12/21 §	2,145,000	2,075,687
2.093% (USD LIBOR + 0.720%) due 10/05/21 §	2,100,000	1,978,003
Oracle Corp 2.500% due 04/01/25	2,450,000	2,504,018

		16,780,398

Utilities - 2.7%

American Electric Power Co Inc 3.650% due 12/01/21	1,250,000	1,266,162
Consolidated Edison Co of New York Inc 1.616% (USD LIBOR + 0.400%) due 06/25/21 §	3,000,000	2,913,515
Dominion Energy Inc
2.579% due 07/01/20	3,100,000	3,096,447
2.715% due 08/15/21	1,000,000	987,232
Edison International 4.950% due 04/15/25	1,500,000	1,496,535

	Principal Amount	Value
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	$2,500,000	$2,420,097
Evergy Inc 2.450% due 09/15/24	4,176,000	4,104,867
Florida Power & Light Co
2.137% (USD LIBOR + 0.400%) due 05/06/22 §	3,000,000	2,829,932
2.850% due 04/01/25	550,000	578,790
Oncor Electric Delivery Co LLC 2.750% due 06/01/24	1,800,000	1,741,644
WEC Energy Group Inc 3.375% due 06/15/21	2,100,000	2,109,229

		23,544,450

Total Corporate Bonds & Notes (Cost $485,837,115)		471,687,929

ASSET-BACKED SECURITIES - 11.2%

AIMCO CLO (Cayman) 2.681% (USD LIBOR + 0.850%) due 01/15/28 § ~	850,000	834,459
Ally Auto Receivables Trust
1.750% due 12/15/21	711,868	712,390
1.930% due 10/17/22	5,000,000	5,005,600
2.850% due 03/15/22	2,185,707	2,189,516
AmeriCredit Automobile Receivables Trust
0.912% (USD LIBOR + 0.300%) due 01/18/23 §	1,935,468	1,935,508
1.980% due 12/20/21	98,283	98,174
2.040% due 07/18/22	521,325	521,824
2.240% due 06/19/23	6,066,000	6,024,760
2.300% due 02/18/22	2,385,539	2,375,248
2.860% due 11/18/21	738,673	738,302
2.930% due 06/20/22	1,610,276	1,610,105
Capital Auto Receivables Asset Trust
2.020% due 08/20/21 ~	299,324	298,827
3.020% due 02/22/21 ~	383,288	383,079
Carmax Auto Owner Trust 3.020% due 07/15/22	1,078,223	1,078,748
CNH Equipment Trust 2.960% due 05/16/22	2,045,615	2,043,559
Ford Credit Auto Owner Trust
0.945% (USD LIBOR + 0.240%) due 02/15/22 §	1,082,029	1,076,823
1.880% due 07/15/22	4,250,000	4,236,967
2.780% due 02/15/22	2,199,325	2,200,542
2.960% due 09/15/21	1,384,197	1,381,868
GM Financial Consumer Automobiles Receivables Trust
0.935% (USD LIBOR + 0.230%) due 08/16/22 §	4,399,528	4,388,305
1.830% due 01/17/23	500,000	502,063
2.740% due 07/16/21	263,394	263,457
2.930% due 11/16/21	658,036	658,705
Honda Auto Receivables Owner Trust 1.360% due 01/18/23	1,303,353	1,303,015
Hyundai Auto Receivables Trust 1.930% due 07/15/22	2,250,000	2,247,298
John Deere Owner Trust 2.830% due 04/15/21	10,060	10,058
Mercedes-Benz Auto Receivables Trust
2.040% due 06/15/22	3,250,000	3,254,937
2.710% due 04/15/21	4,362	4,362
Navient Private Education Loan Trust 1.405% (USD LIBOR + 0.700%) due 09/16/24 § ~	17,474	17,471

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2020

	Principal Amount	Value
Navient Private Education Refi Loan Trust
1.055% (USD LIBOR + 0.350%) due 11/15/68 § ~	$805,037	$792,223
1.105% (USD LIBOR + 0.400%) due 12/15/59 § ~	4,909,667	4,857,902
1.800% due 01/15/69 ~	6,550,000	6,539,698
2.180% due 08/15/68 ~	2,068,227	2,067,674
Navient Student Loan Trust 1.277% (USD LIBOR + 0.330%) due 12/27/67 § ~	567,697	567,522
Nelnet Student Loan Trust
1.793% (USD LIBOR + 0.110%) due 08/23/27 §	857,976	855,517
2.174% (USD LIBOR + 0.380%) due 04/25/31 § ~	378,139	374,200
Nissan Auto Receivables Owner Trust
1.590% due 07/15/22	396,907	396,719
2.820% due 01/18/22	2,454,217	2,461,754
3.070% due 10/15/21	1,029,289	1,032,781
Santander Drive Auto Receivables Trust
2.280% due 02/15/22	2,390,835	2,386,656
2.460% due 03/15/22	765,993	763,656
2.580% due 05/16/22	429,028	428,738
2.630% due 07/15/22	4,002,021	3,999,839
SLC Student Loan Trust 0.841% (USD LIBOR + 0.100%) due 09/15/26 §	729,838	728,442
SLM Student Loan Trust
1.884% (USD LIBOR + 0.090%) due 10/25/24 §	109,710	109,660
1.884% (USD LIBOR + 0.090%) due 01/26/26 §	1,082,270	1,059,847
1.894% (USD LIBOR + 0.100%) due 04/25/27 §	257,413	256,940
2.344% (USD LIBOR + 0.550%) due 04/27/26 § ~	298,294	298,202
SMB Private Education Loan Trust
1.005% (USD LIBOR + 0.300%) due 09/15/25 § ~	92,397	92,330
1.055% (USD LIBOR + 0.350%) due 03/16/26 § ~	166,845	166,669
1.055% (USD LIBOR + 0.350%) due 07/15/26 § ~	3,604,253	3,553,814
Toyota Auto Receivables Owner Trust
2.590% due 02/15/22	6,939,991	6,958,203
2.640% due 03/15/21	93,673	93,707
2.830% due 10/15/21	2,145,123	2,148,912
2.980% due 08/15/21	1,507,996	1,509,963
Verizon Owner Trust
1.920% due 12/20/21 ~	4,527,386	4,513,574
2.060% due 09/20/21 ~	559,431	559,493
2.060% due 04/20/22 ~	2,186,927	2,189,648

Total Asset-Backed Securities (Cost $99,329,080)		99,160,253

U.S. TREASURY OBLIGATIONS - 39.7%

U.S. Treasury Notes - 39.7%

0.500% due 03/15/23	5,000,000	5,031,836
1.125% due 02/28/22	15,000,000	15,257,227
1.375% due 05/31/20	7,000,000	7,014,854
1.375% due 01/31/22 ‡	27,000,000	27,571,113

	Principal Amount	Value
1.500% due 01/15/23 ‡	$30,000,000	$31,031,836
1.625% due 06/30/21 ‡	18,000,000	18,333,984
1.750% due 03/31/22 ‡	20,000,000	20,610,938
1.750% due 07/15/22	10,000,000	10,346,680
1.750% due 06/30/24 ‡	10,000,000	10,592,188
1.750% due 07/31/24	10,000,000	10,598,828
2.000% due 01/15/21 ‡	10,000,000	10,150,781
2.000% due 07/31/22	10,000,000	10,412,500
2.250% due 03/31/21 ‡	15,000,000	15,315,527
2.500% due 05/31/20 ‡	15,500,000	15,561,467
2.500% due 12/31/20 ‡	20,000,000	20,355,469
2.625% due 02/28/23	2,100,000	2,243,227
2.750% due 09/30/20	9,000,000	9,117,246
2.750% due 11/30/20 ‡	80,000,000	81,389,062
2.875% due 11/15/21 ‡	29,000,000	30,252,324

		351,187,087

Total U.S. Treasury Obligations (Cost $342,487,496)		351,187,087

	Shares
SHORT-TERM INVESTMENTS - 8.2%

Money Market Fund - 5.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	45,962,337	45,962,337

	Principal Amount
U.S. Treasury Bills - 3.0%

1.516% due 07/30/20 ‡	$27,000,000	26,990,528

Total Short-Term Investments (Cost $72,826,936)		72,952,865

TOTAL INVESTMENTS - 112.4% (Cost $1,000,480,627)		994,988,134

DERIVATIVES - (12.0%)		(106,252,319)

OTHER ASSETS & LIABILITIES, Net - (0.4%)		(3,819,610)

NET ASSETS - 100.0%		$884,916,205

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	53.3%
U.S. Treasury Obligations	39.7%
Asset-Backed Securities	11.2%
Short-Term Investments	8.2%

	112.4%
Derivatives	(12.0%	)
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)

As of March 31, 2020, investments with a total aggregate value of $102,470,188 were fully or partially segregated with the broker(s)/ custodian as collateral for open futures contracts and swap agreements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2020

(c)	Open futures contracts outstanding as of March 31, 2020 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	06/20	95	$10,359,849	$12,206,075	$1,846,226

Short Futures Outstanding
MSCI EAFE Index	06/20	50	3,416,114	3,898,250	(482,136)

Total Futures Contracts					$1,364,090

(d)	Swap agreements outstanding as of March 31, 2020 were as follows:

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.160%	Z	BOA	06/11/20	$92,443,636	($1,301,366)	$—	($1,301,366)
Russell 1000 Value Index	3-Month USD-LIBOR + 0.170%	Z	BOA	06/11/20	105,900,145	(20,488,946)	—	(20,488,946)
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.100%	Z	BOA	06/11/20	41,248,117	(4,933,513)	—	(4,933,513)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.120%	Z	BOA	06/11/20	58,739,864	(15,437,799)	—	(15,437,799)
MSCI EAFE Index	3-Month USD-LIBOR - 0.230%	Z	JPM	06/11/20	72,900,725	(11,290,510)	—	(11,290,510)
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.200%	Z	BOA	09/17/20	59,746,808	(3,723,470)	—	(3,723,470)
Russell 1000 Value Index	3-Month USD-LIBOR + 0.210%	Z	BOA	09/17/20	87,593,998	(17,453,364)	—	(17,453,364)
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.160%	Z	BOA	09/17/20	41,594,361	(6,599,010)	—	(6,599,010)
MSCI EAFE Index	3-Month USD-LIBOR - 0.190%	Z	CIT	09/17/20	47,147,102	(6,845,546)	—	(6,845,546)
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.210%	Z	BRC	01/14/21	39,326,460	(3,987,282)	—	(3,987,282)
Russell 1000 Value Index	3-Month USD-LIBOR + 0.210%	Z	BRC	01/14/21	44,898,775	(11,104,706)	—	(11,104,706)
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.190%	Z	BRC	01/14/21	18,019,431	(3,112,197)	—	(3,112,197)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.180%	Z	BRC	01/14/21	25,364,802	(7,529,107)	—	(7,529,107)
MSCI EAFE Index	3-Month USD-LIBOR - 0.110%	Z	MSC	01/14/21	31,282,446	(6,516,546)	—	(6,516,546)
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.030%	Z	BRC	03/23/21	13,202,035	1,659,173	—	1,659,173
Russell 1000 Value Index	3-Month USD-LIBOR + 0.030%	Z	BRC	03/23/21	14,889,803	1,811,723	—	1,811,723
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.010%	Z	BRC	03/23/21	6,879,292	944,038	—	944,038
Russell Mid-Cap Growth Index	3-Month USD-LIBOR - 0.350%	Z	CIT	03/23/21	4,986,834	698,077	—	698,077
MSCI EAFE Index	3-Month USD-LIBOR - 0.060%	Z	GSC	03/23/21	21,857,125	1,938,195	—	1,938,195
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.010%	Z	JPM	03/23/21	48,124,753	2,043,063	—	2,043,063
Russell 1000 Value Index	3-Month USD-LIBOR + 0.010%	Z	JPM	03/23/21	54,727,530	302,683	—	302,683
Russell Mid-Cap Growth Index	3-Month USD-LIBOR - 0.050%	Z	SGN	03/23/21	18,050,024	728,701	—	728,701
Russell Mid-Cap Value Index	3-Month USD-LIBOR - 0.050%	Z	SGN	03/23/21	24,721,778	104,334	—	104,334

						($110,093,375)	$—	($110,093,375)

Total Return Swaps – Short
Pay	Receive	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.160%	Z	BRC	09/17/20	$9,555,317	$2,476,966	$—	$2,476,966

Total Swap Agreements						($107,616,409)	$—	($107,616,409)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$—	$12,706,953
Liabilities	—	(120,323,362)

	$—	($107,616,409)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2020

(e)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$471,687,929	$—	$471,687,929	$—
	Asset-Backed Securities	99,160,253	—	99,160,253	—
	U.S. Treasury Obligations	351,187,087	—	351,187,087	—
	Short-Term Investments	72,952,865	45,962,337	26,990,528	—
	Derivatives:
	Equity Contracts
	Futures	1,846,226	1,846,226	—	—
	Swaps	12,706,953	—	12,706,953	—

	Total Equity Contracts	14,553,179	1,846,226	12,706,953	—

	Total Assets - Derivatives	14,553,179	1,846,226	12,706,953	—

	Total Assets	1,009,541,313	47,808,563	961,732,750	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(482,136)	(482,136)	—	—
	Swaps	(120,323,362)	—	(120,323,362)	—

	Total Equity Contracts	(120,805,498)	(482,136)	(120,323,362)	—

	Total Liabilities - Derivatives	(120,805,498)	(482,136)	(120,323,362)	—

	Total Liabilities	(120,805,498)	(482,136)	(120,323,362)	—

	Total	$888,735,815	$47,326,427	$841,409,388	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 96.8%

Basic Materials - 1.6%

Carpenter Technology Corp	11,939	$232,810
Orion Engineered Carbons SA (Luxembourg)	27,551	205,530

		438,340

Communications - 4.2%

A10 Networks Inc *	61,561	382,294
Casa Systems Inc *	86,975	304,412
Criteo SA ADR (France) *	27,878	221,630
Extreme Networks Inc *	51,804	160,074
Houghton Mifflin Harcourt Co *	52,394	98,501

		1,166,911

Consumer, Cyclical - 11.8%

BMC Stock Holdings Inc *	3,557	63,066
Callaway Golf Co	28,262	288,838
Citi Trends Inc	17,544	156,142
Cooper-Standard Holdings Inc *	2,113	21,701
Dana Inc	27,470	214,541
El Pollo Loco Holdings Inc *	39,263	331,772
Knoll Inc	13,764	142,044
Malibu Boats Inc ‘A’ *	6,009	172,999
Papa John’s International Inc	9,976	532,419
Regis Corp *	29,950	177,004
REV Group Inc	16,136	67,287
Ruth’s Hospitality Group Inc	14,033	93,740
Signet Jewelers Ltd	11,123	71,743
Skechers U.S.A. Inc ‘A’ *	6,979	165,681
SkyWest Inc	9,459	247,731
Spartan Motors Inc	21,910	282,858
Taylor Morrison Home Corp *	26,238	288,618

		3,318,184

Consumer, Non-Cyclical - 9.4%

Fresh Del Monte Produce Inc	10,750	296,808
ICON PLC (Ireland) *	2,912	396,032
Molina Healthcare Inc *	3,417	477,389
Nomad Foods Ltd (United Kingdom) *	29,344	544,625
Primo Water Corp	37,728	341,816
The Hain Celestial Group Inc *	20,139	523,010
Viad Corp	2,782	59,062

		2,638,742

Energy - 2.3%

Dril-Quip Inc *	10,720	326,960
Helix Energy Solutions Group Inc *	39,260	64,386
MRC Global Inc *	24,016	102,308
Oil States International Inc *	24,656	50,052
Patterson-UTI Energy Inc	25,060	58,891
RPC Inc	25,391	52,305

		654,902

Financial - 36.7%

1st Source Corp	7,722	250,424
Armada Hoffler Properties Inc REIT	20,572	220,120
Associated Banc-Corp	25,892	331,159
Bank of Marin Bancorp	6,218	186,540
BankUnited Inc	17,799	332,841
Carter Bank & Trust	22,894	210,167
City Office REIT Inc	37,090	268,161
Cousins Properties Inc REIT	14,586	426,932
Easterly Government Properties Inc REIT	16,493	406,388
Empire State Realty Trust Inc ‘A’ REIT	7,726	69,225
Essent Group Ltd	10,304	271,407
First American Financial Corp	7,049	298,948
HarborOne Bancorp Inc *	38,260	288,098
Heritage Financial Corp	20,226	404,520

	Shares	Value
IBERIABANK Corp	8,412	$304,178
Independence Realty Trust Inc REIT	42,616	380,987
Independent Bank Group Inc	9,549	226,120
Kemper Corp	6,782	504,377
National Storage Affiliates Trust REIT	18,146	537,122
Opus Bank	15,322	265,530
Physicians Realty Trust REIT	21,861	304,742
RLJ Lodging Trust REIT	25,350	195,702
Sandy Spring Bancorp Inc	13,723	310,689
Selective Insurance Group Inc	6,225	309,383
STAG Industrial Inc REIT	21,522	484,675
State Auto Financial Corp	7,817	217,234
Sterling Bancorp	21,564	225,344
Synovus Financial Corp	14,410	253,040
Texas Capital Bancshares Inc *	8,351	185,142
TriCo Bancshares	11,539	344,093
Umpqua Holdings Corp	33,072	360,485
Webster Financial Corp	11,033	252,656
WSFS Financial Corp	14,430	359,596
Zions Bancorp NA	10,837	289,998

		10,276,023

Industrial - 14.8%

AAR Corp	12,247	217,507
Belden Inc	11,498	414,848
Cactus Inc ‘A’	3,316	38,466
Covenant Transportation Group Inc ‘A’ *	10,161	88,096
EnerSys	6,653	329,457
Graphic Packaging Holding Co	15,988	195,054
Hub Group Inc ‘A’ *	9,149	416,005
KEMET Corp	6,910	166,946
Kennametal Inc	18,458	343,688
Masonite International Corp *	7,703	365,507
Primoris Services Corp	19,937	316,998
Regal Beloit Corp	4,920	309,714
Terex Corp	12,986	186,479
Trinseo SA	9,059	164,058
TTM Technologies Inc *	32,523	336,288
Tutor Perini Corp *	20,690	139,037
Vishay Intertechnology Inc	7,360	106,058

		4,134,206

Technology - 13.1%

CommVault Systems Inc *	12,919	522,961
CSG Systems International Inc	1,763	73,782
Kulicke & Soffa Industries Inc (Singapore)	23,650	493,576
MagnaChip Semiconductor Corp (South Korea) *	31,662	349,865
MaxLinear Inc *	25,157	293,582
NCR Corp *	16,938	299,803
NetScout Systems Inc *	20,636	488,454
Onto Innovation Inc *	2,569	76,222
Unisys Corp *	31,732	391,890
Verint Systems Inc *	9,873	424,539
WNS Holdings Ltd ADR (India) *	5,796	249,112

		3,663,786

Utilities - 2.9%

Black Hills Corp	6,079	389,238
PNM Resources Inc	10,242	389,196
Portland General Electric Co	910	43,625

		822,059

Total Common Stocks (Cost $34,902,654)		27,113,153

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value

SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	1,007,109	$1,007,109

Total Short-Term Investment (Cost $1,007,109)		1,007,109

TOTAL INVESTMENTS - 100.4% (Cost $35,909,763)		28,120,262

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(104,517)

NET ASSETS - 100.0%		$28,015,745

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.7%
Industrial	14.8%
Technology	13.1%
Consumer, Cyclical	11.8%
Consumer, Non-Cyclical	9.4%
Communications	4.2%
Short-Term Investment	3.6%
Others (each less than 3.0%)	6.8%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$27,113,153	$27,113,153	$—	$—
	Short-Term Investment	1,007,109	1,007,109	—	—

	Total	$28,120,262	$28,120,262	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2020

	Shares	Value
PREFERRED STOCKS - 2.1%

Brazil - 2.1%

Itau Unibanco Holding SA ADR	211,465	$949,478
Lojas Americanas SA	326,429	1,142,103

		2,091,581

India - 0.0%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22	390,884	15,242

Total Preferred Stocks (Cost $2,125,945)		2,106,823

COMMON STOCKS - 96.9%

Argentina - 0.1%

MercadoLibre Inc *	185	90,387

Brazil - 4.9%

Ambev SA	202,425	462,810
Ambev SA ADR	35,055	80,627
Atacadao SA	229,500	902,789
B3 SA - Brasil Bolsa Balcao	114,693	786,457
Pagseguro Digital Ltd *	46,334	895,636
StoneCo Ltd ‘A’ *	15,804	344,053
Vale SA ADR *	152,725	1,266,090

		4,738,462

Chile - 0.7%

SACI Falabella	303,477	668,720

China - 33.0%

Alibaba Group Holding Ltd ADR *	27,503	5,348,783
Baozun Inc ADR *	18,068	504,820
Budweiser Brewing Co APAC Ltd * ~	702,100	1,805,611
China International Capital Corp Ltd ‘H’ ~	288,400	461,581
Hansoh Pharmaceutical Group Co Ltd * ~	94,000	314,098
Huazhu Group Ltd ADR	99,064	2,846,109
Innovent Biologics Inc * ~	136,500	569,568
Jiangsu Hengrui Medicine Co Ltd ‘A’	240,607	3,088,514
Meituan Dianping ‘B’ *	112,800	1,344,717
OneConnect Financial Technology Co Ltd ADR *	47,910	486,287
Ping An Insurance Group Co of China Ltd ‘A’	158,771	1,536,555
Shanghai Junshi Biosciences Co Ltd ‘H’ * ~	19,600	72,603
Tencent Holdings Ltd ADR	144,381	7,136,408
Wuxi Biologics Cayman Inc * ~	42,000	536,207
Yum China Holdings Inc	78,486	3,345,858
ZTO Express Cayman Inc ADR	107,285	2,840,907

		32,238,626

Colombia - 0.4%

Grupo Aval Acciones y Valores SA ADR	88,429	387,319

Egypt - 0.5%

Commercial International Bank Egypt SAE	142,613	528,895

France - 6.6%

Kering SA	12,229	6,376,364
LVMH Moet Hennessy Louis Vuitton SE	100	36,675

		6,413,039

	Shares	Value
Hong Kong - 6.2%

AIA Group Ltd	540,600	$4,840,879
Hutchison China MediTech Ltd ADR *	9,961	177,804
Jardine Strategic Holdings Ltd	46,870	1,047,482

		6,066,165

India - 9.8%

Housing Development Finance Corp Ltd	181,967	3,927,639
Kotak Mahindra Bank Ltd	174,914	2,985,575
Oberoi Realty Ltd	47,839	209,967
Tata Consultancy Services Ltd	87,812	2,112,498
Zee Entertainment Enterprises Ltd	185,526	301,925

		9,537,604

Indonesia - 1.0%

P.T. Bank Central Asia Tbk	355,600	599,157
P.T. Indocement Tunggal Prakarsa Tbk	335,518	255,528
P.T. Semen Indonesia Persero Tbk	328,500	152,597

		1,007,282

Italy - 2.1%

Brunello Cucinelli SPA	82	2,483
Moncler SPA	26,635	967,882
PRADA SPA	370,400	1,072,681

		2,043,046

Mexico - 6.6%

Alsea SAB de CV *	239,740	152,096
America Movil SAB de CV ‘L’ ADR	59,005	695,079
Fomento Economico Mexicano SAB de CV	392,477	2,386,214
Fomento Economico Mexicano SAB de CV ADR	10,170	615,387
Grupo Aeroportuario del Sureste SAB de CV ‘B’	39,358	370,991
Grupo Financiero Banorte SAB de CV ‘O’	153,865	421,592
Grupo Financiero Inbursa SAB de CV ‘O’	570,110	408,552
Grupo Mexico SAB de CV ‘B’	755,715	1,401,366

		6,451,277

Peru - 1.8%

Credicorp Ltd	12,250	1,752,608

Philippines - 2.6%

Ayala Land Inc	1,469,000	866,864
SM Investments Corp	90,132	1,441,853
SM Prime Holdings Inc	415,456	230,721

		2,539,438

Russia - 8.4%

LUKOIL PJSC ADR	7,614	448,706
MMC Norilsk Nickel PJSC	998	241,893
MMC Norilsk Nickel PJSC ADR	13,674	338,710
Novatek PJSC GDR	30,920	3,506,115
Polyus PJSC GDR ~	4,151	282,569
Sberbank of Russia PJSC	815,321	1,892,978
Yandex NV ‘A’ *	44,909	1,529,151

		8,240,122

South Africa - 1.7%

FirstRand Ltd	720,493	1,616,882

South Korea - 2.3%

Amorepacific Corp	3,720	510,150
AMOREPACIFIC Group	5,045	227,732
Samsung Biologics Co Ltd * ~	3,971	1,556,435

		2,294,317

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value

Switzerland - 0.1%

Glencore PLC *	43,548	$65,912

Taiwan - 6.4%

Taiwan Semiconductor Manufacturing Co Ltd	698,995	6,292,574

Turkey - 1.7%

Akbank T.A.S. *	724,700	608,522
Anadolu Efes Biracilik Ve Malt Sanayii AS	122,672	317,848
BIM Birlesik Magazalar AS	41,729	316,442
Turkiye Garanti Bankasi AS *	305,657	374,869

		1,617,681

Total Common Stocks (Cost $77,134,149)		94,590,356

SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	568,596	568,596

Total Short-Term Investment (Cost $568,596)		568,596

TOTAL INVESTMENTS - 99.6% (Cost $79,828,690)		97,265,775

OTHER ASSETS & LIABILITIES, NET - 0.4%		352,037

NET ASSETS - 100.0%		$97,617,812

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.9%
Consumer, Cyclical	19.4%
Communications	17.4%
Consumer, Non-cyclical	14.8%
Technology	9.1%
Energy	4.0%
Industrial	3.7%
Basic Materials	3.7%
Others (each less than 3.0%)	0.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of March 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	33.0%
India	9.8%
Russia	8.4%
Brazil	7.0%
Mexico	6.6%
France	6.6%
Taiwan	6.4%
Hong Kong	6.2%
Others (each less than 3.0%)	15.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$2,106,823	$2,106,823	$—	$—
	Common Stocks
	Argentina	90,387	90,387	—	—
	Brazil	4,738,462	4,738,462	—	—
	Chile	668,720	—	668,720	—
	China	32,238,626	15,372,764	16,865,862	—
	Colombia	387,319	387,319	—	—
	Egypt	528,895	—	528,895	—
	France	6,413,039	—	6,413,039	—
	Hong Kong	6,066,165	177,804	5,888,361	—
	India	9,537,604	—	9,537,604	—
	Indonesia	1,007,282	—	1,007,282	—
	Italy	2,043,046	—	2,043,046	—
	Mexico	6,451,277	6,451,277	—	—
	Peru	1,752,608	1,752,608	—	—
	Philippines	2,539,438	—	2,539,438	—
	Russia	8,240,122	1,529,151	6,710,971	—
	South Africa	1,616,882	—	1,616,882	—
	South Korea	2,294,317	—	2,294,317	—
	Switzerland	65,912	—	65,912	—
	Taiwan	6,292,574	—	6,292,574	—
	Turkey	1,617,681	316,442	1,301,239	—

	Total Common Stocks	94,590,356	30,816,214	63,774,142	—

	Short-Term Investment	568,596	568,596	—	—

	Total	$97,265,775	$33,491,633	$63,774,142	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 97.5%

Australia - 0.9%

Rio Tinto PLC	8,310	$380,948

Belgium - 1.2%

KBC Group NV	10,992	498,764

Brazil - 0.3%

Ambev SA ADR	60,894	140,056

Canada - 2.9%

Canadian National Railway Co	10,956	850,514
Suncor Energy Inc	21,774	347,505

		1,198,019

China - 1.5%

Tencent Holdings Ltd	4,000	197,710
Yum China Holdings Inc	10,414	443,949

		641,659

Denmark - 3.0%

Carlsberg AS ‘B’	2,781	313,084
Novo Nordisk AS ‘B’	15,616	932,526

		1,245,610

France - 16.6%

Air Liquide SA	10,037	1,281,199
Capgemini SE	3,735	312,106
Danone SA	8,479	542,641
Dassault Systemes SE	1,631	238,112
Engie SA	37,280	381,765
EssilorLuxottica SA	4,207	445,416
Hermes International	158	107,505
L’Oreal SA	1,993	515,810
Legrand SA	5,988	381,927
LVMH Moet Hennessy Louis Vuitton SE	2,119	777,147
Pernod Ricard SA	5,090	722,456
Schneider Electric SE	14,690	1,241,642

		6,947,726

Germany - 9.2%

Bayer AG	13,079	749,408
Beiersdorf AG	8,521	857,987
Deutsche Boerse AG	3,222	442,652
Merck KGaA	4,853	489,969
MTU Aero Engines AG	1,355	195,929
SAP SE	9,965	1,112,573

		3,848,518

Hong Kong - 3.0%

AIA Group Ltd	138,626	1,241,346

India - 2.2%

Housing Development Finance Corp Ltd	15,914	343,493
Tata Consultancy Services Ltd	23,378	562,406

		905,899

Ireland - 0.8%

Ryanair Holdings PLC ADR *	6,105	324,114

Israel - 1.4%

Check Point Software Technologies Ltd *	5,669	569,961

	Shares	Value

Italy - 1.5%

Eni SPA	28,123	$279,472
Intesa Sanpaolo SPA	223,408	361,488

		640,960

Japan - 16.1%

Daikin Industries Ltd	6,200	748,427
Denso Corp	6,100	194,922
FANUC Corp	1,000	133,626
Hitachi Ltd	17,600	505,585
Hoya Corp	13,400	1,139,423
Japan Tobacco Inc	22,900	423,574
Koito Manufacturing Co Ltd	5,400	181,544
Kubota Corp	39,900	507,490
Kyocera Corp	10,700	631,415
Olympus Corp	61,500	886,541
Shin-Etsu Chemical Co Ltd	2,600	255,547
SMC Corp	400	167,697
Terumo Corp	28,400	973,023

		6,748,814

Netherlands - 2.4%

Akzo Nobel NV	6,945	456,764
ING Groep NV	43,331	222,032
Randstad NV	8,702	307,111

		985,907

Portugal - 0.5%

Galp Energia SGPS SA	19,419	222,079

Singapore - 0.9%

DBS Group Holdings Ltd	30,200	394,054

Spain - 1.6%

Amadeus IT Group SA	14,010	659,435

Sweden - 1.0%

Essity AB ‘B’	13,967	427,859

Switzerland - 15.7%

Alcon Inc *	1,995	102,205
Cie Financiere Richemont SA	5,882	314,416
Julius Baer Group Ltd	7,645	256,088
Nestle SA	18,357	1,879,166
Novartis AG	9,981	823,421
Roche Holding AG	5,102	1,641,528
Sika AG	1,921	315,453
UBS Group AG	63,282	580,050
Zurich Insurance Group AG	1,902	668,185

		6,580,512

Taiwan - 1.4%

Taiwan Semiconductor Manufacturing Co Ltd ADR	12,106	578,546

United Kingdom - 12.1%

Barclays PLC	134,715	153,094
Compass Group PLC	33,559	522,852
Diageo PLC	21,932	695,452
Experian PLC	30,353	843,549
Linde PLC	2,497	433,075
Reckitt Benckiser Group PLC	7,866	599,196
RELX PLC	36,339	776,487
Rolls-Royce Holdings PLC *	62,823	265,518
Smiths Group PLC	15,486	233,485

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Tesco PLC	124,249	$350,882
WPP PLC	28,877	196,332

		5,069,922

United States - 1.3%

Amcor PLC CDI	19,495	156,078
QIAGEN NV *	9,070	366,221

		522,299

Total Common Stocks (Cost $27,205,713)		40,773,007

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	662,397	662,397

Total Short-Term Investment (Cost $662,397)		662,397

TOTAL INVESTMENTS - 99.1% (Cost $27,868,110)		41,435,404

OTHER ASSETS & LIABILITIES, NET - 0.9%		382,709

NET ASSETS - 100.0%		$41,818,113

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-cyclical	41.8%
Industrial	17.9%
Financial	12.3%
Technology	8.1%
Consumer, Cyclical	6.9%
Basic Materials	6.7%
Others (each less than 3.0%)	5.4%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	16.6%
Japan	16.1%
Switzerland	15.7%
United Kingdom	12.1%
Germany	9.2%
Denmark	3.0%
Hong Kong	3.0%
Others (each less than 3.0%)	23.4%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$380,948	$—	$380,948	$—
	Belgium	498,764	—	498,764	—
	Brazil	140,056	140,056	—	—
	Canada	1,198,019	1,198,019	—	—
	China	641,659	443,949	197,710	—
	Denmark	1,245,610	—	1,245,610	—
	France	6,947,726	—	6,947,726	—
	Germany	3,848,518	—	3,848,518	—
	Hong Kong	1,241,346	—	1,241,346	—
	India	905,899	—	905,899	—
	Ireland	324,114	324,114	—	—
	Israel	569,961	569,961	—	—
	Italy	640,960	—	640,960	—
	Japan	6,748,814	—	6,748,814	—
	Netherlands	985,907	—	985,907	—
	Portugal	222,079	—	222,079	—
	Singapore	394,054	—	394,054	—
	Spain	659,435	—	659,435	—
	Sweden	427,859	—	427,859	—
	Switzerland	6,580,512	—	6,580,512	—
	Taiwan	578,546	578,546	—	—
	United Kingdom	5,069,922	—	5,069,922	—
	United States	522,299	366,221	156,078	—

	Total Common Stocks	40,773,007	3,620,866	37,152,141	—

	Short-Term Investment	662,397	662,397	—	—

	Total	$41,435,404	$4,283,263	$37,152,141	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 99.0%

Australia - 3.6%

Accent Group Ltd	49,656	$24,002
Appen Ltd	3,041	36,313
Asaleo Care Ltd	103,554	64,333
Charter Hall Long Wale REIT	32,598	88,183
Growthpoint Properties Australia Ltd REIT	43,250	66,900
IGO Ltd	35,912	92,256
IPH Ltd	17,393	76,362
Karoon Energy Ltd *	279,214	75,161
McMillan Shakespeare Ltd	18,545	79,702
Nanosonics Ltd *	24,597	84,395
Netwealth Group Ltd	9,000	36,950
Perseus Mining Ltd *	62,000	35,235
Pro Medicus Ltd	7,352	86,896
Select Harvests Ltd	19,181	82,078
Shopping Centres Australasia Property Group REIT	39,058	54,170

		982,936

Austria - 1.0%

ams AG *	6,159	60,201
AT&S Austria Technologie & Systemtechnik AG	2,573	37,270
BAWAG Group AG ~	2,439	68,036
S IMMO AG	4,936	95,813

		261,320

Belgium - 1.0%

Bekaert SA	4,186	69,762
D’ieteren SA	1,411	69,987
KBC Ancora	1,200	33,319
Orange Belgium SA	5,008	88,049

		261,117

Brazil - 0.3%

Yamana Gold Inc	29,035	80,670

Canada - 8.3%

Alaris Royalty Corp	4,600	26,967
Artis REIT	11,475	65,068
B2Gold Corp	35,589	107,731
Canaccord Genuity Group Inc	18,339	56,426
Canadian Solar Inc *	5,638	89,701
Celestica Inc *	21,958	77,079
Centerra Gold Inc *	13,494	80,256
CI Financial Corp	6,052	60,077
Cogeco Inc	1,226	75,687
Cominar REIT	11,277	64,987
Corus Entertainment Inc ‘B’	40,006	71,353
Crescent Point Energy Corp	35,319	27,356
CT REIT	8,395	69,794
Dundee Precious Metals Inc	23,050	72,722
Empire Co Ltd ‘A’	3,800	74,337
European REIT	27,458	72,581
Extendicare Inc	15,917	65,374
Genworth MI Canada Inc	3,042	67,593
H&R REIT	9,520	60,409
High Liner Foods Inc	14,270	65,200
Knight Therapeutics Inc *	17,744	78,173
Medical Facilities Corp	35,452	87,918
Northview Apartment REIT	2,600	60,487
Parex Resources Inc *	9,688	81,921
Points International Ltd *	5,888	48,458
Polaris Infrastructure Inc	9,400	74,610
Precision Drilling Corp *	18,900	5,909
Real Matters Inc *	9,403	93,542
Ritchie Bros Auctioneers Inc	4,032	138,096
SEMAFO Inc *	44,125	85,597

	Shares	Value
Seven Generations Energy Ltd ‘A’ *	8,000	$8,811
TFI International Inc	2,200	48,540
Torex Gold Resources Inc *	7,950	76,997

		2,239,757

China - 0.4%

Gemdale Properties & Investment Corp Ltd	629,886	103,348

Denmark - 1.6%

NKT AS *	3,605	63,428
Pandora AS	2,577	82,802
Royal Unibrew AS	1,700	122,200
Scandinavian Tobacco Group AS ~	6,500	65,267
SimCorp AS	755	62,951
Spar Nord Bank AS	6,975	42,107

		438,755

Egypt - 0.4%

Centamin PLC	77,666	115,312

Finland - 1.3%

Huhtamaki Oyj	2,276	72,872
Outokumpu Oyj	29,359	71,168
Uponor Oyj	9,530	85,816
Valmet Oyj	6,315	122,594

		352,450

France - 3.2%

Atos SE	2,132	142,045
Criteo SA ADR *	2,700	21,465
Eiffage SA	1,313	93,202
Elior Group SA ~	10,630	69,580
Eutelsat Communications SA	2,809	29,200
Kaufman & Broad SA	1,540	47,310
Klepierre SA REIT	4,585	87,397
Metropole Television SA	6,339	70,157
SCOR SE	4,827	106,200
Teleperformance	217	44,944
Trigano SA	1,297	82,293
Virbac SA *	437	76,773

		870,566

Georgia - 0.2%

Bank of Georgia Group PLC	5,456	61,929

Germany - 7.7%

Affimed NV *	35,158	55,550
AIXTRON SE *	10,517	90,510
Brenntag AG	3,870	140,606
Cewe Stiftung & Co KGaA	748	65,811
CTS Eventim AG & Co KGaA	871	39,855
Deutsche Pfandbriefbank AG ~	10,085	76,133
DIC Asset AG	6,254	65,111
DWS Group GmbH & Co KGaA ~	3,354	81,430
Eckert & Ziegler Strahlen- und Medizintechnik AG	608	94,430
GEA Group AG	5,947	122,852
GFT Technologies SE	9,664	80,399
HelloFresh SE *	3,981	130,001
JOST Werke AG ~	2,685	64,739
KION Group AG	2,322	99,934
LANXESS AG	2,900	115,432
LEG Immobilien AG	1,243	139,387
LPKF Laser & Electronics AG *	5,085	94,588
Software AG	3,416	101,809
Stroeer SE & Co KGaA	1,596	82,010
TAG Immobilien AG	5,542	108,992
Talanx AG	2,054	69,109
Telefonica Deutschland Holding AG	26,122	64,132

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
Wacker Chemie AG	1,892	$94,243

		2,077,063

Hong Kong - 1.6%

Dah Sing Financial Holdings Ltd	22,656	63,989
Hysan Development Co Ltd	28,917	93,385
K Wah International Holdings Ltd	186,470	80,119
Shun Tak Holdings Ltd	217,390	73,496
Stella International Holdings Ltd	65,665	68,971
VTech Holdings Ltd	6,000	43,206

		423,166

Ireland - 0.9%

Bank of Ireland Group PLC	25,664	47,840
Greencore Group PLC	50,486	103,096
Hibernia REIT PLC	85,559	98,703

		249,639

Israel - 1.3%

Allot Ltd *	8,580	81,081
AudioCodes Ltd	4,201	100,362
Gazit-Globe Ltd	9,048	69,076
Plus500 Ltd	7,952	105,186

		355,705

Italy - 3.0%

ACEA SPA	5,319	84,422
Avio SPA	5,606	69,465
Banca Farmafactoring SPA ~	9,373	48,174
Banca IFIS SPA	6,401	61,525
Banca Sistema SPA ~	54,623	64,295
doValue SPA ~	10,970	67,205
Enav SPA ~	18,184	80,177
Esprinet SPA	19,958	70,617
Italgas SPA	17,500	95,749
Sesa SPA	1,770	76,131
Unipol Gruppo SPA	23,729	80,922

		798,682

Japan - 24.0%

Altech Corp	5,100	68,744
Aoyama Trading Co Ltd	2,800	23,955
Asahi Co Ltd	8,400	87,325
Asahi Diamond Industrial Co Ltd	8,800	37,745
ASKUL Corp	2,700	79,557
Capcom Co Ltd	2,500	78,387
Citizen Watch Co Ltd	9,700	34,224
Cybernet Systems Co Ltd	14,500	74,771
Denka Co Ltd	2,200	46,028
Dexerials Corp	12,300	78,798
DMG Mori Co Ltd	5,200	43,125
Eagle Industry Co Ltd	4,500	27,970
EPS Holdings Inc	7,400	76,989
ESPEC Corp	5,400	81,651
FCC Co Ltd	5,100	74,046
Financial Products Group Co Ltd	13,800	69,676
Foster Electric Co Ltd	9,200	94,036
Fuji Media Holdings Inc	3,000	29,798
Fukui Computer Holdings Inc	4,600	92,665
FULLCAST Holdings Co Ltd	5,000	57,183
Furyu Corp	9,700	73,775
Glory Ltd	2,900	66,632
Invincible Investment Corp REIT	100	22,560
IR Japan Holdings Ltd	1,500	80,238
Izumi Co Ltd	2,700	74,372
Kaken Pharmaceutical Co Ltd	2,200	102,555
Kamigumi Co Ltd	4,000	67,518
Kato Sangyo Co Ltd	2,100	66,041
Kenedix Inc	22,900	86,911
Kissei Pharmaceutical Co Ltd	1,500	38,456

	Shares	Value
Kito Corp	3,800	$34,906
Kozo Keikaku Engineering Inc	2,900	67,750
Kyoei Steel Ltd	2,000	22,974
Kyudenko Corp	3,300	88,911
Lacto Japan Co Ltd	2,600	79,917
Look Holdings Inc	4,526	31,768
Marvelous Inc	14,900	73,789
Meitec Corp	2,000	79,313
Mitsui E&S Holdings Co Ltd *	5,300	25,455
Mitsui Matsushima Holdings Co Ltd	9,400	76,257
Mochida Pharmaceutical Co Ltd	2,300	88,832
Morinaga & Co Ltd	1,800	73,686
NichiiGakkan Co Ltd	4,632	44,151
Nihon Unisys Ltd	2,500	66,683
Nikkon Holdings Co Ltd	4,200	81,889
Nippon Carbon Co Ltd	2,300	68,111
Nippon Electric Glass Co Ltd	1,900	25,302
Nippon Piston Ring Co Ltd	5,100	53,360
NIPPON REIT Investment Corp	37	109,572
Nippon Yakin Kogyo Co Ltd	3,450	53,398
Nishio Rent All Co Ltd	3,400	71,046
Noevir Holdings Co Ltd	1,500	76,284
Obara Group Inc	3,200	68,030
Optorun Co Ltd	3,400	80,052
OSJB Holdings Corp	21,900	48,368
PAL GROUP Holdings Co Ltd	6,300	76,524
Premium Group Co Ltd	5,600	84,042
Prima Meat Packers Ltd	3,500	79,237
Rengo Co Ltd	8,400	65,294
Restar Holdings Corp	2,000	27,661
Riso Kyoiku Co Ltd	26,400	69,970
Roland DG Corp	2,300	24,766
Ryobi Ltd	3,500	42,675
Ryosan Co Ltd	3,200	70,396
Sangetsu Corp	5,500	81,407
Sanki Engineering Co Ltd	6,500	72,771
Sankyo Co Ltd	2,200	63,801
Sankyu Inc	1,900	70,794
Sanwa Holdings Corp	11,600	90,086
Sawai Pharmaceutical Co Ltd	1,900	101,804
Seikagaku Corp	7,700	79,920
Shinoken Group Co Ltd	6,700	46,543
Ship Healthcare Holdings Inc	2,800	114,287
Star Micronics Co Ltd	7,000	70,062
Starts Proceed Investment Corp REIT	48	79,796
Sumitomo Mitsui Construction Co Ltd	10,100	44,409
Sumitomo Osaka Cement Co Ltd	2,600	77,415
Sumitomo Seika Chemicals Co Ltd	3,100	75,940
Takara Leben Co Ltd	10,800	34,743
Tama Home Co Ltd	6,800	76,507
The Okinawa Electric Power Co Inc	5,506	100,787
TOA ROAD Corp	3,200	88,677
Toho Zinc Co Ltd *	1,500	16,594
Tokyo Electron Device Ltd	3,200	66,275
Tokyo Individualized Educational Institute Inc	14,400	60,654
Tokyu Construction Co Ltd	6,400	33,613
Tomy Co Ltd	8,700	61,056
Topy Industries Ltd	2,500	31,669
Tosei Corp	8,400	72,174
Towa Pharmaceutical Co Ltd	2,100	43,896
Toyo Corp	8,700	78,004
Toyo Kanetsu KK	2,200	39,322
TS Tech Co Ltd	3,400	79,879
Ube Industries Ltd	1,700	25,933
ValueCommerce Co Ltd	5,700	93,566
Warabeya Nichiyo Holdings Co Ltd	4,500	72,890
Yamaguchi Financial Group Inc	15,200	85,704
Yuasa Trading Co Ltd	3,800	99,970
Zeon Corp	9,400	70,367

		6,467,415

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value

Jordan - 0.5%

Hikma Pharmaceuticals PLC	4,935	$124,097

Luxembourg - 0.3%

APERAM SA	4,272	90,348

Netherlands - 2.8%

ASM International NV	1,391	141,523
ASR Nederland NV	4,651	116,942
BE Semiconductor Industries NV	3,222	98,680
Heijmans NV *	11,841	71,305
Intertrust NV ~	5,702	71,775
SBM Offshore NV	8,330	110,126
Signify NV ~	4,505	87,308
Vastned Retail NV REIT	3,619	60,732

		758,391

Norway - 0.9%

Austevoll Seafood ASA	8,984	63,935
Europris ASA ~	27,028	78,403
Grieg Seafood ASA	8,061	74,483
SpareBank 1 SMN	5,000	31,831

		248,652

Singapore - 1.1%

AEM Holdings Ltd	61,600	72,029
Ascendas India Trust	67,200	56,544
First REIT	141,400	67,225
Hi-P International Ltd	46,900	28,112
UMS Holdings Ltd	149,000	64,633

		288,543

South Korea - 6.0%

Binggrae Co Ltd	1,939	76,876
Com2uSCorp	1,113	76,713
Dong-A ST Co Ltd	1,120	73,686
Doosan Bobcat Inc	1,708	25,042
DY POWER Corp	3,701	17,689
F&F Co Ltd	972	73,007
Handsome Co Ltd	4,132	65,653
Hanwha Aerospace Co Ltd *	1,400	23,417
HDC Holdings Co Ltd	7,407	44,628
Huchems Fine Chemical Corp	5,544	66,907
Hyundai Wia Corp	1,098	23,853
InBody Co Ltd	2,000	25,619
Interflex Co Ltd *	10,827	80,327
INTOPS Co Ltd	9,706	78,341
JW Life Science Corp	2,225	25,927
KEPCO Plant Service & Engineering Co Ltd	2,864	68,043
Korea Circuit Co Ltd *	14,569	82,334
Korea Petrochemical Ind Co Ltd	319	22,693
Korean Reinsurance Co	14,266	85,119
Kumho Petrochemical Co Ltd	1,832	96,714
LG Hausys Ltd	2,516	72,323
Lotte Chilsung Beverage Co Ltd	694	48,339
Moorim P&P Co Ltd	9,970	23,746
Poongsan Corp	5,735	82,326
Seegene Inc	1,100	100,390
SK Discovery Co Ltd	1,773	30,615
Tovis Co Ltd	14,490	81,169
Value Added Technology Co Ltd	2,433	42,763

		1,614,259

Spain - 2.7%

Acerinox SA	8,754	58,922
Atlantica Yield PLC	3,682	82,109
Cia de Distribucion Integral Logista Holdings SA	5,348	85,850

	Shares	Value
Enagas SA	6,275	$123,788
Faes Farma SA	15,859	61,043
Lar Espana Real Estate Socimi SA REIT	15,262	67,751
Sacyr SA	20,762	31,431
Talgo SA * ~	13,258	59,795
Vidrala SA	587	52,286
Viscofan SA	1,965	107,590

		730,565

Sweden - 5.1%

Betsson AB	22,956	90,190
Bilia AB ‘A’	5,583	34,428
Bravida Holding AB ~	13,862	97,200
Evolution Gaming Group AB ~	2,600	88,153
Inwido AB	14,876	84,500
JM AB	4,114	70,899
Kungsleden AB	12,817	96,412
Lindab International AB	10,819	82,725
NCC AB ‘B’	6,506	85,041
Nyfosa AB *	15,863	79,457
Orexo AB *	11,218	62,012
Pricer AB ‘B’	45,574	70,938
Resurs Holding AB ~	7,550	25,628
Sectra AB ‘B’	1,840	68,510
Sweco AB ‘B’	3,443	97,762
Tethys Oil AB	15,692	74,425
Trelleborg AB ‘B’	6,416	68,257
Wihlborgs Fastigheter AB	6,864	94,936

		1,371,473

Switzerland - 6.0%

AC Immune SA *	12,651	87,418
Adecco Group AG	3,670	144,622
Allreal Holding AG	520	96,534
ALSO Holding AG	506	79,531
Baloise Holding AG	551	71,835
BKW AG	1,009	82,164
Cembra Money Bank AG	905	82,520
CRISPR Therapeutics AG *	1,890	80,155
Forbo Holding AG	69	83,947
Huber + Suhner AG	1,389	86,094
Interroll Holding AG	46	76,101
Julius Baer Group Ltd	1,573	52,692
Landis+Gyr Group AG	650	44,475
Logitech International SA	3,533	151,309
PSP Swiss Property AG	1,093	136,679
Siegfried Holding AG	224	90,147
Sonova Holding AG	1,040	185,447

		1,631,670

United Kingdom - 12.7%

4imprint Group PLC	3,101	72,979
Aggreko PLC	15,981	95,511
Auto Trader Group PLC ~	23,856	128,913
Bellway PLC	4,446	117,783
boohoo Group PLC *	32,157	75,642
Brewin Dolphin Holdings PLC	33,598	91,213
Coats Group PLC	123,008	64,066
Computacenter PLC	6,798	120,521
Dialog Semiconductor PLC *	2,534	65,866
Drax Group PLC	41,870	79,184
Empiric Student Property PLC REIT	104,707	85,186
Fevertree Drinks PLC	2,437	36,343
Frasers Group PLC *	9,000	20,279
Great Portland Estates PLC REIT	12,927	108,912
Gulf Keystone Petroleum Ltd	87,014	72,954
Howden Joinery Group PLC	21,815	137,231
IMI PLC	10,831	99,987
Inchcape PLC	16,971	90,571
Intermediate Capital Group PLC	10,701	118,108

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
International Personal Finance PLC	56,793	$53,753
Jupiter Fund Management PLC	12,000	29,422
Keller Group PLC	8,285	54,369
Man Group PLC	66,092	101,143
Mitchells & Butlers PLC *	17,751	39,697
Oxford Instruments PLC	5,182	80,098
Paragon Banking Group PLC	13,200	53,989
Pets at Home Group PLC	27,162	86,242
Quilter PLC ~	77,054	111,655
Reach PLC	56,257	71,401
Redrow PLC	17,309	76,729
Rightmove PLC	22,677	136,764
Rotork PLC	35,004	92,613
Safestore Holdings PLC REIT	12,573	99,422
Spirent Communications PLC	41,609	105,538
St Modwen Properties PLC	18,516	75,629
Stagecoach Group PLC	58,940	50,472
Tate & Lyle PLC	20,655	168,045
Team17 Group PLC *	11,507	82,041
Ultra Electronics Holdings PLC	4,338	107,326
Vistry Group PLC	10,989	78,328

		3,435,925

United States - 1.1%

Argonaut Gold Inc *	34,300	26,323
CyberArk Software Ltd *	790	67,592
IMAX Corp *	6,698	60,617
Inmode Ltd *	3,226	69,359
Oxford Immunotec Global PLC *	6,814	63,098

		286,989

Total Common Stocks (Cost $27,859,793)		26,720,742

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds T-Fund ‘Institutional’ 0.210%	21,547	21,547

Total Short-Term Investment (Cost $21,547)		21,547

TOTAL INVESTMENTS - 99.1% (Cost $27,881,340)		26,742,289

OTHER ASSETS & LIABILITIES, NET - 0.9%		239,323

NET ASSETS - 100.0%		$26,981,612

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.6%
Industrial	19.2%
Consumer, Non-Cyclical	18.9%
Consumer, Cyclical	12.0%
Technology	8.5%
Basic Materials	8.0%
Communications	5.6%
Others (each less than 3.0%)	5.3%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	24.0%
United Kingdom	12.7%
Canada	8.3%
Germany	7.7%
Switzerland	6.0%
South Korea	6.0%
Sweden	5.1%
Australia	3.6%
France	3.2%
Italy	3.0%
Others (each less than 3.0%)	19.5%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$982,936	$64,333	$918,603	$—
	Austria	261,320	95,813	165,507	—
	Belgium	261,117	—	261,117	—
	Brazil	80,670	80,670	—	—
	Canada	2,239,757	2,239,757	—	—
	China	103,348	—	103,348	—
	Denmark	438,755	—	438,755	—
	Egypt	115,312	—	115,312	—
	Finland	352,450	—	352,450	—
	France	870,566	21,465	849,101	—
	Georgia	61,929	—	61,929	—
	Germany	2,077,063	55,550	2,021,513	—
	Hong Kong	423,166	—	423,166	—
	Ireland	249,639	—	249,639	—
	Israel	355,705	181,443	174,262	—
	Italy	798,682	—	798,682	—
	Japan	6,467,415	—	6,467,415	—
	Jordan	124,097	—	124,097	—
	Luxembourg	90,348	—	90,348	—
	Netherlands	758,391	71,305	687,086	—
	Norway	248,652	—	248,652	—
	Singapore	288,543	—	288,543	—
	South Korea	1,614,259	100,390	1,513,869	—
	Spain	730,565	149,860	580,705	—
	Sweden	1,371,473	—	1,371,473	—
	Switzerland	1,631,670	251,520	1,380,150	—
	United Kingdom	3,435,925	208,748	3,227,177	—
	United States	286,989	286,989	—	—

	Total Common Stocks	26,720,742	3,807,843	22,912,899	—

	Short-Term Investment	21,547	21,547	—	—

	Total	$26,742,289	$3,829,390	$22,912,899	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 96.2%

Argentina - 0.2%

YPF SA ADR	19,782	$82,491

Austria - 0.5%

Erste Group Bank AG *	9,305	170,353

Belgium - 1.1%

Ageas	9,265	386,091

Canada - 3.0%

ARC Resources Ltd	19,143	55,091
Barrick Gold Corp	33,857	622,143
Cameco Corp	12,948	98,923
Kinross Gold Corp *	55,830	222,203
Tourmaline Oil Corp	10,270	63,052

		1,061,412

China - 5.2%

China Mobile Ltd	73,597	551,557
China Telecom Corp Ltd ‘H’	1,351,724	409,552
China Unicom Hong Kong Ltd	721,739	420,955
Dongfeng Motor Group Co Ltd ‘H’	649,585	422,951

		1,805,015

Denmark - 1.3%

AP Moller - Maersk AS ‘B’	485	429,887
The Drilling Co of 1972 AS *	735	14,003

		443,890

Finland - 1.3%

Nokia OYJ	143,230	441,129

France - 9.9%

BNP Paribas SA	15,156	442,483
Cie de Saint-Gobain	28,826	691,693
Engie SA	39,116	400,566
Renault SA	10,403	197,706
Rexel SA	47,683	351,108
Societe Generale SA	21,804	357,197
TOTAL SA	26,845	1,011,488

		3,452,241

Germany - 2.5%

CECONOMY AG *	31,148	67,621
Daimler AG	14,920	445,574
Deutsche Lufthansa AG	23,983	224,317
METRO AG	10,070	85,768
Salzgitter AG	3,657	43,024

		866,304

Hong Kong - 0.8%

CK Asset Holdings Ltd	53,918	292,542

India - 1.0%

Canara Bank *	80,145	95,766
NTPC Ltd	30,248	33,643
Oil & Natural Gas Corp Ltd	135,111	120,970
Zee Entertainment Enterprises Ltd	65,015	105,805

		356,184

Ireland - 0.9%

AIB Group PLC *	132,557	146,983
Bank of Ireland Group PLC	95,043	177,167

		324,150

	Shares	Value
Italy - 4.9%

Assicurazioni Generali SPA	19,743	$267,415
BPER Banca	36,660	111,555
Eni SPA	71,480	710,331
Saipem SPA *	80,510	194,102
UniCredit SPA	54,934	425,002

		1,708,405

Japan - 29.1%

Benesse Holdings Inc	3,569	90,824
Canon Inc	9,601	208,639
Chiyoda Corp *	18,371	35,709
Citizen Watch Co Ltd	43,414	153,174
Dai-ichi Life Holdings Inc	32,184	382,189
DeNA Co Ltd	17,031	186,548
Eisai Co Ltd	2,978	217,833
Fuji Media Holdings Inc	9,676	96,108
Fujitsu Ltd	2,837	255,525
Gree Inc	39,331	151,605
Honda Motor Co Ltd	40,275	901,211
Inpex Corp	61,067	342,590
JGC Holdings Corp	33,363	266,304
JSR Corp	25,804	471,632
Mitsubishi Estate Co Ltd	22,980	339,395
Mitsubishi Heavy Industries Ltd	11,656	293,754
Mitsubishi Motors Corp	64,194	180,870
Mitsubishi UFJ Financial Group Inc	179,538	671,751
Nikon Corp	29,229	268,272
Nippon Television Holdings Inc	18,279	203,688
Nissan Motor Co Ltd	75,568	252,829
Nitto Denko Corp	6,866	304,981
Nomura Holdings Inc	82,994	350,243
Resona Holdings Inc	126,392	378,962
Shimamura Co Ltd	6,379	385,507
Sumitomo Mitsui Financial Group Inc	23,746	576,871
Sumitomo Mitsui Trust Holdings Inc	15,656	449,799
T&D Holdings Inc	70,345	570,261
Takeda Pharmaceutical Co Ltd	21,260	647,327
THK Co Ltd	11,047	222,582
Z holdings Corp	96,772	308,524

		10,165,507

Luxembourg - 0.4%

RTL Group SA	4,714	157,862

Malaysia - 0.5%

CIMB Group Holdings Bhd	196,488	163,507

Netherlands - 4.9%

ABN AMRO Bank NV ~	44,129	358,097
ING Groep NV	83,859	429,702
PostNL NV	83,555	105,727
Royal Dutch Shell PLC ‘B’	48,038	805,791

		1,699,317

Norway - 1.9%

Equinor ASA	29,202	364,036
Norsk Hydro ASA	145,929	314,647

		678,683

Russia - 2.1%

Gazprom PJSC ADR	63,229	288,324
LUKOIL PJSC ADR	1,675	99,093
Sberbank of Russia PJSC ADR	20,145	189,363
VEON Ltd ADR	97,484	147,201

		723,981

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2020

	Shares	Value
South Africa - 1.9%

Anglo American PLC	18,415	$322,697
Gold Fields Ltd ADR	33,811	160,602
Impala Platinum Holdings Ltd *	22,743	94,761
MTN Group Ltd	38,123	102,221

		680,281

South Korea - 3.4%

KB Financial Group Inc	15,829	445,175
KT Corp ADR	46,390	360,914
Shinhan Financial Group Co Ltd	16,040	375,243

		1,181,332

Spain - 1.2%

CaixaBank SA	222,411	411,596

Switzerland - 6.6%

Adecco Group AG	14,040	553,269
Julius Baer Group Ltd	12,804	428,902
LafargeHolcim Ltd	16,983	619,769
UBS Group AG	76,649	702,574

		2,304,514

Taiwan - 0.9%

Innolux Corp	789,767	136,120
Shin Kong Financial Holding Co Ltd *	787,750	197,574

		333,694

Thailand - 0.9%

Kasikornbank PCL NVDR	110,904	308,451

United Kingdom - 9.7%

Babcock International Group PLC	51,250	241,874
BP PLC	165,601	679,119
BT Group PLC	216,942	315,556
Centrica PLC	298,944	140,860
HSBC Holdings PLC	3,720	20,883
J Sainsbury PLC	206,085	533,225
Kingfisher PLC	167,800	294,742
Land Securities Group PLC REIT	24,924	171,873
Marks & Spencer Group PLC	112,945	136,916
Standard Chartered PLC	91,729	507,150
The British Land Co PLC REIT	37,216	155,197
WPP PLC	28,640	194,721

		3,392,116

United States - 0.1%

Ovintiv Inc	18,336	50,293

Total Common Stocks (Cost $47,336,505)		33,641,341

EXCHANGE-TRADED FUND - 0.9%

iShares Core MSCI EAFE	6,310	314,806

Total Exchange-Traded Fund (Cost $276,481)		314,806

	Shares	Value

SHORT-TERM INVESTMENT - 1.5%

Money Market Fund - 1.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	518,350	$518,350

Total Short-Term Investment (Cost $518,350)		518,350

TOTAL INVESTMENTS - 98.6% (Cost $48,131,336)		34,474,497

OTHER ASSETS & LIABILITIES, NET - 1.4%		496,076

NET ASSETS - 100.0%		$34,970,573

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	32.8%
Energy	14.0%
Consumer, Cyclical	11.5%
Communications	10.9%
Industrial	9.7%
Consumer, Non-cyclical	6.8%
Basic Materials	6.2%
Others (each less than 3.0%)	6.7%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	As of March 31, 2020, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	29.1%
France	9.9%
United Kingdom	9.7%
Switzerland	6.6%
China	5.2%
Italy	4.9%
Netherlands	4.9%
South Korea	3.4%
Canada	3.0%
Others (each less than 3.0%)	21.9%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2020

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Common Stocks
	Argentina	$82,491	$82,491	$—	$—
	Austria	170,353	—	170,353	—
	Belgium	386,091	—	386,091	—
	Canada	1,061,412	1,061,412	—	—
	China	1,805,015	—	1,805,015	—
	Denmark	443,890	—	443,890	—
	Finland	441,129	—	441,129	—
	France	3,452,241	—	3,452,241	—
	Germany	866,304	—	866,304	—
	Hong Kong	292,542	—	292,542	—
	India	356,184	—	356,184	—
	Ireland	324,150	—	324,150	—
	Italy	1,708,405	—	1,708,405	—
	Japan	10,165,507	—	10,165,507	—
	Luxembourg	157,862	—	157,862	—
	Malaysia	163,507	—	163,507	—
	Netherlands	1,699,317	—	1,699,317	—
	Norway	678,683	—	678,683	—
	Russia	723,981	723,981	—	—
	South Africa	680,281	160,602	519,679	—
	South Korea	1,181,332	360,914	820,418	—
	Spain	411,596	—	411,596	—
	Switzerland	2,304,514	—	2,304,514	—
	Taiwan	333,694	—	333,694	—
	Thailand	308,451	—	308,451	—
	United Kingdom	3,392,116	—	3,392,116	—
	United States	50,293	50,293	—	—

	Total Common Stocks	33,641,341	2,439,693	31,201,648	—

	Exchange-Traded Fund	314,806	314,806	—	—

	Short-Term Investment	518,350	518,350	—	—

	Total	$34,474,497	$3,272,849	$31,201,648	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2020

	Shares	Value
COMMON STOCKS - 98.0%

Consumer, Cyclical - 0.6%

Hilton Worldwide Holdings Inc	4,065	$277,396

Financial - 97.4%

Alexandria Real Estate Equities Inc REIT	14,433	1,978,187
American Homes 4 Rent ‘A’ REIT	74,798	1,735,314
American Tower Corp REIT	5,830	1,269,483
Americold Realty Trust REIT	18,154	617,962
Apartment Investment & Management Co ‘A’ REIT	27,821	977,908
AvalonBay Communities Inc REIT	18,038	2,654,653
Boston Properties Inc REIT	7,684	708,694
Brandywine Realty Trust REIT	27,387	288,111
CoreSite Realty Corp REIT	6,111	708,265
Cousins Properties Inc REIT	30,419	890,364
CubeSmart REIT	28,840	772,623
Digital Realty Trust Inc REIT	5,963	828,254
Duke Realty Corp REIT	23,732	768,441
EPR Properties REIT	4,947	119,815
Equinix Inc REIT	7,097	4,432,573
Equity LifeStyle Properties Inc REIT	16,274	935,429
Equity Residential REIT	6,196	382,355
Essential Properties Realty Trust REIT	52,068	680,007
Essex Property Trust Inc REIT	8,435	1,857,724
Extra Space Storage Inc REIT	12,861	1,231,569
First Industrial Realty Trust Inc REIT	13,959	463,859
Healthcare Realty Trust Inc REIT	17,219	480,927
Healthcare Trust of America Inc ‘A’ REIT	63,839	1,550,011
Healthpeak Properties Inc REIT	34,355	819,367
Invitation Homes Inc REIT	100,683	2,151,596
Kilroy Realty Corp REIT	13,703	872,881
Park Hotels & Resorts Inc REIT	28,102	222,288
Prologis Inc REIT	52,537	4,222,399
Public Storage REIT	2,665	529,296
Regency Centers Corp REIT	23,390	898,879
Sabra Health Care REIT Inc	28,966	316,309
Simon Property Group Inc REIT	9,734	534,007
STORE Capital Corp REIT	55,259	1,001,293
Sun Communities Inc REIT	12,236	1,527,666
Sunstone Hotel Investors Inc REIT	24,266	211,357
Terreno Realty Corp REIT	20,197	1,045,195
VICI Properties Inc REIT	36,281	603,716
Welltower Inc REIT	19,796	906,261
Weyerhaeuser Co REIT	11,521	195,281

		42,390,319

Total Common Stocks (Cost $39,359,995)		42,667,715

	Shares	Value

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.210%	836,354	$836,354

Total Short-Term Investment (Cost $836,354)		836,354

TOTAL INVESTMENTS - 99.9% (Cost $40,196,349)		43,504,069

OTHER ASSETS & LIABILITIES, NET - 0.1%		27,883

NET ASSETS - 100.0%		$43,531,952

Notes to Schedule of Investments

(a)	As of March 31, 2020, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Apartments	22.4%
REITS-Diversified	20.5%
REITS-Warehouse/Industrial	14.6%
REITS-Office Property	10.9%
REITS-Health Care	9.4%
REITS-Storage	5.8%
REITS-Manufactured Homes	5.6%
REITS-Single Tenant	3.9%
Others (each less than 3.0%)	4.9%

98.0%
Short-Term Investment	1.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities as of March 31, 2020:

		Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$42,667,715	$42,667,715	$—	$—
	Short-Term Investment	836,354	836,354	—	—

	Total	$43,504,069	$43,504,069	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-76 and B-77

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2020

Explanation of Symbols:

*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2020. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of March 31, 2020.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
~

Securities are not registered under the Securities Act of 1933

(1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2020.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
±	Investments categorized as a significant unobservable input (Level 3).

Counterparty & Exchange Abbreviations:

ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispano
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
UBS	UBS

Currency Abbreviations:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Payment Frequency Abbreviations:

A	Annual
L	Lunar
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:

ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
AUD Bank Bill	Australian Dollar Bank Bill Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate
UST	United States Treasury Rate

Other Abbreviations:

ADR	American Depositary Receipt
CDI	Chess Depositary Interests
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
PIK	Payment In Kind
REIT	Real Estate Investment Trust

See Notes to Financial Statements

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

March 31, 2020

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2020

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Developing Growth Fund
ASSETS
Investments, at value (excluding derivatives)	$30,158,883	$581,008,613	$121,553,099	$85,985,418	$17,727,922
Outstanding purchased options, at value	76,919	189,801	—	—	—
Cash	—	2,043,321	—	3,505,386	—
Cash (segregated for derivative instruments)	334,000	3,215,466	185,300	850,000	—
Foreign currency held, at value	29,064	2,946,130	3,491	483,845	—
Receivables:
Dividends and interest	64,801	2,988,373	671,855	1,562,773	1,542
Fund shares sold	1,242	50,568	14,909	9,940	1,243
Securities sold	25,633,639	381,252,018	1,614,559	—	386,885
Variation margin on swap agreements	55,382	1,626,991	—	120,202	—
Swap agreements	1,856	—	—	—	—
Due from adviser	10,918	43,932	17,698	19,225	8,003
Forward foreign currency contracts appreciation	184,236	2,924,235	—	469,412	—
Swap premiums paid	—	4,266	—	—	—
Swap agreements appreciation	—	55,216	—	—	—
Prepaid expenses and other assets	293	3,922	1,391	501	105
Total Assets	56,551,233	978,352,852	124,062,302	93,006,702	18,125,700
LIABILITIES
Payables:
Fund shares redeemed	3,781	74,067	21,754	21,363	4,681
Securities purchased	23,734,492	503,126,097	1,626,330	4,052,959	405,685
Securities sold short, at value	—	9,829,190	—	—	—
Sale-buyback financing transactions	11,585,269	64,666,795	—	—	—
Reverse repurchase agreement	—	6,180,500	—	—	—
Swap agreements	—	143,285	—	17,628	—
Variation margin on futures contracts	5,651	345,183	750	—	—
Variation margin on swap agreements	—	—	4,269	—	—
Due to brokers	—	4,250,000	—	—	—
Accrued advisory fees	10,570	153,079	52,692	41,273	6,495
Accrued administration fees	3,964	57,404	19,760	8,093	1,624
Accrued custodian fees and expenses	2,743	21,592	3,889	14,492	134
Accrued legal, audit and tax service fees	5,497	21,624	10,050	8,031	5,094
Accrued trustees’ fees and expenses and deferred compensation	2,775	14,701	2,151	21	2,258
Accrued foreign capital gains tax	—	—	—	1,194	—
Accrued other	18,823	113,876	40,549	23,077	8,923
Forward foreign currency contracts depreciation	141,109	1,987,313	—	1,195,904	—
Outstanding options written, at value	86,421	447,852	—	—	—
Swap premiums received	—	69,273	—	—	—
Swap agreements depreciation	—	16,721	—	—	—
Unfunded loan commitment depreciation	—	1,302	—	—	—
Total Liabilities	35,601,095	591,519,854	1,782,194	5,384,035	434,894
NET ASSETS	$20,950,138	$386,832,998	$122,280,108	$87,622,667	$17,690,806
NET ASSETS CONSIST OF:
Paid-in capital	$29,632,003	$378,354,953	$126,631,669	$108,626,232	$15,957,728
Undistributed/accumulated earnings (deficit)	(8,681,865)	8,478,045	(4,351,561)	(21,003,565)	1,733,078
NET ASSETS	$20,950,138	$386,832,998	$122,280,108	$87,622,667	$17,690,806
Class P Shares:
Shares of beneficial interest outstanding	2,296,035	35,083,009	12,513,744	12,207,778	1,246,552
Net Asset Value Per Share	$9.12	$11.03	$9.77	$7.18	$14.19

Investments, at cost (excluding derivatives)	$29,673,065	$577,641,089	$125,130,799	$98,139,694	$15,921,015
Outstanding purchased options, at cost	22,544	174,902	—	—	—
Foreign currency held, at cost	30,224	2,929,451	3,529	492,764	—
Proceeds from securities sold short	—	9,749,238	—	—	—
Premiums received from outstanding options written	59,077	353,025	—	—	—

See Notes to Financial Statements

C-1

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2020

	PF Growth Fund	PF Large-Cap Value Fund	PF Mid-Cap Equity Fund	PF Multi-Asset Fund	PF Small-Cap Value Fund
ASSETS
Investments, at value (excluding derivatives)	$164,392,188	$160,196,701	$7,824,935	$994,988,134	$28,120,262
Cash	—	—	—	—	6,338
Receivables:
Dividends and interest	36,966	314,826	7,906	4,724,075	38,294
Fund shares sold	17,270	18,885	—	90,699	2,485
Securities sold	1,270,771	—	—	6,851,484	78,785
Due from adviser	13,583	13,211	5,002	52,823	5,723
Swap agreements appreciation	—	—	—	12,706,953	—
Prepaid expenses and other assets	1,590	1,451	89	9,022	510
Total Assets	165,732,368	160,545,074	7,837,932	1,019,423,190	28,252,397
LIABILITIES
Payables:
Fund shares redeemed	36,357	35,345	—	219,718	6,757
Securities purchased	1,976,159	—	—	13,241,591	178,078
Variation margin on futures contracts	—	—	—	152,730	—
Accrued advisory fees	78,041	80,488	4,630	259,375	24,836
Accrued administration fees	21,284	18,574	1,068	111,161	4,967
Accrued custodian fees and expenses	2,272	2,028	114	14,411	647
Accrued legal, audit and tax service fees	10,996	10,791	4,740	39,788	5,737
Accrued trustees’ fees and expenses and deferred compensation	3,788	8,055	1,303	285	1,145
Accrued other (1)	28,552	24,778	8,031	144,564	14,485
Swap agreements depreciation	—	—	—	120,323,362	—
Total Liabilities	2,157,449	180,059	19,886	134,506,985	236,652
NET ASSETS	$163,574,919	$160,365,015	$7,818,046	$884,916,205	$28,015,745
NET ASSETS CONSIST OF:
Paid-in capital	$79,209,309	$113,372,667	$9,504,440	$1,016,160,541	$44,427,539
Undistributed/accumulated earnings (deficit)	84,365,610	46,992,348	(1,686,394)	(131,244,336)	(16,411,794)
NET ASSETS	$163,574,919	$160,365,015	$7,818,046	$884,916,205	$28,015,745
Class P Shares:
Shares of beneficial interest outstanding	6,036,864	16,596,656	884,919	107,547,682	5,414,146
Net Asset Value Per Share	$27.10	$9.66	$8.83	$8.23	$5.17

Investments, at cost (excluding derivatives)	$86,248,893	$117,949,921	$8,744,619	$1,000,480,627	$35,909,763

(1)	Accrued other for the PF Large-Cap Value Fund includes $12,130 of accrued accounting fees. Accrued other for the PF Mid-Cap Equity Fund includes $6,586 of accrued accounting fees.

See Notes to Financial Statements

C-2

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2020

	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund
ASSETS
Investments, at value (excluding derivatives)	$97,265,775	$41,435,404	$26,742,289	$34,474,497	$43,504,069
Cash	—	3,150	—	—	3,787
Foreign currency held, at value	1,313,730	7,054	52,365	100,730	—
Receivables:
Dividends and interest	97,704	486,992	224,231	466,087	183,253
Fund shares sold	9,940	3,355	2,485	2,733	3,727
Securities sold	163,866	108,684	19,324	275,684	134,274
Due from adviser	40,200	24,371	15,311	30,514	7,936
Accrued foreign capital gain tax	—	752	—	95	—
Prepaid expenses and other assets	695	370	156	413	732
Total Assets	98,891,910	42,070,132	27,056,161	35,350,753	43,837,778
LIABILITIES
Payables:
Fund shares redeemed	26,132	11,938	6,747	9,779	11,188
Securities purchased	1,081,413	154,899	18,614	289,736	219,525
Variation margin on futures contracts	160	—	—	—	—
Accrued advisory fees	52,596	27,218	12,682	19,293	42,657
Accrued administration fees	9,862	4,803	2,238	4,452	8,532
Accrued custodian fees and expenses	50,355	18,185	6,838	13,213	1,998
Accrued legal, audit and tax service fees	8,411	6,134	5,528	5,950	6,240
Accrued trustees’ fees and expenses and deferred compensation	1,522	4,069	16	5,182	592
Accrued foreign capital gains tax	5,982	—	—	—	—
Accrued other (1)	37,665	24,773	21,886	32,575	15,094
Total Liabilities	1,274,098	252,019	74,549	380,180	305,826
NET ASSETS	$97,617,812	$41,818,113	$26,981,612	$34,970,573	$43,531,952
NET ASSETS CONSIST OF:
Paid-in capital	$80,049,117	$28,226,826	$34,806,064	$51,587,736	$50,421,377
Undistributed/accumulated earnings (deficit)	17,568,695	13,591,287	(7,824,452)	(16,617,163)	(6,889,425)
NET ASSETS	$97,617,812	$41,818,113	$26,981,612	$34,970,573	$43,531,952
Class P Shares:
Shares of beneficial interest outstanding	9,960,877	4,622,711	3,867,388	6,808,740	4,226,615
Net Asset Value Per Share	$9.80	$9.05	$6.98	$5.14	$10.30

Investments, at cost (excluding derivatives)	$79,828,690	$27,868,110	$27,881,340	$48,131,336	$40,196,349
Foreign currency held, at cost	1,317,145	7,050	51,589	100,703	—

(1)	Accrued other for the PF International Small-Cap Fund includes $16,878 of accrued accounting fees.

See Notes to Financial Statements

C-3

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2020

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Developing Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,900	$84,221	$26,919	$35,413	$21,576
Interest, net of foreign taxes withheld	1,426,978	17,959,425	4,750,807	4,198,710	—
Total Investment Income	1,432,878	18,043,646	4,777,726	4,234,123	21,576

EXPENSES
Advisory fees	149,064	1,974,107	652,586	507,386	86,009
Administration fees	55,899	740,290	244,720	96,953	21,502
Support services expenses	4,865	62,505	19,613	8,437	1,924
Custodian fees and expenses	8,251	44,511	8,920	41,111	413
Portfolio accounting fees	31,655	182,517	67,706	41,004	19,234
Shareholder report expenses	4,292	57,103	19,426	7,683	1,747
Transfer agency out-of-pocket expenses	1,981	26,006	8,118	3,472	803
Registration fees	16	115	43	20	3
Legal, audit and tax service fees	7,791	57,430	21,321	15,382	6,451
Trustees’ fees and expenses	1,915	23,467	7,624	3,128	656
Interest expense	198,395	868,437	—	—	—
Other	880	19,049	3,714	13,141	457
Total Expenses	465,004	4,055,537	1,053,791	737,717	139,199
Advisory Fee Waiver	—	—	—	(12,927)	—
Adviser Expense Reimbursement	(61,646)	(472,703)	(156,485)	(133,378)	(31,688)
Net Expenses	403,358	3,582,834	897,306	591,412	107,511
NET INVESTMENT INCOME (LOSS)	1,029,520	14,460,812	3,880,420	3,642,711	(85,935)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	834,691	14,046,482	794,403	944,246	1,474,942
Closed short positions	—	(360,329)	—	—	—
Foreign currency transactions	(106,768)	(404,737)	(52)	(877,294)	—
Forward foreign currency contract transactions	326,378	1,118,001	1,839	(632,799)	—
Futures contract transactions	(661,406)	4,119,982	92,477	—	—
Purchased option transactions	189,266	(852,304)	—	—	—
Swap transactions	25,162	(1,805,786)	239	(23,817)	—
Written option transactions	(130,095)	1,395,370	—	—	—
Net Realized Gain (Loss)	477,228	17,256,679	888,906	(589,664)	1,474,942

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	10,744	(1,947,159)	(4,205,163)	(11,224,475)	(2,141,858)
Short positions	—	(79,952)	—	—	—
Foreign currencies	(6,301)	114,070	(8)	(24,903)	—
Forward foreign currency contracts	(2,294)	(209,741)	(1,839)	(668,078)	—
Futures contracts	12,470	3,497,824	321,512	—	—
Purchased options	32,592	47,793	—	—	—
Swaps	36,836	(2,984,316)	3,540	39,792	—
Written options	(46,194)	(70,478)	—	—	—
Unfunded loan commitments	—	(1,302)	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	37,853	(1,633,261)	(3,881,958)	(11,877,664)	(2,141,858)
NET GAIN (LOSS)	515,081	15,623,418	(2,993,052)	(12,467,328)	(666,916)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,544,601	$30,084,230	$887,368	($8,824,617)	($752,851)

Foreign taxes withheld on dividends and interest	$—	$9,289	$472	$61,887	$—
Foreign capital gains tax withheld	—	—	—	21,942	—
Change in deferred foreign capital gains tax	—	—	—	(1,049)	—

See Notes to Financial Statements

C-4

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2020

	PF Growth Fund	PF Large-Cap Value Fund	PF Mid-Cap Equity Fund	PF Multi-Asset Fund	PF Small-Cap Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,194,906	$4,068,547	$147,309	$184,717	$901,771
Interest, net of foreign taxes withheld	2,516	—	—	28,933,664	—
Total Investment Income	1,197,422	4,068,547	147,309	29,118,381	901,771

EXPENSES
Advisory fees	1,028,088	1,106,095	66,719	3,805,260	474,512
Administration fees	280,388	255,253	15,397	1,630,825	94,903
Support services expenses	22,496	20,879	1,238	137,013	8,433
Custodian fees and expenses	5,233	4,475	—	34,884	1,693
Portfolio accounting fees	32,939	28,544	9,973	142,256	23,918
Shareholder report expenses	21,550	19,575	1,177	126,813	7,583
Transfer agency out-of-pocket expenses	9,379	8,649	516	56,903	3,505
Registration fees	37	44	2	264	16
Legal, audit and tax service fees	24,518	23,698	5,401	114,543	8,929
Trustees’ fees and expenses	8,587	7,961	488	52,151	3,355
Other	11,510	11,287	6,421	32,745	3,113
Total Expenses	1,444,725	1,486,460	107,332	6,133,657	629,960
Adviser Expense Reimbursement	(136,249)	(125,113)	(25,216)	(588,849)	(60,545)
Net Expenses	1,308,476	1,361,347	82,116	5,544,808	569,415
NET INVESTMENT INCOME (LOSS)	(111,054)	2,707,200	65,193	23,573,573	332,356

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	10,518,544	10,208,535	(703,474)	2,465,359	(4,231,585)
Foreign currency transactions	(373)	—	—	—	—
Futures contract transactions	—	—	—	13,542,264	—
Swap transactions	—	—	—	(37,586,652)	—
Net Realized Gain (Loss)	10,518,171	10,208,535	(703,474)	(21,579,029)	(4,231,585)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(2,937,337)	(29,003,736)	(1,472,751)	(10,652,135)	(14,927,697)
Foreign currencies	51	—	(8)	—	—
Futures contracts	—	—	—	1,377,300	—
Swaps	—	—	—	(103,071,576)	—
Change in Net Unrealized Appreciation (Depreciation)	(2,937,286)	(29,003,736)	(1,472,759)	(112,346,411)	(14,927,697)
NET GAIN (LOSS)	7,580,885	(18,795,201)	(2,176,233)	(133,925,440)	(19,159,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,469,831	($16,088,001)	($2,111,040)	($110,351,867)	($18,826,926)

Foreign taxes withheld on dividends and interest	$3,742	$73,251	$211	$—	$6,239

See Notes to Financial Statements

C-5

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2020

	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,696,415	$1,248,876	$788,378	$2,253,975	$1,966,092
Interest, net of foreign taxes withheld	—	402	—	—	—
Total Investment Income	1,696,415	1,249,278	788,378	2,253,975	1,966,092

EXPENSES
Advisory fees	733,737	431,883	205,360	355,562	749,790
Administration fees	137,576	76,214	36,240	82,053	124,965
Support services expenses	12,273	7,065	3,703	7,770	9,818
Custodian fees and expenses	148,659	67,879	36,529	61,207	5,638
Portfolio accounting fees	35,265	29,795	40,104	35,748	20,846
Shareholder report expenses	11,168	6,188	2,812	6,745	9,824
Transfer agency out-of-pocket expenses	5,016	2,939	1,471	3,217	4,121
Registration fees	32	13	18	16	12
Legal, audit and tax service fees	16,652	9,843	7,728	9,438	10,429
Trustees’ fees and expenses	4,372	2,581	1,218	2,942	3,997
Other	75,762	36,885	10,033	43,071	4,828
Total Expenses	1,180,512	671,285	345,216	607,769	944,268
Advisory Fee Waiver	—	—	—	—	(124,965)
Adviser Expense Reimbursement	(309,200)	(163,188)	(79,456)	(170,154)	(69,513)
Net Expenses	871,312	508,097	265,760	437,615	749,790
NET INVESTMENT INCOME (LOSS)	825,103	741,181	522,618	1,816,360	1,216,302

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	18,993,950	2,090,703	(48,844)	(955,767)	(8,571,709)
Foreign currency transactions	(102,336)	(13,158)	(4,838)	(8,674)	—
Futures contract transactions	(432,810)	—	—	—	—
Net Realized Gain (Loss)	18,458,804	2,077,545	(53,682)	(964,441)	(8,571,709)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(27,975,772)	(4,338,840)	(2,497,830)	(13,413,488)	(8,199,240)
Foreign currencies	13,976	11,426	871	306	—
Change in Net Unrealized Appreciation (Depreciation)	(27,961,796)	(4,327,414)	(2,496,959)	(13,413,182)	(8,199,240)
NET GAIN (LOSS)	(9,502,992)	(2,249,869)	(2,550,641)	(14,377,623)	(16,770,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($8,677,889)	($1,508,688)	($2,028,023)	($12,561,263)	($15,554,647)

Foreign taxes withheld on dividends and interest	$189,957	$182,466	$109,373	$249,111	$—
Foreign capital gains tax withheld	79,851	55,949	—	—	—
Change in deferred foreign capital gains tax	(234,060)	(127,657)	—	(739)	—

See Notes to Financial Statements

C-6

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
OPERATIONS
Net investment income (loss)	$1,029,520	$1,247,551	$14,460,812	$15,817,298	$3,880,420	$3,249,065
Net realized gain (loss)	477,228	(495,056)	17,256,679	(9,185,832)	888,906	364,899
Change in net unrealized appreciation (depreciation)	37,853	488,741	(1,633,261)	7,631,064	(3,881,958)	1,401,355
Net Increase (Decrease) in Net Assets Resulting from Operations	1,544,601	1,241,236	30,084,230	14,262,530	887,368	5,015,319

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(448,792)	(2,002,797)	(11,614,415)	(15,588,848)	(4,409,514)	(2,654,646)
Net Decrease from Dividends and Distributions to Shareholders	(448,792)	(2,002,797)	(11,614,415)	(15,588,848)	(4,409,514)	(2,654,646)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	462,054	2,259,623	39,353,926	65,397,455	35,087,913	127,240,312
Dividends and distribution reinvestments - Class P	448,792	2,002,797	11,614,415	15,588,848	4,409,514	2,654,646
Cost of shares repurchased - Class P	(22,005,907)	(38,323,765)	(179,963,820)	(180,977,802)	(69,052,801)	(89,166,761)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,095,061)	(34,061,345)	(128,995,479)	(99,991,499)	(29,555,374)	40,728,197
NET INCREASE (DECREASE) IN NET ASSETS	(19,999,252)	(34,822,906)	(110,525,664)	(101,317,817)	(33,077,520)	43,088,870

NET ASSETS
Beginning of Year	40,949,390	75,772,296	497,358,662	598,676,479	155,357,628	112,268,758
End of Year	$20,950,138	$40,949,390	$386,832,998	$497,358,662	$122,280,108	$155,357,628

	PF Emerging Markets Debt Fund		PF Developing Growth Fund
OPERATIONS
Net investment income (loss)	$3,642,711	$4,389,534	($85,935)	($65,948)
Net realized gain (loss)	(589,664)	(3,589,948)	1,474,942	920,420
Change in net unrealized appreciation (depreciation)	(11,877,664)	(1,576,741)	(2,141,858)	1,206,745
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,824,617)	(777,155)	(752,851)	2,061,217

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(3,084,637)	(1,235,277)	(1,213,285)	(95,677)
Net Decrease from Dividends and Distributions to Shareholders	(3,084,637)	(1,235,277)	(1,213,285)	(95,677)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	40,890,590	18,582,694	6,730,507	8,879,889
Dividends and distribution reinvestments - Class P	3,084,637	1,235,277	1,213,285	95,677
Cost of shares repurchased - Class P	(16,042,032)	(31,964,603)	(3,973,844)	(4,717,570)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	27,933,195	(12,146,632)	3,969,948	4,257,996
NET INCREASE (DECREASE) IN NET ASSETS	16,023,941	(14,159,064)	2,003,812	6,223,536

NET ASSETS
Beginning of Year	71,598,726	85,757,790	15,686,994	9,463,458
End of Year	$87,622,667	$71,598,726	$17,690,806	$15,686,994

See Notes to Financial Statements

C-7

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
	PF Growth Fund		PF Large-Cap Value Fund		PF Mid-Cap Equity Fund
OPERATIONS
Net investment income (loss)	($111,054)	$13,415	$2,707,200	$2,903,553	$65,193	$78,309
Net realized gain (loss)	10,518,171	6,959,823	10,208,535	12,044,515	(703,474)	9,353,760
Change in net unrealized appreciation (depreciation)	(2,937,286)	19,702,601	(29,003,736)	(6,152,759)	(1,472,759)	(7,615,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,469,831	26,675,839	(16,088,001)	8,795,309	(2,111,040)	1,816,232

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(6,248,695)	(10,767,593)	(11,717,437)	(65,461,743)	(61,466)	(19,252)
Net Decrease from Dividends and Distributions to Shareholders	(6,248,695)	(10,767,593)	(11,717,437)	(65,461,743)	(61,466)	(19,252)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	20,563,082	43,746,338	38,491,501	96,163,101	—	10,035,915
Dividends and distribution reinvestments - Class P	6,248,695	10,767,593	11,717,437	65,461,743	61,466	19,252
Cost of shares repurchased - Class P	(50,788,891)	(90,823,136)	(33,084,403)	(88,855,637)	—	(33,232,671)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,977,114)	(36,309,205)	17,124,535	72,769,207	61,466	(23,177,504)
NET INCREASE (DECREASE) IN NET ASSETS	(22,755,978)	(20,400,959)	(10,680,903)	16,102,773	(2,111,040)	(21,380,524)

NET ASSETS
Beginning of Year	186,330,897	206,731,856	171,045,918	154,943,145	9,929,086	31,309,610
End of Year	$163,574,919	$186,330,897	$160,365,015	$171,045,918	$7,818,046	$9,929,086

	PF Multi-Asset Fund		PF Small-Cap Value Fund
OPERATIONS
Net investment income (loss)	$23,573,573	$24,578,789	$332,356	$268,454
Net realized gain (loss)	(21,579,029)	(2,528,979)	(4,231,585)	8,893,312
Change in net unrealized appreciation (depreciation)	(112,346,411)	17,447,805	(14,927,697)	(11,477,373)
Net Increase (Decrease) in Net Assets Resulting from Operations	(110,351,867)	39,497,615	(18,826,926)	(2,315,607)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(26,336,391)	(15,433,139)	(4,860,855)	(16,428,676)
Net Decrease from Dividends and Distributions to Shareholders	(26,336,391)	(15,433,139)	(4,860,855)	(16,428,676)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	93,982,467	601,760,853	851,192	16,035,351
Dividends and distribution reinvestments - Class P	26,336,391	15,433,139	4,860,855	16,428,676
Cost of shares repurchased - Class P	(235,128,587)	(238,144,754)	(24,626,067)	(24,616,740)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(114,809,729)	379,049,238	(18,914,020)	7,847,287
NET INCREASE (DECREASE) IN NET ASSETS	(251,497,987)	403,113,714	(42,601,801)	(10,896,996)

NET ASSETS
Beginning of Year	1,136,414,192	733,300,478	70,617,546	81,514,542
End of Year	$884,916,205	$1,136,414,192	$28,015,745	$70,617,546

See Notes to Financial Statements

C-8

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
	PF Emerging Markets Fund		PF International Large-Cap Fund		PF International Small-Cap Fund
OPERATIONS
Net investment income (loss)	$825,103	$1,218,468	$741,181	$1,555,077	$522,618	$1,197,488
Net realized gain (loss)	18,458,804	10,877,865	2,077,545	36,177,793	(53,682)	(6,811,636)
Change in net unrealized appreciation (depreciation)	(27,961,796)	(19,711,594)	(4,327,414)	(36,938,400)	(2,496,959)	(6,345,071)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,677,889)	(7,615,261)	(1,508,688)	794,470	(2,028,023)	(11,959,219)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(18,657,302)	(15,394,527)	(6,575,782)	(24,018,845)	(1,056,704)	(1,873,319)
Net Decrease from Dividends and Distributions to Shareholders	(18,657,302)	(15,394,527)	(6,575,782)	(24,018,845)	(1,056,704)	(1,873,319)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	33,691,167	39,212,019	10,166,745	24,020,771	12,615,119	13,122,384
Dividends and distribution reinvestments - Class P	18,657,302	15,394,527	6,575,782	24,018,845	1,056,704	1,873,319
Cost of shares repurchased - Class P	(61,282,250)	(76,101,427)	(24,992,104)	(92,047,573)	(15,539,152)	(59,045,777)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,933,781)	(21,494,881)	(8,249,577)	(44,007,957)	(1,867,329)	(44,050,074)
NET INCREASE (DECREASE) IN NET ASSETS	(36,268,972)	(44,504,669)	(16,334,047)	(67,232,332)	(4,952,056)	(57,882,612)

NET ASSETS
Beginning of Year	133,886,784	178,391,453	58,152,160	125,384,492	31,933,668	89,816,280
End of Year	$97,617,812	$133,886,784	$41,818,113	$58,152,160	$26,981,612	$31,933,668

	PF International Value Fund		PF Real Estate Fund
OPERATIONS
Net investment income (loss)	$1,816,360	$2,517,011	$1,216,302	$1,059,830
Net realized gain (loss)	(964,441)	5,364,607	(8,571,709)	4,602,459
Change in net unrealized appreciation (depreciation)	(13,413,182)	(16,069,439)	(8,199,240)	1,960,973
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,561,263)	(8,187,821)	(15,554,647)	7,623,262

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(1,866,805)	(13,896,218)	(2,727,199)	(6,470,668)
Net Decrease from Dividends and Distributions to Shareholders	(1,866,805)	(13,896,218)	(2,727,199)	(6,470,668)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	7,631,533	23,359,226	19,042,495	51,075,260
Dividends and distribution reinvestments - Class P	1,866,805	13,896,218	2,727,199	6,470,668
Cost of shares repurchased - Class P	(25,056,026)	(93,840,625)	(41,668,519)	(18,505,117)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,557,688)	(56,585,181)	(19,898,825)	39,040,811
NET INCREASE (DECREASE) IN NET ASSETS	(29,985,756)	(78,669,220)	(38,180,671)	40,193,405

NET ASSETS
Beginning of Year	64,956,329	143,625,549	81,712,623	41,519,218
End of Year	$34,970,573	$64,956,329	$43,531,952	$81,712,623

See Notes to Financial Statements

C-9

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2020

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets resulting from operations	$1,544,601
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(123,330,660)
Proceeds from disposition of long-term securities	151,200,501
Proceeds (purchases) of short-term securities, net	196,992
Proceeds (purchases) from foreign currency transactions	(6,302)
(Increase) decrease in dividends and interest receivable	82,965
(Increase) decrease in receivable for securities sold	(8,634,140)
(Increase) decrease in receivable for swap agreements	(1,856)
(Increase) decrease in receivable due from adviser	(5,476)
(Increase) decrease in prepaid expenses and other assets	(119)
(Increase) decrease in variation margin on futures contracts	17,700
(Increase) decrease in variation margin on swap agreements	(50,543)
Increase (decrease) in swap premiums	(413)
Increase (decrease) in payable for securities purchased	11,394,778
Increase (decrease) in payable for swap agreements	(2,503)
Increase (decrease) in accrued advisory fees	(6,840)
Increase (decrease) in accrued administration fees	(2,565)
Increase (decrease) in accrued support services expenses	(2,789)
Increase (decrease) in accrued custodian fees and expenses	(3,661)
Increase (decrease) in accrued legal, audit and tax service fees	(1,444)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	56
Increase (decrease) in accrued other payable	4,842
Change in net unrealized (appreciation) depreciation on investment securities	(10,744)
Change in net unrealized (appreciation) depreciation on foreign currencies	6,301
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	2,294
Change in net unrealized (appreciation) depreciation on purchased options	(32,592)
Change in net unrealized (appreciation) depreciation on swaps (3)	168
Change in net unrealized (appreciation) depreciation on written options	46,194
Net realized (gain) loss on investment security transactions	(834,691)
Net realized (gain) loss on foreign currency transactions	50,792
Net realized (gain) loss on purchased option transactions	(189,266)
Net realized (gain) loss on written option transactions	130,095
Net amortization on investments	174,332
Net cash provided by (used in) operating activities	31,736,007

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	460,812
Payment of shares redeemed	(22,024,181)
Proceeds from sale-buyback financing activities	940,861,317
Payment on sale-buyback financing transactions	(951,247,066)
Net cash provided by (used in) financing activities	(31,949,118)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(213,111)

CASH AND FOREIGN CURRENCY:
Beginning of Year	576,175
End of Year (4)	$363,064

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, but does not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Interest paid by the PF Inflation Managed Fund was $198,395.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregated for derivative instruments) of $334,000.

See Notes to Financial Statements

C-10

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Inflation Managed Fund
4/1/2019 - 3/31/2020	$8.81	$0.25	$0.18	$0.43	($0.12)		$—	($0.12)	$9.12	1.25%	1.08	%(6)	2.76%	4.94%	$20,950	249%
4/1/2018 - 3/31/2019	8.88	0.16	0.05	0.21	(0.28)		—	(0.28)	8.81	1.15%	1.07%		1.86%	2.50%	40,949	126%
4/1/2017 - 3/31/2018	8.92	0.27	(0.19)	0.08	(0.12)		—	(0.12)	8.88	1.06%	0.94%		3.08%	0.87%	75,772	108%
4/1/2016 - 3/31/2017	8.73	0.29	(0.10)	0.19	—		—	—	8.92	0.98%	0.80%		3.35%	2.18%	13,130	194%
4/1/2015 - 3/31/2016	8.80	0.20	(0.27)	(0.07)	—		—	—	8.73	0.79%	0.64%		2.36%	(0.80%)	52,190	89%
PF Managed Bond Fund
4/1/2019 - 3/31/2020	$10.56	$0.32	$0.41	$0.73	($0.14)		($0.12)	($0.26)	$11.03	0.82%	0.73	%(6)	2.93%	6.89%	$386,833	512%
4/1/2018 - 3/31/2019	10.58	0.31	0.03	0.34	(0.36)		—	(0.36)	10.56	0.72%	0.63%		3.02%	3.43%	497,359	520%
4/1/2017 - 3/31/2018	10.67	0.29	0.05	0.34	(0.42)		(0.01)	(0.43)	10.58	0.64%	0.57%		2.63%	3.29%	598,676	364%
4/1/2016 - 3/31/2017	10.57	0.26	0.10	0.36	(0.15)		(0.11)	(0.26)	10.67	0.64%	0.56%		2.39%	3.42%	742,216	372%
4/1/2015 - 3/31/2016	11.06	0.28	(0.16)	0.12	(0.25)		(0.36)	(0.61)	10.57	0.64%	0.55%		2.58%	1.31%	421,377	370%
PF Short Duration Bond Fund
4/1/2019 - 3/31/2020	$9.93	$0.24	($0.14)	$0.10	($0.26)		$—	($0.26)	$9.77	0.65%	0.55%		2.38%	0.97%	$122,280	109%
4/1/2018 - 3/31/2019	9.79	0.23	0.07	0.30	(0.16)		—	(0.16)	9.93	0.64%	0.55%		2.34%	3.05%	155,358	164%
4/1/2017 - 3/31/2018	9.88	0.15	(0.09)	0.06	(0.15)		—	(0.15)	9.79	0.63%	0.55%		1.56%	0.65%	112,269	67%
4/1/2016 - 3/31/2017	9.84	0.12	0.01	0.13	(0.09)		—	(0.09)	9.88	0.68%	0.55%		1.16%	1.36%	167,639	233%
4/1/2015 - 3/31/2016	10.01	0.12	(0.09)	0.03	(0.20)		—	(0.20)	9.84	0.65%	0.55%		1.18%	0.35%	75,899	98%
PF Emerging Markets Debt Fund
4/1/2019 - 3/31/2020	$9.17	$0.51	($2.02)	($1.51)	($0.48)		$—	($0.48)	$7.18	1.14%	0.92%		5.64%	(17.58%)	$87,623	73%
4/1/2018 - 3/31/2019	9.37	0.47	(0.54)	(0.07)	(0.13)		—	(0.13)	9.17	1.09%	0.93%		5.37%	(0.61%)	71,599	60%
4/1/2017 - 3/31/2018	9.39	0.51	0.30	0.81	(0.83)		—	(0.83)	9.37	1.11%	0.94%		5.28%	8.76%	85,758	68%
4/1/2016 - 3/31/2017	9.14	0.72	0.58	1.30	(1.05)		—	(1.05)	9.39	1.10%	0.94%		7.58%	14.88%	42,614	75%
4/1/2015 - 3/31/2016	8.89	0.61	(0.35)	0.26	(0.01)		—	(0.01)	9.14	1.07%	0.94%		6.91%	2.93%	108,161	80%
PF Developing Growth Fund
4/1/2019 - 3/31/2020	$18.43	($0.11)	($2.31)	($2.42)	$—		($1.82)	($1.82)	$14.19	0.97%	0.75%		(0.60%)	(14.67%)	$17,691	126%
4/1/2018 - 3/31/2019	14.84	(0.09)	3.80	3.71	—		(0.12)	(0.12)	18.43	0.87%	0.75%		(0.55%)	25.05%	15,687	127%
4/1/2017 - 3/31/2018	11.50	(0.06)	3.40	3.34	—		—	—	14.84	0.90%	0.75%		(0.45%)	29.04%	9,463	86%
4/1/2016 - 3/31/2017	9.80	(0.04)	1.74	1.70	—		—	—	11.50	0.90%	0.75%		(0.40%)	17.35%	8,805	123%
4/1/2015 - 3/31/2016	14.80	(0.07)	(3.18)	(3.25)	—		(1.75)	(1.75)	9.80	0.82%	0.75%		(0.51%)	(23.59%)	42,196	229%
PF Growth Fund
4/1/2019 - 3/31/2020	$27.18	($0.02)	$0.93	$0.91	($0.00	)(7)	($0.99)	($0.99)	$27.10	0.77%	0.70%		(0.06%)	3.04%	$163,575	20%
4/1/2018 - 3/31/2019	25.38	0.00 (7)	3.62	3.62	(0.01)		(1.81)	(1.82)	27.18	0.77%	0.70%		0.01%	14.99%	186,331	28%
4/1/2017 - 3/31/2018	20.94	0.04	5.33	5.37	(0.04)		(0.89)	(0.93)	25.38	0.76%	0.70%		0.16%	25.93%	206,732	34%
4/1/2016 - 3/31/2017	18.82	0.02	2.61	2.63	(0.02)		(0.49)	(0.51)	20.94	0.77%	0.70%		0.12%	14.25%	135,132	43%
4/1/2015 - 3/31/2016	19.30	0.02	0.43	0.45	(0.09)		(0.84)	(0.93)	18.82	0.76%	0.70%		0.11%	2.17%	122,698	35%
PF Large-Cap Value Fund
4/1/2019 - 3/31/2020	$11.95	$0.20	($1.62)	($1.42)	($0.17)		($0.70)	($0.87)	$9.66	0.87%	0.80%		1.59%	(13.51%)	$160,365	28%
4/1/2018 - 3/31/2019	17.14	0.24	0.46	0.70	(0.17)		(5.72)	(5.89)	11.95	0.86%	0.80%		1.55%	5.49%	171,046	43%
4/1/2017 - 3/31/2018	16.60	0.22	0.79	1.01	(0.23)		(0.24)	(0.47)	17.14	0.86%	0.80%		1.27%	6.01%	154,943	7%
4/1/2016 - 3/31/2017	14.78	0.22	2.11	2.33	(0.20)		(0.31)	(0.51)	16.60	0.86%	0.80%		1.40%	15.88%	433,551	21%
4/1/2015 - 3/31/2016	16.46	0.23	(0.43)	(0.20)	(0.22)		(1.26)	(1.48)	14.78	0.86%	0.80%		1.45%	(1.29%)	299,971	10%
PF Mid-Cap Equity Fund
4/1/2019 - 3/31/2020	$11.28	$0.07	($2.45)	($2.38)	($0.07)		$—	($0.07)	$8.83	1.05%	0.80%		0.64%	(21.28%)	$7,818	42%
4/1/2018 - 3/31/2019	10.73	0.06	0.51	0.57	(0.02)		—	(0.02)	11.28	0.93%	0.80%		0.56%	5.37%	9,929	119%
4/1/2017 - 3/31/2018	11.00	0.05	1.75	1.80	(0.04)		(2.03)	(2.07)	10.73	0.88%	0.80%		0.40%	16.31%	31,310	77%
4/1/2016 - 3/31/2017	10.63	0.05	2.43	2.48	(0.17)		(1.94)	(2.11)	11.00	0.89%	0.80%		0.45%	24.02%	66,011	101%
4/1/2015 - 3/31/2016	12.15	0.15	(0.59)	(0.44)	(0.12)		(0.96)	(1.08)	10.63	0.86%	0.80%		1.34%	(3.79%)	169,595	184%

See Notes to Financial Statements	See explanation of references, if any, on C-12

C-11

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates

PF Multi-Asset Fund
4/1/2019 - 3/31/2020	$9.81	$0.22	($1.54)	($1.32)	($0.26)	$—	($0.26)	$8.23	0.56%	0.51%	2.17%	(14.09%)	$884,916	57%
4/1/2018 - 3/31/2019	9.42	0.21	0.31	0.52	(0.13)	—	(0.13)	9.81	0.56%	0.51%	2.21%	5.72%	1,136,414	75%
1/31/2018 - 3/31/2018	10.00	0.03	(0.61)	(0.58)	—	—	—	9.42	0.59%	0.51%	1.68%	(5.80%)	733,300	37%
PF Small-Cap Value Fund
4/1/2019 - 3/31/2020	$8.21	$0.04	($2.39)	($2.35)	($0.05)	($0.64)	($0.69)	$5.17	1.00%	0.90%	0.53%	(31.62%)	$28,016	36%
4/1/2018 - 3/31/2019	11.22	0.04	(0.56)	(0.52)	(0.03)	(2.46)	(2.49)	8.21	0.97%	0.90%	0.35%	(4.23%)	70,618	56%
4/1/2017 - 3/31/2018	12.09	0.02	0.79	0.81	(0.02)	(1.66)	(1.68)	11.22	0.97%	0.90%	0.17%	6.54%	81,515	30%
4/1/2016 - 3/31/2017	10.14	0.01	2.44	2.45	(0.07)	(0.43)	(0.50)	12.09	0.98%	0.90%	0.12%	23.99%	118,590	49%
4/1/2015 - 3/31/2016	10.45	0.03	(0.27)	(0.24)	(0.01)	(0.06)	(0.07)	10.14	0.96%	0.90%	0.33%	(2.29%)	199,324	55%
PF Emerging Markets Fund
4/1/2019 - 3/31/2020	$14.71	$0.13	($1.50)	($1.37)	($0.19)	($3.35)	($3.54)	$9.80	1.29%	0.95%	0.90%	(14.07%)	$97,618	65%
4/1/2018 - 3/31/2019	17.30	0.13	(0.95)	(0.82)	(0.09)	(1.68)	(1.77)	14.71	1.16%	0.95%	0.84%	(3.61%)	133,887	46%
4/1/2017 - 3/31/2018	13.81	0.10	3.49	3.59	(0.10)	—	(0.10)	17.30	1.20%	0.95%	0.63%	25.93%	178,391	34%
4/1/2016 - 3/31/2017	12.09	0.08	1.71	1.79	(0.07)	—	(0.07)	13.81	1.20%	0.95%	0.64%	14.83%	200,620	69%
4/1/2015 - 3/31/2016	13.58	0.10	(1.47)	(1.37)	(0.12)	—	(0.12)	12.09	1.23%	0.95%	0.84%	(10.09%)	118,049	65%
PF International Large-Cap Fund
4/1/2019 - 3/31/2020	$11.63	$0.17	($0.87)	($0.70)	($0.15)	($1.73)	($1.88)	$9.05	1.32%	1.00%	1.46%	(8.84%)	$41,818	22%
4/1/2018 - 3/31/2019	20.85	0.41	(1.09)	(0.68)	(0.24)	(8.30)	(8.54)	11.63	1.19%	1.00%	2.32%	0.62%	58,152	41%
4/1/2017 - 3/31/2018	18.19	0.26	2.74	3.00	(0.34)	—	(0.34)	20.85	1.14%	1.00%	1.28%	16.54%	125,384	10%
4/1/2016 - 3/31/2017	16.69	0.25	1.58	1.83	(0.33)	—	(0.33)	18.19	1.13%	1.00%	1.46%	11.17%	176,670	16%
4/1/2015 - 3/31/2016	18.50	0.20	(1.85)	(1.65)	(0.16)	—	(0.16)	16.69	1.10%	1.00%	1.17%	(8.93%)	289,863	24%
PF International Small-Cap Fund
4/1/2019 - 3/31/2020	$9.59	$0.20	($2.23)	($2.03)	($0.58)	$—	($0.58)	$6.98	1.43%	1.10%	2.16%	(22.94%)	$26,982	90%
4/1/2018 - 3/31/2019	11.24	0.17	(1.58)	(1.41)	(0.05)	(0.19)	(0.24)	9.59	1.18%	1.10%	1.61%	(12.54%)	31,934	50%
4/1/2017 - 3/31/2018	10.50	0.19	1.79	1.98	(0.29)	(0.95)	(1.24)	11.24	1.16%	1.10%	1.63%	19.24%	89,816	52%
4/1/2016 - 3/31/2017	10.27	0.21	1.10	1.31	(0.41)	(0.67)	(1.08)	10.50	1.18%	1.09%	2.07%	13.85%	42,798	53%
4/1/2015 - 3/31/2016	10.69	0.15	(0.12)	0.03	(0.32)	(0.13)	(0.45)	10.27	1.11%	1.08%	1.37%	0.22%	118,558	51%
PF International Value Fund
4/1/2019 - 3/31/2020	$7.51	$0.25	($2.32)	($2.07)	($0.23)	($0.07)	($0.30)	$5.14	1.11%	0.80%	3.32%	(28.94%)	$34,971	33%
4/1/2018 - 3/31/2019	10.17	0.28	(1.20)	(0.92)	(0.34)	(1.40)	(1.74)	7.51	0.98%	0.80%	2.99%	(8.51%)	64,956	54%
4/1/2017 - 3/31/2018	9.31	0.30	0.99	1.29	(0.43)	—	(0.43)	10.17	0.92%	0.80%	2.95%	14.01%	143,626	111%
4/1/2016 - 3/31/2017	8.35	0.21	1.03	1.24	(0.28)	—	(0.28)	9.31	0.90%	0.80%	2.43%	15.15%	174,630	67%
4/1/2015 - 3/31/2016	9.51	0.16	(1.19)	(1.03)	(0.13)	—	(0.13)	8.35	0.92%	0.80%	1.80%	(10.87%)	140,760	73%
PF Real Estate Fund
4/1/2019 - 3/31/2020	$12.26	$0.19	($1.74)	($1.55)	($0.25)	($0.16)	($0.41)	$10.30	1.13%	0.90%	1.46%	(13.44%)	$43,532	48%
4/1/2018 - 3/31/2019	11.86	0.28	1.75	2.03	(0.21)	(1.42)	(1.63)	12.26	1.12%	0.98%	2.31%	18.20%	81,713	104%
4/1/2017 - 3/31/2018	14.94	0.30	(0.75)	(0.45)	(0.22)	(2.41)	(2.63)	11.86	1.13%	1.05%	2.12%	(4.15%)	41,519	47%
4/1/2016 - 3/31/2017	15.99	0.16	(0.18)	(0.02)	(0.39)	(0.64)	(1.03)	14.94	1.12%	1.05%	1.01%	(0.14%)	39,038	27%
4/1/2015 - 3/31/2016	16.87	0.36	0.15	0.51	(0.23)	(1.16)	(1.39)	15.99	1.12%	1.05%	2.33%	3.61%	70,717	26%

(1)	For share classes that commenced operations after April 1, 2015, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any.
(5)	The total returns include reinvestment of all dividends and capital gains distribution, if any. Total returns are not annualized for periods less than one full year.
(6)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2020 are as follows:

Fund	Class P
PF Inflation Managed Fund	0.55%
PF Managed Bond Fund	0.55%

(7)	Reflects an amount rounding to less than $0.01 per share.

See Notes to Financial Statements

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2020, the Trust was comprised of thirty-three separate active funds, fifteen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”). All of the Funds listed in the table below (collectively known as the “PF Underlying Funds”) offer Class P shares only, which are sold at net asset value:

PF Underlying Funds

PF Inflation Managed Fund	PF Growth Fund	PF Emerging Markets Fund

PF Managed Bond Fund	PF Large-Cap Value Fund	PF International Large-Cap Fund

PF Short Duration Bond Fund	PF Mid-Cap Equity Fund (1)	PF International Small-Cap Fund

PF Emerging Markets Debt Fund	PF Multi-Asset Fund	PF International Value Fund

PF Developing Growth Fund	PF Small-Cap Value Fund	PF Real Estate Fund

(1)	Class P shares of the PF Mid-Cap Equity Fund are currently not available for investment by any fund of funds of the Trust.

Presently, only the following “Funds of Funds,” the Investment Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds.

Fund of Funds (collectively, the “Portfolio Optimization Funds”)

Pacific FundsSM Portfolio Optimization Conservative	Pacific FundsSM Portfolio Optimization Growth

Pacific FundsSM Portfolio Optimization Moderate-Conservative	Pacific FundsSM Portfolio Optimization Aggressive-Growth

Pacific FundsSM Portfolio Optimization Moderate

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-22.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Each Fund may utilize the consent dividend provision of Section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the Fund.

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management evaluated the impact and concluded that the ASU does not have a material impact on the financial statements or disclosures.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Each Fund’s NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of the Fund’s NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Exchange traded futures contracts, option contracts, and swap agreements for which no approved pricing services are available, are generally valued using the settlement price determined by the relevant exchange.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes

D-3

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material policy changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2020, as categorized under the three-tier hierarchy of inputs, can be found in each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2020, the PF Managed Bond Fund had unfunded loan commitments of $7,558 (see details in the Notes to Schedules of Investments).

D-5

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund.

LIBOR Phaseout Risk

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

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Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. While the United Kingdom stopped being a member of the European Union as of January 31, 2020, the exact time frame for the full implementation of the Brexit transition is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, Secured Overnight Financing Rate, or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated,

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the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2020, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary

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income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets,

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events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Multi-Asset Fund entered into futures contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Emerging Markets Fund utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: the PF Inflation Managed Fund purchased and wrote options on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The PF Managed Bond Fund purchased and wrote options and swaptions on futures, bond indices, currencies, and swaps and also purchased options on TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The PF Managed Bond Fund held inflation floors, and the PF Inflation Managed Fund held inflation caps and floors, to hedge duration.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold forward contracts in connection with settling planned purchases or sales of investments, to hedge and manage the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, and as part of the investment strategy of these Funds. The PF Short Duration Bond Fund entered into Forward Contracts in order to decrease currency exposure. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

D-12

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2020 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased credit protection through credit default swaps to reduce credit exposure to individual issuers, reduce broad credit risk, and to benefit from price differences between the credit default swap and cash bonds markets. The PF Managed Bond Fund also entered into credit default swaps and credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging market, mortgage, or other asset classes. The PF Short Duration Bond Fund held index credit default swaps to add exposure to corporate credit risk.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the following reasons: the PF Multi-Asset Fund entered into total return swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements Swap premiums paid Swap agreements appreciation	Payable: Variation margin on swap agreements Swap premiums received Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts Receivable: Variation margin on swap agreements Swap premiums paid	Payable: Variation margin on futures contracts Payable: Variation margin on swap agreements Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2020:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2020	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$887,263	$74,562	$—	$184,236	$628,465
PF Managed Bond	11,853,973	62,706	—	2,955,167	8,836,100
PF Short Duration Bond	732,506	3,540	—	—	728,966
PF Emerging Markets Debt	491,622	—	—	469,412	22,210
PF Multi-Asset	14,553,179	—	14,553,179	—	—

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2020	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($899,160)	($9,409)	$—	($141,109)	($748,642)
PF Managed Bond	(12,971,798)	(408,265)	—	(2,563,905)	(9,999,628)
PF Short Duration Bond	(330,068)	—	—	—	(330,068)
PF Emerging Markets Debt	(1,195,904)	—	—	(1,195,904)	—
PF Multi-Asset	(120,805,498)	—	(120,805,498)	—	—

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2020:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($250,695)	$27,753	$—	$326,378	($604,826)
PF Managed Bond	3,975,263	654,384	—	(219,581)	3,540,460
PF Short Duration Bond	94,555	239	—	1,839	92,477
PF Emerging Markets Debt	(656,616)	—	—	(632,799)	(23,817)
PF Multi-Asset	(24,044,388)	—	(24,044,388)	—	—
PF Emerging Markets	(432,810)	—	(432,810)	—	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$33,410	$66,272	$—	($2,294)	($30,568)
PF Managed Bond	281,082	(419,853)	—	(754,291)	1,455,226
PF Short Duration Bond	323,213	3,540	—	(1,839)	321,512
PF Emerging Markets Debt	(628,286)	—	—	(668,078)	39,792
PF Multi-Asset	(101,694,276)	—	(101,694,276)	—	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2020:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	11	($60,746)	33	($4,688)	27	($13,357)	52	($15,130)
PF Managed Bond	35	571,687	66	263,690	91	(142,384)	61	(2,754,051)
PF Short Duration Bond	4	118,069	1	368	—	—	1	708
PF Emerging Markets Debt	—	—	118	(95,441)	—	—	4	2,296
PF Multi-Asset	2	128,632	—	—	—	—	32	14,454,013

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2020.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2020:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities

PF Inflation Managed
Forward foreign currency contracts	$184,236	($101,788)	$—	$82,448	($141,109)	$101,788	$—	($39,321)
Option contracts	75,893	(67,347)	—	8,546	(86,421)	67,347	—	(19,074)
Sale-buyback financing transactions					(11,585,269)	11,585,269	—	—

PF Managed Bond
Forward foreign currency contracts	2,924,235	(1,506,907)	(931,824)	485,504	(1,987,313)	1,506,907	—	(480,406)
Option contracts	32,963	(7,065)	(1)	25,897	(254,201)	7,065	—	(247,136)
Swap agreements	55,216	(834)	(54,382)	—	(16,721)	834	—	(15,887)
Sale-buyback financing transactions					(64,666,795)	64,187,729	—	(479,066)
Reverse repurchase agreements					(6,180,500)	—	6,180,500	—

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities

PF Emerging Markets Debt
Forward foreign currency contracts	$469,412	($275,703)	$—	$193,709	($1,195,904)	$275,703	$503,277	($416,924)

PF Multi-Asset
Swap agreements	12,706,953	(9,935,723)	(2,723,035)	48,195	(120,323,362)	9,935,723	100,079,146	(10,308,493)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of March 31, 2020.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) serves as Investment Adviser to each Fund of the Trust. PLFA manages the PF Multi-Asset Fund. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain PF Underlying Funds presented in these financial statements. PLFA, as Investment Adviser of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2020, the investment advisory fees that PLFA receives from each Fund presented in these financial statements based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2020	Sub-Adviser(s)
PF Inflation Managed	0.40%		Pacific Investment Management Company LLC
PF Managed Bond	0.40%		Pacific Investment Management Company LLC and Western Asset Management Company, LLC (co-sub-advisers)
PF Short Duration Bond	0.40%		T. Rowe Price Associates, Inc.
PF Emerging Markets Debt	0.785%	0.02%	Ashmore Investment Management Limited
PF Developing Growth	0.60%		Lord, Abbett & Co. LLC
PF Growth	0.55%		MFS Investment Management
PF Large-Cap Value	0.65%		ClearBridge Investments, LLC
PF Mid-Cap Equity	0.65%		Rothschild & Co Asset Management US Inc.
PF Multi-Asset	0.35%		Pacific Asset Management LLC (effective December 31, 2019)
PF Small-Cap Value	0.75%		AllianceBernstein L.P.
PF Emerging Markets	0.80%		Invesco Advisers, Inc.
PF International Large-Cap	0.85%		MFS Investment Management
PF International Small-Cap	0.85%		QS Investors, LLC
PF International Value	0.65%		Wellington Management Company LLP
PF Real Estate	0.90%	0.15%	Principal Real Estate Investors, LLC

Prior to January 1, 2020, the Trust compensated Pacific Life (the “Administrator”) for procuring or providing administrative, transfer agency, and shareholder services pursuant to an Administration and Shareholder Services Agreement. In addition, Pacific Life and PLFA provided support services to the Trust that were outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration and Shareholder Services Agreement and Investment Advisory Agreement.

Effective January 1, 2020, pursuant to the PF Administration Agreement with the Trust, the Administrator and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

Prior to January 1, 2020, under the Support Services Agreement, the Trust compensated Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services did not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis. Effective January 1, 2020, the Support Services Agreement was terminated.

Pacific Life receives an administration fee from each Fund presented in these financial statements, based on an annual rate of 0.15% of average daily net assets of each Fund.

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life from each Fund presented in these financial statements for the fiscal year ended March 31, 2020 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2020 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating expenses include, but are not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses. These operating expenses do not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The expense cap for the PF Underlying Funds (except the PF Multi-Asset and PF International Small-Cap Funds) is 0.15% through July 31, 2020 and 0.30% thereafter through July 31, 2023. The expense cap for the PF Multi-Asset Fund is 0.16% through July 31, 2020. The expense cap for the PF International Small-Cap Fund is 0.25% through July 31, 2020.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended March 31, 2020 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2020 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2020 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2021	3/31/2022	3/31/2023
PF Inflation Managed	$19,621	$58,726	$61,646
PF Managed Bond	540,942	443,715	472,703
PF Short Duration Bond	131,342	119,957	156,485
PF Emerging Markets Debt	77,724	124,856	133,378
PF Developing Growth	13,829	14,826	31,688
PF Growth	89,652	112,913	136,249
PF Large-Cap Value	247,008	118,375	125,113
PF Mid-Cap Equity	49,499	18,220	25,216
PF Multi-Asset	48,872	609,033	588,849
PF Small-Cap Value	75,777	53,658	60,545
PF Emerging Markets	516,488	310,434	309,200
PF International Large-Cap	256,803	124,692	163,188
PF International Small-Cap	28,196	60,110	79,456
PF International Value	213,419	154,717	170,154
PF Real Estate	30,103	30,395	69,513

Total	$2,339,275	$2,354,627	$2,583,383

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the fiscal year ended March 31, 2020.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2020, Pacific Life owned 100.00% of the total shares outstanding (aggregate of all share classes) of the PF Mid-Cap Equity Fund.

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2020, such expenses decreased by $955 for all applicable Funds of the Trust presented in these financial statements as a result of the market value depreciation on such accounts. As of March 31, 2020 the total amount in the DCP Liability accounts was $50,103 for all applicable Funds of the Trust presented in these financial statements.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2020, there were no purchase and sale transactions with an affiliated Fund within the Trust. There were purchase and sale transactions with affiliated funds outside of the Trust, which were transacted at the current market price and conducted in compliance with Rule 17a-7 under the 1940 Act.

8. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2020, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Inflation Managed	$116,226,646	$141,023,864	$7,104,014	$10,176,637
PF Managed Bond	3,356,315,537	3,410,361,947	77,872,073	121,876,002
PF Short Duration Bond	99,523,183	124,332,787	71,991,118	74,665,322
PF Emerging Markets Debt	—	—	69,409,352	45,321,033
PF Developing Growth	—	—	20,217,451	18,019,221
PF Growth	—	—	37,086,097	67,909,578
PF Large-Cap Value	—	—	56,845,288	47,116,675
PF Mid-Cap Equity	—	—	4,175,794	4,133,693
PF Multi-Asset	196,234,961	137,404,873	361,359,618	469,816,984
PF Small-Cap Value	—	—	21,733,711	43,325,340
PF Emerging Markets	—	—	58,817,494	83,863,195
PF International Large-Cap	—	—	10,919,233	24,812,325
PF International Small-Cap	—	—	21,945,182	24,008,094
PF International Value	—	—	17,254,859	31,399,284
PF Real Estate	—	—	38,773,136	59,993,448

D-19

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2020, are summarized in the following table:

	Collateral Type	Remaining Contractual Maturity of the Agreements
Secured Borrowings		Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$11,585,269	$—	$—	$11,585,269

Total borrowings		$—	$11,585,269	$—	$—	$11,585,269

PF Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$64,666,795	$—	$—	$64,666,795
Reverse repurchase agreement	U.S. Treasury Obligations	—	6,180,500	—	—	6,180,500

Total borrowings		$—	$70,847,295	$—	$—	$70,847,295

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2020, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2020:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Inflation Managed	($8,091,636)	$411,238	$—	$—	$—	$—	$—
PF Managed Bond	—	16,657,083	—	—	—	—	—
PF Short Duration Bond	(1,762,713)	1,007,947	—	—	—	—	—
PF Emerging Markets Debt	(6,348,212)	—	—	1,501,516	—	—	1,501,516
PF Developing Growth	—	—	173,231	18,421	—	—	18,421
PF Growth	—	585,381	6,050,666	—	—	—	—
PF Large-Cap Value	—	689,617	4,499,732	—	—	—	—
PF Mid-Cap Equity	(733,296)	3,785	—	—	—	—	—
PF Multi-Asset	(22,988,577)	4,856,231	—	—	—	—	—
PF Small-Cap Value	—	—	—	33,599	1,796,579	5,246,409	7,076,587
PF Emerging Markets	—	544,382	2,094,893	—	—	—	—
PF International Large-Cap	—	262,935	608,401	—	—	—	—
PF International Small-Cap	(7,208,962)	658,805	—	—	—	—	—
PF International Value	(85,421)	—	—	185	—	—	185
PF Real Estate	—	—	—	245,971	5,553,843	2,409,122	8,208,936

Accumulated capital losses represent net capital loss carryovers as of March 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2020 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2020:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2020
Fund	Short-Term	Long-Term
PF Inflation Managed	$—	($8,091,636)	($8,091,636)	$1,089,997
PF Managed Bond	—	—	—	10,615,626
PF Short Duration Bond	—	(1,762,713)	(1,762,713)	1,062,661
PF Emerging Markets Debt	(2,883,489)	(3,464,723)	(6,348,212)	1,184,827
PF Mid-Cap Equity	(328,817)	(404,479)	(733,296)	—
PF Multi-Asset	—	(22,988,577)	(22,988,577)	3,531,127
PF International Small-Cap	(7,208,962)	—	(7,208,962)	—
PF International Value	(85,421)	—	(85,421)	—

D-20

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2020, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
PF Inflation Managed	$31,144,691	$1,364,423	($2,350,231)	($985,808)	$8,564	($977,244)
PF Managed Bond	588,623,594	13,696,270	(21,311,251)	(7,614,981)	(279,656)	(7,894,637)
PF Short Duration Bond	125,146,772	450,283	(4,043,956)	(3,593,673)	250	(3,593,423)
PF Emerging Markets Debt	98,892,928	1,667,705	(14,575,215)	(12,907,510)	(116,235)	(13,023,745)
PF Developing Growth	16,147,274	2,632,978	(1,052,330)	1,580,648	—	1,580,648
PF Growth	86,657,704	79,723,586	(1,989,102)	77,734,484	—	77,734,484
PF Large-Cap Value	118,384,562	50,753,053	(8,940,914)	41,812,139	—	41,812,139
PF Mid-Cap Equity	8,780,456	794,248	(1,749,769)	(955,521)	(8)	(955,529)
PF Multi-Asset	1,000,483,715	11,324,654	(16,820,235)	(5,495,581)	(107,616,409)	(113,111,990)
PF Small-Cap Value	37,454,145	2,599,949	(11,933,832)	(9,333,883)	—	(9,333,883)
PF Emerging Markets	82,337,957	25,410,497	(10,482,679)	14,927,818	3,821	14,931,639
PF International Large-Cap	28,706,906	16,219,851	(3,491,353)	12,728,498	(4,191)	12,724,307
PF International Small-Cap	28,010,859	2,798,165	(4,066,735)	(1,268,570)	(5,725)	(1,274,295)
PF International Value	50,988,995	1,171,829	(17,686,327)	(16,514,498)	(11,644)	(16,526,142)
PF Real Estate	42,183,689	6,105,481	(4,785,101)	1,320,380	—	1,320,380

(1)

The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, straddle loss deferrals, partnerships, defaulted securities, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

(2)	Other includes net appreciation or depreciation on derivatives, short sales, unfunded loan commitments, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2016.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the fiscal years ended March 31, 2020 and 2019, were as follows:

	For the Year Ended March 31, 2020			For the Year Ended March 31, 2019
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Inflation Managed	$448,792	$—	$448,792	$2,002,797	$—	$2,002,797
PF Managed Bond	11,614,415	—	11,614,415	15,588,848	—	15,588,848
PF Short Duration Bond	4,409,514	—	4,409,514	2,654,646	—	2,654,646
PF Emerging Markets Debt	3,084,637	—	3,084,637	1,235,277	—	1,235,277
PF Developing Growth	—	1,213,285	1,213,285	—	95,677	95,677
PF Growth	710,327	5,538,368	6,248,695	562,295	10,205,298	10,767,593
PF Large-Cap Value	2,395,784	9,321,653	11,717,437	3,580,330	61,881,413	65,461,743
PF Mid-Cap Equity	61,466	—	61,466	446,362	5,318,107	5,764,469
PF Multi-Asset	26,336,391	—	26,336,391	15,433,139	—	15,433,139
PF Small Cap Value	841,075	4,019,780	4,860,855	1,150,556	15,278,120	16,428,676
PF Emerging Markets	3,103,562	15,553,740	18,657,302	833,161	14,561,366	15,394,527
PF International Large-Cap	1,035,846	5,539,936	6,575,782	1,238,466	22,780,379	24,018,845
PF International Small-Cap	1,056,704	—	1,056,704	374,460	1,498,859	1,873,319
PF International Value	1,866,805	—	1,866,805	7,861,965	6,034,253	13,896,218
PF Real Estate	1,986,246	740,953	2,727,199	900,002	5,570,666	6,470,668

D-21

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2020, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2020. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, foreign currency transactions, non-deductible expenses, swap income, futures gain/loss, investments in passive foreign investment companies, foreign capital gain tax, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Inflation Managed	$—	$62,188	($62,188)
PF Managed Bond	—	(2,381,397)	2,381,397
PF Short Duration Bond	—	162,064	(162,064)
PF Emerging Markets Debt	—	(1,555,855)	1,555,855
PF Developing Growth	(92,487)	92,487	—
PF Growth	—	130,070	(130,070)
PF Large-Cap Value	(151)	(84,923)	85,074
PF Multi-Asset	—	9,002,038	(9,002,038)
PF Small-Cap Value	(704)	382	322
PF Emerging Markets	—	92,041	(92,041)
PF International Large-Cap	—	(43,828)	43,828
PF International Small-Cap	—	155,877	(155,877)
PF International Value	(268,473)	(182,828)	451,301
PF Real Estate	(3,491)	(97,844)	101,335

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal years ended March 31, 2020 and March 31, 2019, were as follows:

	Year ended 3/31/2020	Year ended 3/31/2019	Year ended 3/31/2020	Year ended 3/31/2019	Year ended 3/31/2020	Year ended 3/31/2019	Year ended 3/31/2020	Year ended 3/31/2019
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund

Class P
Shares sold	50,345	256,207	3,615,077	6,352,160	3,472,022	12,928,251	5,812,009	2,106,584
Dividends and distributions reinvested	49,102	236,457	1,054,428	1,537,362	443,167	271,714	340,844	143,304
Shares repurchased	(2,451,976)	(4,377,223)	(16,664,549)	(17,374,944)	(7,041,652)	(9,029,155)	(1,751,480)	(3,595,690)
Net increase (decrease)	(2,352,529)	(3,884,559)	(11,995,044)	(9,485,422)	(3,126,463)	4,170,810	4,401,373	(1,345,802)
Beginning shares outstanding	4,648,564	8,533,123	47,078,053	56,563,475	15,640,207	11,469,397	7,806,405	9,152,207
Ending shares outstanding	2,296,035	4,648,564	35,083,009	47,078,053	12,513,744	15,640,207	12,207,778	7,806,405

	PF Developing Growth Fund		PF Growth Fund		PF Large-Cap Value Fund		PF Mid-Cap Equity Fund

Class P
Shares sold	540,745	477,855	744,195	1,636,305	4,035,833	6,177,036	—	881,298
Dividends and distributions reinvested	71,962	6,044	209,732	437,817	930,979	5,625,143	4,906	2,011
Shares repurchased	(217,548)	(270,382)	(1,772,752)	(3,363,434)	(2,688,678)	(6,523,746)	—	(2,921,454)
Net increase (decrease)	395,159	213,517	(818,825)	(1,289,312)	2,278,134	5,278,433	4,906	(2,038,145)
Beginning shares outstanding	851,393	637,876	6,855,689	8,145,001	14,318,522	9,040,089	880,013	2,918,158
Ending shares outstanding	1,246,552	851,393	6,036,864	6,855,689	16,596,656	14,318,522	884,919	880,013

	PF Multi-Asset Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund

Class P
Shares sold	12,776,406	61,114,150	139,026	1,765,846	3,623,219	2,603,510	1,242,672	1,907,404
Dividends and distributions reinvested	2,407,348	1,819,946	601,184	2,034,155	1,506,175	1,152,531	589,059	2,217,372
Shares repurchased	(23,448,818)	(24,969,892)	(3,925,447)	(2,466,137)	(4,270,606)	(4,965,180)	(2,211,109)	(5,136,988)
Net increase (decrease)	(8,265,064)	37,964,204	(3,185,237)	1,333,864	858,788	(1,209,139)	(379,378)	(1,012,212)
Beginning shares outstanding	115,812,746	77,848,542	8,599,383	7,265,519	9,102,089	10,311,228	5,002,089	6,014,301
Ending shares outstanding	107,547,682	115,812,746	5,414,146	8,599,383	9,960,877	9,102,089	4,622,711	5,002,089

	PF International Small-Cap Fund		PF International Value Fund		PF Real Estate Fund

Class P
Shares sold	2,064,523	1,285,828	1,635,474	2,962,401	1,392,030	4,140,280
Dividends and distributions reinvested	106,308	208,299	236,077	1,854,451	204,529	562,033
Shares repurchased	(1,634,018)	(6,156,842)	(3,710,349)	(10,296,096)	(4,036,771)	(1,536,045)
Net increase (decrease)	536,813	(4,662,715)	(1,838,798)	(5,479,244)	(2,440,212)	3,166,268
Beginning shares outstanding	3,330,575	7,993,290	8,647,538	14,126,782	6,666,827	3,500,559
Ending shares outstanding	3,867,388	3,330,575	6,808,740	8,647,538	4,226,615	6,666,827

D-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Mid-Cap Equity Fund, PF Multi-Asset Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund and PF Real Estate Fund, (the “Funds”) (fifteen of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2020; the related statements of operations and cash flows (for PF Inflation Managed Fund), changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, and the results of their operations and its cash flows (for the PF Inflation Managed Fund), the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statements of Operations and Cash Flows (for PF Inflation Managed Fund)	Statements of Changes in Net Assets	Financial Highlights
PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Mid-Cap Equity Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Real Estate Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017 and 2016
PF Multi-Asset Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019 and the period from January 31, 2018 (commencement of operations) through March 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, CA

May 26, 2020

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the fiscal year ended March 31, 2020 is as follows:

Fund	Percentage
PF Growth	77.16%
PF Large-Cap Value	100.00%
PF Mid-Cap Equity	100.00%
PF Small-Cap Value	73.86%

For the fiscal year ended March 31, 2020 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Growth	86.07%
PF Large-Cap Value	100.00%
PF Mid-Cap Equity	100.00%
PF Small-Cap Value	86.48%
PF Emerging Markets	50.81%
PF International Large-Cap	98.95%
PF International Small-Cap	100.00%
PF International Value	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2021. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the fiscal year ended March 31, 2020. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Developing Growth	$1,386,516
PF Growth	9,094,798
PF Large-Cap Value	10,318,053
PF Small-Cap Value	4,019,780
PF Emerging Markets	15,553,740
PF International Large-Cap	5,539,936
PF Real Estate	740,953

F-1

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2019 to March 31, 2020.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/20” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/19-03/31/20” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2019 to March 31, 2020.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/19-03/31/20.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
PF Inflation Managed Fund
Actual Fund Return

Class P	$1,000.00	$1,007.10	0.99%	$4.97

Hypothetical

Class P	$1,000.00	$1,020.05	0.99%	$5.00
PF Managed Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,010.60	0.77%	$3.87

Hypothetical

Class P	$1,000.00	$1,021.15	0.77%	$3.89
PF Short Duration Bond Fund
Actual Fund Return

Class P	$1,000.00	$987.80	0.55%	$2.73

Hypothetical

Class P	$1,000.00	$1,022.25	0.55%	$2.78
PF Emerging Markets Debt Fund
Actual Fund Return

Class P	$1,000.00	$816.20	0.92%	$4.18

Hypothetical

Class P	$1,000.00	$1,020.40	0.92%	$4.65
PF Developing Growth Fund
Actual Fund Return

Class P	$1,000.00	$881.50	0.75%	$3.53

Hypothetical

Class P	$1,000.00	$1,021.25	0.75%	$3.79
PF Growth Fund
Actual Fund Return

Class P	$1,000.00	$954.90	0.70%	$3.42

Hypothetical

Class P	$1,000.00	$1,021.50	0.70%	$3.54
PF Large-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$811.90	0.80%	$3.62

Hypothetical

Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Mid-Cap Equity Fund
Actual Fund Return

Class P	$1,000.00	$758.30	0.80%	$3.52

Hypothetical

Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Multi-Asset Fund
Actual Fund Return

Class P	$1,000.00	$816.60	0.51%	$2.32

Hypothetical

Class P	$1,000.00	$1,022.45	0.51%	$2.58
PF Small-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$670.70	0.90%	$3.76

Hypothetical

Class P	$1,000.00	$1,020.50	0.90%	$4.55

See explanation of references on page F-3

F-2

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/19	Ending Account Value at 03/31/20	Annualized Expense Ratio	Expenses Paid During the Period 10/01/19 - 03/31/20 (1)
PF Emerging Markets Fund
Actual Fund Return

Class P	$1,000.00	$861.60	0.95%	$4.42

Hypothetical

Class P	$1,000.00	$1,020.25	0.95%	$4.80
PF International Large-Cap Fund
Actual Fund Return

Class P	$1,000.00	$864.10	1.00%	$4.66

Hypothetical

Class P	$1,000.00	$1,020.00	1.00%	$5.05
PF International Small-Cap Fund
Actual Fund Return

Class P	$1,000.00	$781.10	1.10%	$4.90

Hypothetical

Class P	$1,000.00	$1,019.50	1.10%	$5.55
PF International Value Fund
Actual Fund Return

Class P	$1,000.00	$716.30	0.80%	$3.43

Hypothetical

Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Real Estate Fund
Actual Fund Return

Class P	$1,000.00	$778.60	0.90%	$4.00

Hypothetical

Class P	$1,000.00	$1,020.50	0.90%	$4.55

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds.	85

		Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.

Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Consultant (3/19 to 6/19) to the Trust; Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	85

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present).	85

		Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP; Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation.

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County.	85

		Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	85

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	85

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	85

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	85

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	85

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	85

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	85

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	85

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	85

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	85

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/1/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	85

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	85

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13 and Assistant Secretary since 1/1/20	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) and Assistant Secretary (1/20) of Pacific Select Fund.	85

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2020, the “Fund Complex” consisted of Pacific Select Fund (52 funds) and Pacific Funds (33 funds).

F-6

PACIFIC FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Trust has adopted a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated the Liquidity Oversight Committee (the “Committee”) of Pacific Life Fund Advisors LLC (the “Investment Adviser”) as the administrator of the Program. Personnel of the Investment Adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Committee.

Under the Program, the Committee manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the Program for the period June 1, 2019 through December 31, 2019. The report included, among other information, each Fund’s (i) investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed market conditions; (ii) short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (iii) holdings of cash and cash equivalents, as well as relevant borrowing arrangements.

No significant liquidity events impacting any Fund were noted in the report. In addition, the Committee provided its assessment that the Program had been effective in managing each Fund’s liquidity risk.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Asset Allocation Funds”), as well as the PF Multi-Asset Fund (together with the PAM Managed Funds (defined below) and Asset Allocation Funds, the “Directly Managed Funds”). Until December 31, 2019, PLFA also directly managed Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, as well as the collateral portion of the PF Multi-Asset Fund (together, the “PAM Managed Funds”), under the name Pacific Asset Management (“PAM”). At its December 10, 2019 meeting, the Board took into account PAM’s scheduled reorganization into Pacific Asset Management LLC (“PAM LLC”), a newly formed indirect wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on January 1, 2020 and approved a new Sub-Advisory Agreement with PAM LLC with respect to the PAM Managed Funds. Therefore, going forward, the PAM Managed Funds will no longer be directly managed by PLFA as PAM LLC will be a Sub-Adviser to those Funds. For all other Funds, PLFA has retained third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 10, 2019.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as Adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

[1]

At the December 10th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Currency Strategies Fund (with respect to Neuberger Berman Investment Advisors LLC (“Neuberger Berman”)) or PF Emerging Markets Fund, as those agreements were not up for renewal at that time. In addition, as the Sub-Advisory Agreement for the PAM Managed Funds is a new agreement, it has not been previously approved.

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers (including, going forward, PAM LLC) in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated under an administration agreement for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA2. The Trustees considered that PLFA, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm in 2016 to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PF Multi-Asset Fund, the Trustees also considered PLFA’s trading-related and valuation responsibilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement under an administration agreement and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to PLFA’s internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for

[2]

As discussed further below, in reviewing the nature, extent and quality of services to be provided by PAM LLC in connection with the new Sub-Advisory Agreement for the PAM Managed Funds, the Board took into account that these services had been provided by PAM as a division of PLFA prior to January 1, 2020 and that PLFA and PAM have each represented to the Board that the nature, extent and quality of these services will not be impacted by the reorganization of PAM into PAM LLC.

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds3 – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA has historically provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers and that going forward it will continue to employ the same process for PAM LLC as for all other Sub-Advisors. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio

[3]	For purposes of this discussion, the PAM Managed Funds are considered Sub-Advised Funds with respect to the new Sub-Advisory Agreement between the Trust, PLFA and PAM LLC effective January 1, 2020.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated under the administration agreement for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser, in approving the Sub-Advisory Agreement for the PAM Managed Funds and in continuing the Sub-Advisory Agreements for the other Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income and PF Multi-Asset Fund

With respect to Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds High Income and the collateral portion of PF Multi-Asset, each directly managed by the fixed income business division of PLFA under the name PAM, the Trustees considered that, in approving a new Sub-Advisory Agreement for PAM LLC due to PAM’s scheduled reorganization into PAM LLC on January 1, 2020, PLFA and PAM LLC had represented that the investment teams responsible for managing the Funds will not change as a result of the reorganization, nor will the nature, extent or quality of services currently provided to the PAM Managed Funds.

PF Small-Cap Value

With respect to PF Small-Cap Value sub-advised by AllianceBernstein L.P. (“AllianceBernstein”), the Trustees noted that rather than approving the renewal of the prior Sub-Advisory Agreement, they were approving a new Sub-Advisory Agreement due to a change in control of AllianceBernstein’s parent company, which resulted in the automatic termination of the current Sub-Advisory Agreement. In this regard, the Trustees noted that AllianceBernstein had represented that there would be no changes to the Fund’s portfolio management team and that there is expected to be no change in the nature, extent or quality of services provided to the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided, or to be provided, by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that these custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2019, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods, and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five- and ten-year periods.

Pacific Funds Large-Cap

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Large-Cap Value

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PF Developing Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Small/Mid-Cap

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three-year period.

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Small-Cap

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and slightly outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list,” will be monitoring the Fund closely for improved performance and may have a course of action to recommend for the Fund at an upcoming Board meeting.

PF Small-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Pacific Funds Small-Cap Value

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period.

PF International Small-Cap Fund

The Fund: (1) underperformed the Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance (as demonstrated by the similarly managed fund in Pacific Select Fund) and its confidence in the Sub-Adviser’s investment process. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

PF International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

PF Currency Strategies Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2014 until 2018. The Board also considered that the current Sub-Adviser had been the sole Sub-Adviser from 2018 until May 2019 and that it had recently approved a new Sub-Advisory Agreement for the Fund with Neuberger Berman effective May 2019 in connection with the addition of a co-Sub-Adviser and, therefore, the Sub-Advisory Agreement with Neuberger Berman was not up for renewal at this time.

PF Multi-Asset Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered the Fund’s contribution to the performance of the Asset Allocation Funds.

PF Real Estate Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, underperformed for the five-year period and slightly outperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Core Income

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the second quintile for the three- and five-year periods.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fourth quintile for the five-year period.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA4. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected

Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from

[4]	With respect to the PAM Managed Funds, the Trustees considered the level of the proposed sub-advisory fee to be paid to PAM LLC.

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Asset Allocation Funds, the Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Asset Allocation Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Multi-Asset Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees considered that the Selected Expense Peer Group also contains intermediate-term bond funds which generally have a lower advisory fee than multisector bond funds, such as the Fund.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

F-18

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the PAM Managed Funds, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered information relating to comparative fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds5.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and

[5]	With respect to the PAM Managed Funds, this information was provided on a pro forma basis.

F-19

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the non-PAM Managed Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered pro-forma information regarding the anticipated costs and profitability of the new Sub-Advisory Agreement to PAM LLC.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation Funds and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F-20

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement and the approval of the Sub-Advisory Agreement for the PAM Managed Funds would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-21

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT, (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-22

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed as Exhibit 99.CODE ETH to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2020 and 2019 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $802,000 and $800,000, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2020 and 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2020 and 2019 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $164,792 and $178,143, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

There were no aggregate fees billed for the fiscal years ended March 31, 2020 and 2019 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2020 and 2019 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,282,272 and $1,636,451, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1)   Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)  Separate Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906.CERT pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 4, 2020

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 4, 2020